UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2018

Long Short Credit Strategies

Goldman Sachs Long Short Credit Strategies Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

What Differentiates Goldman Sachs Long Short Credit Strategies Fund’s Investment Process?

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) seeks an absolute return comprised of income and capital appreciation.

The Fund uses a bottom-up, fundamental approach with a focus on high conviction ideas across the corporate credit spectrum. Inefficiencies in the credit markets may provide attractive opportunities for investors. The Fund seeks to capitalize on these through an unconstrained approach, security selection and providing active downside management.

∎	The Fund is not limited by the traditional constraints of a benchmark strategy.

∎	The Fund uses a flexible and dynamic strategy that allows it to invest across the spectrum of corporate credit while seeking what we believe are the most attractive risk-adjusted return opportunities.

∎	The Fund invests across the spectrum of corporate credit including high yield, investment grade, bank loans, convertibles and preferred equity.

∎	The Fund seeks to identify issuers that offer compelling value through bottom-up security selection, with a focus on capital preservation.

∎	The Fund’s investment approach allows for flexibility in security selection, irrespective of industry, ratings and maturity constraints.

∎	The Fund manages long and short exposures to potentially generate absolute returns. A hedged approach allows the Fund to deploy tactical portfolio tilts via high yield index shorts.

∎	Dynamic portfolio management may enhance downside mitigation while providing investors access to security selection expertise.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Asset Management Credit Alternatives Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 0.92%, 0.54%, 0.98%, 1.04%, 0.79% and 0.99%, respectively. These returns compare to the 1.17% cumulative total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.06%. This return compares to the 1.05% cumulative total return of the Index during the same time period.

Because the composition of the Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	Generally, investor sentiment was positive during the Reporting Period, led by healthy credit fundamentals coupled with solid economic data, including U.S. labor market statistics and strengthening U.S. Gross Domestic Product (“GDP”) growth. During most of 2017, we had witnessed soft U.S. inflation, despite low unemployment and moderated economic growth. However, during the Reporting Period, we saw inflation climb higher, with U.S. inflation hitting a new six-year high in June 2018.

U.S. credit markets, specifically U.S. high yield bonds and leveraged loans, rallied during the Reporting Period, as we saw credit spreads, or yield differentials to U.S. Treasuries, tighten. This was a swift change from the first quarter of 2018, which was marked by increased volatility in both equity and credit markets, including a moderate sell-off for U.S. high yield bonds.

Overall, we began to witness increased volatility in 2018 year-to-date through September 30 across risk assets, driven by monetary policy, trade war discourse, inflation and geopolitical risks. There was a fair amount of uncertainty regarding the impact of the trade war on the U.S. economy as well as on the global economy, as the newly-imposed tariffs by the current U.S. Administration were largely unprecedented territory and a change to long-standing U.S. policy.

The U.S. Federal Reserve (the “Fed”) completed its eighth interest rate hike of the current cycle in September 2018, increasing the targeted federal funds rate by 25 basis points to a range of 2.00% to 2.25%. (A basis point is 1/100th of a percentage point.) The interest rate hike was largely anticipated by the market and, similar to other Fed hikes over the past two years, was largely priced into the market ahead of the hike. A notable change to Fed policy was the removal of the “accommodative policy” language. Many interpreted the change as the end of the quantitative easing program established by the Fed after the 2008 financial crisis. Along with additional projected interest rate hikes, including one more in 2018 and three in 2019, the Fed continued reducing its balance sheet during the Reporting Period, which further signaled the end of the quantitative easing program.

Given this macro backdrop, there were outflows from the U.S. high yield bond market and inflows into U.S. leveraged loans during the Reporting Period. Despite healthy high yield credit fundamentals, outflows were largely driven both by the investor uncertainty surrounding compressed high yield spreads to well below historic averages and by broader macro uncertainties, including interest rate hikes. Amid

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PORTFOLIO RESULTS

increasing interest rates, investors found floating rate leveraged loans to be an attractive source of opportunity. The significant inflows into U.S. leveraged loans created heightened technical, or supply/demand, dynamics, driving loan prices higher and tightening spreads. During the Reporting Period, broad leveraged loan indices outperformed high yield corporate bond indices. Rising interest rates, however, put pressure on investment grade credit during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s positive performance during the Reporting Period was broad-based, attributable to long positioning in energy, communications and capital goods credits. The largest individual contributors during the Reporting Period included long positions in Weatherford International, Transocean and Sprint.

Within the Fund’s long positioning, there were no sectors that materially detracted from performance. That said, the largest individual detractors during the Reporting Period were the Fund’s positions in J.C. Penney, Rite Aid and Adient Global Holdings. The Fund’s tactical short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, also detracted from its results during the Reporting Period as spreads tightened. The Fund’s interest rate swaps, which are used to hedge duration, contributed modestly positively to performance.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The corporate credit markets, as mentioned earlier, broadly rallied during the Reporting Period, driven largely, in our view, by generally healthy fundamentals. U.S. high yield corporate bonds and bank loans were among the strongest performers during the Reporting Period, as spreads narrowed. Our ability to identify select issuers within the corporate credit sector contributed positively to the Fund’s performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. Indeed, we maintained a low duration profile within the Fund’s portfolio, which may reduce sensitivity to rising interest rates. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) At the same time, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions contributed positively, albeit modestly, to its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps contributed modestly positively to Fund performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

We favored secured indebtedness, including high yield and select bank loans, and kept these allocations largely unchanged during the Reporting Period. We also found what we considered to be compelling opportunities amongst short duration bonds, especially toward the very short-term end of the yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) We maintained our favor toward short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from potential increases in interest rates. We believe these securities are attractive for maintaining yield while limiting overall interest rate exposure, particularly

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PORTFOLIO RESULTS

given Fed interest rate hikes thus far and potential additional interest rate increases in 2018 and 2019.

We increased the Fund’s short position in a credit default swap high yield index toward the end of the Reporting Period, as a reflection of our cautious view. One of the key tenets of our investment philosophy is capital preservation, which typically leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	How was the Fund positioned at the end of September 2018?

A	At the end of the Reporting Period, the Fund was defensively positioned based on our cautious view of the market at the end of September 2018. The Fund remained focused on higher quality issuers amid rising U.S. interest rates and higher volatility related to geopolitical uncertainty. We believe a focus on fundamentals and security selection may well be increasingly important in the credit picker’s market seen at the end of the Reporting Period. While we continued to see value in the credit markets, we believed the Fund’s ability to be flexible across the spectrum of corporate credit allowed us to capitalize on changing market conditions.

Reflecting our modestly defensive Fund positioning, as of September 30, 2018, approximately 59% of the Fund’s total net assets was invested in unsecured debt obligations, 17% in secured debt obligations, 18% in bank loans, 2% in investment grade corporate bonds, less than 1% in common and other equity securities and 10% in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -66% in a credit default swap high yield index. The Fund had a total of 148 holdings from 119 issuers at September 30, 2018, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Bombardier, Navistar International and Delphi Technologies.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we continued to identify fixed income opportunities amid rising U.S. interest rates. We believed short duration high yield credit remained attractive, historically having outperformed longer-dated high yield credit and investment grade credit during periods of rising interest rates. We also intended to look to identify opportunities higher in the capital structure and companies with what we considered to be strong balance sheets and attractive leverage profiles. Given rising interest rates, floating rate loans, in our view, have been an attractive source of opportunity. However, we believe we may see an increase in bank loan re-pricings going forward as interest rates rise. Potential re-pricing, in addition to weaker loan covenants and tighter spreads due to market technicals, have led us to take a more cautious view toward loans. We also believe security selection will be increasingly important within the loans market.

Given this view, we believe a sound approach, grounded in fundamentals with a focus on capital preservation, may offer a compelling means to navigate the current and anticipated market environment in the months ahead. We believe heightened volatility may lead to periods of technical dislocations in the market, which may provide for attractive single-name investing opportunities. We also intend to continue dynamically adjusting the Fund’s short position in a high yield credit default swap index, a position taken in an effort to mitigate risk during periods of market volatility and sell-offs.

While we continued to see value in the credit markets at the end of the Reporting Period, we believe that security selection and a focus on fundamentals will be increasingly important if interest rates continue to rise as expected and should the Fed indeed take an increasingly less accommodative approach to monetary policy.

As always, we intend to remain disciplined in our approach focused on credit selection. Our investment team has been identifying what we view as several investment opportunities in the new issue debt market, as we have seen what we consider to be attractive price entry points. Overall, we believe the Fund’s ability to be flexible across the corporate credit spectrum — high yield, loans, bank loans and investment grade credit — enables the Fund to step in and seek to take advantage of market opportunities when inefficiencies arise as well as to capitalize on changing market conditions.

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FUND BASICS

Long Short Credit Strategies Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.92%	1.17%	4.22%	4.08%
Class C	0.54	1.17	3.64	3.48
Institutional	0.98	1.17	4.74	4.58
Investor	1.04	1.17	4.64	4.49
Class R	0.79	1.17	4.13	3.98
Class R6	0.99	1.17	4.75	4.59

April 20, 2018– September 30, 2018
Class P	0.06%	1.05%	4.75%	4.59%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-3.61%	N/A	-0.46%	4/30/14
Class C	-1.60	N/A	-0.35	4/30/14
Institutional[5]	0.48	1.43%	4.74	6/15/09
Investor	0.39	N/A	0.65	4/30/14
Class P	N/A	N/A	0.06	4/20/18
Class R	-0.11	N/A	0.16	4/30/14
Class R6	N/A	N/A	0.36	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect the maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1.00% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5]	The average annual total return figures for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”) into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. The Predecessor Fund commenced operations on June 15, 2009.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information for the Fund’s Institutional Shares shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

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FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.58%
Class C	2.22	2.33
Institutional	1.13	1.24
Investor	1.22	1.33
Class P	1.12	1.23
Class R	1.72	1.83
Class R6	1.12	1.23

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[8]
As of September 30, 2018	Percentage of Net Assets
Automotive	10.0%
Oil Field Services	7.6
Media	4.9
Telecommunication Services	4.9
Exploration and Production	4.4
Aerospace & Defense	4.2
Diversified Financial Services	3.8
Chemicals	3.6
Packaging & Containers	3.6
Pipelines	3.1

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 34.7%
Bank Loans(a) – 17.7%
Aerospace(b) – 0.5%
TransDigm, Inc. (B+/Ba2) (1M LIBOR + 2.500%)
$950,542	4.742%	06/09/23	$953,755

Automotive(b) – 1.8%
Navistar International Corp. (B+/Ba3) (1M LIBOR + 3.500%)
3,474,036	5.640	11/06/24	3,491,406

Chemicals(b) (c) – 0.9%
Consolidated Energy Finance SA (NR/NR) (1M LIBOR + 2.500%)
1,806,142	4.633	05/07/25	1,799,369

Commercial Services(b) – 0.4%
Monitronics International, Inc. (CC/Caa1) (3M LIBOR + 5.500%)
723,740	7.886	09/30/22	704,561

Construction Machinery(b) – 1.1%
Accudyne Industries LLC (B/B3) (1M LIBOR + 3.000%)
907,645	5.242	08/18/24	910,595
Pisces Midco, Inc. (NR/NR) (3M LIBOR + 3.750%)
1,322,010	6.087	04/12/25	1,333,577

			2,244,172

Consumer Cyclical Services(b) – 1.6%
APX Group, Inc. (NR/NR) (3M LIBOR + 5.000%)
1,405,694	7.323	02/02/24	1,398,665
TKC Holdings, Inc. (B-/B2) (1M LIBOR + 3.750%)
1,764,747	6.000	02/01/23	1,765,859

			3,164,524

Diversified Manufacturing(b) – 0.8%
AI Aqua Merger Sub, Inc. (B/B2)
(1M LIBOR + 3.250%)
136,308	5.492	12/13/23	136,478
(1M LIBOR + 3.250%)
1,405,933	5.492	12/13/23	1,405,933

			1,542,411

Electric(b) – 0.3%
Frontera Generation Holdings LLC (BB/NR) (1M LIBOR + 4.250%)
677,303	6.354	05/02/25	681,251

Energy-Oil & Gas Services & Equipment(b) – 0.5%
Apergy Corp. (BB/Ba1) (1M LIBOR + 2.500%)
1,091,871	4.750	05/09/25	1,097,331

Entertainment(b) – 0.4%
Lions Gate Entertainment Corp. (NR/NR) (1M LIBOR + 2.250%)
822,909	4.492	03/24/25	823,592

Environmental(b) – 0.7%
Core & Main LP (B+/B2) (3M LIBOR + 3.000%)
1,392,982	5.321	08/01/24	1,397,050

Food & Beverage(b) – 0.8%
Dole Food Co., Inc. (B/B1) (1M LIBOR + 2.750%)
1,607,767	4.883	04/06/24	1,606,625

Health Care(b) – 1.3%
BW NHHC Holdco, Inc. (NR/NR) (1M LIBOR + 5.250%)
710,664	7.480	05/15/25	697,787

Secured Debt Obligations – (continued)
Health Care – (continued)
Kindred Healthcare, Inc. (B+/B3) (1M LIBOR + 5.000%)
$1,000,000	7.250%	06/19/25	$1,002,500
Owens & Minor, Inc. (NR/NR) (1M LIBOR + 4.500%)
923,000	6.604	05/01/25	869,927

			2,570,214

Health Care – Services(b) – 1.0%
Community Health Systems, Inc. (B-/Caa1) (3M LIBOR + 3.250%)
986,785	5.563	01/27/21	973,315
Greenway Health LLC (B/B3) (3M LIBOR + 3.750%)
1,067,507	6.140	02/14/24	1,064,838

			2,038,153

Insurance(b) – 0.6%
Acrisure LLC (B/B2) (3M LIBOR + 3.750%)
220,276	5.992	11/22/23	220,644
Hub International Ltd. (B/B2) (3M LIBOR + 3.000%)
914,759	5.335	04/25/25	916,360

			1,137,004

Media – Non Cable(b) – 1.4%
CBS Radio, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
1,157,948	4.962	11/17/24	1,147,608
Univision Communications, Inc. (BB-/B2) (1M LIBOR + 2.750%)
1,673,503	4.992	03/15/24	1,626,226

			2,773,834

Packaging – 0.7%
Berry Global, Inc. (BBB-/Ba2)
463,000	2.000	10/01/22	463,838
BWAY Holding Co. (B/B2)(b) (3M LIBOR + 3.250%)
880,014	5.581	04/03/24	878,914

			1,342,752

Pipelines(b) – 0.5%
Oryx Southern Delaware Holdings LLC (NR/NR) (1M LIBOR + 3.250%)
962,165	5.492	02/28/25	946,126

Real Estate Investment Trust(b) – 0.5%
iStar, Inc. (BB-/Ba2) (1M LIBOR + 2.750%)
1,004,325	4.871	06/28/23	1,004,325

Retailers(b) – 0.3%
JC Penney Corp., Inc. (B/B1) (3M LIBOR + 4.250%)
599,894	6.567	06/23/23	550,102

Software(b) – 0.3%
Ensono LP (B/B2) (1M LIBOR + 5.250%)
507,151	7.492	06/27/25	511,802

Technology – Hardware(b) – 0.5%
Verifone Systems, Inc. (B/B1) (3M LIBOR + 4.000%)
936,000	6.322	08/20/25	941,616

Telecommunications(b) – 0.4%
Shutterfly, Inc. (BB-/Ba3) (1M LIBOR + 2.750%)
883,052	5.000	08/17/24	885,992

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Telecommunications – Wireless(b) – 0.4%
Intelsat Jackson Holdings SA (B/B1) (1M LIBOR + 3.750%)
$818,000	5.980%	11/27/23	$820,838

TOTAL BANK LOANS			$35,028,805

Other Secured Debt Obligations – 17.0%
Automotive(d)(e) – 0.3%
Mclaren Finance PLC (B/B2)
$569,000	5.750%	08/01/22	$558,331

Building Materials(d)(e) – 0.5%
Builders FirstSource, Inc. (BB-/B3)
1,051,000	5.625	09/01/24	1,011,588

Commercial Services(d) – 1.1%
APX Group, Inc. (B-/B1)
538,000	7.875	12/01/22	548,760
Prime Security Services Borrower LLC/Prime Finance, Inc. (B-/B3)(e)
1,479,000	9.250	05/15/23	1,578,832

			2,127,592

Consumer Discretionary(d)(e) – 0.9%
The Hertz Corp. (BB-/B1)
1,893,000	7.625	06/01/22	1,869,338

Financial Services(d)(e) – 0.8%
VFH Parent LLC/Orchestra Co-Issuer, Inc. (B-/B1)
1,513,000	6.750	06/15/22	1,562,173

Health Care – Services – 1.6%
Bausch Health Cos., Inc. (BB-/Ba3)(d)(e)
2,227,000	6.500	03/15/22	2,316,080
Tenet Healthcare Corp. (BB-/Ba3)
757,000	6.000	10/01/20	780,656

			3,096,736

Industrials(d)(e) – 0.8%
Ashtead Capital, Inc. (BBB-/Baa3)
1,593,000	5.250	08/01/26	1,609,328

Media – Cable(d)(e) – 2.7%
Altice US Finance I Corp. (BB/Ba3)
2,587,000	5.500	05/15/26	2,577,299
Ziggo BV (BB-/B1)
2,987,000	5.500	01/15/27	2,796,578

			5,373,877

Media – Non Cable(d)(e) – 0.2%
Univision Communications, Inc. (BB-/B2)
484,000	5.125	02/15/25	452,540

Metals & Mining(d)(e) – 0.3%
Cleveland-Cliffs, Inc. (BB-/Ba3)
533,000	4.875	01/15/24	522,340

Oil Field Service(d)(e) – 0.7%
Transocean Proteus Ltd. (B+/NR)
1,428,000	6.250	12/01/24	1,449,420

Secured Debt Obligations – (continued)
Oil, Gas & Consumable Fuels(d)(e) – 0.4%
Transocean Guardian Ltd. (B+/B1)
684,000	5.875	01/15/24	688,275

Packaging & Containers(d) – 3.7%
ARD Finance SA (B-/Caa2)(f) (PIK 7.875%, Cash 7.125%)
2,096,000	7.125	09/15/23	2,111,720
Berry Global, Inc. (BB-/B2)
171,000	5.125	07/15/23	172,069
BWAY Holding Co. (B/B2)(e)
1,853,000	5.500	04/15/24	1,820,573
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)(e)
3,217,000	5.125	07/15/23	3,192,872

			7,297,234

Pipelines(d) – 0.4%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)
416,000	7.000	06/30/24	455,520
319,000	5.125	06/30/27	319,798

			775,318

Retailing(d)(e) – 0.6%
JC Penney Corp., Inc. (CCC+/Caa1)
1,915,000	8.625	03/15/25	1,273,475

Software(d)(e) – 1.1%
First Data Corp. (BB/Ba2)
2,163,000	5.000	01/15/24	2,173,815

Telecommunications – Wireless – 0.8%
Hughes Satellite Systems Corp. (BBB-/Ba2)
1,710,000	5.250	08/01/26	1,667,250

Telecommunications-Wirelines(d)(e) – 0.1%
Frontier Communications Corp. (B/B3)
287,000	8.500	04/01/26	271,215

TOTAL OTHER SECURED DEBT OBLIGATIONS			$33,779,845

TOTAL SECURED DEBT OBLIGATIONS
(Cost $70,011,436)			$68,808,650

Unsecured Debt Obligations – 58.7%
Advertising(d) – 0.1%
Lamar Media Corp. (BB/Ba2)
$259,000	5.375%	01/15/24	$263,533

Aero Leasing(e) – 1.4%
DAE Funding LLC (BB+/Ba3)(d)
1,152,000	5.000	08/01/24	1,127,520
Park Aerospace Holdings Ltd. (BB/Ba3)
1,683,000	5.250	08/15/22	1,701,101

			2,828,621

Aerospace & Defense – 4.2%
Bombardier, Inc. (B-/Caa1)(e)
2,248,000	8.750	12/01/21	2,472,800
1,128,000	6.000 (d)	10/15/22	1,130,820
387,000	6.125	01/15/23	387,484

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Aerospace & Defense – (continued)
TransDigm UK Holdings PLC (B-/B3)(d)(e)
$625,000	6.875%	05/15/26	$640,624
TransDigm, Inc. (B-/B3)(d)
363,000	6.000	07/15/22	368,899
Triumph Group, Inc. (CCC+/Caa1)(d)
1,723,000	4.875	04/01/21	1,664,848
1,778,000	7.750	08/15/25	1,722,437

			8,387,912

Automotive – 7.9%
Adient Global Holdings Ltd. (BB-/B1)(d)(e)
3,788,000	4.875	08/15/26	3,371,320
Cooper-Standard Automotive, Inc. (B+/B1)(d)(e)
420,000	5.625	11/15/26	410,550
Dana Financing Luxembourg Sarl (BB/B1)(d)(e)
2,202,000	5.750	04/15/25	2,163,465
Dana, Inc. (BB/B1)(d)
243,000	6.000	09/15/23	249,986
Delphi Technologies PLC (BB/B1)(e)
3,637,000	5.000	10/01/25	3,422,606
Ford Motor Credit Co. LLC (BBB/Baa3)
598,000	3.664	09/08/24	559,222
General Motors Co. (BBB/Baa3)(d)
463,000	4.200	10/01/27	436,744
Jaguar Land Rover Automotive PLC (BB/Ba2)(d)(e)
161,000	5.625	02/01/23	158,116
2,891,000	4.500	10/01/27	2,363,392
Navistar International Corp. (CCC+/Caa1)(d)(e)
400,000	6.625	11/01/25	416,000
Tesla, Inc. (B-/Caa1)(d)(e)
2,241,000	5.300	08/15/25	1,888,043
ZF North America Capital, Inc. (BBB-/Baa3)(e)
168,000	4.750	04/29/25	167,952

			15,607,396

Chemicals(d) – 2.7%
NOVA Chemicals Corp. (BB+/Ba2)(e)
650,000	5.250	08/01/23	644,930
894,000	4.875	06/01/24	863,559
Platform Specialty Products Corp. (B+/Caa1)(e)
1,819,000	5.875	12/01/25	1,793,989
The Chemours Co. (BB-/Ba3)
410,000	6.625	05/15/23	427,425
418,000	5.375	05/15/27	401,280
Tronox Finance PLC (B-/B3)(e)
1,382,000	5.750	10/01/25	1,283,533

			5,414,716

Commercial Services(d) – 0.2%
APX Group, Inc. (CCC/Caa2)
420,000	7.625	09/01/23	388,500

Diversified Financial Services – 3.8%
Jefferies Finance LLC/JFIN Co-Issuer Corp. (B/B1)(d)(e)
872,000	7.500	04/15/21	897,070
1,296,000	6.875	04/15/22	1,302,480
Lions Gate Capital Holdings LLC (B-/B2)(d)(e)
998,000	5.875	11/01/24	1,019,208

Unsecured Debt Obligations – (continued)
Diversified Financial Services – (continued)
Navient Corp. (B+/Ba3)
$883,000	7.250%	01/25/22	$934,876
1,197,000	6.500	06/15/22	1,241,887
Quicken Loans, Inc. (BB/Ba1)(d)(e)
2,204,000	5.250	01/15/28	2,041,455

			7,436,976

Energy(d)(e) – 0.5%
Parkland Fuel Corp. (BB-/B1)
976,000	6.000	04/01/26	978,147

Engineering & Construction(d) – 0.4%
AECOM (BB-/Ba3)
696,000	5.125	03/15/27	677,730

Exploration and Production(d) – 4.4%
CrownRock LP/CrownRock Finance, Inc. (BB-/B3)(e)
3,040,000	5.625	10/15/25	2,956,400
Gulfport Energy Corp. (BB-/B1)
1,406,000	6.625	05/01/23	1,430,605
Indigo Natural Resources LLC (B+/B3)(e)
1,998,000	6.875	02/15/26	1,933,065
Parsley Energy LLC/Parsley Finance Corp. (BB-/B2)(e)
1,052,000	5.375	01/15/25	1,053,315
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. (B-/Caa1)(e)
920,000	8.750	04/15/23	906,200
399,000	9.750	04/15/23	399,000

			8,678,585

Food & Drug Retailing(d)(e) – 2.1%
Dean Foods Co. (BB-/B3)
1,479,000	6.500	03/15/23	1,388,411
FAGE International SA/FAGE USA Dairy Industry, Inc. (BB-/B1)
3,046,000	5.625	08/15/26	2,794,705

			4,183,116

Gaming(d)(e) – 0.2%
Churchill Downs, Inc. (B+/Ba3)
513,000	4.750	01/15/28	479,655

Health Care – Services(d)(e) – 0.2%
Enterprise Merger Sub, Inc. (B-/Caa1)
396,000	8.750	10/15/26	396,000

Home Builders(d) – 1.3%
AV Homes, Inc. (B-/B3)
2,441,000	6.625	05/15/22	2,514,230

Household Products(d) – 0.8%
Spectrum Brands Holdings, Inc. (B-/B3)
1,549,000	7.750	01/15/22	1,591,598

Insurance(d)(e) – 0.5%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
1,031,000	7.000	11/15/25	958,830

Iron/Steel(d) – 0.5%
United States Steel Corp. (B/B2)
998,000	6.250	03/15/26	989,268

Machinery – Construction & Mining(d)(e) – 1.1%
Terex Corp. (BB/B2)
2,258,000	5.625	02/01/25	2,229,775

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Media – 4.9%
AMC Networks, Inc. (BB/Ba3)(d)
$2,559,000	4.750%	08/01/25	$2,456,640
CBS Radio, Inc. (B-/B3)(d)(e)
1,254,000	7.250	11/01/24	1,202,273
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)(e)
1,065,000	4.000	03/01/23	1,018,406
2,415,000	5.000	02/01/28	2,267,081
DISH DBS Corp. (B/B1)
614,000	5.000	03/15/23	557,205
Sirius XM Radio, Inc. (BB/Ba3)(d)(e)
921,000	4.625	05/15/23	911,790
1,314,000	5.375	07/15/26	1,304,145

			9,717,540

Oil Field Services(d) – 6.9%
Archrock Partners LP/Archrock Partners Finance Corp. (B-/B3)
1,472,000	6.000	10/01/22	1,486,720
Diamondback Energy, Inc. (BB/Ba3)(e)
2,957,000	4.750	11/01/24	2,960,696
Eclipse Resources Corp. (B-/Caa1)
758,000	8.875	07/15/23	771,265
Ensco PLC (B/B3)
1,609,000	5.200	03/15/25	1,399,830
QEP Resources, Inc. (BB/Ba3)
1,262,000	5.375	10/01/22	1,266,733
Rowan Cos., Inc. (B-/Caa1)
1,451,000	4.750	01/15/24	1,295,017
Seven Generations Energy Ltd. (BB/Ba3)(e)
570,000	6.750	05/01/23	589,238
Transocean, Inc. (B-/Caa2)
2,481,000	5.800	10/15/22	2,471,696
Weatherford International LLC (B-/Caa1)(e)
690,000	9.875	03/01/25	664,125
Weatherford International Ltd. (B-/Caa1)
826,000	8.250	06/15/23	780,570

			13,685,890

Pharmaceuticals – 0.9%
Teva Pharmaceutical Finance Co. BV (BB/Ba2)
1,854,000	2.950	12/18/22	1,704,594

Pipelines(d) – 2.2%
Cheniere Energy Partners LP (BB/Ba2)(e)
833,000	5.625	10/01/26	838,206
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)(e)
1,781,000	6.500	03/15/26	1,774,321
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)
382,000	6.750	08/01/22	389,640
248,000	5.625	06/15/24	233,740
644,000	6.250	05/15/26	610,190
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(e)
420,000	5.875	04/15/26	433,125

			4,279,222

Unsecured Debt Obligations – (continued)
Real Estate Investment Trust(d) – 1.2%
iStar, Inc. (BB-/B1)
2,432,000	5.250	09/15/22	2,401,600

Refining & Marketing(d)(e) – 0.6%
Sunoco LP/Sunoco Finance Corp. (BB-/B1)
1,280,000	4.875	01/15/23	1,264,000

Retailing(d)(e) – 1.2%
Rite Aid Corp. (B-/B3)
2,613,000	6.125	04/01/23	2,345,167

Software(d) – 0.6%
Donnelley Financial Solutions, Inc. (B/B3)
1,200,000	8.250	10/15/24	1,258,500

Technology – Software(d) – 1.3%
Booz Allen Hamilton, Inc. (B+/B1)(e)
1,785,000	5.125	05/01/25	1,749,300
Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)(e)
847,000	5.000	04/15/22	823,707

			2,573,007

Telecommunication Services(d) – 4.9%
Inmarsat Finance PLC (BB+/Ba3)(e)
1,786,000	4.875	05/15/22	1,770,373
Intelsat Jackson Holdings SA (CCC+/Caa2)(e)
1,470,000	8.500	10/15/24	1,484,700
Sprint Corp. (B/B3)
2,892,000	7.625	03/01/26	3,058,290
ViaSat, Inc. (BB-/B3)(e)
3,543,000	5.625	09/15/25	3,356,992

			9,670,355

Transportation(d)(e) – 1.7%
XPO Logistics, Inc. (BB/B1)
3,163,000	6.125	09/01/23	3,273,705

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $118,662,514)			$116,178,168

Shares	Description		Value
Common Stock* – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
1,141,924	Prairie Provident Resources, Inc.		$336,719
(Cost $2,946,423)

Units	Expiration Date		Value
Warrant*(c) – 0.0%
Jack Cooper Enterprises, Inc. (NR/NR)
1,734	10/17/29		$17
(Cost $0)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Shares	Distribution Rate	Value
Investment Company(g) – 2.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,409,947	2.060%	$4,409,947
(Cost $4,409,947)

TOTAL INVESTMENTS – 95.8%		$189,733,501
(Cost $196,030,320)

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		8,215,373

NET ASSETS – 100.0%		$197,948,874

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $105,896,942, which represents approximately 53.5% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(f)	Pay-in-kind securities.
(g)	Represents an affiliated issuer.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.750%(a)	3M LIBOR(b)	12/19/25	$23,121(c)	$546,122	$265,120	$281,002

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.NA.HY Index 30	(5.000)%	3.070%	06/20/23	$130,000	$(10,317,046)	$(8,927,314)	$(1,389,732)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 30	—CDX North America High Yield Index 30

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Assets and Liabilities

September 30, 2018 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $191,620,373)	$185,323,554
Investments of affiliated issuers, at value (cost $4,409,947)	4,409,947
Cash	1,439,898
Foreign currencies, at value (cost $226,534)	240,336
Receivables:
Investments sold on an extended-settlement basis	5,029,896
Collateral on swap contracts	4,223,488
Investments sold	3,166,939
Dividends and interest	2,547,260
Fund shares sold	27,861
Reimbursement from investment adviser	23,859
Other assets	100,716
Total assets	206,533,754

Liabilities:
Variation margin on swap contracts	64,867
Payables:
Investments purchased	3,910,690
Investments purchased on an extended-settlement basis	3,492,746
Fund shares redeemed	919,819
Management fees	163,745
Distribution and Service fees and Transfer Agency fees	9,284
Income distribution	6,098
Accrued expenses	17,631
Total liabilities	8,584,880

Net Assets:
Paid-in capital	226,052,788
Undistributed net investment income	4,821,115
Accumulated net realized loss	(25,533,282)
Net unrealized loss	(7,391,747)
NET ASSETS	$197,948,874
Net Assets:
Class A	$6,367,276
Class C	1,468,020
Institutional	65,334,587
Investor	7,179,559
Class P	115,600,706
Class R	36,239
Class R6	1,962,487
Total Net Assets	$197,948,874
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	695,180
Class C	160,338
Institutional	7,137,883
Investor	784,010
Class P	12,645,609
Class R	3,958
Class R6	214,406
Net asset value, offering and redemption price per share:(a)
Class A	$9.16
Class C	9.16
Institutional	9.15
Investor	9.16
Class P	9.14
Class R	9.16
Class R6	9.15

(a)	Maximum public offering price for Class A shares of the Long Short Credit Strategies Fund is $9.52. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

Investment income:
Interest	$5,832,699
Dividends — affiliated issuers	88,414
Total investment income	5,921,113

Expenses:
Management fees	1,060,323
Custody, accounting and administrative services	67,570
Professional fees	64,444
Transfer Agency fees(a)	46,843
Printing and mailing costs	34,972
Registration fees	27,331
Distribution and Service fees(a)	15,860
Trustee fees	8,493
Other	6,632
Total expenses	1,332,468
Less — expense reductions	(118,086)
Net expenses	1,214,382
NET INVESTMENT INCOME	4,706,731

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,055,932)
Swap contracts	(2,519,480)
Net change in unrealized gain (loss) on:
Investments	2,758,599
Swap contracts	(594,124)
Foreign currency translation	(14,044)
Net realized and unrealized loss	(2,424,981)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,281,750

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

Distribution and/or Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$8,250	$7,519	$91	$4,290	$977	$29,330	$4,720	$7,206	$24	$296

(b)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$4,706,731	$8,052,075
Net realized loss	(4,575,412)	(210,645)
Net change in unrealized gain (loss)	2,150,431	(5,426,941)
Net increase in net assets resulting from operations	2,281,750	2,414,489

Distributions to shareholders:
From net investment income
Class A Shares	(81,574)	(307,188)
Class C Shares	(12,977)	(62,489)
Institutional Shares	(2,097,880)	(8,171,229)
Investor Shares	(98,990)	(283,503)
Class P Shares(a)	(647,889)	—
Class R Shares	(402)	(1,206)
Class R6 Shares(b)	(27,752)	(13,582)
Total distributions to shareholders	(2,967,464)	(8,839,197)

From share transactions:
Proceeds from sales of shares	134,071,625	86,574,352
Reinvestment of distributions	2,917,686	8,321,523
Cost of shares redeemed	(157,145,090)	(83,856,837)
Net increase (decrease) in net assets resulting from share transactions	(20,155,779)	11,039,038
TOTAL INCREASE (DECREASE)	(20,841,493)	4,614,330

Net assets:
Beginning of period	218,790,367	214,176,037
End of period	$197,948,874	$218,790,367
Undistributed net investment income	$4,821,115	$3,081,848

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,			Period Ended March 31, 2015(a)
			2018	2017	2016
Per Share Data
Net asset value, beginning of period	$9.19		$9.45	$9.47	$9.79	$10.52
Net investment income(b)	0.19		0.32	0.33	0.32	0.31
Net realized and unrealized loss	(0.11)		(0.24)	(0.03)	(0.30)	(0.65)
Total from investment operations	0.08		0.08	0.30	0.02	(0.34)
Distributions to shareholders from net investment income	(0.11)		(0.34)	(0.32)	(0.34)	(0.30)
Distributions to shareholders from net realized gains	—		—	—	—	(0.09)
Total distributions	(0.11)		(0.34)	(0.32)	(0.34)	(0.39)
Net asset value, end of period	$9.16		$9.19	$9.45	$9.47	$9.79
Total return(c)	0.92%		0.86%	3.20%	0.19%	(3.28)%
Net assets, end of period (in 000s)	$6,367		$6,984	$12,673	$8,358	$6,943
Ratio of net expenses to average net assets	1.47	%(d)	1.43%	1.45%	1.49%	1.57	%(d)
Ratio of total expenses to average net assets	1.58	%(d)	1.54%	1.62%	1.57%	1.62	%(d)
Ratio of net investment income to average net assets	4.12	%(d)	3.40%	3.43%	3.34%	3.35	%(d)
Portfolio turnover rate(e)	109%		267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,			Period Ended March 31, 2015(a)
			2018	2017	2016
Per Share Data
Net asset value, beginning of period	$9.19		$9.45	$9.47	$9.79	$10.52
Net investment income(b)	0.16		0.25	0.26	0.25	0.24
Net realized and unrealized loss	(0.11)		(0.24)	(0.03)	(0.31)	(0.66)
Total from investment operations	0.05		0.01	0.23	(0.06)	(0.42)
Distributions to shareholders from net investment income	(0.08)		(0.27)	(0.25)	(0.26)	(0.22)
Distributions to shareholders from net realized gains	—		—	—	—	(0.09)
Total distributions	(0.08)		(0.27)	(0.25)	(0.26)	(0.31)
Net asset value, end of period	$9.16		$9.19	$9.45	$9.47	$9.79
Total return(c)	0.54%		0.12%	2.43%	(0.55)%	(3.95)%
Net assets, end of period (in 000s)	$1,468		$1,545	$2,692	$1,773	$1,016
Ratio of net expenses to average net assets	2.22	%(d)	2.18%	2.20%	2.23%	2.30	%(d)
Ratio of total expenses to average net assets	2.33	%(d)	2.29%	2.37%	2.32%	2.38	%(d)
Ratio of net investment income to average net assets	3.37	%(d)	2.65%	2.68%	2.61%	2.61	%(d)
Portfolio turnover rate(e)	109%		267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.18		$9.44	$9.46	$9.78	$10.51	$10.80
Net investment income(a)	0.20		0.35	0.36	0.35	0.37	0.39
Net realized and unrealized gain (loss)	(0.10)		(0.23)	(0.03)	(0.30)	(0.66)	0.09
Total from investment operations	0.10		0.12	0.33	0.05	(0.29)	0.48
Distributions to shareholders from net investment income	(0.13)		(0.38)	(0.35)	(0.37)	(0.35)	(0.39)
Distributions to shareholders from net realized gains	—		—	—	—	(0.09)	(0.38)
Total distributions	(0.13)		(0.38)	(0.35)	(0.37)	(0.44)	(0.77)
Net asset value, end of period	$9.15		$9.18	$9.44	$9.46	$9.78	$10.51
Total return(b)	0.98%		1.32%	3.55%	0.53%	(2.77)%	4.61%
Net assets, end of period (in 000s)	$65,335		$199,256	$189,429	$173,758	$190,148	$335,421
Ratio of net expenses to average net assets	1.13	%(c)	1.09%	1.11%	1.15%	1.27%	1.49%
Ratio of total expenses to average net assets	1.23	%(c)	1.19%	1.28%	1.23%	1.35%	1.51%
Ratio of net investment income to average net assets	4.42	%(c)	3.74%	3.77%	3.68%	3.57%	3.67%
Portfolio turnover rate(d)	109%		267%	266%	173%	164%	207%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,			Period Ended March 31, 2015(a)
			2018	2017	2016
Per Share Data
Net asset value, beginning of period	$9.19		$9.45	$9.47	$9.79	$10.52
Net investment income(b)	0.20		0.35	0.35	0.35	0.33
Net realized and unrealized loss	(0.10)		(0.24)	(0.03)	(0.31)	(0.65)
Total from investment operations	0.10		0.11	0.32	0.04	(0.32)
Distributions to shareholders from net investment income	(0.13)		(0.37)	(0.34)	(0.36)	(0.32)
Distributions to shareholders from net realized gains	—		—	—	—	(0.09)
Total distributions	(0.13)		(0.37)	(0.34)	(0.36)	(0.41)
Net asset value, end of period	$9.16		$9.19	$9.45	$9.47	$9.79
Total return(c)	1.04%		1.12%	3.45%	0.44%	(3.05)%
Net assets, end of period (in 000s)	$7,180		$7,357	$9,347	$5,067	$2,475
Ratio of net expenses to average net assets	1.22	%(d)	1.18%	1.20%	1.23%	1.30	%(d)
Ratio of total expenses to average net assets	1.33	%(d)	1.28%	1.38%	1.32%	1.40	%(d)
Ratio of net investment income to average net assets	4.37	%(d)	3.66%	3.69%	3.61%	3.60	%(d)
Portfolio turnover rate(e)	109%		267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$9.25
Net investment income(b)	0.19
Net realized and unrealized loss	(0.18)
Total from investment operations	0.01
Distributions to shareholders from net investment income	(0.12)
Net asset value, end of period	$9.14
Total return(c)	0.06%
Net assets, end of period (in 000s)	$115,601
Ratio of net expenses to average net assets	1.12	%(d)
Ratio of total expenses to average net assets	1.26	%(d)
Ratio of net investment income to average net assets	4.60	%(d)
Portfolio turnover rate(e)	109%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,			Period Ended March 31, 2015(a)
			2018	2017	2016
Per Share Data
Net asset value, beginning of period	$9.19		$9.45	$9.47	$9.78	$10.52
Net investment income(b)	0.18		0.30	0.30	0.30	0.28
Net realized and unrealized loss	(0.11)		(0.24)	(0.02)	(0.30)	(0.65)
Total from investment operations	0.07		0.06	0.28	—	(0.37)
Distributions to shareholders from net investment income	(0.10)		(0.32)	(0.30)	(0.31)	(0.28)
Distributions to shareholders from net realized gains	—		—	—	—	(0.09)
Total distributions	(0.10)		(0.32)	(0.30)	(0.31)	(0.37)
Net asset value, end of period	$9.16		$9.19	$9.45	$9.47	$9.78
Total return(c)	0.79%		0.61%	2.94%	0.04%	(3.57)%
Net assets, end of period (in 000s)	$36		$36	$35	$33	$32
Ratio of net expenses to average net assets	1.72	%(d)	1.68%	1.70%	1.74%	1.84	%(d)
Ratio of total expenses to average net assets	1.83	%(d)	1.78%	1.87%	1.83%	1.93	%(d)
Ratio of net investment income to average net assets	3.87	%(d)	3.15%	3.18%	3.08%	2.98	%(d)
Portfolio turnover rate(e)	109%		267%	266%	173%	164%

(a)	Commenced operations on April 30, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Period Ended March 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$9.18		$9.48
Net investment income(b)	0.21		0.13
Net realized and unrealized loss	(0.11)		(0.20)
Total from investment operations	0.10		(0.07)
Distributions to shareholders from net investment income	(0.13)		(0.23)
Net asset value, end of period	$9.15		$9.18
Total return(c)	0.99%		(0.62)%
Net assets, end of period (in 000s)	$1,962		$3,612
Ratio of net expenses to average net assets	1.12	%(d)	1.11	%(d)
Ratio of total expenses to average net assets	1.23	%(d)	1.05	%(d)
Ratio of net investment income to average net assets	4.47	%(d)	4.27	%(d)
Portfolio turnover rate(e)	109%		267%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements

September 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) is a diversified fund that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P (commenced operations on April 20, 2018), Class R and Class R6 Shares. Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

24

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of

25

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or

26

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

27

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2018:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$33,229,436	$1,799,369
Other Secured Debt Obligations	—	33,779,845	—
Unsecured Debt Obligations	—	116,178,168	—
Common Stock and/or Other Equity Investments(a)
North America	—	336,719	—
Warrants	—	—	17
Investment Company	4,409,947	—	—
Total	$4,409,947	$183,524,168	$1,799,386

Derivative Type
Assets(b)
Interest Rate Swap Contracts	$—	$281,002	$—
Liabilities(b)
Credit Default Swap Contracts	$—	$(1,389,732)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Interest rate	Variation Margin on swap contracts	$281,002	—	$—
Credit	—	—	Variation Margin on swap contracts	(1,389,732)
Total		$281,002		$(1,389,732)

(a)	Includes unrealized gain (loss) on centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin as of September 30, 2018 is reported within the Statement of Assets and Liabilities.

28

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$29,516	$454,373	1
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,548,996)	(1,048,497)	1
Total		$(2,519,480)	$(594,124)	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

29

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended September 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.99%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any, and any additional voluntary management fee waivers, if applicable.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended September 30, 2018, GSAM waived $8,287 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2018, Goldman Sachs advised that it retained $1 in front end sales charges, and it did not retain any contingent deferred sales charges.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.03% of average daily net assets with respect to Class P and Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional Shares and 0.13% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares.

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GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets of the Fund is 0.094%. The Other Expense limitation will remain in place through at least July 29, 2019 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended September 30, 2018, the expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$8,287	$22	$109,777	$118,086

G.  Line of Credit Facility — As of September 30, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2018, the Fund did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of September 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 69% of the Class R Shares of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the six months ended September 30, 2018:

Beginning Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of September 30, 2018	Shares as of September 30, 2018	Dividend Income
$19,288,690	$90,656,708	$(105,535,451)	$4,409,947	4,409,947	$88,414

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2018, were:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
$—	$209,155,104	$21,700,000	$240,126,259

31

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, March 31, 2018, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(19,458,643)
Perpetual Long-Term	(2,009,361)
Total capital loss carryforwards	$(21,468,004)
Timing differences (Post October Loss Deferral/Distributions Payable)	$(253,302)

As of September 30, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$195,308,692
Gross unrealized gain	$1,323,406
Gross unrealized loss	(6,898,597)
Net unrealized loss on investments	$(5,575,191)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of underlying fund investments, swap transactions, and material modification of debt securities.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries

32

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

8. OTHER RISKS (continued)

may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk —When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at

33

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The

34

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

10. OTHER MATTERS (continued)

amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. he amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal years beginning after December 15, 2019. GSAM and GSAMI are currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	110,930	$1,022,356	63,885	$604,562
Reinvestment of distributions	8,832	81,196	32,744	306,450
Shares redeemed	(184,336)	(1,698,547)	(677,690)	(6,395,943)
	(64,574)	(594,995)	(581,061)	(5,484,931)
Class C Shares
Shares sold	2,339	21,500	14,372	136,165
Reinvestment of distributions	1,412	12,977	6,688	62,443
Shares redeemed	(11,593)	(106,823)	(137,852)	(1,295,980)
	(7,842)	(72,346)	(116,792)	(1,097,372)
Institutional Shares
Shares sold	778,782	7,170,000	8,256,838	78,059,755
Reinvestment of distributions	222,921	2,048,480	819,779	7,654,633
Shares redeemed	(15,558,798)	(142,881,532)	(7,440,296)	(69,967,118)
	(14,557,095)	(133,663,052)	1,636,321	15,747,270
Investor Shares
Shares sold	156,832	1,443,028	420,340	3,973,796
Reinvestment of distributions	10,770	98,990	30,268	283,209
Shares redeemed	(184,141)	(1,696,283)	(639,261)	(6,047,796)
	(16,539)	(154,265)	(188,653)	(1,790,791)

35

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018
	Shares	Dollars	Shares	Dollars

Class P Shares(a)
Shares sold	13,546,017	$124,234,588	—	$—
Reinvestment of distributions	70,694	647,889	—	—
Shares redeemed	(971,102)	(8,911,905)	—	—
	12,645,609	115,970,572	—	—
Class R Shares
Shares sold	16	153	81	763
Reinvestment of distributions	44	402	129	1,206
	60	555	210	1,969
Class R6 Shares(b)
Shares sold	19,557	180,000	408,070	3,799,311
Reinvestment of distributions	3,021	27,752	1,470	13,582
Shares redeemed	(201,490)	(1,850,000)	(16,222)	(150,000)
	(178,912)	(1,642,248)	393,318	3,662,893
NET INCREASE (DECREASE)	(2,179,293)	$(20,155,779)	1,143,343	$11,039,038

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

36

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Portfolio Expenses — Six Month Period Ended September 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018, which represents a period of 182 days in a 365-day year. The Class P example is based on the period from April 20, 2018 through September 30, 2018, which represents a period of 163 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from April 1, 2018 through September 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Credit Strategies Fund
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*
Class A
Actual	$1,000.00	$1,009.20		$7.40
Hypothetical 5% return	1,000.00	1,017.70	+	7.44
Class C
Actual	1,000.00	1,005.40		11.16
Hypothetical 5% return	1,000.00	1,013.94	+	11.21
Institutional
Actual	1,000.00	1,009.80		5.69
Hypothetical 5% return	1,000.00	1,019.40	+	5.72
Investor
Actual	1,000.00	1,010.40		6.15
Hypothetical 5% return	1,000.00	1,018.95	+	6.17
Class P(a)
Actual	1,000.00	1,000.60		4.94
Hypothetical 5% return	1,000.00	1,016.44	+	5.66
Class R
Actual	1,000.00	1,007.90		8.66
Hypothetical 5% return	1,000.00	1,016.44	+	8.69
Class R6
Actual	1,000.00	1,009.90		5.64
Hypothetical 5% return	1,000.00	1,019.45	+	5.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P(a)	Class R	Class R6
Long Short Credit Strategies+	1.47%	2.22%	1.13%	1.22%	1.12%	1.72%	1.12%

(a)	Class P Shares commenced operations on April 20, 2018.

37

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Long Short Credit Strategies Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

38

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

39

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees recalled that the Fund was launched in April 2014 in connection with the reorganization of the Goldman Sachs Credit Strategies Fund, a closed-end interval fund, with and into the Fund. The Trustees noted that the Fund’s Institutional Shares (when viewed together with its predecessor) had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one- and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 0.11%, 1.03%, and 0.87%, respectively, for the one-, three-, and five-year periods; and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-, three-, and five-year periods ended March 31, 2018. However, they noted that the Fund currently implements a long/short credit strategy, while its predecessor, the Goldman Sachs Credit Strategies Fund, implemented a long-only credit strategy.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

40

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2019.

41

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square Fundssm

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs is available on the SEC’s Web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction.

Fund holdings and allocations shown are as of September 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 147516-OTU-870936 FIALTSAR-18/1.5K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2018

Multi Sector Fixed Income Funds
Bond Fund
Core Fixed Income
Global Income
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND FUND

∎	CORE FIXED INCOME

∎	GLOBAL INCOME

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

1

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the six months ended September 30, 2018 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic data, central bank monetary policy and geopolitics.

In the second quarter of 2018, when the Reporting Period began, spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade tensions, political events in emerging markets countries and Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Federal Reserve (“Fed”) raised short-term interest rates, the seventh interest rate hike since December 2015. The Fed’s dot plot pointed to two more rate increases in 2018, implying a total of four rate hikes in the calendar year. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) U.S. economic growth strengthened, with Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China. Meanwhile, the European Central Bank (“ECB”) announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual softening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury rates rose in response, followed, in turn, by the interest rates of other developed markets countries. In the third calendar quarter, the U.S. dollar appreciated modestly relative to many major currencies.

For the Reporting Period as a whole, spread sectors generally outperformed U.S. Treasury securities, led by high yield corporate bonds. Commercial mortgage-backed securities, investment grade corporate bonds, asset-backed securities, mortgage-backed securities and agency securities also outpaced U.S. Treasury securities, albeit to a lesser extent. Sovereign emerging markets debt underperformed U.S. Treasury securities during the Reporting Period overall. The U.S. Treasury yield curve, or spectrum of maturities, flattened, as yields on shorter-term and intermediate-term maturities rose more than those on longer-term maturities. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The yield on the bellwether 10-year U.S. Treasury rose approximately 32 basis points to end the Reporting Period at 3.06%.

Looking Ahead

At the end of the Reporting Period, we expected the global economic expansion may continue through 2019. Exceptional economic growth in the U.S. appeared well supported, in our view, with unemployment at its lowest level in decades and economic activity indicators, such as the

2

MARKET REVIEW

Institute for Supply Management’s manufacturing surveys, comfortably in expansionary territory. However, we believe Eurozone economic growth is likely to maintain its gradual slowing trend, as the escalation of the U.S.-China trade conflict, in addition to political and policy uncertainties, weigh on business sentiment and capital spending. At the end of the Reporting Period, China was easing its fiscal policy, which we think could help support its economic growth amid trade tensions with the U.S., though this support may be limited, in our opinion, by Chinese officials’ efforts to reduce leverage in the economy. We believe the key risks to our view are the cumulative impact of escalating trade tariffs and Europe’s political challenges, as Italy moves toward more accommodative fiscal policy in spite of its significant existing debt.

Regarding inflation, higher crude oil prices lifted headline inflation in most developed economies, but core inflation remained subdued in the Eurozone and Japan at the end of the Reporting Period. In the U.S., core inflation rose gradually, but we see some risk of higher inflation during 2019 as trade tariffs take effect and low unemployment potentially puts upward pressure on wages.

As for monetary policy, we expect one more Fed interest rate hike by the end of 2018 and three rate hikes during 2019. We believe the main risks to this view are a material slowing in the U.S. economy or a meaningful pickup in wage growth. Meanwhile, we believe subdued inflation and moderating economic growth in the Eurozone are likely to keep European interest rates from moving beyond zero in the near term. In our opinion, the ECB may raise interest rates in late 2019, though we expect its tightening cycle overall to be short.

3

FUND RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -1.00%, -1.47%, -0.83%, -1.18%, -0.98%, -1.12% and -0.93%, respectively. These returns compare to the -0.14% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -0.33%. This compares to the 0.72% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our top-down currency strategy detracted from relative results during the Reporting Period. Long positions in the Argentine peso, Swedish krona and South African rand drove most of the underperformance. These losses were only partially offset by a short position in the euro, which contributed positively. The currency strategy is primarily implemented via currency forwards.

Our cross-sector strategy generated mixed results, but overall contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Within the Fund’s country strategy, long positions in European rates versus short U.K. and Swedish rates contributed positively to relative results. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection overall contributed positively to relative performance as well.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to government/swaps, collateralized loan obligations (“CLOs”) and residential mortgage-backed securities contributed positively to relative results. An overweight to asset-backed securities and the Fund’s corporate credit positioning further buoyed relative performance. These gains were partially offset by an underweight to agency mortgage-backed securities and by an overweight to emerging markets debt, which detracted.

Security selection strategies contributed positively to relative performance driven by global yield curve steepeners and by individual issue selection amongst U.S. government and agency debt within the government/swaps sector. (A steepening yield curve is one wherein the differential between short-term and long-term yields widens.) The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

4

FUND RESULTS

Selection of Puerto Rico municipal bonds contributed positively to relative returns within the municipal bond sector. A bias toward lower quality investment grade corporate bonds, tactical credit curve positioning and effective selection of industrial names added value within the corporate credit sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Bloomberg Barclays Index. During the Reporting Period, the U.S. Federal Reserve (the “Fed”) delivered its eighth interest rate hike since December 2015. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy at the Fed’s September 2018 meeting, leading the fixed income markets to increase its expectations for possibly one more interest rate hike in 2018 and then additional interest rate hikes in 2019.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund. During the Reporting Period, positions in credit default swaps and interest rate swaps contributed positively to relative results, while positions in currency forwards and futures detracted from relative results, and positions in swaptions did not meaningfully impact Fund performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we moved within the Fund from an underweight to an overweight in corporate credit. We maintained the Fund’s underweighted position in agency mortgage-backed securities on our view that valuations remained unattractive relative to other sectors. Additionally, the Fed has been unwinding its mortgage holdings, putting pressure on the agency mortgage market, increasing volatility and pushing spreads, or yield differentials to U.S. Treasuries, higher. We maintained the Fund’s overweight to emerging markets debt.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	At the end of September 2018, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and, to a lesser extent, in investment grade corporate bonds, high yield corporate bonds and quasi-government securities. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Bloomberg Barclays Index. The Fund had underweighted exposure relative to the Bloomberg Barclays Index in U.S. government securities and held rather neutral positions compared to the Bloomberg Barclays Index in commercial mortgage-backed securities, residential mortgage-backed securities and emerging markets debt. The Fund had no exposure to covered bonds at the end

[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

5

FUND RESULTS

of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash[1] at the end of the Reporting Period. The Fund had a neutral overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period but maintained a short U.S. duration position relative to the Bloomberg Barclays Index.

Please note that it was announced on October 2, 2018, after the close of the Reporting Period, that Jonathan Beinner will be retiring from Goldman Sachs on March 31, 2019. As a result, effective January 1, 2019, Mr. Beinner will no longer serve as a portfolio manager for the Fund. Effective the same date, Ashish Shah will join Michael Swell, Managing Director, as a portfolio manager for the Fund. Mr. Shah is Co-Chief Investment Officer of Global Fixed Income, Global Head of Corporate Credit and Head of the Cross Sector Strategy within Fixed Income for Goldman Sachs. Mr. Shah joined Goldman Sachs in 2018.

[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

6

FUND BASICS

Bond Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.00%	-0.14%	2.51%	2.36%
Class C	-1.47	-0.14	1.88	1.73
Institutional	-0.83	-0.14	2.95	2.80
Service	-1.18	-0.14	2.45	2.30
Investor	-0.98	-0.14	2.86	2.71
Class R	-1.12	-0.14	2.36	2.21
Class R6	-0.93	-0.14	2.96	2.81

April 20, 2018–September 30, 2018
Class P	-0.33%	0.72%	2.97%	2.81%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.16%	1.01%	3.99%	3.41%	11/30/06
Class C	-4.27	1.02	3.62	2.97	11/30/06
Institutional	-2.14	2.13	4.76	4.10	11/30/06
Service	-2.73	1.60	4.23	3.77	6/20/07
Investor	-2.35	2.01	4.61	3.79	11/30/07
Class P	N/A	N/A	N/A	-0.33	4/20/18
Class R	-2.72	1.53	4.12	3.31	11/30/07
Class R6	-2.24	N/A	N/A	1.12	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.93%
Class C	1.54	1.68
Institutional	0.45	0.59
Service	0.95	1.09
Investor	0.54	0.68
Class P	0.44	0.58
Class R	1.04	1.18
Class R6	0.44	0.58

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

9

FUND RESULTS

Goldman Sachs Core Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -0.19%, -0.65%, -0.02%, -0.36%, -0.07%, -0.31% and 0.01%, respectively. These returns compare to the -0.14% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.71%. This compares to the 0.72% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy generated mixed results, but overall contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our country strategy had a rather neutral effect on the Fund’s relative results during the Reporting Period. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Our top-down currency strategy detracted from relative results during the Reporting Period. Long positions in the Swedish krona, Australian dollar and British pound drove most of the underperformance. These losses were only partially offset by a short position in the euro, which contributed positively. The currency strategy is primarily implemented via currency forwards.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s allocations to government/swaps and collateralized loan obligations (“CLOs”) contributed positively to relative results. An overweight to asset-backed securities and the Fund’s corporate credit positioning further buoyed relative performance. These gains were partially offset by underweights to agency mortgage-backed securities and commercial mortgage-backed securities, which detracted, as these sectors outpaced the Bloomberg Barclays Index during the Reporting Period.

Security selection strategies contributed positively to relative performance driven by tactical credit curve positioning, a bias toward lower quality investment grade corporate bonds, and effective selection of industrial names within the investment grade corporate credit sector.

Global yield curve steepeners boosted relative results within the government/swaps sector. (A steepening yield curve is one wherein the differential between short-term and long-term yields widens.) The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures. Within the securitized sector, selections of mortgage-backed securities and asset-backed securities proved most beneficial. Individual issue selection of emerging markets debt from Qatar, United Arab Emirates and Kuwait further contributed positively to the Fund’s relative performance during the Reporting Period.

10

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by a short U.S. duration position relative to the Bloomberg Barclays Index. During the Reporting Period, the U.S. Federal Reserve (the “Fed”) delivered its eighth interest rate hike since December 2015. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy at the Fed’s September 2018 meeting, leading the fixed income markets to increase its expectations for possibly one more interest rate hike in 2018 and then additional interest rate hikes in 2019.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in credit default swaps and interest rate swaps contributed positively to relative results, while positions in currency forwards and futures detracted from relative results, and positions in OTC options and swaptions did not meaningfully impact Fund performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we moved within the Fund from an underweight to an overweight in corporate credit. We maintained the Fund’s underweighted position in agency mortgage-backed securities on our view that valuations remained unattractive relative to other sectors. Additionally, the Fed has been unwinding its mortgage holdings, putting pressure on the agency mortgage market, increasing volatility and pushing spreads, or yield differentials to U.S. Treasuries, higher. We maintained the Fund’s overweight to emerging markets debt.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	At the end of September 2018, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in investment grade corporate bonds and asset-backed securities. The Fund also had a more modestly overweighted exposure at the end of the Reporting Period to quasi-government securities. The Fund had its most underweighted exposures relative to the Bloomberg Barclays Index in U.S. government securities and residential mortgage-backed securities. The Fund maintained rather neutral exposures relative to the Bloomberg Barclays Index to commercial mortgage-backed securities and emerging markets debt. The Fund had a modest position in high yield corporate bonds and no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a neutral overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period but maintained a short U.S. duration position relative to the Bloomberg Barclays Index.

Please note that it was announced on October 2, 2018, after the close of the Reporting Period, that Jonathan Beinner will be retiring from Goldman Sachs on March 31, 2019. As a result, effective January 1, 2019, Mr. Beinner will no longer serve as a portfolio manager for the Fund. Effective the same date, Ashish Shah will join Michael Swell, Managing Director, as a portfolio manager for the Fund. Mr. Shah is Co-Chief Investment Officer of Global Fixed Income, Global Head of Corporate Credit and Head of the Cross Sector Strategy within Fixed Income for Goldman Sachs. Mr. Shah joined Goldman Sachs in 2018.

11

FUND BASICS

Core Fixed Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.19%	-0.14%	2.53%	2.48%
Class C	-0.65	-0.14	1.87	1.82
Institutional	-0.02	-0.14	2.97	2.92
Service	-0.36	-0.14	2.47	2.42
Investor	-0.07	-0.14	2.88	2.82
Class R	-0.31	-0.14	2.38	2.32
Class R6	-0.01	-0.14	2.98	2.93

April 20, 2018–September 30, 2018
Class P	0.71%	0.72%	2.98%	2.92%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.37%	1.13%	3.50%	4.23%	5/1/97
Class C	-3.36	1.13	3.14	3.51	8/15/97
Institutional	-1.33	2.23	4.25	4.95	1/5/94
Service	-1.82	1.72	3.73	4.34	3/13/96
Investor	-1.43	2.16	4.16	3.09	11/30/07
Class P	N/A	N/A	N/A	0.71	4/20/18
Class R	-1.82	1.63	3.65	2.59	11/30/07
Class R6	-1.31	N/A	N/A	1.47	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.84%
Class C	1.54	1.59
Institutional	0.45	0.50
Service	0.95	1.00
Investor	0.54	0.59
Class P	0.44	0.49
Class R	1.04	1.09
Class R6	0.44	0.49

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

13

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

14

FUND RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated cumulative total returns, without sales charges, of -0.78%, -1.16%, -0.61%, -0.95%, -0.66% and -0.61%, respectively. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Barclays Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -0.21%. This compares to the 0.51% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s currency strategy detracted most from relative results during the Reporting Period. An overweight position relative to the Bloomberg Barclays Index in the Argentine peso hurt most, as the currency significantly depreciated during the Reporting Period, driven by concerns around external funding vulnerabilities of Argentina. As the challenges facing several other emerging market economies persisted, the softening in sentiment more broadly across the emerging markets further eroded market confidence on the situation in Argentina. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

Another detractor from the Fund’s performance was our country strategy, attributable primarily to the Fund’s long position in Italian rates versus short position in German rates and its long position in U.S. rates versus short position in U.K. rates. The Italian segment of the trade was the primary detractor from the Fund’s performance, as the political situation there drove fiscal concerns. The Fund’s positions on the European, Canadian and Swedish rates curves dampened relative results as well, partially offset by the Fund’s U.K. and U.S. curve positions, which contributed positively. The country strategy is primarily implemented via interest rate swaps and/or futures.

On the positive side, our duration strategy boosted the Fund’s relative results most during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The Fund’s cross-sector strategy also contributed positively to relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection generated mixed results but overall added value. Our corporate selection strategy, emerging markets debt selection strategy and government/swaps selection strategy contributed positively, while our securitized selection strategy modestly detracted. The corporate selection strategy is primarily implemented via cash rate bonds and credit default swaps (mainly index swaps). The emerging markets debt selection strategy implements directional, relative value and idiosyncratic trade ideas in local and external emerging market rates and corporate bonds. The government/swaps selection strategy identifies local relative value anomalies and opportunities within government bond markets. The securitized selection strategy is primarily implemented via forward contracts called TBAs (“to be announced”) and by investing in

15

FUND RESULTS

securitized credit. Individual issue selection strategies reflect any active views we take on a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy contributed positively, primarily due to the Fund’s overweight positions in collateralized loan obligations and asset-backed securities, as both of these sectors outperformed the Bloomberg Barclays Index during the Reporting Period as a whole and particularly in September 2018.

Within our corporate selection strategy, the Fund’s allocations to lower-rated U.S. corporate bonds and higher-rated European corporate bonds helped most. Within our emerging markets debt selection strategy, the Fund’s exposure to United Arab Emirates, Kuwait and Qatar external debt proved most beneficial. Our government/swaps selection strategy contributed positively to relative performance, with several trades boosting results. These included our U.S. curve steepener trades and our U.S. spread widener trades. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens.) Within our securitized selection strategy, positioning in mortgage-backed securities hurt most during the Reporting Period. More specifically, selection of mortgage-backed securities TBAs and collateralized loan obligations detracted from relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning contributed most positively to its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. That said, we maintained a short U.S. duration position relative to the Bloomberg Barclays Index throughout the Reporting Period, centered on the five-year and seven-year segments of the yield curve, or spectrum of maturities. This positioning boosted relative results throughout the Reporting Period, as the U.S. posted strong economic growth data and the U.S. Federal Reserve (the “Fed”) kept raising interest rates.

The Fund also held modest short European and Swedish rates positions during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities[1] to implement our views in the Fund.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes. While the use of derivatives generated mixed results during the Reporting Period, as described earlier, overall, they had a positive impact on the Fund’s results, especially the use of forward foreign currency exchange contracts.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s U.S. duration position during the Reporting Period as market conditions and central bank policy shifted. Also, we introduced a short position on the short-term end of the U.S.

[1]	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

16

FUND RESULTS

rates curve. We added a long U.S. rates position versus U.K. rates at the five-year segment of its rates curve. Similarly, we added a long European rates position versus Swedish rates at the five-year segment of its rates curve. We decreased the Fund’s long European rates position versus U.K. rates at the longer end of its curve.

From a sector perspective, on a market-value weighted basis, we increased the Fund’s overall credit exposure via our cross-sector strategy. We slightly decreased the Fund’s overall exposure to securitized credit via our cross-sector strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, we implemented the following changes in an effort to improve the coordination amongst our management strategies. Ashish Shah, Chief Investment Officer (“CIO”) of Global Credit and Head of Fixed Income at Alliance Bernstein, joined Goldman Sachs Asset Management (“GSAM”) Fixed Income in New York as a partner and head of our global corporate credit team. He was added to the Fixed Income Strategy Group upon his start with the firm. Ashish Shah became deputy CIO of GSAM Fixed Income along with Sam Finkelstein. Also, Paolo Nicolosi, Portfolio Manager within the Fund’s currency strategy, retired from the firm in May 2018.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	At the end of September 2018, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Barclays Index in asset-backed securities and, to a much lesser degree, in residential mortgage-backed securities, emerging markets debt and investment grade corporate bonds. The Fund had underweighted exposures relative to the Bloomberg Barclays Index in government securities and, to a lesser degree, in covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had rather neutrally weighted positions relative to the Bloomberg Barclays Index in quasi-government bonds and commercial mortgage-backed securities and had no position in high yield corporate bonds at the end of the Reporting Period. The Fund also maintained a position in cash[1] at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Barclays Index in the U.S., the U.K. and the emerging markets overall. The Fund was underweight compared to the Bloomberg Barclays Index in Japan and in the Eurozone overall. Within the Eurozone, the Fund was most underweight France and rather neutral to the remaining markets at the end of the Reporting Period. The Fund was relatively neutrally weighted at the end of the Reporting Period to Australia, Canada, Denmark, Norway and Sweden. The Fund had a modestly longer duration than the Bloomberg Barclays Index at the end of the Reporting Period.

17

[1]Cash	may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

FUND BASICS

Global Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.78%	0.14%	1.30%	1.17%
Class C	-1.16	0.14	0.62	0.48
Institutional	-0.61	0.14	1.69	1.56
Service	-0.95	0.14	1.20	1.06
Investor	-0.66	0.14	1.61	1.47
Class R6	-0.61	0.14	1.70	1.57

April 20, 2018–September 30, 2018
Class P	-0.21%	0.51%	1.70%	1.57%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.30%	1.57%	3.77%	4.88%	8/2/91
Class C	-2.27	1.59	3.39	3.50	8/15/97
Institutional	-0.24	2.69	4.52	5.22	8/1/95
Service	-0.73	2.10	3.95	4.18	3/12/97
Class P	N/A	N/A	N/A	-0.21	4/20/18
Investor	-0.33	2.59	N/A	2.95	7/30/10
Class R6	-0.23	N/A	N/A	1.74	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.13%
Class C	1.78	1.88
Institutional	0.69	0.79
Service	1.19	1.29
Class P	0.68	0.78
Investor	0.78	0.88
Class R6	0.68	0.78

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

19

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/18	as of 3/31/18
U.S. Dollar	57.4%	51.5%
Euro	14.5	16.0
Japanese Yen	14.0	22.3
British Pound	6.3	4.0
Canadian Dollar	2.5	2.9
South Korean Won	1.7	1.5
Thai Baht	0.6	0.5
South African Rand	0.6	0.8
Swedish Krona	0.4	0.4
Indonesian Rupiah	0.4	0.0
Australian Dollar	0.4	0.3
Mexican Peso	0.3	0.3
Singapore Dollar	0.3	0.0
Danish Krone	0.1	0.1
Israeli Shekel	0.1	0.1
Czech Koruna	0.1	0.1
Russian Ruble	0.1	0.1

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

FUND RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -1.18%, -1.56%, -1.01%, -1.16%, -1.41% and -1.11%, respectively. These returns compare to the 1.17% cumulative total return of the Fund’s benchmark, the ICE Bank of America Merrill Lynch (“BofAML”) U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -1.93%. This compares to the 1.05% cumulative total return of the LIBOR Index during the same time period.

We note that the Fund’s LIBOR Index benchmark is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our currency strategy detracted most from the Fund’s performance during the Reporting Period. Most of the currency strategy’s weak performance can be attributed to the Fund’s exposure to the Argentine peso and the South African rand. The Argentine peso came under pressure due to higher U.S. interest rates, low investor confidence in the Argentine central bank’s credibility given prior policy mistakes, and broader “risk off” market sentiment, or heightened risk aversion, given political uncertainties in Europe. The South African rand came under pressure as the country faced economic difficulties amid a generally challenging environment for emerging markets.

Conversely, the Fund’s duration strategy added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Similarly, the Fund’s yield curve positioning contributed positively to performance during the Reporting Period. Yield curve indicates the spectrum of maturities within a particular sector.

The Fund’s country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, contributed positively, albeit modestly to the Fund’s performance during the Reporting Period. Trades that contributed positively to the Fund’s results included a long U.S. rates versus short Japanese rates position and a long Eurozone rates versus short U.K. rates position. These positive contributors were partially offset by a long Italy rates versus short Germany rates positions and a long U.S. rates versus short U.K. rate positions, which detracted.

Individual issue selection produced mixed results. These strategies reflect any active views we take on particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the emerging markets debt and corporate bond sectors detracted from the Fund’s results during the Reporting Period. Within the corporate bond sector, long exposure to U.S. high yield credits detracted most, with weakness driven by risk-off sentiment given political uncertainties in Europe. To a lesser extent, a moderation in oil price gains toward the end of the Reporting Period also dampened high yield corporate bond performance, as oil issuers’ bonds tend to be rated high yield.

Conversely, issue selection within the government/swaps sector and within the securitized sector added value during the Reporting Period. Within the securitized sector, most of the performance derived from the Fund’s positions in

21

FUND RESULTS

asset-backed securities and non-agency mortgage-backed securities. During the Reporting Period, the securitized sector broadly and these securities in particular experienced spread tightening, or a narrowing of the yield differential to U.S. Treasuries, which helped drive their stronger performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning was beneficial to results during the Reporting Period. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we kept a short U.S. rates position in the Fund during the Reporting Period, which helped as U.S. Treasury yields pushed higher across the spectrum of maturities. We maintained the Fund’s underweight U.S. duration position given our belief that the market has been underpricing the pace of near-term Federal Reserve (“Fed”) interest rate hikes.

The Fund’s yield curve positioning contributed positively to the Fund’s performance as well during the Reporting Period. The Fund was positioned for yield curve steepening across developed markets in anticipation of healthy global economic growth and a reinjection of volatility into the markets, as central banks unwind accommodative monetary policy globally. While the U.S. yield curve flattened, other developed markets’ government bond yield curves steepened. (A steepening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities widens. A flattening yield curve is one in which the differential between yields on shorter-term maturities and longer-term maturities narrows.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

The duration strategy, implemented through derivatives as described above, contributed positively to Fund performance during the Reporting Period. In the country strategy, the team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall contributed positively, albeit modestly, to the Fund’s performance during the Reporting Period. The currency strategy, implemented primarily through the use of currency forwards, detracted from the Fund’s performance during the Reporting Period. The use of a credit default swap index to gain exposure to emerging markets debt also detracted.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Positioning throughout the Reporting Period remained rather consistent with themes we have been focusing on for some time now. Most risk was allocated across the Fund’s top-down, or macro, duration, currency and country strategies with the balance allocated across our sector strategies.

In our macro strategies, we positioned the Fund to be short U.S. interest rates, as we believed the Fed may hike interest rates one more time in 2018 and three times in 2019, which is more than market-implied pricing. From a currency

22

FUND RESULTS

perspective, we continued to favor emerging markets over developed markets.

From a sector perspective, we continued to favor the securitized sectors over traditional corporate credit given our view that the U.S. credit cycle is in its late stages. While the Fund held modest long positions in corporate credits, especially high yield corporate bonds and bank loans, most of the Fund’s long exposure to credit was via the securitized sectors, including asset-backed securities, non-agency mortgage-backed securities and collateralized loan obligations, at the end of the Reporting Period, with more modest exposure to agency mortgage-backed securities. Within the emerging markets debt sector, the Fund owned bonds across select countries, but we maintained a short position through China credit default swaps. In municipals, the Fund owned a small position across Puerto Rico.

Q	How was the Fund positioned at the end of September 2018?

A	At the end of September 2018, the Fund had the majority of its total net assets invested in collateralized loan obligations, followed by asset-backed securities, non-agency residential mortgage-backed securities, U.S. Treasuries and emerging markets debt. The Fund also had more modest exposures at the end of the Reporting Period to quasi-government securities, commercial mortgage-backed securities, U.S. inflation-linked securities, agency residential mortgage-backed securities, investment grade corporate bonds, high yield corporate bonds, corporate bank loans, municipal bonds and equities. The Fund had a significant position in cash at the end of the Reporting Period.

Please note that it was announced on October 2, 2018, after the close of the Reporting Period, that Jonathan Beinner will be retiring from Goldman Sachs on March 31, 2019. As a result, effective January 1, 2019, Mr. Beinner will no longer serve as a portfolio manager for the Fund. Effective the same date, Ashish Shah will join Michael Swell, Managing Director, as a portfolio manager for the Fund. Mr. Shah is Co-Chief Investment Officer of Global Fixed Income, Global Head of Corporate Credit and Head of the Cross Sector Strategy within Fixed Income for Goldman Sachs. Mr. Shah joined Goldman Sachs in 2018.

23

FUND BASICS

Strategic Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-1.18%	1.17%	2.33%	2.33%
Class C	-1.56	1.17	1.68	1.68
Institutional	-1.01	1.17	2.78	2.78
Investor	-1.16	1.17	2.70	2.69
Class R	-1.41	1.17	2.18	2.18
Class R6	-1.11	1.17	2.66	2.66

April 20, 2018–September 30, 2018
Class P	-1.93%	1.05%	2.77%	2.77%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/2018	One Year	Five Years	Since Inception	Inception Date
Class A	-5.27%	-0.73%	1.43%	6/30/10
Class C	-3.26	-0.68	1.17	6/30/10
Institutional	-1.25	0.38	2.25	6/30/10
Investor	-1.43	0.29	2.15	6/30/10
Class P	N/A	N/A	-1.93	4/20/18
Class R	-1.88	-0.22	1.65	6/30/10
Class R6	-1.35	N/A	0.12	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	0.95%
Class C	1.70	1.70
Institutional	0.61	0.61
Investor	0.70	0.70
Class P	0.60	0.60
Class R	1.20	1.20
Class R6	0.60	0.60

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus.

25

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

26

GOLDMAN SACHS BOND FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 32.9%
Aerospace & Defense – 0.6%
Northrop Grumman Corp.(a)
$1,250,000	2.930%		01/15/25	$1,187,448
1,275,000	3.250		01/15/28	1,198,910
United Technologies Corp.
350,000	3.350		08/16/21	349,510
(3M USD LIBOR + 0.650%)
350,000	2.965	(a)(b)	08/16/21	350,931

				3,086,799

Agriculture – 0.3%
BAT Capital Corp.(a)(c)
840,000	3.222		08/15/24	800,635
Reynolds American, Inc.
700,000	4.850		09/15/23	726,301

				1,526,936

Banks – 10.9%
Banco Santander SA
600,000	4.250		04/11/27	566,674
400,000	4.379		04/12/28	379,389
Bank of America Corp.
625,000	4.125		01/22/24	634,981
311,000	4.000		04/01/24	314,110
1,300,000	3.248	(a)	10/21/27	1,205,800
925,000	4.183	(a)	11/25/27	902,829
100,000	6.110		01/29/37	115,005
(3M USD LIBOR + 0.940%)
1,250,000	3.864	(a)(b)	07/23/24	1,249,993
(3M USD LIBOR + 1.040%)
279,000	3.419	(a)(b)	12/20/28	261,867
(3M USD LIBOR + 1.310%)
750,000	4.271	(a)(b)	07/23/29	749,096
(3M USD LIBOR + 1.575%)
1,250,000	3.824	(a)(b)	01/20/28	1,216,401
Barclays PLC(a)(b) (5 year USD Swap + 5.022%)
200,000	6.625		09/15/66	201,250
BNP Paribas SA(c)
2,000,000	3.500		03/01/23	1,950,775
550,000	3.375		01/09/25	520,661
BPCE SA(c)
1,025,000	4.000		09/12/23	1,011,233
525,000	4.625		09/12/28	517,689
CIT Group, Inc.(a)
1,450,000	5.250		03/07/25	1,477,187
Citibank NA(a)
1,450,000	3.050		05/01/20	1,449,220
Citigroup, Inc.
125,000	4.300		11/20/26	123,232
1,200,000	4.125		07/25/28	1,159,359
Cooperatieve Rabobank UA
875,000	3.125		04/26/21	869,494
(3M USD LIBOR + 0.430%)
750,000	2.765	(b)	04/26/21	751,577
Credit Suisse Group AG(a)(c)
875,000	4.282		01/09/28	851,010

Corporate Obligations – (continued)
Banks – (continued)
Credit Suisse Group AG(a)(c) – (continued)
(3M USD LIBOR + 1.410%)
525,000	3.869	(b)	01/12/29	493,672
Credit Suisse Group Funding Guernsey Ltd.
307,000	4.550		04/17/26	308,473
Deutsche Bank AG
225,000	2.500		02/13/19	224,443
1,275,000	2.700		07/13/20	1,246,254
HSBC Holdings PLC(a)(b)
(3M USD LIBOR + 1.000%)
450,000	3.322		05/18/24	449,201
(3M USD LIBOR + 1.055%)
1,150,000	3.262		03/13/23	1,126,774
Huntington Bancshares, Inc.(a)
825,000	4.000		05/15/25	823,596
ING Bank NV(a)(b) (5 year USD ICE Swap + 2.700%)
700,000	4.125		11/21/23	700,848
Intesa Sanpaolo SpA(c)
1,575,000	3.375		01/12/23	1,458,107
JPMorgan Chase & Co.(a)
1,075,000	2.972		01/15/23	1,047,013
1,200,000	3.625		12/01/27	1,131,734
(3M USD LIBOR + 0.945%)
875,000	3.509	(b)	01/23/29	828,795
(3M USD LIBOR + 1.337%)
250,000	3.782	(b)	02/01/28	243,292
(3M USD LIBOR + 1.360%)
425,000	3.882	(b)	07/24/38	396,945
(3M USD LIBOR + 3.800%)
1,075,000	5.300	(b)	05/01/49	1,099,188
Kreditanstalt fuer Wiederaufbau(d)
12,490,000	1.500		09/09/19	12,350,487
Mitsubishi UFJ Financial Group, Inc.
302,000	2.950		03/01/21	297,859
Morgan Stanley, Inc.
325,000	3.875		04/29/24	323,523
1,050,000	3.700		10/23/24	1,033,836
50,000	4.000		07/23/25	49,833
(3M USD LIBOR + 0.847%)
750,000	3.737	(a)(b)	04/24/24	743,630
(3M USD LIBOR + 1.400%)
1,550,000	3.742	(a)(b)	10/24/23	1,592,735
Royal Bank of Canada
850,000	3.200		04/30/21	848,434
(3M USD LIBOR + 0.390%)
875,000	2.729	(b)	04/30/21	878,046
Royal Bank of Scotland Group PLC
826,000	3.875		09/12/23	802,344
(3M USD LIBOR + 1.480%)
1,160,000	3.498	(a)(b)	05/15/23	1,124,015
(3M USD LIBOR + 1.550%)
1,050,000	4.519	(a)(b)	06/25/24	1,047,018
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,575,000	4.247		01/20/23	1,573,238
SunTrust Bank(a)(b) (3M USD LIBOR + 0.298%)
1,295,000	2.590		01/29/21	1,281,617

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
UniCredit SpA(c)
$250,000	3.750%		04/12/22	$239,779
225,000	4.625		04/12/27	206,432
Wells Fargo & Co.
2,750,000	3.000		10/23/26	2,551,860

				57,001,853

Beverages(a) – 0.9%
Anheuser-Busch InBev Finance, Inc.
325,000	4.700		02/01/36	325,436
725,000	4.900		02/01/46	733,208
Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.000		04/13/28	1,971,347
350,000	4.600		04/15/48	339,039
Bacardi Ltd.(c)
600,000	5.300		05/15/48	588,311
Keurig Dr Pepper, Inc.(c)
750,000	4.057		05/25/23	751,309

				4,708,650

Chemicals – 1.0%
LyondellBasell Industries NV(a)
300,000	5.000		04/15/19	301,503
Syngenta Finance NV(c)
1,210,000	3.698		04/24/20	1,207,254
1,485,000	3.933		04/23/21	1,480,824
540,000	4.441	(a)	04/24/23	536,708
800,000	4.892	(a)	04/24/25	785,269
The Sherwin-Williams Co.(a)
225,000	2.750		06/01/22	218,211
500,000	3.450		06/01/27	475,817
300,000	4.500		06/01/47	288,537

				5,294,123

Commercial Services – 0.3%
DP World Ltd.(c)
200,000	5.625		09/25/48	197,600
Financial & Risk US Holdings, Inc.(a)(c)
750,000	6.250		05/15/26	752,813
Rensselaer Polytechnic Institute
350,000	5.600		09/01/20	362,233

				1,312,646

Computers(a) – 0.9%
Apple, Inc.
900,000	2.750		01/13/25	862,247
1,875,000	2.450		08/04/26	1,729,104
450,000	4.650		02/23/46	486,152
Dell International LLC/EMC Corp.(c)
975,000	5.450		06/15/23	1,025,344
Hewlett Packard Enterprise Co.
525,000	4.900		10/15/25	539,670

				4,642,517

Corporate Obligations – (continued)
Diversified Financial Services – 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,150,000	4.625		07/01/22	1,173,373
850,000	3.300	(a)	01/23/23	818,944
Synchrony Financial(a)
448,000	4.500		07/23/25	432,219

				2,424,536

Electrical – 1.5%
Alliant Energy Finance LLC(a)(c)
375,000	3.750		06/15/23	373,352
100,000	4.250		06/15/28	99,292
Berkshire Hathaway Energy Co.(a)
475,000	3.250		04/15/28	449,708
Consumers Energy Co.(a)
850,000	3.950		05/15/43	827,680
Duke Energy Carolinas LLC(a)
475,000	3.950		03/15/48	452,279
Duke Energy Corp.(a)
1,175,000	3.150		08/15/27	1,092,774
Florida Power & Light Co.(a)
450,000	3.950		03/01/48	438,840
Pacific Gas & Electric Co.
325,000	4.250	(a)(c)	08/01/23	326,674
225,000	3.300	(a)	03/15/27	206,993
275,000	4.650	(a)(c)	08/01/28	276,965
150,000	6.050		03/01/34	170,496
350,000	4.000	(a)	12/01/46	306,505
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,125,000	2.839		01/15/21	1,125,285
Southern California Edison Co.(a)
725,000	3.700		08/01/25	720,277
The Southern Co.(a)
1,050,000	3.250		07/01/26	979,285

				7,846,405

Gas(a)(c) – 0.1%
NiSource, Inc.
575,000	3.650		06/15/23	567,829

Healthcare Providers & Services(a) – 1.5%
Becton Dickinson & Co.
1,525,000	2.894		06/06/22	1,482,672
300,000	3.363		06/06/24	289,855
475,000	4.685		12/15/44	468,352
175,000	4.669		06/06/47	173,087
(3M USD LIBOR + 0.875%)
1,225,000	3.261	(b)	12/29/20	1,226,815
DaVita, Inc.
1,350,000	5.125		07/15/24	1,306,125
Halfmoon Parent, Inc.(c)
2,175,000	3.750		07/15/23	2,168,346
825,000	4.125		11/15/25	822,649

				7,937,901

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Insurance – 0.8%
American International Group, Inc.(a)
$700,000	3.900%		04/01/26	$684,334
375,000	4.200		04/01/28	371,054
Great-West Lifeco Finance 2018 LP(a)(c)
325,000	4.047		05/17/28	327,069
MetLife, Inc.
150,000	4.050		03/01/45	140,337
Prudential Financial, Inc.(a)
525,000	3.878		03/27/28	520,162
Teachers Insurance & Annuity Association of America(c)
295,000	4.900		09/15/44	313,382
The Northwestern Mutual Life Insurance Co.(c)
800,000	6.063		03/30/40	983,689
XLIT Ltd.
775,000	4.450		03/31/25	767,780

				4,107,807

Internet(a) – 0.2%
Amazon.com, Inc.
400,000	3.875		08/22/37	391,620
Symantec Corp.(c)
600,000	5.000		04/15/25	592,573

				984,193

Iron/Steel – 0.0%
ABJA Investment Co. Pte Ltd.
200,000	5.450		01/24/28	180,750

Machinery-Diversified(a) – 0.1%
Roper Technologies, Inc.
700,000	4.200		09/15/28	694,423

Media – 1.3%
21st Century Fox America, Inc.
1,125,000	4.000		10/01/23	1,145,520
Altice Financing SA(a)(c)
600,000	6.625		02/15/23	604,500
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,075,000	3.579		07/23/20	1,075,607
1,175,000	4.464		07/23/22	1,194,674
825,000	4.500		02/01/24	830,056
700,000	4.908		07/23/25	710,799
Comcast Corp.(a)
256,000	3.300		02/01/27	241,986
350,000	3.150		02/15/28	324,552
NBCUniversal Media LLC
458,000	4.450		01/15/43	437,111

				6,564,805

Mining(c) – 0.2%
Glencore Finance Canada Ltd.
650,000	4.250		10/25/22	654,569
Glencore Funding LLC
325,000	4.125		05/30/23	324,604

				979,173

Corporate Obligations – (continued)
Oil Field Services – 2.2%
Anadarko Petroleum Corp.
475,000	8.700		03/15/19	486,936
330,000	3.450	(a)	07/15/24	317,663
300,000	5.550	(a)	03/15/26	318,327
250,000	6.450		09/15/36	285,270
Canadian Natural Resources Ltd.(a)
775,000	3.850		06/01/27	754,748
Cenovus Energy, Inc.(a)
375,000	4.250		04/15/27	362,494
Concho Resources, Inc.(a)
475,000	4.300		08/15/28	473,076
Continental Resources, Inc.(a)
1,900,000	4.500		04/15/23	1,933,250
Devon Energy Corp.(a)
250,000	3.250		05/15/22	245,607
380,000	5.600		07/15/41	402,996
Diamondback Energy, Inc.(a)
1,075,000	4.750		11/01/24	1,076,344
Gazprom OAO Via Gaz Capital SA
240,000	7.288		08/16/37	268,200
Halliburton Co.(a)
125,000	3.800		11/15/25	123,929
250,000	4.850		11/15/35	261,506
Marathon Oil Corp.(a)
600,000	4.400		07/15/27	599,940
Petroleos de Venezuela SA(e)
4,440,000	6.000		10/28/22	743,700
1,110,000	5.375		04/12/27	240,315
Petroleos Mexicanos
EUR 410,000	5.125		03/15/23	526,609
$300,000	6.500		03/13/27	304,950
Phillips 66(a)
925,000	3.900		03/15/28	912,306
Pioneer Natural Resources Co.(a)
410,000	3.950		07/15/22	413,363
Reliance Industries Ltd.(c)
320,000	3.667		11/30/27	293,748
Valero Energy Corp.(a)
400,000	4.350		06/01/28	402,911

				11,748,188

Pharmaceuticals – 2.3%
AbbVie, Inc.
1,100,000	3.375		11/14/21	1,098,494
725,000	3.750	(a)	11/14/23	722,180
Allergan Funding SCS(a)
150,000	4.850		06/15/44	148,271
Bausch Health Cos., Inc.(a)(c)
450,000	7.000		03/15/24	475,312
Bayer US Finance II LLC(a)(c)
950,000	3.875		12/15/23	943,625
1,875,000	4.250		12/15/25	1,863,477
1,900,000	4.375		12/15/28	1,861,521

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
CVS Health Corp.(a)
$425,000	3.500%		07/20/22	$421,759
1,025,000	3.375		08/12/24	989,888
1,550,000	3.875		07/20/25	1,527,431
500,000	4.780		03/25/38	497,605
175,000	5.125		07/20/45	179,906
175,000	5.050		03/25/48	178,998
Elanco Animal Health, Inc.(c)
775,000	3.912		08/27/21	776,646
300,000	4.272	(a)	08/28/23	301,210

				11,986,323

Pipelines – 1.9%
Energy Transfer Partners LP(a)
350,000	4.650		06/01/21	358,413
875,000	4.200		09/15/23	881,946
325,000	5.300		04/15/47	314,874
EQT Midstream Partners LP(a)
1,200,000	4.750		07/15/23	1,217,740
Kinder Morgan Energy Partners LP(a)
1,025,000	3.500		09/01/23	1,002,221
Kinder Morgan, Inc.
500	7.750		01/15/32	632
MPLX LP(a)
425,000	4.500		04/15/38	400,560
175,000	4.700		04/15/48	163,082
Plains All American Pipeline LP/PAA Finance Corp.(a)
600,000	3.650		06/01/22	592,661
925,000	3.850		10/15/23	910,892
Sabine Pass Liquefaction LLC(a)
800,000	6.250		03/15/22	859,886
900,000	5.625		03/01/25	959,625
Sunoco Logistics Partners Operations LP(a)
200,000	4.250		04/01/24	199,342
525,000	5.400		10/01/47	519,313
The Williams Cos., Inc.(a)
915,000	3.600		03/15/22	909,046
600,000	3.900		01/15/25	586,997

				9,877,230

Real Estate(a) – 0.1%
China Evergrande Group
260,000	8.750		06/28/25	234,325
Kaisa Group Holdings Ltd.
200,000	9.375		06/30/24	154,100

				388,425

Real Estate Investment Trust – 1.0%
American Campus Communities Operating Partnership LP(a)
800,000	3.750		04/15/23	790,530
American Tower Corp.
300,000	3.400		02/15/19	300,519
Crown Castle International Corp.
575,000	5.250		01/15/23	602,798
1,275,000	3.150	(a)	07/15/23	1,228,684
150,000	3.650	(a)	09/01/27	140,931

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
National Retail Properties, Inc.(a)
400,000	4.000		11/15/25	393,542
Trust F/1401(a)(c)
300,000	5.250		12/15/24	305,490
VEREIT Operating Partnership LP(a)
575,000	3.000		02/06/19	574,751
750,000	4.125		06/01/21	757,358

				5,094,603

Retailing(a) – 0.3%
Dollar Tree, Inc.
525,000	4.000		05/15/25	514,958
Starbucks Corp.
850,000	3.800		08/15/25	844,385
Walmart, Inc.
375,000	4.050		06/29/48	375,552

				1,734,895

Semiconductors – 0.6%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,100,000	3.000		01/15/22	1,071,686
1,125,000	3.625		01/15/24	1,093,037
125,000	3.125		01/15/25	116,133
Microchip Technology, Inc.(c)
525,000	3.922		06/01/21	521,924
NXP BV/NXP Funding LLC(c)
575,000	3.875		09/01/22	569,250

				3,372,030

Software(a) – 0.4%
Fiserv, Inc.
300,000	3.800		10/01/23	299,926
525,000	4.200		10/01/28	526,101
Microsoft Corp.
800,000	3.125		11/03/25	783,089
Oracle Corp.
600,000	4.000		07/15/46	571,803

				2,180,919

Telecommunication Services – 3.0%
AT&T, Inc.(a)
1,375,000	3.000		06/30/22	1,340,952
1,125,000	3.600		02/17/23	1,117,740
400,000	4.450		04/01/24	407,942
1,700,000	3.400		05/15/25	1,618,517
600,000	4.125		02/17/26	592,852
225,000	5.450		03/01/47	224,795
Digicel Ltd.(a)(c)
200,000	6.000		04/15/21	185,000
800,000	6.750		03/01/23	666,000
Nokia OYJ
579,000	4.375		06/12/27	555,845
Sprint Communications, Inc.(c)
250,000	7.000		03/01/20	259,688
T-Mobile USA, Inc.(a)
550,000	4.500		02/01/26	523,188

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – (continued)
Telecom Italia Capital SA
$50,000	7.200%	07/18/36	$52,313
Telefonica Emisiones SAU
150,000	5.462	02/16/21	156,610
325,000	4.570	04/27/23	334,209
Verizon Communications, Inc.
975,000	2.625	08/15/26	884,050
2,455,000	4.329 (c)	09/21/28	2,468,147
300,000	5.250	03/16/37	319,851
50,000	4.125	08/15/46	44,856
50,000	4.862	08/21/46	49,876
1,030,000	5.012	04/15/49	1,051,883
Vodafone Group PLC
1,525,000	3.750	01/16/24	1,507,719
Wind Tre SpA(a)(c)
1,600,000	5.000	01/20/26	1,370,000

			15,732,033

TOTAL CORPORATE OBLIGATIONS
(Cost $176,001,532)			$171,975,992

Mortgage-Backed Obligations – 30.7%
Collateralized Mortgage Obligations – 4.2%
Interest Only(f) – 1.0%
FHLMC REMIC Series 4314, Class SE(b) (-1x1M LIBOR + 6.050%)
$903,925	3.987%	03/15/44	$130,893
FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
4,143,547	4.037	07/15/39	512,949
FHLMC REMIC Series 4431, Class ST(b) (-1x1M LIBOR + 6.100%)
653,431	4.037	01/15/45	92,848
FHLMC REMIC Series 4583, Class ST(b) (-1x1M LIBOR + 6.000%)
1,781,528	3.937	05/15/46	284,887
FHLMC STRIPS Series 304, Class C45
306,049	3.000	12/15/27	25,206
FNMA REMIC Series 2011-124, Class SC(b) (-1x1M LIBOR + 6.550%)
473,850	4.485	12/25/41	74,303
FNMA REMIC Series 2012-5, Class SA(b) (-1x1M LIBOR + 5.950%)
669,923	3.885	02/25/42	90,258
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
442,046	4.605	07/25/42	70,270
FNMA REMIC Series 2013-121, Class SA(b) (-1x1M LIBOR + 6.100%)
552,932	4.035	12/25/43	69,348
FNMA REMIC Series 2013-130, Class SN(b) (-1x1M LIBOR + 6.650%)
880,893	4.585	10/25/42	129,981
FNMA REMIC Series 2014-6, Class SA(b) (-1x1M LIBOR + 6.600%)
508,798	4.535	02/25/44	84,821
FNMA REMIC Series 2014-87, Class MS(b) (-1x1M LIBOR + 6.250%)
864,290	4.185	01/25/45	111,340

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
FNMA REMIC Series 2015-28, Class PS(b) (-1x1M LIBOR + 5.600%)
1,515,958	3.535	08/25/44	194,934
FNMA REMIC Series 2015-86, Class BS(b) (-1x1M LIBOR + 5.700%)
269,533	3.635	11/25/45	29,359
FNMA REMIC Series 2016-1, Class SJ(b) (-1x1M LIBOR + 6.150%)
1,276,793	4.085	02/25/46	213,063
FNMA REMIC Series 2016-69, Class BS(b) (-1x1M LIBOR + 6.100%)
2,728,318	4.035	10/25/46	342,007
GNMA REMIC Series 2010-101, Class S(b) (-1x1M LIBOR + 6.000%)
480,584	3.923	08/20/40	65,451
GNMA REMIC Series 2010-20, Class SE(b) (-1x1M LIBOR + 6.250%)
1,011,002	4.173	02/20/40	145,194
GNMA REMIC Series 2010-31, Class SA(b) (-1x1M LIBOR + 5.750%)
378,483	3.673	03/20/40	47,117
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
137,884	4.023	09/20/43	18,675
GNMA REMIC Series 2013-152, Class SG(b) (-1x1M LIBOR + 6.150%)
429,923	4.073	06/20/43	57,732
GNMA REMIC Series 2013-167, Class SG(b) (-1x1M LIBOR + 6.150%)
200,168	4.073	11/20/43	26,869
GNMA REMIC Series 2013-181, Class SA(b) (-1x1M LIBOR + 6.100%)
572,813	4.023	11/20/43	79,073
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
697,380	4.023	10/20/43	79,934
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
346,308	3.523	09/20/44	39,016
GNMA REMIC Series 2014-162, Class SA(b) (-1x1M LIBOR + 5.600%)
325,667	3.523	11/20/44	37,412
GNMA REMIC Series 2014-188, Class IB
815,976	4.000	12/20/44	140,276
GNMA REMIC Series 2014-41, Class SA(b) (-1x1M LIBOR + 6.100%)
157,573	4.023	03/20/44	22,407
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
2,311,980	3.633	08/20/45	270,977
GNMA REMIC Series 2015-111, Class IM
991,347	4.000	08/20/45	169,842
GNMA REMIC Series 2015-117, Class KI
1,556,756	5.000	08/20/45	350,097

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2015-119, Class SN(b) (-1x1M LIBOR + 6.250%)
$468,406	4.173%	08/20/45	$65,577
GNMA REMIC Series 2015-123, Class SP(b) (-1x1M LIBOR + 6.250%)
497,084	4.173	09/20/45	69,942
GNMA REMIC Series 2015-126, Class HS(b) (-1x1M LIBOR + 6.200%)
217,545	4.123	09/20/45	29,708
GNMA REMIC Series 2015-14, Class IO
750,389	5.000	10/20/44	169,557
GNMA REMIC Series 2015-167, Class AS(b) (-1x1M LIBOR + 6.250%)
356,613	4.085	11/20/45	49,232
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
233,848	4.035	11/20/45	34,126
GNMA REMIC Series 2015-57, Class AS(b) (-1x1M LIBOR + 5.600%)
1,898,414	3.523	04/20/45	221,305
GNMA REMIC Series 2015-64, Class SG(b) (-1x1M LIBOR + 5.600%)
1,225,661	3.523	05/20/45	164,293
GNMA REMIC Series 2016-109, Class IH
1,415,270	4.000	10/20/45	254,775
GNMA REMIC Series 2016-27, Class IA
732,453	4.000	06/20/45	118,032

			5,183,086

Regular Floater(b) – 0.0%
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
117,388	2.515	07/25/41	118,101

Sequential Fixed Rate – 0.2%
FNMA REMIC Series 2005-70, Class PA
62,085	5.500	08/25/35	66,303
FNMA REMIC Series 2011-52, Class GB
486,362	5.000	06/25/41	515,270
FNMA REMIC Series 2012-111, Class B
41,317	7.000	10/25/42	46,187
FNMA REMIC Series 2012-153, Class B
111,913	7.000	07/25/42	125,578

			753,338

Sequential Floating Rate(b) – 3.0%
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3 (1M USD LIBOR + 0.250%)
1,852,979	2.315	11/25/36	1,465,504
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)(g) (3M EURIBOR + 2.750%)
EUR 889,457	2.750	04/20/20	1,029,607
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 (1M LIBOR + 0.140%)
368,599	2.205	07/25/47	359,647
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
260,000	5.365	10/25/27	289,585

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
1,000,000	5.315	05/25/25	1,121,311
Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP 931,473	1.423	08/20/56	1,212,751
London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
2,129,995	1.490	11/15/49	2,770,536
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B (12M MTA + 1.200%)
203,328	2.947	12/25/46	274,493
Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP 328,134	1.423	08/20/56	428,072
Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
2,849,373	1.423	08/20/56	3,705,510
Station Place Securitization Trust Series 2015-2, Class A(c) (1M USD LIBOR + 0.550%)
950,000	2.617	07/15/19	950,000
Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
GBP 1,566,441	1.636	09/21/49	2,047,255

			15,654,271

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$21,708,796

Commercial Mortgage-Backed Securities(b)(c) – 0.6%
Sequential Floating Rate – 0.6%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
$1,000,000	3.070%	09/15/35	$999,944
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
2,000,000	2.988	06/15/35	1,998,778

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$2,998,722

Federal Agencies – 25.9%
Adjustable Rate FHLMC(b) – 0.0%
(12M USD LIBOR + 1.768%)
$36,602	3.514%	09/01/35	$37,797

FHLMC – 3.5%
147,661	6.000	08/01/27	160,422
15,518	5.000	08/01/33	16,475
2,946	5.000	09/01/33	3,128
3,753	5.000	10/01/33	3,984
2,054	6.000	12/01/33	2,272
3,856	5.000	11/01/34	4,100
216,381	5.000	12/01/34	230,054
5,647	5.000	07/01/35	6,003
3,130	5.000	11/01/35	3,323
23,924	6.500	08/01/37	26,570
93,444	6.500	10/01/37	103,994

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$20,986	6.500%	09/01/38		$23,392
141,742	6.000	01/01/39		155,667
142,746	7.000	02/01/39		160,952
39,372	5.000	03/01/39		41,814
8,804	5.000	05/01/39		9,350
26,547	5.000	04/01/40		28,167
5,023	5.000	08/01/40		5,328
557,372	5.500	08/01/40		604,534
63,168	4.000	02/01/41		64,378
797	5.000	04/01/41		848
4,513	5.000	06/01/41		4,787
8,918,115	4.500	08/01/48		9,259,322
6,971,832	4.500	09/01/48		7,203,733

				18,122,597

FNMA – 10.3%
6,754	6.000	06/01/21		6,945
18,570	5.000	08/01/23		19,080
9,109	5.500	09/01/23		9,388
5,520	5.500	10/01/23		5,692
38,186	5.000	02/01/24		39,414
24,258	5.500	05/01/25		24,598
38,826	6.000	12/01/32		42,623
735	5.500	03/01/33		794
76,578	5.500	04/01/33		82,827
202	6.000	05/01/33		221
2,064	5.000	08/01/33		2,184
563	5.500	09/01/33		610
18,064	5.500	12/01/33		19,594
103	6.000	12/01/33		114
688	5.500	02/01/34		746
8,291	6.000	02/01/34		9,086
1,217	5.500	03/01/34		1,323
132	5.500	04/01/34		143
3,674	5.500	09/01/34		3,989
1,129	5.500	10/01/34		1,223
4,166	5.500	12/01/34		4,524
27,431	5.000	04/01/35		29,077
150	6.000	04/01/35		165
2,970	5.500	05/01/35		3,216
1,485	5.500	07/01/35		1,610
99,122	6.000	07/01/35		108,710
839	5.500	09/01/35		909
3,231	6.000	03/01/36		3,553
4,881	6.000	04/01/36		5,349
61	5.500	02/01/37		67
63	5.500	04/01/37		68
3,388	5.000	02/01/38		3,577
8,178	5.500	02/01/38		8,855
183	5.500	03/01/38		198
53	5.500	06/01/38		57
114	5.500	07/01/38		124
122	5.500	08/01/38		133
99	5.500	09/01/38		107
112,914	6.000	11/01/38		122,714
38	5.500	12/01/38		42

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
46,269	6.000	12/01/38		50,665
11,305	4.500	02/01/39		11,732
84,130	7.000	03/01/39		94,074
10,440	4.500	04/01/39		10,926
2,340	5.500	06/01/39		2,543
26,130	5.000	07/01/39		27,745
9,670	4.500	08/01/39		10,121
389,574	5.000	10/01/39		413,656
2,053	5.500	11/01/39		2,231
151,155	4.500	12/01/39		158,199
139,491	4.500	06/01/40		145,306
61,266	4.500	08/01/41		63,786
117,332	5.000	12/01/41		124,708
76,492	3.000	12/01/42		73,876
180,692	3.000	01/01/43		174,509
51,922	3.000	02/01/43		50,146
17,634	3.000	03/01/43		17,031
253,738	3.000	04/01/43		245,095
41,681	3.000	05/01/43		40,268
58,019	3.000	06/01/43		56,052
17,693	3.000	07/01/43		17,093
61,156	5.000	06/01/44		64,400
25,163	3.500	03/01/45		24,839
622,746	3.000	04/01/45		598,322
2,556,583	4.500	04/01/45		2,674,925
293,094	4.500	05/01/45		306,844
1,685,202	4.500	06/01/45		1,748,990
784,397	4.000	11/01/45		794,449
248,137	4.000	03/01/46		251,212
170,090	4.000	06/01/46		172,134
42,495	4.000	08/01/46		43,006
280,812	4.000	10/01/46		284,186
260,131	4.000	06/01/47		264,064
2,401,239	4.500	07/01/47		2,494,032
550,284	4.500	11/01/47		571,371
607,450	4.000	12/01/47		617,393
1,798,670	4.000	01/01/48		1,828,109
3,495,415	4.000	02/01/48		3,549,769
2,661,614	4.000	03/01/48		2,702,563
980,042	4.000	05/01/48		994,551
1,967,322	4.000	06/01/48		1,999,522
10,755,332	4.500	06/01/48		11,105,301
2,962,930	4.000	07/01/48		3,010,498
999,079	4.500	09/01/48		1,043,140
1,000,000	5.000	10/01/48		1,051,101
1,000,000	5.000	TBA-30yr	(h)	1,049,688
12,000,000	4.000	TBA-30yr	(h)	12,116,250

				53,714,070

GNMA – 12.1%
34,058	5.500	11/15/32		36,633
19,372	5.500	01/15/33		20,792
51,171	5.500	02/15/33		55,307
48,799	5.500	03/15/33		52,744
52,166	5.500	07/15/33		56,387
24,208	5.500	08/15/33		26,165

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$13,083	5.500%	09/15/33		$14,141
34,723	5.500	04/15/34		37,634
8,513	5.500	05/15/34		9,128
223,220	5.500	09/15/34		242,313
221,813	5.500	12/15/34		240,907
161,555	5.500	01/15/35		175,450
893	5.500	05/15/36		958
8,845	4.000	02/20/41		9,071
13,469	4.000	11/20/41		13,812
2,228	4.000	01/20/42		2,284
7,117	4.000	04/20/42		7,296
4,005	4.000	10/20/42		4,105
1,239,048	4.000	08/20/43		1,269,830
1,536,965	4.000	10/20/43		1,573,227
7,626	4.000	03/20/44		7,799
9,240	4.000	05/20/44		9,449
640,970	4.000	11/20/44		655,492
145,576	4.000	12/20/44		148,874
42,436	4.000	05/20/45		43,358
167,151	4.000	07/20/45		170,781
1,410,911	4.000	08/20/45		1,441,554
964,968	4.000	01/20/46		985,625
1,029,115	4.500	05/20/48		1,065,737
3,338,481	4.500	06/20/48		3,457,284
21,943,782	4.500	07/20/48		22,710,685
2,994,151	4.500	08/20/48		3,098,128
25,000,000	4.500	TBA-30yr	(h)	25,833,985

				63,476,935

TOTAL FEDERAL AGENCIES				$135,351,399

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $159,790,065)				$160,058,917

Agency Debentures – 2.8%
FHLB
$2,400,000	4.625%	09/11/20		$2,480,517
400,000	5.375	08/15/24		448,104
FNMA
4,000,000	1.875	09/24/26		3,631,080
800,000	6.250	05/15/29		1,007,720
Hashemite Kingdom of Jordan Government AID Bond(i)
1,600,000	2.503	10/30/20		1,586,336
Israel Government AID Bond(i)
2,000,000	5.500	09/18/23		2,217,120
300,000	5.500	12/04/23		333,402
877,000	5.500	04/26/24		980,118
40,000	5.500	09/18/33		49,419
NCUA Guaranteed Notes Series A4(i)
600,000	3.000	06/12/19		601,477
Tennessee Valley Authority
1,200,000	3.875	02/15/21		1,225,224

TOTAL AGENCY DEBENTURES
(Cost $14,969,318)				$14,560,517

Asset-Backed Securities(b) – 13.3%
Collateralized Loan Obligations(c) – 4.9%
ACIS CLO Ltd. Series 2013-1A, Class B (3M USD LIBOR + 1.950%)
$351,183	4.305%	04/18/24		$351,222
ACIS CLO Ltd. Series 2013-1A, Class C (3M USD LIBOR + 2.950%)
377,200	5.305	04/18/24		377,281
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
3,050,000	3.289	07/20/26		3,050,000
Crown Point CLO Ltd. Series 2015-3A, Class A1AR (3M USD LIBOR + 0.910%)
3,200,000	3.258	12/31/27		3,199,965
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
3,000,000	3.598	07/15/26		3,000,333
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,800,000	3.750	07/25/27		1,799,979
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,050,000	3.089	04/15/29		4,012,424
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
942,002	3.729	11/22/25		942,522
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
850,000	2.915	06/25/35		850,298
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
4,350,000	3.279	10/20/27		4,345,250
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
3,440,754	3.513	07/17/26		3,441,126

				25,370,400

Home Equity – 0.7%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2 (1M LIBOR + 0.800%)
6,055	2.865	10/27/32		5,974
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1 (1M USD LIBOR + 0.660%)
1,900	2.725	10/25/32		1,901
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
1,198	2.685	01/25/32		1,180
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
21,346	6.951	09/25/37		21,515
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
26,650	6.773	09/25/37		27,123
Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
257	2.665	11/25/32		249

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Home Equity – (continued)
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
$1,400,000	2.295%		04/25/37	$1,297,425
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.220%)
3,235,736	2.285		04/25/37	1,317,123
Renaissance Home Equity Loan Trust Series 2003-2, Class A (1M USD LIBOR + 0.880%)
1,069	2.945		08/25/33	1,044
Renaissance Home Equity Loan Trust Series 2003-3, Class A (1M USD LIBOR + 1.000%)
2,799	3.065		12/25/33	2,758
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4 (1M USD LIBOR + 0.170%)
976,689	2.235		01/25/37	951,347

				3,627,639

Student Loan – 7.7%
Academic Loan Funding Trust Series 2012-1A, Class A2(c) (1M USD LIBOR + 1.100%)
2,517,566	3.165		12/27/44	2,536,354
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
1,861,790	5.545		09/26/33	1,826,923
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
1,881,035	3.415		07/26/66	1,917,637
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c) (1M USD LIBOR + 0.800%)
1,129,762	2.865		10/25/56	1,129,807
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.350%)
2,600,000	3.415		03/25/36	2,644,969
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c) (1M USD LIBOR + 1.000%)
1,650,000	3.065		04/25/33	1,658,101
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
1,500,000	3.127		07/20/43	1,517,346
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
4,191,141	3.315		06/25/65	4,297,222
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
2,090,266	3.215		03/25/66	2,124,626
Navient Student Loan Trust Series 2017-2A, Class A(c) (1M USD LIBOR + 1.050%)
4,215,388	3.115		12/27/66	4,272,086
Nelnet Student Loan Trust Series 2006-1, Class A6(c) (3M USD LIBOR + 0.450%)
2,600,000	2.780		08/23/36	2,569,094
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
1,922,927	3.215		09/25/65	1,951,478

Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
472,383	3.109		10/28/41	470,602
SLM Student Loan Trust Series 2003-7A, Class A5A(c) (3M USD LIBOR + 1.200%)
1,797,710	3.541		12/15/33	1,822,968
SLM Student Loan Trust Series 2004-8A, Class A6(c) (3M USD LIBOR + 0.630%)
1,300,000	2.990		01/25/40	1,303,594
SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
289,950	4.480		01/25/27	289,092
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
1,603,384	2.500		10/25/28	1,599,407
SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
562,276	2.460		04/25/27	561,732
SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
897,795	2.690		01/25/22	883,193
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
247,625	3.110		04/25/23	245,881
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
587,958	4.010		07/25/22	600,034
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
1,820,196	4.060		07/25/23	1,867,401
SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
1,259,398	3.460		07/25/23	1,267,976
SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
850,000	3.860		04/25/23	866,494

				40,224,017

TOTAL ASSET-BACKED SECURITIES
(Cost $68,073,685)				$69,222,056

Foreign Debt Obligations – 2.4%
Sovereign – 2.4%
Dominican Republic
DOP100,000	10.375%		03/04/22	$2,014
300,000	14.500		02/10/23	6,758
100,000	11.375		07/06/29	2,045
Perusahaan Penerbit SBSN(c)
$220,000	4.150		03/29/27	212,025
Republic of Argentina
EUR410,000	5.250		01/15/28	378,749
40,000	2.260	(j)	12/31/38	27,285
$200,000	2.500	(j)	12/31/38	117,500
EUR100,000	6.250		11/09/47	87,224
$1,100,000	6.875		01/11/48	842,875

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Republic of Ecuador
$360,000	9.625%		06/02/27	$353,700
300,000	8.875	(c)	10/23/27	285,000
Republic of Indonesia(c)
EUR250,000	2.150		07/18/24	293,528
$1,060,000	4.750		01/08/26	1,078,550
Republic of South Africa
ZAR1,650,000	8.000		01/31/30	105,412
4,340,000	7.000		02/28/31	251,571
4,894,000	8.250		03/31/32	310,687
1,520,000	8.875		02/28/35	99,903
2,515,000	6.250		03/31/36	126,610
40,000	9.000		01/31/40	2,601
870,000	6.500		02/28/41	42,838
2,330,000	8.750		01/31/44	146,822
Republic of Sri Lanka
$200,000	6.850		11/03/25	199,000
Republic of Venezuela(e)
140,000	6.000		12/09/20	36,750
Spain Government Bond
EUR 6,220,000	0.350		07/30/23	7,162,588
United Mexican States
MXN3,046,400	6.500		06/10/21	157,826
404,700	8.000		12/07/23	21,817
1,125,400	7.750		11/23/34	58,166
48,700	8.000		11/07/47	2,556

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $12,923,349)				$12,412,400

Structured Note(c)(k) – 0.1%
Arab Republic of Egypt (Issuer Citibank NA)
$10,000,000	0.000%		11/01/18	$541,906
(Cost $555,089)

Municipal Debt Obligations – 1.2%
California(a) – 0.4%
California State GO Bonds Build America Taxable Series 2009
$210,000	7.550%		04/01/39	$306,512
California State GO Bonds Build America Taxable Series 2010
625,000	7.950		03/01/36	666,187
East Bay Municipal Utility District Water System RB Build America SubSeries 2010
900,000	5.874		06/01/40	1,118,403

				2,091,102

Illinois – 0.3%
Illinois State GO Bonds Build America Series 2010(a)
115,000	6.630		02/01/35	121,256
730,000	7.350		07/01/35	803,927
Illinois State GO Bonds Taxable-Pension Series 2003
965,000	5.100		06/01/33	926,159

				1,851,342

Municipal Debt Obligations – (continued)
Minnesota(a)(b) – 0.1%
Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1(3M USD LIBOR + 0.000%)
350,518	2.459		04/28/30	349,154

New York(a) – 0.1%
Port Authority of New York & New Jersey Consolidated Bonds-192 Series 2015
375,000	4.810		10/15/65	409,294

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
250,000	6.270		02/15/50	303,530

Puerto Rico(e) – 0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B(a)
15,000	6.050		08/01/36	12,300
40,000	6.050		08/01/37	32,800
15,000	6.050		08/01/39	12,300
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C(a)
190,000	6.000		08/01/31	155,800
35,000	6.000		08/01/32	28,700
95,000	6.000		08/01/38	77,900
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A(a)
10,000	6.130		08/01/28	8,200
35,000	6.130		08/01/29	28,700
45,000	6.130		08/01/30	36,900
40,000	6.130		08/01/37	32,800
70,000	6.130		08/01/38	57,400
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C(a)
25,000	5.750		08/01/57	21,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
20,000	5.000		08/01/21	16,800
90,000	5.000	(a)	08/01/40	75,600
195,000	5.250	(a)	08/01/40	163,800
95,000	5.000	(a)	08/01/46	79,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D(a)
20,000	4.850		08/01/36	16,200
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(a)
35,000	5.500		08/01/22	17,150
70,000	6.750		08/01/32	34,300
130,000	5.750		08/01/37	63,700
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(a)
25,000	4.500		08/01/21	12,125
5,000	5.500		08/01/37	2,450
40,000	5.500		08/01/42	19,600
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(a)
15,000	5.375		08/01/38	7,350
290,000	6.000		08/01/39	142,100
295,000	5.250		08/01/41	144,550

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico(e) – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(a)
$150,000	5.000%		08/01/43	$73,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(a)
15,000	5.500		08/01/28	7,350

				1,381,175

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,830,426)				$6,385,597

U.S. Treasury Obligations – 24.4%
United States Treasury Bonds
$3,960,000	2.750%		11/15/42	$3,664,830
5,990,000	3.625	(l)	02/15/44	6,434,390
4,120,000	3.125		08/15/44	4,068,011
2,080,000	3.000		11/15/44	2,007,698
9,410,000	2.875	(l)	11/15/46	8,850,672
4,400,000	3.000		05/15/47	4,238,746
4,390,000	2.750		11/15/47	4,020,117
United States Treasury Notes
60,310,000	2.125		07/31/24	57,555,718
1,210,000	2.375		08/15/24	1,170,350
9,190,000	2.125		11/30/24	8,744,062
4,150,000	2.750		06/30/25	4,084,478
10,400,000	3.000		09/30/25	10,389,457
3,980,000	2.000		11/15/26	3,683,100
7,300,000	2.250		02/15/27	6,872,092
United States Treasury Strip Coupon(k)
2,800,000	0.000		02/15/35	1,657,800

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $132,311,243)				$127,441,521

TOTAL INVESTMENTS – 107.8%
(Cost $570,454,707)	$562,598,906

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.8)%	(40,612,352)

NET ASSETS – 100.0%	$521,986,554

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $99,703,470, which represents approximately 19.1% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(d)	Guaranteed by a foreign government until maturity. Total market value for this security amounts to $12,350,487, which represents approximately 2.4% of the Fund’s net assets as of September 30, 2018.
(e)	Security is currently in default and/or non-income producing.
(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $38,999,923 which represents approximately 7.5% of the Fund’s net assets as of September 30, 2018.
(i)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,767,872, which represents approximately 1.1% of the Fund’s net assets as of September 30, 2018.
(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2018.
(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	1,060,778	USD	25,257	10/04/18	$290
	AUD	3,887,384	EUR	2,386,770	12/19/18	21,564
	AUD	330,236	NZD	359,986	12/19/18	131
	AUD	9,803,565	USD	7,054,897	12/19/18	36,077
	CAD	600,921	EUR	395,210	12/19/18	4,045
	CAD	1,195,731	NOK	7,430,748	12/19/18	11,153
	CAD	5,017,000	USD	3,822,925	11/08/18	64,481
	CAD	3,275,793	USD	2,505,115	12/19/18	35,497
	CLP	639,489,898	USD	930,082	10/10/18	42,336
	CLP	566,082,887	USD	847,455	10/22/18	13,609
	CNH	1,376,857	USD	199,311	12/19/18	102
	COP	6,461,299,876	USD	2,140,229	10/22/18	40,979
	CZK	10,635,462	USD	480,156	12/19/18	1,480
	EUR	2,414,545	CHF	2,708,010	12/19/18	41,637
	EUR	399,913	CZK	10,291,963	12/19/18	1,429
	EUR	1,675,081	GBP	1,493,433	12/19/18	3,998
	EUR	1,192,026	JPY	155,636,440	12/19/18	14,602
	EUR	251,791	PLN	1,079,742	12/19/18	876
	EUR	1,055,621	SEK	10,871,122	12/19/18	2,058
	EUR	1,579,724	USD	1,843,360	12/19/18	3,382
	GBP	705,943	EUR	783,954	12/19/18	7,293

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	GBP	1,737,243	USD	2,220,481	11/01/18	$47,054
	HUF	1,026,763,112	EUR	3,126,943	12/19/18	56,241
	IDR	29,539,212,329	USD	1,972,568	10/29/18	900
	JPY	155,235,419	EUR	1,173,918	12/19/18	3,014
	KRW	3,164,434,939	USD	2,819,198	10/17/18	33,504
	MXN	17,574,302	USD	904,946	12/19/18	22,475
	NOK	7,795,254	CHF	897,771	12/19/18	39,185
	NOK	51,645,847	EUR	5,332,490	12/19/18	134,168
	NOK	7,831,126	SEK	8,387,919	12/19/18	15,008
	NOK	3,859,030	USD	463,915	12/19/18	11,909
	NZD	361,278	AUD	328,723	12/19/18	1,820
	NZD	9,329,668	USD	6,148,636	12/19/18	38,481
	PLN	6,674,176	EUR	1,543,297	12/19/18	9,890
	PLN	809,943	USD	218,741	12/19/18	1,402
	RUB	171,612,368	USD	2,514,089	11/21/18	91,160
	SEK	106,880,312	EUR	10,220,257	12/19/18	164,673
	SEK	18,803,000	USD	2,075,433	11/23/18	49,665
	SEK	4,167,432	USD	464,276	12/19/18	8,008
	SGD	630,958	USD	462,246	12/19/18	113
	TRY	7,227,698	USD	1,110,236	12/19/18	26,448
	TWD	110,101,703	USD	3,606,344	10/11/18	12,098
	TWD	14,199,266	USD	463,877	12/14/18	5,172
	USD	25,257	ARS	1,022,893	10/04/18	622
	USD	491,577	ARS	20,080,910	10/09/18	11,345
	USD	297,577	ARS	11,694,775	10/17/18	20,985
	USD	192,496	ARS	6,428,396	10/30/18	43,137
	USD	1,111,239	AUD	1,498,377	10/25/18	27,946
	USD	1,134,669	AUD	1,558,334	12/19/18	7,517
	USD	621,415	BRL	2,487,961	11/05/18	7,072
	USD	639,326	CLP	409,744,306	10/05/18	16,354
	USD	6,325,403	CNH	43,489,051	12/19/18	26,819
	USD	17,340,092	EUR	14,769,152	11/21/18	121,520
	USD	9,235,810	EUR	7,839,197	12/19/18	71,565
	USD	2,067,733	GBP	1,572,892	11/01/18	14,717
	USD	2,339,711	GBP	1,775,021	12/19/18	17,020
	USD	777,863	JPY	86,292,411	10/24/18	17,022
	USD	2,488,988	JPY	277,164,133	12/19/18	33,363
	USD	390,169	NOK	3,159,394	12/19/18	611
	USD	1,606,818	NZD	2,404,618	12/19/18	12,158
	USD	745,181	SEK	6,555,982	12/19/18	2,210
	USD	3,577,512	TWD	108,541,708	10/11/18	10,339
	USD	1,054,414	ZAR	14,302,384	10/24/18	46,336
	ZAR	5,484,959	USD	371,069	12/19/18	12,670
TOTAL						$1,640,735

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	25,741,500	USD	873,185	10/10/18	$(258,439)
	ARS	54,322,356	USD	1,522,181	10/17/18	(237,409)
	ARS	11,035,892	USD	273,467	10/30/18	(17,057)
	AUD	257,907	NZD	281,895	12/19/18	(397)
	AUD	1,403,634	USD	1,040,974	10/25/18	(26,179)
	AUD	1,269,805	USD	919,958	12/19/18	(1,502)
	BRL	2,487,961	USD	622,925	10/02/18	(6,976)
	CAD	1,210,162	NZD	1,424,255	12/19/18	(5,951)
	CHF	2,681,269	EUR	2,367,958	12/19/18	(14,635)
	CHF	893,119	NOK	7,586,462	12/19/18	(18,217)
	CHF	447,950	USD	462,085	12/19/18	(2,056)
	CLP	289,718,942	USD	449,944	10/05/18	(9,457)
	CNH	3,170,965	USD	459,752	12/19/18	(497)
	EUR	1,974,978	GBP	1,770,347	12/19/18	(7,768)
	EUR	1,187,944	HUF	385,578,680	12/19/18	(5,118)
	EUR	424,032	JPY	56,087,356	12/19/18	(1,218)
	EUR	3,026,630	NOK	29,025,974	12/19/18	(40,723)
	EUR	4,315,829	SEK	45,003,900	12/19/18	(54,838)
	EUR	6,352,054	USD	7,457,788	11/21/18	(52,265)
	EUR	3,539,926	USD	4,163,691	12/19/18	(25,417)
	GBP	3,184,996	USD	4,197,633	12/19/18	(29,930)
	INR	70,435,229	USD	976,224	10/12/18	(7,245)
	JPY	259,401,434	EUR	1,973,928	12/19/18	(9,328)
	JPY	101,727,000	USD	916,995	10/24/18	(20,067)
	JPY	368,867,033	USD	3,308,403	12/19/18	(40,308)
	NOK	2,545,995	CAD	405,109	12/19/18	(266)
	NZD	3,477,416	USD	2,316,592	12/19/18	(10,489)
	USD	2,765,550	AUD	3,883,837	12/19/18	(43,652)
	USD	600,713	BRL	2,487,960	10/02/18	(15,235)
	USD	461,217	BRL	1,872,750	11/05/18	(1,214)
	USD	3,125,814	CAD	4,102,150	11/08/18	(52,723)
	USD	4,996,602	CAD	6,572,046	12/19/18	(100,488)
	USD	909,396	CLP	624,564,302	10/05/18	(40,188)
	USD	464,119	CLP	317,958,446	10/10/18	(19,374)
	USD	460,867	CLP	313,016,249	10/22/18	(15,260)
	USD	462,257	COP	1,396,462,491	10/22/18	(9,162)
	USD	920,287	EUR	789,668	12/19/18	(2,857)
	USD	10,542,397	GBP	8,246,936	11/01/18	(221,910)
	USD	977,811	INR	71,282,961	10/12/18	(2,829)
	USD	2,561,136	KRW	2,865,035,775	10/17/18	(21,664)
	USD	262,554	KRW	293,272,907	10/29/18	(1,878)
	USD	536,223	MXN	10,229,767	11/16/18	(6,262)
	USD	1,500,563	MXN	28,688,514	12/19/18	(13,370)
	USD	1,525,584	NOK	12,521,961	12/19/18	(18,391)
	USD	1,872,147	NZD	2,863,145	12/19/18	(26,595)
	USD	460,822	PLN	1,698,134	12/19/18	(732)
	USD	3,245,946	RUB	220,540,809	11/21/18	(102,091)
	USD	2,430,130	SEK	22,016,486	11/23/18	(58,153)
	USD	299,996	SEK	2,693,873	12/19/18	(5,293)
	USD	1,098,669	SGD	1,507,297	12/19/18	(5,862)
	USD	645,080	TRY	4,233,599	12/19/18	(20,729)
	USD	2,142,191	TWD	65,791,425	10/11/18	(20,013)
	USD	207,526	ZAR	3,120,822	12/19/18	(10,813)
TOTAL						$(1,740,490)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At September 30, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	10/11/18	$3,000,000	$(3,094,687)
GNMA	4.000	TBA-30yr	10/18/18	2,000,000	(2,033,438)
TOTAL (Proceeds Receivable: $5,140,547)					$(5,128,125)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Italian 10 Year Government Bonds	4	12/06/18	$575,138	$12,115
Japan 10 Year Government Bonds	10	12/13/18	13,209,822	(17,373)
Ultra Long U.S. Treasury Bonds	170	12/19/18	26,227,813	(736,795)
2 Year U.S. Treasury Notes	125	12/31/18	26,341,797	(74,201)
5 Year U.S. Treasury Notes	434	12/31/18	48,814,828	(118,637)
20 Year U.S. Treasury Bonds	219	12/19/18	30,769,500	(769,686)
Total				$(1,704,577)
Short position contracts:
Eurodollars	(69)	06/17/19	$(16,734,225)	$170,660
Eurodollars	(118)	12/16/19	(28,573,700)	42,030
Eurodollars	(280)	12/14/20	(67,784,500)	133,920
French 10 Year Government Bonds	(16)	12/06/18	(2,806,027)	27,096
Ultra 10 Year U.S. Treasury Notes	(104)	12/19/18	(13,104,000)	203,519
5 Year German Euro-Bobl	(48)	12/06/18	(7,283,966)	52,310
10 Year German Euro-Bund	(63)	12/06/18	(11,614,882)	94,641
10 Year U.S. Treasury Notes	(515)	12/19/18	(61,172,344)	601,328
Total				$1,325,504
TOTAL FUTURES CONTRACTS				$(379,073)

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Mexico IB TIIE 28D(a)	7.600%	06/17/20	MXN	28,125		$(9,735)	$(1,059)	$(8,676)
3M JIBAR(b)	7.500	09/19/20	ZAR	10,300		172	801	(629)
3M NIBOR(c)	1.600(d)	12/19/20	NOK	136,400	(f)	(9,719)	(12,489)	2,770
1.250(c)	6M GBP	12/19/20	GBP	15,020	(f)	(11,703)	(24,416)	12,713
6M EURO(b)	0.100(d)	01/16/21	EUR	81,300	(f)	(53,880)	(25,158)	(28,722)
3M NIBOR(b)	1.700(d)	01/16/21	NOK	84,690	(f)	19,933	25,706	(5,773)
0.050(d)	3M STIBOR(b)	01/16/21	SEK	695,110	(f)	113,941	(110,679)	224,620
6M EURO(b)	0.243(e)	08/10/21	EUR	119,070	(f)	(81,578)	786	(82,364)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(c)	0.250%(e)	08/24/21		55,290	(f)	$(78,627)	$(13,915)	$(64,712)
6M EURO(c)	0.350(d)	12/16/21		52,870	(f)	64,073	(401,880)	465,953
0.500(d)	3M STIBOR(b)	12/16/21	SEK	410,250	(f)	37,681	(183,123)	220,804
6M CDOR(c)	2.028	07/18/22		13,820	(f)	(226,644)	(47,251)	(179,393)
6M EURO(c)	0.600(d)	09/28/22	EUR	22,200	(f)	11,449	(600)	12,049
6.750(a)	Mexico IB TIIE 28D	12/14/22	MXN	10		22	20	2
0.500(d)	3M STIBOR(b)	12/19/22	SEK	143,860	(f)	5,699	(79,374)	85,073
2.550(d)	6M WIBOR(c)	03/21/23	PLN	18,000		(86,869)	10,305	(97,174)
1.100(d)	6M GBP	08/01/23	GBP	13,620		78,948	(55,905)	134,853
6M EURO(c)	0.670(d)	08/03/23	EUR	19,840	(f)	(4,826)	32,932	(37,758)
6M EURO(c)	0.750(d)	12/19/23		71,470	(f)	1,225,793	1,439,629	(213,836)
3M LIBOR(a)	2.750(c)	12/19/23		$21,810	(f)	(346,421)	(234,305)	(112,116)
0.750(d)	3M STIBOR(a)	12/19/23	SEK	447,320	(f)	(149,350)	(465,166)	315,816
2.750(c)	6M AUDOR	12/19/23	AUD	23,690	(f)	(193,313)	(193,544)	231
2.500(c)	6M CDOR	12/19/23	CAD	11,680	(f)	103,513	48,646	54,867
1.500(c)	6M GBP	12/19/23	GBP	15,390	(f)	(17,600)	(90,349)	72,749
6M EURO(c)	1.200(d)	08/24/25	EUR	10,460	(f)	(32,749)	(9,154)	(23,595)
2.000(d)	3M STIBOR(b)	11/02/27	SEK	50,880	(f)	(51,939)	2,595	(54,534)
3M LIBOR(b)	2.750(d)	12/21/27		$6,010	(f)	(97,607)	(101,852)	4,245
2.250(d)	3M STIBOR(b)	12/21/27	SEK	31,230	(f)	(68,911)	(134,699)	65,788
6M CHFOR(c)	1.000(d)	06/21/28	CHF	4,460	(f)	(14,685)	(54,301)	39,616
6M CDOR(c)	2.750	06/21/28	CAD	4,390	(f)	(27,875)	(29,052)	1,177
4.000(c)	3M NZDOR(b)	06/21/28	NZD	10,090	(f)	(158,241)	(111,129)	(47,112)
1.500(d)	6M EURO(c)	06/21/28	EUR	1,600	(f)	5,821	4,190	1,631
1.900(c)	6M GBP	08/03/28	GBP	4,890	(f)	(8,542)	(8,216)	(326)
6M CHFOR(c)	1.050(d)	08/07/28	CHF	7,700	(f)	(14,143)	(5,858)	(8,285)
2.365(b)	3M KWCDC	08/07/28	KRW	5,764,110		(29,677)	(47,622)	17,945
3M JIBAR(b)	9.515	09/05/28	ZAR	13,650	(f)	5,572	13	5,559
6M CDOR(c)	2.750	12/19/28	CAD	6,850	(f)	(46,727)	23,163	(69,890)
1.250(d)	3M STIBOR(b)	12/19/28	SEK	28,480	(f)	21,253	(11,444)	32,697
1.250(d)	6M EURO(c)	12/19/28	EUR	290	(f)	(7,022)	(8,898)	1,876
1.750(c)	6M GBP	12/19/28	GBP	2,000	(f)	(17,821)	(37,923)	20,102
3M LIBOR(b)	2.750(c)	06/16/37		$1,150	(f)	(36,763)	(37,316)	553
1.750(c)	6M GBP	12/14/37	GBP	7,470	(f)	133,261	(50,191)	183,452
6M GBP(c)	1.750	06/14/38		510	(f)	(8,632)	(11,733)	3,101
2.000(d)	6M EURO(c)	06/14/38	EUR	1,560	(f)	8,903	12,987	(4,084)
1.500(d)	6M EURO(c)	12/19/38		4,520	(f)	4,116	(25,170)	29,286
6M GBP(b)	1.500	06/16/48	GBP	1,360	(f)	(22,570)	(30,340)	7,770
1.750(d)	6M EURO(c)	06/16/48	EUR	1,840	(f)	(8,634)	(726)	(7,908)
2.540(c)	6M CDOR	07/18/48		2,320		128,057	11,949	116,108
3M LIBOR(b)	3.000(c)	12/15/48		$3,070	(f)	(4,490)	(3,866)	(624)
1.750(d)	6M EURO(c)	12/19/48	EUR	3,530	(f)	(202,624)	(196,799)	(5,825)
1.000(c)	6M JYOR	12/19/48	JPY	559,970	(f)	(20,202)	(77,828)	57,626
TOTAL						$(181,912)	$(1,319,608)	$1,137,696

(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Payments made at maturity.
(f)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.275%	Barclays Bank PLC	06/20/21	$80	$(1,554)	$398	$(1,952)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.314	Barclays Bank PLC	12/20/21	1,130	(24,331)	(2,557)	(21,774)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Barclays Bank PLC	03/20/19	270	(1,233)	(98)	(1,135)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	BoA Securities LLC	12/20/20	830	(14,347)	2,188	(16,535)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	BoA Securities LLC	06/20/21	900	(17,481)	5,439	(22,920)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	BoA Securities LLC	06/20/19	100	(680)	(89)	(591)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	Citibank NA	12/20/20	720	(12,445)	2,701	(15,146)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Citibank NA	06/20/21	560	(10,877)	2,858	(13,735)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.386	Citibank NA	06/20/22	280	(6,173)	(3,147)	(3,026)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Citibank NA	03/20/19	3,080	(14,068)	(1,340)	(12,728)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Citibank NA	06/20/19	4,390	(29,885)	(2,861)	(27,024)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Deutsche Bank AG (London)	06/20/21	460	(8,935)	2,923	(11,858)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	JPMorgan Securities, Inc.	12/20/20	6,410	(110,797)	(22,340)	(133,137)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	JPMorgan Securities, Inc.	06/20/21	10	(195)	52	(247)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.386	JPMorgan Securities, Inc.	06/20/22	580	(12,786)	(6,561)	(6,225)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	JPMorgan Securities, Inc.	03/20/19	270	(1,234)	(89)	(1,145)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	JPMorgan Securities, Inc.	06/20/19	120	(818)	(117)	(701)
TOTAL						$(267,839)	$22,040	$(289,879)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Index Series 29	(1.000)%	0.591%	06/20/23	EUR 9,640	$(217,318)	$(241,301)	$23,983
iTraxx Europe Index Series 30	(1.000)	0.716	12/20/23	2,000	(37,551)	(36,969)	(582)
Protection Sold:
CDX.NA.IG Index 30	1.000	0.543	06/20/23	$22,100	444,756	356,127	88,629
CDX.NA.IG Index 31	1.000	0.595	12/20/23	7,220	140,661	134,904	5,757
TOTAL					$330,548	$212,761	$117,787

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(b)	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
Egypt Treasury Bill(a)	0.000%	Citibank NA	10/11/18	5,250	$22,499

(a)	Payments made semi-annually.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	Citibank NA	2.250%	03/30/2020	13,200,000	$13,200,000	$19,588	$45,692	$(26,104)
2Y IRS	Citibank NA	2.350	05/05/2020	15,500,000	15,500,000	30,358	37,898	(7,540)
2Y IRS	JPMorgan Securities, Inc.	2.270	08/06/2020	19,500,000	19,500,000	43,466	53,625	(10,159)
2Y IRS	MS & Co. Int. PLC	2.450	04/27/2020	9,100,000	9,100,000	20,104	26,000	(5,896)
2Y IRS	MS & Co. Int. PLC	2.450	04/30/2020	9,600,000	9,600,000	21,483	27,429	(5,946)
				66,900,000	$66,900,000	$134,999	$190,644	$(55,645)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Puts
1Y IRS	BoA Securities LLC	2.750%	03/04/2019	2,500,000	$2,500,000	$7,132	$40,556	$(33,424)
1Y IRS	Citibank NA	2.450	01/23/2019	7,200,000	7,200,000	2,449	80,800	(78,351)
1Y IRS	Citibank NA	2.400	01/25/2019	4,700,000	4,700,000	1,305	48,044	(46,739)
1Y IRS	Citibank NA	2.750	02/12/2019	2,500,000	2,500,000	5,854	42,500	(36,646)
1Y IRS	Citibank NA	2.750	02/13/2019	4,700,000	4,700,000	11,197	82,250	(71,053)
2Y IRS	Citibank NA	2.450	03/26/2020	9,600,000	9,600,000	19,297	38,506	(19,209)
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	2,300,000	2,300,000	6,746	38,333	(31,587)
				33,500,000	$33,500,000	$53,980	$370,989	$(317,009)
Total Purchased option contracts				100,400,000	$100,400,000	$188,979	$561,633	$(372,654)
Written option contracts
Calls
2Y IRS	Citibank NA	2.335%	03/30/2020	(2,900,000)	$(2,900,000)	$(18,177)	$(45,675)	$27,498
2Y IRS	Citibank NA	2.377	05/05/2020	(3,400,000)	(3,400,000)	(25,399)	(37,825)	12,426
2Y IRS	JPMorgan Securities, Inc.	2.380	08/06/2020	(4,300,000)	(4,300,000)	(39,271)	(53,750)	14,479
2Y IRS	MS & Co. Int. PLC	2.505	04/27/2020	(2,000,000)	(2,000,000)	(18,410)	(26,000)	7,590
2Y IRS	MS & Co. Int. PLC	2.483	04/30/2020	(2,100,000)	(2,100,000)	(18,730)	(27,300)	8,570
				(14,700,000)	$(14,700,000)	$(119,987)	$(190,550)	$70,563
Puts
1Y IRS	BoA Securities LLC	2.795%	03/04/2019	(1,100,000)	$(1,100,000)	$(7,663)	$(40,150)	$32,487
1Y IRS	Citibank NA	2.503	01/23/2019	(3,200,000)	(3,200,000)	(2,604)	(80,800)	78,196
1Y IRS	Citibank NA	2.449	01/25/2019	(2,100,000)	(2,100,000)	(1,349)	(48,300)	46,951
1Y IRS	Citibank NA	2.790	02/12/2019	(1,100,000)	(1,100,000)	(6,184)	(42,075)	35,891
1Y IRS	Citibank NA	2.799	02/13/2019	(2,100,000)	(2,100,000)	(12,539)	(82,687)	70,148
2Y IRS	Citibank NA	2.530	03/26/2020	(2,100,000)	(2,100,000)	(18,728)	(38,325)	19,597
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/2019	(1,000,000)	(1,000,000)	(7,073)	(37,500)	30,427
				(12,700,000)	$(12,700,000)	$(56,140)	$(369,837)	$313,697
Total Written option contracts				(27,400,000)	$(27,400,000)	$(176,127)	$(560,387)	$384,260
TOTAL				73,000,000	$73,000,000	$12,852	$1,246	$11,606

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 34.8%
Aerospace & Defense – 0.9%
Northrop Grumman Corp.(a)
$3,175,000	2.930%		01/15/25	$3,016,118
4,400,000	3.250		01/15/28	4,137,417
United Technologies Corp.
725,000	3.350		08/16/21	723,984
1,525,000	3.950	(a)	08/16/25	1,517,782
725,000	2.965	(a)(b)	08/16/21	726,928
(3M USD LIBOR + 0.650%)

				10,122,229

Agriculture – 0.8%
BAT Capital Corp.(a)(c)
1,685,000	3.222		08/15/24	1,606,037
BAT International Finance PLC(c)
4,875,000	2.750		06/15/20	4,824,152
Reynolds American, Inc.(a)
2,575,000	4.450		06/12/25	2,593,977

				9,024,166

Airlines – 0.4%
Delta Air Lines, Inc.
4,250,000	3.400		04/19/21	4,206,701

Automotive – 0.3%
Ford Motor Credit Co. LLC
3,250,000	5.875		08/02/21	3,398,958

Banks – 8.5%
Banco Santander SA
400,000	4.250		04/11/27	377,783
600,000	4.379		04/12/28	569,083
Bank of America Corp.
3,050,000	4.125		01/22/24	3,098,706
1,243,000	4.000		04/01/24	1,255,428
1,700,000	3.248	(a)	10/21/27	1,576,815
725,000	4.183	(a)	11/25/27	707,623
350,000	6.110		01/29/37	402,517
2,625,000	3.864	(a)(b)	07/23/24	2,624,986
(3M USD LIBOR + 0.940%)
2,820,000	3.419	(a)(b)	12/20/28	2,646,824
(3M USD LIBOR + 1.040%)
1,575,000	4.271	(a)(b)	07/23/29	1,573,101
(3M USD LIBOR + 1.310%)
100,000	3.824	(a)(b)	01/20/28	97,312
(3M USD LIBOR + 1.575%)
BNP Paribas SA(c)
4,350,000	3.500		03/01/23	4,242,936
900,000	3.375		01/09/25	851,991
BPCE SA
925,000	2.650		02/03/21	907,391
2,250,000	4.000	(c)	09/12/23	2,219,780
1,150,000	4.625	(c)	09/12/28	1,133,985
Capital One NA(a)
1,700,000	2.650		08/08/22	1,633,924
Citibank NA(a)
2,550,000	3.050		05/01/20	2,548,629

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc.
1,300,000	4.600		03/09/26	1,308,600
1,150,000	4.125		07/25/28	1,111,052
Cooperatieve Rabobank UA
1,550,000	3.125		04/26/21	1,540,246
1,300,000	2.765	(b)	04/26/21	1,302,733
(3M USD LIBOR + 0.430%)
Credit Agricole SA(c)
1,050,000	3.250		10/04/24	984,016
Credit Suisse Group AG(a)(c)
1,400,000	4.282		01/09/28	1,361,616
2,175,000	3.869	(b)	01/12/29	2,045,211
(3M USD LIBOR + 1.410%)
Credit Suisse Group Funding Guernsey Ltd.
683,000	4.550		04/17/26	686,278
Deutsche Bank AG
425,000	2.500		02/13/19	423,948
4,775,000	2.700		07/13/20	4,667,343
HSBC Holdings PLC(a)(b)
850,000	3.322		05/18/24	848,492
(3M USD LIBOR + 1.000%)
2,200,000	3.262		03/13/23	2,155,568
(3M USD LIBOR + 1.055%)
Huntington Bancshares, Inc.(a)
1,625,000	4.000		05/15/25	1,622,234
ING Bank NV(a)(b) (5 year USD ICE Swap + 2.700%)
2,025,000	4.125		11/21/23	2,027,454
Intesa Sanpaolo SpA(c)
2,525,000	3.375		01/12/23	2,337,600
JPMorgan Chase & Co.(a)
346,000	3.625		12/01/27	326,317
650,000	3.509	(b)	01/23/29	615,676
(3M USD LIBOR + 0.945%)
3,750,000	3.782	(b)	02/01/28	3,649,377
(3M USD LIBOR + 1.337%)
800,000	3.882	(b)	07/24/38	747,191
(3M USD LIBOR + 1.360%)
2,250,000	5.300	(b)	12/29/49	2,300,625
(3M USD LIBOR + 3.800%)
Lloyds Bank PLC(b) (3M USD LIBOR + 0.490%)
1,550,000	2.833		05/07/21	1,555,400
Morgan Stanley, Inc.
4,700,000	3.700		10/23/24	4,627,648
700,000	4.000		07/23/25	697,666
175,000	3.625		01/20/27	168,048
3,725,000	3.737	(a)(b)	04/24/24	3,693,363
(3M USD LIBOR + 0.847%)
2,575,000	3.742	(a)(b)	10/24/23	2,645,995
(3M USD LIBOR + 1.400%)
PNC Bank NA
1,900,000	4.050		07/26/28	1,901,494
Royal Bank of Canada
1,475,000	3.200		04/30/21	1,472,283
1,525,000	2.729	(b)	04/30/21	1,530,309
(3M USD LIBOR + 0.390%)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland Group PLC
$1,336,000	3.875%		09/12/23	$1,297,738
1,883,000	3.498	(a)(b)	05/15/23	1,824,586
(3M USD LIBOR + 1.480%)
2,100,000	4.519	(a)(b)	06/25/24	2,094,035
(3M USD LIBOR + 1.550%)
200,000	4.892	(a)(b)	05/18/29	198,770
(3M USD LIBOR + 1.754%)
Santander Holdings USA, Inc.(a)
650,000	2.650		04/17/20	641,641
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
3,575,000	4.247		01/20/23	3,571,000
The Bank of New York Mellon Corp.(a)
825,000	3.300		08/23/29	772,688
UBS Group Funding Switzerland AG(c)
2,550,000	4.125		09/24/25	2,534,153
UniCredit SpA(c)
600,000	3.750		04/12/22	575,470
Wells Fargo & Co.
2,700,000	3.000		10/23/26	2,505,463

				94,838,141

Beverages(a) – 0.8%
Anheuser-Busch InBev Finance, Inc.
850,000	4.700		02/01/36	851,141
1,175,000	4.900		02/01/46	1,188,302
Anheuser-Busch InBev Worldwide, Inc.
3,225,000	4.000		04/13/28	3,178,797
550,000	4.600		04/15/48	532,776
Bacardi Ltd.(c)
1,500,000	5.300		05/15/48	1,470,777
Keurig Dr Pepper, Inc.(c)
1,400,000	4.057		05/25/23	1,402,444

				8,624,237

Chemicals – 0.9%
Syngenta Finance NV(c)
2,115,000	3.698		04/24/20	2,110,201
2,590,000	3.933		04/23/21	2,582,716
650,000	4.441	(a)	04/24/23	646,037
1,375,000	4.892	(a)	04/24/25	1,349,681
425,000	5.182	(a)	04/24/28	406,605
The Sherwin-Williams Co.(a)
400,000	2.750		06/01/22	387,931
325,000	3.125		06/01/24	312,158
1,900,000	3.450		06/01/27	1,808,105
525,000	4.500		06/01/47	504,939

				10,108,373

Commercial Services – 0.3%
DP World Ltd.(c)
360,000	5.625		09/25/48	355,680
Ecolab, Inc.
133,000	5.500		12/08/41	154,957
231,000	3.950	(a)	12/01/47	219,470
Rensselaer Polytechnic Institute
2,600,000	5.600		09/01/20	2,690,877

				3,420,984

Corporate Obligations – (continued)
Computers(a) – 1.0%
Apple, Inc.
1,925,000	2.750		01/13/25	1,844,250
4,050,000	2.450		08/04/26	3,734,865
1,000,000	4.650		02/23/46	1,080,338
Dell International LLC/EMC Corp.(c)
2,800,000	5.450		06/15/23	2,944,578
Hewlett Packard Enterprise Co.
1,025,000	4.900		10/15/25	1,053,642

				10,657,673

Diversified Financial Services – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	2,117,173
1,450,000	3.300	(a)	01/23/23	1,397,023
American Express Co.(a)
700,000	3.625		12/05/24	686,401
Huarong Finance II Co. Ltd.
210,000	5.000		11/19/25	206,863
Synchrony Financial(a)
877,000	4.500		07/23/25	846,106
TD Ameritrade Holding Corp.(a)
1,950,000	2.950		04/01/22	1,912,398

				7,165,964

Electrical – 1.8%
Alliant Energy Finance LLC(a)(c)
825,000	3.750		06/15/23	821,375
225,000	4.250		06/15/28	223,406
Arizona Public Service Co.(a)
1,175,000	2.950		09/15/27	1,097,237
Berkshire Hathaway Energy Co.(a)
800,000	3.250		04/15/28	757,403
Duke Energy Carolinas LLC(a)
800,000	3.950		03/15/48	761,733
Duke Energy Corp.(a)
2,100,000	3.150		08/15/27	1,953,043
Emera US Finance LP(a)
950,000	2.700		06/15/21	922,222
Enel Finance International NV(c)
1,375,000	2.875		05/25/22	1,307,810
Entergy Corp.(a)
1,025,000	2.950		09/01/26	941,751
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,105,366
Florida Power & Light Co.(a)
1,532,000	4.125		02/01/42	1,538,215
750,000	3.950		03/01/48	731,400
Pacific Gas & Electric Co.(a)
875,000	4.250	(c)	08/01/23	879,506
975,000	3.500		06/15/25	930,251
875,000	4.650	(c)	08/01/28	881,251
Ruwais Power Co. PJSC(c)
280,000	6.000		08/31/36	309,050
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,900,000	2.839		01/15/21	1,900,482
Southern California Edison Co.(a)
1,950,000	4.050		03/15/42	1,840,409

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electrical – (continued)
The Southern Co.(a)
$1,730,000	3.250%		07/01/26	$1,613,488

				20,515,398

Electrical Components & Equipment(a) – 0.1%
Hubbell, Inc.
1,250,000	3.500		02/15/28	1,180,536

Food & Drug Retailing – 0.5%
Kraft Heinz Foods Co.(a)
250,000	5.200		07/15/45	244,376
125,000	4.375		06/01/46	110,400
Smithfield Foods, Inc.(c)
1,200,000	2.700		01/31/20	1,181,500
2,350,000	2.650	(a)	10/03/21	2,240,019
Tyson Foods, Inc.(a)
1,250,000	3.900		09/28/23	1,254,917

				5,031,212

Gas(a) – 0.3%
NiSource, Inc.
1,275,000	3.650	(c)	06/15/23	1,259,098
2,500,000	3.490		05/15/27	2,371,000

				3,630,098

Healthcare Providers & Services – 1.6%
Aetna, Inc.(a)
750,000	2.800		06/15/23	718,619
Becton Dickinson & Co.(a)
2,575,000	2.894		06/06/22	2,503,529
2,475,000	3.363		06/06/24	2,391,301
825,000	4.685		12/15/44	813,453
300,000	4.669		06/06/47	296,720
2,225,000	3.261	(b)	12/29/20	2,228,297
(3M USD LIBOR + 0.875%)
Halfmoon Parent, Inc.(a)(c)
4,775,000	3.750		07/15/23	4,760,392
1,775,000	4.125		11/15/25	1,769,942
Stryker Corp.(a)
575,000	2.625		03/15/21	566,308
475,000	3.375		11/01/25	456,647
Thermo Fisher Scientific, Inc.(a)
450,000	3.000		04/15/23	436,276
UnitedHealth Group, Inc.
650,000	4.625		07/15/35	691,920

				17,633,404

Household Products – 0.1%
Kimberly-Clark Corp.
825,000	3.700		06/01/43	757,199

Insurance – 1.0%
AIA Group Ltd.(a)(c)
875,000	3.900		04/06/28	857,844
American International Group, Inc.(a)
1,525,000	3.900		04/01/26	1,490,870
750,000	4.200		04/01/28	742,108

Corporate Obligations – (continued)
Insurance – (continued)
Arch Capital Finance LLC(a)
1,200,000	4.011		12/15/26	1,185,335
Arch Capital Group Ltd.
1,125,000	7.350		05/01/34	1,435,751
Great-West Lifeco Finance 2018 LP(a)(c)
1,125,000	4.047		05/17/28	1,132,162
MetLife, Inc.
250,000	4.050		03/01/45	233,894
Prudential Financial, Inc.(a)
1,825,000	3.878		03/27/28	1,808,183
Teachers Insurance & Annuity Association of America(c)
560,000	4.900		09/15/44	594,895
The Northwestern Mutual Life Insurance Co.(c)
1,200,000	6.063		03/30/40	1,475,533

				10,956,575

Internet(a) – 0.5%
Amazon.com, Inc.
2,300,000	5.200		12/03/25	2,525,752
1,300,000	4.800		12/05/34	1,418,181
700,000	3.875		08/22/37	685,335
Expedia Group, Inc.
825,000	3.800		02/15/28	760,408

				5,389,676

Machinery-Diversified(a) – 0.1%
Roper Technologies, Inc.
1,450,000	4.200		09/15/28	1,438,447

Media – 1.0%
21st Century Fox America, Inc.
500,000	6.150		03/01/37	621,543
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
2,024,000	3.579		07/23/20	2,025,143
2,300,000	4.464		07/23/22	2,338,510
1,750,000	4.500		02/01/24	1,760,726
1,975,000	4.908		07/23/25	2,005,469
Comcast Corp.(a)
1,173,000	3.300		02/01/27	1,108,786
1,550,000	3.150		02/15/28	1,437,299
Time Warner Cable LLC(a)
275,000	5.875		11/15/40	277,643

				11,575,119

Mining(c) – 0.1%
Glencore Funding LLC
625,000	4.125		05/30/23	624,238

Oil Field Services – 2.1%
Anadarko Petroleum Corp.
950,000	8.700		03/15/19	973,873
190,000	3.450	(a)	07/15/24	182,897
475,000	5.550	(a)	03/15/26	504,018
925,000	6.450		09/15/36	1,055,497
BP Capital Markets PLC(a)
1,775,000	3.224		04/14/24	1,735,226
Canadian Natural Resources Ltd.(a)
1,225,000	3.850		06/01/27	1,192,989

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
Cenovus Energy, Inc.(a)
$875,000	4.250%		04/15/27	$845,819
Concho Resources, Inc.(a)
1,050,000	4.300		08/15/28	1,045,747
Continental Resources, Inc.(a)
3,975,000	4.500		04/15/23	4,044,563
Devon Energy Corp.(a)
400,000	5.600		07/15/41	424,206
Dolphin Energy Ltd. LLC(c)
142,680	5.888		06/15/19	144,464
Halliburton Co.(a)
1,600,000	3.250		11/15/21	1,602,130
Marathon Oil Corp.(a)
1,775,000	4.400		07/15/27	1,774,822
Marathon Petroleum Corp.(a)
850,000	3.625		09/15/24	838,788
Petroleos Mexicanos
628,000	6.375		02/04/21	657,202
EUR 1,250,000	5.125		03/15/23	1,605,515
$550,000	6.500		03/13/27	559,075
10,000	6.625		06/15/35	9,860
53,000	6.750		09/21/47	50,350
201,000	6.350	(c)	02/12/48	183,545
Phillips 66(a)
1,600,000	3.900		03/15/28	1,578,043
Pioneer Natural Resources Co.(a)
295,000	3.950		07/15/22	297,419
Reliance Industries Ltd.
250,000	4.125		01/28/25	243,918
450,000	3.667	(c)	11/30/27	413,083
Valero Energy Corp.
950,000	3.650		03/15/25	929,044
825,000	4.350	(a)	06/01/28	831,005

				23,723,098

Pharmaceuticals – 2.3%
AbbVie, Inc.
2,325,000	3.375		11/14/21	2,321,817
1,575,000	3.750	(a)	11/14/23	1,568,875
Allergan Funding SCS(a)
150,000	4.850		06/15/44	148,271
Bayer US Finance II LLC(a)(c)
2,075,000	3.875		12/15/23	2,061,076
4,100,000	4.250		12/15/25	4,074,802
4,050,000	4.375		12/15/28	3,967,980
CVS Health Corp.(a)
1,100,000	4.125		05/15/21	1,117,617
2,100,000	3.500		07/20/22	2,083,988
2,625,000	3.875		07/20/25	2,586,778
1,400,000	4.780		03/25/38	1,393,293
350,000	5.125		07/20/45	359,812
575,000	5.050		03/25/48	588,135
Elanco Animal Health, Inc.(c)
1,675,000	3.912		08/27/21	1,678,558
650,000	4.272	(a)	08/28/23	652,621

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Teva Pharmaceutical Finance Netherlands III BV
920,000	2.800		07/21/23	816,013

				25,419,636

Pipelines – 2.7%
Abu Dhabi Crude Oil Pipeline LLC(c)
1,190,000	4.600		11/02/47	1,160,250
Columbia Pipeline Group, Inc.(a)
925,000	3.300		06/01/20	923,464
Enbridge, Inc.(a)
1,100,000	2.900		07/15/22	1,066,947
Energy Transfer Partners LP(a)
1,375,000	4.650		06/01/21	1,408,052
775,000	5.200		02/01/22	804,719
1,950,000	4.200		09/15/23	1,965,479
675,000	5.300		04/15/47	653,968
Enterprise Products Operating LLC(a)
215,000	3.350		03/15/23	212,556
85,000	3.750		02/15/25	84,856
1,350,000	5.099	(b)	06/01/67	1,343,287
(3M USD LIBOR + 2.778%)
EQT Midstream Partners LP(a)
2,550,000	4.750		07/15/23	2,587,698
Kinder Morgan Energy Partners LP(a)
4,500,000	3.450		02/15/23	4,413,089
MPLX LP(a)
700,000	4.500		04/15/38	659,747
325,000	4.700		04/15/48	302,866
ONEOK, Inc.(a)
1,575,000	4.550		07/15/28	1,582,858
Plains All American Pipeline LP/PAA Finance Corp.(a)
525,000	3.650		06/01/22	518,579
1,100,000	3.850		10/15/23	1,083,223
650,000	4.500		12/15/26	649,338
Sabine Pass Liquefaction LLC(a)
1,475,000	6.250		03/15/22	1,585,414
1,650,000	5.625		03/01/25	1,759,312
Sunoco Logistics Partners Operations LP(a)
1,250,000	5.400		10/01/47	1,236,460
The Williams Cos., Inc.(a)
785,000	3.600		03/15/22	779,892
1,400,000	3.900		01/15/25	1,369,661
800,000	4.000		09/15/25	787,149
Western Gas Partners LP(a)
900,000	3.950		06/01/25	858,221

				29,797,085

Real Estate Investment Trust – 1.5%
American Campus Communities Operating Partnership LP(a)
2,575,000	3.750		04/15/23	2,544,518
Crown Castle International Corp.(a)
2,150,000	3.150		07/15/23	2,071,899
CubeSmart LP(a)
1,500,000	4.000		11/15/25	1,465,439
Digital Realty Trust LP(a)
1,525,000	2.750		02/01/23	1,456,595

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Duke Realty LP(a)
$975,000	4.000%		09/15/28	$961,174
Healthcare Trust of America Holdings LP(a)
2,275,000	3.700		04/15/23	2,230,556
Kilroy Realty LP
2,375,000	6.625		06/01/20	2,490,237
1,500,000	3.800	(a)	01/15/23	1,487,178
National Retail Properties, Inc.(a)
1,150,000	4.000		11/15/25	1,131,432
Ventas Realty LP(a)
975,000	3.500		02/01/25	930,896

				16,769,924

Retailing(a) – 0.4%
Dollar Tree, Inc.
975,000	4.000		05/15/25	956,351
1,000,000	4.200		05/15/28	971,278
Starbucks Corp.
1,850,000	3.800		08/15/25	1,837,778
Walmart, Inc.
800,000	4.050		06/29/48	801,178

				4,566,585

Semiconductors – 0.7%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,200,000	3.000		01/15/22	1,169,112
775,000	2.650		01/15/23	732,195
2,375,000	3.625		01/15/24	2,307,523
Microchip Technology, Inc.(c)
1,025,000	3.922		06/01/21	1,018,995
NXP BV/NXP Funding LLC(c)
725,000	4.125		06/15/20	729,531
1,975,000	4.125		06/01/21	1,972,867
225,000	4.625		06/01/23	227,250

				8,157,473

Software(a) – 0.4%
Fiserv, Inc.
700,000	3.800		10/01/23	699,827
1,075,000	4.200		10/01/28	1,077,255
Oracle Corp.
1,200,000	3.250		11/15/27	1,154,654
1,000,000	4.000		07/15/46	953,005

				3,884,741

Telecommunication Services – 2.8%
AT&T, Inc.
2,875,000	3.800		03/15/22	2,885,884
2,400,000	3.000	(a)	06/30/22	2,340,571
3,779,000	3.600	(a)	02/17/23	3,754,614
3,100,000	3.400	(a)	05/15/25	2,951,414
100,000	4.125	(a)	02/17/26	98,809
1,975,000	4.250	(a)	03/01/27	1,949,488
100,000	5.450	(a)	03/01/47	99,909
Telefonica Emisiones SAU
1,150,000	4.570		04/27/23	1,182,587

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Verizon Communications, Inc.
6,125,000	3.500	(a)	11/01/24	6,039,810
6,141,000	4.329	(c)	09/21/28	6,173,885
500,000	5.250		03/16/37	533,085
25,000	4.125		08/15/46	22,428
50,000	4.862		08/21/46	49,876
693,000	5.012		04/15/49	707,723
Vodafone Group PLC
2,925,000	3.750		01/16/24	2,891,855

				31,681,938

Transportation(a) – 0.1%
Burlington Northern Santa Fe LLC
800,000	4.050		06/15/48	778,281

Trucking & Leasing(c) – 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,225,000	3.375	(a)	02/01/22	1,207,864
1,425,000	4.250		01/17/23	1,435,176
				2,643,040

TOTAL CORPORATE OBLIGATIONS
(Cost $392,911,612)				$387,721,129

Mortgage-Backed Obligations – 28.2%
Collateralized Mortgage Obligations – 2.7%
Interest Only(b)(d)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X (1 year CMT + 2.912%)
$58,606	0.000%		08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X (1 year CMT + 2.999%)
159,600	0.000		07/25/33	—

				—

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
44,203	27.937		02/16/32	59,518

Sequential Fixed Rate – 0.5%
FHLMC REMIC Series 2755, Class ZA
523,756	5.000		02/15/34	552,707
FHLMC REMIC Series 4273, Class PD
1,166,361	6.500		11/15/43	1,304,537
FNMA REMIC Series 2003-134, Class ME
3,314	4.500		06/25/33	3,315
FNMA REMIC Series 2011-52, Class GB
1,124,038	5.000		06/25/41	1,190,846
FNMA REMIC Series 2011-99, Class DB
1,120,687	5.000		10/25/41	1,183,724
FNMA REMIC Series 2012-111, Class B
179,042	7.000		10/25/42	200,143
FNMA REMIC Series 2012-153, Class B
634,174	7.000		07/25/42	711,608

				5,146,880

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – 2.2%
Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP 2,115,777	1.423%	08/20/56	$2,754,682
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
$400,818	2.557	01/19/36	343,542
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
206,905	2.785	10/25/34	202,600
London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP 4,603,537	1.490	11/15/49	5,987,933
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
$813,312	2.597	12/25/46	1,099,555
Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP 500,789	1.423	08/20/56	653,312
Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
5,258,286	1.423	08/20/56	6,838,218
Sequoia Mortgage Trust Series 2003-4, Class 1A2 (6M USD LIBOR + 0.660%)
$543,886	3.187	07/20/33	539,993
Station Place Securitization Trust Series 2015-2, Class A(c) (1M USD LIBOR + 0.550%)
1,800,000	2.617	07/15/19	1,800,000
Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
GBP 3,313,626	1.636	09/21/49	4,330,763
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7 (1 year CMT + 2.592%)
$28,976	3.421	02/25/33	30,110

			24,580,708

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$29,787,106

Commercial Mortgage-Backed Securities(b)(c) – 0.6%
Sequential Floating Rate – 0.6%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A(1M LIBOR + 0.900%)
$2,300,000	3.070%	09/15/35	$2,299,871
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A(1M LIBOR + 0.830%)
4,300,000	2.988	06/15/35	4,297,374

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$6,597,245

Federal Agencies – 24.9%
Adjustable Rate FNMA(b) – 0.3%
(1 year CMT + 2.220%)
$4,736	4.128%	06/01/33	$4,950
(12M USD LIBOR + 1.663%)
685,009	4.346	07/01/34	713,695

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(12M USD LIBOR + 1.551%)
1,363,345	3.973	09/01/34	1,425,522
(12M USD LIBOR + 1.740%)
1,309,986	3.914	05/01/35	1,378,563
(12M USD LIBOR + 1.233%)
165,890	3.491	06/01/35	170,107

			3,692,837

FHLMC – 2.8%
8	5.000	11/01/18	8
4,985	5.000	06/01/19	5,004
40,823	5.000	05/01/23	42,866
129,187	4.500	10/01/23	133,399
42,480	5.500	10/01/25	45,368
3,298	7.000	06/01/26	3,426
10,576	7.500	12/01/30	10,899
12,062	7.500	01/01/31	12,717
255,276	5.500	03/01/33	275,038
13,027	5.000	10/01/33	13,830
53,663	6.500	10/01/33	59,454
507	5.500	12/01/33	550
17,603	5.500	09/01/34	19,077
1,161	5.500	12/01/34	1,253
1,069	5.500	03/01/35	1,153
2,429	5.000	04/01/35	2,579
19,321	5.000	07/01/35	20,542
18,426	5.500	11/01/35	19,917
105,081	5.000	12/01/35	111,580
249	5.500	02/01/36	270
43,045	5.500	06/01/36	46,497
32,266	5.500	08/01/37	34,960
213,362	5.000	01/01/38	226,568
83,031	5.500	03/01/38	90,157
34,935	5.500	04/01/38	37,933
65,367	5.500	08/01/38	70,977
1,416	5.500	09/01/38	1,538
6,126	6.500	09/01/38	6,829
7,408	5.500	11/01/38	8,085
11,271	5.500	12/01/38	12,174
512,967	5.000	01/01/39	544,101
594,775	7.000	02/01/39	670,632
2,772	5.500	03/01/39	2,971
167,089	5.000	06/01/39	177,450
4,003	5.500	10/01/39	4,347
11,944	5.500	03/01/40	12,977
22,746	4.000	06/01/40	23,206
20,946	5.500	06/01/40	22,744
14,926	5.000	08/01/40	15,832
4,091	4.500	11/01/40	4,264
219,100	4.000	02/01/41	223,300
2,368	5.000	04/01/41	2,520
13,410	5.000	06/01/41	14,224
14,519	4.000	11/01/41	14,799
14,354,355	4.500	08/01/48	14,876,124
13,445,676	4.500	09/01/48	13,892,913

			31,817,052

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – 9.0%
$52,518	5.500%	09/01/23	$54,133
16,560	5.500	10/01/23	17,077
152,745	5.000	02/01/24	157,656
32,320	7.000	08/01/27	35,202
1,153	6.500	09/01/27	1,245
132,313	7.000	03/01/28	144,462
1,913	6.500	05/01/28	2,065
16,951	8.000	02/01/31	19,213
53,015	7.000	03/01/31	56,715
620	5.500	05/01/33	672
21,602	5.000	07/01/33	22,846
32,448	5.000	08/01/33	34,327
1,174	5.000	09/01/33	1,243
6,742	5.500	09/01/33	7,308
1,424	6.500	09/01/33	1,555
13,401	5.000	12/01/33	14,186
372	5.500	12/01/33	402
740	5.500	01/01/34	802
9,127	5.500	02/01/34	9,895
1,576	5.500	04/01/34	1,710
5,915	5.500	05/01/34	6,424
1,857	6.000	07/01/34	2,038
2,166	5.500	08/01/34	2,348
4,462	5.500	10/01/34	4,834
4,012	5.500	11/01/34	4,359
49,896	5.500	12/01/34	54,175
147,076	5.000	04/01/35	155,903
5,656	5.500	04/01/35	6,142
5,044	5.500	07/01/35	5,464
200	5.500	08/01/35	216
765,678	5.000	09/01/35	813,936
13,201	5.500	09/01/35	14,305
909	5.500	12/01/35	987
199	5.500	02/01/36	215
76,160	5.500	03/01/36	82,484
16,153	6.000	03/01/36	17,767
734	5.500	04/01/36	796
3,816	6.000	04/01/36	4,178
83,271	6.000	07/01/36	90,757
183,219	6.000	09/01/36	200,478
1,351	5.500	01/01/37	1,465
2,436	6.000	01/01/37	2,683
693	5.500	02/01/37	751
8,676	6.000	02/01/37	9,623
17,151	6.000	03/01/37	18,792
792	5.500	04/01/37	860
698	5.500	05/01/37	755
359	5.500	06/01/37	391
315	5.500	07/01/37	344
256,489	6.000	07/01/37	280,951
3,670	6.000	08/01/37	4,024
86,717	6.000	09/01/37	95,029
207,556	6.000	10/01/37	227,505
316,523	6.000	11/01/37	347,886
410	5.500	12/01/37	445
746	5.500	02/01/38	816

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
4,090	5.500	03/01/38	4,445
19,679	6.000	03/01/38	21,624
41,682	5.000	04/01/38	44,205
127,995	6.000	04/01/38	140,444
983	5.500	05/01/38	1,068
314,947	6.000	05/01/38	344,047
3,044	5.500	06/01/38	3,323
30,387	6.000	06/01/38	33,314
3,000	5.500	07/01/38	3,260
1,547	5.500	08/01/38	1,682
1,348	5.500	09/01/38	1,465
146,129	6.000	10/01/38	160,256
186,892	6.000	11/01/38	204,821
2,376	5.500	12/01/38	2,570
40,854	5.000	02/01/39	43,244
50,466	6.000	02/01/39	55,345
336,522	7.000	03/01/39	376,296
27,686	4.500	04/01/39	28,976
228,707	6.000	04/01/39	250,646
9,818	4.500	05/01/39	10,275
8,976	5.500	06/01/39	9,755
7,172	4.500	07/01/39	7,507
395,802	5.000	07/01/39	420,270
39,845	4.500	08/01/39	41,702
253,060	6.000	09/01/39	277,438
7,887	5.500	11/01/39	8,571
234,300	6.000	11/01/39	256,922
400,861	4.500	12/01/39	419,542
32,981	6.000	04/01/40	36,168
351,044	5.000	06/01/40	373,114
75,440	5.000	07/01/40	80,183
365,894	6.000	10/01/40	401,112
208,872	5.000	11/01/40	221,784
219,593	6.000	04/01/41	240,657
820,397	4.500	05/01/41	853,813
162,963	6.000	05/01/41	178,313
129,339	4.500	08/01/41	134,659
295,933	5.000	07/01/42	314,538
28,266	3.000	11/01/42	27,281
653,885	3.000	12/01/42	631,028
940,522	3.000	01/01/43	908,337
144,557	3.000	02/01/43	139,611
960,214	3.000	03/01/43	927,358
1,648,636	3.000	04/01/43	1,592,356
1,168,316	3.000	05/01/43	1,128,702
113,241	3.000	06/01/43	109,401
1,011,596	3.000	07/01/43	977,296
1,090,351	5.000	05/01/44	1,150,981
3,834,875	4.500	04/01/45	4,012,388
439,641	4.500	05/01/45	460,266
1,685,202	4.500	06/01/45	1,748,990
248,137	4.000	03/01/46	251,212
170,090	4.000	06/01/46	172,134
42,495	4.000	08/01/46	43,006
280,812	4.000	10/01/46	284,186
520,262	4.000	06/01/47	528,127

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$6,403,304	4.500%	07/01/47		$6,650,752
1,467,425	4.500	11/01/47		1,523,658
607,450	4.000	12/01/47		617,393
2,398,226	4.000	01/01/48		2,437,478
6,274,478	4.000	02/01/48		6,370,566
4,891,947	4.000	03/01/48		4,965,916
980,042	4.000	05/01/48		994,551
3,934,644	4.000	06/01/48		3,999,043
28,691,847	4.500	06/01/48		29,625,454
10,878,141	4.000	07/01/48		11,047,832
984,387	5.000	07/01/48		1,035,101
199,708	5.000	08/01/48		209,997
1,998,157	4.500	09/01/48		2,086,279
1,000,000	5.000	10/01/48		1,051,101
3,000,000	4.000	TBA-30yr	(f)	3,029,062

				99,787,037

GNMA – 12.8%
8,127	6.000	11/15/38		8,971
131,320	5.000	07/15/40		138,832
153,126	5.000	01/15/41		161,886
8,845	4.000	02/20/41		9,071
13,469	4.000	11/20/41		13,812
2,228	4.000	01/20/42		2,284
7,117	4.000	04/20/42		7,296
4,005	4.000	10/20/42		4,105
73,848	4.000	08/20/43		75,683
12,562,182	4.000	10/20/43		12,858,571
7,626	4.000	03/20/44		7,799
9,240	4.000	05/20/44		9,449
640,970	4.000	11/20/44		655,492
42,436	4.000	05/20/45		43,358
6,234,360	4.000	07/20/45		6,369,763
1,410,911	4.000	08/20/45		1,441,554
107,167	4.000	10/20/45		109,494
6,968,750	4.500	05/20/48		7,216,740
25,909,848	4.500	06/20/48		26,831,873
30,921,079	4.500	07/20/48		32,001,725
5,988,302	4.500	08/20/48		6,196,256
47,000,000	4.500	TBA-30yr	(f)	48,567,892

				142,731,906

TOTAL FEDERAL AGENCIES				$278,028,832

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $317,008,580)				$314,413,183

Agency Debentures – 6.7%
FHLB
$6,800,000	2.125%	06/09/23		$6,539,574
3,500,000	3.375	09/08/23		3,554,519
750,000	3.375	12/08/23		762,651
2,400,000	5.000	09/28/29		2,747,818

Agency Debentures – (continued)
FNMA
17,050,000	2.360 (b)	01/30/20		17,008,503
(SOFR + 0.160%)
3,700,000	1.875	09/24/26		3,358,749
4,200,000	6.250	05/15/29		5,290,530
Hashemite Kingdom of Jordan Government AID Bond(g)
7,400,000	2.503	10/30/20		7,336,804
Israel Government AID Bond(g)
7,827,000	5.500	09/18/23		8,676,699
1,200,000	5.500	12/04/23		1,333,608
2,400,000	5.500	04/26/24		2,682,192
4,700,000	5.500	09/18/33		5,806,709
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19		3,508,614
Tennessee Valley Authority
5,400,000	3.875	02/15/21		5,513,508

TOTAL AGENCY DEBENTURES
(Cost $74,460,428)				$74,120,478

Asset-Backed Securities(b) – 9.8%
Collateralized Loan Obligations(c) – 3.7%
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
$5,150,000	3.289%	07/20/26		$5,150,000
Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
5,000,000	3.216	01/27/28		4,984,280
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
5,000,000	3.598	07/15/26		5,000,555
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
2,577,308	3.485	04/18/26		2,577,517
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
6,900,000	3.089	04/15/29		6,835,982
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
3,602,398	3.088	10/15/25		3,589,224
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
7,000,000	3.279	10/20/27		6,992,356
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
6,220,379	3.258	05/01/26		6,216,423

				41,346,337

Other(c) – 0.9%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
5,700,000	3.213	06/15/28		5,714,273
BSPRT Issuer Ltd. Series 2018 FL4, Class A(a) (1M USD LIBOR + 1.050%)
3,100,000	3.184	09/15/35		3,101,933

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Other(c) – (continued)
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
$1,850,000	2.915%		06/25/35	$1,850,649

				10,666,855

Student Loan – 5.2%
Access Group, Inc. Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
3,134,646	2.545		09/26/33	3,075,942
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,559,266	2.765		07/25/56	1,554,479
Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
189,149	2.406		12/28/23	188,804
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
3,526,940	3.415		07/26/66	3,595,569
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c) (1M USD LIBOR + 0.800%)
2,331,636	2.865		10/25/56	2,331,729
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
8,200,000	2.865		04/26/32	8,237,848
Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
2,296,441	3.010		04/25/35	2,298,118
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.000%)
389,757	3.065		02/25/25	390,132
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
4,091,055	3.380		05/25/34	4,116,678
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
7,853,669	3.315		06/25/65	8,052,452
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
3,870,863	3.215		03/25/66	3,934,493
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
1,762,955	2.440		08/23/27	1,761,528
Nelnet Student Loan Trust Series 2006-1, Class A6(c) (3M USD LIBOR + 0.450%)
5,200,000	2.780		08/23/36	5,138,188
Nelnet Student Loan Trust Series 2013-5A, Class A(c) (1M USD LIBOR + 0.630%)
530,424	2.695		01/25/37	530,590
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,820,504	3.260		07/25/41	1,816,600
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
3,777,178	3.215		09/25/65	3,833,260
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
1,259,687	3.109		10/28/41	1,254,940

Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
SLC Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
2,088,667	2.441		09/15/26	2,086,262
SLM Student Loan Trust Series 2004-8A, Class A6(c) (3M USD LIBOR + 0.630%)
2,550,000	2.990		01/25/40	2,557,051
SLM Student Loan Trust Series 2005-3, Class A5 (3M USD LIBOR + 0.090%)
884,598	2.450		10/25/24	884,028

				57,638,691

TOTAL ASSET-BACKED SECURITIES
(Cost $108,509,553)				$109,651,883

Foreign Debt Obligations – 1.9%
Sovereign – 1.9%
Abu Dhabi Government International Bond
$460,000	2.500	%(c)	10/11/22	$442,750
420,000	3.125	(c)	10/11/27	397,425
450,000	4.125		10/11/47	429,750
240,000	4.125	(c)	10/11/47	229,200
Perusahaan Penerbit SBSN Indonesia III
2,030,000	4.550		03/29/26	2,017,312
Qatar Government International Bond(c)
210,000	3.875		04/23/23	211,575
230,000	4.500		04/23/28	236,613
2,210,000	5.103		04/23/48	2,292,875
Republic of Chile(a)
241,000	3.240		02/06/28	230,155
Republic of Indonesia
790,000	3.700	(c)	01/08/22	785,062
200,000	5.875		01/15/24	214,750
EUR 280,000	2.150	(c)	07/18/24	328,751
$420,000	4.125	(c)	01/15/25	414,225
380,000	4.125		01/15/25	374,775
1,380,000	4.350	(c)	01/08/27	1,364,475
510,000	6.750		01/15/44	624,113
380,000	5.250	(c)	01/08/47	389,975
Republic of Kuwait
4,120,000	3.500		03/20/27	4,046,870
Spain Government Bond
EUR 5,660,000	0.350		07/30/23	6,517,725

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $21,588,408)				$21,548,376

Municipal Debt Obligations – 1.3%
California(a) – 0.5%
California State GO Bonds Build America Taxable Series 2009
$950,000	7.500%		04/01/34	$1,313,594
1,650,000	7.550		04/01/39	2,408,307

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
California(a) – (continued)
California State GO Bonds Build America Taxable Series 2010
$1,645,000	7.950%	03/01/36	$1,753,405

			5,475,306

Illinois – 0.3%
Illinois State GO Bonds Build America Series 2010(a)
160,000	6.630	02/01/35	168,704
1,595,000	7.350	07/01/35	1,756,526
Illinois State GO Bonds Taxable-Pension Series 2003
1,170,000	5.100	06/01/33	1,122,907

			3,048,137

New Hampshire(a)(b) – 0.3%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
3,500,000	3.185	10/25/37	3,531,518

Ohio(a) – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270	02/15/50	2,064,004

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,557,136)			$14,118,965

U.S. Treasury Obligations – 19.7%
United States Treasury Bonds
$3,670,000	2.750%	11/15/42	$3,396,446
4,800,000	3.750	11/15/43	5,256,261
3,520,000	3.625	02/15/44	3,781,144
3,830,000	3.125	08/15/44	3,781,670
31,750,000	3.000 (h)	11/15/44	30,646,347
7,700,000	2.875	11/15/46	7,242,314
1,190,000	3.000	05/15/47	1,146,388
11,300,000	2.750	11/15/47	10,347,910
2,200,000	3.000	08/15/48	2,117,653
United States Treasury Notes
7,340,000	1.375	09/30/19	7,248,477
800,000	1.375	03/31/20	783,846
5,880,000	1.125	06/30/21	5,610,828
23,870,000	1.750	05/31/22	22,907,611
52,350,000	2.125	07/31/24	49,959,241
1,010,000	2.375	08/15/24	976,904
11,120,000	2.125	09/30/24	10,597,140
5,590,000	2.125	11/30/24	5,318,749
17,510,000	2.750	06/30/25	17,233,544
8,300,000	3.000	09/30/25	8,291,586
4,570,000	2.250	02/15/27	4,302,118
United States Treasury Strip Coupon(e)
3,200,000	0.000	02/15/36	1,834,250
16,940,000	0.000	02/15/40	8,505,733
8,440,000	0.000	11/15/40	4,132,633
8,440,000	0.000	08/15/41	4,029,770

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $225,700,876)			$219,448,563

Shares	Distribution Rate	Value
Investment Company(i) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
29,262	2.060%	$29,262
(Cost $29,262)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,152,765,855)		$1,141,051,839

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(e) – 3.7%
Commercial Paper – 3.7%
AT&T, Inc.
$900,000	0.000%	12/06/18	$895,541
2,550,000	0.000	10/09/18	2,548,134
5,000,000	0.000	05/28/19	4,904,443
Bell Canada, Inc.
2,500,000	0.000	01/22/19	2,478,806
Electricite de France SA
5,000,000	0.000	10/02/18	4,998,677
Keurig Dr Pepper, Inc.
3,000,000	0.000	11/09/18	2,991,411
Marriott International, Inc.
4,000,000	0.000	11/30/18	3,982,423
5,000,000	0.000	10/30/18	4,989,102
Mondelez International, Inc.
5,250,000	0.000	10/01/18	5,248,961
Suncor Energy, Inc.
4,000,000	0.000	12/20/18	3,976,170
VW Credit, Inc.
4,200,000	0.000	03/20/19	4,144,173

TOTAL SHORT-TERM INVESTMENTS
(Cost $41,160,660)			$41,157,841

TOTAL INVESTMENTS – 106.1%
(Cost $1,193,926,515)			$1,182,209,680

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%			(68,090,015)

NET ASSETS – 100.0%			$1,114,119,665

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $202,007,406, which represents approximately 18.1% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $51,596,954 which represents approximately 4.6% of the Fund’s net assets as of September 30, 2018.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $25,836,012, which represents approximately 2.3% of the Fund’s net assets as of September 30, 2018.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
ICE	—Inter Continental Exchange
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Australia & New Zealand Banking Group	AUD	1,537,808	USD	1,111,451	12/19/18	$854
Barclays Bank PLC	AUD	3,670,046	EUR	2,252,076	12/19/18	21,825
	EUR	1,201,332	GBP	1,070,543	12/19/18	3,542
	JPY	96,906,960	EUR	730,343	12/19/18	4,787
	USD	320,639	EUR	272,064	12/19/18	2,589
	USD	872,202	GBP	654,367	12/19/18	15,935
BoA Securities LLC	AUD	2,403,767	EUR	1,481,676	12/19/18	6,537
	EUR	732,148	GBP	652,696	12/19/18	1,822
	EUR	857,531	SEK	8,833,123	12/19/18	1,444
	JPY	193,465,642	EUR	1,465,504	12/19/18	854
	USD	4,885,095	EUR	4,156,738	12/19/18	25,750
Citibank NA	CAD	2,235,496	NOK	13,892,268	12/19/18	20,852
	CAD	494,221	USD	381,947	12/19/18	1,356
	NOK	41,700,329	EUR	4,335,058	12/19/18	73,900

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Citibank NA (continued)	NZD	678,702	AUD	617,897	12/19/18	$3,164
	NZD	3,494,366	USD	2,297,001	12/19/18	20,344
	SEK	2,921,333	EUR	279,205	12/19/18	4,668
	USD	640,705	EUR	542,612	12/19/18	6,377
	USD	861,269	GBP	653,598	12/19/18	6,008
	USD	862,096	JPY	96,506,005	12/19/18	7,070
	USD	3,001,112	NZD	4,491,134	12/19/18	22,745
	USD	1,045,524	SEK	9,190,291	12/19/18	4,013
CS International (London)	AUD	2,443,378	USD	1,764,698	12/19/18	2,611
	EUR	2,481,258	CHF	2,780,336	12/19/18	45,349
Deutsche Bank AG	AUD	1,231,939	EUR	751,817	12/19/18	12,172
	AUD	615,441	NZD	670,882	12/19/18	245
	EUR	1,488,546	JPY	195,599,114	12/19/18	7,179
	USD	870,296	EUR	737,464	12/19/18	8,180
	USD	1,728,492	GBP	1,314,879	12/19/18	7,917
HSBC Bank PLC	EUR	732,515	GBP	654,151	12/19/18	347
	GBP	1,320,043	EUR	1,465,915	12/19/18	13,635
	USD	8,420,308	EUR	7,177,796	11/21/18	52,096
JPMorgan Securities, Inc.	AUD	14,265,646	USD	10,254,762	12/19/18	63,660
	CAD	1,850,330	USD	1,420,234	12/19/18	14,829
	EUR	2,955,484	USD	3,448,717	12/19/18	6,327
	NOK	9,074,205	EUR	925,608	12/19/18	36,800
	SEK	30,116,905	EUR	2,870,751	12/19/18	57,075
	SEK	7,838,711	USD	872,518	12/19/18	15,821
	USD	1,274,798	AUD	1,753,173	12/19/18	6,718
	USD	3,636,145	EUR	3,081,472	12/19/18	33,817
	USD	913,671	GBP	696,955	12/19/18	1,676
	USD	1,213,166	JPY	134,991,806	12/19/18	17,163
	USD	727,403	NOK	5,890,153	12/19/18	1,139
	USD	346,465	SEK	3,056,221	12/19/18	112
MS & Co. Int. PLC	CAD	1,124,187	EUR	739,393	12/19/18	7,515
	SEK	110,785,448	EUR	10,615,039	12/19/18	145,721
	USD	844,764	AUD	1,157,801	12/19/18	7,320
	USD	1,728,521	EUR	1,468,183	12/19/18	12,174
State Street Bank (London)	CAD	2,080,448	USD	1,589,903	12/19/18	23,633
	EUR	551,177	SEK	5,675,206	12/19/18	1,186
	GBP	1,673,363	USD	2,138,464	11/01/18	45,692
	NOK	14,687,717	CHF	1,691,568	12/19/18	73,831
	NOK	7,260,632	USD	872,840	12/19/18	22,405
	USD	4,373,969	GBP	3,327,209	11/01/18	31,132
	USD	1,724,884	JPY	192,220,621	12/19/18	21,844
UBS AG (London)	EUR	2,260,607	CHF	2,537,653	12/19/18	36,629
	EUR	752,502	JPY	97,000,021	12/19/18	20,293
	NOK	28,876,084	EUR	2,980,237	12/19/18	76,478
	NOK	14,769,238	SEK	15,819,331	12/19/18	28,306
	NZD	13,535,143	USD	8,925,953	12/19/18	50,093
	USD	1,746,403	EUR	1,479,338	12/19/18	17,016
TOTAL						$1,282,572

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Australia & New Zealand Banking Group	NZD	3,903,225	USD	2,599,590	12/19/18	$(11,105)
Barclays Bank PLC	EUR	733,693	NOK	6,998,539	12/19/18	(5,221)
	GBP	649,450	USD	853,301	12/19/18	(3,468)
	JPY	97,460,356	EUR	739,438	12/19/18	(942)
	USD	1,739,523	AUD	2,448,559	12/19/18	(31,534)
	USD	871,169	NZD	1,338,349	12/19/18	(16,379)
BoA Securities LLC	CHF	853,516	EUR	755,668	12/19/18	(6,866)
	EUR	733,657	GBP	657,627	12/19/18	(2,868)
	EUR	740,900	NOK	7,076,931	12/19/18	(6,462)
	EUR	2,231,299	SEK	23,207,329	12/19/18	(21,569)
	EUR	1,466,545	USD	1,733,439	12/19/18	(19,006)
	JPY	195,678,502	EUR	1,495,453	12/19/18	(14,550)
	NOK	4,780,063	CAD	760,586	12/19/18	(501)
	USD	1,744,809	NOK	14,360,739	12/19/18	(25,889)
Citibank NA	AUD	1,187,746	USD	859,377	12/19/18	(274)
	CHF	835,785	USD	862,159	12/19/18	(3,835)
	EUR	1,948,266	NOK	18,596,298	12/19/18	(15,371)
	EUR	555,606	SEK	5,814,180	12/19/18	(9,386)
	JPY	202,995,874	USD	1,819,536	12/19/18	(21,029)
	USD	8,039,533	CAD	10,590,356	12/19/18	(174,042)
	USD	18,628,374	GBP	14,568,190	11/01/18	(386,745)
	USD	558,969	NOK	4,553,368	12/19/18	(2,467)
	USD	563,981	SEK	5,064,386	12/19/18	(9,951)
Deutsche Bank AG	CHF	1,655,739	EUR	1,459,219	12/19/18	(5,480)
	EUR	754,117	GBP	680,601	12/19/18	(9,012)
	EUR	793,316	JPY	104,933,056	12/19/18	(2,279)
	EUR	1,479,151	USD	1,736,230	12/19/18	(7,061)
	JPY	96,615,736	EUR	733,560	12/19/18	(1,555)
	NZD	1,289,143	USD	857,281	12/19/18	(2,366)
	USD	1,721,752	EUR	1,477,378	12/19/18	(5,346)
HSBC Bank PLC	AUD	485,826	NZD	531,012	12/19/18	(749)
	CHF	849,028	EUR	752,284	12/19/18	(7,518)
	EUR	2,216,188	GBP	1,981,261	12/19/18	(1,777)
	EUR	733,804	USD	861,549	12/19/18	(3,711)
	NZD	1,301,411	USD	868,888	12/19/18	(5,837)
	USD	859,658	CAD	1,116,223	12/19/18	(6,052)
JPMorgan Securities, Inc.	CHF	847,049	NOK	7,221,279	12/19/18	(20,502)
	EUR	752,151	NOK	7,243,587	12/19/18	(13,858)
	EUR	1,472,582	USD	1,725,830	12/19/18	(4,339)
	GBP	707,730	USD	928,571	12/19/18	(2,476)
	JPY	286,594,360	USD	2,588,440	12/19/18	(49,265)
	USD	871,085	AUD	1,210,867	12/19/18	(4,741)
	USD	560,636	NOK	4,597,047	12/19/18	(6,186)
MS & Co. Int. PLC	AUD	1,185,891	USD	860,170	12/19/18	(2,409)
	EUR	734,159	USD	862,264	12/19/18	(4,011)
State Street Bank (London)	EUR	752,530	SEK	7,887,150	12/19/18	(14,100)
	EUR	730,891	USD	864,209	12/19/18	(9,777)
	GBP	3,944,514	USD	5,204,710	12/19/18	(43,144)
	JPY	96,718,032	EUR	733,415	12/19/18	(479)
	JPY	96,518,803	USD	859,454	12/19/18	(4,315)
	USD	868,947	AUD	1,223,680	12/19/18	(16,147)
	USD	1,741,237	NZD	2,668,137	12/19/18	(28,181)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
UBS AG (London)	CAD	2,275,003	NZD	2,677,479	12/19/18	$(11,186)
	CHF	1,667,768	EUR	1,471,626	12/19/18	(7,631)
	CHF	827,173	NOK	7,000,361	12/19/18	(13,675)
	EUR	1,499,301	NOK	14,502,840	12/19/18	(35,493)
	EUR	1,731,689	SEK	18,206,784	12/19/18	(38,930)
	JPY	104,960,004	USD	931,033	12/19/18	(1,106)
	USD	1,731,089	AUD	2,434,587	12/19/18	(29,862)
	USD	910,288	NZD	1,380,919	12/19/18	(5,490)
TOTAL						$(1,215,506)

FORWARD SALES CONTRACTS — At September 30, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	10/11/18	$4,000,000	$(3,827,188)
FNMA	4.000	TBA-30yr	11/13/18	3,000,000	(3,025,078)
FNMA	4.500	TBA-30yr	10/11/18	13,000,000	(13,410,313)
FNMA	5.000	TBA-30yr	10/11/18	3,000,000	(3,149,062)
GNMA	4.000	TBA-30yr	10/18/18	8,000,000	(8,133,750)
TOTAL (Proceeds Receivable: $31,621,563)					$(31,545,391)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Italian 10 Year Government Bonds	6	12/06/18	$862,707	$18,172
Japan 10 Year Government Bonds	8	12/13/18	10,567,858	(13,933)
Ultra Long U.S. Treasury Bonds	181	12/19/18	27,924,906	(875,628)
2 Year U.S. Treasury Notes	508	12/31/18	107,053,063	(305,251)
5 Year U.S. Treasury Notes	485	12/31/18	54,551,133	(205,437)
20 Year U.S. Treasury Bonds	140	12/19/18	19,670,000	(488,093)
Total				$(1,870,170)
Short position contracts:
Eurodollars	(40)	06/17/19	(9,701,000)	98,933
Eurodollars	(93)	12/16/19	(22,519,950)	33,126
Eurodollars	(154)	12/14/20	(37,281,475)	70,407
French 10 Year Government Bonds	(11)	12/06/18	(1,929,143)	18,629
Italian 10 Year Government Bonds	(16)	12/06/18	(2,029,516)	4,653
Ultra 10 Year U.S. Treasury Notes	(25)	12/19/18	(3,150,000)	1,516
5 Year German Euro-Bobl	(43)	12/06/18	(6,525,220)	46,861
10 Year German Euro-Bund	(53)	12/06/18	(9,771,250)	77,856
10 Year U.S. Treasury Notes	(200)	12/19/18	(23,756,250)	(26,245)
Total				$325,736
TOTAL FUTURES CONTRACTS				$(1,544,434)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M NIBOR(a)	1.600%(b)	12/19/20	NOK	103,180	(c)	$(7,352)	$(9,447)	$2,095
1.250%(a)	6M GBP	12/19/20	GBP	11,760	(c)	(9,163)	(19,201)	10,038
3M EURO(d)	0.100(b)	01/16/21	EUR	67,800	(c)	(44,933)	(21,654)	(23,279)
3M NIBOR(d)	1.700(b)	01/16/21	NOK	66,670	(c)	15,692	20,236	(4,544)
0.050%(b)	3M STIBOR(d)	01/16/21	SEK	546,330	(c)	89,553	(100,358)	189,911
3M EURO(d)	0.243%(e)	08/10/21	EUR	95,250	(c)	(65,259)	628	(65,887)
6M EURO(a)	0.250(e)	08/24/21		36,380	(c)	(51,735)	(9,123)	(42,612)
6M EURO(a)	0.350(b)	12/16/21		35,480	(c)	42,998	(98,549)	141,547
0.500(b)	3M STIBOR(d)	12/16/21	SEK	365,370	(c)	33,559	115,857	(82,298)
6M CDOR(a)	2.028	07/18/22	CAD	7,590	(c)	(124,474)	(38,725)	(85,749)
6M EURO(a)	0.600(b)	09/28/22	EUR	20,470	(c)	10,557	(555)	11,112
0.500(b)	3M STIBOR(d)	12/19/22	SEK	91,200	(c)	3,613	(50,319)	53,932
1.100(b)	6M GBP	08/01/23	GBP	11,150		64,630	(50,543)	115,173
6M EURO(a)	0.670(b)	08/03/23	EUR	15,760	(c)	(3,833)	26,346	(30,179)
6M EURO(a)	0.750(b)	12/19/23		59,610	(c)	1,022,380	1,215,479	(193,099)
3M LIBOR(d)	2.750(a)	12/19/23		$14,590	(c)	(231,742)	(156,740)	(75,002)
0.750(b)	3M STIBOR(d)	12/19/23	SEK	354,750	(c)	(118,443)	(368,903)	250,460
2.750(a)	6M AUDOR	12/19/23	AUD	20,230	(c)	(165,079)	(161,843)	(3,236)
2.500(a)	6M CDOR	12/19/23	CAD	10,930	(c)	96,866	45,522	51,344
1.500(a)	6M GBP	12/19/23	GBP	10,700	(c)	(12,237)	(62,816)	50,579
6M EURO(a)	1.200(b)	08/24/25	EUR	6,890	(c)	(21,572)	(5,660)	(15,912)
2.000(b)	3M STIBOR(d)	11/02/27	SEK	31,060	(c)	(31,706)	1,524	(33,230)
3M LIBOR(d)	2.750(a)	12/21/27		$5,930	(c)	(96,308)	(100,205)	3,897
2.250(b)	3M STIBOR(d)	12/21/27	SEK	28,610	(c)	(63,129)	(149,580)	86,451
3.500(a)	6M AUDOR	12/21/27	AUD	680	(c)	(6,490)	(9,848)	3,358
6M CHFOR(a)	1.000(b)	06/21/28	CHF	2,420	(c)	(7,968)	(148,521)	140,553
6M CDOR(a)	2.750	06/21/28	CAD	7,350	(c)	(46,670)	(47,834)	1,164
4.000(a)	3M NZDOR(d)	06/21/28	NZD	8,110	(c)	(127,189)	(79,726)	(47,463)
1.500(b)	6M EURO(a)	06/21/28	EUR	4,460	(c)	16,225	(52,564)	68,789
1.900(a)	6M GBP	08/03/28	GBP	3,790	(c)	(6,620)	(6,601)	(19)
6M CHFOR(a)	1.050(b)	08/07/28	CHF	5,980	(c)	(10,984)	(4,286)	(6,698)
6M CDOR(a)	2.750	12/19/28	CAD	5,550	(c)	(37,859)	18,767	(56,626)
1.250(b)	3M STIBOR(d)	12/19/28	SEK	17,240	(c)	12,865	(6,928)	19,793
1.750(a)	6M GBP	12/19/28	GBP	1,960	(c)	(17,465)	(37,164)	19,699
3M LIBOR(d)	2.750(a)	06/16/37		$890	(c)	(28,452)	(28,880)	428
1.750(a)	6M GBP	12/14/37	GBP	5,650	(c)	100,793	(32,995)	133,788
6M GBP(a)	1.750	06/14/38		440	(c)	(7,447)	(10,122)	2,675
2.000(b)	6M EURO(a)	06/14/38	EUR	1,280	(c)	7,306	10,471	(3,165)
1.500(b)	6M EURO(a)	12/19/38		2,970	(c)	2,704	(16,539)	19,243
6M GBP(a)	1.500	06/16/48	GBP	1,060	(c)	(17,591)	(23,647)	6,056
1.750(b)	6M EURO(a)	06/16/48	EUR	1,510	(c)	(7,086)	(596)	(6,490)
2.540(a)	6M CDOR	07/18/48	CAD	1,120		61,820	14,782	47,038
3M LIBOR(d)	3.000(a)	12/15/48		$2,590	(c)	(3,788)	(3,262)	(526)
1.750(b)	6M EURO(a)	12/19/48	EUR	2,800	(c)	(160,721)	(155,986)	(4,735)
1.000(a)	6M JYOR	12/19/48	JPY	441,560	(c)	(15,930)	(61,371)	45,441
TOTAL						$32,336	$(661,479)	$693,815

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.
(d)	Payments made quarterly.
(e)	Payments made at the termination date.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Series 29	(1.000)%	0.591%	06/20/23	EUR	7,430	$(167,497)	$(198,271)	$30,774
iTraxx Europe Series 30	(1.000)	0.716	12/20/23		1,850	(34,735)	(34,197)	(538)
Protection Sold:
CDX.NA.IG Index 30	1.000	0.543	06/20/23		35,950	723,434	592,144	131,290
CDX.NA.IG Index 31	1.000	0.595	12/20/23		2,270	44,170	43,524	646
TOTAL						$565,372	$403,200	$162,172

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date		Value
Foreign Sovereign Debt Obligations – 34.5%
British Pound – 2.0%
	United Kingdom Treasury
GBP	1,450,000	4.500%		09/07/34		$2,596,330
	3,970,000	3.500		01/22/45		6,825,785
	1,270,000	3.500		07/22/68		2,585,144

						12,007,259

Canadian Dollar – 2.5%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21		633,298
	2,600,000	2.850		06/18/25		2,017,438
	2,000,000	4.950		06/18/40		1,989,254
	Canadian Government Bond
	1,760,000	2.750		12/01/48		1,457,980
	Ontario Province of Canada
	1,800,000	4.400		06/02/19		1,415,696
	3,700,000	2.850		06/02/23		2,877,988
	1,700,000	2.600		06/02/25		1,291,732
	2,300,000	4.650		06/02/41		2,180,054
	Quebec Province of Canada
	1,800,000	4.250		12/01/21		1,466,074

						15,329,514

Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19		505,099

Danish Krone – 0.1%
	Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39		799,027

Euro – 8.3%
	French Republic Government Bond OAT(a)
EUR	800,000	1.750		05/25/66		899,285
	Government of France
	1,700,000	4.500		04/25/41		3,146,372
	Ireland Government Bond
	1,030,000	0.900		05/15/28		1,186,375
	Italy Buoni Poliennali Del Tesoro
	380,000	4.250		03/01/20		461,322
	1,910,000	5.500		11/01/22		2,497,513
	1,100,000	0.950		03/01/23		1,209,045
	7,790,000	1.450		11/15/24		8,435,069
	3,680,000	2.800		12/01/28		4,155,595
	1,750,000	2.950	(a)	09/01/38		1,871,079
	970,000	2.800	(a)	03/01/67		935,100
	Kingdom of Belgium(a)
	1,800,000	0.800		06/22/27		2,107,007
	910,000	2.150		06/22/66		1,107,830
	Republic of Austria(a)
	450,000	1.500		11/02/86		477,806
	460,000	2.100		09/20/17	(b)	594,862
	Republic of Indonesia(a)
	650,000	2.625		06/14/23		790,530
	240,000	2.150		07/18/24		281,787
	420,000	3.750		06/14/28		533,967
	Republic of Ireland
EUR	860,000	4.500		04/18/20		1,074,989

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
	Spain Government Bond
EUR	6,060,000	0.350		07/30/23		6,978,341
	2,230,000	3.800	(a)	04/30/24		3,023,186
	1,250,000	2.750	(a)	10/31/24		1,619,535
	1,215,000	5.900	(a)	07/30/26		1,909,534
	1,800,000	1.500	(a)	04/30/27		2,121,971
	1,370,000	1.450	(a)	10/31/27		1,601,344
	1,110,000	3.450	(a)	07/30/66		1,487,481

						50,506,925

Indonesian Rupiah – 0.4%
	Indonesia Treasury Bond
IDR	36,684,000,000	8.750		05/15/31		2,548,543

Israeli Shekel – 0.1%
	Israel Government Bond
ILS	2,430,000	2.000		03/31/27		668,410

Japanese Yen – 14.0%
	Government of Japan
JPY	1,213,450,000	1.300		06/20/20		10,941,662
	436,000,000	2.200		03/20/31		4,743,659
	225,000,000	1.700		09/20/32		2,345,351
	214,000,000	1.400		09/20/34		2,157,422
	2,029,200,000	2.500		09/20/34		23,486,534
	394,000,000	1.400		09/20/45		3,949,883
	181,600,000	2.000		03/20/52		2,081,463
	312,700,000	1.400		03/20/55		3,088,140
	Japan Government Five Year Bond
	1,624,000,000	0.100		09/20/21		14,375,587
	Japanese Government CPI Linked Bond
	815,877,400	0.100		03/10/25		7,446,443
	1,147,380,276	0.100		03/10/26		10,502,337

						85,118,481

Mexican Peso – 0.2%
	United Mexican States
MXN	3,957,000	6.500		06/10/21		205,002
	1,339,300	8.000		12/07/23		72,201
	2,098,900	7.750		11/23/34		108,482
	13,763,300	10.000		11/20/36		865,939
	2,436,600	8.500		11/18/38		134,817
	94,300	8.000		11/07/47		4,950

						1,391,391

Russian Ruble – 0.1%
	Russian Federation Bond
RUB	26,160,000	7.050		01/19/28		365,902

Singapore Dollar – 0.3%
	Singapore Government Bond
SGD	2,150,000	2.750		07/01/23		1,607,132

South African Rand – 0.6%
	Republic of South Africa
ZAR	47,650,000	7.750		02/28/23		3,292,808
	290,000	8.750		01/31/44		18,274

						3,311,082

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – (continued)
South Korean Won – 1.7%
	Inflation Linked Korea Treasury Bond
KRW	11,938,044,224	1.000%		06/10/26	$10,506,504

Swedish Krona – 0.5%
	Sweden Government Bond
SEK	21,290,000	3.500		06/01/22	2,715,137

Thai Baht – 0.6%
	Thailand Government Bond
THB	126,490,000	1.875		06/17/22	3,859,525

United States Dollar – 3.0%
	Abu Dhabi Government International Bond
	$500,000	2.500	(a)	10/11/22	481,250
	790,000	3.125	(a)	10/11/27	747,538
	600,000	4.125	(a)	10/11/47	573,000
	1,370,000	4.125		10/11/47	1,308,350
	Qatar Government International Bond(a)
	1,820,000	5.103		04/23/48	1,888,250
	Republic of Indonesia
	970,000	5.875		01/15/24	1,041,537
	200,000	4.125	(a)	01/15/25	197,250
	4,340,000	4.125		01/15/25	4,280,325
	790,000	3.850	(a)	07/18/27	754,450
	300,000	4.750	(a)	07/18/47	289,125
	Republic of Korea
	660,000	7.125		04/16/19	674,202
	Republic of Kuwait
	6,250,000	3.500		03/20/27	6,139,062

					18,374,339

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $210,325,572)				$209,614,270

Corporate Obligations – 27.5%
Aerospace & Defense(c) – 0.3%
	General Dynamics Corp.
	$400,000	3.375%		05/15/23	$399,915
	Northrop Grumman Corp.
	1,700,000	2.930		01/15/25	1,614,929

					2,014,844

Agriculture – 0.4%
	BAT Capital Corp.(a)(c)
	450,000	3.222		08/15/24	428,912
	900,000	3.557		08/15/27	838,123
	BAT International Finance PLC(a)
	800,000	2.750		06/15/20	791,656
	200,000	3.500		06/15/22	197,944
	Reynolds American, Inc.
	108,000	3.250		06/12/20	107,779
	150,000	4.000		06/12/22	150,926

					2,515,340

Corporate Obligations – (continued)
Banks – 12.7%
	Banco Bilbao Vizcaya Argentaria SA
EUR	600,000	0.750		09/11/22	689,532
	Banco Santander SA
	$600,000	4.379		04/12/28	569,083
	Bank of America Corp.
	1,450,000	4.125		01/22/24	1,473,155
	150,000	3.875		08/01/25	149,100
	2,300,000	3.248	(c)	10/21/27	2,133,339
	650,000	4.183	(c)	11/25/27	634,421
	100,000	6.110		01/29/37	115,005
	900,000	3.499	(c)(d)	05/17/22	899,506
	(3M USD LIBOR + 0.630%)
	Barclays PLC(c)
	900,000	3.684		01/10/23	876,513
	BNP Paribas SA
	1,450,000	3.375	(a)	01/09/25	1,372,653
	1,250,000	3.375		01/09/25	1,183,321
	400,000	4.375	(a)	09/28/25	391,111
	BPCE SA(a)
	950,000	4.000		09/12/23	937,241
	Capital One Financial Corp.(c)
	1,600,000	2.500		05/12/20	1,580,780
	Citigroup, Inc.
	1,300,000	3.200	(c)	10/21/26	1,213,428
	200,000	4.125		07/25/28	193,226
	1,750,000	4.075	(c)(d)	04/23/29	1,717,617
	(3M USD LIBOR + 1.192%)
	Credit Agricole SA(a)
	1,200,000	3.375		01/10/22	1,177,304
	Credit Suisse Group AG(a)(c)(d) (3M USD LIBOR + 1.410%)
	1,600,000	3.869		01/12/29	1,504,523
	Credit Suisse Group Funding Guernsey Ltd.
	650,000	4.550		04/17/26	653,119
	Deutsche Bank AG
	150,000	2.850		05/10/19	149,596
	3,400,000	2.700		07/13/20	3,323,344
	100,000	3.125		01/13/21	97,609
	Dexia Credit Local SA
	3,500,000	1.875	(a)	03/28/19	3,486,008
GBP	5,900,000	1.125		06/15/22	7,570,020
	HSBC Holdings PLC
	$200,000	4.250		08/18/25	196,217
	Intesa Sanpaolo SpA
	900,000	3.875		01/15/19	900,790
	JPMorgan Chase & Co.(c)(d) (3M USD LIBOR + 0.890%)
	2,250,000	3.797		07/23/24	2,246,893
	Kreditanstalt fuer Wiederaufbau(e)
AUD	3,000,000	6.000		08/20/20	2,315,079
EUR	12,260,000	0.000	(f)	12/15/22	14,231,632
	5,800,000	0.375		03/15/23	6,830,862
	3,000,000	0.625		01/07/28	3,446,021
	Morgan Stanley, Inc.
	$50,000	3.875		04/29/24	49,773
	1,700,000	3.700		10/23/24	1,673,830
	300,000	4.000		07/23/25	299,000
	350,000	4.300		01/27/45	337,202
	350,000	3.591	(c)(d)	07/22/28	332,076

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
	(3M USD LIBOR + 1.340%)
	Royal Bank of Scotland Group PLC
	$200,000	3.875%		09/12/23	$194,272
	1,200,000	3.498	(c)(d)	05/15/23	1,162,774
	(3M USD LIBOR + 1.480%)
	900,000	4.519	(c)(d)	06/25/24	897,444
	(3M USD LIBOR + 1.550%)
	1,100,000	4.892	(c)(d)	05/18/29	1,093,236
	(3M USD LIBOR + 1.754%)
	The Huntington National Bank(c)
	1,950,000	3.250		05/14/21	1,938,816
	UBS Group Funding Switzerland AG(a)
	2,400,000	3.000		04/15/21	2,364,395
	Wells Fargo Bank NA(c)
	2,600,000	3.550		08/14/23	2,587,817

					77,188,683

Beverages(c) – 0.3%
	Anheuser-Busch InBev Finance, Inc.
	500,000	4.900		02/01/46	505,660
	Anheuser-Busch InBev Worldwide, Inc.
	700,000	4.600		04/15/48	678,079
	Bacardi Ltd.(a)
	600,000	4.700		05/15/28	595,656

					1,779,395

Biotechnology(c) – 0.1%
	Gilead Sciences, Inc.
	800,000	4.150		03/01/47	757,922

Chemicals – 0.7%
	CNAC HK Finbridge Co. Ltd.
	200,000	4.125		07/19/27	188,979
	LyondellBasell Industries NV(c)
	252,000	5.000		04/15/19	253,262
	Syngenta Finance NV(a)(c)
	750,000	4.441		04/24/23	745,428
	600,000	4.892		04/24/25	588,952
	200,000	5.182		04/24/28	191,343
	200,000	5.676		04/24/48	179,765
	The Sherwin-Williams Co.(c)
	2,300,000	3.450		06/01/27	2,188,759

					4,336,488

Commercial Services(a) – 0.1%
	DP World Ltd.
	270,000	5.625		09/25/48	266,760

Diversified Financial Services – 1.5%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2,550,000	3.750		05/15/19	2,560,046
	1,400,000	3.500	(c)	05/26/22	1,373,586
	2,149,000	4.625		07/01/22	2,192,677
	GE Capital International Funding Co.
	1,100,000	3.373		11/15/25	1,047,168
	Huarong Finance II Co. Ltd.
	570,000	5.000		11/19/25	561,485
	JAB Holdings BV
EUR	200,000	1.625		04/30/25	236,048
	600,000	1.750		06/25/26	700,225

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	Synchrony Financial(c)
	$250,000	3.000		08/15/19	249,491

					8,920,726

Electrical – 0.9%
	Berkshire Hathaway Energy Co.(a)(c)
	1,150,000	4.450		01/15/49	1,146,822
	Exelon Corp.(c)
	600,000	3.950		06/15/25	598,254
	innogy Finance BV
GBP	900,000	6.250		06/03/30	1,526,937
	250,000	6.125		07/06/39	447,539
	Pacific Gas & Electric Co.(a)(c)
	$350,000	4.250		08/01/23	351,802
	200,000	4.650		08/01/28	201,429
	Ruwais Power Co. PJSC(a)
	220,000	6.000		08/31/36	242,825
	Sempra Energy(c)
	700,000	3.400		02/01/28	655,220

					5,170,828

Food & Drug Retailing(c) – 0.1%
	Kraft Heinz Foods Co.
	600,000	2.800		07/02/20	594,881

Healthcare Providers & Services(c) – 0.8%
	Becton Dickinson & Co.
	1,600,000	2.894		06/06/22	1,555,591
	275,000	3.363		06/06/24	265,700
	Halfmoon Parent, Inc.(a)
	2,350,000	3.750		07/15/23	2,342,811
	450,000	4.125		11/15/25	448,718
	500,000	4.900		12/15/48	496,388

					5,109,208

Insurance – 1.2%
	Aviva PLC(c)(d)
EUR	450,000	6.125		07/05/43	608,681
	(5 year EUR Swap + 5.130%)
GBP	450,000	6.125		11/14/36	640,948
	(5 year UK Government Bond + 2.850%)
	300,000	5.902		11/29/49	403,846
	(6M GBP LIBOR + 1.880%)
	AXA SA(c)(d) (3M USD LIBOR + 1.449%)
	$1,750,000	6.463		12/29/49	1,732,500
	Chubb INA Holdings, Inc.(c)
EUR	1,550,000	2.500		03/15/38	1,815,177
	Cloverie PLC for Zurich Insurance Co. Ltd.(c)(d) (3M USD LIBOR + 4.918%)
	$500,000	5.625		06/24/46	514,309
	MetLife, Inc.
	500,000	4.368		09/15/23	518,321
	110,000	3.600		04/10/24	110,389
	NN Group NV(c)(d) (3M Euribor + 3.950%)
EUR	800,000	4.625		04/08/44	1,012,724

					7,356,895

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Internet(c) – 0.2%
	Amazon.com, Inc.
	$1,500,000	3.875%		08/22/37	$1,468,575

Media – 0.7%
	Charter Communications Operating LLC/Charter Communications Operating Capital(c)
	150,000	3.579		07/23/20	150,085
	900,000	4.500		02/01/24	905,516
	2,400,000	4.908		07/23/25	2,437,026
	Comcast Corp.
	300,000	6.400		03/01/40	358,490
	Time Warner Cable LLC
	450,000	5.000		02/01/20	459,436
	100,000	4.125	(c)	02/15/21	100,803

					4,411,356

Mining(a) – 0.2%
	Glencore Funding LLC
	1,400,000	4.125		05/30/23	1,398,292

Multi-National – 0.7%
	European Investment Bank
EUR	3,400,000	0.875		01/14/28	3,983,376

Oil Field Services – 1.0%
	Anadarko Petroleum Corp.
	$50,000	3.450	(c)	07/15/24	48,131
	650,000	6.450		09/15/36	741,701
	BP Capital Markets PLC
	250,000	3.814		02/10/24	252,948
	Cenovus Energy, Inc.(c)
	150,000	4.250		04/15/27	144,998
	Continental Resources, Inc.(c)
	150,000	4.500		04/15/23	152,625
	Devon Energy Corp.(c)
	500,000	3.250		05/15/22	491,214
	200,000	5.600		07/15/41	212,103
	500,000	4.750		05/15/42	477,266
	300,000	5.000		06/15/45	295,514
	Dolphin Energy Ltd. LLC
	114,800	5.888	(a)	06/15/19	116,235
	77,080	5.888		06/15/19	78,043
	Gazprom OAO Via Gaz Capital SA
	240,000	8.625	(g)	04/28/34	297,000
	310,000	7.288		08/16/37	346,425
	Marathon Oil Corp.(c)
	900,000	4.400		07/15/27	899,910
	Petroleos Mexicanos
	32,000	6.375		02/04/21	33,488
EUR	820,000	5.125		03/15/23	1,053,218
	Reliance Industries Ltd.(a)
	$510,000	3.667		11/30/27	468,161
	Valero Energy Corp.(c)
	150,000	4.350		06/01/28	151,092

					6,260,072

Corporate Obligations – (continued)
Pharmaceuticals – 1.4%
	AbbVie, Inc.(c)
	300,000	3.750		11/14/23	298,833
	600,000	4.250		11/14/28	593,216
	750,000	4.450		05/14/46	689,445
	Allergan Funding SCS
	50,000	2.450		06/15/19	49,835
	250,000	3.000	(c)	03/12/20	249,690
	Bayer AG(c)(d) (5 year EUR Swap + 2.176%)
EUR	1,400,000	3.000		07/01/75	1,660,841
	Bayer US Finance II LLC(a)(c)
	$750,000	3.875		12/15/23	744,967
	1,000,000	4.250		12/15/25	993,854
	550,000	4.375		12/15/28	538,861
	CVS Health Corp.(c)
	550,000	2.800		07/20/20	544,894
	950,000	4.300		03/25/28	942,551
	750,000	4.780		03/25/38	746,407
	250,000	5.050		03/25/48	255,711

					8,309,105

Pipelines – 1.4%
	Abu Dhabi Crude Oil Pipeline LLC(a)
	1,260,000	4.600		11/02/47	1,228,500
	Enterprise Products Operating LLC(c)
	700,000	2.850		04/15/21	691,190
	500,000	3.750		02/15/25	499,155
	MPLX LP(c)
	400,000	4.500		04/15/38	376,998
	500,000	4.700		04/15/48	465,948
	Plains All American Pipeline LP/PAA Finance Corp.(c)
	1,050,000	4.500		12/15/26	1,048,931
	50,000	4.700		06/15/44	45,034
	Sabine Pass Liquefaction LLC(c)
	1,500,000	5.625		03/01/25	1,599,375
	Sunoco Logistics Partners Operations LP(c)
	1,050,000	4.000		10/01/27	996,898
	350,000	5.300		04/01/44	335,495
	150,000	5.400		10/01/47	148,375
	The Williams Cos., Inc.(c)
	550,000	3.600		03/15/22	546,421
	450,000	3.900		01/15/25	440,248
	Western Gas Partners LP(c)
	250,000	4.750		08/15/28	245,194

					8,667,762

Real Estate Investment Trust(c) – 0.3%
	American Tower Corp.
	450,000	3.300		02/15/21	447,262
	HCP, Inc.
	100,000	2.625		02/01/20	99,140
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250		08/15/22	196,223
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700		09/17/19	349,115
	400,000	3.750		09/17/24	393,949

					1,485,689

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Retailing(c) – 0.4%
	Dollar Tree, Inc.
	$650,000	4.000%	05/15/25	$637,567
	800,000	4.200	05/15/28	777,023
	Starbucks Corp.
	700,000	4.000	11/15/28	698,029
	550,000	4.500	11/15/48	540,918

				2,653,537

Semiconductors(c) – 0.1%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	500,000	3.000	01/15/22	487,130

Software(c) – 0.6%
	Oracle Corp.
	1,650,000	2.650	07/15/26	1,531,411
	700,000	3.250	11/15/27	673,548
	800,000	3.800	11/15/37	762,137
	650,000	4.000	11/15/47	617,223

				3,584,319

Supranational(e) – 0.2%
	European Financial Stability Facility
EUR	900,000	1.375	05/31/47	993,356

Telecommunication Services – 1.2%
	America Movil SAB de CV
MXN	5,260,000	6.000	06/09/19	275,326
	AT&T, Inc.(c)
	$2,000,000	2.800	02/17/21	1,970,545
	1,450,000	3.200	03/01/22	1,428,494
	250,000	3.000	06/30/22	243,809
	Verizon Communications, Inc.
	1,884,000	4.329 (a)	09/21/28	1,894,089
	650,000	5.012	04/15/49	663,810
	Vodafone Group PLC
	1,050,000	3.750	01/16/24	1,038,102

				7,514,175

	TOTAL CORPORATE OBLIGATIONS
	(Cost $170,812,105)			$167,228,714

Asset-Backed Securities(d) – 19.0%
Collateralized Loan Obligations(a) – 10.7%
	AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
	$4,250,000	3.459%	07/20/26	$4,250,361
	Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
	3,800,000	3.216	01/27/28	3,788,053
	GoldentTree Loan Management US CLO 1 Ltd. Series 2017-1A, Class A (3M USD LIBOR + 1.220%)
	4,650,000	3.579	04/20/29	4,652,544
	Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1 (3M USD LIBOR + 1.150%)
	932,762	3.498	04/15/25	932,772

Asset-Backed Securities(d) – (continued)
Collateralized Loan Obligations(a) – (continued)
	Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.130%)
	4,244,978	3.485	04/18/26	4,245,322
	Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
	3,900,000	3.619	07/20/26	3,900,741
	Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
	5,300,000	3.089	04/15/29	5,250,827
	Oak Hill Credit Partners X Ltd. Series 2014-10A, Class AR (3M USD LIBOR + 1.130%)
	4,650,000	3.489	07/20/26	4,651,446
	OCP CLO Ltd. Series 2016-12A, Class A1 (3M USD LIBOR + 1.570%)
	4,650,000	3.925	10/18/28	4,649,995
	Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R (3M USD LIBOR + 0.900%)
	8,450,000	3.231	05/21/27	8,447,051
	OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
	2,250,000	3.255	10/18/26	2,246,710
	Sound Point CLO XI Ltd. Series 2016-1A, Class A (3M USD LIBOR + 1.650%)
	8,350,000	4.009	07/20/28	8,354,467
	Sound Point CLO XI Ltd. Series 2016-1A, Class B1 (3M USD LIBOR + 2.400%)
	1,700,000	4.759	07/20/28	1,700,920
	Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
	1,000,000	3.528	07/15/26	1,000,116
	Tryon Park CLO Ltd. Series 2013-1A, Class A1SR (3M USD LIBOR + 0.890%)
	3,700,000	3.238	04/15/29	3,683,905
	WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
	2,902,844	3.258	05/01/26	2,900,998

				64,656,228

Home Equity – 0.0%
	GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 1A1
	12,614	6.951	09/25/37	12,713
	GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
	57,742	6.773	09/25/37	58,767

				71,480

Student Loans – 8.3%
	Chase Education Loan Trust Series 2007-A, Class A3 (3M USD LIBOR + 0.070%)
	113,489	2.406	12/28/23	113,282
	ECMC Group Student Loan Trust Series 2017-1A, Class A(a) (1M USD LIBOR + 1.200%)
	6,130,676	3.265	12/27/66	6,213,441
	Education Loan Asset-Backed Trust I Series 2013-1, Class A2(a) (1M USD LIBOR + 0.800%)
	6,750,000	2.865	04/26/32	6,781,155

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(d) – (continued)
Student Loans – (continued)
Educational Services of America, Inc. Series 2010-1, Class A1(a) (3M USD LIBOR + 0.850%)
$285,222	3.210%	07/25/23	$285,661
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
1,459,519	3.065	12/25/56	1,471,201
Higher Education Funding I Series 2014-1, Class A(a) (3M USD LIBOR + 1.050%)
3,363,757	3.380	05/25/34	3,384,824
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
443,153	3.280	02/25/42	444,435
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
2,450,000	3.127	07/20/43	2,478,332
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
6,054,830	3.115	12/27/66	6,136,270
Navient Student Loan Trust Series 2017-5A, Class A(a) (1M USD LIBOR + 0.800%)
6,960,422	2.865	07/26/66	7,027,054
Nelnet Student Loan Trust Series 2006-1, Class A6(a) (3M USD LIBOR + 0.450%)
4,300,000	2.780	08/23/36	4,248,886
Nelnet Student Loan Trust Series 2006-2, Class A7(a) (3M Euribor + 0.580%)
4,050,000	2.940	01/26/37	3,990,995
Nelnet Student Loan Trust Series 2011-1A, Class A(a) (1M USD LIBOR + 0.850%)
229,479	2.915	02/25/48	231,508
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
1,506,624	3.260	07/25/41	1,503,393
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
3,090,418	3.215	09/25/65	3,136,304
Scholar Funding Trust Series 2010-A, Class A(a) (3M USD LIBOR + 0.750%)
747,939	3.109	10/28/41	745,120
SLM Student Loan Trust Series 2004-8A, Class A6(a) (3M USD LIBOR + 0.630%)
2,100,000	2.990	01/25/40	2,105,807

			50,297,668

TOTAL ASSET-BACKED SECURITIES
(Cost $113,958,665)			$115,025,376

Mortgage-Backed Obligations – 17.0%
Collateralized Mortgage Obligations – 4.1%
Interest Only(h) – 0.9%
FHLMC REMIC Series 3852, Class SW(d) (-1x1M LIBOR + 6.000%)
$522,158	3.937%	05/15/41	$68,957
FHLMC REMIC Series 4314, Class SE(d) (-1x1M LIBOR + 6.050%)
415,068	3.987	03/15/44	60,104

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
FHLMC REMIC Series 4320, Class SD(d) (-1x1M LIBOR + 6.100%)
312,865	4.037	07/15/39	38,731
FHLMC REMIC Series 4583, Class ST(d) (-1x1M LIBOR + 6.000%)
1,452,897	3.937	05/15/46	232,335
FHLMC STRIPS Series 304, Class C45
367,259	3.000	12/15/27	30,247
FNMA REMIC Series 2011-124, Class SC(d) (-1x1M LIBOR + 6.550%)
487,787	4.485	12/25/41	76,488
FNMA REMIC Series 2012-5, Class SA(d) (-1x1M LIBOR + 5.950%)
669,923	3.885	02/25/42	90,258
FNMA REMIC Series 2013-121, Class SA(d) (-1x1M LIBOR + 6.100%)
666,354	4.035	12/25/43	83,574
FNMA REMIC Series 2013-130, Class SN(d) (-1x1M LIBOR + 6.650%)
1,327,445	4.585	10/25/42	195,872
FNMA REMIC Series 2014-6, Class SA(d) (-1x1M LIBOR + 6.600%)
527,300	4.535	02/25/44	87,906
FNMA REMIC Series 2014-87, Class MS(d) (-1x1M LIBOR + 6.250%)
1,241,796	4.185	01/25/45	159,971
FNMA REMIC Series 2015-86, Class BS(d) (-1x1M LIBOR + 5.700%)
283,009	3.635	11/25/45	30,827
FNMA REMIC Series 2016-1, Class SJ(d) (-1x1M LIBOR + 6.150%)
1,276,793	4.085	02/25/46	213,063
GNMA REMIC Series 2010-101, Class S(d) (-1x1M LIBOR + 6.000%)
1,023,644	3.923	08/20/40	139,411
GNMA REMIC Series 2010-20, Class SE(d) (-1x1M LIBOR + 6.250%)
762,450	4.173	02/20/40	109,499
GNMA REMIC Series 2010-31, Class SA(d) (-1x1M LIBOR + 5.750%)
439,040	3.673	03/20/40	54,656
GNMA REMIC Series 2013-124, Class CS(d) (-1x1M LIBOR + 6.050%)
812,581	3.973	08/20/43	119,092
GNMA REMIC Series 2013-134, Class DS(d) (-1x1M LIBOR + 6.100%)
166,912	3.935	09/20/43	22,607
GNMA REMIC Series 2013-152, Class SG(d) (-1x1M LIBOR + 6.150%)
300,264	4.073	06/20/43	40,321
GNMA REMIC Series 2013-152, Class TS(d) (-1x1M LIBOR + 6.100%)
310,664	4.023	06/20/43	41,455
GNMA REMIC Series 2013-167, Class SG(d) (-1x1M LIBOR + 6.150%)
151,851	4.073	11/20/43	20,383

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
	GNMA REMIC Series 2013-181, Class SA(d) (-1x1M LIBOR + 6.100%)
	$964,356	4.023%	11/20/43	$133,123
	GNMA REMIC Series 2014-117, Class SJ(d) (-1x1M LIBOR + 5.600%)
	2,336,842	3.435	08/20/44	287,618
	GNMA REMIC Series 2014-132, Class SL(d) (-1x1M LIBOR + 6.100%)
	697,380	3.935	10/20/43	79,934
	GNMA REMIC Series 2014-133, Class BS(d) (-1x1M LIBOR + 5.600%)
	346,308	3.523	09/20/44	39,016
	GNMA REMIC Series 2014-158, Class SA(d) (-1x1M LIBOR + 5.600%)
	1,094,981	3.537	10/16/44	133,137
	GNMA REMIC Series 2014-188, Class IB
	815,976	4.000	12/20/44	140,276
	GNMA REMIC Series 2014-41, Class SA(d) (-1x1M LIBOR + 6.100%)
	199,040	4.023	03/20/44	28,303
	GNMA REMIC Series 2015-110, Class MS(d) (-1x1M LIBOR + 5.710%)
	2,043,145	3.545	08/20/45	239,468
	GNMA REMIC Series 2015-111, Class IM
	977,578	4.000	08/20/45	167,483
	GNMA REMIC Series 2015-117, Class KI
	2,880,527	5.000	08/20/45	647,799
	GNMA REMIC Series 2015-123, Class SP(d) (-1x1M LIBOR + 6.250%)
	497,084	4.085	09/20/45	69,942
	GNMA REMIC Series 2015-126, Class HS(d) (-1x1M LIBOR + 6.200%)
	761,407	4.035	09/20/45	103,977
	GNMA REMIC Series 2015-129, Class IC
	402,029	4.500	09/16/45	84,063
	GNMA REMIC Series 2015-14, Class IO
	1,500,777	5.000	10/20/44	339,113
	GNMA REMIC Series 2015-167, Class AS(d) (-1x1M LIBOR + 6.250%)
	356,613	4.085	11/20/45	49,232
	GNMA REMIC Series 2015-168, Class SD(d) (-1x1M LIBOR + 6.200%)
	233,848	4.035	11/20/45	34,126
	GNMA REMIC Series 2015-57, Class AS(d) (-1x1M LIBOR + 5.600%)
	1,615,859	3.523	04/20/45	188,366
	GNMA REMIC Series 2015-64, Class SG(d) (-1x1M LIBOR + 5.600%)
	1,225,661	3.435	05/20/45	164,293
	GNMA REMIC Series 2016-1, Class ST(d) (-1x1M LIBOR + 6.200%)
	456,248	4.035	01/20/46	62,305
	GNMA REMIC Series 2016-138, Class GI
	1,073,163	4.000	10/20/46	200,387
	GNMA REMIC Series 2016-27, Class IA
	624,386	4.000	06/20/45	100,617

				5,208,335

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 0.2%
	FNMA REMIC Series 2011-52, Class GB
	486,362	5.000	06/25/41	515,270
	FNMA REMIC Series 2011-99, Class DB
	461,459	5.000	10/25/41	487,416
	FNMA REMIC Series 2012-111, Class B
	55,090	7.000	10/25/42	61,582
	FNMA REMIC Series 2012-153, Class B
	223,826	7.000	07/25/42	251,156

				1,315,424

Sequential Floating Rate(d) – 3.0%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
	94,354	3.248	09/25/35	92,998
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
	284,850	2.287	03/20/46	263,259
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	37,797	4.336	04/20/35	37,670
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	973,487	1.423	08/20/56	1,267,453
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	$435,882	4.114	08/19/36	409,715
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	2,336,123	1.490	11/15/49	3,038,652
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
	$673,411	2.748	01/25/46	620,202
	Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP	423,081	1.423	08/20/56	551,936
	Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
	3,721,104	1.423	08/20/56	4,839,165
	Sequoia Mortgage Trust Series 2004-10, Class A3A (6M USD LIBOR + 0.660%)
	$92,235	3.163	11/20/34	90,100
	Station Place Securitization Trust Series 2015-2, Class A(a) (1M USD LIBOR + 0.550%)
	1,400,000	2.617	07/15/19	1,400,000
	Towd Point Mortgage Funding Auburn 11 PLC Series 2017-A11X, Class A1 (3M GBP LIBOR + 0.850%)
GBP	2,594,486	1.473	05/20/45	3,384,693
	Warwick Finance Residential Mortgages No. One PLC Series 1, Class A (3M GBP LIBOR + 1.000%)
	1,807,432	1.636	09/21/49	2,362,234

				18,358,077

				$24,881,836

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 12.9%
FHLMC – 1.1%
$266	5.000%	10/01/18		$266
296	5.000	11/01/18		297
823	5.000	12/01/18		829
568	5.000	01/01/19		571
107	5.000	02/01/19		107
275	5.000	03/01/19		276
3,296	5.000	01/01/33		3,476
519	5.000	06/01/33		551
5,339	5.000	07/01/33		5,668
6,482	5.000	08/01/33		6,882
1,088	5.000	10/01/33		1,155
2,920	5.000	11/01/33		3,100
1,559	5.000	12/01/33		1,655
4,818	5.000	02/01/34		5,116
1,859	5.000	03/01/34		1,977
2,894	5.000	04/01/34		3,077
5,679	5.000	05/01/34		6,030
83,275	5.000	06/01/34		88,428
989	5.000	11/01/34		1,051
21,654	5.000	04/01/35		22,990
2,516	5.000	11/01/35		2,671
7,803	5.000	02/01/37		8,301
562	5.000	11/01/37		593
190,328	7.000	02/01/39		214,602
32,419	5.000	01/01/40		34,463
17,059	4.000	06/01/40		17,404
164,325	4.000	02/01/41		167,475
10,890	4.000	11/01/41		11,100
2,471,018	4.500	08/01/48		2,553,092
3,485,916	4.500	09/01/48		3,601,866

				6,765,069

FNMA – 5.6%
4	5.000	11/01/18		4
138	5.000	03/01/19		139
177	5.000	04/01/19		177
2,064	5.000	08/01/33		2,184
1,314	5.500	02/01/34		1,423
3,032	5.500	05/01/34		3,293
1,424	5.500	10/01/34		1,546
10,486	5.500	12/01/34		11,391
2,921	5.500	04/01/35		3,172
2,540	5.500	07/01/35		2,751
368,265	4.500	07/01/36		383,355
39,690	4.500	12/01/36		41,291
35,768	4.500	05/01/38		37,252
105,163	7.000	03/01/39		117,592
25,781	4.500	05/01/39		26,983
15,891	4.500	06/01/39		16,632
9,670	4.500	08/01/39		10,121
17,089	4.500	09/01/39		17,790
25,156	4.500	10/01/39		26,187
9,799	4.500	03/01/40		10,200
138,750	4.500	04/01/40		144,534
115,484	5.000	06/01/40		122,745

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
9,594	4.500	12/01/40		9,994
153,101	4.500	01/01/41		159,471
41,556	4.500	04/01/41		43,259
72,995	4.500	06/01/41		75,968
56,167	4.500	07/01/41		58,469
51,523	5.000	07/01/41		54,625
84,684	4.500	08/01/41		88,157
266,567	4.500	09/01/41		277,502
223,710	4.500	10/01/41		232,737
177,860	4.500	11/01/41		185,037
105,999	4.500	12/01/41		110,317
106,426	4.500	01/01/42		110,732
25,413	4.500	03/01/42		26,423
48,257	4.500	04/01/42		50,177
107,644	3.000	12/01/42		103,959
269,555	3.000	01/01/43		260,332
324,378	3.000	04/01/43		313,334
842,601	4.500	06/01/45		874,495
7,865,132	4.000	01/01/48		7,981,573
723,076	4.500	05/01/48		746,604
4,941,121	4.500	06/01/48		5,101,901
999,079	4.500	09/01/48		1,043,140
11,000,000	4.000	TBA-30yr	(i)	11,106,562
4,000,000	4.500	TBA-30yr	(i)	4,126,250

				34,121,780

GNMA – 6.2%
6,514,764	4.000	10/20/43		6,668,472
640,970	4.000	11/20/44		655,492
60,718	4.000	05/20/45		62,036
2,926,211	4.000	07/20/45		2,989,765
2,257,457	4.000	08/20/45		2,306,487
1,114,235	4.000	01/20/46		1,138,087
1,993,065	4.500	06/20/48		2,063,990
15,959,114	4.500	07/20/48		16,516,862
998,050	4.500	08/20/48		1,032,709
4,000,000	4.500	TBA-30yr	(i)	4,133,438

				37,567,338

TOTAL FEDERAL AGENCIES				$78,454,187

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $104,952,509)				$103,336,023

Agency Debenture – 0.4%
FHLMC
$1,800,000	6.750%	03/15/31		$2,410,146
(Cost $2,297,962)

Municipal Debt Obligation(c)(d) – 0.5%
Ohio – 0.5%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(3M USD LIBOR + 0.000%)
$2,900,000	3.210%	10/25/37		$2,926,115
(Cost $2,875,351)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Shares		Distribution Rate	Value
Investment Company(j) – 0.9%
Goldman Sachs Financial Square Government Fund — Institutional Shares
5,514,845	2.060%		$5,514,845
(Cost $5,514,845)

TOTAL INVESTMENTS – 99.8%
(Cost $610,737,009)			$606,055,489

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,351,471

NET ASSETS – 100.0%			$607,406,960

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $167,522,213, which represents approximately 27.6% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(b)	Actual maturity date is September 20, 2117.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $27,816,950, which represents approximately 4.6% of the Fund’s net assets as of September 30, 2018.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2018.
(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $19,366,250.00, which represents approximately 3.2% of net assets as of September 30, 2018.
(j)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	RUB	153,808,432	USD	2,253,079	11/21/18	$81,892
	USD	5,604,437	CNH	38,532,651	12/19/18	23,696
	USD	2,086,936	GBP	1,583,220	12/19/18	15,224
	USD	662,132	SEK	5,825,387	12/19/18	1,958
	CNH	1,231,456	USD	178,263	12/19/18	91
	SGD	559,941	USD	410,219	12/19/18	100
	USD	345,887	NOK	2,800,833	12/19/18	541
	AUD	295,211	NZD	321,805	12/19/18	117
	EUR	1,530,935	GBP	1,364,886	12/19/18	3,696
	TWD	88,633,713	USD	2,903,010	10/11/18	9,896
	ARS	952,998	USD	22,690	10/04/18	260
	AUD	8,694,347	USD	6,256,698	12/19/18	31,972
	JPY	138,705,794	EUR	1,048,926	12/19/18	2,685
	USD	9,689,621	EUR	8,224,261	12/19/18	75,228
	USD	22,690	ARS	918,963	10/04/18	559
	CAD	3,103,067	USD	2,372,083	12/19/18	34,566
	EUR	537,911	USD	626,442	11/21/18	680
	EUR	976,374	SEK	10,054,935	12/19/18	1,911
	EUR	223,600	PLN	958,855	12/19/18	777
	IDR	29,282,858,087	USD	1,955,450	10/29/18	892
	EUR	1,405,754	USD	1,640,357	12/19/18	3,010
	EUR	358,922	CZK	9,237,036	12/19/18	1,283
	CZK	9,458,871	USD	427,037	12/19/18	1,317
	NZD	8,437,019	USD	5,560,395	12/19/18	34,748
	PLN	6,196,990	EUR	1,432,826	12/19/18	9,333
	TRY	6,459,380	USD	992,211	12/19/18	23,641
	USD	1,014,972	AUD	1,393,949	12/19/18	6,720
	MXN	15,701,938	USD	808,502	12/19/18	20,111
	USD	2,484,429	JPY	276,491,473	12/19/18	34,765
	NZD	323,457	AUD	294,310	12/19/18	1,629
	ZAR	4,893,627	USD	331,061	12/19/18	11,307
	USD	1,437,918	NZD	2,151,861	12/19/18	10,877
	PLN	1,145,353	USD	309,325	12/19/18	1,983
	KRW	2,834,651,890	USD	2,525,381	10/17/18	30,027
	GBP	632,108	EUR	701,959	12/19/18	6,529
	AUD	3,480,236	EUR	2,136,793	12/19/18	19,301
	COP	5,900,068,194	USD	1,954,174	10/22/18	37,572
	EUR	1,068,025	JPY	139,449,730	12/19/18	13,051
	CAD	533,983	EUR	351,187	12/19/18	3,594
	USD	90,573,977	EUR	77,145,603	11/21/18	634,007
	TWD	12,730,376	USD	415,889	12/14/18	4,637
	EUR	2,429,361	CHF	2,724,356	12/19/18	42,170
	SEK	95,229,421	EUR	9,106,315	12/19/18	146,541
	NOK	49,789,441	EUR	5,136,806	12/19/18	134,030
	USD	551,878	BRL	2,209,555	11/05/18	6,281
	SEK	3,727,337	USD	415,247	12/19/18	7,162
	USD	3,312,717	TWD	100,507,841	10/11/18	9,574
	CAD	1,063,760	NOK	6,610,632	12/19/18	9,922
	USD	439,887	ARS	17,969,398	10/09/18	10,152

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	NOK	3,459,820	USD	415,924	12/19/18	$10,677
	CLP	507,774,839	USD	760,165	10/22/18	12,208
	NOK	7,000,113	SEK	7,497,821	12/19/18	13,416
	KRW	1,421,673,663	USD	1,268,219	10/29/18	13,645
	USD	663,267	CLP	425,087,777	10/05/18	16,966
	USD	2,385,196	GBP	1,814,381	11/01/18	16,977
	CLP	571,414,751	USD	831,074	10/10/18	37,828
	USD	266,727	ARS	10,482,357	10/17/18	18,810
	GBP	837,249	USD	1,072,231	11/01/18	20,587
	USD	11,635,894	KRW	12,874,418,000	10/29/18	27,566
	NOK	6,987,951	CHF	804,795	12/19/18	35,127
	USD	172,937	ARS	5,775,243	10/30/18	38,754
	USD	2,699,755	IDR	39,805,192,644	10/29/18	40,433
	HUF	1,023,142,576	EUR	3,115,917	12/19/18	56,044
	USD	2,398,409	AUD	3,233,978	10/25/18	60,316
	USD	2,865,719	ZAR	38,871,471	10/24/18	125,934
	USD	101,797,103	JPY	11,291,770,359	10/24/18	2,237,509
TOTAL						$4,344,812

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	25,911,104	USD	878,938	10/10/18	$(260,141)
	ARS	52,798,301	USD	1,531,706	10/17/18	(282,979)
	ARS	9,836,338	USD	243,743	10/30/18	(15,203)
	AUD	230,917	NZD	252,395	12/19/18	(356)
	AUD	1,132,827	USD	820,722	12/19/18	(1,342)
	BRL	2,209,555	USD	553,219	10/02/18	(6,196)
	CAD	1,084,387	NZD	1,276,229	12/19/18	(5,332)
	CHF	2,392,397	EUR	2,112,855	12/19/18	(13,076)
	CHF	799,106	NOK	6,787,910	12/19/18	(16,303)
	CHF	397,531	USD	410,076	12/19/18	(1,824)
	CLP	318,876,021	USD	495,226	10/05/18	(10,409)
	CNH	2,819,401	USD	408,780	12/19/18	(441)
	EUR	1,767,981	GBP	1,584,795	12/19/18	(6,954)
	EUR	1,064,950	HUF	345,657,818	12/19/18	(4,588)
	EUR	376,798	JPY	49,839,651	12/19/18	(1,083)
	EUR	2,703,671	NOK	25,929,167	12/19/18	(36,433)
	EUR	3,688,405	SEK	38,480,490	12/19/18	(49,036)
	EUR	7,302,895	USD	8,542,536	11/21/18	(28,478)
	EUR	3,156,161	USD	3,712,337	12/19/18	(22,695)
	GBP	883,294	USD	1,158,548	11/01/18	(5,629)
	GBP	3,057,343	USD	4,029,503	12/19/18	(28,839)
	INR	63,141,336	USD	875,132	10/12/18	(6,496)
	JPY	231,408,805	EUR	1,760,937	12/19/18	(8,345)
	JPY	1,574,342,362	USD	14,193,817	10/24/18	(312,832)
	JPY	328,467,484	USD	2,946,110	12/19/18	(35,947)
	NOK	2,280,436	CAD	362,855	12/19/18	(239)
	NZD	3,114,373	USD	2,074,740	12/19/18	(9,393)
	USD	2,476,465	AUD	3,477,854	12/19/18	(39,087)

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	533,500	BRL	2,209,555	10/02/18	$(13,523)
	USD	410,193	BRL	1,665,570	11/05/18	(1,080)
	USD	14,867,202	CAD	19,508,430	11/08/18	(248,839)
	USD	4,581,256	CAD	6,025,988	12/19/18	(92,326)
	USD	812,784	CLP	558,217,816	10/05/18	(35,927)
	USD	415,106	CLP	284,380,942	10/10/18	(17,328)
	USD	412,880	CLP	280,424,534	10/22/18	(13,671)
	USD	414,125	COP	1,251,060,777	10/22/18	(8,208)
	USD	654,020	DKK	4,279,000	11/08/18	(14,388)
	USD	6,775,201	EUR	5,822,295	11/21/18	(12,704)
	USD	818,939	EUR	702,704	12/19/18	(2,543)
	USD	37,851,983	GBP	29,610,239	11/01/18	(796,759)
	USD	671,377	ILS	2,461,480	10/31/18	(7,072)
	USD	872,970	INR	63,640,547	10/12/18	(2,534)
	USD	2,710,340	KRW	3,031,506,717	10/17/18	(22,529)
	USD	235,728	KRW	263,308,075	10/29/18	(1,686)
	USD	1,872,838	MXN	35,728,988	11/16/18	(21,872)
	USD	904,102	MXN	17,284,402	12/19/18	(8,020)
	USD	1,361,881	NOK	11,178,367	12/19/18	(16,425)
	USD	1,678,413	NZD	2,566,853	12/19/18	(23,837)
	USD	409,842	PLN	1,510,271	12/19/18	(651)
	USD	2,908,007	RUB	197,579,270	11/21/18	(91,450)
	USD	2,738,065	SEK	24,806,314	11/23/18	(65,522)
	USD	266,910	SEK	2,396,769	12/19/18	(4,710)
	USD	1,616,853	SGD	2,210,665	10/25/18	(1,212)
	USD	1,176,498	SGD	1,614,073	12/19/18	(6,277)
	USD	3,854,112	THB	125,613,224	12/14/18	(39,427)
	USD	577,624	TRY	3,791,079	12/19/18	(18,590)
	USD	1,920,426	TWD	58,980,572	10/11/18	(17,943)
	USD	185,211	ZAR	2,785,249	12/19/18	(9,651)
TOTAL						$(2,826,380)

FORWARD SALES CONTRACTS — At September 30, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA (Proceeds Receivable: $13,236,328)	4.000%	TBA-30yr	10/18/18	$13,000,000	$(13,217,344)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3 Year Government Bonds	85	12/17/18	$6,836,455	$(12,476)
Australian 10 Year Government Bonds	41	12/17/18	3,818,798	(25,736)
French 10 Year Government Bonds	43	12/06/18	7,541,197	(50,215)
Italian 10 Year Government Bonds	3	12/06/18	431,353	9,086
Japan 10 Year Government Bonds	17	12/13/18	22,456,698	(29,631)
Ultra Long U.S. Treasury Bonds	253	12/19/18	39,033,156	(1,254,112)
2 Year German Euro-Schatz	243	12/06/18	31,535,669	(33,688)
2 Year U.S. Treasury Notes	93	12/31/18	19,598,297	(53,901)
5 Year U.S. Treasury Notes	273	12/31/18	30,706,102	(26,995)
20 Year U.S. Treasury Bonds	4	12/19/18	562,000	(15,645)
Total				$(1,493,313)
Short position contracts:
Eurodollars	(107)	12/16/19	(25,910,050)	38,112
Eurodollars	(267)	12/14/20	(64,637,362)	128,979
Eurodollars	(68)	06/17/19	(16,491,700)	168,187
Ultra 10 Year U.S. Treasury Notes	(7)	12/19/18	(882,000)	15,155
5 Year German Euro-Bobl	(25)	12/06/18	(3,793,732)	15,344
10 Year German Euro-Bund	(23)	12/06/18	(4,240,354)	13,745
10 Year U.K. Long Gilt	(3)	12/27/18	(472,900)	5,652
10 Year U.S. Treasury Notes	(181)	12/19/18	(21,499,406)	278,825
Total				$663,999
TOTAL FUTURES CONTRACTS				$(829,314)

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Mexico IB TIIE 28D(a)	7.600%	06/17/20	MXN	35,250		$(12,202)	$(1,328)	$(10,874)
6M NIBOR(b)	1.600(c)	12/19/20	NOK	129,910	(d)	(9,257)	(11,895)	2,638
1.250(b)	6M GBP	12/19/20	GBP	13,640	(d)	(10,628)	(22,293)	11,665
3M EURO(e)	0.100(c)	01/16/21	EUR	70,590	(d)	(46,782)	(24,504)	(22,278)
3M NIBOR(e)	1.700(c)	01/16/21	NOK	88,670	(d)	20,870	26,914	(6,044)
0.050(e)	3M STIBOR(c)	01/16/21	SEK	597,920	(d)	98,010	(105,161)	203,171
3M EURO(e)	0.243(f)	08/10/21	EUR	105,150	(d)	(72,041)	694	(72,735)
6M EURO(b)	0.250(f)	08/24/21		48,000	(d)	(68,259)	(87,446)	19,187
6M EURO(b)	0.350(c)	12/16/21		46,900	(d)	56,839	(628,353)	685,192
0.500(c)	3M STIBOR(e)	12/16/21	SEK	366,850	(d)	33,695	(441,962)	475,657
2.028(b)	6M CDOR	07/18/22	CAD	14,470	(d)	(237,304)	(100,490)	(136,814)
6M EURO(b)	0.600(c)	09/28/22	EUR	21,120	(d)	10,893	(570)	11,463
0.500(c)	3M STIBOR	12/19/22	SEK	135,090	(d)	5,352	(74,535)	79,887
1.100(c)	3M GBP(e)	08/01/23	GBP	12,220		70,833	(52,813)	123,646
6M EURO(b)	0.670(c)	08/03/23	EUR	17,540	(d)	(4,267)	29,161	(33,428)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)				Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(b)	0.750%(c)	12/19/23			71,540	(d)	$1,226,993	$1,425,783	$(198,790)
3M LIBOR(e)	2.750(b)	12/19/23	$		20,190	(d)	(320,690)	(221,370)	(99,320)
0.750(c)	3M STIBOR(e)	12/19/23		SEK	396,640	(d)	(132,429)	(412,464)	280,035
2.750(b)	6M AUDOR	12/19/23		AUD	20,690	(d)	(168,832)	(170,566)	1,734
2.500(b)	6M CDOR	12/19/23		CAD	11,550	(d)	102,360	48,104	54,256
1.500(b)	6M GBP	12/19/23		GBP	12,870	(d)	(14,718)	(75,555)	60,837
6M EURO(b)	1.200(c)	08/24/25		EUR	9,070	(d)	(28,398)	(21,389)	(7,009)
6M EURO(b)	1.000(c)	12/19/25			4,040	(d)	91,038	113,538	(22,500)
1.500(b)	6M GBP	12/19/25		GBP	1,480	(d)	9,660	(259)	9,919
2.000(c)	3M STIBOR(e)	11/02/27		SEK	39,690	(d)	(40,516)	(2,118)	(38,398)
3M LIBOR(e)	2.750(b)	12/21/27	$		6,480	(d)	(105,240)	(104,418)	(822)
2.250(b)	3M STIBOR(e)	12/21/27		SEK	34,380	(d)	(75,861)	(178,510)	102,649
3.500(b)	6M AUDOR	12/21/27		AUD	1,710	(d)	(16,322)	(24,765)	8,443
6M CHFOR(b)	1.000(c)	06/21/28		CHF	2,730	(d)	(8,989)	(135,948)	126,959
6M CDOR(b)	2.750	06/21/28		CAD	8,010	(d)	(50,860)	(52,195)	1,335
4.000(b)	3M NZDOR(e)	06/21/28		NZD	9,200	(d)	(144,283)	(74,207)	(70,076)
1.500(b)	6M EURO(b)	06/21/28		EUR	5,050	(d)	18,371	(59,157)	77,528
1.900(b)	6M GBP	08/03/28		GBP	4,330	(d)	(7,564)	(7,330)	(234)
6M CHFOR(b)	1.050(c)	08/07/28		CHF	6,820	(d)	(12,527)	(5,160)	(7,367)
6M CHFOR(b)	0.500(c)	12/19/28			1,280	(d)	(9,774)	6,422	(16,196)
6M EURO(b)	1.250(c)	12/19/28		EUR	3,400	(d)	82,325	104,438	(22,113)
6M GBP(b)	1.750	12/19/28		GBP	1,870	(d)	16,663	34,850	(18,187)
6M CDOR(b)	2.750	12/19/28		CAD	6,420	(d)	(43,793)	21,709	(65,502)
1.250(c)	3M STIBOR(e)	12/19/28		SEK	24,750	(d)	18,469	(9,945)	28,414
1.750(b)	6M GBP	12/19/33		GBP	1,410	(d)	2,555	(17,572)	20,127
2.750(b)	3M LIBOR(e)	06/16/37	$		1,050	(d)	(33,566)	(34,071)	505
1.750(b)	6M GBP	12/14/37		GBP	8,010	(d)	142,894	(50,370)	193,264
1.750(b)	6M GBP	06/14/38			480	(d)	(8,124)	(11,043)	2,919
2.000(c)	6M EURO(e)	06/14/38		EUR	1,380	(d)	7,876	11,627	(3,751)
6M GBP(b)	1.750	12/19/38		GBP	540	(d)	(3,739)	(529)	(3,210)
1.500(c)	6M EURO(b)	12/19/38		EUR	3,920	(d)	3,569	(21,829)	25,398
6M GBP(b)	1.500	06/16/48		GBP	1,160	(d)	(19,251)	(25,878)	6,627
1.750(c)	6M EURO(b)	06/16/48		EUR	1,640	(d)	(7,696)	(647)	(7,049)
2.540(b)	6M CDOR	07/18/48			2,440		134,681	39,517	95,164
3M LIBOR(e)	3.000(b)	12/15/48	$		2,610	(d)	(3,817)	(3,281)	(536)
6M GBP(b)	1.750	12/19/48		GBP	540	(d)	(101)	14,684	(14,785)
1.750(c)	6M EURO(b)	12/19/48		EUR	3,180	(d)	(182,534)	(177,617)	(4,917)
1.000(b)	6M JYOR	12/19/48		JPY	478,930	(d)	(17,279)	(66,565)	49,286
TOTAL							$236,303	$(1,638,667)	$1,874,970

(a)	Payments made monthly.
(b)	Payments made semi-annually.
(c)	Payments made annually.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.
(e)	Payments made quarterly.
(f)	Payments made at the termination date.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.314%	Barclays Bank PLC	12/20/21	460	$(9,905)	$(1,180)	$(8,725)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	Citibank NA	12/20/20	13,280	(229,545)	44,717	(274,262)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Deutsche Bank AG (London)	06/20/21	100	(1,943)	(13)	(1,930)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.440	JPMorgan Securities, Inc.	12/20/22	9,110	(205,424)	(176,199)	(29,225)
TOTAL						$(446,817)	$(132,675)	$(314,142)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Index Series 29	(1.000)%	0.591%	06/20/23	EUR	8,070	$(181,921)	$(222,867)	$40,946
iTraxx Europe Index Series 30	(1.000)	0.716	12/20/23		1,900	(35,673)	(35,121)	(552)
Protection Sold:
CDX.NA.IG Index 30	1.000	0.543	06/20/23		$28,625	576,071	466,748	109,323
CDX.NA.IG Index 31	1.000	0.595	12/20/23		2,340	45,532	44,866	666
TOTAL						$404,009	$253,626	$150,383

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	JPMorgan Securities, Inc.	2.300%	08/07/2020	18,200,000	$18,200,000	$42,635	$50,050	$(7,415)
2Y IRS	Citibank NA	2.250	03/30/2020	13,200,000	13,200,000	19,590	45,692	(26,102)
2Y IRS	MS & Co. Int. PLC	2.450	04/27/2020	13,200,000	13,200,000	29,161	37,714	(8,553)
2Y IRS	MS & Co. Int. PLC	2.450	05/01/2020	11,400,000	11,400,000	25,617	33,407	(7,790)
				56,000,000	$56,000,000	$117,003	$166,863	$(49,860)
Puts
1Y IRS	Citibank NA	2.450%	01/23/2019	7,200,000	$7,200,000	$2,449	$80,800	$(78,351)
1Y IRS	Citibank NA	2.400	01/25/2019	4,500,000	4,500,000	1,250	46,000	(44,750)
1Y IRS	Citibank NA	2.750	02/12/2019	2,300,000	2,300,000	5,386	39,100	(33,714)
1Y IRS	Citibank NA	2.750	02/13/2019	4,300,000	4,300,000	10,244	75,250	(65,006)
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	4,300,000	4,300,000	12,613	71,667	(59,054)
2Y IRS	Citibank NA	2.450	03/26/2020	9,600,000	9,600,000	19,296	38,505	(19,209)
				32,200,000	$32,200,000	$51,238	$351,322	$(300,084)
Total Purchased option contracts				88,200,000	$88,200,000	$168,241	$518,185	$(349,944)
Written option contracts
Calls
2Y IRS	JPMorgan Securities, Inc.	2.420%	08/07/2020	(4,000,000)	$(4,000,000)	$(39,038)	$(50,000)	$10,962
2Y IRS	MS & Co. Int. PLC	2.495	04/27/2020	(2,900,000)	(2,900,000)	(26,224)	(37,700)	11,476
2Y IRS	MS & Co. Int. PLC	2.493	05/01/2020	(2,500,000)	(2,500,000)	(22,772)	(33,333)	10,561
2Y IRS	Citibank NA	2.338	03/30/2020	(2,900,000)	(2,900,000)	(18,177)	(45,675)	27,498
				(12,300,000)	$(12,300,000)	$(106,211)	$(166,708)	$60,497
Puts
1Y IRS	Citibank NA	2.503%	01/23/2019	(3,200,000)	$(3,200,000)	$(2,604)	$(80,800)	$78,196
1Y IRS	Citibank NA	2.449	01/25/2019	(2,000,000)	(2,000,000)	(1,284)	(46,000)	44,716
1Y IRS	Citibank NA	2.790	02/12/2019	(1,000,000)	(1,000,000)	(5,622)	(38,250)	32,628
1Y IRS	Citibank NA	2.799	02/13/2019	(1,900,000)	(1,900,000)	(11,346)	(74,813)	63,467
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/2019	(1,900,000)	(1,900,000)	(13,439)	(71,250)	57,811
2Y IRS	Citibank NA	2.530	03/26/2020	(2,100,000)	(2,100,000)	(18,728)	(38,325)	19,597
				(12,100,000)	(12,100,000)	(53,023)	(349,438)	296,415
Total Written option contracts				(24,400,000)	$(24,400,000)	$(159,234)	$(516,146)	$356,912
TOTAL				63,800,000	$63,800,000	$9,007	2,039	$6,968

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Bank Loans(a) – 1.9%
Aerospace(b) – 0.2%
EnergySolutions LLC (3M LIBOR + 3.750%)
$5,411,438	6.136%		05/09/25	$5,445,259
Verscend Holding Corp. (1M LIBOR + 4.500%)
920,000	6.742		08/27/25	927,286

				6,372,545

Chemicals – 0.1%
Starfruit Finco B.V.
EUR 650,000	3.750	(c)	09/20/25	760,630
(1M LIBOR + 3.250%)
$2,050,000	3.250	(b)	09/20/25	2,057,831

				2,818,461

Food & Beverages(b)(d) – 0.2%
Shearer’s Foods, Inc. (1M LIBOR + 6.750%)
7,145,736	8.992		06/30/22	6,752,721

Media – Broadcasting & Radio(b) – 0.2%
Getty Images, Inc. (1M LIBOR + 3.500%)
6,288,985	5.742		10/18/19	6,238,988

Noncaptive – Financial(b) – 0.4%
Avolon TLB Borrower 1 (US) LLC (1M LIBOR + 2.000%)
14,638,348	4.165		01/15/25	14,681,238

Semiconductors(b) – 0.0%
Microchip Technology, Inc. (1M LIBOR + 2.000%)
1,685,350	4.250		05/29/25	1,685,704

Technology – Software/Services – 0.6%
ION Trading Technologies S.A.R.L.(c)
3,541,080	4.000		11/21/24	3,524,473
MA FinanceCo. LLC(b) (1M LIBOR + 2.500%)
981,750	4.742		06/21/24	978,481
Seattle SpinCo, Inc.(b) (1M LIBOR + 2.500%)
6,630,000	4.742		06/21/24	6,607,922
SS&C Technologies Holdings Europe S.a.r.l.(b) (1M LIBOR + 2.250%)
2,399,592	4.492		04/16/25	2,401,104
SS&C Technologies, Inc.(b) (1M LIBOR + 2.250%)
6,181,867	4.492		04/16/25	6,185,761

				19,697,741

Telecommunications – Satellites(b) – 0.2%
Windstream Corp. (1M LIBOR + 4.000%)
6,384,986	6.160		03/29/21	6,102,961

TOTAL BANK LOANS
(Cost $64,001,519)				$64,350,359

Corporate Obligations – 11.7%
Banks(e) – 0.6%
CIT Group, Inc.
$5,950,000	4.125%		03/09/21	$5,957,437
Popular, Inc.
13,218,000	7.000		07/01/19	13,548,450

				19,505,887

Corporate Obligations – (continued)
Chemicals – 0.6%
CNAC HK Finbridge Co. Ltd.
3,040,000	4.125		07/19/27	2,872,486
14,740,000	5.125		03/14/28	14,864,373
Starfruit Finco B.V./Starfruit US Holdco LLC(e)(f)
2,300,000	8.000		10/01/26	2,328,750

				20,065,609

Commercial Services(f) – 0.3%
DP World Ltd.
4,400,000	5.625		09/25/48	4,347,200
Financial & Risk US Holdings, Inc.(e)
2,750,000	6.250		05/15/26	2,760,313
4,350,000	8.250		11/15/26	4,322,812

				11,430,325

Computers(e) – 0.2%
Western Digital Corp.
6,475,000	4.750		02/15/26	6,248,375

Diversified Financial Services – 0.2%
Huarong Finance II Co. Ltd.
2,090,000	5.500		01/16/25	2,121,809
1,190,000	5.000		11/19/25	1,172,224
Nationstar Mortgage Holdings, Inc.(e)(f)
1,600,000	8.125		07/15/23	1,674,000

				4,968,033

Electrical(e) – 0.3%
Calpine Corp.(f)
4,325,000	5.875		01/15/24	4,346,625
Vistra Energy Corp.
4,135,000	7.375		11/01/22	4,295,231

				8,641,856

Healthcare Providers & Services – 0.5%
Halfmoon Parent, Inc.(e)(f)
13,650,000	4.375		10/15/28	13,571,826
HCA, Inc.
2,975,000	6.500		02/15/20	3,095,488

				16,667,314

Insurance(b)(e) – 0.4%
AXA SA (3M USD LIBOR + 1.449%)
12,550,000	6.463		12/14/49	12,424,500

Iron/Steel – 0.1%
ABJA Investment Co. Pte Ltd.
560,000	5.950		07/31/24	562,100
4,159,000	5.450		01/24/28	3,758,696

				4,320,796

Lodging – 0.2%
MGM Resorts International
5,000,000	8.625		02/01/19	5,062,500

Media – 0.5%
Altice Financing SA(e)(f)
8,500,000	6.625		02/15/23	8,563,750

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
Cablevision Systems Corp.
$1,850,000	8.000%		04/15/20	$1,949,437
DISH DBS Corp.
1,200,000	7.875		09/01/19	1,242,000
4,400,000	5.875		07/15/22	4,290,000
Meredith Corp.(e)(f)
2,000,000	6.875		02/01/26	2,045,000

				18,090,187

Mining(e)(f) – 0.2%
First Quantum Minerals Ltd.
5,950,000	7.250		04/01/23	5,685,820

Oil Field Services – 1.9%
Carrizo Oil & Gas, Inc.(e)
4,182,000	7.500		09/15/20	4,187,228
Laredo Petroleum, Inc.(e)
4,050,000	5.625		01/15/22	4,029,750
Petroleos de Venezuela SA(g)
206,470,000	6.000		10/28/22	34,583,725
Petroleos Mexicanos
EUR 7,630,000	5.125		03/15/23	9,800,064
Reliance Industries Ltd.
$280,000	4.125		01/28/25	273,189
11,260,000	3.667	(f)	11/30/27	10,336,262
Whiting Petroleum Corp.
2,950,000	1.250		04/01/20	2,829,200

				66,039,418

Packaging(e) – 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(f)
4,275,000	6.000		02/15/25	4,189,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
5,087,816	5.750		10/15/20	5,087,816

				9,277,316

Pharmaceuticals(e)(f) – 0.2%
Bausch Health Cos., Inc.
5,900,000	6.500		03/15/22	6,136,000
1,675,000	7.000		03/15/24	1,769,219

				7,905,219

Pipelines(e) – 0.7%
DCP Midstream Operating LP
6,200,000	2.700		04/01/19	6,184,500
Plains All American Pipeline LP/PAA Finance Corp.
7,725,000	3.600		11/01/24	7,434,986
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
10,850,000	4.125		11/15/19	10,850,000

				24,469,486

Real Estate Investment Trust – 0.6%
China Evergrande Group(e)
7,180,000	8.750		06/28/25	6,470,975
Corporacion Geo SA(d)
492,130	8.000		04/13/21	—

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
istar, Inc.(e)
1,517,000	5.000		07/01/19	1,517,000
Kaisa Group Holdings Ltd.(e)
4,810,000	8.500		06/30/22	3,965,653
6,930,000	9.375		06/30/24	5,339,565
Trust F/1401(e)(f)
4,470,000	5.250		12/15/24	4,551,801

				21,844,994

Semiconductors(f) – 0.1%
NXP BV/NXP Funding LLC
3,750,000	4.125		06/01/21	3,745,950

Software(e)(f) – 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
7,000,000	5.750		03/01/25	6,947,500

Telecommunication Services – 3.6%
America Movil SAB de CV
MXN 256,740,000	6.000		06/09/19	13,438,653
Digicel Group Ltd.(e)(f)
$8,150,000	8.250		09/30/20	6,173,625
Digicel Ltd.(e)(f)
7,300,000	6.000		04/15/21	6,752,500
Frontier Communications Corp.
16,107,000	8.125		10/01/18	16,107,000
2,475,000	8.500	(e)(f)	04/01/26	2,338,875
Nokia OYJ
3,500,000	3.375		06/12/22	3,408,125
Sprint Communications, Inc.
7,700,000	9.000	(f)	11/15/18	7,748,125
11,000,000	7.000		08/15/20	11,495,000
Sprint Corp.
13,500,000	7.125		06/15/24	14,006,250
Telecom Italia Capital SA
5,550,000	6.375		11/15/33	5,508,375
5,600,000	7.200		07/18/36	5,859,000
7,450,000	7.721		06/04/38	8,046,000
Wind Tre SpA(e)(f)
11,335,000	5.000		01/20/26	9,705,594
Windstream Services LLC/Windstream Finance Corp.(e)(f)
13,537,000	8.625		10/31/25	12,995,520

				123,582,642

TOTAL CORPORATE OBLIGATIONS
(Cost $443,690,866)				$396,923,727

Mortgage-Backed Obligations – 15.7%
Collateralized Mortgage Obligations – 13.5%
Interest Only(h) – 3.5%
FHLMC REMIC Series 3753, Class SK(b) (-1x1M LIBOR + 6.050%)
$10,152,358	3.987%		11/15/38	$626,943
FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
4,138,099	3.937		05/15/41	546,485

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
FHLMC REMIC Series 4273, Class PS(b) (-1x1M LIBOR + 6.100%)
$32,245,440	4.037%	11/15/43	$3,873,355
FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
10,219,224	4.037	07/15/39	1,265,085
FHLMC REMIC Series 4431, Class ST(b) (-1x1M LIBOR + 6.100%)
15,682,349	4.037	01/15/45	2,228,347
FHLMC REMIC Series 4468, Class SY(b) (-1x1M LIBOR + 6.100%)
11,944,928	4.037	05/15/45	1,694,312
FHLMC STRIPS Series 304, Class C45
24,795,596	3.000	12/15/27	2,042,111
FNMA REMIC Series 2011-100, Class S(b) (-1x1M LIBOR + 6.450%)
10,419,040	4.385	10/25/41	1,458,063
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
8,840,917	4.605	07/25/42	1,405,408
FNMA REMIC Series 2013-121, Class SA(b) (-1x1M LIBOR + 6.100%)
17,325,201	4.035	12/25/43	2,172,920
FNMA REMIC Series 2013-130, Class SN(b) (-1x1M LIBOR + 6.650%)
19,948,166	4.585	10/25/42	2,943,472
FNMA REMIC Series 2014-19, Class MS(b) (-1x1M LIBOR + 6.600%)
16,625,434	4.535	11/25/39	1,081,100
FNMA REMIC Series 2014-87, Class MS(b) (-1x1M LIBOR + 6.250%)
13,093,496	4.185	01/25/45	1,686,733
FNMA REMIC Series 2015-22, Class DS(b) (-1x1M LIBOR + 6.200%)
9,535,025	4.135	04/25/45	1,432,159
FNMA REMIC Series 2015-24, Class SG(b) (-1x1M LIBOR + 5.600%)
16,591,841	3.535	04/25/45	2,072,205
FNMA REMIC Series 2015-34, Class LS(b) (-1x1M LIBOR + 6.100%)
26,560,180	4.035	06/25/45	3,854,002
FNMA REMIC Series 2015-79, Class SE(b) (-1x1M LIBOR + 6.250%)
10,057,339	4.185	11/25/45	1,356,816
FNMA REMIC Series 2015-86, Class BS(b) (-1x1M LIBOR + 5.700%)
19,689,349	3.635	11/25/45	2,144,698
GNMA REMIC Series 2010-1, Class SD(b) (-1x1M LIBOR + 5.790%)
6,101,381	3.713	01/20/40	772,504
GNMA REMIC Series 2010-162, Class SE(b) (-1x1M LIBOR + 6.550%)
10,515,367	4.473	12/20/40	742,047
GNMA REMIC Series 2010-20, Class SC(b) (-1x1M LIBOR + 6.150%)
8,696,159	4.073	02/20/40	1,233,028

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2010-20, Class SD(b) (-1x1M LIBOR + 5.680%)
7,900,239	3.603	02/20/40	954,525
GNMA REMIC Series 2010-31, Class SA(b) (-1x1M LIBOR + 5.750%)
287,647	3.673	03/20/40	35,809
GNMA REMIC Series 2010-35, Class DS(b) (-1x1M LIBOR + 5.680%)
9,523,105	3.603	03/20/40	1,151,482
GNMA REMIC Series 2010-37, Class SG(b) (-1x1M LIBOR + 5.700%)
19,633,646	3.623	03/20/40	2,399,561
GNMA REMIC Series 2010-58, Class AI(b) (-1x1M LIBOR + 5.770%)
3,101,768	3.693	05/20/40	373,424
GNMA REMIC Series 2010-59, Class SA(b) (-1x1M LIBOR + 6.500%)
5,488,214	4.423	05/20/40	835,664
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M LIBOR + 5.940%)
11,628,949	3.863	07/20/40	1,637,763
GNMA REMIC Series 2010-9, Class XD(b) (-1x1M LIBOR + 6.600%)
19,606,834	4.537	01/16/40	3,037,818
GNMA REMIC Series 2010-9, Class YD(b) (-1x1M LIBOR + 6.800%)
26,261,425	4.737	01/16/40	4,341,841
GNMA REMIC Series 2010-90, Class ES(b) (-1x1M LIBOR + 5.950%)
18,488,849	3.873	07/20/40	2,382,826
GNMA REMIC Series 2011-50, Class PS(b) (-1x1M LIBOR + 6.100%)
21,695,009	4.023	02/20/41	2,734,302
GNMA REMIC Series 2013-103, Class DS(b) (-1x1M LIBOR + 6.150%)
11,707,939	4.073	07/20/43	1,623,937
GNMA REMIC Series 2013-111, Class SA(b) (-1x1M LIBOR + 6.700%)
12,437,694	4.623	07/20/43	1,985,531
GNMA REMIC Series 2013-117, Class PS(b) (-1x1M LIBOR + 6.150%)
16,360,745	4.073	04/20/43	1,980,557
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
101,598	4.023	09/20/43	13,761
GNMA REMIC Series 2013-152, Class SJ(b) (-1x1M LIBOR + 6.150%)
18,211,315	4.073	05/20/41	2,476,335
GNMA REMIC Series 2013-152, Class TS(b) (-1x1M LIBOR + 6.100%)
310,664	4.023	06/20/43	41,455
GNMA REMIC Series 2013-167, Class SG(b) (-1x1M LIBOR + 6.150%)
14,943,544	4.073	11/20/43	2,005,909
GNMA REMIC Series 2013-182, Class PI
11,227,570	4.500	12/20/43	2,442,141

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2014-11, Class NI
$8,694,029	4.500%	12/16/42	$1,210,635
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
20,448,158	4.023	10/20/43	2,343,788
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
9,350,327	3.523	09/20/44	1,053,438
GNMA REMIC Series 2014-180, Class PI
10,829,893	4.000	08/20/44	2,013,098
GNMA REMIC Series 2014-3, Class TS(b) (-1x1M LIBOR + 5.550%)
7,221,528	3.473	01/20/44	814,726
GNMA REMIC Series 2014-41, Class SA(b) (-1x1M LIBOR + 6.100%)
21,761,694	4.023	03/20/44	3,094,478
GNMA REMIC Series 2014-5, Class SA(b) (-1x1M LIBOR + 5.550%)
11,288,950	3.473	01/20/44	1,336,626
GNMA REMIC Series 2014-56, Class ST(b) (-1x1M LIBOR + 6.100%)
15,846,632	4.037	12/16/39	2,096,856
GNMA REMIC Series 2014-76, Class SA(b) (-1x1M LIBOR + 5.600%)
24,414,223	3.523	01/20/40	2,877,526
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
14,474,068	3.633	08/20/45	1,696,440
GNMA REMIC Series 2015-111, Class IW
12,265,226	4.000	06/20/45	2,028,402
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M LIBOR + 6.200%)
12,462,034	4.123	08/20/45	1,722,231
GNMA REMIC Series 2015-112, Class SB(b) (-1x1M LIBOR + 5.740%)
24,087,601	3.663	08/20/45	2,853,502
GNMA REMIC Series 2015-123, Class SE(b) (-1x1M LIBOR + 5.720%)
14,868,678	3.643	09/20/45	1,748,045
GNMA REMIC Series 2015-126, Class HS(b) (-1x1M LIBOR + 6.200%)
26,192,556	4.123	09/20/45	3,576,816
GNMA REMIC Series 2015-126, Class LS(b) (-1x1M LIBOR + 6.200%)
8,114,605	4.123	09/20/45	1,121,424
GNMA REMIC Series 2015-129, Class IC
4,020,291	4.500	09/16/45	840,628
GNMA REMIC Series 2015-133, Class SA(b) (-1x1M LIBOR + 5.700%)
4,621,935	3.623	09/20/45	539,516
GNMA REMIC Series 2015-133, Class SB(b) (-1x1M LIBOR + 5.700%)
6,501,366	3.623	09/20/45	751,939
GNMA REMIC Series 2015-144, Class QS(b) (-1x1M LIBOR + 5.700%)
13,123,170	3.623	10/20/45	1,510,036

Mortgage-Backed Obligations – (continued)
Interest Only(h) – (continued)
GNMA REMIC Series 2015-167, Class SA(b) (-1x1M LIBOR + 6.250%)
$14,842,090	4.173%	11/20/45	$2,232,773
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
22,998,927	4.123	11/20/45	3,356,266
GNMA REMIC Series 2015-95, Class GI
36,425,843	4.500	07/16/45	8,036,612
GNMA REMIC Series 2016-6, Class S(b) (-1x1M LIBOR + 5.650%)
16,694,470	3.573	01/20/46	1,942,682

			119,884,917

Regular Floater(b) – 0.2%
FHLMC REMIC Series 3231, Class FB (1M LIBOR + 0.350%)
422,247	2.413	10/15/36	423,654
FHLMC REMIC Series 3314, Class FC (1M LIBOR + 0.400%)
253,640	2.463	12/15/36	254,899
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
359,677	2.663	09/15/37	364,434
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
259,925	2.913	06/15/39	263,251
FHLMC REMIC Series 3827, Class KF (1M LIBOR + 0.370%)
658,563	2.433	03/15/41	660,977
FNMA REMIC Series 2006-45, Class TF (1M LIBOR + 0.400%)
790,496	2.465	06/25/36	794,654
FNMA REMIC Series 2006-76, Class QF (1M LIBOR + 0.400%)
840,236	2.465	08/25/36	844,629
FNMA REMIC Series 2006-79, Class PF (1M LIBOR + 0.400%)
886,822	2.465	08/25/36	889,742
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
1,082,445	2.415	04/25/37	1,085,498
FNMA REMIC Series 2007-75, Class VF (1M LIBOR + 0.450%)
310,790	2.515	08/25/37	313,001
FNMA REMIC Series 2009-84, Class WF (1M LIBOR + 1.100%)
114,915	3.165	10/25/39	117,081

			6,011,820

Sequential Fixed Rate – 0.5%
Banc of America Funding Trust Series 2007-8, Class 2A1
1,392,338	7.000	10/25/37	1,063,808
BCAP LLC Trust Series 2007-AA2, Class 2A7
1,335,549	6.000	04/25/37	1,104,460
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
53,760	5.500	05/25/22	53,163
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
1,671,934	6.000	02/25/36	1,338,175
Countrywide Home Mortgage Pass-Through Trust Series 2007-1, Class A4
954,310	6.000	03/25/37	815,103
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
2,726,801	6.000	07/25/37	2,285,860
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A5
1,450,809	6.000	07/25/37	1,216,204

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
$224,024	5.000%	08/25/35	$222,067
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
494,443	5.500	02/25/36	449,727
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
771,583	6.000	06/25/36	700,554
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
1,488,592	6.500	07/25/36	1,307,663
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
1,219,321	6.000	08/25/36	1,109,854
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
3,597,949	6.000	10/25/37	2,950,913

			14,617,551

Sequential Floating Rate(b) – 9.3%
American Home Mortgage Assets Trust Series 2006-2, Class 2A1 (1M USD LIBOR + 0.190%)
7,082,233	2.255	09/25/46	6,671,577
American Home Mortgage Investment Trust Series 2007-2, Class 11A1 (1M USD LIBOR + 0.230%)
3,952,245	2.525	03/25/47	2,630,405
Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.190%)
16,772,349	2.267	10/20/36	14,795,731
Banc of America Funding Trust Series 2007-2, Class 2A1
51,867	4.628	03/25/37	51,728
Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1 (1M USD LIBOR + 0.200%)
3,237,300	2.265	09/25/47	3,162,783
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(f) (1M LIBOR + 0.200%)
4,171,765	2.265	10/25/36	4,038,435
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(f) (1M USD LIBOR + 0.150%)
19,415,836	2.215	12/25/46	18,875,326
Citigroup Mortgage Loan Trust Series 2006-AR6, Class 2A2 (1M USD LIBOR + 0.160%)
5,252,770	2.225	09/25/36	5,028,649
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
593,330	2.565	07/25/35	512,388
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A (1M USD LIBOR + 0.310%)
4,966,940	2.375	08/25/35	4,313,211
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
787,996	2.865	12/25/35	735,333
Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5 (1M USD LIBOR + 0.500%)
624,871	2.565	05/25/35	571,907
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.170%)
1,280,094	2.235	11/25/36	1,281,439

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.210%)
129,303	2.287	03/20/46	119,502
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
3,816,873	2.565	08/25/37	3,323,406
Countrywide Alternative Loan Trust Series 2007-19, Class 1A11 (1M USD LIBOR + 0.500%)
8,870,140	2.565	08/25/37	5,592,767
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(d)(f) (3M EURIBOR + 2.750%)
EUR 13,675,406	2.750	04/20/20	15,830,204
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A (1M LIBOR + 0.200%)
$2,674,627	2.265	08/25/47	2,578,037
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B (1M LIBOR + 0.220%)
3,338,157	2.285	08/25/47	3,215,679
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 (1M USD LIBOR + 3.300%)
4,930,000	5.365	10/25/27	5,490,981
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 (1M USD LIBOR + 4.650%)
4,852,000	6.715	10/25/28	5,586,389
FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
2,000,000	7.065	12/25/28	2,340,813
GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2 (1M USD LIBOR + 0.260%)
23,446,480	2.325	08/25/46	13,337,559
Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP 5,819,455	1.423	08/20/56	7,576,766
HarborView Mortgage Loan Trust Series 2006-11, Class A1A (1M USD LIBOR + 0.170%)
$3,932,167	2.247	12/19/36	3,505,497
Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.260%)
3,695,715	2.585	06/25/35	3,646,362
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
2,445,950	3.655	11/25/35	2,337,282
JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
4,768,107	3.986	05/25/36	4,168,708
Lehman XS Trust Series 2005-7N, Class 1A1A (1M USD LIBOR + 0.540%)
7,203,010	2.605	12/25/35	7,243,256
Lehman XS Trust Series 2006-14N, Class 1A1A (1M USD LIBOR + 0.190%)
10,673,443	2.255	09/25/46	10,081,310
Lehman XS Trust Series 2007-16N, Class 2A2 (1M LIBOR + 0.850%)
8,468,380	2.915	09/25/47	8,390,462
Lehman XS Trust Series 2007-4N, Class 3A2A (12M MTA + 0.750%)
4,183,534	2.498	03/25/47	4,196,389

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Lehman XS Trust Series 2007-5H, Class 3A4
$4,745,067	3.315%	05/25/37	$3,754,577
London Wall Mortgage Capital PLC Series 2017-FL1, Class A(3M GBP LIBOR + 0.850%)
GBP 16,627,699	1.490	11/15/49	21,628,055
Luminent Mortgage Trust Series 2007-2, Class 2A1 (1M USD LIBOR + 0.230%)
$1,030,306	2.295	05/25/37	978,032
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1 (12M MTA + 0.800%)
6,479,214	2.547	12/25/46	8,690,817
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A (12M MTA + 0.850%)
2,541,601	2.597	12/25/46	3,436,108
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1 (1M USD LIBOR + 0.150%)
2,612,106	2.215	03/25/47	2,493,159
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1 (1M LIBOR + 0.200%)
1,283,071	2.265	05/25/47	1,339,640
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.240%)
1,768,179	2.305	12/25/36	1,601,729
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
3,751,142	4.696	12/25/35	3,478,855
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
3,762,682	2.748	01/25/46	3,465,379
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
3,590,697	5.087	02/25/36	3,109,706
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.270%)
2,029,496	2.335	02/25/46	1,531,892
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1 (12M MTA + 0.800%)
4,176,228	2.548	09/25/46	3,837,021
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.205%)
190,679	2.270	09/25/46	184,714
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A (1M USD LIBOR + 0.190%)
1,423,431	2.255	05/25/47	1,386,746
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
1,696,567	4.290	11/25/35	1,614,991
Ripon Mortgages PLC Series 1X, Class A1 (3M GBP LIBOR + 0.800%)
GBP 2,521,215	1.423	08/20/56	3,289,086
Ripon Mortgages PLC Series 1X, Class A2 (3M GBP LIBOR + 0.800%)
25,721,568	1.423	08/20/56	33,450,001
Station Place Securitization Trust Series 2015-2, Class A(f) (1M USD LIBOR + 0.550%)
$15,350,000	2.617	05/15/18	15,350,000

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1 (1M USD LIBOR + 0.160%)
3,280,666	2.225	12/25/36	3,231,282
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1 (1M USD LIBOR + 0.200%)
2,289,497	2.465	02/25/36	2,030,294
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A (1M USD LIBOR + 0.180%)
4,987,583	2.245	09/25/47	4,902,523
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
12,372,043	6.500	05/25/47	8,830,975
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1 (1M USD LIBOR + 0.680%)
5,536,213	2.745	01/25/45	5,518,937
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1 (1M USD LIBOR + 0.270%)
323,561	2.605	12/25/45	322,491
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A (1M USD LIBOR + 0.540%)
211,935	2.605	07/25/45	212,713
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A (1M USD LIBOR + 0.580%)
749,022	2.645	07/25/45	753,615
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A (1M USD LIBOR + 0.640%)
2,515,242	2.705	07/25/45	2,495,845
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A (COF + 1.250%)
3,799,865	2.139	07/25/47	3,201,472

			317,350,936

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$457,865,224

Commercial Mortgage-Backed Securities – 1.5%
Sequential Fixed Rate – 0.7%
CSMC Trust Series 2014-USA, Class E(f)
$9,050,000	4.373%	09/15/37	$8,102,247
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
13,690,095	2.779	09/25/22	13,594,184
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,556,046

			24,252,477

Sequential Floating Rate(b)(f) – 0.8%
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E
12,450,000	3.912	04/10/28	12,355,203
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
15,900,000	2.988	06/15/35	15,890,288

			28,245,491

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$52,497,968

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 0.7%
FHLMC – 0.0%
$20,037	5.000%	01/01/33	$21,129
1,667	5.000	03/01/33	1,770
9,053	5.000	04/01/33	9,611
1,440	5.000	05/01/33	1,529
5,277	5.000	06/01/33	5,602
32,453	5.000	07/01/33	34,455
45,461	5.000	08/01/33	48,257
5,587	5.000	09/01/33	5,930
9,667	5.000	10/01/33	10,264
17,749	5.000	11/01/33	18,844
11,314	5.000	12/01/33	12,011
10,843	5.000	01/01/34	11,512
32,576	5.000	02/01/34	34,595
13,432	5.000	03/01/34	14,278
22,055	5.000	04/01/34	23,450
37,041	5.000	05/01/34	39,330
506,190	5.000	06/01/34	537,512
7,616	5.000	11/01/34	8,097
131,628	5.000	04/01/35	139,747
15,294	5.000	11/01/35	16,238

			994,161

FNMA – 0.7%
1,691	5.500	02/01/19	1,693
2,298	5.500	03/01/19	2,300
2,279	5.500	04/01/19	2,287
1,663	5.500	05/01/19	1,671
8,240	5.500	06/01/19	8,266
29,642	5.500	07/01/19	29,763
31,499	5.500	08/01/19	31,617
29,422	5.500	09/01/19	29,616
9,363	5.500	10/01/19	9,420
11,299	5.500	11/01/19	11,375
17,456	5.500	12/01/19	17,585
1,706	5.500	01/01/20	1,719
219	5.500	06/01/20	220
175,151	5.500	07/01/20	176,771
1,205,357	3.416	10/01/20	1,213,251
1,017,060	3.619	12/01/20	1,028,312
3,458,935	4.381	06/01/21	3,561,521
2,429	6.000	01/01/24	2,622
43,895	6.000	04/01/24	47,384
139,483	5.500	05/01/25	141,440
5,643	6.000	12/01/32	6,184
514	6.000	01/01/33	560
2,677	6.000	04/01/33	2,933
125,287	6.000	10/01/33	137,999
4,117	6.000	02/01/34	4,512
30,708	6.000	03/01/34	33,635
83,250	6.000	08/01/34	91,425
22,450	6.000	11/01/34	24,634
221,000	6.000	05/01/35	243,118
32,624	6.000	06/01/35	35,836
127,358	6.000	10/01/35	139,523
10,237	6.000	11/01/35	11,222

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
22,728	6.000	12/01/35	24,931
85,488	6.000	02/01/36	93,810
5,064	6.000	05/01/36	5,558
498,481	6.000	08/01/36	545,975
24,810	6.000	09/01/36	27,232
12,208	6.000	10/01/36	13,403
119,523	6.000	11/01/36	131,609
147,439	6.000	12/01/36	161,201
851,546	6.000	01/01/37	931,559
1,364,798	6.000	02/01/37	1,497,319
67,183	6.000	04/01/37	73,668
386,724	6.000	05/01/37	423,138
731,679	6.000	07/01/37	803,698
46,159	4.500	08/01/37	47,869
764,237	6.000	08/01/37	837,198
21,407	6.000	09/01/37	23,485
342,736	6.000	10/01/37	376,424
3,147	6.000	11/01/37	3,461
205,098	6.000	12/01/37	224,969
725,931	6.000	01/01/38	795,475
53,704	5.000	03/01/38	57,171
54,609	6.000	03/01/38	59,936
117,616	6.000	05/01/38	129,171
13,593	6.000	07/01/38	14,995
13,678	6.000	08/01/38	15,042
421,111	6.000	09/01/38	462,305
259,521	6.000	10/01/38	284,593
1,098,539	6.000	11/01/38	1,196,583
3,347,006	6.000	12/01/38	3,628,067
548	6.000	01/01/39	592
11,118	4.500	04/01/39	11,591
4,791	6.000	04/01/39	5,263
80,552	6.000	07/01/39	88,770
16,459	4.000	08/01/39	16,791
9,222	4.000	09/01/39	9,408
56,425	6.000	09/01/39	61,905
44,180	4.500	10/01/39	46,197
507,810	6.000	10/01/39	558,250
159,808	6.000	10/01/40	175,157
7,421	4.500	05/01/41	7,741
848,069	6.000	05/01/41	928,458
27,352	4.500	06/01/41	28,490
85,542	6.000	07/01/41	94,072
36,518	4.500	08/01/41	38,448
8,861	4.500	10/01/41	9,243
295,692	5.000	11/01/41	314,279
7,910	6.000	01/01/42	8,745
3,796	4.500	11/01/42	3,947
44,359	4.500	12/01/43	46,260

			22,393,866

TOTAL FEDERAL AGENCIES			$23,388,027

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $491,147,945)			$533,751,219

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 0.4%
FFCB
$11,000,000	2.850%	02/10/31	$10,211,432
3,000,000	3.020	04/09/31	2,832,036

TOTAL AGENCY DEBENTURES
(Cost $13,276,302)			$13,043,468

Asset-Backed Securities – 42.3%
Collateralized Loan Obligations(b)(f) – 21.6%
ACIS CLO Ltd. Series 2013-1A, Class B (3M USD LIBOR + 1.950%)
$2,067,588	4.305%	04/18/24	$2,067,822
ACIS CLO Ltd. Series 2013-1A, Class C (3M USD LIBOR + 2.950%)
2,220,765	5.305	04/18/24	2,221,242
ACIS CLO Ltd. Series 2014-4A, Class A (3M USD LIBOR + 1.420%)
109,000,000	3.778	05/01/26	109,015,151
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
28,750,000	3.289	07/20/26	28,750,000
Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
9,150,000	3.216	01/27/28	9,121,232
Crown Point CLO Ltd. Series 2015-3A, Class A1AR (3M USD LIBOR + 0.910%)
31,350,000	3.258	12/31/27	31,349,655
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
38,250,000	3.598	07/15/26	38,254,246
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
62,450,000	3.750	07/25/27	62,449,250
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
36,000,000	3.089	04/15/29	35,665,992
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
6,813,814	3.729	11/22/25	6,817,576
OCP CLO Ltd. Series 2014-5A, Class A2R (3M USD LIBOR + 1.400%)
2,950,000	3.762	04/26/31	2,910,688
OCP CLO Ltd. Series 2014-5A, Class BR (3M USD LIBOR + 1.800%)
2,200,000	4.162	04/26/31	2,168,406
OCP CLO Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.820%)
27,800,000	3.182	10/26/27	27,705,814
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
30,550,000	3.203	04/17/27	30,450,774
OCP CLO Ltd. Series 2015-8A, Class A2AR (3M USD LIBOR + 1.450%)
850,000	3.803	04/17/27	847,610

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(f) – (continued)
Octagon Investment Partners 24 Ltd. Series 2015-1A, Class A1R (3M USD LIBOR + 0.900%)
74,550,000	3.231	05/21/27	74,523,982
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
84,050,000	3.255	10/18/26	83,927,119
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
18,118,152	3.088	10/15/25	18,051,893
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
45,100,000	3.279	10/20/27	45,050,751
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
46,550,000	3.528	07/15/26	46,555,400
Zais CLO 1 Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
77,111,170	3.748	04/15/26	77,111,093

			735,015,696

Home Equity – 1.6%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(b) (1M USD LIBOR + 0.260%)
8,919,288	2.325	03/25/37	5,551,040
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(b) (1M USD LIBOR + 0.270%)
16,641,000	2.335	05/25/36	15,226,746
Bayview Financial Mortgage Pass-Through Trust Series 2006-A, Class M3(b) (1M USD LIBOR + 0.650%)
10,095,000	2.715	02/28/41	10,075,525
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(i)
8,909,781	3.712	12/25/35	8,888,617
Lehman XS Trust Series 2007-3, Class 1BA2(b) (6M USD LIBOR + 0.500%)
213,660	3.020	03/25/37	223,752
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A(b) (1M USD LIBOR + 0.170%)
848,076	2.235	11/25/36	330,930
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(b) (1M USD LIBOR + 0.080%)
6,750,828	2.145	09/25/46	2,822,918
Saxon Asset Securities Trust Series 2007-2, Class A2C(b) (1M USD LIBOR + 0.240%)
5,392,508	2.305	05/25/47	4,350,048
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(b) (1M USD LIBOR + 0.975%)
2,881,840	3.040	07/25/34	2,893,655
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(b) (1M USD LIBOR + 0.215%)
4,236,847	2.280	03/25/37	3,466,492
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(b) (1M USD LIBOR + 0.660%)
1,682,112	2.725	10/25/35	1,670,659

			55,500,382

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Other(b)(f) – 0.2%
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
$6,950,000	2.915%		06/25/35	$6,952,438

Student Loan(b) – 18.9%
Academic Loan Funding Trust Series 2012-1A, Class A2(f) (1M USD LIBOR + 1.100%)
42,661,295	3.165		12/27/44	42,979,667
Access Group, Inc. Series 2015-1, Class A(f) (1M USD LIBOR + 0.700%)
24,402,514	2.765		07/25/56	24,327,598
Bank of America Student Loan Trust Series 2010-1A, Class A(f) (3M USD LIBOR + 0.800%)
88,532	3.160		02/25/43	88,921
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(f) (1M USD LIBOR + 1.350%)
40,450,000	3.415		03/25/36	41,149,611
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(f) (1M USD LIBOR + 1.000%)
25,300,000	3.065		04/25/33	25,424,210
GCO Education Loan Funding Trust Series 2006-1, Class A8L (3M USD LIBOR + 0.130%)
398,043	2.460		05/25/25	397,625
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
22,700,000	3.127		07/20/43	22,962,503
Nelnet Student Loan Trust Series 2006-1, Class A6(f) (3M USD LIBOR + 0.450%)
40,900,000	2.780		08/23/36	40,413,822
Nelnet Student Loan Trust Series 2006-2, Class A7(f) (3M Euribor + 0.580%)
28,300,000	2.940		01/25/37	27,887,692
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.950%)
1,567,412	3.258		07/01/24	1,569,591
Scholar Funding Trust Series 2010-A, Class A(f) (3M USD LIBOR + 0.750%)
23,592,893	3.109		10/28/41	23,503,974
SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
7,349,894	2.461		06/15/29	7,312,539
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
1,168,140	2.590		01/25/23	1,168,153
SLM Student Loan Trust Series 2003-7A, Class A5A(f) (3M USD LIBOR + 1.200%)
28,663,976	3.541		12/15/33	29,066,702
SLM Student Loan Trust Series 2004-8A, Class A6(f) (3M USD LIBOR + 0.630%)
20,350,000	2.990		01/25/40	20,406,270
SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
42,670,118	2.480		01/25/27	42,543,865
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
12,535,550	2.500		10/25/28	12,504,453

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
SLM Student Loan Trust Series 2006-10, Class A5A (3M USD LIBOR + 0.100%)
175,711	2.460		04/25/27	175,542
SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
27,309,108	2.450		01/26/26	27,158,094
SLM Student Loan Trust Series 2007-2, Class A4 (3M USD LIBOR + 0.060%)
81,200,000	2.420		07/25/22	79,271,443
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
13,509,309	3.110		04/25/23	13,414,170
SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
14,590,748	3.360		10/25/21	14,650,141
SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
38,090,001	4.010		07/25/22	38,872,305
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
59,539,270	4.060		07/25/23	61,083,356
SLM Student Loan Trust Series 2008-6, Class A4 (3M USD LIBOR + 1.100%)
20,321,291	3.460		07/25/23	20,459,708
SLM Student Loan Trust Series 2008-8, Class A4 (3M USD LIBOR + 1.500%)
13,600,000	3.860		04/25/23	13,863,899
South Texas Higher Education Authority, Inc. Series 2013-1, Class A1 (1M USD LIBOR + 0.600%)
7,427,951	2.682		12/03/29	7,441,173
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
3,251,666	2.490		01/26/26	3,250,396

				643,347,423

TOTAL ASSET-BACKED SECURITIES
(Cost $1,414,317,585)				$1,440,815,939

Foreign Debt Obligations – 13.9%
Sovereign – 13.9%
Dominican Republic
DOP 61,100,000	10.375%		03/04/22	$1,230,246
98,700,000	14.500		02/10/23	2,223,315
$1,604,000	8.625		04/20/27	1,824,550
DOP30,000,000	18.500		02/04/28	813,272
58,700,000	11.375		07/06/29	1,200,333
Japanese Government CPI Linked Bond
JPY 16,342,353,678	0.100		03/10/26	149,586,761
Republic of Argentina
ARS1,673,350,000	42.819	(b)	06/21/20	48,004,675
EUR20,240,000	3.375		01/15/23	20,033,461
16,660,000	5.250		01/15/28	15,390,145
460,000	2.260	(i)	12/31/38	313,774
$4,650,000	2.500	(i)	12/31/38	2,731,875

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
EUR 3,090,000	6.250%	11/09/47	$2,695,219
$33,590,000	6.875	01/11/48	25,738,338
Republic of South Africa
ZAR190,720,000	7.000	02/28/31	11,055,205
73,460,000	8.250	03/31/32	4,663,473
101,925,000	6.250	03/31/36	5,131,117
Republic of Sri Lanka
$4,613,000	6.850	11/03/25	4,589,935
2,000,000	6.825	07/18/26	1,975,000
Republic of Venezuela(g)
120,000	6.000	12/09/20	31,500
Spain Government Bond
EUR 131,890,000	0.350	07/30/23	151,876,804
United Mexican States
MXN352,713,800	6.500	06/10/21	18,273,193
68,477,500	8.000	12/07/23	3,691,567
1,546,000	7.750	11/23/34	79,905
15,377,700	8.500	11/18/38	850,849
2,663,200	8.000	11/07/47	139,787

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $543,590,408)			$474,144,299

Shares		Description				Value
Common Stock(g)(j)(k) – 1.2%
Oil, Gas & Consumable Fuels – 1.2%
7,667,598		Blue Ridge Mountain Resources, Inc.				$40,638,270
(Cost $76,509,670)

Principal Amount		Interest Rate		Maturity Date		Value
Structured Note(f)(l) – 0.3%
Arab Republic of Egypt (Issuer Citibank NA)
$197,000,000		0.000%		11/01/18		$10,675,547
(Cost $10,926,762)

Municipal Debt Obligations – 1.7%
Illinois – 0.5%
Illinois State GO Bonds Build America Series 2010(e)
$4,470,000		7.350%		07/01/35		$4,922,677
Illinois State GO Bonds Taxable-Pension Series 2003
13,800,000		5.100		06/01/33		13,244,550

						18,167,227

Minnesota(b)(e) – 0.2%
Northstar Education Finance, Inc. (Student Loan Asset Backed) Series 2007-1, Class A1 (3M USD LIBOR + 0.000%)
5,735,751		2.435		04/28/30		5,713,428

Municipal Debt Obligations – (continued)
Puerto Rico(e)(g) – 1.0%
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B
	185,000		6.050		08/01/37		151,700
	95,000		6.050		08/01/39		77,900
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C
	2,905,000		6.000		08/01/31		2,382,100
	210,000		6.000		08/01/32		172,200
	2,285,000		6.000		08/01/38		1,873,700
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A
	75,000		6.130		08/01/28		61,500
	1,520,000		6.130		08/01/29		1,246,400
	260,000		6.130		08/01/30		213,200
	255,000		6.130		08/01/37		209,100
	465,000		6.130		08/01/38		381,300
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C
	1,100,000		5.750		08/01/57		924,000
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
	80,000		5.000		08/01/21		67,200
	2,175,000		5.000		08/01/40		1,827,000
	5,960,000		5.250		08/01/40		5,006,400
	3,610,000		5.000		08/01/46		3,032,400
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D
	75,000		4.850		08/01/36		60,750
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	12,920,000		6.750		08/01/32		6,330,800
	6,045,000		5.750		08/01/37		2,962,050
	155,000		6.375		08/01/39		75,950
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	470,000		5.500		08/01/37		230,300
	3,010,000		5.500		08/01/42		1,474,900
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	5,990,000		5.375		08/01/38		2,935,100
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	4,910,000		5.000		08/01/43		2,405,900
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
	2,325,000		5.500		08/01/28		1,139,250

							35,241,100

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $60,585,450)						$59,121,755

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 1.8%
United States Treasury Bonds
$10,000	2.750%	11/15/47	$9,157
5,280,000	3.000 (m)	02/15/48	5,083,003
39,600,000	3.000	08/15/48	38,117,764
United States Treasury Notes(m)
15,000,000	2.250	11/15/24	14,378,633
2,370,000	2.750	02/28/25	2,336,160

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $61,329,984)			$59,924,717

Units	Expiration Date		Value
Warrant(g) – 0.0%
True Religion Warrant (NR/NR)
2,355	10/27/22		$—
True Religion Warrant 2 (NR/NR)
8,897	10/27/22		—

TOTAL WARRANT
(Cost $0)			$—

Shares	Distribution Rate		Value
Investment Company(j) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,942	2.060%		$17,942
(Cost $17,942)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $3,179,394,433)			$3,093,407,242

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 7.3%
Certificates of Deposit(b) – 2.8%
Credit Suisse AG (3M USD LIBOR + 0.320%)
$18,500,000	2.647%	03/08/19	$18,519,132
HSBC Bank USA NA (3M USD LIBOR + 0.090%)
19,000,000	2.425	04/26/19	18,999,928
Standard Chartered Bank (3M USD LIBOR + 0.220%)
9,000,000	2.535	05/16/19	9,003,843
Sumitomo Mitsui Banking Corp.
(3M USD LIBOR + 0.060%)
20,000,000	2.395	10/25/18	20,002,754
(1M USD LIBOR + 0.330%)
9,800,000	2.548	10/26/18	9,802,229
UBS AG London(f) (1M USD LIBOR + 0.300%)
20,000,000	2.386	12/05/18	20,011,360

			96,339,246

Short-term Investments – (continued)
Commercial Paper – 4.5%
AT&T, Inc.(l)
5,100,000	0.000	05/28/19	5,002,532
12,365,000	0.000	06/05/19	12,119,675
Bell Canada, Inc.(l)
10,400,000	0.000	01/22/19	10,311,832
Collateralized Commercial Paper Co. Ltd.(b) (1M USD LIBOR + 0.280%)
10,000,000	2.372	03/01/19	10,008,437
Ford Motor Credit Co. LLC(l)
25,000,000	0.000	02/20/19	24,700,434
Marriott International, Inc.(l)
11,500,000	0.000	11/19/18	11,458,788
Mondelez International, Inc.(l)
2,800,000	0.000	10/02/18	2,799,259
4,000,000	0.000	12/07/18	3,980,268
Nutrien Ltd.(l)
10,250,000	0.000	11/19/18	10,209,003
Schlumberger Holdings Corp.(l)
9,610,000	0.000	03/05/19	9,493,970
3,000,000	0.000	03/06/19	2,963,510
Sempra Energy Holdings(l)
15,656,000	0.000	10/04/18	15,649,753
Suncor Energy, Inc.(l)
5,000,000	0.000	12/20/18	4,970,212
VW Credit, Inc.(l)
7,865,000	0.000	01/07/19	7,807,078
21,360,000	0.000	01/08/19	21,201,075
			152,675,826

TOTAL SHORT-TERM INVESTMENTS
(Cost $249,021,973)			$249,015,072

TOTAL INVESTMENTS – 98.2%
(Cost $3,428,416,406)			$3,342,422,314

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			61,442,298

NET ASSETS – 100.0%			$3,403,864,612

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As Bank Loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,271,381,778, which represents approximately 37.4% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(g)	Security is currently in default and/or non-income producing.
(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(i)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2018.
(j)	Represents an affiliated issuer.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $40,638,270, which represents approximately 1.2% of the Fund’s net assets as of September 30, 2018.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stocks)	05/06/16 – 08/18/16	$76,509,670

(l)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(m)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
COF	—Cost of Funds
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GBP	—British Pound Offered Rate
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NR	—Not Rated
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	17,273,096	USD	411,264	10/04/18	$4,722
	AUD	61,949,332	EUR	38,035,340	12/19/18	343,905
	AUD	5,202,724	NZD	5,671,411	12/19/18	2,073
	AUD	167,922,788	USD	120,839,084	12/19/18	620,408
	CAD	9,397,183	EUR	6,180,284	12/19/18	63,257
	CAD	18,751,775	NOK	116,531,029	12/19/18	174,907
	CAD	65,507,057	USD	50,027,349	12/19/18	778,036
	CLP	10,227,716,918	USD	14,875,310	10/10/18	677,114
	CLP	9,269,454,383	USD	13,876,844	10/22/18	222,850
	CNH	21,860,578	USD	3,164,485	12/19/18	1,615
	COP	106,323,610,979	USD	35,213,360	10/22/18	679,398
	CZK	166,291,560	USD	7,507,520	12/19/18	23,146
	EUR	40,212,482	CHF	45,098,206	12/19/18	695,192
	EUR	6,404,608	CZK	164,825,781	12/19/18	22,882
	EUR	28,312,509	GBP	25,240,307	12/19/18	70,111
	EUR	18,973,377	JPY	2,477,166,789	12/19/18	233,167
	EUR	3,938,955	PLN	16,891,225	12/19/18	13,700
	EUR	33,328,806	SEK	343,260,921	12/19/18	61,527
	EUR	6,788,000	USD	7,909,079	11/21/18	4,691
	EUR	24,687,690	USD	28,807,758	12/19/18	52,855
	GBP	11,152,844	EUR	12,385,282	12/19/18	115,222
	GBP	5,959,242	USD	7,631,763	11/01/18	146,533
	HUF	19,290,795,865	EUR	58,748,922	12/19/18	1,056,665
	IDR	643,842,567,628	USD	42,994,495	10/29/18	19,607
	JPY	2,448,458,548	EUR	18,515,703	12/19/18	47,517
	KRW	51,372,529,528	USD	45,766,221	10/17/18	545,541
	MXN	279,262,846	USD	14,378,618	12/19/18	358,480
	NOK	124,810,873	CHF	14,374,330	12/19/18	627,390
	NOK	915,129,901	EUR	94,470,448	12/19/18	2,398,079
	NOK	125,058,015	SEK	133,949,640	12/19/18	239,681
	NOK	61,752,797	USD	7,423,639	12/19/18	190,562
	NZD	5,700,853	AUD	5,187,149	12/19/18	28,718
	NZD	172,764,571	USD	113,869,452	12/19/18	702,132
	PLN	110,237,112	EUR	25,487,882	12/19/18	166,489
	PLN	20,830,800	USD	5,625,765	12/19/18	36,066
	RUB	2,771,534,464	USD	40,593,353	11/21/18	1,481,384
	SEK	1,930,054,184	EUR	184,550,343	12/19/18	2,983,018
	SEK	66,175,944	USD	7,372,378	12/19/18	127,155
	SGD	9,869,983	USD	7,230,852	12/19/18	1,763
	TRY	114,653,065	USD	17,611,753	12/19/18	419,480
	TWD	1,847,541,121	USD	60,512,992	10/11/18	205,592
	TWD	227,218,860	USD	7,423,027	12/14/18	82,757
	USD	411,264	ARS	16,656,199	10/04/18	10,136
	USD	7,900,039	ARS	322,716,594	10/09/18	182,319
	USD	40,722,306	ARS	1,621,966,747	10/17/18	2,361,338
	USD	3,146,842	ARS	105,088,800	10/30/18	705,191
	USD	17,901,802	AUD	24,585,998	12/19/18	118,612
	USD	10,033,072	BRL	40,169,409	11/05/18	114,189
	USD	11,655,436	CLP	7,469,968,864	10/05/18	298,141

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	109,803,715	CNH	754,859,407	12/19/18	$476,316
	USD	224,234,736	EUR	190,988,426	11/21/18	1,571,449
	USD	189,791,298	EUR	161,086,163	12/19/18	1,476,991
	USD	36,882,399	GBP	27,980,526	12/19/18	268,691
	USD	156,612,702	JPY	17,372,151,256	10/24/18	3,442,361
	USD	32,963,154	JPY	3,674,697,905	12/19/18	405,993
	USD	6,128,176	NOK	49,623,002	12/19/18	9,594
	USD	25,337,961	NZD	37,918,495	12/19/18	191,706
	USD	11,725,993	SEK	103,164,668	12/19/18	34,631
	USD	66,064,408	TWD	2,004,394,142	10/11/18	190,922
	USD	35,487,730	ZAR	481,366,211	10/24/18	1,559,505
	ZAR	163,924,394	USD	10,931,278	10/24/18	622,635
	ZAR	86,598,890	USD	5,858,093	12/19/18	200,535
TOTAL						$30,966,642

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	739,004,749	USD	19,213,155	10/17/18	$(1,735,026)
	ARS	174,083,220	USD	4,313,719	10/30/18	(269,037)
	AUD	4,098,529	NZD	4,479,733	12/19/18	(6,317)
	AUD	19,970,944	USD	14,468,752	12/19/18	(23,657)
	BRL	40,169,409	USD	10,057,438	10/02/18	(112,634)
	CAD	19,393,193	NZD	22,824,087	12/19/18	(95,357)
	CHF	42,509,941	EUR	37,543,227	12/19/18	(232,817)
	CHF	14,161,877	NOK	120,298,503	12/19/18	(289,192)
	CHF	7,007,216	USD	7,228,331	12/19/18	(32,155)
	CLP	5,429,668,721	USD	8,432,472	10/05/18	(177,237)
	CNH	49,942,699	USD	7,241,095	12/19/18	(7,820)
	EUR	31,313,679	GBP	28,069,604	12/19/18	(123,690)
	EUR	27,366,072	HUF	8,889,192,960	12/19/18	(142,530)
	EUR	6,643,885	JPY	878,796,583	12/19/18	(19,089)
	EUR	55,070,888	NOK	528,694,625	12/19/18	(809,309)
	EUR	71,598,935	SEK	746,656,090	12/19/18	(915,247)
	EUR	55,620,631	USD	65,422,121	12/19/18	(400,020)
	GBP	59,303,744	USD	78,161,338	12/19/18	(559,867)
	INR	1,124,062,944	USD	15,579,284	10/12/18	(115,539)
	JPY	4,088,313,632	EUR	31,110,889	12/19/18	(147,795)
	JPY	600,766,164	USD	5,471,060	10/24/18	(174,102)
	JPY	5,830,547,115	USD	52,297,730	12/19/18	(640,135)
	NOK	40,280,671	CAD	6,409,313	12/19/18	(4,218)
	NZD	54,933,584	USD	36,595,796	12/19/18	(165,712)
	USD	44,180,503	AUD	62,046,407	12/19/18	(698,010)
	USD	9,696,668	BRL	40,169,409	10/02/18	(248,136)
	USD	7,234,410	BRL	29,374,961	11/05/18	(19,040)
	USD	97,222,103	CAD	127,909,551	12/19/18	(1,980,857)
	USD	14,621,005	CLP	10,041,516,530	10/05/18	(646,056)
	USD	7,392,891	CLP	5,064,721,766	10/10/18	(308,603)
	USD	7,277,893	CLP	4,943,076,520	10/22/18	(240,982)
	USD	7,299,839	COP	22,052,596,303	10/22/18	(144,684)

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	USD	14,391,420	EUR	12,348,804	12/19/18	$(44,684)
	USD	74,043,902	GBP	57,905,518	11/01/18	(1,537,231)
	USD	15,489,420	INR	1,129,213,193	10/12/18	(45,176)
	USD	45,020,150	KRW	50,357,126,107	10/17/18	(376,236)
	USD	4,156,345	KRW	4,642,637,644	10/29/18	(29,728)
	USD	35,466,130	MXN	676,603,674	11/16/18	(414,196)
	USD	16,720,488	MXN	319,659,928	12/19/18	(148,421)
	USD	24,231,165	NOK	198,891,874	12/19/18	(292,463)
	USD	29,915,287	NZD	45,751,433	12/19/18	(425,507)
	USD	7,205,220	PLN	26,551,306	12/19/18	(11,450)
	USD	52,314,250	RUB	3,554,587,214	11/21/18	(1,648,033)
	USD	4,782,176	SEK	42,942,522	12/19/18	(84,380)
	USD	19,820,021	SGD	27,191,682	12/19/18	(105,744)
	USD	10,197,857	TRY	66,933,019	12/19/18	(328,550)
	USD	34,419,379	TWD	1,057,093,472	10/11/18	(321,509)
	USD	3,299,211	ZAR	49,614,354	12/19/18	(171,907)
TOTAL						$(17,470,085)

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Italian 10 Year Government Bonds	101	12/06/18	$14,522,234	$305,903
Japan 10 Year Government Bonds	159	12/13/18	210,036,173	(276,907)
Ultra Long U.S. Treasury Bonds	2,328	12/19/18	359,166,750	(10,418,202)
Total				$(10,389,206)
Short position contracts:
Eurodollars	(927)	12/17/18	(225,585,450)	1,736,781
Eurodollars	(1,591)	06/17/19	(385,857,275)	3,935,068
Eurodollars	(2,792)	12/16/19	(676,082,800)	1,460,576
Eurodollars	(4,574)	12/14/20	(1,107,308,225)	2,210,453
French 10 Year Government Bonds	(215)	12/06/18	(37,705,985)	364,109
Ultra 10 Year U.S. Treasury Notes	(252)	12/19/18	(31,752,000)	367,499
5 Year German Euro-Bobl	(956)	12/06/18	(145,072,328)	1,041,835
10 Year German Euro-Bund	(1,484)	12/06/18	(273,594,995)	2,450,283
2 Year U.S. Treasury Notes	(854)	12/31/18	(179,967,157)	449,078
5 Year U.S. Treasury Notes	(809)	12/31/18	(90,993,540)	20,282
10 Year U.S. Treasury Notes	(4,009)	12/19/18	(476,194,031)	5,553,692
20 Year U.S. Treasury Bonds	(1,141)	12/19/18	(160,310,500)	4,022,754
Total				$23,612,410
TOTAL FUTURES CONTRACTS				$13,223,204

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)				Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M WIBOR(a)	3.048%(b)	06/17/19		PLN	285,790		$976,829	$418,891	$557,938
Mexico IB TIIE 28D(c)	7.600(c)	06/17/20		MXN	335,850		(116,249)	(12,648)	(103,601)
3M JIBAR(d)	7.500(d)	09/19/20		ZAR	529,600		8,865	37,315	(28,450)
6M NIBOR(a)	1.600(b)	12/19/20		NOK	2,432,390	(e)	(173,312)	(222,710)	49,398
1.250%(a)	6M GBP(a)	12/19/20		GBP	216,020	(e)	(168,317)	(354,777)	186,460
3M EURO(d)	0.100(b)	01/16/21		EUR	1,294,460	(e)	(857,875)	(574,361)	(283,514)
3M NIBOR(d)	1.700(b)	01/16/21		NOK	1,992,730	(e)	469,024	604,855	(135,831)
0.050(b)	3M STIBOR(d)	01/16/21		SEK	10,890,240	(e)	1,785,100	(2,860,175)	4,645,275
3M EURO(d)	0.243(f)	08/10/21		EUR	2,583,280	(e)	(1,769,867)	17,053	(1,786,920)
6M EURO(a)	0.250(f)	08/24/21			1,238,130	(e)	(1,760,717)	(2,008,156)	247,439
6M EURO(a)	0.350(b)	12/16/21			751,170	(e)	910,346	(17,556,463)	18,466,809
0.500(b)	3M STIBOR(d)	12/16/21		SEK	6,232,250	(e)	572,426	(11,499,886)	12,072,312
6M CDOR(a)	2.028(a)	07/18/22			87,050	(e)	(1,427,596)	(3,279,040)	1,851,444
6M EURO(a)	0.600(b)	09/28/22		EUR	428,280	(e)	220,881	(11,825)	232,706
0.500(a)	3M STIBOR(d)	12/19/22		SEK	2,226,690	(e)	88,217	(1,228,560)	1,316,777
2.550(b)	6M WIBOR(a)	03/21/23		PLN	649,890		(3,136,422)	(136,403)	(3,000,019)
1.100(b)	6M GBP(b)	08/01/23		GBP	224,820		1,303,165	(1,286,961)	2,590,126
6M EURO(a)	0.670(b)	08/03/23		EUR	300,980	(e)	(73,210)	193,561	(266,771)
6M EURO(a)	0.750(b)	12/19/23			1,123,880	(e)	19,275,839	22,169,859	(2,894,020)
3M LIBOR(d)	2.750(a)	12/19/23	$		322,710	(e)	(5,125,796)	(3,466,870)	(1,658,926)
0.750(b)	3M STIBOR(d)	12/19/23		SEK	6,862,430	(e)	(2,291,209)	(7,136,209)	4,845,000
2.750(a)	6M AUDOR(a)	12/19/23		AUD	365,990	(e)	(2,986,518)	(3,017,475)	30,957
2.500(a)	6M CDOR(a)	12/19/23		CAD	207,070	(e)	1,835,134	862,418	972,716
0.750(b)	6M EURO(a)	12/19/23		EUR	12,240	(e)	(209,930)	(259,566)	49,636
1.500(a)	6M GBP(a)	12/19/23		GBP	249,620	(e)	(285,466)	(1,465,421)	1,179,955
6M EURO(a)	1.200(b)	08/24/25		EUR	234,440	(e)	(734,006)	(495,317)	(238,689)
2.000(b)	3M STIBOR(d)	11/02/27		SEK	728,350	(e)	(743,512)	(70,152)	(673,360)
3M LIBOR(d)	2.750(a)	12/21/27	$		93,950	(e)	(1,525,823)	(1,597,869)	72,046
2.250(b)	3M STIBOR(d)	12/21/27		SEK	554,240	(e)	(1,222,964)	(2,610,427)	1,387,463
6M CHFOR(a)	1.000(b)	06/21/28		CHF	70,450	(e)	(231,967)	(973,382)	741,415
6M CDOR(a)	2.750(a)	06/21/28		CAD	69,210	(e)	(439,458)	(458,558)	19,100
4.000(a)	3M NZDOR(d)	06/21/28		NZD	158,650	(e)	(2,488,103)	(1,599,037)	(889,066)
1.500(b)	6M EURO(a)	06/21/28		EUR	25,510	(e)	92,804	54,398	38,406
1.900(a)	6M GBP(a)	08/03/28		GBP	73,250	(e)	(127,954)	(232,617)	104,663
6M CHFOR(a)	1.050(b)	08/07/28		CHF	115,870	(e)	(212,826)	(101,916)	(110,910)
2.365(d)	3M KWCDC(d)	08/07/28		KRW	92,789,440		(477,729)	(765,878)	288,149
3M JIBAR(d)	9.515(d)	09/05/28		ZAR	219,110	(e)	89,438	216	89,222
6M CDOR(a)	2.750(a)	12/19/28		CAD	126,060	(e)	(859,909)	426,262	(1,286,171)
1.250(b)	3M STIBOR(d)	12/19/28		SEK	462,980	(e)	345,487	(186,040)	531,527
1.250(b)	6M EURO(a)	12/19/28		EUR	6,160	(e)	(149,154)	(151,115)	1,961
1.750(a)	6M GBP(a)	12/19/28		GBP	35,460	(e)	(315,973)	(672,368)	356,395
3M LIBOR(d)	2.750(a)	06/16/37	$		18,220	(e)	(582,466)	(591,220)	8,754
1.750(a)	6M GBP(a)	12/14/37		GBP	124,610	(e)	2,222,982	(1,177,058)	3,400,040
6M GBP(a)	1.750(a)	06/14/38			8,210	(e)	(138,955)	(188,874)	49,919
2.000(b)	6M EURO(a)	06/14/38		EUR	24,330	(e)	138,857	204,025	(65,168)
1.500(b)	6M EURO(a)	12/19/38			101,060	(e)	92,026	(562,759)	654,785
6M GBP(a)	1.500(a)	06/16/48		GBP	21,070	(e)	(349,677)	(470,048)	120,371
1.750(b)	6M EURO(a)	06/16/48		EUR	28,810	(e)	(135,191)	(11,368)	(123,823)
2.540(a)	6M CDOR(a)	07/18/48			13,190		728,048	(511,372)	1,239,420

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)				Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(d)	3.000%(a)	12/15/48	$		47,710	(e)	$(69,785)	$(60,037)	$(9,748)
3.000%(a)	3M LIBOR(d)	12/19/48	$		3,620	(e)	95,251	38,693	56,558
1.750(b)	6M EURO(a)	12/19/48		EUR	55,330	(e)	(3,175,968)	(3,082,947)	(93,021)
1.000(a)	6M JYOR(a)	12/19/48		JPY	11,116,770	(e)	(401,063)	(1,545,084)	1,144,021
TOTAL							$(3,514,248)	$(49,465,403)	$45,951,155

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Payments made monthly.
(d)	Payments made quarterly.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.
(f)	Payments made at the termination date.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.275%	Barclays Bank PLC	06/20/21	$ 10,330	$(200,651)	$25,467	$(226,118)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Barclays Bank PLC	03/20/19	98,670	(450,671)	(30,831)	(419,840)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	BoA Securities LLC	03/20/19	13,180	(60,199)	(2,322)	(57,877)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Citibank NA	06/20/21	2,060	(40,014)	10,907	(50,921)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Citibank NA	03/20/19	518,290	(2,367,265)	(239,648)	(2,127,617)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Citibank NA	06/20/19	1,072,530	(7,301,414)	(826,578)	(6,474,836)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Deutsche Bank AG	06/20/21	11,160	(216,772)	23,031	(239,803)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	JPMorgan Securities, Inc.	06/20/21	3,640	(70,704)	10,294	(80,998)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	JPMorgan Securities, Inc.	03/20/19	66,660	(304,466)	(29,243)	(275,223)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	JPMorgan Securities, Inc.	06/20/19	24,020	(163,521)	(20,235)	(143,286)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	UBS AG (London)	06/20/21	5,910	(114,797)	16,214	(131,011)
TOTAL						$(11,290,474)	$(1,062,944)	$(10,227,530)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 30	(1.000)%	1.926%	12/20/23	$	300,437	$12,649,797	$13,415,667	$(765,870)
iTraxx Europe Index Series 29	(1.000)	0.591	06/20/23	EUR	188,500	(4,249,428)	(4,831,909)	582,481
iTraxx Europe Index Series 30	(1.000)	0.716	12/20/23		37,800	(709,708)	(698,719)	(10,989)
Protection Sold:
CDX.NA.IG Index 30	1.000	0.543	06/20/23	$	119,575	2,406,183	2,104,410	301,773
CDX.NA.IG Index 31	1.000	0.595	12/20/23		139,310	2,713,715	2,610,620	103,095
TOTAL						$12,810,559	$12,600,069	$210,490

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund#	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	1M LIBOR	CS International (London)	01/12/38	$14,174	$37,092	$21,290	$15,802
Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	1M LIBOR	JPMorgan Securities, Inc.	01/12/41	14,686	21,552	40,981	(19,429)
TOTAL					$58,644	$62,271	$(3,627)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2018, the Fund had the following purchased and written options:

OVER THE COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	Citibank NA	2.250%	03/30/2020	121,900,000	$121,900,000	$180,900	$421,962	$(241,062)
2Y IRS	Citibank NA	2.250	04/06/2020	134,200,000	134,200,000	204,547	449,791	(245,244)
2Y IRS	Citibank NA	2.250	04/14/2020	110,100,000	110,100,000	173,023	314,572	(141,549)
2Y IRS	Citibank NA	2.350	05/05/2020	215,200,000	215,200,000	421,491	526,176	(104,685)
2Y IRS	JPMorgan Securities, Inc.	2.270	08/06/2020	174,500,000	174,500,000	388,960	479,875	(90,915)
2Y IRS	JPMorgan Securities, Inc.	2.300	08/07/2020	297,300,000	297,300,000	696,455	817,575	(121,120)
2Y IRS	MS & Co. Int. PLC	2.450	04/27/2020	124,200,000	124,200,000	274,383	354,857	(80,474)
2Y IRS	MS & Co. Int. PLC	2.450	04/27/2020	114,700,000	114,700,000	253,395	327,714	(74,319)
2Y IRS	MS & Co. Int. PLC	2.450	04/30/2020	129,200,000	129,200,000	289,124	369,143	(80,019)
2Y IRS	MS & Co. Int. PLC	2.450	05/01/2020	142,000,000	142,000,000	319,088	416,117	(97,029)
				1,563,300,000	$1,563,300,000	$3,201,366	$4,477,782	$(1,276,416)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Puts
1Y IRS	BoA Securities LLC	2.750%	03/04/2019	64,800,000	$64,800,000	$184,835	$1,051,200	$(866,365)
1Y IRS	Citibank NA	2.400	01/25/2019	126,500,000	126,500,000	35,129	1,293,111	(1,257,982)
1Y IRS	Citibank NA	2.450	01/23/2019	126,200,000	126,200,000	42,934	1,416,245	(1,373,311)
1Y IRS	Citibank NA	2.500	01/22/2019	70,000,000	70,000,000	30,597	793,333	(762,736)
1Y IRS	Citibank NA	2.750	02/12/2019	63,800,000	63,800,000	149,400	1,084,600	(935,200)
1Y IRS	Citibank NA	2.750	02/13/2019	121,500,000	121,500,000	289,461	2,126,250	(1,836,789)
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	54,900,000	54,900,000	161,033	915,000	(753,967)
2Y IRS	Citibank NA	2.450	03/23/2020	132,400,000	132,400,000	262,854	501,956	(239,102)
2Y IRS	Citibank NA	2.450	03/26/2020	113,300,000	113,300,000	227,733	454,445	(226,712)
2Y IRS	JPMorgan Securities, Inc.	2.350	03/30/2020	102,400,000	102,400,000	177,469	427,604	(250,135)
				975,800,000	$975,800,000	$1,561,445	$10,063,744	$(8,502,299)
Total Purchased option contracts				2,539,100,000	$2,539,100,000	$4,762,811	$14,541,526	$(9,778,715)
Written option contracts
Calls
2Y IRS	Citibank NA	2.318%	04/14/2020	(24,200,000)	$(24,200,000)	$(152,596)	$(314,600)	$162,004
2Y IRS	Citibank NA	2.338	03/30/2020	(26,800,000)	(26,800,000)	(167,982)	(422,100)	254,118
2Y IRS	Citibank NA	2.338	04/06/2020	(29,500,000)	(29,500,000)	(189,015)	(449,875)	260,860
2Y IRS	Citibank NA	2.377	05/05/2020	(47,300,000)	(47,300,000)	(353,346)	(526,213)	172,867
2Y IRS	JPMorgan Securities, Inc.	2.380	08/06/2020	(38,400,000)	(38,400,000)	(350,696)	(480,000)	129,304
2Y IRS	JPMorgan Securities, Inc.	2.420	08/07/2020	(65,400,000)	(65,400,000)	(638,271)	(817,500)	179,229
2Y IRS	MS & Co. Int. PLC	2.483	04/30/2020	(28,400,000)	(28,400,000)	(253,305)	(369,200)	115,895
2Y IRS	MS & Co. Int. PLC	2.493	05/01/2020	(31,200,000)	(31,200,000)	(284,188)	(416,000)	131,812
2Y IRS	MS & Co. Int. PLC	2.505	04/27/2020	(52,500,000)	(52,500,000)	(479,178)	(682,500)	203,322
				(343,700,000)	$(343,700,000)	$(2,868,577)	$(4,477,988)	$1,609,411
Puts
1Y IRS	BoA Securities LLC	2.795%	03/04/2019	(28,800,000)	$(28,800,000)	$(200,635)	$(1,051,200)	$850,565
1Y IRS	Citibank NA	2.449	01/25/2019	(56,200,000)	(56,200,000)	(36,086)	(1,292,600)	1,256,514
1Y IRS	Citibank NA	2.503	01/23/2019	(56,100,000)	(56,100,000)	(45,654)	(1,416,525)	1,370,871
1Y IRS	Citibank NA	2.545	01/22/2019	(31,100,000)	(31,100,000)	(31,514)	(793,050)	761,536
1Y IRS	Citibank NA	2.790	02/12/2019	(28,400,000)	(28,400,000)	(159,645)	(1,086,300)	926,655
1Y IRS	Citibank NA	2.799	02/13/2019	(54,000,000)	(54,000,000)	(322,445)	(2,126,250)	1,803,805
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/2019	(24,400,000)	(24,400,000)	(172,588)	(915,000)	742,412
2Y IRS	Citibank NA	2.528	03/23/2020	(29,100,000)	(29,100,000)	(256,051)	(501,975)	245,924
2Y IRS	Citibank NA	2.530	03/26/2020	(24,900,000)	(24,900,000)	(222,063)	(454,425)	232,362
2Y IRS	JPMorgan Securities, Inc.	2.453	03/30/2020	(22,500,000)	(22,500,000)	(175,250)	(427,500)	252,250
				(355,500,000)	$(355,500,000)	$(1,621,931)	$(10,064,825)	$8,442,894
Total Written option contracts				(699,200,000)	$(699,200,000)	$(4,490,508)	$(14,542,813)	$10,052,305
TOTAL				1,839,900,000	$1,839,900,000	$272,303	$(1,287)	$273,590

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
BoA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
CDX.EM Index 30	—CDX Emerging Markets Index 30
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

	Bond Fund	Core Fixed Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $570,454,707 and $1,193,897,253)	$562,598,906	$1,182,180,418
Investments of affiliated issuers, at value (cost $0 and $29,262)	—	29,262
Purchased options (cost $561,633 and $0)	188,979	—
Cash	4,109,095	5,137,926
Foreign currencies, at value (cost $96,363 and $102,692, respectively)	88,109	71,686
Unrealized gain on swap contracts	22,499	—
Unrealized gain on forward foreign currency exchange contracts	1,640,735	1,282,572
Variation margin on futures	—	—
Variation margin on swaps	276,169	224,511
Receivables:
Investments sold	10,969,300	9,195,274
Collateral on certain derivative contracts(a)	7,534,773	3,689,426
Investments sold on an extended-settlement basis	6,155,078	37,719,375
Interest	3,322,769	7,416,929
Fund shares sold	702,424	1,634,422
Reimbursement from investment adviser	66,172	45,556
Upfront payments made on swap contracts	38,899	—
Due from broker — upfront payment	21,052	—
Due from broker	18,894	21,024
Other assets	121,920	195,570
Total assets	597,875,773	1,248,843,951

Liabilities:
Unrealized loss on swap contracts	289,879	—
Unrealized loss on forward foreign currency exchange contracts	1,740,490	1,215,506
Variation margin on futures	195,994	136,094
Written option contracts, at value (premium received $560,388 and $0, respectively)	176,127	—
Forward sale contracts, at value (proceeds received $5,140,547 and $31,621,563, respectively)	5,128,125	31,545,391
Payables:
Investments purchased on an extended — settlement basis	52,401,290	74,836,994
Investments purchased	14,621,582	14,613,623
Fund shares redeemed	731,453	11,682,987
Management fees	176,386	365,343
Distribution and Service fees and Transfer Agency fees	78,750	59,405
Income distribution	61,423	32,588
Upfront payments received on swap contracts	16,859	—
Collateral on certain derivative contracts(b)	—	30,000
Accrued expenses	270,861	206,355
Total liabilities	75,889,219	134,724,286

Net Assets:
Paid-in capital	550,914,443	1,140,045,935
Undistributed (distributions in excess of) net investment income	(1,542,395)	4,416,142
Accumulated net realized gain (loss)	(20,060,178)	(18,061,977)
Net unrealized loss	(7,325,316)	(12,280,435)
NET ASSETS	$521,986,554	$1,114,119,665
Net Assets:
Class A	$97,432,225	$59,105,404
Class C	9,309,808	6,774,538
Institutional	189,084,909	215,901,909
Service	412,722	899,666
Investor	31,795,107	40,721,508
Class P	107,716,147	557,971,529
Class R	20,515,693	4,599,659
Class R6	65,719,943	228,145,452
Total Net Assets	$521,986,554	$1,114,119,665
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,016,163	5,856,904
Class C	957,822	668,000
Institutional	19,442,449	21,311,033
Service	42,442	88,772
Investor	3,279,664	4,032,517
Class P	11,081,110	54,988,015
Class R	2,111,519	455,576
Class R6	6,759,464	22,496,672
Net asset value, offering and redemption price per share:(c)
Class A	$9.73	$10.09
Class C	9.72	10.14
Institutional	9.73	10.13
Service	9.72	10.13
Investor	9.69	10.10
Class P	9.72	10.15
Class R	9.72	10.10
Class R6	9.72	10.14

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currencies	Futures	Swaps
Bond	$2,810,000	$1,140,000	$3,584,773
Core Fixed Income	—	—	3,689,426

(b)	Includes segregated cash for initial margin and/or collateral on TBA transactions of $30,000 for the Core Fixed Income Fund.
(c)	Maximum public offering price per share for Class A Shares of the Bond and Core Fixed Income Funds is $10.11 and $10.48 respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

September 30, 2018 (Unaudited)

	Global Income Fund	Strategic Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $605,222,164 and $3,351,888,794)	$600,540,644	$3,301,766,102
Investments of affiliated issuers, at value (cost $5,514,845 and $76,527,612)	5,514,845	40,656,212
Purchased options (cost $518,185 and $14,541,526)	168,241	4,762,811
Cash	10,257,029	29,872,824
Foreign currencies, at value (cost $374,707 and $284,731, respectively)	385,820	92,533
Unrealized gain on swap contracts	—	15,802
Unrealized gain on forward foreign currency exchange contracts	4,344,812	30,966,642
Variation margin on futures	48,224	—
Variation margin on swaps	109,264	7,214,768
Receivables:
Investments sold	18,571,832	314,188,662
Collateral on certain derivative contracts(a)	11,460,059	110,248,437
Investments sold on an extended-settlement basis	14,267,422	7,092,941
Interest	3,469,137	22,093,621
Fund shares sold	676,830	757,954
Reimbursement from investment adviser	68,591	—
Upfront payments made on swap contracts	44,717	148,184
Due from broker — upfront payment	—	359,188
Due from broker	399	—
Other assets	95,641	335,908
Total assets	670,023,507	3,870,572,589

Liabilities:
Unrealized loss on swap contracts	314,142	10,246,959
Unrealized loss on forward foreign currency exchange contracts	2,826,380	17,470,085
Variation margin on futures	—	3,522,281
Written option contracts, at value (premium received $516,146 and $14,542,813, respectively)	159,234	4,490,508
Forward sale contracts, at value (proceeds received $13,236,328 and $0, respectively)	13,217,344	—
Payables:
Investments purchased on an extended — settlement basis	30,804,807	173,036,416
Investments purchased	13,458,172	153,004,007
Fund shares redeemed	976,349	101,141,666
Management fees	326,393	1,594,708
Upfront payments received on swap contracts	177,392	1,148,857
Distribution and Service fees and Transfer Agency fees	52,473	374,035
Income distribution	33,249	—
Accrued expenses	270,612	678,455
Total liabilities	62,616,547	466,707,977

Net Assets:
Paid-in capital	621,952,742	5,581,226,347
Distributions in excess of net investment income	(17,183,083)	(131,137,812)
Accumulated net realized gain (loss)	4,879,289	(2,022,933,038)
Net unrealized loss	(2,241,988)	(23,290,885)
NET ASSETS	$607,406,960	$3,403,864,612
Net Assets:
Class A	$72,827,735	$240,899,066
Class C	10,426,989	198,585,299
Institutional	264,792,893	1,930,983,855
Service	1,810,805	—
Investor	49,417,678	132,289,422
Class P	8,417,935	566,166,086
Class R	—	7,100,563
Class R6	199,712,925	327,840,321
Total Net Assets	$607,406,960	$3,403,864,612
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,069,438	25,927,617
Class C	876,155	21,428,840
Institutional	22,104,860	207,669,931
Service	151,995	—
Investor	4,132,892	14,231,938
Class P	702,209	60,998,512
Class R	—	765,489
Class R6	16,668,614	35,279,344
Net asset value, offering and redemption price per share:(c)
Class A	$12.00	$9.29
Class C	11.90	9.27
Institutional	11.98	9.30
Service	11.91	—
Investor	11.96	9.30
Class P	11.99	9.28
Class R	—	9.28
Class R6	11.98	9.29

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currencies	Futures	Swaps
Global Income	$6,940,000	$1,234,994	$3,285,065
Strategic Income	32,110,000	1,013,000	77,125,437

(b)	Maximum public offering price per share for Class A Shares of the Global Income and Strategic Income Funds is $12.47 and $9.65 respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

	Bond Fund	Core Fixed Income Fund
Investment income:
Interest (net of foreign withholding taxes of $0 and $163)	$8,594,139	$16,405,186
Dividends — affiliated issuers	21,693	379,432
Dividends — unaffiliated issuers	126	—
Total investment income	8,615,958	16,784,618

Expenses:
Management fees	1,107,435	2,187,787
Distribution and Service fees(a)	239,429	132,110
Custody, accounting and administrative services	228,384	163,665
Transfer Agency fees(a)	177,259	251,540
Professional fees	66,536	62,836
Printing and mailing costs	40,007	41,950
Registration fees	25,052	26,474
Prime Broker Fees	10,045	—
Trustee fees	8,844	9,258
Service Share fees — Service Plan	526	1,205
Service Share fees — Shareholder Administration Plan	526	1,205
Other	11,351	18,806
Total expenses	1,915,394	2,896,836
Less — expense reductions	(371,973)	(279,865)
Net expenses	1,543,421	2,616,971
NET INVESTMENT INCOME	7,072,537	14,167,647

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,809,072)	(1,392,018)
Futures contracts	169,719	656,839
Swap contracts	1,261,230	743,763
Forward foreign currency exchange contracts	(5,606,479)	(1,350,168)
Foreign currency transactions	(157,955)	(100,338)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(4,887,459)	(11,278,805)
Forward foreign currency exchange contracts	468,904	652,420
Written options	407,751	—
Swap contracts	184,202	340,458
Foreign currency translation	1,655	(15,296)
Futures contracts	(841,036)	(2,756,113)
Purchased options	(426,531)	(56,910)
Net realized and unrealized loss	(12,235,071)	(14,556,168)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,162,534)	$(388,521)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Funds	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Bond	$124,325	$61,033	$54,071	$64,649	$7,934	$52,021	$84	$21,520	$6,855	$14,058	$10,138
Core Fixed	75,745	44,750	11,615	39,388	5,817	107,161	193	28,505	40,538	3,020	26,918

(b)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Six Months Ended September 30, 2018 (Unaudited)

	Global Income Fund	Strategic Income Fund
Investment income:
Interest (net of foreign withholding taxes of $22,710 and $0)	$7,224,926	$96,421,526
Dividends — affiliated issuers	173,980	292,028
Total investment income	7,398,906	96,713,554

Expenses:
Management fees	2,144,290	11,097,446
Custody, accounting and administrative services	218,656	520,624
Transfer Agency fees(a)	185,432	1,108,572
Distribution and Service fees(a)	154,568	1,495,247
Printing and mailing costs	65,390	324,950
Professional fees	62,643	73,261
Registration fees	22,775	45,296
Prime Broker Fees	16,703	187,717
Trustee fees	9,028	13,237
Service Share fees — Service Plan	2,261	—
Service Share fees — Shareholder Administration Plan	2,261	—
Other	16,317	55,876
Total expenses	2,900,324	14,922,226
Less — expense reductions	(397,517)	(27,205)
Net expenses	2,502,807	14,895,021
NET INVESTMENT INCOME	4,896,099	81,818,533

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,624,009	(44,352,390)
Forward foreign currency exchange contracts	12,122,268	(41,735,895)
Futures contracts	1,661,267	10,363,698
Swap contracts	547,382	43,348,460
Foreign currency transactions	(672,811)	(10,073,189)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(27,407,519)	(97,084,102)
Investments — affiliated issuers	—	(23,577,863)
Forward foreign currency exchange contracts	3,840,907	29,738,179
Swap contracts	782,811	(14,330,558)
Written options	376,030	10,708,917
Futures contracts	(2,231,802)	21,235,873
Purchased options	(445,118)	(12,100,481)
Foreign currency translation	(67,663)	(149,424)
Net realized and unrealized loss	(9,870,239)	(128,008,775)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,974,140)	$(46,190,242)

(a)	Class specific Distribution and/or Service and Transfer Agent fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
Global Income	$93,822	$60,746	$—	$48,787	$7,897	$58,513	$362	$36,586,633	$—	$32,654
Strategic Income	342,745	1,134,086	18,416	178,228	147,431	621,168	106,197	43,809	4,788	6,951

(b)	Class P Shares commenced operations on April 20, 2018.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund		Core Fixed Income Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$7,072,537	$13,646,629	$14,167,647	$21,672,004
Net realized loss	(7,142,557)	(8,191,195)	(1,441,922)	(10,189,879)
Net change in unrealized loss	(5,092,514)	(3,319,295)	(13,114,246)	(3,340,215)
Net increase (decrease) in net assets resulting from operations	(5,162,534)	2,136,139	(388,521)	8,141,910

Distributions to shareholders:
From net investment income
Class A Shares	(1,230,871)	(2,124,616)	(721,628)	(2,020,569)
Class C Shares	(105,764)	(197,434)	(72,709)	(159,796)
Institutional Shares	(3,674,309)	(7,096,797)	(7,165,029)	(21,767,196)
Service Shares	(4,864)	(18,743)	(10,693)	(26,080)
Investor Shares	(451,483)	(882,919)	(576,765)	(1,082,715)
Class P Shares(a)	(633,118)	—	(3,813,412)	—
Class R Shares	(240,687)	(407,217)	(49,526)	(79,323)
Class R6 Shares	(954,564)	(1,316,945)	(2,472,625)	(47,399)
Return of capital
Class A Shares	—	(374,264)	—	—
Class C Shares	—	(34,779)	—	—
Institutional Shares	—	(1,250,145)	—	—
Service Shares	—	(3,302)	—	—
Investor Shares	—	(155,532)	—	—
Class R Shares	—	(71,734)	—	—
Class R6 Shares	—	(231,988)	—	—
Total distributions to shareholders	(7,295,660)	(14,166,415)	(14,882,387)	(25,183,078)

From share transactions:
Proceeds from sales of shares	160,561,950	206,702,307	880,807,434	358,885,599
Reinvestment of distributions	6,900,296	13,261,166	14,700,825	24,752,893
Cost of shares redeemed	(193,648,362)	(235,157,954)	(748,095,145)	(422,219,246)
Net increase (decrease) in net assets resulting from share transactions	(26,186,116)	(15,194,481)	147,413,114	(38,580,754)
TOTAL INCREASE (DECREASE)	(38,644,310)	(27,224,757)	132,142,206	(55,621,922)

Net assets:
Beginning of period	560,630,864	587,855,621	981,977,459	1,037,599,381
End of period	$521,986,554	$560,630,864	$1,114,119,665	$981,977,459
Undistributed (distributions in excess of) net investment income	$(1,542,395)	$(1,319,272)	$4,416,142	$5,130,882

(a)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Global Income Fund		Strategic Income Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$4,896,099	$8,226,893	$81,818,533	$129,220,870
Net realized gain (loss)	15,282,115	(25,179,796)	(42,449,316)	(354,705,578)
Net change in unrealized gain (loss)	(25,152,354)	31,188,920	(85,559,459)	177,336,068
Net increase (decrease) in net assets resulting from operations	(4,974,140)	14,236,017	(46,190,242)	(48,148,640)

Distributions to shareholders:
From net investment income
Class A Shares	(470,236)	(1,950,180)	(3,896,484)	(3,166,962)
Class C Shares	(30,729)	(147,542)	(2,407,510)	(1,018,077)
Institutional Shares	(2,331,382)	(11,500,248)	(49,140,486)	(43,609,266)
Service Shares	(9,881)	(33,170)	—	—
Investor Shares	(423,368)	(1,700,313)	(2,531,523)	(2,069,449)
Class P Shares(a)	(33,647)	—	(4,894,236)	—
Class R Shares	—	—	(98,668)	(39,300)
Class R6 Shares	(1,745,708)	(558,140)	(1,035,454)	(378,424)
Return of capital
Class A Shares	—	—	—	(1,327,576)
Class C Shares	—	—	—	(426,774)
Institutional Shares	—	—	—	(18,280,809)
Investor Shares	—	—	—	(867,505)
Class R Shares	—	—	—	(16,474)
Class R6 Shares	—	—	—	(158,632)
Total distributions to shareholders	(5,044,951)	(15,889,593)	(64,004,361)	(71,359,248)

From share transactions:
Proceeds from sales of shares	68,645,294	532,282,325	1,206,072,817	1,358,352,013
Reinvestment of distributions	4,812,404	15,128,643	58,454,398	61,641,867
Cost of shares redeemed	(201,988,424)	(689,751,785)	(2,385,503,812)	(4,617,932,601)
Net decrease in net assets resulting from share transactions	(128,530,726)	(142,340,817)	(1,120,976,597)	(3,197,938,721)
TOTAL DECREASE	(138,549,817)	(143,994,393)	(1,231,171,200)	(3,317,446,609)

Net assets:
Beginning of period	745,956,777	889,951,170	4,635,035,812	7,952,482,421
End of period	$607,406,960	$745,956,777	$3,403,864,612	$4,635,035,812
Distributions in excess of net investment income	$(17,183,083)	$(17,034,231)	$(131,137,812)	$(148,951,984)

(a)	Class P Shares commenced operations on April 20, 2018.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.95		$10.14	$10.28	$10.44	$10.42	$10.57
Net investment income(a)	0.12		0.21	0.19	0.21	0.17	0.22
Net realized and unrealized gain (loss)	(0.22)		(0.19)	(0.07)	(0.03)	0.25	(0.09)
Total from investment operations	(0.10)		0.02	0.12	0.18	0.42	0.13
Distributions to shareholders from net investment income	(0.12)		(0.18)	(0.25)	(0.34)	(0.24)	(0.28)
Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	(0.16)	—
Distributions to shareholders from capital	—		(0.03)	—	—	—	—
Total distributions	(0.12)		(0.21)	(0.26)	(0.34)	(0.40)	(0.28)
Net asset value, end of period	$9.73		$9.95	$10.14	$10.28	$10.44	$10.42
Total return(c)	(1.00)%		0.22%	1.15%	1.83%	4.09%	1.27%
Net assets, end of period (in 000s)	$97,432		$101,231	$117,249	$129,351	$106,694	$34,403
Ratio of net expenses to average net assets	0.80	%(d)	0.79%	0.78%	0.78%	0.80%	0.84%
Ratio of total expenses to average net assets	0.93	%(d)	0.93%	0.97%	1.00%	1.06%	1.06%
Ratio of net investment income to average net assets	2.39	%(d)	2.03%	1.87%	2.00%	1.64%	2.15%
Portfolio turnover rate(e)	234%		372%	517%	588%	454%	580%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.95		$10.14	$10.27	$10.44	$10.41	$10.57
Net investment income(a)	0.08		0.13	0.11	0.13	0.10	0.15
Net realized and unrealized gain (loss)	(0.23)		(0.18)	(0.05)	(0.03)	0.25	(0.11)
Total from investment operations	(0.15)		(0.05)	0.06	0.10	0.35	0.04
Distributions to shareholders from net investment income	(0.08)		(0.12)	(0.18)	(0.27)	(0.16)	(0.20)
Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	(0.16)	—
Distributions to shareholders from capital	—		(0.02)	—	—	—	—
Total distributions	(0.08)		(0.14)	(0.19)	(0.27)	(0.32)	(0.20)
Net asset value, end of period	$9.72		$9.95	$10.14	$10.27	$10.44	$10.41
Total return(c)	(1.47)%		(0.53)%	0.50%	0.98%	3.41%	0.42%
Net assets, end of period (in 000s)	$9,310		$14,476	$19,081	$17,254	$11,813	$7,298
Ratio of net expenses to average net assets	1.55	%(d)	1.54%	1.53%	1.53%	1.56%	1.59%
Ratio of total expenses to average net assets	1.68	%(d)	1.68%	1.72%	1.75%	1.82%	1.81%
Ratio of net investment income to average net assets	1.65	%(d)	1.29%	1.10%	1.25%	0.97%	1.40%
Portfolio turnover rate(e)	234%		372%	517%	588%	454%	580%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.95		$10.14	$10.28	$10.44	$10.42	$10.57
Net investment income(a)	0.14		0.24	0.23	0.24	0.22	0.26
Net realized and unrealized gain (loss)	(0.22)		(0.18)	(0.07)	(0.02)	0.24	(0.09)
Total from investment operations	(0.08)		0.06	0.16	0.22	0.46	0.17
Distributions to shareholders from net investment income	(0.14)		(0.21)	(0.29)	(0.38)	(0.28)	(0.32)
Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	(0.16)	—
Distributions to shareholders from capital	—		(0.04)	—	—	—	—
Total distributions	(0.14)		(0.25)	(0.30)	(0.38)	(0.44)	(0.32)
Net asset value, end of period	$9.73		$9.95	$10.14	$10.28	$10.44	$10.42
Total return(c)	(0.83)%		0.56%	1.50%	2.18%	4.45%	1.62%
Net assets, end of period (in 000s)	$189,085		$314,928	$329,358	$279,435	$302,035	$207,604
Ratio of net expenses to average net assets	0.46	%(d)	0.45%	0.44%	0.44%	0.47%	0.50%
Ratio of total expenses to average net assets	0.59	%(d)	0.59%	0.63%	0.66%	0.73%	0.71%
Ratio of net investment income to average net assets	2.74	%(d)	2.37%	2.19%	2.33%	2.06%	2.46%
Portfolio turnover rate(e)	234%		372%	517%	588%	454%	580%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.95		$10.14	$10.28	$10.44	$10.42	$10.57
Net investment income(a)	0.11		0.19	0.17	0.18	0.17	0.21
Net realized and unrealized gain (loss)	(0.23)		(0.18)	(0.06)	(0.01)	0.24	(0.10)
Total from investment operations	(0.12)		0.01	0.11	0.17	0.41	0.11
Distributions to shareholders from net investment income	(0.11)		(0.17)	(0.24)	(0.33)	(0.23)	(0.26)
Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	(0.16)	—
Distributions to shareholders from capital	—		(0.03)	—	—	—	—
Total distributions	(0.11)		(0.20)	(0.25)	(0.33)	(0.39)	(0.26)
Net asset value, end of period	$9.72		$9.95	$10.14	$10.28	$10.44	$10.42
Total return(c)	(1.18)%		0.06%	0.99%	1.68%	3.94%	1.12%
Net assets, end of period (in 000s)	$413		$410	$1,293	$1,119	$15	$14
Ratio of net expenses to average net assets	0.96	%(d)	0.95%	0.94%	0.94%	0.96%	1.00%
Ratio of total expenses to average net assets	1.09	%(d)	1.09%	1.13%	1.17%	1.23%	1.22%
Ratio of net investment income to average net assets	2.23	%(d)	1.87%	1.69%	1.74%	1.61%	2.01%
Portfolio turnover rate(e)	234%		372%	517%	588%	454%	580%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.92		$10.11	$10.25	$10.40	$10.38	$10.54
Net investment income(a)	0.13		0.23	0.22	0.23	0.19	0.25
Net realized and unrealized gain (loss)	(0.23)		(0.18)	(0.07)	(0.01)	0.26	(0.11)
Total from investment operations	(0.10)		0.05	0.15	0.22	0.45	0.14
Distributions to shareholders from net investment income	(0.13)		(0.20)	(0.28)	(0.37)	(0.27)	(0.30)
Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	(0.16)	—
Distributions to shareholders from capital	—		(0.04)	—	—	—	—
Total distributions	(0.13)		(0.24)	(0.29)	(0.37)	(0.43)	(0.30)
Net asset value, end of period	$9.69		$9.92	$10.11	$10.25	$10.40	$10.38
Total return(c)	(0.98)%		0.47%	1.40%	2.18%	4.36%	1.42%
Net assets, end of period (in 000s)	$31,795		$36,267	$44,207	$39,939	$24,680	$3,808
Ratio of net expenses to average net assets	0.55	%(d)	0.54%	0.53%	0.53%	0.54%	0.59%
Ratio of total expenses to average net assets	0.68	%(d)	0.68%	0.72%	0.75%	0.80%	0.81%
Ratio of net investment income to average net assets	2.65	%(d)	2.27%	2.12%	2.23%	1.80%	2.41%
Portfolio turnover rate(e)	234%		372%	517%	588%	454%	580%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Bond Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$9.87
Net investment income(b)	0.12
Net realized and unrealized loss	(0.15)
Total from investment operations	(0.03)
Distributions to shareholders from net investment income	(0.12)
Net asset value, end of period	$9.72
Total return(c)	(0.33)%
Net assets, end of period (in 000s)	$107,716
Ratio of net expenses to average net assets	0.45	%(d)
Ratio of total expenses to average net assets	0.60	%(d)
Ratio of net investment income to average net assets	2.68	%(d)
Portfolio turnover rate(e)	234%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.94		$10.13	$10.27	$10.43	$10.41	$10.57
Net investment income(a)	0.11		0.18	0.16	0.18	0.15	0.19
Net realized and unrealized gain (loss)	(0.22)		(0.18)	(0.06)	(0.02)	0.25	(0.10)
Total from investment operations	(0.11)		—	0.10	0.16	0.40	0.09
Distributions to shareholders from net investment income	(0.11)		(0.16)	(0.23)	(0.32)	(0.22)	(0.25)
Distributions to shareholders from net realized gains	—		—	(0.01)	— (b)	(0.16)	—
Distributions to shareholders from capital	—		(0.03)	—	—	—	—
Total distributions	(0.11)		(0.19)	(0.24)	(0.32)	(0.38)	(0.25)
Net asset value, end of period	$9.72		$9.94	$10.13	$10.27	$10.43	$10.41
Total return(c)	(1.12)%		(0.03)%	0.90%	1.58%	3.84%	0.92%
Net assets, end of period (in 000s)	$20,516		$22,970	$25,639	$9,241	$363	$133
Ratio of net expenses to average net assets	1.05	%(d)	1.04%	1.03%	1.03%	1.06%	1.09%
Ratio of total expenses to average net assets	1.18	%(d)	1.18%	1.22%	1.26%	1.33%	1.29%
Ratio of net investment income to average net assets	2.14	%(d)	1.78%	1.58%	1.77%	1.47%	1.83%
Portfolio turnover rate(e)	234%		372%	517%	588%	454%	580%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$9.95		$10.14	$10.28	$10.33
Net investment income(b)	0.13		0.24	0.23	0.16
Net realized and unrealized gain (loss)	(0.22)		(0.18)	(0.07)	0.08
Total from investment operations	(0.09)		0.06	0.16	0.24
Distributions to shareholders from net investment income	(0.14)		(0.22)	(0.29)	(0.29)
Distributions to shareholders from net realized gains	—		—	(0.01)	—	(c)
Distributions to shareholders from capital	—		(0.03)	—	—
Total distributions	(0.14)		(0.25)	(0.30)	(0.29)
Net asset value, end of period	$9.72		$9.95	$10.14	$10.28
Total return(d)	(0.93)%		0.58%	1.51%	2.42%
Net assets, end of period (in 000s)	$65,720		$70,350	$51,028	$10
Ratio of net expenses to average net assets	0.45	%(e)	0.44%	0.43%	0.47	%(e)
Ratio of total expenses to average net assets	0.58	%(e)	0.58%	0.60%	0.69	%(e)
Ratio of net investment income to average net assets	2.74	%(e)	2.37%	2.24%	2.37	%(e)
Portfolio turnover rate(f)	234%		372%	517%	588%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.23		$10.40	$10.53	$10.64	$10.38	$10.61
Net investment income(a)	0.11		0.19	0.19	0.21	0.20	0.19
Net realized and unrealized gain (loss)	(0.13)		(0.13)	(0.09)	(0.07)	0.29	(0.18)
Total from investment operations	(0.02)		0.06	0.10	0.14	0.49	0.01
Distributions to shareholders from net investment income	(0.12)		(0.23)	(0.23)	(0.25)	(0.23)	(0.24)
Net asset value, end of period	$10.09		$10.23	$10.40	$10.53	$10.64	$10.38
Total return(b)	(0.19)%		0.56%	0.94%	1.35%	4.77%	0.12%
Net assets, end of period (in 000s)	$59,105		$62,399	$148,548	$142,299	$150,677	$134,288
Ratio of net expenses to average net assets	0.78	%(c)	0.79%	0.79%	0.78%	0.83%	0.83%
Ratio of total expenses to average net assets	0.84	%(c)	0.84%	0.84%	0.85%	0.85%	0.83%
Ratio of net investment income to average net assets	2.25	%(c)	1.82%	1.77%	1.98%	1.86%	1.80%
Portfolio turnover rate(d)	239%		273%	363%	450%	388%	516%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.29		$10.46	$10.59	$10.69	$10.43	$10.67
Net investment income(a)	0.08		0.11	0.11	0.13	0.12	0.11
Net realized and unrealized gain (loss)	(0.15)		(0.13)	(0.09)	(0.06)	0.29	(0.19)
Total from investment operations	(0.07)		(0.02)	0.02	0.07	0.41	(0.08)
Distributions to shareholders from net investment income	(0.08)		(0.15)	(0.15)	(0.17)	(0.15)	(0.16)
Net asset value, end of period	$10.14		$10.29	$10.46	$10.59	$10.69	$10.43
Total return(b)	(0.65)%		(0.18)%	0.20%	0.69%	3.98%	(0.71)%
Net assets, end of period (in 000s)	$6,775		$9,817	$15,714	$18,124	$19,477	$20,262
Ratio of net expenses to average net assets	1.53	%(c)	1.54%	1.54%	1.53%	1.58%	1.58%
Ratio of total expenses to average net assets	1.59	%(c)	1.59%	1.59%	1.60%	1.60%	1.58%
Ratio of net investment income to average net assets	1.49	%(c)	1.09%	1.02%	1.23%	1.12%	1.05%
Portfolio turnover rate(d)	239%		273%	363%	450%	388%	516%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.27		$10.45	$10.57	$10.68	$10.42	$10.65
Net investment income(a)	0.13		0.23	0.22	0.24	0.23	0.22
Net realized and unrealized gain (loss)	(0.13)		(0.14)	(0.07)	(0.06)	0.30	(0.17)
Total from investment operations	—		0.09	0.15	0.18	0.53	0.05
Distributions to shareholders from net investment income	(0.14)		(0.27)	(0.27)	(0.29)	(0.27)	(0.28)
Net asset value, end of period	$10.13		$10.27	$10.45	$10.57	$10.68	$10.42
Total return(b)	(0.02)%		0.81%	1.38%	1.69%	5.11%	0.47%
Net assets, end of period (in 000s)	$215,902		$850,477	$776,135	$697,260	$758,542	$895,504
Ratio of net expenses to average net assets	0.44	%(c)	0.45%	0.44%	0.44%	0.49%	0.49%
Ratio of total expenses to average net assets	0.49	%(c)	0.50%	0.50%	0.51%	0.51%	0.49%
Ratio of net investment income to average net assets	2.54	%(c)	2.20%	2.11%	2.31%	2.21%	2.13%
Portfolio turnover rate(d)	239%		273%	363%	450%	388%	516%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.28		$10.45	$10.58	$10.69	$10.43	$10.66
Net investment income(a)	0.11		0.18	0.17	0.19	0.18	0.15
Net realized and unrealized gain (loss)	(0.15)		(0.14)	(0.09)	(0.07)	0.30	(0.16)
Total from investment operations	(0.04)		0.04	0.08	0.12	0.48	(0.01)
Distributions to shareholders from net investment income	(0.11)		(0.21)	(0.21)	(0.23)	(0.22)	(0.22)
Net asset value, end of period	$10.13		$10.28	$10.45	$10.58	$10.69	$10.43
Total return(b)	(0.36)%		0.41%	0.79%	1.19%	4.59%	(0.03)%
Net assets, end of period (in 000s)	$900		$1,035	$1,522	$1,578	$1,882	$1,837
Ratio of net expenses to average net assets	0.94	%(c)	0.95%	0.94%	0.94%	0.99%	0.98%
Ratio of total expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.01%	1.01%	0.98%
Ratio of net investment income to average net assets	2.09	%(c)	1.68%	1.61%	1.82%	1.71%	1.40%
Portfolio turnover rate(d)	239%		273%	363%	450%	388%	516%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.24		$10.41	$10.54	$10.65	$10.39	$10.62
Net investment income(a)	0.13		0.22	0.21	0.23	0.22	0.21
Net realized and unrealized gain (loss)	(0.14)		(0.13)	(0.08)	(0.06)	0.30	(0.17)
Total from investment operations	(0.01)		0.09	0.13	0.17	0.52	0.04
Distributions to shareholders from net investment income	(0.13)		(0.26)	(0.26)	(0.28)	(0.26)	(0.27)
Net asset value, end of period	$10.10		$10.24	$10.41	$10.54	$10.65	$10.39
Total return(b)	(0.07)%		0.81%	1.19%	1.60%	5.03%	0.37%
Net assets, end of period (in 000s)	$40,722		$45,129	$38,620	$5,058	$5,054	$1,374
Ratio of net expenses to average net assets	0.53	%(c)	0.54%	0.53%	0.53%	0.56%	0.58%
Ratio of total expenses to average net assets	0.59	%(c)	0.59%	0.59%	0.60%	0.60%	0.58%
Ratio of net investment income to average net assets	2.50	%(c)	2.11%	2.01%	2.23%	2.10%	2.03%
Portfolio turnover rate(d)	239%		273%	363%	450%	388%	516%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Core Fixed Income Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$10.20
Net investment income(b)	0.12
Net realized and unrealized loss	(0.05)
Total from investment operations	0.07
Distributions to shareholders from net investment income	(0.12)
Net asset value, end of Period	$10.15
Total return(c)	0.71%
Net assets, end of period (in 000s)	$557,972
Ratio of net expenses to average net assets	0.44	%(d)
Ratio of total expenses to average net assets	0.49	%(d)
Ratio of net investment income to average net assets	2.70	%(d)
Portfolio turnover rate(e)	239%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.24		$10.41	$10.54	$10.65	$10.39	$10.62
Net investment income(a)	0.10		0.17	0.16	0.19	0.17	0.16
Net realized and unrealized gain (loss)	(0.13)		(0.14)	(0.09)	(0.08)	0.30	(0.18)
Total from investment operations	(0.03)		0.03	0.07	0.11	0.47	(0.02)
Distributions to shareholders from net investment income	(0.11)		(0.20)	(0.20)	(0.22)	(0.21)	(0.21)
Net asset value, end of period	$10.10		$10.24	$10.41	$10.54	$10.65	$10.39
Total return(b)	(0.31)%		0.31%	0.69%	1.09%	4.51%	(0.13)%
Net assets, end of period (in 000s)	$4,600		$4,637	$944	$9,524	$1,126	$557
Ratio of net expenses to average net assets	1.03	%(c)	1.04%	1.03%	1.03%	1.07%	1.08%
Ratio of total expenses to average net assets	1.09	%(c)	1.09%	1.10%	1.11%	1.10%	1.08%
Ratio of net investment income to average net assets	2.00	%(c)	1.63%	1.50%	1.79%	1.60%	1.54%
Portfolio turnover rate(d)	239%		273%	363%	450%	388%	516%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$10.28		$10.45	$10.57	$10.52
Net investment income(b)	0.13		0.26	0.23	0.16
Net realized and unrealized gain (loss)	(0.13)		(0.16)	(0.08)	0.08
Total from investment operations	—		0.10	0.15	0.24
Distributions to shareholders from net investment income	(0.14)		(0.27)	(0.27)	(0.19)
Net asset value, end of period	$10.14		$10.28	$10.45	$10.57
Total Return(c)	(0.01)%		0.92%	1.40%	2.34%
Net assets, end of period (in 000s)	$228,145		$8,482	$56,117	$57,091
Ratio of net expenses to average net assets	0.43	%(d)	0.43%	0.42%	0.43	%(d)
Ratio of total expenses to average net assets	0.48	%(d)	0.47%	0.48%	0.49	%(d)
Ratio of net investment income to average net assets	2.63	%(d)	2.50%	2.13%	2.36	%(d)
Portfolio turnover rate(e)	239%		273%	363%	450%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.17		$12.21	$12.24	$12.76	$12.70	$13.20
Net investment income(a)	0.07		0.09	0.09	0.13	0.16	0.24
Net realized and unrealized gain (loss)	(0.16)		0.08	0.05	0.07	0.50	0.03
Total from investment operations	(0.09)		0.17	0.14	0.20	0.66	0.27
Distributions to shareholders from net investment income	(0.08)		(0.21)	(0.12)	(0.71)	(0.31)	(0.58)
Distributions to shareholders from net realized gains	—		—	(0.05)	(0.01)	(0.29)	(0.19)
Total distributions	(0.08)		(0.21)	(0.17)	(0.72)	(0.60)	(0.77)
Net asset value, end of period	$12.00		$12.17	$12.21	$12.24	$12.76	$12.70
Total return(b)	(0.78)%		1.38%	1.14%	1.67%	5.27%	2.16%
Net assets, end of period (in 000s)	$72,828		$78,752	$136,317	$111,852	$64,939	$61,198
Ratio of net expenses to average net assets	1.03	%(c)	1.03%	1.03%	1.03%	1.03%	1.04%
Ratio of total expenses to average net assets	1.16	%(c)	1.14%	1.13%	1.15%	1.18%	1.20%
Ratio of net investment income to average net assets	1.21	%(c)	0.76%	0.71%	1.06%	1.26%	1.83%
Portfolio turnover rate(d)	173%		172%	289%	261%	226%	288%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.07		$12.11	$12.14	$12.67	$12.61	$13.11
Net investment income(a)	0.03		0.01	— (b)	0.04	0.06	0.14
Net realized and unrealized gain (loss)	(0.17)		0.07	0.05	0.05	0.51	0.03
Total from investment operations	(0.14)		0.08	0.05	0.09	0.57	0.17
Distributions to shareholders from net investment income	(0.03)		(0.12)	(0.03)	(0.61)	(0.22)	(0.48)
Distributions to shareholders from net realized gains	—		—	(0.05)	(0.01)	(0.29)	(0.19)
Total distributions	(0.03)		(0.12)	(0.08)	(0.62)	(0.51)	(0.67)
Net asset value, end of period	$11.90		$12.07	$12.11	$12.14	$12.67	$12.61
Total return(c)	(1.16)%		0.68%	0.42%	0.83%	4.53%	1.40%
Net assets, end of period (in 000s)	$10,427		$12,984	$20,808	$12,653	$6,592	$4,688
Ratio of net expenses to average net assets	1.78	%(d)	1.74%	1.74%	1.77%	1.77%	1.79%
Ratio of total expenses to average net assets	1.91	%(d)	1.89%	1.88%	1.90%	1.93%	1.95%
Ratio of net investment income (loss) to average net assets	0.46	%(d)	0.05%	(0.03)%	0.31%	0.50%	1.08%
Portfolio turnover rate(e)	173%		172%	289%	261%	226%	288%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.15		$12.19	$12.22	$12.74	$12.68	$13.18
Net investment income(a)	0.09		0.13	0.13	0.17	0.20	0.28
Net realized and unrealized gain (loss)	(0.16)		0.08	0.05	0.07	0.50	0.03
Total from investment operations	(0.07)		0.21	0.18	0.24	0.70	0.31
Distributions to shareholders from net investment income	(0.10)		(0.25)	(0.16)	(0.75)	(0.35)	(0.62)
Distributions to shareholders from net realized gains	—		—	(0.05)	(0.01)	(0.29)	(0.19)
Total distributions	(0.10)		(0.25)	(0.21)	(0.76)	(0.64)	(0.81)
Net asset value, end of period	$11.98		$12.15	$12.19	$12.22	$12.74	$12.68
Total return(b)	(0.61)%		1.72%	1.48%	2.00%	5.63%	2.51%
Net assets, end of period (in 000s)	$264,793		$321,021	$627,253	$639,915	$437,007	$426,746
Ratio of net expenses to average net assets	0.69	%(c)	0.69%	0.69%	0.69%	0.70%	0.70%
Ratio of total expenses to average net assets	0.81	%(c)	0.80%	0.79%	0.81%	0.84%	0.86%
Ratio of net investment income to average net assets	1.55	%(c)	1.08%	1.05%	1.41%	1.60%	2.19%
Portfolio turnover rate(d)	173%		172%	289%	261%	226%	288%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.09		$12.12	$12.16	$12.71	$12.66	$13.16
Net investment income(a)	0.06		0.07	0.07	0.09	0.14	0.22
Net realized and unrealized gain (loss)	(0.17)		0.09	0.04	0.05	0.49	0.03
Total from investment operations	(0.11)		0.16	0.11	0.14	0.63	0.25
Distributions to shareholders from net investment income	(0.07)		(0.19)	(0.10)	(0.68)	(0.29)	(0.56)
Distributions to shareholders from net realized gains	—		—	(0.05)	(0.01)	(0.29)	(0.19)
Total distributions	(0.07)		(0.19)	(0.15)	(0.69)	(0.58)	(0.75)
Net asset value, end of period	$11.91		$12.09	$12.12	$12.16	$12.71	$12.66
Total return(b)	(0.95)%		1.31%	0.90%	1.23%	5.03%	1.98%
Net assets, end of period (in 000s)	$1,811		$1,799	$2,772	$2,280	$358	$239
Ratio of net expenses to average net assets	1.19	%(c)	1.19%	1.19%	1.18%	1.20%	1.20%
Ratio of total expenses to average net assets	1.32	%(c)	1.30%	1.29%	1.29%	1.34%	1.35%
Ratio of net investment income to average net assets	1.05	%(c)	0.60%	0.56%	0.75%	1.12%	1.70%
Portfolio turnover rate(d)	173%		172%	289%	261%	226%	288%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.13		$12.17	$12.20	$12.72	$12.66	$13.17
Net investment income(a)	0.09		0.12	0.11	0.16	0.15	0.27
Net realized and unrealized gain (loss)	(0.17)		0.08	0.06	0.07	0.54	0.02
Total from investment operations	(0.08)		0.20	0.17	0.23	0.69	0.29
Distributions to shareholders from net investment income	(0.09)		(0.24)	(0.15)	(0.74)	(0.34)	(0.61)
Distributions to shareholders from net realized gains	—		—	(0.05)	(0.01)	(0.29)	(0.19)
Total distributions	(0.09)		(0.24)	(0.20)	(0.75)	(0.63)	(0.80)
Net asset value, end of period	$11.96		$12.13	$12.17	$12.20	$12.72	$12.66
Total return(b)	(0.66)%		1.63%	1.39%	1.95%	5.54%	2.34%
Net assets, end of period (in 000s)	$49,418		$62,988	$97,332	$31,548	$10,261	$757
Ratio of net expenses to average net assets	0.78	%(c)	0.78%	0.78%	0.78%	0.77%	0.79%
Ratio of total expenses to average net assets	0.91	%(c)	0.89%	0.88%	0.90%	0.90%	0.95%
Ratio of net investment income to average net assets	1.46	%(c)	1.00%	0.90%	1.26%	1.20%	2.09%
Portfolio turnover rate(d)	173%		172%	289%	261%	226%	288%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Global Income Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$12.10
Net investment income(b)	0.08
Net realized and unrealized loss	(0.11)
Total from investment operations	(0.03)
Distributions to shareholders from net investment income	(0.08)
Net asset value, end of period	$11.99
Total return(c)	(0.21)%
Net assets, end of period (in 000s)	$8,418
Ratio of net expenses to average net assets	0.69	%(d)
Ratio of total expenses to average net assets	0.82	%(d)
Ratio of net investment income to average net assets	1.58	%(d)
Portfolio turnover rate(e)	173%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$12.16		$12.19	$12.22	$12.55
Net investment income(b)	0.09		0.15	0.11	0.09
Net realized and unrealized gain (loss)	(0.17)		0.07	0.07	0.26
Total from investment operations	(0.08)		0.22	0.18	0.35
Distributions to shareholders from net investment income	(0.10)		(0.25)	(0.16)	(0.67)
Distributions to shareholders from net realized gains	—		—	(0.05)	(0.01)
Total distributions	(0.10)		(0.25)	(0.21)	(0.68)
Net asset value, end of period	$11.98		$12.16	$12.19	$12.22
Total return(c)	(0.61)%		1.73%	1.50%	2.92%
Net assets, end of period (in 000s)	$199,713		$268,413	$5,468	$520
Ratio of net expenses to average net assets	0.68	%(d)	0.68%	0.67%	0.68	%(d)
Ratio of total expenses to average net assets	0.80	%(d)	0.78%	0.77%	0.79	%(d)
Ratio of net investment income to average net assets	1.56	%(d)	1.25%	0.92%	1.10	%(d)
Portfolio turnover rate(e)	173%		172%	289%	261%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.54		$9.70	$9.41	$10.06	$10.64	$10.46
Net investment income(a)	0.18		0.17	0.19	0.28	0.22	0.22
Net realized and unrealized gain (loss)	(0.29)		(0.25)	0.26	(0.52)	(0.51)	0.21
Total from investment operations	(0.11)		(0.08)	0.45	(0.24)	(0.29)	0.43
Distributions to shareholders from net investment income	(0.14)		(0.05)	(0.11)	(0.41)	(0.29)	(0.25)
Distributions to shareholders from capital	—		(0.03)	(0.05)	—	— (b)	—
Total distributions	(0.14)		(0.08)	(0.16)	(0.41)	(0.29)	(0.25)
Net asset value, end of period	$9.29		$9.54	$9.70	$9.41	$10.06	$10.64
Total return(c)	(1.18)%		(0.86)%	4.84%	(2.49)%	(2.78)%	4.16%
Net assets, end of period (in 000s)	$240,899		$311,146	$646,435	$1,383,885	$2,648,848	$3,694,217
Ratio of net expenses to average net assets	0.98	%(d)	0.95%	0.92%	0.90%	0.91%	0.91%
Ratio of total expenses to average net assets	0.98	%(d)	0.95%	0.93%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	3.73	%(d)	1.81%	1.96%	2.83%	2.10%	2.08%
Portfolio turnover rate(e)	84%		128%	184%	212%	188%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.52		$9.71	$9.41	$10.06	$10.64	$10.46
Net investment income(a)	0.14		0.10	0.12	0.21	0.14	0.14
Net realized and unrealized gain (loss)	(0.29)		(0.26)	0.28	(0.52)	(0.51)	0.21
Total from investment operations	(0.15)		(0.16)	0.40	(0.31)	(0.37)	0.35
Distributions to shareholders from net investment income	(0.10)		(0.02)	(0.07)	(0.34)	(0.21)	(0.17)
Distributions to shareholders from capital	—		(0.01)	(0.03)	—	— (b)	—
Total distributions	(0.10)		(0.03)	(0.10)	(0.34)	(0.21)	(0.17)
Net asset value, end of period	$9.27		$9.52	$9.71	$9.41	$10.06	$10.64
Total return(c)	(1.56)%		(1.60)%	4.25%	(3.21)%	(3.51)%	3.37%
Net assets, end of period (in 000s)	$198,585		$252,929	$448,657	$710,230	$1,096,577	$1,017,213
Ratio of net expenses to average net assets	1.73	%(d)	1.70%	1.60%	1.65%	1.66%	1.66%
Ratio of total expenses to average net assets	1.73	%(d)	1.70%	1.68%	1.66%	1.66%	1.66%
Ratio of net investment income to average net assets	2.97	%(d)	1.01%	1.26%	2.08%	1.34%	1.31%
Portfolio turnover rate(e)	84%		128%	184%	212%	188%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.55		$9.70	$9.41	$10.06	$10.64	$10.46
Net investment income(a)	0.20		0.20	0.22	0.31	0.25	0.26
Net realized and unrealized gain (loss)	(0.30)		(0.25)	0.26	(0.52)	(0.50)	0.21
Total from investment operations	(0.10)		(0.05)	0.48	(0.21)	(0.25)	0.47
Distributions to shareholders from net investment income	(0.15)		(0.07)	(0.13)	(0.44)	(0.33)	(0.29)
Distributions to shareholders from capital	—		(0.03)	(0.06)	—	— (b)	—
Total distributions	(0.15)		(0.10)	(0.19)	(0.44)	(0.33)	(0.29)
Net asset value, end of period	$9.30		$9.55	$9.70	$9.41	$10.06	$10.64
Total return(c)	(1.01)%		(0.49)%	5.19%	(2.16)%	(2.45)%	4.51%
Net assets, end of period (in 000s)	$1,930,984		$3,849,088	$6,435,385	$11,261,977	$18,685,774	$15,469,529
Ratio of net expenses to average net assets	0.64	%(d)	0.61%	0.58%	0.56%	0.57%	0.57%
Ratio of total expenses to average net assets	0.64	%(d)	0.61%	0.59%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	4.12	%(d)	2.08%	2.31%	3.17%	2.43%	2.44%
Portfolio turnover rate(e)	84%		128%	184%	212%	188%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.55		$9.70	$9.41	$10.06	$10.63	$10.46
Net investment income(a)	0.19		0.19	0.21	0.31	0.24	0.25
Net realized and unrealized gain (loss)	(0.29)		(0.24)	0.26	(0.53)	(0.49)	0.20
Total from investment operations	(0.10)		(0.05)	0.47	(0.22)	(0.25)	0.45
Distributions to shareholders from net investment income	(0.15)		(0.07)	(0.13)	(0.43)	(0.32)	(0.28)
Distributions to shareholders from capital	—		(0.03)	(0.05)	—	— (b)	—
Total distributions	(0.15)		(0.10)	(0.18)	(0.43)	(0.32)	(0.28)
Net asset value, end of period	$9.30		$9.55	$9.70	$9.41	$10.06	$10.63
Total return(c)	(1.16)%		(0.56)%	5.10%	(2.24)%	(2.44)%	4.32%
Net assets, end of period (in 000s)	$132,289		$189,884	$345,997	$332,917	$684,204	$71,823
Ratio of net expenses to average net assets	0.73	%(d)	0.70%	0.67%	0.65%	0.66%	0.66%
Ratio of total expenses to average net assets	0.73	%(d)	0.70%	0.68%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	3.98	%(d)	2.01%	2.23%	3.09%	2.34%	2.32%
Portfolio turnover rate(e)	84%		128%	184%	212%	188%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Strategic Income Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$9.62
Net investment income(b)	0.14
Net realized and unrealized loss	(0.33)
Total from investment operations	(0.19)
Distributions to shareholders from net investment income	(0.15)
Net asset value, end of period	$9.28
Total return(c)	(1.93)%
Net assets, end of period (in 000s)	$566,166
Ratio of net expenses to average net assets	0.65	%(d)
Ratio of total expenses to average net assets	0.65	%(d)
Ratio of net investment income to average net assets	3.49	%(d)
Portfolio turnover rate(e)	84%

(a)	Class P Shares commenced operations on April 23, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.53		$9.70	$9.40	$10.05	$10.63	$10.45
Net investment income(a)	0.16		0.14	0.16	0.25	0.19	0.21
Net realized and unrealized gain (loss)	(0.28)		(0.25)	0.28	(0.52)	(0.51)	0.19
Total from investment operations	(0.12)		(0.11)	0.44	(0.27)	(0.32)	0.40
Distributions to shareholders from net investment income	(0.13)		(0.04)	(0.10)	(0.38)	(0.26)	(0.22)
Distributions to shareholders from capital	—		(0.02)	(0.04)	—	— (b)	—
Total distributions	(0.13)		(0.06)	(0.14)	(0.38)	(0.26)	(0.22)
Net asset value, end of period	$9.28		$9.53	$9.70	$9.40	$10.05	$10.63
Total return(c)	(1.41)%		(1.12)%	4.71%	(2.73)%	3.03%	3.90%
Net assets, end of period (in 000s)	$7,101		$7,361	$9,577	$9,399	$9,418	$5,454
Ratio of net expenses to average net assets	1.23	%(d)	1.20%	1.14%	1.15%	1.16%	1.16%
Ratio of total expenses to average net assets	1.23	%(d)	1.20%	1.18%	1.16%	1.16%	1.16%
Ratio of net investment income to average net assets	3.43	%(d)	1.46%	1.66%	2.58%	1.85%	1.96%
Portfolio turnover rate(e)	84%		128%	184%	212%	188%	302%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$9.55		$9.70	$9.41	$10.04
Net investment income(b)	0.19		0.21	0.21	0.20
Net realized and unrealized gain (loss)	(0.30)		(0.26)	0.27	(0.50)
Total from investment operations	(0.11)		(0.05)	0.48	(0.30)
Distributions to shareholders from net investment income	(0.15)		(0.06)	(0.13)	(0.33)
Distributions to shareholders from capital	—		(0.04)	(0.06)	—
Total distributions	(0.15)		(0.10)	(0.19)	(0.33)
Net asset value, end of period	$9.29		$9.55	$9.70	$9.41
Total return(c)	(1.11)%		(0.48)%	5.21%	(3.05)%
Net assets, end of period (in 000s)	$327,840		$24,628	$66,431	$19,708
Ratio of net expenses to average net assets	0.64	%(d)	0.60%	0.56%	0.53	%(d)
Ratio of total expenses to average net assets	0.64	%(d)	0.60%	0.57%	0.55	%(d)
Ratio of net investment income to average net assets	4.00	%(d)	2.14%	2.18%	3.19	%(d)
Portfolio turnover rate(e)	84%		128%	184%	212%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
Global Income	A, C, Institutional, Service, Investor, P* and R6	Non-diversified
Strategic Income	A, C, Institutional, Investor, P*, R and R6	Diversified

*	Commenced operations on April 20, 2018.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

135

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Income	Daily/Monthly	Annually
Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

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U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iv.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

vi.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Securities Sold Short — Securities sold short are those securities which a Fund has sold but which it does not own. When a Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, a Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM and GSAMI did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2018:

BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$171,975,992	$—
Mortgage-Backed Obligations	—	159,029,310	1,029,607
U.S. Treasury Obligations and/or Other U.S. Government Agencies	127,441,521	14,560,517	—
Asset-Backed Securities	—	69,222,056	—
Foreign Debt Obligations	—	12,412,400	—
Structured Note	—	541,906	—
Municipal Debt Obligations	—	6,385,597	—
Total	$127,441,521	$434,127,778	$1,029,607
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,128,125)	$—

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$1,640,735	$—
Futures Contracts(a)	1,337,619	—	—
Interest Rate Swap Contracts(a)	—	2,191,032	—
Credit Default Swap Contracts(a)	—	118,369	—
Total Return Swap Contracts(a)	—	22,499	—
Purchased Options Contracts	—	188,979	—
Total	$1,337,619	$4,161,614	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,740,490)	$—
Futures Contracts(a)	(1,716,692)	—	—
Interest Rate Swap Contracts(a)	—	(1,053,336)	—
Credit Default Swap Contracts(a)	—	(290,461)	—
Written Options Contracts	—	(176,127)	—
Total	$(1,716,692)	$(3,260,414)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$387,721,129	$—
Mortgage-Backed Obligations	—	314,413,183	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	219,448,563	74,120,478	—
Asset-Backed Securities	—	109,651,883	—
Foreign Debt Obligations	—	21,548,376	—
Municipal Debt Obligations	—	14,118,965	—
Investment Company	29,262	—	—
Short-term Investments	—	41,157,841	—
Total	$219,477,825	$962,731,855	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(31,545,391)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,282,572	$—
Futures Contracts	370,153	—	—
Interest Rate Swap Contracts	—	1,474,564	—
Credit Default Swap Contracts	—	162,710	—
Total	$370,153	$2,919,846	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,215,506)	$—
Futures Contracts	(1,914,587)	—	—
Interest Rate Swap Contracts	—	(780,749)	—
Credit Default Swap Contracts	—	(538)	—
Total	$(1,914,587)	$(1,996,793)	$—

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$136,065,634	$73,548,636	$—
Corporate Obligations	—	167,228,714	—
Asset-Backed Securities	—	115,025,376	—
Mortgage-Backed Obligations	—	103,336,023	—
U.S. Government Agencies	—	2,410,146	—
Municipal Debt Obligation	—	2,926,115	—
Investment Company	5,514,845	—	—
Total	$141,580,479	$464,475,010	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(13,217,344)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$4,344,812	$—
Futures Contracts(a)	673,085	—	—
Interest Rate Swap Contracts(a)	—	2,757,905	—
Credit Default Swap Contracts(a)	—	150,935	—
Purchased Options Contracts	—	168,241	—
Total	$673,085	$7,421,893	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(2,826,380)	$—
Futures Contracts(a)	(1,502,399)	—	—
Interest Rate Swap Contracts(a)	—	(882,935)	—
Credit Default Swap Contracts(a)	—	(314,694)	—
Written Options Contracts	—	(159,234)	—
Total	$(1,502,399)	$(4,183,243)	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$57,597,638	$6,752,721
Corporate Obligations	—	396,923,727	—
Mortgage-Backed Obligations	—	517,921,015	15,830,204
U.S. Treasury Obligations and/or Other U.S. Government Agencies	59,924,717	13,043,468	—
Asset-Backed Securities	—	1,440,815,939	—
Foreign Debt Obligations	149,586,761	324,557,538	—
Structured Note	—	10,675,547	—
Municipal Debt Obligations	—	59,121,755	—
Common Stock and/or Other Equity Investments(b)
North America	40,638,270	—	—
Investment Company	17,942	—	—
Short-term Investments	—	249,015,072	—
Total	$250,167,690	$3,069,671,699	$22,582,925

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$30,966,642	$—
Futures Contracts(a)	23,918,313	—	—
Interest Rate Swap Contracts(a)	—	59,599,163	—
Credit Default Swap Contracts(a)	—	987,349	—
Total Return Swap Contracts(a)	—	15,802	—
Purchased Options Contracts	—	4,762,811	—
Total	$23,918,313	$96,331,767	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(17,470,085)	$—
Futures Contracts(a)	(10,695,109)	—	—
Interest Rate Swap Contracts(a)	—	(13,648,008)	—
Credit Default Swap Contracts(a)	—	(11,004,389)	—
Total Return Swap Contracts(a)	—	(19,429)	—
Written Options Contracts	—	(4,490,508)	—
Total	$(10,695,109)	$(46,632,419)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Variation margin on swap contracts; Purchased options contracts, at value	$3,740,129	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options contracts, at value	$(2,946,155	)(a)(b)
Credit	Variation margin on swap contracts	118,369	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(290,461	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,640,735		Payable for unrealized loss on forward foreign currency exchange contracts	(1,740,490)
Total		$5,499,233			$(4,977,106)

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$1,844,717	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(2,695,336	)(a)
Credit	Variation margin on swap contracts	162,710	(a)	Variation margin on swap contracts	(538	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	1,282,572		Payable for unrealized loss on forward foreign currency exchange contracts.	(1,215,506)
Total		$3,289,999			$(3,911,380)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options contracts, at value	$3,599,231	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options contracts, at value	$(2,544,568	)(a)
Credit	Variation margin on swap contracts	150,935	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts	(314,694	)(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,344,812		Payable for unrealized loss on forward foreign currency exchange contracts	(2,826,380)
Total		$8,094,978			$(5,685,642)

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4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Purchased options contracts, at value	$88,296,089	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts; Written options contracts, at value	$(28,853,054)	(a)(b)
Credit	Variation margin on swap contracts	987,349	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(11,004,389)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	30,966,642		Payable for unrealized loss on forward foreign currency exchange contracts	(17,470,085)
Total		$120,250,080			$(57,327,528)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $289,879, $314,142 and $10,246,959 for the Bond, Global Income and Strategic Income Funds which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$1,508,446	$(841,465)	1,837
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(77,497)	165,851	59
Currency	Net realized gain (loss) on forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(5,606,479)	468,904	619
Total		$(4,175,530)	$(206,710)	2,515

(a)	Average number of contracts is based on the average of month end balances for the period ended September 30, 2018.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts and swap contracts	$1,359,921	$(2,649,892)	1,812
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	40,681	177,327	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,350,168)	652,420	344
Total		$50,434	$(1,820,145)	2,158

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$2,223,575	$(1,625,187)	1,888
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(14,926)	107,108	6
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	12,122,268	3,840,907	623
Total		$14,330,917	$2,322,828	2,517

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$64,454,498	$(3,481,219)	37,244
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(10,742,340)	8,994,970	56
Currency	Net realized gain (loss) on forward foreign currency exchange/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(41,735,895)	29,738,179	643
Total		$11,976,263	$35,251,930	37,943

(a)	Average number of contracts is based on the average of month end balances for the period ended September 30, 2018.

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4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2018:

Global Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$(8,725)	$—	$—	$(8,725)	$(8,725)	$—	$(8,725)
Citibank NA	58,215	—	—	58,215	(274,262)	—	(57,761)	(332,023)	(273,808)	—	(273,808)
Deutsche Bank AG (London)	—	—	—	—	(1,930)	—	—	(1,930)	(1,930)	—	(1,930)
JPMorgan Securities, Inc.	55,248	—	—	55,248	(29,225)	—	(52,477)	(81,702)	(26,454)	—	(26,454)
MS & Co. Int. PLC	54,778	—	4,344,812	4,399,590	—	(2,826,380)	(48,996)	(2,875,376)	1,524,214	—	1,524,214
Total	$168,241	$—	$4,344,812	$4,513,053	$(314,142)	$(2,826,380)	$(159,234)	$(3,299,756)	$1,213,297	$—	$1,213,297

(1)	Gross amounts available for offset but not netted in the Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$(645,958)	$—	$—	$(645,958)	$(645,958)	$645,958	$—
BoA Securities LLC	184,835	—	—	184,835	(57,877)	—	(200,635)	(258,512)	(73,677)	—	(73,677)
Citibank NA	2,018,069	—	—	2,018,069	(8,653,374)	—	(1,936,397)	(10,589,771)	(8,571,702)	8,571,702	—
CS International (London)	—	15,802	—	15,802	—	—	—	—	15,802	—	15,802
Deutsche Bank AG	—	—	—	—	(239,803)	—	—	(239,803)	(239,803)	220,000	(19,803)
JPMorgan Securities, Inc.	1,423,917	—	—	1,423,917	(518,936)	—	(1,336,805)	(1,855,741)	(431,824)	431,824	—
MS & Co. Int. PLC	1,135,990	—	30,966,642	32,102,632	—	(17,470,085)	(1,016,671)	(18,486,756)	13,615,876	—	13,615,876
UBS AG (London)	—	—	—	—	(131,011)	—	—	(131,011)	(131,011)	—	(131,011)
Total	$4,762,811	$15,802	$30,966,642	$35,745,255	$(10,246,959)	$(17,470,085)	$(4,490,508)	$(32,207,552)	$3,537,703	$9,869,484	$13,407,187

(1)	Gross amounts available for offset but not netted in the Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2018, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.41%
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.40	0.39
Global Income	0.65	0.59	0.56	0.55	0.54	0.65	0.64
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.54	0.54

*	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Fund in which the Funds invest. For the six months ended September 30, 2018, GSAM waived $2,255, $33,988 and $26,138 of the Fund’s management fee for the Bond, Core Fixed Income and Strategic Income Funds, respectively. For the six months ended September 30, 2018, GSAMI waived $15,878 of the Fund’s management fee for the Global Income Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Bond	$1,240	$28
Core Fixed Income	870	361
Global Income	1,136	—
Strategic Income	2,596	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Income and Strategic Income Funds are 0.004%, 0.014%, 0.004% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 29, 2019 for all classes, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended September 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Bond	$2,255	$348	$369,370	371,973
Core Fixed Income	33,988	205	245,672	279,865
Global Income	15,878	251	381,388	397,517
Strategic Income	26,138	1,067	—	27,205

G.  Line of Credit Facility — As of September 30, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM and GSAMI or their affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2018, Goldman Sachs earned $27,632, $32,645 and $541,832 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of September 30, 2018, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	18%	13%

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended September 30, 2018:

Fund	Market Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value as of September 30, 2018	Shares as of September 30, 2018	Dividend Income
Bond	$9,604,453	$75,104,796	$(84,709,249)	$—	$—	$21,693
Core Fixed Income	52,662	465,047,376	(465,070,776)	29,262	29,262	379,432
Global Income	17,800,265	232,791,436	(245,076,856)	5,514,845	5,514,845	173,980
Strategic Income	133,243	916,318,003	(916,433,304)	17,942	17,942	292,028

The following table provides information about the investment in the shares of an issuer deemed to be an affiliate by the Strategic Income Fund for the six months ended September 30, 2018:

Name of Affiliated Issuer	Market Value as of March 31, 2018	Net Change in Unrealized Gain (loss)	Market Value as of September 30, 2018
Blue Ridge Mountain Resource, Inc. — Common Stock	$64,216,133	$(23,577,863)	$40,638,270

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2018, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Bond	$1,232,225,686	$117,473,343	$1,224,082,889	$81,243,835
Core Fixed Income	2,490,535,659	269,470,791	(2,372,743,406)	(109,230,555)
Global Income	903,027,405	180,604,308	921,868,849	205,575,050
Strategic Income	2,382,598,173	464,972,805	2,407,697,088	1,012,089,535

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2018, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Capital loss carryforwards
Perpetual Short-Term	$(2,257,799)	$(3,801,370)	$(1,774,522)	$(1,174,949,035)
Perpetual Long-Term	(2,272,917)	(2,153,767)	(4,069,869)	(677,867,817)
Total capital loss carryforwards	$(4,530,716)	$(5,955,137)	$(5,844,391)	$(1,852,816,852)
Timing differences (Straddle Loss Deferral/Post October Loss Deferral/Distributions Payable/Qualified Late Year Loss Deferral)	$(9,057,795)	$(11,468,413)	$(25,575,076)	$(223,170,613)

As of September 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Income	Strategic Income
Tax Cost	$571,679,318	$1,194,673,442	$610,853,981	$3,498,816,067
Gross unrealized gain	4,292,583	6,538,591	8,101,688	87,808,191
Gross unrealized loss	(13,372,995)	(19,002,353)	(12,900,179)	(244,201,945)
Net unrealized gains (losses)	$(9,080,412)	$(12,463,762)	$(4,798,491)	$(156,393,754)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and options contracts, foreign currency contracts, and differences in the tax treatment of swap transactions and bank loans.

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the

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8. OTHER RISKS (continued)

Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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8. OTHER RISKS (continued)

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM and GSAMI are currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM and GSAMI are currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	956,389	$9,403,998	2,918,449	$29,628,226
Reinvestment of distributions	116,060	1,139,181	229,301	2,327,958
Shares redeemed	(1,226,803)	(12,066,071)	(4,537,779)	(45,655,473)
	(154,354)	(1,522,892)	(1,390,029)	(13,699,289)
Class C Shares
Shares sold	25,357	248,426	286,036	2,901,363
Reinvestment of distributions	9,308	91,324	19,364	196,593
Shares redeemed	(532,278)	(5,223,009)	(732,653)	(7,426,739)
	(497,613)	(4,883,259)	(427,253)	(4,328,783)
Institutional Shares
Shares sold	2,378,258	23,375,834	11,658,102	118,381,633
Reinvestment of distributions	360,687	3,542,193	785,928	7,974,545
Shares redeemed	(14,949,441)	(147,065,968)	(13,278,502)	(134,149,405)
	(12,210,496)	(120,147,941)	(834,472)	(7,793,227)
Service Shares
Shares sold	5,468	53,789	38,859	396,093
Reinvestment of distributions	496	4,864	2,036	20,734
Shares redeemed	(4,763)	(46,619)	(127,177)	(1,292,623)
	1,201	12,034	(86,282)	(875,796)
Investor Shares
Shares sold	481,074	4,703,273	1,895,986	19,251,067
Reinvestment of distributions	46,147	451,474	102,387	1,036,071
Shares redeemed	(903,670)	(8,853,835)	(2,715,839)	(27,344,051)
	(376,449)	(3,699,088)	(717,466)	(7,056,913)
Class P Shares(a)
Shares sold	11,383,679	111,983,879	—	—
Reinvestment of distributions	64,818	633,118	—	—
Shares redeemed	(367,387)	(3,591,922)	—	—
	11,081,110	109,025,075	—	—
Class R Shares
Shares sold	260,372	2,556,968	603,605	6,121,355
Reinvestment of distributions	8,682	85,133	15,418	156,332
Shares redeemed	(468,075)	(4,598,057)	(839,547)	(8,479,340)
	(199,021)	(1,955,956)	(220,524)	(2,201,653)
Class R6 Shares
Shares sold	837,825	8,235,783	2,951,844	30,022,570
Reinvestment of distributions	97,136	953,009	152,783	1,548,933
Shares redeemed	(1,246,909)	(12,202,881)	(1,067,075)	(10,810,323)
	(311,948)	(3,014,089)	2,037,552	20,761,180
NET DECREASE	(2,667,570)	$(26,186,116)	(1,638,474)	$(15,194,481)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	453,608	$4,609,714	1,774,786	$18,565,470
Reinvestment of distributions	67,355	683,990	185,675	1,939,189
Shares redeemed	(761,361)	(7,731,061)	(10,144,175)	(106,377,446)
	(240,398)	(2,437,357)	(8,183,714)	(85,872,787)
Class C Shares
Shares sold	43,099	441,372	199,266	2,086,521
Reinvestment of distributions	6,759	68,972	14,198	148,833
Shares redeemed	(336,357)	(3,426,197)	(761,660)	(8,007,940)
	(286,499)	(2,915,853)	(548,196)	(5,772,586)
Institutional Shares
Shares sold	2,760,595	28,139,769	29,813,621	313,417,436
Reinvestment of distributions	689,630	7,036,024	2,048,893	21,447,845
Shares redeemed	(64,918,622)	(663,491,552)	(23,386,298)	(244,728,381)
	(61,468,397)	(628,315,759)	8,476,216	90,136,900
Service Shares
Shares sold	7,600	77,395	3,762	39,556
Reinvestment of distributions	396	4,037	1,041	10,919
Shares redeemed	(19,944)	(203,256)	(49,740)	(522,963)
	(11,948)	(121,824)	(44,937)	(472,488)
Investor Shares
Shares sold	184,183	1,878,552	1,148,107	12,010,587
Reinvestment of distributions	56,762	576,765	103,733	1,082,541
Shares redeemed	(615,162)	(6,251,387)	(554,244)	(5,745,542)
	(374,217)	(3,796,070)	697,596	7,347,586
Class P Shares(a)
Shares sold	57,339,901	587,162,224	—	—
Reinvestment of distributions	374,044	3,813,412	—	—
Shares redeemed	(2,725,930)	(27,828,438)	—	—
	54,988,015	563,147,198	—	—
Class R Shares
Shares sold	40,293	410,201	407,639	4,273,475
Reinvestment of distributions	4,722	47,968	7,294	76,043
Shares redeemed	(42,314)	(429,371)	(52,720)	(547,680)
	2,701	28,798	362,213	3,801,838
Class R6 Shares
Shares sold	25,241,669	258,088,207	824,067	8,492,554
Reinvestment of distributions	242,095	2,469,657	4,592	47,523
Shares redeemed	(3,811,805)	(38,733,883)	(5,375,967)	(56,289,294)
	21,671,959	221,823,981	(4,547,308)	(47,749,217)
NET INCREASE (DECREASE)	14,281,216	$147,413,114	(3,788,130)	$(38,580,754)

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	831,765	$10,054,655	1,995,652	$24,522,175
Reinvestment of distributions	36,688	442,699	152,102	1,863,802
Shares redeemed	(1,268,401)	(15,312,614)	(6,845,470)	(83,867,526)
	(399,948)	(4,815,260)	(4,697,716)	(57,481,549)
Class C Shares
Shares sold	46,103	552,963	188,183	2,289,435
Reinvestment of distributions	2,374	28,419	11,222	136,207
Shares redeemed	(247,730)	(2,963,060)	(842,601)	(10,268,266)
	(199,253)	(2,381,678)	(643,196)	(7,842,624)
Institutional Shares
Shares sold	3,112,097	37,525,348	16,957,855	207,721,581
Reinvestment of distributions	177,371	2,136,893	885,843	10,838,416
Shares redeemed	(7,599,337)	(91,705,696)	(42,898,982)	(522,185,661)
	(4,309,869)	(52,043,455)	(25,055,284)	(303,625,664)
Service Shares
Shares sold	11,043	132,496	65,757	802,057
Reinvestment of distributions	792	9,484	2,641	32,122
Shares redeemed	(8,661)	(103,909)	(148,319)	(1,809,824)
	3,174	38,071	(79,921)	(975,645)
Investor Shares
Shares sold	531,506	6,396,616	2,112,928	25,841,984
Reinvestment of distributions	35,199	423,318	139,207	1,699,991
Shares redeemed	(1,626,109)	(19,557,515)	(5,060,157)	(61,753,018)
	(1,059,404)	(12,737,581)	(2,808,022)	(34,211,043)
Class P Shares(a)
Shares sold	754,617	9,130,869	—	—
Reinvestment of distributions	2,798	33,647	—	—
Shares redeemed	(55,206)	(665,933)	—	—
	702,209	8,498,583	—	—
Class R6 Shares
Shares sold	402,197	4,852,348	22,402,182	271,105,093
Reinvestment of distributions	144,201	1,737,944	45,940	558,105
Shares redeemed	(5,959,716)	(71,679,697)	(814,933)	(9,867,490)
	(5,413,318)	(65,089,405)	21,633,189	261,795,708
NET DECREASE	(10,676,409)	$(128,530,725)	(11,650,950)	$(142,340,817)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,529,976	$23,822,849	8,967,025	$86,286,695
Reinvestment of distributions	386,136	3,619,864	438,497	4,218,311
Shares redeemed	(9,594,692)	(90,520,637)	(43,408,662)	(416,606,844)
	(6,678,580)	(63,077,924)	(34,003,140)	(326,101,838)
Class C Shares
Shares sold	215,233	2,026,974	681,947	6,544,243
Reinvestment of distributions	220,887	2,065,058	126,490	1,218,412
Shares redeemed	(5,582,421)	(52,405,933)	(20,446,200)	(196,075,794)
	(5,146,301)	(48,313,901)	(19,637,763)	(188,313,139)
Institutional Shares
Shares sold	19,214,451	181,509,146	125,331,448	1,203,595,796
Reinvestment of distributions	4,709,761	44,239,899	5,484,503	52,703,012
Shares redeemed	(219,269,925)	(2,058,564,403)	(390,945,597)	(3,745,552,543)
	(195,345,713)	(1,832,815,358)	(260,129,646)	(2,489,253,735)
Investor Shares
Shares sold	1,890,656	17,847,670	4,914,674	47,167,841
Reinvestment of distributions	269,644	2,529,971	305,093	2,932,452
Shares redeemed	(7,818,395)	(73,648,702)	(20,990,361)	(201,417,714)
	(5,658,095)	(53,271,061)	(15,770,594)	(151,317,421)
Class P Shares(a)
Shares sold	71,588,289	671,521,349	—	—
Reinvestment of distributions	526,216	4,894,236	—	—
Shares redeemed	(11,115,993)	(103,783,963)	—	—
	60,998,512	572,631,622	—	—
Class R Shares
Shares sold	68,424	642,776	206,080	1,972,892
Reinvestment of distributions	7,475	69,916	3,849	37,003
Shares redeemed	(82,985)	(774,504)	(425,003)	(4,079,220)
	(7,086)	(61,812)	(215,074)	(2,069,325)
Class R6 Shares
Shares sold	33,204,849	308,702,053	1,327,461	12,784,546
Reinvestment of distributions	111,096	1,035,454	55,445	532,677
Shares redeemed	(616,201)	(5,805,670)	(5,650,947)	(54,200,486)
	32,699,744	303,931,837	(4,268,041)	(40,883,263)
NET DECREASE	(119,137,519)	$(1,120,976,597)	(334,024,258)	$(3,197,938,721)

(a)	Class P Shares commenced operations on April 20, 2018.

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Fund Expenses — Six Month Period Ended September 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018, which represents a period of 183 days of a 365 day year (163 out of 365 days for Class P Shares, which commenced operations on April 20, 2018). The Class P example for hypothetical expenses reflects projected activity for the period from April 1, 2018 through September 31, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*
Class A
Actual	$1,000.00	$990.00		$3.99	$1,000.00	$998.10		$3.91
Hypothetical 5% return	1,000.00	1,021.16	+	4.05	1,000.00	1,021.16	+	3.95
Class C
Actual	1,000.00	985.30		7.71	1,000.00	993.50		7.65
Hypothetical 5% return	1,000.00	1,017.30	+	7.84	1,000.00	1,017.40	+	7.74
Institutional
Actual	1,000.00	991.70		2.30	1,000.00	999.80		2.21
Hypothetical 5% return	1,000.00	1,022.76	+	2.33	1,000.00	1,022.86	+	2.23
Service
Actual	1,000.00	988.20		4.78	1,000.00	996.40		4.70
Hypothetical 5% return	1,000.00	1,020.36	+	4.86	1,000.00	1,020.36	+	4.76
Investor
Actual	1,000.00	990.20		2.74	1,000.00	999.30		2.66
Hypothetical 5% return	1,000.00	1,022.31	+	2.79	1,000.00	1,022.41	+	2.69
Class P(a)
Actual	1,000.00	996.70		1.98	1,000.00	1,000.00		1.94
Hypothetical 5% return	1,000.00	1,019.85	+	2.28	1,000.00	1,019.85	+	2.23
Class R
Actual	1,000.00	988.80		5.23	1,000.00	996.90		5.16
Hypothetical 5% return	1,000.00	1,019.90	+	5.32	1,000.00	1,019.90	+	5.22
Class R6
Actual	1,000.00	990.70		2.25	1,000.00	999.90		2.17
Hypothetical 5% return	1,000.00	1,022.81	+	2.28	1,000.00	1,022.90	+	2.19

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Bond+	0.80%	1.55%	0.46%	0.96%	0.55%	0.45%	1.05%	0.45%
Core Fixed Income+	0.78	1.53	0.44	0.94	0.53	0.44	1.03	0.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Class P Shares commenced operations on April 20, 2018.

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2018 (Unaudited) (continued)

	Global Income Fund				Strategic Income Fund
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*
Class A
Actual	$1,000.00	$992.20		$5.14	$1,000.00	$988.20		$4.88
Hypothetical 5% return	1,000.00	1,021.16	+	5.22	1,000.00	1,021.16	+	4.96
Class C
Actual	1,000.00	988.40		8.87	1,000.00	984.40		8.61
Hypothetical 5% return	1,000.00	1,016.14	+	9.00	1,000.00	1,016.39	+	8.74
Institutional
Actual	1,000.00	993.90		3.45	1,000.00	989.90		3.19
Hypothetical 5% return	1,000.00	1,021.61	+	3.50	1,000.00	1,021.86	+	3.24
Service
Actual	1,000.00	990.50		5.94	—	—		—
Hypothetical 5% return	1,000.00	1,020.36	+	6.02	—	—		—
Investor
Actual	1,000.00	993.40		3.90	1,000.00	988.40		3.64
Hypothetical 5% return	1,000.00	1,021.16	+	3.95	1,000.00	1,021.41	+	3.70
Class P(a)
Actual	1,000.00	997.90		3.04	1,000.00	980.70		2.84
Hypothetical 5% return	1,000.00	1,019.85	+	3.49	1,000.00	1,019.85	+	3.29
Class R
Actual	—	—		—	1,000.00	985.90		6.12
Hypothetical 5% return	—	—		—	1,000.00	1,019.90	+	6.23
Class R6
Actual	1,000.00	993.90		3.40	1,000.00	988.90		3.19
Hypothetical 5% return	1,000.00	1,021.66	+	3.45	1,000.00	1,021.86	+	3.24

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R	Class R6
Global Income+	1.03%	1.78%	0.69%	1.19%	0.78%	0.69%	—%	0.68%
Strategic Income+	0.98	1.73	0.64	—	0.73	0.65	1.23	0.64

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(a)	Class P Shares commenced operations on April 20, 2018.

163

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, and Goldman Sachs Strategic Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) on behalf of the Bond, Core Fixed Income, and Strategic Income Funds with Goldman Sachs Asset Management, L.P. (“GSAM”) and on behalf of the Global Income Fund with Goldman Sachs Asset Management International (together with GSAM, the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Bond, Core Fixed Income, and Strategic Income Funds) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers and their affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Advisers addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Advisers and their affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Advisers and their affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Advisers’ portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Advisers. They also noted the Investment Advisers’ commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Advisers and their affiliates to combat cyber security risks. The Trustees concluded that the Investment Advisers continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Advisers would continue to do so in the future. The Trustees also recognized that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers and their affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Advisers using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

165

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Bond, Core Fixed Income, and Strategic Income Funds’ performance to that of composites of accounts with comparable investment strategies managed by GSAM.

In addition, the Trustees considered materials prepared and presentations made by the Investment Advisers’ senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Advisers’ periodic reports with respect to the Funds’ risk profiles, and how the Investment Advisers’ approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Bond Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2018. They noted that the Core Fixed Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2018. The Trustees observed that the Global Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the five- and ten-year periods and in the fourth quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2018. They also noted that the Strategic Income Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, and five-year periods; had outperformed the Fund’s LIBOR-based benchmark index by 0.04% and 0.30%, respectively, for the three- and five-year periods and underperformed by 1.70% for the one-year period; and had underperformed the average performance of a group of competitor funds, as determined by GSAM, for the one-, three-, and five-year periods ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Bond Fund, the Trustees noted that the management fee breakpoint schedule had been reduced at all asset levels since the Fund’s Management Agreement was last approved. In addition, the Trustees considered the Investment Advisers’ undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Advisers manage other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Advisers to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Advisers’ revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Advisers’ expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Advisers for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should

166

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Advisers’ expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Advisers’ overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Bond Fund	Core Fixed Income Fund	Global Income Fund	Strategic Income Fund
First $1 billion	0.41%	0.40%	0.65%	0.60%
Next $1 billion	0.37	0.36	0.59	0.54
Next $3 billion	0.35	0.34	0.56	0.51
Next $3 billion	0.34	0.33	0.55	0.50
Over $8 billion	0.34	0.32	0.54	0.49

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer groups; and the Investment Advisers’ undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that GSAM had passed along savings to shareholders of the Core Fixed Income and Strategic Income Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Advisers and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization;

167

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by its respective Investment Adviser, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Advisers’ continued management likely would benefit each applicable Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2019.

168

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2018 Goldman Sachs. All rights reserved. 148579-OTU-870946 MSFISAR-18/49.3k

Goldman Sachs Funds

Semi-Annual Report	September 30, 2018

Municipal Fixed Income Funds
Dynamic Municipal Income
High Yield Municipal
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic investment options, tax-free income opportunities, and access to areas of specialization

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market generated positive returns during the six months ended September 30, 2018 (the “Reporting Period”), benefiting from supportive supply and demand conditions even as municipal yields rose.

During the second quarter of 2018, when the Reporting Period began, municipal securities posted gains. The state budget cycle came and went with little fanfare, reflecting the benefit of tax receipts coming in at or above expectations. Investment flows to municipal bond mutual funds were slightly positive during the second calendar quarter. As for new issuance, it was significantly higher than the low volumes of the first calendar quarter, but it was below 2017’s second quarter volumes. In the third quarter of 2018, municipal securities declined slightly. July and August were dominated by seasonal factors, as municipal bond investors sought to reinvest the cash proceeds from maturing bonds, called bonds and coupon income. This seasonal reinvestment cycle created a net negative supply environment and pushed up the valuations of short-maturity municipal securities to fairly rich levels relative to recent history. In September 2018, interest rate volatility increased across the fixed income market, and municipal yields climbed. Yields on short-maturity municipal securities rose significantly due to what many considered their expensive valuations and because of a supply overhang from several large short-term new issue transactions. In the third quarter of 2018, investment flows to municipal bond mutual funds were modestly positive, while new issuance declined.

During the Reporting Period overall, yields rose along the municipal yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Short-term municipal yields (as represented by two-year maturities) rose the most, followed by long-term municipal yields; intermediate-term municipal yields rose the least. As a result, the municipal yield curve flattened. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows; opposite of a steepening yield curve.) The yield on a two-year AAA-rated municipal security increased 32 basis points to 1.97%; the yield on a 10-year AAA-rated municipal security increased 16 basis points to 2.58%; and the yield on a 30-year AAA-rated municipal security increased 24 basis points to 3.19%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose 55 basis points to 2.82%; the yield on a 10-year U.S. Treasury rose 32 basis points to 3.06%; and the yield on a 30-year U.S. Treasury security rose 23 basis points to 3.21%. (Source: GSAM, MMD and Bloomberg.)

Primary market issuance was low during the Reporting Period as a whole, with $184 billion of new supply — a decline of approximately 8% year over year. Municipal bond mutual funds saw average investment inflows of $174 million per week for a total of $4.54 billion during the Reporting Period overall. (Source: Lipper.) Individual investor demand remained positive, but corporate demand, especially from banks and insurance companies, softened due to the corporate tax cuts that took effect on January 1, 2018.

High Yield Municipals

During the Reporting Period, the high yield municipal bond market outperformed the investment grade municipal bond market. The main drivers of outperformance among high yield municipal bonds were Puerto Rico credits, which returned 21.81%, as measured by the Bloomberg Barclays High Yield Municipal Bond Index. The water and sewer sectors, which returned 14.32% and 6.42%, respectively, were also top performers in the high yield municipal bond market during the Reporting Period.

2

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we expected municipal bond market technicals, or supply/demand conditions, to weaken during the fourth quarter of 2018, given that the summer reinvestment cycle had ended and because new issuance historically picks up during the fall. In our opinion, individual demand for municipal securities will likely remain stable and may even strengthen given both the minimal decrease in the highest individual income tax rates under the new tax law and the $10,000 cap on the deduction for state and local taxes. We expect demand to be greater in high income tax states, such as California and New York. As for corporate demand, we anticipate it may well remain constrained, with fewer investments by banks and insurance companies. These entities may also trim their municipal holdings, in our view, as they adjust to the new tax regime and based on the valuations of tax-exempt investments versus taxable fixed income alternatives. We think this trend could reverse if municipal securities cheapen, potentially making them more attractive on an after-tax basis.

Overall, we were constructive on longer-maturity municipal bonds at the end of the Reporting Period, largely because of their valuations as well as the steepness of the municipal yield curve relative to the U.S. Treasury yield curve. That said, individual investors may limit their investments in longer-maturity municipal bonds amid headlines surrounding rising U.S. Treasury yields and potentially higher inflation. We anticipate continued volatility in interest rates due to positive economic data, market expectations for future Federal Reserve (“Fed”) rate hikes, the Fed’s continued tapering of its balance sheet, and the economic boost the tax law may provide to both corporations and individuals.

Credit fundamentals in the municipal bond market remained strong at the end of the Reporting Period. Recent data showed a positive trend for state and local governments’ finances and revenue growth. With some exceptions, most municipalities were exhibiting healthy credit metrics and remaining fiscally austere. We plan to monitor the November 2018 mid-term elections, with a focus on certain races that appear to be of interest to the broad municipal bond market. In addition, we will be monitoring some state ballot initiatives that seek approval for sizeable bond issuances to fund a variety of projects.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Fixed Income Funds invested in the most tax-efficient manner.

3

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated cumulative total returns, without sales charges, of 2.37%, 1.99%, 2.54%, 2.35%, 2.56% and 2.55%, respectively. These returns compare to the 0.74% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.93% compared to the 1.02% cumulative total return of the Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund was helped during the Reporting Period by our bottom-up issue selection. The Fund’s combined duration and yield curve positioning also added to relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Conversely, our sector positioning detracted from the Fund’s relative performance.

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from an overweight relative to the Index in state general obligation bonds. Its overweight position in university credits detracted from relative returns. Among states, an overweight in Puerto Rico credits contributed positively, while an overweight in Illinois credits dampened relative results.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s combined duration and yield curve positioning bolstered its returns. Although the Fund was hampered by its overweight relative to the Index in the longer-term segment of the municipal yield curve, this was more than offset by the Fund’s overall shorter duration position compared to that of the Index, which helped as municipal yields rose during the Reporting Period. (The duration positioning strategy is primarily implemented via interest rate swaps.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The Fund also employed U.S. Treasury futures to manage U.S. interest rate duration. To manage against potential changes in interest rates, the Fund used interest rate swap contracts during the Reporting Period overall. Derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposure to special assessment bonds. We increased its exposure to general obligation bonds. From a state perspective, we decreased its allocation to Florida credits and increased its allocation to Illinois credits. In addition, we reduced the Fund’s position in the one- to three-year segment of the municipal yield curve, while increasing its position in the four- to six-year segment.

4

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. It was overweight Illinois and Florida municipal bonds and underweight New York and California municipal bonds at the end of the Reporting Period.

5

FUND BASICS

Dynamic Municipal Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-10 Yr Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	2.37%	0.74%	2.54%	2.50%	4.49%
Class C	1.99	0.74	1.89	1.85	3.34
Institutional	2.54	0.74	2.98	2.94	5.27
Service	2.35	0.74	2.48	2.44	4.38
Investor	2.56	0.74	2.88	2.85	5.09
Class R6	2.55	0.74	2.99	2.95	5.28

April 20, 2018– September 30, 2018
Class P	1.93%	1.02%	2.99%	2.95%	5.28%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2017 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.75%	3.39%	4.73%	4.49%	7/20/93
Class C	1.31	3.41	4.35	3.61	8/15/97
Institutional	3.45	4.54	5.49	4.76	8/15/97
Service	2.93	4.02	4.95	4.26	8/15/97
Investor	3.37	4.46	N/A	4.39	7/30/10
Class P	N/A	N/A	N/A	1.93	4/20/18
Class R6	N/A	N/A	N/A	3.85	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.76%	0.80%
Class C	1.51	1.55
Institutional	0.42	0.46
Service	0.92	0.96
Investor	0.51	0.55
Class P	0.41	0.45
Class R6	0.41	0.45

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

8

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated cumulative total returns, without sales charges, of 4.05%, 3.66%, 4.20%, 4.18% and 4.20%, respectively. These returns compare to the 2.58% cumulative total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite Index”), during the same time period.

The High Yield Municipal Composite Index is composed 60% of the Bloomberg Barclays Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of 3.84% and 0.72%, respectively, during the Reporting Period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 3.27% compared to the 2.45% cumulative total return of the High Yield Municipal Composite Index. The components of the High Yield Municipal Composite Index, the Bloomberg Barclays Municipal High Yield Bond Index and the Bloomberg Barclays Municipal Bond Index, generated cumulative total returns of 3.38% and 1.08%, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, bottom-up issue selection contributed positively to the Fund’s relative performance. The Fund also benefited from its combined duration and yield curve positioning. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Our sector positioning detracted from the Fund’s relative performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund was helped by its overweight position relative to the High Yield Municipal Composite Index in state general obligation bonds. Its overweight in the special tax sector detracted from performance. An overweight in Puerto Rico municipal bonds enhanced relative returns, though this was somewhat offset by an underweight in New York credits, which dampened relative results.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning added to relative performance. During the Reporting Period, the Fund was hampered by its overweight versus the High Yield Municipal Composite Index in the longer-maturity segment of the municipal yield curve. However, these results were more than offset by the Fund’s overall shorter duration position compared to that of the High Yield Municipal Composite Index, which helped as municipal yields rose during the Reporting Period. (The duration positioning strategy is primarily implemented via interest rate swaps.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating

9

PORTFOLIO RESULTS

interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period. Derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we reduced the Fund’s exposure to special assessment bonds and increased its allocation to university bonds. From a state perspective, we decreased its exposure to Florida credits and increased its exposure to Illinois credits. In addition, we increased the Fund’s position in the five- to seven-year segment of the municipal yield curve, while reducing its position in the two- to three-year segment and the 10-year segment. We also shortened the Fund’s duration position versus the High Yield Municipal Composite Index during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the High Yield Municipal Composite Index in Illinois and Florida credits. It was underweight New York and California credits. Compared to the High Yield Municipal Composite Index, the Fund was overweight BBB-rated and A-rated issues and underweight below investment grade credits.

10

FUND BASICS

High Yield Municipal Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Bloomberg Barclays Municipal High Yield Bond Index[3]	Bloomberg Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	4.05%	2.58%	3.84%	0.72%	2.95%	2.89%	5.21%
Class C	3.66	2.58	3.84	0.72	2.39	2.32	4.22
Institutional	4.20	2.58	3.84	0.72	3.39	3.37	5.99
Investor	4.18	2.58	3.84	0.72	3.35	3.28	5.92
Class R6	4.20	2.58	3.84	0.72	3.39	3.39	5.99

April 20, 2018– September 30, 2018
Class P	3.27%	2.45%	3.38%	1.08%	3.40%	3.39%	6.01%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested).

[3]	The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2017 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.05%	6.05%	5.40%	4.68%	4/3/00
Class C	3.98	6.24	5.10	4.16	4/3/00
Institutional	6.11	7.34	6.21	5.30	4/3/00
Investor	6.07	7.32	N/A	6.59	7/30/10
Class P	N/A	N/A	N/A	3.27	4/20/18
Class R6	N/A	N/A	N/A	6.63	11/30/17

[7]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.85%	0.92%
Class C	1.60	1.67
Institutional	0.56	0.58
Investor	0.60	0.67
Class P	0.55	0.57
Class R6	0.55	0.57

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

12

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

13

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated cumulative total returns, without sales charges, of 1.16%, 0.96%, 1.31%, 1.06%, 1.29% and 1.31%, respectively. These returns compare to the 0.54% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.22% compared to the 0.70% cumulative total return of the Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector positioning and bottom-up issue selection added to the Fund’s relative returns during the Reporting Period. Furthermore, the Fund’s combined duration and yield curve positioning contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund’s overweight compared to the Index in state general obligation bonds bolstered relative performance. However, an overweight in the health care sector detracted from results. An overweight in Puerto Rico credits added to relative returns, though an overweight in Illinois credits hurt performance during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning added to relative performance. During the Reporting Period, the Fund used a barbell strategy relative to the Index, wherein it held positions in shorter and longer duration securities but not in intermediate duration securities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

We reduced the Fund’s exposure to school district general obligation bonds during the Reporting Period. We increased its exposure to pre-refunded bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) From a state perspective, we decreased the Fund’s allocation to Maryland credits and increased its allocation to Illinois credits. Finally, we reduced the Fund’s

14

PORTFOLIO RESULTS

position in the one- to two-year segment of the municipal yield curve and increased its position in the segment of less than one-year maturities.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in BBB-rated issues and lower credit quality rated municipal bonds. It was underweight higher credit quality rated municipal bonds. In addition, the Fund was overweight Illinois credits and underweight California and New York credits at the end of the Reporting Period.

15

FUND BASICS

Short Duration Tax-Free Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Municipal Bond 1-3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	1.16%	0.54%	1.72%	1.67%	3.04%
Class C	0.96	0.54	1.35	0.95	2.39
Institutional	1.31	0.54	2.05	2.03	3.62
Service	1.06	0.54	1.55	1.53	2.74
Investor	1.29	0.54	2.00	1.94	3.53
Class R6	1.31	0.54	2.05	2.05	3.62

April 20, 2018– September 30, 2018
Class P	1.22%	0.70%	2.06%	2.04%	3.64%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2017 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.63%	0.72%	1.60%	2.47%	5/1/97
Class C	-0.18	0.62	1.27	1.84	8/15/97
Institutional	1.18	1.37	2.08	3.12	10/1/92
Service	0.68	0.87	1.57	2.58	9/20/94
Investor	1.14	1.30	N/A	1.37	7/30/10
Class P	N/A	N/A	N/A	1.22	4/20/18
Class R6	N/A	N/A	N/A	1.93	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.75%
Class C	1.09	1.50
Institutional	0.39	0.41
Service	0.89	0.91
Investor	0.44	0.50
Class P	0.38	0.40
Class R6	0.38	0.40

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

17

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

18

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date		Value
Municipal Bonds – 97.0%
Alabama – 1.6%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)(a)
$2,500,000	5.750%		10/01/2020		$2,682,150
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
100,000	5.000		11/15/2021		100,271
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
150,000	5.000		10/01/2024		165,747
150,000	5.000		10/01/2025		164,931
725,000	5.000		10/01/2030		780,803
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
700,000	5.000		10/01/2044		755,167
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000		10/01/2021		1,061,350
13,500,000	6.000		10/01/2042		15,386,085
6,900,000	6.500		10/01/2053		8,064,858
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A/A3)
3,820,000	4.000		06/01/2024		4,056,382
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(b)
10,000,000	(1 Mo. LIBOR + 0.85%), 2.362		06/01/2024		9,950,600

					43,168,344

Alaska – 0.2%
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(d)
37,350,000	0.000		06/01/2046		4,076,006

Arizona – 2.0%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
14,575,000	(3 Mo. LIBOR + 0.81%), 2.420		01/01/2037		13,848,582
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa1)
365,000	5.000		05/01/2024		404,026
300,000	5.000		05/01/2029		338,697
650,000	5.000		05/01/2031		728,201
Arizona State University System RB Refunding Series 2015 B (AA/Aa2)
3,000,000	5.000		07/01/2019		3,068,370
Chandler Industrial Development Authority RB for Intel Corp. Series 2007 (AMT) (A+/A1)(b)(e)
10,000,000	2.700		08/14/2023		9,945,600
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000		07/01/2030		8,107,820
Entertainment Center Community Facilities District RB Series 2017 (AA+/NR)
8,888,000	4.000		07/01/2037		8,703,663

Municipal Bonds – (continued)
Arizona – (continued)
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000		7.250		02/01/2040		2,238,720
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
4,360,000		4.000		01/01/2041		4,389,997
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(e)
4,000,000		2.800		06/01/2021		4,014,240

						55,787,916

Arkansas – 0.6%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/A3)
1,845,000		3.000		02/01/2019		1,850,074
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (FHLMC) (AA+/NR)
295,000		5.500		07/01/2023		295,631
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
1,000,000		4.000		04/01/2021		1,041,770
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
5,395,000		3.000		02/01/2023		5,506,731
5,185,000		3.000		02/01/2024		5,275,219
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
3,335,000		3.000		02/01/2023		3,370,951

						17,340,376

California – 11.2%
Adelanto Public Utility Authority RB Refunding for Utility System Project Series 2009 A (NR/NR)(a)
7,725,000		6.750		07/01/2019		8,008,430
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (AA-/NR)
1,500,000		5.000		08/01/2019		1,540,365
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(d)
1,000,000		0.000		08/01/2037		477,880
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
875,000		4.000		09/01/2024		925,969
745,000		4.000		09/01/2025		788,806
535,000		4.000		09/01/2026		567,780
590,000		4.000		09/01/2027		621,488
575,000		4.000		09/01/2028		600,783
465,000		4.000		09/01/2029		482,242
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
785,000		5.000		05/01/2040		878,391
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(d)
31,220,000		0.000		06/01/2055		2,450,458

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)(a)
$5,000,000	5.000%	11/01/2019	$5,174,750
California Educational Facilities Authority RB for Stanford University Series 2007 T-1 (AAA/Aaa)
5,750,000	5.000	03/15/2039	7,117,292
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (AAA/Aaa)
5,000,000	5.250	04/01/2040	6,393,700
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
500,000	5.000	02/01/2042	556,440
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
375,000	5.000	11/15/2028	440,981
350,000	5.000	11/15/2029	409,125
565,000	5.000	11/15/2030	657,491
1,000,000	5.000	11/15/2042	1,125,350
12,000,000	5.000	11/15/2056	13,364,760
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(a)
1,000,000	6.500	10/01/2018	1,000,000
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,300,000	5.000	02/01/2034	1,446,744
1,150,000	5.000	02/01/2035	1,273,659
450,000	5.000	02/01/2042	490,577
1,450,000	5.000	02/01/2047	1,575,338
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB+/NR)
2,000,000	5.000	06/30/2028	2,290,220
1,600,000	5.000	12/31/2028	1,829,312
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
200,000	5.000	10/01/2026	229,940
200,000	5.000	10/01/2027	231,678
150,000	5.000	10/01/2028	175,041
225,000	5.000	10/01/2029	260,460
125,000	5.000	10/01/2030	144,121
225,000	5.000	10/01/2031	258,588
225,000	5.000	10/01/2032	257,760
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/2035	433,144
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (AMT) (A-/NR)
4,100,000	3.000	11/01/2025	4,081,796
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/2025	5,167,700
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/2033	1,322,400
1,500,000	5.500	03/01/2040	1,571,730

Municipal Bonds – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2017 (AA-/Aa3)
1,500,000	5.000	08/01/2046	1,686,750
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
330,000	5.000	09/01/2030	361,641
360,000	5.000	09/01/2037	387,626
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
250,000	5.000	08/01/2028	293,755
300,000	5.000	08/01/2029	350,631
315,000	5.000	08/01/2030	366,764
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)(a)
2,000,000	6.000	08/15/2020	2,152,920
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
150,000	5.000	04/01/2030	170,547
70,000	5.000	04/01/2031	79,254
385,000	4.000	04/01/2032	395,903
455,000	4.000	04/01/2034	464,542
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB-/NR)(f)
1,725,000	5.000	12/01/2031	1,886,615
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
975,000	5.000	05/15/2042	1,073,065
1,000,000	5.000	05/15/2047	1,096,700
800,000	5.000	05/15/2050	875,504
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
10,000	5.250	10/01/2019	10,024
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(d)
22,000,000	0.000	06/01/2046	3,395,480
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA/Aa2)(d)
3,500,000	0.000	06/01/2034	1,961,820
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
615,000	4.000	09/01/2028	616,784
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
275,000	3.125	08/01/2035	259,608
County of Sacramento RB Refunding for Airport System Series 2018 C (AMT) (A+/A2)
1,225,000	5.000	07/01/2039	1,375,577

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa3)
$1,300,000	3.950%		01/15/2053	$1,259,544
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (A-/Baa3)(b)(e)
675,000	5.500		01/15/2023	751,309
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000		09/01/2032	540,110
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
18,000,000	0.000		06/01/2047	3,127,320
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
9,375,000	0.000		06/01/2047	1,623,469
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
10,000,000	5.000		06/01/2045	10,971,400
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB/NR)
9,200,000	5.000		06/01/2034	10,282,840
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
2,440,000	5.000		06/01/2047	2,497,194
10,080,000	5.250		06/01/2047	10,449,230
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B+/B3)
3,915,000	5.300		06/01/2037	4,090,314
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000		09/01/2025	734,077
650,000	5.000		09/01/2026	739,486
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000		09/01/2025	542,088
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000		09/01/2026	489,198
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000		09/01/2025	191,855
175,000	4.000		09/01/2026	186,480
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (AA/NR)
3,000,000	3.500		09/01/2035	2,917,620
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)(a)
5,000,000	5.250		08/01/2020	5,311,950

Municipal Bonds – (continued)
California – (continued)
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (AA-/A1)
7,000,000	5.250		05/15/2048	7,968,380
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(d)
2,000,000	0.000		08/01/2037	941,740
4,500,000	0.000		08/01/2038	2,016,135
4,500,000	0.000		08/01/2039	1,924,335
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(d)
1,205,000	0.000		08/01/2026	965,494
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500		11/01/2039	2,393,597
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125		11/01/2029	4,297,930
2,000,000	6.500		11/01/2039	2,735,540
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(g)
5,000,000	0.000		08/01/2035	4,810,450
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,335,000	5.000		11/01/2047	12,517,581
Palomar Pomerado Health COPS Series 2009 (NR/WR)(a)
2,500,000	6.750		11/01/2019	2,632,625
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)
2,150,000	0.000	(d)	08/01/2031	1,338,160
4,150,000	0.000	(d)	08/01/2032	2,462,361
3,500,000	0.000	(d)	08/01/2033	1,976,625
6,450,000	0.000	(g)	08/01/2038	7,949,302
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A1)
4,000,000	5.000		05/01/2031	4,271,000
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000	4.000		09/01/2023	629,831
320,000	4.000		09/01/2024	342,771
400,000	4.000		09/01/2025	427,120
490,000	4.000		09/01/2026	520,022
305,000	4.000		09/01/2027	321,278
500,000	4.000		09/01/2028	521,710
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,815,000	5.000		09/01/2027	5,012,126
1,000,000	5.375		09/01/2031	1,063,070
485,000	5.250		09/01/2034	511,971
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000		09/01/2025	850,507
1,075,000	5.000		09/01/2026	1,225,436
1,000,000	5.000		09/01/2027	1,149,480

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date		Value
Municipal Bonds – (continued)
California – (continued)
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(c)
$13,150,000	(3 Mo. LIBOR + 0.53%), 2.085%		12/01/2035		$12,845,446
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(d)
5,000,000	0.000		07/01/2039		2,189,500
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (AA-/Aa2)
3,500,000	4.000		07/01/2042		3,600,485
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2011 C (AMT) (A+/A1)
3,800,000	5.000		05/01/2021		4,068,394
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500		05/01/2028		2,253,500
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2018 A (AMT) (A+/A1)
10,000,000	5.000		05/01/2023		11,121,300
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2018 D (AMT) (A+/A1)
20,000,000	5.000		05/01/2048		22,182,800
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000		08/01/2033		1,140,110
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BBB/Baa2)(d)
1,605,000	0.000		01/15/2026		1,254,532
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
1,000,000	5.000		01/15/2029		1,107,720
State of California Various Purpose GO Bonds Series 2009 (AA-/Aa3)
2,285,000	6.500		04/01/2033		2,336,070
1,775,000	6.000		04/01/2038		1,810,482
State of California Various Purpose GO Bonds Series 2009 (AA+/Aaa)(a)
975,000	6.000		04/01/2019		995,914
2,715,000	6.500		04/01/2019		2,779,943
Stockton Unified School District GO Refunding Bonds Series 2016 (A+/A2)
2,735,000	5.000		08/01/2025		3,174,843
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375		06/01/2038		1,657,524
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
5,000,000	(3 Mo. LIBOR + 0.74%), 2.290		05/15/2043		4,452,000

Municipal Bonds – (continued)
California – (continued)
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (NR/Baa2)
725,000		5.250		09/01/2019		725,312
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE) (AA-/Baa2)(d)
1,175,000		0.000		08/01/2025		968,482

						307,030,617

Colorado – 4.1%
Adams County School District No. 1 GO Bonds for Mapleton Public Schools Series 2017 (ST AID WITHHLDG) (NR/Aa2)
7,235,000		5.250		12/01/2040		8,248,262
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,090,000		4.500		12/01/2029		2,105,550
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
525,000		5.000		12/01/2037		535,411
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000		5.250		12/01/2038		993,780
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(f)
4,000,000		5.000		12/01/2029		4,246,800
500,000		5.000		12/01/2047		504,455
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (AA+/Aa1)
2,455,000		6.000		12/15/2029		3,113,431
7,565,000		6.000		12/15/2030		9,558,680
Colorado Health Facilities Authority RB Refunding for Christian Living Neighborhoods Project Series 2016 (NR/NR)
200,000		4.000		01/01/2019		200,720
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
625,000		4.000		12/01/2019		636,756
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
1,150,000		5.000		06/01/2047		1,229,971
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
500,000		3.500		12/01/2021		505,410
500,000		4.500		12/01/2027		512,905
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A/A2)
17,000,000		5.000		12/01/2030		19,690,590
11,500,000		5.250		12/01/2048		12,987,640
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000		5.500		11/15/2029		5,634,450
Denver City & County COPS Series 2008 A-1 (AA+/Aa1)(b)(e)
2,545,000		1.480		10/02/2018		2,545,000
Denver City & County COPS Series 2008 A-3 (AA+/Aa1)(b)(e)
2,500,000		1.480		10/02/2018		2,500,000

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB/NR)
$1,750,000	5.000%	10/01/2032	$1,861,965
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
4,995,000	5.000	12/01/2025	5,562,931
2,490,000	5.000	12/01/2026	2,779,338
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(c)
5,000,000	(3 Mo. LIBOR + 1.10%), 2.655	12/01/2033	4,767,000
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
765,000	5.000	12/01/2024	848,668
205,000	5.000	12/01/2025	228,448
E-470 Public Highway Authority RB Series 2010 A (A/A2)(d)
6,000,000	0.000	09/01/2040	2,481,360
E-470 Public Highway Authority Senior RB Series 2017 B (A/A2)(b)
2,000,000	(1 Mo. LIBOR + 1.05%), 2.544	09/01/2021	2,016,840
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	487,740
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
500,000	4.375	12/01/2031	480,355
500,000	5.000	12/01/2046	500,230
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A3)
2,000,000	6.250	11/15/2028	2,457,520
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
565,000	4.500	12/01/2028	564,514
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (NR/Ba1)
275,000	3.000	12/01/2022	272,335
1,000,000	5.000	12/01/2037	1,056,380
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (NR/Ba1)
115,000	3.000	12/01/2022	113,886
100,000	3.500	12/01/2027	98,073
115,000	5.000	12/01/2037	121,484
325,000	5.000	12/01/2047	340,307
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	977,030
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
350,000	5.000	12/01/2032	385,073
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
1,000,000	5.000	12/01/2030	1,017,970
5,920,000	5.000	12/01/2047	5,932,018

Municipal Bonds – (continued)
Colorado – (continued)
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bond Series 2018 A (NR/NR)
1,250,000	5.375	12/01/2048	1,251,125

			112,352,401

Connecticut – 2.2%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
450,000	5.000	08/01/2026	487,840
965,000	5.000	08/01/2027	1,050,374
1,165,000	5.000	08/01/2028	1,271,737
750,000	5.500	08/01/2029	844,552
350,000	5.500	08/01/2030	392,609
500,000	5.500	08/01/2031	558,715
500,000	5.500	08/01/2032	556,995
405,000	5.500	08/01/2033	449,433
Connecticut State GO Bonds Series 2016 D (A/A1)
2,490,000	5.000	08/15/2020	2,606,184
Connecticut State GO Bonds Series 2018 C (A/A1)
680,000	5.000	06/15/2028	769,848
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
5,000,000	5.000	04/15/2028	5,655,550
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-1 (AAA/Aaa)(b)(e)
3,575,000	5.000	02/01/2028	4,252,320
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(e)
23,260,000	5.000	02/01/2023	25,894,660
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa3)
5,540,000	5.000	11/01/2026	6,433,214
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
3,760,000	7.000	02/01/2045	3,833,771
State of Connecticut GO Bonds Series 2018 (A/A1)
1,770,000	5.000	06/15/2027	1,994,507
755,000	5.000	06/15/2029	849,435
165,000	5.000	06/15/2032	183,196
West Haven GO Bonds Series 2017 A (BBB/Baa3)
325,000	5.000	11/01/2025	344,448
325,000	5.000	11/01/2026	345,166
325,000	5.000	11/01/2027	345,459
West Haven GO Bonds Series 2017 B (BBB/Baa3)
645,000	5.000	11/01/2024	681,630
240,000	5.000	11/01/2026	254,892

			60,056,535

Delaware – 0.3%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000	5.000	10/01/2026	5,801,350
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/2033	2,032,863

			7,834,213

District of Columbia – 1.3%
District of Columbia GO Bonds Series 2007 A (NATL-RE) (AA+/Aaa)
7,500,000	3.000	06/01/2030	7,333,275

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
District of Columbia – (continued)
District of Columbia GO Refunding Bonds Series 2017 A (AA+/Aaa)
$10,000,000	5.000%	06/01/2035	$11,441,700
1,300,000	4.000	06/01/2037	1,340,313
District of Columbia RB Series 2011 G (AAA/Aa1)
2,240,000	5.000	12/01/2028	2,419,200
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A-/Baa1)
750,000	6.500	05/15/2033	835,035
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AAA/Aa1)(a)
5,000,000	6.000	10/01/2018	5,000,000
Metropolitan Washington Airports Authority RB Refunding Series 2018 A (AMT) (AA-/Aa3)
6,375,000	5.000	10/01/2034	7,239,131

			35,608,654

Florida – 8.3%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB/NR)
360,000	2.500	05/01/2024	348,826
370,000	3.000	05/01/2025	363,691
380,000	3.000	05/01/2026	369,413
395,000	3.125	05/01/2027	382,953
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
365,000	4.250	05/01/2027	346,319
410,000	4.750	05/01/2036	377,348
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
225,000	5.000	05/01/2019	228,847
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
1,000,000	4.125	05/01/2023	994,820
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
210,000	5.000	05/01/2028	208,729
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
605,000	5.375	05/01/2028	593,227
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
175,000	2.250	05/01/2022	173,569
175,000	2.500	05/01/2023	173,649
180,000	2.500	05/01/2024	175,858
185,000	3.000	05/01/2025	183,033
195,000	3.000	05/01/2026	191,102
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/2025	103,042
185,000	5.000	11/01/2036	195,186
320,000	5.000	11/01/2048	334,768

Municipal Bonds – (continued)
Florida – (continued)
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
495,000	4.250	05/01/2029	516,641
490,000	4.500	05/01/2035	503,181
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
135,000	2.500	05/01/2023	133,958
140,000	2.750	05/01/2024	138,566
90,000	3.000	05/01/2025	89,043
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
315,000	3.500	05/01/2023	324,960
325,000	3.500	05/01/2024	334,467
340,000	3.500	05/01/2025	347,830
350,000	3.500	05/01/2026	355,124
365,000	3.500	05/01/2027	366,610
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB/NR)
160,000	2.500	11/01/2022	157,249
160,000	2.750	11/01/2023	156,941
170,000	3.000	11/01/2025	165,750
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
110,000	3.500	11/01/2025	110,204
115,000	3.500	11/01/2026	115,239
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/2023	231,092
245,000	2.500	05/01/2024	236,783
250,000	3.000	05/01/2025	244,867
255,000	3.000	05/01/2026	247,896
535,000	4.250	05/01/2037	541,211
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,250,000	5.500	10/01/2036	1,195,012
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,000,000	4.000	10/01/2034	1,023,300
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/2042	16,846,950
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
770,000	5.375	05/01/2036	770,023
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB/NR)
880,000	2.375	05/01/2023	855,879
900,000	2.500	05/01/2024	870,264
925,000	2.750	05/01/2025	895,113
915,000	3.000	05/01/2026	889,508
980,000	3.200	05/01/2027	956,931
1,015,000	3.250	05/01/2028	981,607
1,500,000	3.750	05/01/2046	1,383,405

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
$400,000	3.750%	11/01/2023	$397,248
695,000	4.500	11/01/2028	683,366
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
129,000	3.000	05/01/2023	129,602
133,000	3.250	05/01/2024	133,605
138,000	3.500	05/01/2025	138,886
143,000	3.625	05/01/2026	144,369
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
190,000	2.875	05/01/2021	192,816
200,000	3.000	05/01/2022	202,922
205,000	3.250	05/01/2023	209,202
210,000	3.375	05/01/2024	213,583
220,000	3.500	05/01/2025	224,277
215,000	4.125	05/01/2035	220,035
County of Broward Airport System RB Series 2017 (AMT) (A+/A1)
1,550,000	5.000	10/01/2047	1,696,800
County of Escambia PCRB for Gulf Power Co. Project Series 2003 (A-/A2)
5,550,000	2.600	06/01/2023	5,504,046
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
2,000,000	4.000	05/01/2024	2,071,660
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
300,000	3.750	11/01/2023	298,482
730,000	4.500	11/01/2028	721,817
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)(f)
3,695,000	5.400	05/01/2039	3,618,440
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
750,000	4.250	12/15/2028	737,160
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
700,000	3.750	05/01/2034	682,213
965,000	4.000	05/01/2037	951,278
East Central Regional Wastewater Treatment Facilities Operation Board RB Refunding for Wastewater Treatment Facilities Series 2017 (AA+/NR)
3,535,000	5.000	10/01/2044	3,978,996
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (BB-/NR)(b)(e)(f)
2,800,000	5.625	01/01/2028	2,916,116

Municipal Bonds – (continued)
Florida – (continued)
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(f)
2,000,000	4.500	06/01/2033	2,048,760
250,000	4.750	06/01/2038	257,608
4,500,000	5.000	06/01/2048	4,688,775
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(b)(e)
3,925,000	2.840	10/01/2021	3,925,000
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(e)
15,475,000	2.840	10/01/2021	15,475,000
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(a)
1,000,000	6.250	10/01/2019	1,042,460
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	195,768
500,000	5.000	11/01/2038	521,300
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
840,000	4.250	05/01/2026	848,392
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/2036	960,388
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,150,000	5.000	10/01/2021	2,320,430
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
280,000	3.375	05/01/2021	277,710
550,000	3.875	05/01/2026	538,637
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
265,000	4.000	05/01/2024	279,914
265,000	4.000	05/01/2025	278,611
140,000	4.000	05/01/2026	147,001
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
215,000	4.000	05/01/2024	221,944
225,000	4.000	05/01/2025	232,090
235,000	4.000	05/01/2026	241,970
240,000	4.000	05/01/2027	247,385
250,000	4.000	05/01/2028	256,948
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/2023	597,841
605,000	3.500	05/01/2024	616,368
630,000	3.625	05/01/2025	639,771
650,000	3.750	05/01/2026	657,553
1,000,000	4.200	05/01/2031	1,033,670
1,000,000	4.350	05/01/2036	1,015,990
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,225,000	4.250	05/01/2031	1,278,214

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
$255,000	4.250%	11/01/2022	$256,558
395,000	4.875	11/01/2027	403,485
915,000	5.375	11/01/2037	942,450
835,000	5.500	11/01/2047	858,998
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
80,000	4.875	11/01/2027	81,718
360,000	5.500	11/01/2047	370,346
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	773,284
700,000	4.500	11/01/2038	677,488
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,142,159
1,855,000	4.625	05/01/2048	1,792,560
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
510,000	3.650	05/01/2022	510,505
520,000	4.300	05/01/2027	519,246
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,630,000	4.250	05/01/2025	1,647,946
1,675,000	4.875	05/01/2035	1,690,427
970,000	4.875	05/01/2045	969,243
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
425,000	4.000	05/01/2022	428,353
940,000	4.625	05/01/2027	961,893
1,000,000	5.250	05/01/2037	1,048,510
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
350,000	3.900	05/01/2023	347,959
535,000	4.250	05/01/2028	525,889
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
325,000	4.000	05/01/2021	329,137
230,000	4.250	05/01/2026	233,696
5,100,000	5.000	05/01/2036	5,255,448
5,060,000	5.125	05/01/2046	5,195,608
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	3.625	11/01/2023	247,705
560,000	4.125	11/01/2028	548,223
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
330,000	3.500	05/01/2025	337,798
340,000	3.500	05/01/2026	345,205

Municipal Bonds – (continued)
Florida – (continued)
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,480,000	5.000	05/01/2038	1,463,542
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
880,000	5.375	05/01/2030	880,730
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/2030	787,755
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
250,000	3.500	05/01/2023	248,113
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/Aa3)(a)
2,700,000	6.000	02/01/2021	2,943,999
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
9,500,000	5.000	03/01/2030	10,353,670
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
250,000	4.000	11/01/2023	253,835
250,000	4.750	11/01/2027	257,832
850,000	5.125	11/01/2039	879,597
2,350,000	5.250	11/01/2049	2,457,231
Miromar Lakes Community Development District Capital Improvement RB Refunding Series 2015 (NR/NR)
385,000	3.500	05/01/2020	385,982
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/2040	1,321,600
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,502,467
3,500,000	6.000	11/01/2047	3,666,880
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)(f)
215,000	3.500	11/01/2025	219,876
225,000	3.500	11/01/2026	228,326
230,000	3.500	11/01/2027	231,780
240,000	3.500	11/01/2028	240,807
585,000	4.000	11/01/2033	597,659
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
520,000	2.500	05/01/2022	517,525
530,000	2.750	05/01/2023	530,223
350,000	3.750	05/01/2031	352,061
1,045,000	4.000	05/01/2036	1,051,772
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
410,000	3.500	05/01/2021	409,807
300,000	4.000	05/01/2027	297,642
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/2033	1,340,454

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
$715,000	4.250%	11/01/2025	$716,208
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
890,000	4.000	05/01/2035	884,642
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
250,000	4.000	11/01/2023	249,085
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
425,000	3.000	05/01/2023	423,551
435,000	3.250	05/01/2024	435,874
450,000	3.450	05/01/2025	451,571
465,000	3.625	05/01/2026	467,906
1,000,000	4.125	05/01/2036	990,710
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
475,000	4.000	05/01/2024	472,872
590,000	4.625	05/01/2029	572,914
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
350,000	2.500	11/01/2023	342,615
355,000	2.750	11/01/2024	347,772
370,000	3.000	11/01/2025	362,807
585,000	4.250	11/01/2037	590,564
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (NR/Aa3)(a)
2,000,000	6.500	11/15/2019	2,098,400
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/2023	257,787
270,000	2.500	05/01/2024	259,370
280,000	3.000	05/01/2025	277,847
290,000	3.000	05/01/2026	285,925
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/2023	188,533
190,000	2.500	05/01/2024	185,628
200,000	3.000	05/01/2025	197,874
205,000	3.000	05/01/2026	200,902
1,135,000	3.500	05/01/2031	1,128,122
1,370,000	4.000	05/01/2036	1,386,961
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
120,000	3.625	05/01/2021	121,277
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB+/NR)
205,000	3.000	05/01/2027	197,899
215,000	3.125	05/01/2028	207,969
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
350,000	3.500	05/01/2032	338,933

Municipal Bonds – (continued)
Florida – (continued)
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
585,000	5.200	05/01/2028	579,326
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	299,415
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	499,829
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
750,000	5.000	04/01/2030	849,960
650,000	5.000	04/01/2031	732,121
550,000	5.000	04/01/2033	612,881
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (AAA/Aaa)(h)
2,000,000	4.000	07/01/2043	2,063,380
7,000,000	4.000	07/01/2047	7,198,730
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)(h)
250,000	4.000	11/01/2024	250,085
495,000	4.500	11/01/2029	495,342
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
265,000	3.625	11/01/2020	264,968
530,000	4.375	11/01/2025	532,528
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
1,000,000	4.250	05/01/2031	1,024,780
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB/NR)
355,000	2.125	05/01/2022	347,481
365,000	2.250	05/01/2023	355,346
370,000	2.500	05/01/2024	360,739
380,000	2.625	05/01/2025	368,881
395,000	3.000	05/01/2026	388,668
405,000	3.125	05/01/2027	399,735
420,000	3.250	05/01/2028	413,864
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
500,000	4.000	05/01/2024	500,485
1,000,000	4.625	05/01/2029	987,210
1,000,000	5.000	05/01/2038	986,520
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,565,000	3.750	05/01/2026	1,522,620
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
345,000	3.250	05/01/2024	346,570
360,000	3.500	05/01/2025	362,311
370,000	3.625	05/01/2026	373,541

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
$680,000	4.750%	11/01/2025	$688,684
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A+/NR)
500,000	4.250	05/01/2030	521,110
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(f)
1,000,000	3.250	05/01/2023	1,002,680
1,000,000	3.800	05/01/2028	1,003,930
2,000,000	4.000	05/01/2033	2,004,680
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
355,000	4.000	05/01/2026	368,880
350,000	4.000	05/01/2027	361,554
360,000	4.000	05/01/2028	368,935
375,000	4.000	05/01/2029	382,091
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (AA/NR)
1,965,000	3.500	05/01/2032	1,904,891
2,345,000	4.000	05/01/2037	2,308,652
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/2024	214,328
225,000	3.000	11/01/2025	219,236
230,000	3.200	11/01/2026	224,542
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
780,000	5.500	05/01/2034	824,390
925,000	5.750	05/01/2044	983,340
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/2031	2,178,531
Waterset Central Community Development District Special Assessment Bond Series 2018 (NR/NR)(f)
500,000	5.125	11/01/2038	496,880
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,420,000	5.500	11/01/2045	2,535,579
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	137,003
250,000	5.000	05/01/2047	253,900
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,465,000	4.500	05/01/2036	1,490,989

			226,740,042

Georgia – 1.3%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000	01/01/2027	1,344,813
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/Baa1)(b)(e)
3,500,000	1.650	06/18/2021	3,389,330

Municipal Bonds – (continued)
Georgia – (continued)
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(e)
9,475,000	3.000	02/01/2023	9,375,986
City of Atlanta RB for Water & Wastewater Series 2018 B (AA-/Aa2)
5,145,000	3.500	11/01/2043	4,896,702
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
700,000	5.000	03/01/2027	759,458
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(b)(e)
5,000,000	4.000	09/01/2023	5,257,150
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)(a)
4,075,000	5.250	07/01/2019	4,175,979
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
5,200,000	(3 Mo. LIBOR + 0.65%), 2.255	10/01/2033	4,831,788
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(f)
1,275,000	4.000	01/01/2038	1,261,421

			35,292,627

Guam – 1.1%
Guam Government Business Privilege Tax RB Refunding Series 2015 D (A/NR)
3,000,000	5.000	11/15/2022	3,273,330
Guam Government Business Privilege Tax RB Series 2012 B-1 (A/NR)
2,980,000	5.000	01/01/2029	3,126,199
Guam Government Limited Obligation RB Section 30 Series 2009 A (BBB+/NR)(a)
850,000	5.625	12/01/2019	885,445
750,000	5.750	12/01/2019	782,347
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
2,755,000	5.000	12/01/2025	3,090,724
2,255,000	5.000	12/01/2026	2,551,420
2,000,000	5.000	12/01/2027	2,250,640
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
2,500,000	5.000	11/15/2039	2,683,875
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,500,000	5.000	10/01/2024	1,643,610
Guam Power Authority RB Series 2014 A (AGM) (AA/A2)
325,000	5.000	10/01/2039	350,984
250,000	5.000	10/01/2044	269,567
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000	5.000	01/01/2046	1,105,777

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Guam – (continued)
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
$350,000	5.000%	07/01/2025	$391,321
525,000	5.000	07/01/2026	591,281
350,000	5.000	07/01/2027	395,724
370,000	5.000	07/01/2028	416,539
725,000	5.000	07/01/2029	812,094
700,000	5.000	07/01/2030	781,851
700,000	5.000	07/01/2031	778,491
700,000	5.000	07/01/2032	776,265
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
400,000	5.000	07/01/2029	443,588
600,000	5.000	07/01/2031	655,092
250,000	5.000	07/01/2033	270,000
225,000	5.000	07/01/2034	242,247
425,000	5.000	07/01/2036	454,397

			29,022,808

Hawaii – 0.3%
City & County Honolulu RB for Wastewater System Series 2018 A (AA/Aa2)
3,000,000	4.000	07/01/2042	3,058,020
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (A-/Baa2)
5,025,000	4.000	03/01/2037	5,046,256

			8,104,276

Idaho – 0.5%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/2037	1,003,930
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BBB-/Baa3)
2,000,000	2.750	10/01/2024	1,963,680
State of Idaho GO Bonds Series 2018 (SP-1+/MIG1)
11,005,000	4.000	06/28/2019	11,177,448

			14,145,058

Illinois – 11.7%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (B+/B2)
555,000	5.382	12/01/2023	545,937
2,250,000	5.482	12/01/2024	2,210,580
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
3,550,000	6.000	04/01/2046	4,108,450
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
760,000	5.000	04/01/2034	820,542
575,000	5.000	04/01/2035	618,648
525,000	5.000	04/01/2036	564,071
490,000	5.000	04/01/2037	525,368

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B+/Baa2)(d)
1,995,000	0.000	12/01/2026	1,412,999
2,880,000	0.000	12/01/2029	1,758,153
2,500,000	0.000	12/01/2030	1,451,500
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(d)
510,000	0.000	01/01/2031	291,149
Chicago Illinois Board of Education GO Bonds Series 2015 C (B+/NR)
2,500,000	6.000	12/01/2035	2,696,950
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (B+/Baa2)(d)
3,395,000	0.000	12/01/2023	2,806,579
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2012 A (B+/B2)
4,785,000	5.000	12/01/2042	4,798,924
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B+/B2)
2,300,000	6.038	12/01/2029	2,257,289
2,500,000	6.138	12/01/2039	2,365,825
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B+/NR)
5,160,000	7.000	12/01/2044	5,966,044
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B+/NR)
7,125,000	6.500	12/01/2046	8,073,480
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,825,000	5.000	12/01/2025	2,022,648
2,190,000	5.000	12/01/2026	2,446,142
2,375,000	5.000	12/01/2027	2,667,956
7,445,000	5.000	12/01/2028	8,406,447
700,000	5.000	12/01/2030	780,241
1,800,000	5.000	12/01/2031	1,998,252
1,000,000	5.000	12/01/2032	1,107,460
2,000,000	5.000	12/01/2033	2,206,020
600,000	5.000	12/01/2034	659,142
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(d)
750,000	0.000	01/01/2032	404,790
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/2037	319,011
2,720,000	5.500	01/01/2040	2,884,723
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/2033	1,575,540
630,000	5.000	01/01/2034	653,172
490,000	5.000	01/01/2036	506,160

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
$3,375,000	6.000%	01/01/2038	$3,797,010
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
650,000	5.000	01/01/2040	658,216
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/2034	153,781
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
1,120,000	7.517	01/01/2040	1,232,034
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/2039	1,400,678
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
9,543,000	7.375	01/01/2033	10,379,349
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,405,000	5.000	01/01/2030	4,415,528
Chicago Illinois GO Refunding Bonds for Taxable Project Series 2014 B (BBB+/Ba1)
5,650,000	6.314	01/01/2044	5,603,387
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
805,000	5.000	01/01/2040	808,276
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
2,650,000	5.432	01/01/2042	2,376,361
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,545,000	5.000	01/01/2024	2,728,927
4,435,000	5.000	01/01/2025	4,781,950
4,700,000	5.000	01/01/2038	4,873,054
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,500,000	5.500	01/01/2029	2,752,625
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2012 A (AMT) (A/A2)
4,550,000	5.000	01/01/2020	4,709,750
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
2,095,000	5.000	01/01/2023	2,294,088
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (A/NR)
9,105,000	5.000	01/01/2037	9,965,969
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
3,000,000	5.250	01/01/2035	3,412,260
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (BBB-/NR)(a)
1,000,000	5.000	01/01/2025	1,145,600
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/2020	1,181,864
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
475,000	5.250	01/01/2042	523,697
1,330,000	4.000	01/01/2052	1,294,130
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
600,000	5.000	11/01/2029	665,526

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,500,000	5.000	11/01/2026	1,692,015
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
840,000	4.000	12/01/2023	888,124
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (AA/A1)
2,325,000	4.000	12/01/2036	2,360,596
1,420,000	4.000	12/01/2037	1,435,165
4,230,000	4.000	12/01/2042	4,245,947
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,425,000	4.000	05/15/2027	1,447,472
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (AA-/Aa2)
2,100,000	5.000	10/01/2041	2,344,776
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/2027	4,499,955
Illinois State GO Bonds for Build America Bonds Series 2010-5 (BBB-/Baa3)
1,780,000	7.350	07/01/2035	1,960,261
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
4,165,000	5.100	06/01/2033	3,997,359
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
1,505,000	5.000	03/01/2021	1,559,963
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,000,000	5.500	07/01/2024	5,408,600
5,500,000	5.250	07/01/2028	5,813,720
5,120,000	5.500	07/01/2038	5,394,432
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
375,000	4.500	12/01/2041	359,858
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
10,000,000	5.000	11/01/2019	10,245,300
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
12,830,000	5.000	11/01/2029	13,439,810
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
15,000,000	5.000	11/01/2023	15,781,650
2,000,000	5.000	11/01/2025	2,110,840
2,995,000	5.000	11/01/2027	3,158,048
600,000	5.000	11/01/2028	631,740
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
16,375,000	5.000	05/01/2031	17,109,746
1,760,000	5.000	05/01/2042	1,805,760
1,760,000	5.000	05/01/2043	1,804,387
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
3,950,000	4.000	02/01/2030	4,045,511
1,185,000	4.000	02/01/2031	1,207,681
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BB+/Baa2)(d)
5,535,000	0.000	12/15/2032	2,901,336

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BB+/Baa2)(d)
$2,685,000	0.000%	12/15/2031	$1,480,509
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BB+/NR)
1,555,000	5.700	06/15/2024	1,710,920
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (NR/NR)(a)
460,000	5.700	06/15/2022	521,175
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BB+/NR)
4,390,000	5.000	12/15/2028	4,588,648
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BB+/NR)
2,000,000	5.000	12/15/2028	2,204,400
300,000	5.000	12/15/2032	325,779
600,000	5.000	12/15/2033	649,140
500,000	5.000	12/15/2034	539,350
1,260,000	0.000(g)	12/15/2037	694,613
3,500,000	0.000(g)	12/15/2042	1,932,210
3,850,000	0.000(g)	12/15/2047	2,118,424
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
1,125,000	6.000	06/01/2021	1,235,599
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(d)
6,000,000	0.000	12/01/2025	4,633,620
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500	03/01/2030	3,977,560
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
635,000	6.630	02/01/2035	669,544
State of Illinois GO Bonds Series 2012 A (BBB-/Baa3)
300,000	5.000	01/01/2034	306,099
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
570,000	5.000	02/01/2024	600,164
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
14,885,000	5.000	06/01/2023	15,628,059
3,275,000	5.000	01/01/2025	3,450,573
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
10,000,000	5.000	12/01/2023	10,523,800
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
1,850,000	3.250	11/01/2026	1,725,976
500,000	5.000	11/01/2026	527,150
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
250,000	5.000	02/01/2027	263,383
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
500,000	5.000	10/01/2028	527,365
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
210,000	4.125	10/01/2041	202,287
420,000	4.125	10/01/2046	394,430

			322,145,081

Municipal Bonds – (continued)
Indiana – 0.1%
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (BBB+/Baa1)
650,000	5.850	04/01/2019	661,824
Whiting City Environmental Facilities RB for BP Products North America Inc. Project Series 2015 (AMT) (A-/A1)(b)(e)
3,000,000	5.000	11/01/2022	3,283,080

			3,944,904

Iowa – 0.1%
Board of Regents Academic Building RB Refunding for Iowa State University of Science & Technology Series 2017 A (AA/Aa2)
1,480,000	3.000	07/01/2028	1,476,241
1,000,000	3.000	07/01/2029	989,990
Coralville Iowa COPS Series 2016 E (BBB/NR)
300,000	4.000	06/01/2019	301,179
460,000	4.000	06/01/2020	463,818
500,000	4.000	06/01/2021	505,905

			3,737,133

Kentucky – 2.3%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(c)
6,440,000	(3 Mo. LIBOR + 0.53%), 2.100	11/01/2027	6,358,341
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
1,200,000	4.000	06/01/2037	1,192,140
400,000	4.000	06/01/2045	394,172
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)(b)(e)
8,500,000	4.000	04/01/2024	8,914,630
Kentucky Public Energy Authority Gas Supply RB Series 2018 B (NR/A1)(b)(e)
25,000,000	4.000	01/01/2025	26,369,750
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A-/NR)
3,175,000	4.000	10/01/2034	3,190,113
Louisville & Jefferson County Metropolitan Government PCRB for Louisville Gas & Electric Company Project Series 2001 B (AMT) (A/A1)(b)(e)
3,080,000	2.550	05/03/2021	3,071,561
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (AA/Aa3)
10,000,000	4.000	05/15/2038	10,330,700
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/2026	3,517,051

			63,338,458

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Louisiana – 1.4%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(a)
$1,230,000	5.250%	08/01/2019	$1,263,136
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (BBB/Baa2)
9,000,000	3.500	11/01/2032	8,697,960
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (A+/A1)
6,250,000	4.375	02/01/2039	6,467,437
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(e)
2,925,000	2.730	08/01/2034	2,743,299
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
900,000	2.750	10/01/2023	907,551
670,000	5.000	10/01/2023	745,898
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
2,125,000	3.375	09/01/2028	2,130,589
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/2030	1,629,046
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
3,695,000	4.000	05/15/2042	3,584,815
3,000,000	5.000	05/15/2046	3,230,370
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/2034	4,056,450
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
1,000,000	5.000	01/01/2048	1,081,280
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)(a)
1,350,000	6.000	01/01/2019	1,363,932
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (A-/A3)
500,000	5.000	04/01/2030	535,470

			38,437,233

Maine – 0.9%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/2026	1,789,765
State of Maine GO Bonds Series 2018 D (AA/Aa2)
9,765,000	5.000	06/01/2024	11,140,596
10,470,000	5.000	06/01/2025	12,129,914

			25,060,275

Municipal Bonds – (continued)
Maryland – 0.6%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
2,300,000	5.000	09/01/2046	2,474,524
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/2027	434,660
650,000	4.500	09/01/2033	666,783
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/2027	1,901,520
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
80,000	5.600	07/01/2020	80,222
555,000	5.700	07/01/2029	556,521
Maryland State GO Bonds for State & Local Facilities Loan Series 2013 B (AAA/Aaa)
10,000,000	5.000	03/15/2025	11,552,000

			17,666,230

Massachusetts – 2.1%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2018 Series 2018 A (AA/Aa1)
10,000,000	5.000	01/01/2048	11,243,000
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA/Aa2)(d)
2,000,000	0.000	07/01/2021	1,880,760
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)(a)
5,000,000	5.250	02/01/2021	5,366,900
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (AAA/Aaa)
5,000,000	5.000	07/15/2036	6,159,350
16,500,000	5.000	07/15/2040	20,509,665
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(c)
5,000,000	(3 Mo. LIBOR + 0.57%), 2.140	05/01/2037	4,845,500
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
7,500,000	4.000	05/01/2039	7,673,850

			57,679,025

Michigan – 1.3%
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
2,700,000	5.000	05/01/2023	3,002,751
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(e)
12,203,183	4.000	04/01/2034	10,333,289
City of Detroit Financial Recovery Series 2014 B-2 (NR/NR)(e)
331,114	4.000	04/01/2034	280,377
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
1,000,000	3.875	10/01/2023	1,030,480

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (AA-/A2)
$1,000,000	5.000%	07/01/2034	$1,083,930
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE) (A+/A3)
650,000	5.000	07/01/2036	698,926
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A+/A2)
1,000,000	5.000	07/01/2044	1,065,220
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/2032	358,163
250,000	5.000	07/01/2033	274,818
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage disposal System Second Lien Series 2015 C (A/A3)
1,945,000	5.000	07/01/2033	2,116,452
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/2035	437,504
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A2)
1,000,000	5.000	07/01/2029	1,107,770
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(e)
1,115,000	1.450	09/01/2021	1,069,218
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
9,500,000	0.000	06/01/2052	545,585
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA/NR)
1,145,000	5.000	05/01/2025	1,299,083
1,215,000	5.000	05/01/2026	1,393,726
3,705,000	5.000	05/01/2027	4,222,885
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (AA/NR)
1,860,000	5.000	05/01/2022	2,016,277
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A/A2)
400,000	5.000	12/01/2033	446,340
1,065,000	5.000	12/01/2034	1,183,087
650,000	5.000	12/01/2035	719,394
800,000	5.000	12/01/2036	882,128
880,000	5.000	12/01/2037	965,316

			36,532,719

Municipal Bonds – (continued)
Minnesota – 0.1%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(a)
1,500,000	6.750	11/15/2018	1,508,835
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
500,000	5.000	05/01/2047	530,775
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (AAA/Aa1)
1,680,000	3.000	10/01/2029	1,680,000

			3,719,610

Mississippi – 0.3%
County of Warren RB Refunding for International Paper Co. Series 2018 (BBB/Baa2)(b)(e)
2,700,000	2.900	09/01/2023	2,695,059
Jackson County PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (AA-/Aa2)(b)(e)
2,500,000	1.500	10/02/2018	2,500,000
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A1)(a)
1,095,000	5.375	10/01/2019	1,132,077
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/2035	1,037,450

			7,364,586

Missouri – 0.4%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
250,000	3.000	11/01/2018	250,188
400,000	3.000	11/01/2019	402,200
400,000	3.000	11/01/2020	402,244
350,000	3.000	11/01/2021	349,993
350,000	4.000	11/01/2022	360,353
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
800,000	5.000	09/01/2038	879,352
Missouri Health & Educational Facilities Authority RB Series 2000 B (AA+/Aa1)(b)(e)
2,600,000	1.430	10/02/2018	2,600,000
Missouri Health & Educational Facilities Authority RB Series 2000 C (AA+/Aa1)(b)(e)
2,500,000	1.440	10/02/2018	2,500,000
Missouri Health & Educational Facilities Authority RB Series 2003 B (AA+/Aa1)(b)(e)
2,500,000	1.550	10/02/2018	2,500,000
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,405,000	4.375	11/15/2035	1,425,583

			11,669,913

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/2029	674,952

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Nevada – 0.3%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
$50,000	3.000%	06/01/2019	$50,291
100,000	3.000	06/01/2020	101,069
135,000	3.000	06/01/2021	136,343
245,000	3.000	06/01/2022	246,519
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/2025	1,316,971
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (AA/Aa2)
5,000,000	5.000	11/01/2026	5,724,650
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(b)(e)
1,800,000	3.000	06/01/2022	1,823,076

			9,398,919

New Hampshire – 0.9%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A1)(e)
11,150,000	3.431	05/01/2021	11,150,000
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (A-/Baa1)(b)(e)
2,695,000	2.800	10/02/2023	2,691,254
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(b)(h)
7,400,000	(SIFMA Municipal Swap Index Yield + 0.75%), 2.310	10/01/2021	7,400,000
New Hampshire Health & Education Facilities Authority RB Refunding for Dartmouth College Issue Series 2017 (AA+/Aa1)
2,170,000	5.000	06/01/2028	2,606,278

			23,847,532

New Jersey – 4.4%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
300,000	5.000	03/01/2024	331,506
250,000	5.000	03/01/2026	281,947
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(d)
2,560,000	0.000	11/01/2021	2,369,946
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2032	542,850
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A3)(a)
1,000,000	6.000	12/15/2018	1,008,381
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 AA (BBB+/Baa1)
1,315,000	5.500	12/15/2029	1,341,234

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(a)
360,000	5.000	09/01/2019	369,461
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,000,000	5.500	06/15/2033	4,505,160
New Jersey Economic Development Authority RB Refunding for Port Newark Container Terminal LLC Project Series 2017 (AMT) (NR/Ba1)
4,325,000	5.000	10/01/2047	4,565,427
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,300,000	5.000	06/01/2042	1,407,198
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Bonds Series 2009 AA (NR/Baa1)(a)
2,685,000	5.500	06/15/2019	2,751,507
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc.-2017 Project Series 2017 (A/NR)
785,000	3.000	06/01/2032	726,714
1,545,000	5.000	06/01/2032	1,764,313
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB+/Baa1)
5,380,000	5.000	06/15/2037	5,777,636
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (AAA/Aaa)
2,675,000	5.000	07/01/2033	3,139,995
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000	07/01/2040	1,057,275
New Jersey State Turnpike Authority RB Refunding Series 2017 C-5 (A+/A2)(b)
5,000,000	(1 Mo. LIBOR + 0.46%), 2.039	01/01/2021	5,012,650
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(d)
24,175,000	0.000	12/15/2035	11,055,711
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(d)
5,900,000	0.000	12/15/2038	2,231,911
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(d)
9,735,000	0.000	12/15/2026	7,034,706
3,085,000	0.000	12/15/2029	1,921,739
1,155,000	0.000	12/15/2031	644,317
1,475,000	0.000	12/15/2037	589,897
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
755,000	5.000	06/15/2046	788,575

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(d)
$4,675,000	0.000%	12/15/2027	$3,267,638
5,000,000	0.000	12/15/2031	2,832,800
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB+/Baa1)
1,325,000	5.250	12/15/2022	1,455,022
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
2,535,000	5.000	06/15/2020	2,644,233
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(d)
25,925,000	0.000	12/15/2036	11,011,125
12,000,000	0.000	12/15/2037	4,799,160
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(d)
15,000,000	0.000	12/15/2038	5,674,350
15,000,000	0.000	12/15/2039	5,385,450
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
6,515,000	5.500	06/15/2041	6,851,304
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB+/Baa1)
1,000,000	5.000	06/15/2042	1,033,090
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
2,290,000	5.000	06/15/2030	2,521,679
1,825,000	5.000	06/15/2031	2,000,602
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (AMT) (BBB-/Baa1)
1,670,000	4.000	01/01/2023	1,719,916
730,000	4.000	01/01/2024	747,739
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
2,000,000	5.000	06/01/2046	2,108,020
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB+/NR)
2,575,000	3.200	06/01/2027	2,565,267
Township of Rockaway GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa1)
1,535,000	2.000	07/15/2022	1,519,742

			119,357,193

New Mexico – 0.1%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 A (BBB+/Baa2)(b)(e)
1,200,000	5.200	06/01/2020	1,252,644
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/2040	2,654,025

			3,906,669

Municipal Bonds – (continued)
New York – 6.1%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BBB-/Baa3)
200,000	5.875	04/01/2042	207,330
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/2025	358,780
335,000	5.000	07/01/2026	368,755
425,000	5.000	07/01/2027	466,744
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 (AAA/Aaa)(c)(f)
7,305,270	(1 Mo. LIBOR + 0.50%), 2.718	01/25/2033	7,357,010
Long Island Power Authority RB Refunding Series 2014 C (A-/A3)(b)
9,000,000	(1 Mo. LIBOR + 0.75%), 2.329	10/01/2023	8,991,540
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A/A1)(b)
5,000,000	(1 Mo. LIBOR + 0.70%), 2.212	02/01/2020	5,019,100
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A/A1)(b)
7,635,000	(1 Mo. LIBOR + 0.55%), 2.062	11/01/2022	7,596,443
Metropolitan Transportation Authority RB Series 2011 B (A/A1)(b)
7,510,000	(1 Mo. LIBOR + 0.55%), 2.062	11/01/2022	7,472,074
New York City GO Bonds Fiscal 2006 Series H Subseries H1 (AA/Aa2)(b)(e)
2,500,000	1.460	10/02/2018	2,500,000
New York City GO Bonds Fiscal 2006 Series H Subseries H2 (AA/Aa2)(b)(e)
2,500,000	1.460	10/02/2018	2,500,000
New York City GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa2)(b)(e)
2,500,000	1.460	10/02/2018	2,500,000
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(b)(e)
2,500,000	1.460	10/02/2018	2,500,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(b)(e)
2,500,000	1.460	10/02/2018	2,500,000
New York City Housing Development Corp. Multi-Family Housing RB For Sustainable Neighborhood RMKT 06/29/16 Series 2016 C-2 (AA+/Aa2)(b)(e)
2,000,000	1.450	04/29/2020	1,974,140
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries DD-2 (AA+/Aa1)(b)(e)
2,455,000	1.460	10/02/2018	2,455,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(b)(e)
5,000,000	1.460	10/02/2018	5,000,000

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(b)(e)
$2,430,000	1.460%	10/02/2018	$2,430,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(b)(e)
2,425,000	1.460	10/02/2018	2,425,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(b)(e)
2,500,000	1.460	10/02/2018	2,500,000
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
4,840,000	3.500	02/15/2048	4,781,194
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
515,000	5.150	11/15/2034	559,944
2,825,000	5.000	11/15/2044	2,934,893
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AAA/Aa1)
1,400,000	5.000	02/15/2027	1,632,260
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AAA/Aa1)
6,190,000	5.000	02/15/2027	7,216,921
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AAA/Aa1)
25,000,000	5.000	03/15/2024	28,440,250
5,275,000	5.000	03/15/2026	6,166,580
New York State Energy Research & Development Authority PCRB for Mohawk Power Corp. RMKT 05/01/03 Series 1987 B-2 (AMBAC) (A/Aa3)(e)
1,630,000	5.301	07/01/2027	1,630,000
New York State Energy Research & Development Authority PCRB RMKT 05/01/03 Series 1987 A (AMBAC) (A/Aa3)(e)
1,370,000	5.284	03/01/2027	1,370,000
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(e)
5,350,000	2.830	07/01/2034	5,350,000
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000	5.000	05/01/2019	1,017,330
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000	5.000	03/15/2031	5,576,700
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
1,700,000	5.000	01/01/2033	1,871,649
1,200,000	5.000	01/01/2034	1,316,232
4,560,000	4.000	01/01/2036	4,520,465
2,450,000	5.000	01/01/2036	2,667,315
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM) (AA/A2)
5,500,000	4.000	07/01/2046	5,505,335
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
700,000	5.000	07/01/2041	739,263
3,250,000	5.250	01/01/2050	3,458,260

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (BB-/NR)
3,265,000	5.000	08/01/2021	3,450,811
2,250,000	5.000	08/01/2031	2,335,793
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
700,000	5.000	07/01/2046	737,422
Suffolk County New York GO Bonds for Public Improvement Series 2016 A (AGM) (AA/NR)
4,080,000	2.000	06/15/2019	4,081,673
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
1,000,000	5.000	11/01/2023	1,104,490
1,000,000	5.000	11/01/2024	1,116,860

			166,703,556

North Carolina – 0.1%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/2038	2,096,820
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/WR)(a)
100,000	6.000	01/01/2019	101,037
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
885,000	5.000	10/01/2018	885,000
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/2025	628,060

			3,710,917

Ohio – 2.6%
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(d)
53,450,000	0.000	06/01/2047	4,418,711
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(d)
132,000,000	0.000	06/01/2052	5,615,280
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
1,000,000	6.500	06/01/2047	1,020,000
2,400,000	5.875	06/01/2047	2,399,976
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
25,420,000	5.125	06/01/2024	25,168,596
1,650,000	5.875	06/01/2030	1,658,184
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
1,700,000	6.250	06/01/2037	1,768,221

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Ohio – (continued)
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
$275,000	5.000%	11/01/2020	$286,572
285,000	5.000	11/01/2021	300,100
400,000	5.000	11/01/2022	424,968
420,000	5.000	11/01/2023	448,879
City of Columbus Various Purpose Unlimited Tax Bonds Series 2017 A (AAA/Aaa)
11,470,000	4.000	04/01/2033	12,209,471
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
10,000,000	8.223	02/15/2040	12,107,700
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
2,865,000	5.500	02/15/2057	3,087,668
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(f)
700,000	4.500	01/15/2048	713,811

			71,628,137

Oklahoma – 0.4%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
3,670,000	4.000	08/15/2048	3,619,427
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
5,000,000	5.250	08/15/2048	5,445,650
Oklahoma Turnpike Authority RB Second Senior Series 2017 C (AA-/Aa3)
1,400,000	4.000	01/01/2042	1,445,654
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)(e)
1,500,000	5.000	06/01/2025	1,594,125

			12,104,856

Oregon – 0.8%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(a)
1,500,000	8.250	01/01/2019	1,523,325
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
1,385,000	3.500	03/01/2029	1,349,503
1,540,000	3.750	03/01/2032	1,506,551
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/2025	3,605,850
Portland Oregon Community College District GO Bonds Series 2013 (AA+/Aa1)
2,000,000	5.000	06/15/2026	2,229,880
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
7,090,000	4.000	04/01/2029	7,641,886
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (NR/Aa1)
4,155,000	5.000	06/15/2029	4,856,530

			22,713,525

Municipal Bonds – (continued)
Pennsylvania – 5.3%
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
4,000,000	5.000	04/01/2030	4,484,680
16,000,000	4.000	04/01/2044	15,550,880
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba1)(f)
2,420,000	5.000	05/01/2027	2,619,819
1,600,000	5.000	05/01/2032	1,723,616
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba1)(f)
750,000	5.000	05/01/2023	797,212
750,000	5.000	05/01/2028	817,282
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
100,000	5.000	10/01/2031	110,028
390,000	5.000	10/01/2032	428,438
410,000	5.000	10/01/2033	449,475
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
1,000,000	5.000	08/01/2025	1,123,310
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
24,905,000	4.000	06/01/2039	24,903,755
Commonwealth of Pennsylvania COP Series 2018 A (A/A2)
1,250,000	4.000	07/01/2046	1,219,213
Commonwealth of Pennsylvania GO Bonds Series 2015 (A+/Aa3)
3,925,000	5.000	08/15/2025	4,461,077
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000	12/01/2038	772,252
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)
855,000	3.000	07/01/2019	859,583
1,155,000	5.000	07/01/2020	1,204,018
900,000	5.000	07/01/2022	966,285
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/2023	2,586,475
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
750,000	5.000	06/30/2042	797,940
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2011 (AMT) (A-/NR)(b)(e)
5,000,000	2.250	07/01/2019	4,992,200
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(c)
1,550,000	(3 Mo. LIBOR + 0.60%), 2.205	07/01/2027	1,499,439

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
$4,000,000	5.000%	09/15/2019	$4,111,880
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/2025	4,563,280
Pennsylvania State GO Bonds Consolidated Loan of 2018 Series 2018 A (A+/Aa3)
6,675,000	5.000	08/15/2023	7,428,941
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)(a)
1,720,000	5.500	12/01/2023	1,991,038
Pennsylvania Turnpike Commission RB Series 2018 A (AA/Aa3)
30,675,000	5.250	12/01/2044	35,288,213
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/2042	3,971,905
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
5,000,000	5.250	06/01/2047	5,491,950
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
4,500,000	5.000	07/01/2028	4,958,280
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
2,500,000	(1 Mo. LIBOR + 0.64%), 2.265	12/01/2020	2,501,975
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
300,000	5.000	11/15/2021	307,287
450,000	5.000	11/15/2028	452,381
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,199,363

			144,633,470

Puerto Rico – 3.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (C/Ca)
2,890,000	6.125	07/01/2024	2,792,462
2,000,000	6.000	07/01/2038	1,927,500
2,500,000	6.000	07/01/2044	2,409,375
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (C/Ca)
1,060,000	5.750	07/01/2037	1,005,675
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Ca)(i)
4,200,000	8.000	07/01/2035	2,430,750
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2001 A (AMBAC) (D/Ca)
880,000	5.500	07/01/2019	897,406
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2009 B (D/Ca)(i)
3,000,000	6.500	07/01/2037	1,770,000
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)(i)
3,955,000	5.000	07/01/2041	2,284,012

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
2,000,000	6.000	07/01/2027	2,065,660
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
215,000	5.250	07/01/2041	243,144
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
3,945,000	5.250	07/01/2038	4,317,881
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
2,050,000	5.250	07/01/2033	2,323,245
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
17,625,000	(3 Mo. LIBOR + 0.52%), 2.125	07/01/2029	16,523,437
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (D/Baa2)
350,000	5.250	07/01/2029	377,793
215,000	5.250	07/01/2030	231,811
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Ca)(i)
1,000,000	5.250	07/01/2019	655,000
Puerto Rico Electric Power Authority RB Series 2007 VV (NATL-RE) (D/Baa2)
2,695,000	5.250	07/01/2034	2,883,300
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
8,205,000	6.750	07/01/2036	5,394,787
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
590,915	10.000	01/01/2021	398,868
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
590,915	10.000	07/01/2021	398,868
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
196,972	10.000	01/01/2022	132,956
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
196,972	10.000	07/01/2022	132,956
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
3,175,000	5.250	07/01/2035	3,376,994
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM) (AA/A2)
120,000	5.250	07/01/2034	136,025
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (FGIC) (AA/A3)
180,000	5.250	07/01/2039	203,026
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
895,000	5.250	07/01/2030	990,112
1,040,000	5.250	07/01/2031	1,153,401
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
165,000	5.250	07/01/2034	187,034
165,000	5.250	07/01/2036	186,391

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
$255,000	5.250%	07/01/2032	$273,883
930,000	5.250	07/01/2033	997,248
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
3,260,000	4.750	07/01/2038	3,239,625
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(e)
3,240,000	10.000	07/01/2035	3,431,581
Puerto Rico Public Buildings Authority RB Series 2003 H (AMBAC) (COMWLTH GTD) (NR/Ca)
120,000	5.500	07/01/2019	122,374
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (D/Ca)(i)
3,320,000	6.000	08/01/2042	1,626,800
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (D/Ca)(i)
195,000	5.375	08/01/2039	95,550
1,255,000	5.500	08/01/2042	614,950
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (D/Ca)(i)
13,170,000	6.750	08/01/2032	6,453,300
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(d)(i)
7,000,000	0.000	08/01/2035	957,250
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (D/Ca)(d)(i)
6,500,000	0.000	08/01/2034	894,400
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (D/Ca)(d)(i)
1,400,000	0.000	08/01/2037	172,186
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(i)
5,960,000	5.000	08/01/2024	2,920,400
3,950,000	6.500	08/01/2044	1,935,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (D/Ca)(i)
1,755,000	5.750	08/01/2037	859,950
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 A (D/Ca)(i)
400,000	4.500	08/01/2021	194,000
225,000	5.625	08/01/2030	110,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 C (D/Ca)(i)
3,500,000	6.500	08/01/2035	1,715,000

			84,444,116

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/Aa3)
500,000	5.000	05/15/2024	554,890

Municipal Bonds – (continued)
South Carolina – 0.4%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/2025	1,505,924
1,570,000	4.000	05/01/2026	1,681,502
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (AA/Aa1)
4,520,000	5.000	03/01/2031	5,242,341
1,590,000	4.000	03/01/2032	1,678,340

			10,108,107

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
630,000	5.000	01/01/2024	705,663
1,075,000	5.000	01/01/2025	1,221,512
730,000	5.000	01/01/2026	836,711

			2,763,886

Tennessee – 0.3%
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
1,800,000	4.000	07/01/2040	1,766,538
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)(e)
970,000	4.850	06/01/2025	974,016
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
400,000	5.000	07/01/2040	435,288
700,000	5.000	07/01/2046	757,827
Metropolitan Government Nashville & Davidson County Industrial Development Board RB for Waste Management, Inc. Series 2001 (A-/NR)(b)(e)
3,000,000	2.850	08/02/2021	3,016,200

			6,949,869

Texas – 7.1%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa1)
250,000	5.000	01/01/2040	273,138
435,000	5.000	01/01/2046	473,232
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/2027	240,270
575,000	4.800	09/01/2037	548,826
650,000	5.250	09/01/2046	616,284
City of Fort Worth Water & Sewer System RB Refunding & Improvement Series 2015 A (AA+/Aa1)
8,245,000	5.000	02/15/2024	9,314,294
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
425,000	4.125	09/01/2027	415,833

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
$175,000	3.250%	09/01/2022	$173,598
570,000	4.500	09/01/2027	575,860
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
425,000	4.000	09/01/2024	444,112
440,000	4.000	09/01/2025	458,339
460,000	4.000	09/01/2026	475,125
480,000	4.000	09/01/2027	494,146
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/2025	1,473,906
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(f)
250,000	4.000	09/01/2028	247,570
City of Round Rock Utility Revenue System RB Refunding Series 2017 (AAA/NR)
1,000,000	5.000	08/01/2024	1,137,150
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (AAA/NR)
4,370,000	4.000	08/15/2036	4,478,201
3,875,000	4.000	08/15/2037	3,947,385
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/2030	2,761,950
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
395,000	5.000	09/01/2027	404,978
225,000	5.000	09/01/2032	225,310
330,000	5.125	09/01/2037	326,245
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (AA+/NR)
18,225,000	5.000	10/01/2037	20,685,739
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(g)
2,905,000	0.000	10/01/2046	2,700,691
4,075,000	0.000	10/01/2047	3,792,725
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(c)
6,770,000	(SIFMA Municipal Swap Index Yield + 0.95%), 2.510	06/01/2023	6,881,705
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
8,120,000	(3 Mo. LIBOR + 0.67%), 2.220	08/15/2035	7,564,348

Municipal Bonds – (continued)
Texas – (continued)
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
95,000	3.000	09/01/2024	95,049
100,000	3.500	09/01/2025	101,846
100,000	3.500	09/01/2026	100,618
105,000	3.500	09/01/2027	104,282
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB/NR)
2,495,000	5.000	07/15/2028	2,778,657
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB/NR)
2,500,000	5.000	07/15/2020	2,603,075
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A/A1)
350,000	5.000	07/01/2031	408,121
325,000	5.000	07/01/2032	377,481
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A/A1)
2,000,000	5.000	07/01/2029	2,356,160
2,150,000	5.000	07/01/2030	2,516,940
2,000,000	5.000	07/01/2031	2,332,120
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
3,425,000	4.000	02/15/2042	3,498,261
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,550,000	5.000	12/01/2018	1,553,456
1,545,000	5.000	12/01/2019	1,569,195
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)
1,315,000	5.000	09/01/2038	1,293,776
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
1,300,000	6.300	11/01/2029	1,365,013
Mission Economic Development Corp. RB for Waste Management, Inc. Series 2008 (A-/NR)(b)
2,500,000	2.500	08/01/2020	2,492,850
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,370,000	5.000	09/15/2032	1,489,656
710,000	5.000	09/15/2033	769,739
750,000	5.000	09/15/2034	810,233
790,000	5.000	09/15/2035	851,438
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Baa3)
765,000	5.000	04/01/2027	851,690
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (BBB-/NR)
1,000,000	5.000	04/01/2039	1,025,580

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Ba2)
$645,000	4.000%	04/01/2022	$665,614
320,000	4.000	04/01/2023	330,915
275,000	4.000	04/01/2024	285,448
365,000	4.000	04/01/2025	379,180
375,000	4.000	04/01/2026	388,020
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/2030	269,065
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA/NR)(a)(g)
1,000,000	0.000	09/01/2031	1,074,960
North Texas Tollway Authority RB First Tier Series 2009 A (A+/A1)
205,000	6.250	01/01/2039	206,993
North Texas Tollway Authority RB First Tier Series 2009 A (A+/NR)
470,000	6.250	01/01/2024	474,700
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(a)
2,925,000	6.250	01/01/2019	2,955,859
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
2,750,000	5.000	01/01/2038	3,071,035
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
2,000,000	5.000	01/01/2032	2,249,780
North Texas Tollway Authority RB Special Project System Series 2011 A (AA/NR)(a)
1,000,000	5.500	09/01/2021	1,092,330
1,000,000	6.000	09/01/2021	1,106,360
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
1,500,000	5.000	01/01/2022	1,627,440
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A+/A1)
6,000,000	6.500	01/01/2043	7,146,420
Port of Houston Authority Harris County Unlimited Tax GO Refunding Bonds Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/2033	3,000,000
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
1,865,000	5.250	08/01/2034	1,870,390
State of Texas RB Series 2018 (SP-1+/MIG1)
25,000,000	4.000	08/29/2019	25,460,250
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,375,000	4.000	05/15/2019	2,392,622
2,475,000	5.000	05/15/2020	2,554,571
2,100,000	5.000	05/15/2021	2,200,653
2,730,000	5.000	05/15/2022	2,896,585

Municipal Bonds – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A3)
4,950,000	6.250	12/15/2026	5,690,570
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A3)(c)
3,290,000	(SIFMA Municipal Swap Index Yield + 0.55%), 2.110	09/15/2027	3,239,630
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
8,505,000	6.875	12/31/2039	8,945,729
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
1,380,000	5.000	08/15/2042	1,467,078
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
425,000	4.500	09/01/2027	414,320
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
8,500,000	3.250	02/15/2041	7,551,570

			193,484,283

Utah – 0.4%
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
4,500,000	5.000	07/01/2033	5,044,230
2,650,000	5.000	07/01/2047	2,899,073
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AAA/Aa2)
3,065,000	4.000	06/15/2034	3,192,964

			11,136,267

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000	05/01/2025	801,538
585,000	5.000	05/01/2026	628,852

			1,430,390

Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
1,000,000	5.000	10/01/2020	1,012,500
1,410,000	5.000	10/01/2029	1,417,050
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
700,000	5.000	10/01/2032	703,500
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
1,450,000	5.000	10/01/2039	1,366,625
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)(f)
5,000,000	5.000	10/01/2034	5,237,100

			9,736,775

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Virginia – 3.3%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(e)
$2,500,000	2.125%	04/01/2020	$2,489,575
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB+/NR)
1,250,000	4.000	10/01/2042	1,249,950
Newport News Economic Development Authority Residential Care Facilities RB Refunding For Lifespire of Virginia Series 2016 (NR/NR)
450,000	2.000	12/01/2018	449,829
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(d)
122,865,000	0.000	06/01/2047	13,577,811
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC/NR)(d)
13,500,000	0.000	06/01/2047	1,284,255
University of Virginia RB Series 2013 (AAA/Aaa)
50,850,000	5.000	06/01/2037	55,740,245
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/WR)(a)
2,750,000	5.000	07/01/2025	3,155,927
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
2,580,000	5.000	12/31/2047	2,762,741
1,885,000	5.000	12/31/2056	2,005,640
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
1,000,000	5.000	12/31/2052	1,065,520
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
950,000	5.000	07/01/2034	1,001,395
3,325,000	5.000	01/01/2040	3,487,094
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/2042	805,973
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(b)(e)(f)
300,000	5.000	07/01/2038	306,843
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (A-/Baa1)(a)
1,000,000	7.750	01/01/2019	1,014,250

			90,397,048

Washington – 3.6%
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (AA/Aa2)
3,340,000	4.000	01/01/2033	3,524,902
6,715,000	4.000	01/01/2034	7,059,345
11,655,000	4.000	01/01/2043	11,889,499

Municipal Bonds – (continued)
Washington – (continued)
State of Washington GO Bonds Various Purpose Series 2014 D (AA+/Aa1)
15,055,000	5.000	02/01/2026	16,954,038
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/2029	2,739,050
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	258,658
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(a)
250,000	6.000	08/15/2019	258,548
Washington State Convention Center Public Facilities District RB Series 2018 (A+/Aa3)
6,825,000	5.000	07/01/2048	7,539,236
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (AA+/Aa1)(d)
6,855,000	0.000	06/01/2028	5,145,706
Washington State Various Purpose GO Bonds Series 2018 C (AA+/Aa1)
32,785,000	5.000	02/01/2043	37,059,508
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
2,475,000	5.000	01/01/2023	2,562,516
2,595,000	5.000	01/01/2024	2,686,110

			97,677,116

West Virginia – 0.6%
State of West Virginia GO Bonds Series 2018 B (AA-/Aa2)
8,490,000	5.000	06/01/2035	9,774,197
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/WR)(a)
1,000,000	5.500	06/01/2019	1,023,070
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
770,000	5.000	01/01/2033	856,071
910,000	5.000	01/01/2034	1,007,625
1,095,000	5.000	01/01/2035	1,209,526
1,155,000	5.000	01/01/2036	1,271,666

			15,142,155

Wisconsin – 0.3%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)(f)
1,000,000	4.300	11/01/2030	1,024,030
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
1,100,000	5.000	09/30/2037	1,193,654
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
500,000	5.200	12/01/2037	519,165

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
$2,000,000	5.250%	07/01/2028	$2,139,220
Public Finance Authority Senior Living RB Refunding for Mary’s Woods at Marylhurst Project Series 2017 B-3 (BB/NR)(f)
1,900,000	3.000	11/15/2022	1,900,950
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (BBB-/NR)
275,000	4.000	09/15/2021	283,814
225,000	4.000	09/15/2022	233,496
250,000	4.000	09/15/2023	260,137
365,000	4.000	09/15/2024	377,257
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB+/NR)
285,000	4.000	05/01/2019	287,246
410,000	5.000	05/01/2020	424,419

			8,643,388

TOTAL MUNICIPAL BONDS
(Cost $2,645,974,825)			$2,659,003,056

Corporate Bonds – 0.2%
Commercial & Professional Services – 0.0%
Catholic Health Initiatives
$470,000	4.350%	11/01/2042	$423,485

Health Care Equipment & Services – 0.2%
Prime Healthcare Foundation, Inc. Series B
4,975,000	7.000	12/01/2027	5,324,496

TOTAL CORPORATE BONDS
(Cost $5,313,208)			$5,747,981

U.S. Treasury Obligation – 0.3%
U.S. Treasury Notes
$9,000,000	1.625%	07/31/2019	$8,929,687
(Cost $8,927,608)

TOTAL INVESTMENTS – 97.5%
(Cost $2,660,215,641)			$2,673,680,724

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%			68,345,683

NET ASSETS – 100.0%			$2,742,026,407

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $93,890,697, which represents approximately 3.4% of net assets as of September 30, 2018. The liquidity determination is unaudited.
(g)	Zero coupon bond until next reset date.
(h)	When-issued security.
(i)	Security is currently in default.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCSDE	—South Carolina State Department of Education
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Ultra Bond	(48)	12/19/2018	$(7,405,500)	$253,861

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/2023	1.000%	0.226%	Bank of America NA	03/20/2023	USD 1,000	$32,532	$(22,172)	$54,704
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.226	JPMorgan Chase Bank NA	03/20/2023	1,000	32,532	(22,171)	54,703
TOTAL						$65,064	$(44,343)	$109,407

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3.000%	3 Month LIBOR	12/19/2028	USD 22,900	(b)	$262,287	$94,522	$167,765
2.250	3 Month LIBOR	12/21/2041	19,600		2,869,064	(1,202,716)	4,071,780
3.000	3 Month LIBOR	12/19/2048	233,340	(b)	6,139,764	3,305,565	2,834,199
TOTAL					$9,271,115	$2,197,371	$7,073,744

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 97.7%
Alabama – 2.3%
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
$850,000	5.000%	10/01/2024	$939,233
850,000	5.000	10/01/2025	934,609
4,125,000	5.000	10/01/2030	4,442,501
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/2038	5,024,350
6,000,000	0.000	10/01/2042	5,222,220
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
8,300,000	6.000	10/01/2042	9,459,593
19,850,000	7.000	10/01/2051	23,670,530
78,270,000	6.500	10/01/2053	91,483,541

			141,176,577

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset-Backed Bonds Series 2006 A (NR/B3)
4,865,000	5.000	06/01/2046	4,864,951
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (NR/NR)(b)
6,780,000	0.000	06/01/2046	739,902

			5,604,853

Arizona – 2.3%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (A-/A3)
4,500,000	4.500	03/01/2030	4,754,835
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
59,530,000	(3 Mo. LIBOR + 0.81%), 2.420	01/01/2037	56,563,025
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa1)
1,000,000	5.000	05/01/2038	1,091,380
2,780,000	5.000	05/01/2043	3,017,801
2,500,000	5.000	05/01/2048	2,703,450
2,000,000	5.000	05/01/2051	2,154,500
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/2042	1,328,138
1,325,000	6.250	12/01/2046	1,406,209
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)(d)
3,100,000	6.000	08/01/2028	3,056,786
16,130,000	6.250	08/01/2040	15,771,591
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/2040	8,954,880
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/2038	5,309,700

Municipal Bonds – (continued)
Arizona – (continued)
Maricopa County IDA RB for Banner Health Series 2017 A (AA-/NR)
16,075,000	4.000	01/01/2041	16,185,596
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A-/A3)
5,350,000	4.500	06/01/2030	5,673,996
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A-/A3)
3,390,000	4.000	09/01/2029	3,519,159
The Industrial Development Authority of the City of Phoenix RB for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
1,000,000	5.000	07/01/2042	1,078,330
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
850,000	5.000	07/01/2037	922,293
University Medical Center Corp. RB Series 2009 (NR/WR)(e)
500,000	6.250	07/01/2019	515,700
1,360,000	6.500	07/01/2019	1,405,220
University Medical Center Corp. RB Series 2011 (NR/WR)(e)
3,500,000	6.000	07/01/2021	3,854,515

			139,267,104

California – 13.1%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (A+/Aa3)(b)
1,600,000	0.000	08/01/2026	1,274,096
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (AA-/Aa3)
3,000,000	5.000	08/01/2040	3,369,930
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(b)
4,995,000	0.000	08/01/2037	2,387,011
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(b)
1,210,000	0.000	08/01/2036	579,663
Atascadero Unified School District GO Bonds for 2014 Election Series 2014 B (NATL-RE) (NR/Aa3)
3,000,000	4.000	08/01/2042	3,060,330
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
465,000	5.000	05/01/2040	520,321
1,000,000	5.000	05/01/2043	1,116,610
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(b)
1,055,000	0.000	08/01/2025	867,231
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
2,755,000	5.250	05/01/2048	3,047,553
2,850,000	5.250	05/01/2053	3,138,278
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (BB+/NR)(b)
130,120,000	0.000	06/01/2055	10,213,119

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
$1,500,000	5.000%	02/01/2042	$1,669,320
4,000,000	5.000	02/01/2047	4,436,240
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,800,000	5.000	02/01/2042	1,962,306
17,675,000	5.000	02/01/2047	19,202,827
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB+/NR)
3,790,000	5.000	12/31/2047	4,125,074
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 B (AMT) (BBB+/NR)
1,895,000	5.000	06/01/2048	2,069,378
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
500,000	5.000	10/01/2018	500,000
250,000	5.000	10/01/2034	285,027
250,000	5.000	10/01/2036	282,755
300,000	5.000	10/01/2037	337,416
300,000	5.000	10/01/2038	336,609
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
1,920,000	5.000	09/01/2030	2,104,089
2,040,000	5.000	09/01/2037	2,196,550
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/2043	2,081,494
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (BB-/NR)(d)
9,000,000	5.500	12/01/2058	9,691,110
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (A-/NR)
500,000	5.000	08/01/2038	564,335
3,000,000	4.000	08/01/2045	3,020,850
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(d)
2,000,000	3.000	11/01/2022	2,005,440
935,000	5.000	11/01/2032	1,044,040
1,875,000	5.000	11/01/2041	2,047,875
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CA MTG INS) (AA-/NR)
2,850,000	5.000	08/15/2038	3,182,338
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
1,200,000	5.000	04/01/2047	1,311,024

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB-/NR)
6,235,000	5.500	12/01/2054	6,688,284
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
3,750,000	5.000	05/15/2042	4,127,175
3,850,000	5.000	05/15/2047	4,222,295
3,075,000	5.000	05/15/2050	3,365,218
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (CCC/NR)(b)
35,000,000	0.000	06/01/2046	5,401,900
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (NR/Baa2)(b)
7,000,000	0.000	09/01/2033	3,815,840
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/2026	844,830
2,830,000	7.000	12/01/2036	3,235,397
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,232,110
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/2031	672,472
5,000,000	8.000	06/01/2044	5,019,700
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (A-/NR)
600,000	5.000	09/02/2030	643,560
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(d)
280,000	5.000	09/01/2032	295,649
700,000	5.000	09/01/2037	731,192
1,745,000	5.000	09/01/2047	1,816,231
Coachella Valley Unified School District GO Bonds Capital Appreciation Series 2012 D (AGM) (AA/WR)(b)
2,500,000	0.000	08/01/2043	879,900
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (A+/NR)
175,000	5.000	09/01/2020	175,033
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (A-/Baa2)(b)
1,305,000	0.000	08/01/2027	963,938
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
640,000	5.000	09/01/2027	701,651
2,285,000	5.000	09/01/2037	2,505,091
6,680,000	5.000	09/01/2047	7,233,772

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/Baa2)(b)
$5,400,000	0.000%	08/01/2032	$3,243,402
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (AA-/WR)(b)
4,180,000	0.000	04/01/2029	2,986,067
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(b)
3,360,000	0.000	10/01/2032	2,016,840
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(b)
12,000,000	0.000	01/15/2035	6,245,760
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa3)
31,030,000	3.950	01/15/2053	30,064,346
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (A-/Baa3)
13,535,000	6.000	01/15/2053	15,569,852
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (A-/Baa3)(f)(g)
4,425,000	5.500	01/15/2023	4,925,246
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/2027	202,548
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(b)
77,260,000	0.000	06/01/2047	13,423,152
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(b)
147,670,000	0.000	06/01/2047	25,572,014
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
7,975,000	5.000	06/01/2040	8,774,733
28,010,000	5.000	06/01/2045	30,730,891
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
6,370,000	5.000	06/01/2047	6,519,313
4,775,000	5.250	06/01/2047	4,949,908
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B+/B3)
27,780,000	5.300	06/01/2037	29,023,988
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(b)
101,195,000	0.000	06/01/2036	31,111,391
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(b)
51,235,000	0.000	06/01/2047	7,313,796

Municipal Bonds – (continued)
California – (continued)
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(b)
260,660,000	0.000	06/01/2057	15,926,326
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (AA/NR)(h)
1,150,000	5.000	09/01/2051	1,275,407
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000	09/01/2047	1,806,532
1,925,000	5.000	03/01/2057	2,090,627
Lake Tahoe Community College District GO Bonds for Election of 2014 Series 2018 B (AA/A1)
3,150,000	4.000	08/01/2048	3,203,739
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/2043	3,125,540
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/2024	215,583
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(b)
49,925,000	0.000	08/01/2050	12,074,861
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A/NR)
1,625,000	6.750	09/01/2026	1,826,663
1,500,000	7.000	09/01/2031	1,698,465
875,000	7.250	09/01/2038	996,905
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(b)
3,750,000	0.000	08/01/2035	1,977,000
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/2039	11,284,103
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/2039	2,735,540
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/2029	12,279,800
21,765,000	6.500	11/01/2039	29,769,514
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa2)(a)
7,000,000	0.000	08/01/2030	6,796,160
Natomas Unified School District GO Bonds Election of 2014 Series 2013 (BAM) (AA/A1)
14,535,000	4.000	08/01/2042	14,928,026
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(b)
860,000	0.000	08/01/2025	710,274
1,105,000	0.000	08/01/2026	879,922
5,550,000	0.000	08/01/2030	3,694,302
7,830,000	0.000	08/01/2032	4,722,195
7,000,000	0.000	08/01/2034	3,821,580

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
$3,000,000	5.250%	08/15/2045	$3,277,770
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	283,058
200,000	5.000	08/15/2028	228,072
2,900,000	5.000	08/15/2047	3,146,732
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,500,000	5.000	11/01/2047	12,699,795
Palomar Pomerado Health COPS Series 2009 (NR/WR)(e)
16,000,000	6.750	11/01/2019	16,848,800
Palomar Pomerado Health COPS Series 2010 (BB+/Ba1)(e)
6,500,000	6.000	11/01/2020	7,057,700
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/2038	13,248,838
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA/Aa2)(b)
1,805,000	0.000	08/01/2025	1,500,839
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/2029	518,190
500,000	4.000	09/01/2030	515,045
650,000	4.000	09/01/2031	666,848
900,000	3.000	09/01/2032	825,480
820,000	3.000	09/01/2033	743,199
750,000	3.000	09/01/2034	672,990
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(b)
6,170,000	0.000	08/01/2036	2,907,304
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/2031	5,139,943
880,000	5.250	09/01/2034	928,937
6,815,000	5.500	09/01/2045	7,249,797
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/2045	23,935,500
Riverside County Public Financing Authority Tax Allocation RB Refunding Series 2017 A (BAM) (AA/NR)
4,245,000	4.000	10/01/2040	4,286,601
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(b)
2,220,000	0.000	10/01/2033	1,222,132
2,220,000	0.000	10/01/2035	1,102,608
1,840,000	0.000	10/01/2037	821,523
5,100,000	0.000	10/01/2038	2,165,409
8,425,000	0.000	10/01/2039	3,406,059

Municipal Bonds – (continued)
California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR) – (continued)
13,395,000	0.000	10/01/2040	5,153,325
7,275,000	0.000	10/01/2041	2,673,926
6,360,000	0.000	10/01/2042	2,232,805
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/2025	1,372,429
1,950,000	6.750	10/01/2030	2,201,140
Riverside County Redevelopment Successor Agency Tax Allocation Refunding for Mid-County Redevelopment Project Area Series 2017 C (BAM) (AA/NR)
3,355,000	4.000	10/01/2040	3,405,728
Riverside County Redevelopment Successor Agency Tax Allocation Refunding Series 2017 A (BAM) (AA/NR)
8,585,000	4.000	10/01/2039	8,760,821
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB/NR)
2,000,000	5.750	06/01/2048	2,194,700
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000	09/01/2029	869,084
1,865,000	5.000	09/01/2033	2,068,527
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(c)
6,375,000	(3 Mo. LIBOR + 0.53%), 2.085	12/01/2035	6,227,355
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(c)
3,920,000	(3 Mo. LIBOR + 0.55%), 2.105	06/01/2034	3,782,173
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (A+/A2)(b)
1,420,000	0.000	08/01/2025	1,171,997
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (AA-/Aa2)
10,000,000	4.000	07/01/2042	10,287,100
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(b)
10,000,000	0.000	07/01/2030	6,745,300
3,000,000	0.000	07/01/2031	1,922,850
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2018 D (AMT) (A+/A1)
17,250,000	5.000	05/01/2048	19,132,665
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(e)
500,000	6.750	02/01/2021	556,590

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)(e)
$750,000	6.250%	08/01/2019	$778,005
555,000	6.375	08/01/2019	576,290
305,000	6.500	08/01/2019	317,014
1,000,000	6.625	08/01/2019	1,040,420
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(e)
435,000	6.625	02/01/2021	482,998
2,500,000	7.000	02/01/2021	2,797,150
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
3,000,000	5.000	01/15/2029	3,323,160
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (A+/Aa2)(b)
1,580,000	0.000	08/01/2024	1,360,649
1,595,000	0.000	08/01/2025	1,329,799
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/2042	2,112,540
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/2044	2,156,440
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/2032	2,158,440
2,000,000	5.000	07/01/2042	2,150,640
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)(e)
3,000,000	7.000	02/01/2021	3,352,920
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (NR/NR)(b)
88,700,000	0.000	06/01/2056	6,992,221
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/2040	2,329,840
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/2042	4,225,200
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)(e)
1,000,000	6.750	08/01/2021	1,133,010
2,100,000	7.000	08/01/2021	2,393,706
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/2037	2,245,192

Municipal Bonds – (continued)
California – (continued)
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/2040	814,695
1,000,000	5.000	09/01/2045	1,083,080
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)(e)
1,500,000	6.875	12/01/2021	1,729,050
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
12,000,000	(3 Mo. LIBOR + 0.74%), 2.290	05/15/2043	10,684,800
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/2031	1,147,860
5,000,000	7.500	09/01/2042	5,740,800
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(b)
8,360,000	0.000	08/01/2034	4,592,566
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/2042	13,030,170

			789,350,127

Colorado – 4.4%
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
750,000	5.000	12/01/2037	742,650
1,065,000	5.125	12/01/2047	1,049,856
Arista Metropolitan District GO Refunding Bonds Series 2018 A (NR/NR)
3,000,000	5.125	12/01/2048	3,036,720
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,375,000	5.125	12/01/2046	2,413,071
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	650,409
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375	12/15/2047	982,220
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375	12/01/2048	2,229,255
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,770,108
4,000,000	6.125	12/01/2047	4,044,600
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	1,958,560
Centerra Metropolitan District No. 1 Special RB Refunding & Improvement Bonds Series 2017 (NR/NR)(d)
6,500,000	5.000	12/01/2047	6,557,915

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
$500,000	7.375%	12/15/2047	$501,560
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
790,000	4.375	12/01/2032	793,579
1,000,000	5.000	12/01/2047	1,011,940
Colorado Crossing Metropolitan District No. 2 Limited Property Tax Supported RB Series 2017 (NR/NR)
7,390,000	7.500	12/01/2047	7,267,548
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/2033	3,528,665
3,500,000	5.000	12/01/2033	3,705,800
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/2036	3,370,440
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB/WR)
3,000,000	5.625	06/01/2043	3,251,820
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
4,410,000	5.000	06/01/2047	4,716,671
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (BBB/NR)
965,000	5.000	12/31/2047	1,035,465
965,000	5.000	12/31/2051	1,033,235
1,925,000	5.000	12/31/2056	2,056,689
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/2041	13,374,914
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	12/01/2047	2,937,450
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding Series 2015 (NR/NR)
500,000	5.250	12/01/2030	523,645
2,000,000	5.750	12/01/2045	2,093,280
Copperleaf Metropolitan District No. 3 GO Bonds Series 2017 A (NR/NR)
500,000	5.000	12/01/2037	499,355
700,000	5.125	12/01/2047	697,326
Copperleaf Metropolitan District No. 3 GO Bonds Subordinate Series 2017 B (NR/NR)
506,000	7.625	12/15/2047	498,658
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)
2,000,000	5.250	12/01/2048	2,005,120
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)
820,000	7.500	12/15/2048	818,672

Municipal Bonds – (continued)
Colorado – (continued)
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	1,025,530
2,100,000	5.250	12/01/2047	2,150,190
Cross Creek Metropolitan District No. 2 GO Refunding Bonds Limited Tax Series 2006 (NR/NR)(g)
4,500,000	6.125	12/01/2037	4,600,710
Denver City & County COPS Series 2008 A-2 (AA+/Aa1)(f)(g)
7,000,000	1.480	10/02/2018	7,000,000
Denver City & County COPS Series 2008 A-3 (AA+/Aa1)(f)(g)
2,855,000	1.480	10/02/2018	2,855,000
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (BB/NR)
11,310,000	5.000	10/01/2032	12,033,614
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(d)
2,655,000	5.000	12/01/2026	2,963,511
5,285,000	5.000	12/01/2027	5,914,866
5,555,000	5.000	12/01/2028	6,180,160
7,200,000	5.000	12/01/2034	7,839,720
4,800,000	4.000	12/01/2035	4,677,456
4,800,000	4.000	12/01/2036	4,660,800
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(c)
16,520,000	(3 Mo. LIBOR + 1.10%), 2.655	12/01/2033	15,750,168
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)
2,470,000	5.375	08/01/2047	2,483,659
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)
1,269,000	8.000	08/01/2047	1,244,787
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
425,000	5.000	12/01/2032	469,914
1,175,000	4.000	12/01/2038	1,138,528
1,690,000	5.000	12/01/2048	1,809,483
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (A/A2)(b)
3,000,000	0.000	09/01/2039	1,150,290
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(b)
15,000,000	0.000	09/01/2028	10,561,800
4,100,000	0.000	09/01/2034	2,203,545
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/A2)(b)
1,715,000	0.000	09/01/2028	1,040,679
E-470 Public Highway Authority RB Series 2010 A (A/A2)(b)
20,000,000	0.000	09/01/2040	8,271,200
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL-RE) (NR/Baa2)
2,400,000	4.000	12/01/2047	2,339,328

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
Lakes at Centerra Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
$1,695,000	5.125%	12/01/2037	$1,708,950
3,445,000	5.250	12/01/2047	3,469,769
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/2045	1,271,800
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,229,105
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,260,223
5,380,000	5.750	12/01/2047	5,364,398
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
2,135,000	4.375	12/01/2031	2,051,116
1,825,000	5.000	12/01/2046	1,825,839
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(d)
1,000,000	5.000	12/01/2040	1,024,840
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(d)
3,000,000	5.000	12/15/2041	3,038,040
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A3)
4,000,000	6.500	11/15/2038	5,366,200
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
550,000	5.125	12/01/2037	559,691
1,000,000	5.125	12/01/2043	1,011,570
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)
635,000	7.250	12/15/2035	627,437
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/2031	725,340
1,500,000	5.500	12/01/2046	1,522,560
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,513,739
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/Baa2)
650,000	5.000	12/01/2039	692,237
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
3,250,000	5.000	12/01/2038	3,273,757
16,250,000	5.000	12/01/2047	16,282,988
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	1,975,820
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
880,000	5.250	12/01/2037	869,466
2,400,000	5.375	12/01/2047	2,366,760

Municipal Bonds – (continued)
Colorado – (continued)
Vista Ridge Metropolitan District GO Refunding Bonds Limited Tax Subseries 2006 B (NR/NR)(e)
1,725,000	9.500	12/01/2021	2,135,705
Westown Metropolitan District GO Bonds Series 2017 A (NR/NR)
880,000	5.000	12/01/2047	849,825
Whispering Pines Metropolitan District No. 1 GO Bonds Subordinated Series 2017 B (NR/NR)
1,490,000	7.375	12/15/2047	1,457,220
Whispering Pines Metropolitan District No. 1 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,002,320
2,500,000	5.000	12/01/2047	2,477,075
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bond Series 2018 A (NR/NR)
3,470,000	5.375	12/01/2048	3,473,123
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,605,465

			266,554,512

Connecticut – 0.6%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
900,000	5.500	08/01/2034	994,914
500,000	5.500	08/01/2035	550,610
420,000	5.500	08/01/2036	460,740
400,000	5.500	08/01/2037	436,452
410,000	5.500	08/01/2038	446,334
Connecticut State GO Bonds Series 2018 C (A/A1)
1,850,000	5.000	06/15/2028	2,094,441
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(d)
20,265,000	7.000	02/01/2045	20,662,599
State of Connecticut GO Bonds Series 2018 (A/A1)
4,860,000	5.000	06/15/2027	5,476,442
2,100,000	5.000	06/15/2029	2,362,668
450,000	5.000	06/15/2032	499,626
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/2023	547,345

			34,532,171

Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
4,937,000	5.450	07/01/2035	4,854,108
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/2031	3,157,530
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (A-/NR)
3,785,000	5.000	11/15/2048	4,122,773
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/2045	2,136,735

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Delaware – (continued)
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (AA-/NR)
$6,130,000	4.000%	07/01/2043	$6,170,213

			20,441,359

District of Columbia – 1.3%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)
37,100,000	6.500	10/01/2044	46,601,681
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Third Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/2041	30,919,750

			77,521,431

Florida – 11.7%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,530,000	6.300	05/01/2035	3,532,224
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB/NR)
1,725,000	3.500	05/01/2031	1,668,558
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
4,000,000	3.500	05/01/2032	3,840,640
6,755,000	3.700	05/01/2036	6,434,948
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
755,000	4.625	05/01/2028	746,061
2,000,000	5.000	05/01/2036	1,967,760
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
7,785,000	6.900	05/01/2025	8,739,752
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,860,000	6.900	05/01/2036	4,270,434
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
990,000	6.900	05/01/2036	1,084,090
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
750,000	5.750	05/01/2048	753,960
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,850,000	6.000	05/01/2048	1,827,189

Municipal Bonds – (continued)
Florida – (continued)
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-2 (NR/NR)
1,375,000	6.000	05/01/2029	1,351,721
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
1,070,000	3.625	05/01/2031	1,074,558
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,375,000	5.250	11/01/2046	2,384,642
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/2025	386,407
1,000,000	5.000	11/01/2036	1,055,060
1,100,000	5.000	11/01/2048	1,150,765
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
1,970,000	4.250	05/01/2029	2,056,128
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/2035	1,032,400
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
985,000	3.750	05/01/2031	1,000,169
1,130,000	4.000	05/01/2037	1,095,343
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
1,610,000	4.250	05/01/2031	1,654,259
2,810,000	4.250	05/01/2037	2,846,249
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB/NR)
710,000	6.000	11/01/2027	782,008
490,000	3.750	11/01/2031	479,563
3,000,000	6.500	11/01/2043	3,511,020
1,500,000	4.125	11/01/2046	1,433,820
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/2033	872,177
1,000,000	6.500	11/01/2043	1,130,190
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
315,000	3.500	05/01/2021	314,830
500,000	4.100	05/01/2026	499,860
1,755,000	4.700	05/01/2036	1,769,724
3,200,000	4.875	05/01/2047	3,231,200
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (NR/A2)(e)
4,750,000	7.000	04/01/2019	4,870,270
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
7,575,000	5.750	05/01/2035	8,044,423

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Brookstone Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
$600,000	3.875%	11/01/2023	$597,384
755,000	4.625	11/01/2028	750,470
1,500,000	5.125	11/01/2038	1,496,580
2,600,000	5.250	11/01/2048	2,597,140
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(d)
17,625,000	5.250	12/01/2058	17,623,590
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
355,000	4.000	05/01/2024	352,710
440,000	4.750	05/01/2029	433,158
500,000	5.125	05/01/2038	492,090
1,000,000	5.250	05/01/2049	982,030
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/2027	366,412
500,000	4.500	12/15/2032	500,495
975,000	4.700	12/15/2037	978,725
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/2020	205,958
210,000	3.750	11/01/2021	219,131
215,000	3.875	11/01/2022	224,086
25,000	4.000	11/01/2023	26,180
1,705,000	4.500	11/01/2031	1,782,918
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(d)
500,000	5.500	10/01/2036	478,005
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,750,000	4.000	10/01/2034	1,790,775
City of Jacksonville RB for Jacksonville University Project Series 2018 B (NR/NR)(d)
3,000,000	5.000	06/01/2053	3,102,060
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/2026	2,476,845
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB/NR)
2,990,000	3.500	05/01/2032	2,867,799
1,500,000	3.625	05/01/2035	1,430,505
1,750,000	3.750	05/01/2046	1,613,972
Concorde Estates Community Development District Capital Improvement Series 2017 B (NR/NR)(b)
2,943,614	0.000	11/01/2027	2,648,282
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(i)
3,305,000	5.850	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(i)
3,980,000	5.000	05/01/2011	40

Municipal Bonds – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,450,000	5.850	05/01/2035	3,450,724
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,215,000	5.850	05/01/2035	1,960,319
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(b)(i)
2,939,931	0.000	05/01/2017	1,558,163
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
1,900,000	5.000	11/01/2038	1,859,549
4,300,000	5.125	11/01/2050	4,197,273
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
782,000	4.000	05/01/2031	792,197
1,407,000	4.250	05/01/2038	1,420,071
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (A-/NR)
960,000	3.750	05/01/2029	959,146
County of Broward Airport System RB Series 2017 (AMT) (A+/A1)
4,250,000	5.000	10/01/2047	4,652,517
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,980,000	5.000	11/01/2038	1,930,916
3,170,000	5.125	11/01/2048	3,091,542
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)(d)
2,250,000	5.400	05/01/2039	2,203,380
3,280,000	5.500	05/01/2044	3,226,766
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	4.750	12/15/2038	977,070
3,000,000	5.000	12/15/2048	2,981,250
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,110,000	3.750	05/01/2034	3,030,975
4,300,000	4.000	05/01/2037	4,238,854
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,000,000	5.000	11/01/2048	971,930
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/2036	28,627,830
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,095,000	6.375	11/01/2026	1,210,829
3,245,000	7.000	11/01/2045	3,834,779

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
$1,000,000	5.250%	11/01/2035	$1,032,520
1,500,000	5.375	11/01/2046	1,551,435
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/2034	1,502,970
Florida Development Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(d)(f)(g)
1,850,000	5.000	08/01/2022	1,907,035
Florida Development Finance Corp. Surface Transportation Facility RB for Brightline Passenger Rail Project Series 2017 (AMT) (BB-/NR)(d)(f)(g)
13,800,000	5.625	01/01/2028	14,372,286
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(d)
1,750,000	4.750	06/01/2038	1,803,252
3,000,000	5.000	06/01/2048	3,125,850
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/2032	643,272
5,820,000	5.250	04/01/2042	6,281,817
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
725,000	5.000	11/01/2047	753,492
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/2031	708,666
1,000,000	4.125	05/01/2038	991,350
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/2026	3,365,756
5,000,000	5.000	11/15/2036	5,219,500
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,525,000	4.500	05/01/2036	1,500,631
2,305,000	4.625	05/01/2046	2,264,916
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(d)
1,725,000	4.000	05/01/2031	1,778,475
1,335,000	4.250	05/01/2035	1,371,552
1,810,000	4.250	05/01/2039	1,840,481
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,000,000	5.000	05/01/2034	1,063,220
2,170,000	5.125	05/01/2045	2,352,519
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/2031	534,490
500,000	5.150	05/01/2034	532,880

Municipal Bonds – (continued)
Florida – (continued)
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
1,540,000	3.400	05/01/2037	1,386,770
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,050,000	5.700	05/01/2036	2,052,460
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/2031	2,279,242
2,000,000	4.350	05/01/2036	2,031,980
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,000,000	4.250	05/01/2031	1,043,440
2,150,000	4.250	05/01/2036	2,187,603
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
2,295,000	5.000	11/01/2048	2,360,706
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/2035	2,519,150
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
1,000,000	5.000	11/01/2047	1,010,870
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,120,000	6.700	05/01/2033	2,285,572
4,765,000	7.000	05/01/2043	5,199,568
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,320,000	5.600	05/01/2044	6,788,754
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(d)
1,000,000	5.000	05/01/2037	1,032,350
2,375,000	5.125	05/01/2047	2,453,969
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,370,000	8.000	05/01/2040	21,906,695
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
675,000	4.000	05/01/2022	680,326
1,125,000	4.625	05/01/2027	1,151,201
2,500,000	5.250	05/01/2037	2,621,275
5,820,000	5.375	05/01/2047	6,094,529
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
1,175,000	5.000	05/01/2038	1,154,790
2,545,000	5.100	05/01/2048	2,491,606
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
1,665,000	4.000	05/01/2021	1,686,195
1,335,000	4.250	05/01/2026	1,356,454
3,715,000	5.000	05/01/2036	3,828,233
14,585,000	5.125	05/01/2046	14,975,878

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB+/NR)
$2,600,000	6.500%	11/15/2031	$2,889,458
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
1,435,000	4.000	05/01/2031	1,454,760
1,860,000	4.000	05/01/2036	1,865,320
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
985,000	5.125	05/01/2048	972,392
1,775,000	5.125	05/01/2049	1,751,978
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,000,000	5.400	05/01/2030	3,563,240
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,960,000	5.375	05/01/2030	1,961,627
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/2032	1,952,882
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(i)
880,000	5.250	05/01/2015	105,600
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(i)
1,380,000	6.150	11/01/2014	165,600
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
400,000	6.000	05/01/2036	389,312
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
775,000	6.250	05/01/2038	801,784
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
335,000	6.810	05/01/2020	335,569
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
610,000	7.250	05/01/2035	664,327
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)
325,000	7.250	05/01/2022	347,477
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(i)
1,075,000	5.250	05/01/2015	129,000
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	999,070
1,700,000	5.000	05/01/2048	1,700,527
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (A-/Baa1)
1,500,000	5.000	11/15/2039	1,570,695

Municipal Bonds – (continued)
Florida – (continued)
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(d)
11,760,000	5.000	03/01/2030	12,816,754
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
600,000	4.000	11/01/2023	609,204
600,000	4.750	11/01/2027	618,798
4,000,000	5.125	11/01/2039	4,139,280
4,135,000	5.250	11/01/2049	4,323,680
Miami-Dade County Educational Facilities Authority RB for University of Miami Series 2018 A (A-/A3)
10,085,000	4.000	04/01/2053	10,010,270
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,450,000	5.000	05/01/2029	3,615,048
3,265,000	5.000	05/01/2037	3,410,031
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
2,975,000	5.000	05/01/2028	3,106,197
1,800,000	5.000	05/01/2035	1,854,324
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/2036	1,727,944
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
745,000	5.250	11/01/2035	776,000
1,245,000	5.625	11/01/2045	1,310,026
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
710,000	5.000	11/01/2038	694,998
1,185,000	5.125	11/01/2048	1,159,167
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,855,000	5.750	05/01/2038	1,855,872
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
25,000	5.000	05/01/2019	25,009
New River Community Development District Special Assessment Series 2006 B (NR/NR)(i)
3,260,000	5.000	05/01/2013	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/2024	1,807,546
1,765,000	5.000	04/01/2025	1,890,456
1,005,000	5.000	04/01/2026	1,071,953
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-1 (NR/NR)
915,000	6.125	05/01/2035	916,089
Overoaks Community Development District Special Assessment for Capital Improvement Series 2010 A-2 (NR/NR)
1,270,000	6.125	05/01/2035	1,271,511
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)(d)
400,000	4.000	11/01/2038	392,404
1,850,000	4.200	11/01/2048	1,837,439

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
$3,155,000	3.750%	05/01/2031	$3,173,583
2,040,000	4.000	05/01/2036	2,053,219
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
700,000	4.000	05/01/2027	694,498
2,380,000	5.000	05/01/2039	2,416,366
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/2035	536,233
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
1,870,000	5.400	05/01/2036	1,873,647
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-2 (A-/NR)
3,515,000	5.400	05/01/2036	3,506,916
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(i)
6,355,000	5.400	05/01/2036	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(i)
3,670,000	4.875	05/01/2010	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(i)
2,600,000	5.000	02/01/2011	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB/NR)
2,805,000	4.750	05/01/2033	2,898,098
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
3,015,000	6.600	05/01/2033	3,061,280
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
835,000	6.600	05/01/2036	847,817
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,465,000	6.600	05/01/2033	2,502,838
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/2025	3,207,689
6,830,000	5.000	05/01/2033	7,049,858
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(i)
2,170,000	7.200	05/01/2022	22
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
2,395,000	4.000	05/01/2031	2,432,554
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,630,000	5.450	05/01/2036	4,629,583
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,160,000	5.500	05/01/2020	1,155,963
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (NR/A1)(e)
1,500,000	5.625	07/01/2019	1,539,630

Municipal Bonds – (continued)
Florida – (continued)
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,900,000	5.250	11/01/2049	1,862,817
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000	05/01/2038	1,275,639
2,505,000	5.375	05/01/2049	2,475,215
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
1,345,000	4.250	11/01/2037	1,357,791
330,000	4.125	11/01/2040	319,067
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
805,000	3.500	05/01/2032	783,716
505,000	3.625	05/01/2035	487,547
1,715,000	3.750	05/01/2038	1,639,146
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
560,000	4.350	05/01/2026	561,456
490,000	4.875	05/01/2035	491,059
95,000	5.000	05/01/2038	95,412
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250	05/01/2034	2,162,378
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,855,000	5.800	05/01/2035	3,846,635
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,880,000	5.800	05/01/2035	2,619,994
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(d)
1,250,000	5.125	11/01/2037	1,284,550
1,790,000	5.250	11/01/2047	1,857,376
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,245,000	4.800	05/01/2035	1,206,193
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(i)
418,112	5.500	11/01/2010	267,592
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/2034	2,282,839
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/2034	1,595,865
3,500,000	5.500	11/01/2044	3,949,365
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,440,000	6.500	05/01/2039	2,714,476

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
$505,000	3.250%	05/01/2021	$500,056
965,000	3.750	05/01/2026	941,319
1,600,000	4.000	05/01/2033	1,539,952
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/2034	1,392,509
2,360,000	6.000	11/01/2044	2,519,088
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/2026	397,593
1,110,000	4.800	05/01/2036	1,139,382
1,715,000	5.000	05/01/2046	1,769,503
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (BBB+/NR)
700,000	3.375	05/01/2032	663,649
1,345,000	3.600	05/01/2037	1,269,841
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,650,000	3.500	05/01/2032	1,597,827
1,800,000	3.750	05/01/2040	1,702,872
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(d)
410,000	5.625	05/01/2040	397,286
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	300,549
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
415,000	5.750	11/01/2027	449,628
1,965,000	6.250	11/01/2044	2,213,140
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(d)
1,560,000	4.625	06/15/2038	1,531,203
2,445,000	4.750	06/15/2048	2,395,244
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
13,300,000	5.000	04/01/2048	14,375,172
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,680,000	5.250	11/01/2027	1,727,510
2,745,000	6.125	11/01/2046	2,884,913
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)(h)
1,200,000	5.000	11/01/2039	1,187,652
1,850,000	5.125	11/01/2049	1,834,331
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
745,000	3.500	11/01/2021	743,264
1,340,000	4.000	11/01/2027	1,326,882
3,160,000	4.625	11/01/2037	3,091,270
2,790,000	4.750	11/01/2047	2,708,532

Municipal Bonds – (continued)
Florida – (continued)
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
325,000	4.250	11/01/2021	328,149
2,430,000	5.625	11/01/2045	2,554,902
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,270,000	4.375	05/01/2035	2,334,650
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB/NR)
1,725,000	3.500	05/01/2032	1,701,092
2,580,000	3.625	05/01/2037	2,513,436
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
625,000	4.750	05/01/2037	615,638
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(d)
1,880,000	3.250	12/15/2022	1,863,888
2,000,000	4.000	12/15/2028	1,968,620
1,000,000	5.000	12/15/2032	1,037,240
1,705,000	5.000	12/15/2037	1,746,773
3,800,000	5.000	12/15/2047	3,857,760
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(d)
2,425,000	5.500	11/01/2047	2,487,153
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/2034	512,690
750,000	6.125	05/01/2042	776,565
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
545,000	6.000	11/01/2027	606,732
2,050,000	6.500	11/01/2043	2,628,900
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
780,000	6.375	11/01/2027	835,832
2,300,000	7.125	11/01/2044	2,657,604
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(d)
335,000	4.000	05/01/2024	335,325
725,000	4.625	05/01/2029	715,727
5,340,000	5.125	05/01/2049	5,262,677
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,080,000	3.375	05/01/2021	1,075,885
2,455,000	3.750	05/01/2026	2,388,519
4,360,000	4.000	05/01/2031	4,192,750
1,750,000	4.125	05/01/2034	1,680,805
1,000,000	4.250	05/01/2037	960,190
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(d)
1,985,000	4.000	05/01/2031	2,010,884
2,940,000	4.000	05/01/2037	2,875,732

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
$750,000	5.125%	11/01/2035	$778,830
1,000,000	5.250	11/01/2046	1,050,480
Village Community Development District No. 09 Special Assessment RB Series 2011 (NR/NR)
4,565,000	7.000	05/01/2041	5,122,660
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,600,000	5.000	05/01/2032	2,821,260
6,105,000	5.125	05/01/2043	6,661,410
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,700,000	6.000	05/01/2044	5,342,208
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(d)
1,000,000	4.250	05/01/2043	1,004,270
13,800,000	4.375	05/01/2050	13,864,032
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,590,000	4.000	05/01/2033	1,606,584
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,245,000	4.000	05/01/2034	1,258,508
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,595,000	6.125	05/01/2039	8,023,738
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,890,000	5.500	05/01/2042	2,018,085
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
1,000,000	3.750	11/01/2031	986,740
1,000,000	4.000	11/01/2036	972,340
1,300,000	4.125	11/01/2046	1,228,617
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
3,080,000	5.500	05/01/2034	3,255,283
3,825,000	5.750	05/01/2044	4,066,243
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250	05/01/2049	3,973,340
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/2039	13,476
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
385,000	6.600	05/01/2039	383,683
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,235,000	4.200	05/01/2036	3,272,008
Waterset Central Community Development District Special Assessment Bond Series 2018 (NR/NR)(d)
440,000	4.000	11/01/2024	438,812
1,640,000	5.125	11/01/2038	1,629,766
2,800,000	5.250	11/01/2049	2,782,864

Municipal Bonds – (continued)
Florida – (continued)
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/2035	1,288,806
2,000,000	5.500	11/01/2045	2,095,520
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(d)
550,000	5.000	05/01/2038	538,615
600,000	5.200	05/01/2048	592,830
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
205,000	4.000	11/01/2020	205,941
400,000	4.375	11/01/2025	407,428
1,770,000	5.000	11/01/2045	1,805,028
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
455,000	5.375	05/01/2035	475,334
3,050,000	5.625	05/01/2045	3,209,301
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	791,575
1,445,000	5.000	05/01/2047	1,467,542

			705,319,978

Georgia – 1.2%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/2040	1,683,270
5,500,000	5.250	07/01/2044	6,157,855
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/2040	1,003,480
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB+/Baa3)
11,700,000	8.750	06/01/2029	12,825,306
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
1,800,000	5.250	11/01/2028	1,761,354
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BBB-/NR)
900,000	5.000	03/01/2047	930,555
900,000	5.125	03/01/2052	935,136
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
49,820,000	(3 Mo. LIBOR + 0.65%), 2.255	10/01/2033	46,292,246
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(d)
3,500,000	4.000	01/01/2038	3,462,725

			75,051,927

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Guam – 1.4%
A.B. Won Pat International Airport Authority RB Refunding General Series 2013 B (AGM) (AA/A2)
$1,500,000	5.750%	10/01/2043	$1,678,290
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/2030	2,565,625
3,355,000	6.875	12/01/2040	3,447,564
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
500,000	5.000	12/01/2031	553,210
4,515,000	5.000	12/01/2046	4,885,410
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
2,000,000	5.000	11/15/2039	2,147,100
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/2043	8,242,941
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB+/Baa2)
2,560,000	6.375	10/01/2043	2,859,930
Guam Power Authority RB Series 2010 A (BBB/Baa2)(e)
10,000,000	5.500	10/01/2020	10,665,700
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)(e)
10,365,000	5.625	07/01/2020	10,995,607
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/2043	14,732,053
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
4,880,000	5.000	01/01/2046	5,239,022
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
1,150,000	5.000	07/01/2033	1,270,738
960,000	5.000	07/01/2035	1,053,984
1,920,000	5.000	07/01/2036	2,101,958
1,440,000	5.000	07/01/2037	1,569,730
4,800,000	5.000	07/01/2040	5,213,808
Port Authority of Guam RB Series 2018 A (A/Baa2)
2,500,000	5.000	07/01/2048	2,695,825

			81,918,495

Illinois – 16.0%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (B+/B2)
1,400,000	5.382	12/01/2023	1,377,138
5,440,000	5.482	12/01/2024	5,344,691
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A/NR)
16,000,000	6.000	04/01/2046	18,516,960
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A/NR)
1,700,000	5.000	04/01/2042	1,813,866
1,625,000	5.000	04/01/2046	1,729,049

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (B+/Baa2)(b)
3,525,000	0.000	12/01/2027	2,378,388
350,000	0.000	12/01/2028	224,882
8,925,000	0.000	12/01/2029	5,448,445
6,905,000	0.000	12/01/2030	4,009,043
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (B+/Baa2)(b)
125,000	0.000	12/01/2029	76,309
150,000	0.000	12/01/2030	87,090
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (B+/Baa2)(b)
15,550,000	0.000	12/01/2031	8,567,272
Chicago Illinois Board of Education GO Bonds Series 2017 A (B+/NR)(d)
5,500,000	7.000	12/01/2046	6,545,605
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (B+/Baa2)
9,685,000	5.500	12/01/2026	10,490,986
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (B+/B2)
8,965,000	5.500	12/01/2029	9,818,647
Chicago Illinois Board of Education GO Refunding Bonds Series 2010 F (B+/B2)
1,060,000	5.000	12/01/2031	1,068,141
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B+/NR)
19,705,000	5.250	12/01/2035	20,267,184
10,235,000	5.250	12/01/2039	10,461,091
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B+/B2)
315,000	5.500	12/01/2039	322,214
790,000	5.000	12/01/2041	796,146
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (B+/B2)
2,300,000	5.500	12/01/2030	2,508,978
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (B+/B2)
9,750,000	6.038	12/01/2029	9,568,942
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (B+/NR)
54,475,000	7.000	12/01/2044	62,984,540
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (B+/NR)
61,135,000	6.500	12/01/2046	69,273,291

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
$1,500,000	5.000%	12/01/2029	$1,678,710
1,250,000	5.000	12/01/2030	1,393,287
1,025,000	5.000	12/01/2031	1,137,893
1,000,000	5.000	12/01/2032	1,107,460
1,250,000	5.000	12/01/2034	1,373,213
1,000,000	5.000	12/01/2035	1,094,160
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(b)
11,415,000	0.000	01/01/2032	6,160,904
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/2037	1,807,729
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/2033	8,796,765
6,295,000	5.000	01/01/2034	6,526,530
10,500,000	5.000	01/01/2036	10,846,290
Chicago Illinois GO Bonds Project Refunding Series 2017 A (BBB+/NR)
6,100,000	6.000	01/01/2038	6,862,744
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
6,170,000	5.250	01/01/2035	6,293,832
3,000,000	5.000	01/01/2040	3,037,920
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,325,000	5.000	01/01/2033	18,809,330
3,850,000	5.000	01/01/2034	3,947,058
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
3,145,000	7.517	01/01/2040	3,459,594
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/2039	4,435,482
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
24,603,000	7.375	01/01/2033	26,759,207
Chicago Illinois GO Refunding & Project Bonds Series 2009 C (BBB+/Ba1)
1,170,000	5.000	01/01/2034	1,174,996
Chicago Illinois GO Refunding Bonds for Taxable Project Series 2014 B (BBB+/Ba1)
7,350,000	6.314	01/01/2044	7,289,362
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
3,775,000	5.500	01/01/2042	3,999,386
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/2042	2,648,600
Chicago Illinois GO Refunding Bonds Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/2040	3,840,568
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
7,350,000	5.432	01/01/2042	6,591,039
Chicago Illinois GO Refunding Bonds Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/2035	4,377,542
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
14,300,000	5.000	01/01/2038	14,826,526

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/2039	1,593,180
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
1,950,000	5.250	01/01/2042	2,149,914
5,460,000	4.000	01/01/2052	5,312,744
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,500,000	5.000	11/01/2028	1,671,660
1,050,000	5.000	11/01/2029	1,164,671
1,000,000	5.000	11/01/2030	1,105,500
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,033,000	5.800	03/01/2037	2,022,184
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,349,000	5.625	03/01/2036	1,350,916
Illinois Finance Authority Multifamily Housing RB for Better Housing Foundation Ernst Portfolio Project Series 2018 A (A-/NR)
1,500,000	5.100	12/01/2043	1,528,275
2,150,000	5.250	12/01/2053	2,190,549
Illinois Finance Authority RB for Blue Island LLC Series 2018 A-1 (BBB+/NR)
1,400,000	5.000	12/01/2053	1,363,726
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/2031	2,786,616
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/2027	841,450
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(e)
445,000	6.125	05/15/2020	472,919
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(d)
32,960,000	6.750	10/01/2046	32,957,363
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,645,000	4.000	05/15/2027	1,670,941
2,825,000	5.000	05/15/2037	2,949,046
1,055,000	5.000	05/15/2047	1,093,687
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/2047	4,661,910
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
490,000	5.000	09/01/2036	521,576
3,470,000	5.000	09/01/2046	3,655,159
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
3,395,000	6.000	05/15/2039	3,551,374
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (B+/B2)(g)
15,650,000	6.750	10/15/2040	16,432,500

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
$500,000	5.000%	03/01/2031	$511,780
750,000	5.000	03/01/2037	762,668
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,050,000	5.500	07/01/2038	5,320,680
Illinois State GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/2039	21,147,200
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
2,500,000	5.000	05/01/2029	2,585,925
10,000,000	5.000	05/01/2030	10,328,700
2,000,000	5.000	04/01/2031	2,062,960
5,000,000	5.000	05/01/2031	5,156,800
5,000,000	5.000	05/01/2039	5,094,800
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
4,415,000	5.000	11/01/2021	4,606,699
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
9,500,000	5.000	12/01/2035	9,860,145
1,770,000	4.500	12/01/2041	1,698,527
4,730,000	5.000	12/01/2042	4,848,534
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
52,270,000	5.000	11/01/2029	54,754,393
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
5,845,000	5.000	11/01/2025	6,168,930
67,685,000	5.000	11/01/2027	71,369,771
19,465,000	5.000	11/01/2028	20,494,699
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
5,280,000	5.000	05/01/2042	5,417,280
5,280,000	5.000	05/01/2043	5,413,162
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,300,000	5.000	08/01/2021	7,600,322
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/2030	20,662,832
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,013,000	6.250	03/01/2034	2,016,623
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BB+/Baa2)(b)
13,500,000	0.000	12/15/2032	7,076,430
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL-RE) (NR/NR)(b)(e)
530,000	0.000	06/15/2030	369,341
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BB+/NR)(b)
9,370,000	0.000	06/15/2030	5,604,666
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(b)
3,200,000	0.000	06/15/2044	969,568
Metropolitan Pier & Exposition Authority RB Refunding for Mccormick Place Expansion Dedicated Sales Tax Project Series 2010 B2 (ST APPROP) (BB+/Ba1)
50,000,000	5.000	06/15/2050	50,771,000

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (BB+/NR)(b)
66,700,000	0.000	12/15/2056	9,411,370
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (AA/A2)(b)
18,400,000	0.000	12/15/2056	3,016,312
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BB+/NR)(b)
64,400,000	0.000	12/15/2054	10,068,296
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(i)
4,555,000	6.000	03/01/2036	3,416,250
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/2029	887,200
1,010,000	4.750	10/01/2032	1,047,168
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/A2)
7,730,000	4.000	06/01/2046	7,760,070
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(e)
19,200,000	7.125	11/01/2023	23,555,520
5,000,000	7.625	11/01/2023	6,253,300
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/B2)
12,505,000	5.750	08/01/2042	12,542,140
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/2040	13,647,618
State of Illinois GO Bonds Series 2010 (BBB-/Baa3)
7,500,000	5.250	02/01/2028	7,528,200
State of Illinois GO Bonds Series 2010 A (BBB-/Baa3)
3,500,000	4.000	01/01/2021	3,545,675
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
5,000,000	5.000	01/01/2025	5,268,050
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
5,490,000	3.250	11/01/2026	5,121,950
1,790,000	5.000	11/01/2026	1,887,197
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
1,000,000	5.000	02/01/2027	1,053,530
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
6,585,000	5.000	10/01/2028	6,945,397
3,000,000	5.000	10/01/2029	3,156,720
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB+/NR)
540,000	4.125	10/01/2041	520,166
1,080,000	4.125	10/01/2046	1,014,249

			967,323,698

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Indiana – 0.5%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
$1,300,000	5.000%	02/01/2029	$1,423,799
1,250,000	5.250	02/01/2034	1,370,762
1,500,000	5.000	02/01/2039	1,602,465
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/B2)
795,000	5.750	08/01/2042	797,361
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA/Aa2)(e)
2,000,000	5.125	03/01/2021	2,143,600
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Ba1)
6,825,000	5.000	06/01/2039	6,780,706
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (BBB+/NR)
6,250,000	5.000	07/01/2048	6,583,750
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/2042	8,565,688
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(i)
7,520,823	6.500	11/15/2031	2,256

			29,270,387

Iowa – 0.0%
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/2031	1,358,225

Kentucky – 0.5%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BB+/Baa3)(e)
8,000,000	6.375	06/01/2020	8,553,360
8,250,000	6.500	06/01/2020	8,837,400
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (AA/A2)
900,000	4.000	12/01/2041	902,709
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
3,300,000	4.000	06/01/2037	3,278,385
3,000,000	4.000	06/01/2045	2,956,290
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,000,000	4.000	06/01/2037	993,450
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/2042	5,560,100

			31,081,694

Municipal Bonds – (continued)
Louisiana – 2.5%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa2)
5,000,000	6.500	11/01/2035	5,406,050
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (NR/A2)(e)
19,265,000	6.000	10/01/2020	20,723,168
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
2,600,000	5.000	10/01/2039	2,862,938
4,850,000	4.000	10/01/2041	4,904,853
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
14,475,000	3.375	09/01/2028	14,513,069
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
13,950,000	3.500	06/01/2030	13,984,736
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A-/A3)
12,725,000	4.000	05/15/2042	12,345,540
4,825,000	5.000	05/15/2042	5,217,514
21,250,000	5.000	05/15/2046	22,881,788
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
32,395,000	5.000	01/01/2045	34,704,440
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A3)
4,850,000	5.000	01/01/2048	5,244,208
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A/Baa1)
7,470,000	6.500	01/01/2040	7,545,148
Port of New Orleans Board of Commissioners RB Series 2018 A (AGM) (AA/A2)
2,000,000	5.000	04/01/2048	2,199,880

			152,533,332

Maine – 0.2%
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center 2018 A (A+/A1)
4,000,000	5.000	07/01/2043	4,418,600
5,250,000	5.000	07/01/2048	5,776,838

			10,195,438

Maryland – 1.0%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
2,000,000	5.000	09/01/2039	2,164,240
1,725,000	5.000	09/01/2042	1,861,275
11,880,000	5.000	09/01/2046	12,781,455
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	3,026,169
1,500,000	5.000	09/01/2038	1,584,975

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Maryland – (continued)
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
$2,955,000	7.250%	07/01/2043	$3,073,141
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)(d)
8,825,000	7.125	07/01/2043	9,419,805
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (BBB/NR)
2,375,000	5.000	06/01/2058	2,545,976
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
10,000,000	5.000	05/01/2046	11,047,000
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/WR)(e)
9,500,000	5.750	07/01/2020	10,093,180
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/2031	2,215,668

			59,812,884

Massachusetts – 0.5%
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
1,950,000	5.000	10/01/2036	2,101,281
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (BBB/Baa2)
4,215,000	5.750	07/01/2039	4,303,262
Massachusetts Development Finance Agency RB for Suffolk University Issue Series 2009 A (NR/NR)(e)
8,285,000	5.750	07/01/2019	8,520,874
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(d)(e)
2,250,000	6.500	11/15/2023	2,696,647
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(c)
4,810,000	(3 Mo. LIBOR + 0.57%), 2.140	05/01/2037	4,661,419
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(c)
3,000,000	(3 Mo. LIBOR + 0.57%), 2.140	05/01/2037	2,907,300
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
6,370,000	4.000	05/01/2039	6,517,657

			31,708,440

Michigan – 1.3%
City of Detroit Financial Recovery Series 2014 B-1 (NR/NR)(g)
32,780,536	4.000	04/01/2034	27,757,574
City of Detroit Financial Recovery Series 2014 B-2 (NR/NR)(g)
971,333	4.000	04/01/2034	822,496

Municipal Bonds – (continued)
Michigan – (continued)
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC) (Q-SBLF) (AA/Aa1)
3,500,000	6.000	05/01/2020	3,698,100
3,000,000	6.000	05/01/2021	3,249,780
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(c)
4,675,000	(3 Mo. LIBOR + 0.60%), 2.205	07/01/2032	4,483,792
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A+/A2)
2,000,000	5.250	07/01/2039	2,149,460
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (A/NR)
1,425,000	5.000	11/01/2045	1,541,593
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/2032	2,396,937
1,750,000	5.000	07/01/2033	1,923,723
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage disposal System Second Lien Series 2015 C (A/A3)
355,000	5.000	07/01/2033	386,293
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/2035	2,843,776
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-1 (AA-/A2)
1,250,000	5.000	07/01/2034	1,364,888
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-2 (A+/A3)
2,100,000	5.000	07/01/2034	2,278,542
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A2)
750,000	5.000	07/01/2035	816,578
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(b)
238,600,000	0.000	06/01/2052	14,848,078
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(b)
180,100,000	0.000	06/01/2052	10,343,143

			80,904,753

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
$2,500,000	5.750%	06/15/2032	$2,695,425
3,750,000	6.000	06/15/2039	4,079,513
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BBB-/NR)
2,400,000	5.000	05/01/2047	2,547,720

			9,322,658

Mississippi – 0.1%
Jackson County PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (AA-/Aa2)(f)(g)
3,000,000	1.500	10/02/2018	3,000,000
Mississippi Business Finance Corp. Solid Waste Disposal RB for Waste Pro USA, Inc. Project Series 2017 (AMT) (NR/NR)(d) (f) (g)
2,000,000	5.000	08/01/2022	2,061,660

			5,061,660

Missouri – 0.2%
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 A (NR/NR)(d)(g)
438,396	5.000	04/01/2023	92,098
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 B (NR/NR)(d)(g)
2,213,400	5.000	04/01/2023	464,991
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
1,925,000	5.000	03/01/2036	2,049,990
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(d)
1,000,000	5.000	04/01/2036	1,021,940
1,150,000	5.000	04/01/2046	1,157,855
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
2,430,000	5.000	09/01/2043	2,656,330
2,470,000	5.000	09/01/2048	2,689,435
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,933,212
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(i)
1,250,000	5.750	04/01/2027	350,000

			12,415,851

Nevada – 0.2%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
665,000	4.000	06/01/2019	669,495
565,000	4.000	06/01/2020	574,272
725,000	4.000	06/01/2021	740,979
395,000	5.000	06/01/2022	418,400
345,000	5.000	06/01/2023	367,228
200,000	4.250	06/01/2024	203,926
225,000	5.000	06/01/2024	238,514

Municipal Bonds – (continued)
Nevada – (continued)
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
325,000	4.250	06/01/2037	312,809
475,000	4.375	06/01/2042	458,332
550,000	4.500	06/01/2047	535,277
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,845,000	5.000	03/01/2020	1,828,210
1,845,000	5.100	03/01/2021	1,818,026
965,000	5.100	03/01/2022	942,120
2,585,000	5.125	03/01/2025	2,470,821
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/2035	2,088,152

			13,666,561

New Hampshire – 0.3%
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(f)(h)
16,450,000	(SIFMA Municipal Swap Index Yield + 0.75%), 2.310	10/01/2021	16,450,000

New Jersey – 6.6%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
725,000	5.000	03/01/2032	804,765
965,000	5.000	03/01/2037	1,049,148
1,205,000	5.000	03/01/2042	1,301,954
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/2026	2,655,850
1,000,000	5.000	06/15/2028	1,056,960
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/2032	1,026,210
1,000,000	5.000	06/15/2037	1,027,800
1,000,000	5.125	06/15/2043	1,029,280
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BBB+/Baa2)
6,000,000	4.000	07/01/2032	5,949,600
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/2043	1,080,150
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
500,000	5.000	07/01/2037	535,165
1,150,000	5.000	07/01/2047	1,221,737

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (BBB+/Baa1)(e)
$1,640,000	5.000%	09/01/2019	$1,683,099
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB+/Baa1)
4,500,000	5.000	06/15/2041	4,760,145
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB/Ba3)
7,500,000	5.500	04/01/2028	7,512,450
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (BB/Ba3)
8,500,000	5.250	09/15/2029	9,174,050
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB/Ba3)
5,000,000	5.625	11/15/2030	5,606,900
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB/Ba3)
5,000,000	5.625	11/15/2030	5,606,900
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2028	1,111,720
1,000,000	5.000	07/01/2029	1,105,250
900,000	5.000	07/01/2030	990,225
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/2038	9,862,475
5,600,000	5.000	07/01/2046	6,058,640
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(b)
134,115,000	0.000	12/15/2035	61,333,472
63,370,000	0.000	12/15/2036	27,495,609
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB+/Baa1)(b)
41,545,000	0.000	12/15/2035	18,682,787
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB+/Baa1)(b)
12,000,000	0.000	12/15/2026	8,671,440
9,180,000	0.000	12/15/2029	5,718,497
1,900,000	0.000	12/15/2034	903,602
4,875,000	0.000	12/15/2036	2,070,559
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
3,335,000	5.000	06/15/2030	3,672,402
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
26,070,000	5.000	06/15/2038	27,331,788

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
2,500,000	5.250	06/15/2041	2,683,500
5,075,000	5.000	06/15/2045	5,303,680
1,750,000	5.000	06/15/2046	1,827,822
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(b)
11,150,000	0.000	12/15/2033	5,980,302
25,400,000	0.000	12/15/2034	12,911,328
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(b)
25,900,000	0.000	12/15/2027	18,103,064
10,055,000	0.000	12/15/2030	6,025,961
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB+/Baa1)(b)
52,985,000	0.000	12/15/2036	22,504,319
48,000,000	0.000	12/15/2037	19,196,640
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB+/Baa1)(b)
2,550,000	0.000	12/15/2033	1,281,018
25,000,000	0.000	12/15/2038	9,457,250
740,000	0.000	12/15/2039	265,682
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
4,350,000	5.500	06/15/2041	4,574,547
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB+/Baa1)
12,875,000	5.000	06/15/2042	13,301,034
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/ Baa1)
5,765,000	5.000	06/15/2030	6,348,245
4,600,000	5.000	06/15/2031	5,042,612
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)(e)
2,000,000	6.750	12/01/2019	2,110,360
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
18,025,000	5.000	01/01/2048	19,204,736
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
11,250,000	5.000	06/01/2046	11,857,613

			396,070,342

New Mexico – 0.3%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/2040	14,862,540
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 F (AMT) (BBB+/Baa2)
1,500,000	6.250	06/01/2040	1,598,415

			16,460,955

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – 2.8%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
$1,240,000	3.000%	07/15/2043	$1,068,483
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BBB-/Baa3)
2,650,000	5.875	04/01/2042	2,747,122
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (BBB/NR)
645,000	5.000	07/01/2030	714,763
865,000	5.000	07/01/2033	948,334
815,000	5.000	07/01/2035	889,695
640,000	5.000	07/01/2036	696,665
455,000	5.000	07/01/2038	491,068
New York City GO Bonds Fiscal 2006 Series H Subseries H1 (AA/Aa2)(f)(g)
7,000,000	1.460	10/02/2018	7,000,000
New York City GO Bonds Fiscal 2015 Series F Subseries F6 (AA/Aa2)(f)(g)
5,600,000	1.460	10/02/2018	5,600,000
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	2,051,260
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/2029	1,010,370
3,000,000	6.375	01/01/2039	3,030,750
5,000,000	6.500	01/01/2046	5,053,550
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2011 Subseries DD-2 (AA+/Aa1)(f)(g)
1,200,000	1.460	10/02/2018	1,200,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(f)(g)
7,000,000	1.460	10/02/2018	7,000,000
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/2040	1,077,160
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Subseries C-4 (AAA/Aa1)(f)(g)
5,000,000	1.460	10/02/2018	5,000,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2016 Subseries E-4 (AAA/Aa1)(f)(g)
6,950,000	1.460	10/02/2018	6,950,000
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
5,025,000	5.000	01/01/2033	5,532,374
3,600,000	5.000	01/01/2034	3,948,696
12,475,000	4.000	01/01/2036	12,366,842
7,175,000	5.000	01/01/2036	7,811,423
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
5,000,000	4.000	07/01/2035	5,066,450
12,600,000	4.000	01/01/2051	12,554,010

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
9,480,000	4.000	07/01/2033	9,586,366
5,000,000	5.000	07/01/2034	5,344,150
4,540,000	5.000	07/01/2041	4,794,649
33,450,000	5.250	01/01/2050	35,593,476
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/2035	1,687,899
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (NR/WR)(e)
1,750,000	5.125	07/01/2019	1,791,755
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (BBB+/A3)
5,000,000	5.125	09/01/2040	5,197,950
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
4,375,000	5.000	11/01/2046	4,595,500

			168,400,760

North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/2034	1,054,700
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/2032	3,927,984
1,000,000	5.000	03/01/2037	1,041,630
1,000,000	5.000	03/01/2042	1,038,370
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/2030	1,019,730
2,000,000	5.000	09/01/2037	2,097,900

			10,180,314

Ohio – 4.8%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (NR/NR)(e)
7,000,000	6.000	06/01/2020	7,453,390
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 1st Subordinate Series 2007 B (BBB+/NR)(b)
216,100,000	0.000	06/01/2047	17,864,987
Buckeye Ohio Tobacco Settlement Financing Authority RB Asset-Backed Bonds for Capital Appreciation 2nd Subordinate Series 2007 C (NR/NR)(b)
685,130,000	0.000	06/01/2052	29,145,430
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
62,445,000	5.125	06/01/2024	61,827,419
31,815,000	5.875	06/01/2030	31,972,802

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Ohio – (continued)
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
$23,905,000	6.250%	06/01/2037	$24,864,308
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,527,392
2,700,000	5.250	11/01/2047	2,808,621
2,320,000	5.250	11/01/2050	2,404,657
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (BB/Ba3)
22,320,000	5.375	09/15/2027	22,384,282
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
29,500,000	8.223	02/15/2040	35,717,715
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
6,250,000	5.000	02/15/2037	6,590,437
7,500,000	5.000	02/15/2042	7,854,600
7,500,000	4.750	02/15/2047	7,535,625
1,500,000	5.000	02/15/2057	1,541,205
1,000,000	5.500	02/15/2057	1,077,720
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
2,000,000	5.000	01/01/2042	2,077,280
1,610,000	5.000	01/01/2046	1,669,667
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/2048	8,210,880
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(d)
2,400,000	3.750	01/15/2028	2,399,904
2,880,000	4.250	01/15/2038	2,901,859
10,310,000	4.500	01/15/2048	10,513,416

			291,343,596

Oklahoma – 1.4%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
2,400,000	4.000	08/15/2052	2,326,248
2,500,000	4.125	08/15/2057	2,473,600
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
10,000,000	5.500	08/15/2052	11,058,000
9,500,000	5.500	08/15/2057	10,464,725
Oklahoma Development Finance Authority RB Provident Oklahoma Education Resources Inc., Cross Village Student Housing Project Series 2017 A (BB/NR)
20,295,000	5.000	08/01/2047	19,407,094
3,875,000	5.250	08/01/2057	3,690,279
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/2035	2,845,838
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	25,803,684

Municipal Bonds – (continued)
Oklahoma – (continued)
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(f)(g)
3,500,000	5.000	06/01/2025	3,719,625

			81,789,093

Oregon – 0.1%
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/2045	8,201,721

Pennsylvania – 3.4%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB-/NR)
1,500,000	5.000	09/01/2030	1,567,620
1,000,000	5.000	09/01/2035	1,036,600
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
20,000,000	4.000	04/01/2044	19,438,600
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba1)(d)
2,000,000	5.000	05/01/2027	2,165,140
1,400,000	5.000	05/01/2032	1,508,164
6,950,000	5.000	05/01/2042	7,357,131
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba1)(d)
250,000	5.000	05/01/2028	272,428
1,000,000	5.000	05/01/2033	1,080,560
2,750,000	5.000	05/01/2042	2,926,440
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa3)
18,000,000	5.000	05/01/2042	18,467,460
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
1,150,000	5.000	10/01/2037	1,252,868
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/2035	528,035
1,000,000	5.000	08/01/2045	1,040,360
City of Philadelphia GO Bonds Series 2011 (A/A2)(e)
4,000,000	6.000	08/01/2020	4,286,040
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/2042	1,050,870
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
1,900,000	5.000	06/01/2034	2,117,037
1,900,000	5.000	06/01/2035	2,107,214
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
6,000,000	4.000	06/01/2039	5,999,700
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/Aa3)(c)
915,000	(3 Mo. LIBOR + 0.55%), 2.120	11/01/2026	910,379

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
$1,500,000	5.000%	01/01/2038	$1,606,935
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000	12/01/2043	1,127,247
900,000	5.000	12/01/2048	919,368
1,750,000	5.000	12/01/2053	1,777,773
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(c)
49,750,000	(3 Mo. LIBOR + 0.77%), 2.340	05/01/2037	45,429,710
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/2027	1,441,580
1,500,000	5.000	04/01/2033	1,525,965
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
8,500,000	5.000	06/30/2042	9,043,320
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/2032	7,677,944
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (BB-/B1)
2,460,000	8.000	05/01/2029	2,643,639
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB/WR)(c)
12,005,000	(3 Mo. LIBOR + 0.60%), 2.205	07/01/2027	11,613,397
10,750,000	(3 Mo. LIBOR + 0.65%), 2.255	07/01/2039	9,213,932
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB-/NR)
4,000,000	5.000	05/01/2042	4,162,840
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
400,000	5.000	07/01/2035	423,392
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
3,875,000	5.250	06/01/2047	4,256,261
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
500,000	5.000	07/01/2028	550,920
2,000,000	5.000	07/01/2029	2,192,680
3,000,000	5.000	07/01/2030	3,277,290
2,615,000	5.000	07/01/2031	2,844,492
1,000,000	5.000	07/01/2032	1,084,660
4,500,000	5.000	07/01/2033	4,863,600

Municipal Bonds – (continued)
Pennsylvania – (continued)
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
1,700,000	5.000	11/15/2021	1,741,293
2,450,000	5.000	11/15/2028	2,462,961
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM) (ST AID WITHHLDG) (AA/A2)
2,400,000	5.000	06/01/2031	2,664,408
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,199,363
2,325,000	5.000	01/01/2038	2,504,978
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (BB/NR)
1,000,000	5.000	07/01/2028	1,031,400
1,000,000	5.000	07/01/2035	1,012,480

			205,406,474

Puerto Rico – 5.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (C/Ca)
14,190,000	6.000	07/01/2038	13,675,613
25,995,000	6.000	07/01/2044	25,052,681
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (C/Ca)
115,000	4.500	07/01/2027	108,244
370,000	5.000	07/01/2030	347,337
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (NR/Ca)(i)
115,000	5.250	07/01/2030	67,850
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Ca)(i)
25,750,000	8.000	07/01/2035	14,902,813
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)(i)
5,185,000	5.500	07/01/2039	2,994,337
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
360,000	5.250	07/01/2041	407,124
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
27,545,000	5.250	07/01/2038	30,148,553
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
300,000	5.250	07/01/2033	339,987
680,000	5.250	07/01/2034	770,807
1,025,000	5.250	07/01/2036	1,158,045
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (NR/C)(i)
215,000	5.000	07/01/2028	30,100
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
1,525,000	5.500	07/01/2023	1,648,723
1,050,000	5.500	07/01/2027	1,166,813
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Ca)(i)
4,000,000	5.250	07/01/2032	2,360,000
4,000,000	5.250	07/01/2037	2,360,000

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2009 B (D/Ca)(i)
$645,000	5.875%	07/01/2036	$380,550
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 A (D/Ca)(i)
1,260,000	5.750	07/01/2041	727,650
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 C (D/Ca)(i)
155,000	6.000	07/01/2035	89,513
205,000	6.500	07/01/2040	118,387
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
52,372,000	(3 Mo. LIBOR + 0.52%), 2.125	07/01/2029	49,098,750
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (D/Baa2)
435,000	5.250	07/01/2035	464,054
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD (D/Ca)(i)
215,000	3.300	07/01/2019	139,750
80,000	3.500	07/01/2020	52,000
155,000	3.625	07/01/2021	100,750
60,000	3.750	07/01/2022	39,000
390,000	3.875	07/01/2023	253,500
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Ca)(i)
3,130,000	5.000	07/01/2019	2,050,150
245,000	4.250	07/01/2020	159,250
25,000	5.250	07/01/2020	16,375
80,000	4.375	07/01/2021	52,000
100,000	4.375	07/01/2022	65,000
65,000	5.000	07/01/2022	42,575
190,000	4.500	07/01/2023	123,500
126,000	5.000	07/01/2024	82,530
90,000	4.625	07/01/2025	58,500
9,700,000	5.250	07/01/2026	6,353,500
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/WR)(i)
65,000	3.700	07/01/2017	42,250
1,230,000	5.000	07/01/2017	805,650
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (NR/WR)(i)
145,000	4.250	07/01/2018	94,250
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Ca)(i)
19,720,000	5.000	07/01/2042	12,916,600
Puerto Rico Electric Power Authority RB Series 2005 SS (D/Ca)(i)
130,000	4.625	07/01/2030	84,500
Puerto Rico Electric Power Authority RB Series 2007 TT (D/Ca)(i)
275,000	4.200	07/01/2019	178,750
1,295,000	5.000	07/01/2032	848,225
1,385,000	5.000	07/01/2037	907,175

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2008 WW (D/Ca)(i)
2,000,000	5.500	07/01/2020	1,310,000
3,765,000	5.250	07/01/2033	2,466,075
Puerto Rico Electric Power Authority RB Series 2010 AAA (D/Ca)(i)
130,000	5.250	07/01/2023	85,150
1,489,000	5.250	07/01/2027	975,295
2,119,000	5.250	07/01/2028	1,387,945
Puerto Rico Electric Power Authority RB Series 2010 BBB (D/Ca)(i)
90,000	5.400	07/01/2028	56,925
Puerto Rico Electric Power Authority RB Series 2010 CCC (D/Ca)(i)
80,000	5.000	07/01/2022	52,400
90,000	4.250	07/01/2023	58,500
60,000	4.500	07/01/2023	39,000
50,000	4.600	07/01/2024	32,500
195,000	4.625	07/01/2025	126,750
900,000	5.000	07/01/2025	589,500
25,000	5.000	07/01/2026	16,375
40,000	4.800	07/01/2027	26,000
Puerto Rico Electric Power Authority RB Series 2010 EEE (D/Ca)(i)
1,175,000	5.950	07/01/2030	743,187
4,620,000	6.050	07/01/2032	2,922,150
115,000	6.250	07/01/2040	72,738
Puerto Rico Electric Power Authority RB Series 2010 XX (D/Ca)(i)
10,000	4.875	07/01/2027	6,500
7,590,000	5.250	07/01/2040	4,971,450
Puerto Rico Electric Power Authority RB Series 2010 YY (D/Ca)(i)
2,440,000	6.125	07/01/2040	1,543,300
Puerto Rico Electric Power Authority RB Series 2012 A (D/Ca)(i)
1,905,000	4.800	07/01/2029	1,238,250
Puerto Rico Electric Power Authority RB Series 2013 A (D/Ca)(i)
715,000	7.250	07/01/2030	470,112
5,210,000	7.000	07/01/2033	3,425,575
6,190,000	7.000	07/01/2040	4,069,925
Puerto Rico Electric Power Authority RB Series 2016 A-4 (NR/NR)(i)
747,236	10.000	07/01/2019	504,384
Puerto Rico Electric Power Authority RB Series 2016 B-4 (NR/NR)(i)
747,235	10.000	07/01/2019	504,384
Puerto Rico Electric Power Authority RB Series 2016 E-1 (NR/NR)(i)
5,036,850	10.000	01/01/2021	3,399,874
Puerto Rico Electric Power Authority RB Series 2016 E-2 (NR/NR)(i)
5,036,850	10.000	07/01/2021	3,399,874
Puerto Rico Electric Power Authority RB Series 2016 E-3 (NR/NR)(i)
1,678,950	10.000	01/01/2022	1,133,291

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2016 E-4 (NR/NR)(i)
$1,678,950	10.000%	07/01/2022	$1,133,291
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
830,000	5.250	07/01/2035	882,805
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
3,410,000	5.250	07/01/2031	3,781,826
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
265,000	5.250	07/01/2034	300,388
960,000	5.250	07/01/2036	1,084,454
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
510,000	5.250	07/01/2033	546,878
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
4,670,000	4.750	07/01/2038	4,640,813
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(b)
4,785,000	0.000	07/01/2034	2,036,209
3,750,000	0.000	07/01/2035	1,511,512
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (NR/Ca)(i)
1,000,000	6.125	07/01/2023	601,250
Puerto Rico Sales Tax Financing Corp Sales Tax RB Series 2009 A (D/Ca)(i)
25,000	4.625	08/01/2019	12,125
Puerto Rico Sales Tax Financing Corp Sales Tax RB Series 2009 B (D/Ca)(i)
130,000	6.050	08/01/2029	61,750
Puerto Rico Sales Tax Financing Corp Sales Tax RB Series 2011 B (D/Ca)(i)
50,000	5.150	08/01/2036	23,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (D/Ca)(i)
15,300,000	6.000	08/01/2042	7,497,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (D/Ca)(i)
550,000	5.000	08/01/2026	269,500
1,000,000	5.375	08/01/2039	490,000
8,600,000	5.500	08/01/2042	4,214,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (D/Ca)(i)
23,135,000	5.250	08/01/2041	11,336,150
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (D/Ca)(b)(i)
25,000,000	0.000	08/01/2039	2,699,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (D/Ca)(i)
1,500,000	5.000	08/01/2043	735,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (D/Ca)(i)
23,715,000	6.750	08/01/2032	11,620,350

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(a)(i)
10,130,000	0.000	08/01/2033	4,060,003
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (D/Ca)(b)(i)
10,000,000	0.000	08/01/2033	1,570,100
35,085,000	0.000	08/01/2035	4,797,874
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2009 A (D/Ca)(b)(i)
35,100,000	0.000	08/01/2034	4,829,760
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Subseries 2010 C (D/Ca)(b)(i)
8,400,000	0.000	08/01/2037	1,033,116
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(i)
400,000	5.000	08/01/2024	196,000
32,290,000	6.500	08/01/2044	15,822,100
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding First Subseries 2010 C (D/Ca)(i)
9,580,000	5.500	08/01/2040	4,694,200
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (D/Ca)(i)
510,000	5.250	08/01/2043	249,900
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (D/Ca)(i)
500,000	5.000	08/01/2040	420,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (D/Ca)(i)
2,600,000	5.750	08/01/2037	1,274,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 A (D/Ca)(i)
375,000	4.375	08/01/2020	181,875
150,000	5.250	08/01/2030	73,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2010 C (D/Ca)(i)
5,000,000	6.500	08/01/2035	2,450,000
235,000	5.000	08/01/2035	115,150

			306,756,749

Rhode Island – 0.3%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB-/NR)(e)
2,500,000	6.000	09/01/2023	2,922,350
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(b)
124,220,000	0.000	06/01/2052	12,618,268

			15,540,618

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,375,000	6.875	11/01/2035	3,384,889
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/WR)(e)
4,000,000	6.500	08/01/2021	4,476,360

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
South Carolina – (continued)
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (A-/NR)
$2,365,000	5.000%	11/15/2047	$2,572,458
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A+/A2)
7,750,000	5.250	12/01/2055	8,312,882

			18,746,589

Tennessee – 0.4%
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
5,230,000	4.000	07/01/2040	5,132,774
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (A-/Baa1)
1,500,000	5.000	08/15/2042	1,566,885
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (A-/Baa1)(e)
5,500,000	6.500	07/01/2020	5,913,765
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/2040	2,720,550
4,200,000	5.000	07/01/2046	4,546,962
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/2047	2,055,700

			21,936,636

Texas – 5.5%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(d)
850,000	4.250	09/01/2023	843,285
550,000	4.625	09/01/2028	539,693
2,285,000	5.125	09/01/2038	2,229,200
2,680,000	5.250	09/01/2047	2,606,086
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)(e)
3,250,000	6.200	07/01/2020	3,472,072
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/2035	2,050,776
2,435,000	5.000	12/01/2040	2,446,469
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (BBB+/Baa1)
3,900,000	5.000	01/01/2045	4,231,578
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa1)
1,600,000	5.000	01/01/2040	1,748,080
2,465,000	5.000	01/01/2046	2,681,649

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,890,000	7.500	09/01/2045	4,174,631
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,820,000	6.250	09/01/2045	1,873,217
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)(d)
910,000	4.350	08/15/2039	873,746
760,000	4.500	08/15/2048	727,464
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
2,000,000	5.000	09/01/2047	2,015,660
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases #13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,346,896
1,175,000	5.000	09/01/2044	1,186,738
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
2,235,000	4.500	09/01/2032	2,321,517
4,715,000	4.500	09/01/2038	4,794,425
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(d)
630,000	4.125	09/01/2048	614,111
1,400,000	4.500	09/01/2048	1,370,642
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)(d)
2,465,000	4.875	09/01/2048	2,434,311
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
500,000	4.500	09/01/2023	496,070
780,000	5.000	09/01/2028	765,632
1,935,000	5.600	09/01/2038	1,889,528
2,550,000	5.700	09/01/2047	2,482,935
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)(d)
3,250,000	5.000	04/01/2032	3,332,778
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/2038	1,581,168
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,685,000	4.750	11/01/2042	5,809,502
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(d)
1,575,000	5.000	09/01/2027	1,614,785
895,000	5.000	09/01/2032	896,235
1,315,000	5.125	09/01/2037	1,300,035

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(a)
$10,370,000	0.000%	10/01/2046	$9,640,678
11,100,000	0.000	10/01/2047	10,331,103
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,850,000	5.500	04/01/2053	13,099,464
Gulf Coast IDA RB for Exxon Mobil Project Series 2012 (AA+/Aaa)(f)(g)
7,000,000	1.430	10/02/2018	7,000,000
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BBB-/NR)(e)
3,030,000	7.000	01/01/2023	3,600,246
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(c)
23,855,000	(3 Mo. LIBOR + 0.67%), 2.220%	08/15/2035	22,222,602
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
595,000	3.750	09/01/2032	584,219
510,000	3.875	09/01/2037	494,333
955,000	4.000	09/01/2047	918,528
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (BB/NR)
15,935,000	5.000	07/15/2028	17,746,650
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB/Ba3)
9,000,000	6.625	07/15/2038	9,739,800
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB/Ba3)
9,250,000	5.000	07/01/2029	9,921,365
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB/NR)
7,500,000	5.000	07/15/2035	7,982,700
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,950,000	5.000	12/01/2045	1,951,033
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(d)
510,000	4.500	09/01/2023	506,874
785,000	5.000	09/01/2028	774,716
1,170,000	5.375	09/01/2038	1,151,678
1,930,000	5.125	09/01/2047	1,895,627
1,500,000	5.500	09/01/2047	1,474,335
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (A-/Baa1)
5,200,000	6.300	11/01/2029	5,460,052

Municipal Bonds – (continued)
Texas – (continued)
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 A (AMT) (BB-/NR)(d)
14,000,000	5.750	10/01/2031	14,431,620
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 B (AMT) (BB-/NR)(d)
9,500,000	5.750	10/01/2031	9,792,885
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,850,000	5.000	09/15/2043	1,984,495
2,800,000	5.000	09/15/2048	2,994,740
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Baa3)
1,150,000	5.000	04/01/2037	1,237,297
1,900,000	5.000	04/01/2042	2,031,499
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Ba2)
335,000	5.000	04/01/2031	347,284
300,000	5.000	04/01/2036	307,155
1,250,000	5.000	04/01/2048	1,262,450
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/2047	1,048,550
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/2046	1,411,827
North Texas Tollway Authority RB First Tier Series 2009 A (A+/A1)
4,790,000	6.250	01/01/2039	4,836,559
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
8,500,000	5.000	01/01/2048	9,278,770
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
3,000,000	5.000	01/01/2039	3,295,770
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750	09/15/2036	166,717
460,000	6.000	09/15/2046	435,031
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000	05/15/2045	7,547,178
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A3)(c)
7,825,000	(3 Mo. LIBOR + 0.70%), 2.264	12/15/2026	7,724,762
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A3)
18,785,000	6.250	12/15/2026	21,595,424

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
$3,900,000	5.000%	12/31/2050	$4,145,544
3,900,000	5.000	12/31/2055	4,132,947
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/2039	7,888,650
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/2043	5,761,700
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/2042	8,345,335
Texas Water Development Board RB for Water Implementation Series 2018 B (AAA/NR)(h)
14,145,000	5.000	04/15/2049	16,103,234
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(d)
1,400,000	5.000	09/01/2047	1,346,156
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
245,000	4.000	12/01/2021	251,142
500,000	4.000	12/01/2027	486,495
1,547,000	4.750	12/01/2035	1,539,714

			334,977,847

Utah – 0.4%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
13,060,000	7.100	08/15/2023	14,152,600
Salt Lake City RB for International Airport Series 2017 A (AMT) (A+/A2)
11,000,000	5.000	07/01/2047	12,033,890

			26,186,490

Vermont – 0.1%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
1,000,000	5.000	05/01/2047	1,034,510
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB/Baa1)
2,250,000	5.000	10/01/2042	2,315,610

			3,350,120

Virgin Islands – 0.6%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
10,775,000	5.000	10/01/2025	10,828,875
7,910,000	5.000	10/01/2029	7,949,550
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
6,080,000	5.000	10/01/2032	6,110,400

Municipal Bonds – (continued)
Virgin Islands – (continued)
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (B/NR)
8,350,000	5.000	10/01/2039	7,869,875
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/2039	3,702,701
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa3)
2,000,000	6.000	10/01/2039	1,997,500

			38,458,901

Virginia – 1.4%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB+/NR)
2,700,000	5.000	10/01/2045	2,935,467
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
2,535,000	6.250	03/01/2021	2,707,050
2,000,000	6.625	03/01/2026	2,141,480
7,000,000	6.875	03/01/2036	7,520,170
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC+/NR)(b)
236,845,000	0.000	06/01/2047	26,173,741
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC/NR)(b)
34,250,000	0.000	06/01/2047	3,258,202
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
13,400,000	5.000	12/31/2056	14,257,600
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (NR/Baa3)
3,950,000	5.000	12/31/2052	4,208,804
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB/NR)
3,900,000	5.000	07/01/2034	4,110,990
13,650,000	5.000	01/01/2040	14,315,438
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(d)(f)(g)
1,000,000	5.000	07/01/2038	1,022,810
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (A-/Baa1)(e)
4,000,000	7.750	01/01/2019	4,057,000

			86,708,752

Washington – 1.3%
Central Puget Sound Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax RB Series 2016 S-1 (AAA/Aa1)
10,000,000	5.000	11/01/2046	12,478,000
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/2035	4,182,360

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Washington – (continued)
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(e)
$3,000,000	5.000%	12/01/2021	$3,258,150
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(e)
750,000	6.000	08/15/2019	775,972
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(e)
1,750,000	6.000	08/15/2019	1,809,833
Washington State Convention Center Public Facilities District RB Series 2018 (A+/Aa3)
16,450,000	5.000	07/01/2048	18,171,492
28,200,000	4.000	07/01/2058	27,593,700
9,400,000	5.000	07/01/2058	10,343,290

			78,612,797

West Virginia – 0.2%
Monongalia County Commission Special District Excise Tax RB Refunding and Improvement for University Town Center Economic Opportunity Development District Series 2017 A (NR/NR)(d)
900,000	5.750	06/01/2043	930,933
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (A-/Baa1)
4,000,000	5.375	12/01/2038	4,235,400
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
5,170,000	5.000	01/01/2043	5,628,062
4,700,000	4.125	01/01/2047	4,477,267

			15,271,662

Wisconsin – 0.3%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)(d)
5,900,000	4.300	11/01/2030	6,041,777
Public Finance Authority RB for Denver International Airport Great Hall Project Series 2017 (AMT) (BBB-/NR)
4,000,000	5.000	09/30/2037	4,340,560
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
1,600,000	5.200	12/01/2037	1,661,328
1,525,000	5.350	12/01/2045	1,594,555
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/2047	3,411,460

			17,049,680

TOTAL MUNICIPAL BONDS
(Cost $5,635,912,277)			$5,899,294,211

Corporate Bonds – 0.3%
Commercial & Professional Services – 0.0%
Catholic Health Initiatives
1,293,000	4.350	11/01/2042	1,165,032

Health Care Equipment & Services – 0.3%
Prime Healthcare Foundation, Inc. Series B
16,525,000	7.000	12/01/2027	17,685,890

TOTAL CORPORATE BONDS
(Cost $17,382,460)			$18,850,922

TOTAL INVESTMENTS – 98.0%
(Cost $5,653,294,737)			$5,918,145,133

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			121,595,042

NET ASSETS – 100.0%			$6,039,740,175

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $398,749,695, which represents approximately 6.6% of net assets as of September 30, 2018. The liquidity determination is unaudited.
(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2018.
(g)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(h)	When-issued security.
(i)	Security is currently in default.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CA MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/2023	1.000%	0.226%	Bank of America NA	03/20/2023	USD 4,000	$130,127	$(88,687)	$218,814
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.700	0.152	JPMorgan Chase Bank NA	06/20/2021	10,000	411,975	—	411,975
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.226		03/20/2023	9,000	292,786	(199,545)	492,331
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.253		09/20/2023	15,000	518,616	(347,191)	865,807
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.830	1.398		06/20/2021	10,000	114,695	—	114,695
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.264	Morgan Stanley Co., Inc.	12/20/2023	10,000	355,652	(147,974)	503,626
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.000	1.925		12/20/2023	10,000	(407,623)	(400,539)	(7,084)
TOTAL						$1,416,228	$(1,183,936)	$2,600,164

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.250%	3 Month LIBOR	12/21/2041	USD 169,400	$24,796,912	$(10,405,079)	$35,201,991
3.000	3 Month LIBOR	12/19/2048	173,730(b)	4,571,275	1,851,120	2,720,155
TOTAL				$29,368,187	$(8,553,959)	$37,922,146

(a)	Payments made semi-annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – 98.2%
Alabama – 1.5%
Auburn University General Fee RB Series 2011 A (AA-/Aa2)(a)
$35,355,000	5.000%	06/01/2021	$38,063,547
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)
210,000	3.000	10/01/2018	210,000
160,000	3.000	10/01/2019	160,390
75,000	4.000	10/01/2020	76,854
85,000	4.000	10/01/2021	88,037
85,000	4.000	10/01/2022	88,701
Industrial Development Board PCRB for Alabama Power Company Barry Plant Project RMKT 03/20/17 Series 2007 A (A-/A1)(b)(c)
6,000,000	1.850	03/24/2020	5,915,460
Jefferson County RB Refunding Warrants Series 2017 (AA/NR)
1,275,000	5.000	09/15/2019	1,309,680
3,000,000	5.000	09/15/2021	3,222,810
1,200,000	5.000	09/15/2022	1,314,120
2,000,000	5.000	09/15/2023	2,228,580
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,875,000	5.000	10/01/2018	1,875,000
1,300,000	5.000	10/01/2021	1,379,755
1,745,000	5.000	10/01/2022	1,872,821
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A3)(b)
25,000,000	(1 Mo. LIBOR + 0.85%), 2.362	06/01/2024	24,876,500

			82,682,255

Alaska – 0.0%
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/A3)
890,000	4.625	06/01/2023	890,205

Arizona – 2.6%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
59,270,000	(3 Mo. LIBOR + 0.81%), 2.420	01/01/2037	56,315,983
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (A-/NR)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 1.85%), 3.410	02/05/2020	5,055,400
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/2020	8,429,760
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/2021	6,271,341
City of Phoenix Civic Improvement Corporation RB Refunding Junior Lien Series 2010 A (A+/A1)(a)
20,145,000	5.000	07/01/2020	21,162,726
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1)
3,000,000	4.000	07/01/2020	3,098,790
3,400,000	4.000	07/01/2021	3,564,050
1,665,000	5.000	07/01/2022	1,827,970

Municipal Bonds – (continued)
Arizona – (continued)
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/2019	3,045,090
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
10,010,000	3.000	07/01/2019	10,090,380
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
16,400,000	5.000	07/01/2023	18,466,564
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
1,000,000	3.000	07/01/2019	1,008,480

			138,336,534

Arkansas – 0.6%
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
17,775,000	3.250	06/15/2022	18,285,320
Fort Smith School District No. 100 GO Bonds for Arkansas Construction Series 2018 A (ST AID WITHHLDG) (NR/Aa2)
1,295,000	3.000	02/01/2021	1,321,651
1,950,000	3.000	02/01/2022	1,998,536
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,240,000	3.000	04/01/2020	1,257,459
1,075,000	3.000	10/01/2020	1,090,867
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/2021	6,096,000
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
720,000	2.000	11/01/2019	719,921

			30,769,754

California – 6.8%
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(e)
745,000	0.000	10/01/2019	725,340
255,000	0.000	10/01/2020	240,702
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (AAA/Aaa)(a)(e)
9,420,000	0.000	10/01/2019	9,248,556
12,300,000	0.000	10/01/2020	11,820,669
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
500,000	5.000	05/01/2021	538,450
325,000	5.000	05/01/2022	356,281
300,000	5.000	05/01/2023	335,157
265,000	5.000	05/01/2024	300,484
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 2.460	05/01/2023	10,220,200

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa3)(b)
$7,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 2.460%	05/01/2023	$7,154,140
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 12/20/12 Series 2007 E-3 (AA/Aa3)(b)
1,225,000	(SIFMA Municipal Swap Index Yield + 0.70%), 2.260	10/01/2019	1,228,148
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
15,000,000	(SIFMA Municipal Swap Index Yield + 1.25%), 2.810	04/01/2027	15,583,050
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 E (AA/Aa3)(b)(c)
14,430,000	1.375	04/01/2020	14,352,511
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BBB-/NR)
255,000	5.000	05/01/2021	271,621
1,000,000	5.000	05/01/2023	1,099,810
535,000	5.000	05/01/2024	594,824
California Municipal Finance Authority RB for Anaheim Electric System Distribution Facilities 2nd Lien Qualified Obligations Series 2015 (A+/NR)(b)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.35%), 1.910	12/01/2020	10,010,300
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/Baa1)
1,000,000	5.000	02/01/2019	1,010,030
1,100,000	5.000	02/01/2020	1,138,962
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
550,000	5.000	10/01/2019	565,933
325,000	5.000	10/01/2020	343,275
250,000	5.000	10/01/2021	270,045
250,000	5.000	10/01/2022	275,035
225,000	5.000	10/01/2023	251,606
275,000	5.000	10/01/2024	310,618
275,000	5.000	10/01/2025	313,764
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2016 A (BBB-/NR)
750,000	2.000	11/01/2018	749,670
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/2020	151,627
100,000	4.000	06/01/2022	104,931
California State Various Purpose GO Bonds RMKT 11/15/17 Series 2013 B (AA-/Aa3)(b)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.38%), 1.940	12/01/2022	15,036,900

Municipal Bonds – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2011 (AA-/Aa3)
5,070,000	5.000	10/01/2019	5,232,189
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)(b)(c)
52,000,000	4.000	12/01/2021	54,850,120
California State Various Purpose GO Refunding Bonds Series 2012 (AA-/Aa3)
2,055,000	5.000	09/01/2019	2,115,438
California Statewide Communities Development Authority RB Refunding for Irvine East Campus Apartments, CHF-Irvine LLC Series 2016 (NR/Baa1)
1,150,000	5.000	05/15/2020	1,200,358
1,250,000	5.000	05/15/2021	1,332,000
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
1,750,000	5.000	05/15/2022	1,899,187
City of Los Angeles RB for Wastewater System Series 2009 A (NR/NR)(a)
8,135,000	5.750	06/01/2019	8,347,568
City of Los Angeles RB Series 2018 (SP-1+/MIG1)
40,000,000	4.000	06/27/2019	40,648,000
City of Upland COPS for San Antonio Regional Hospital Project Series 2017 (BBB+/Baa2)
425,000	5.000	01/01/2022	454,767
450,000	5.000	01/01/2023	487,301
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)
6,000,000	5.000	06/01/2020	6,307,140
5,000,000	5.000	06/01/2021	5,381,700
6,000,000	5.000	06/01/2022	6,599,220
6,000,000	5.000	06/01/2023	6,720,840
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB/NR)
7,500,000	3.500	06/01/2036	7,502,550
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (A+/NR)
1,895,000	4.000	09/02/2019	1,932,710
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
1,000,000	4.000	09/02/2019	1,017,700
725,000	4.000	09/02/2020	750,600
775,000	5.000	09/02/2021	835,504
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/2022	1,927,133
1,135,000	5.000	09/01/2023	1,257,103
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/2023	637,362
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	552,380

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
California – (continued)
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
$255,000	3.000%	09/01/2022	$260,105
415,000	4.000	09/01/2023	441,236
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/2020	1,310,446
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
935,000	4.000	09/01/2019	950,642
785,000	5.000	09/01/2021	842,321
Miramar Ranch North California Special Tax Refunding for Community Facilities District No. 1 Series 2012 (A/NR)
3,075,000	4.000	09/01/2019	3,134,594
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (A/NR)
1,000,000	5.000	09/01/2019	1,025,640
Natomas Unified School District GO Refunding Bonds Series 2013 (BAM) (AA/A1)
730,000	4.000	09/01/2020	759,791
650,000	4.000	09/01/2021	686,420
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
650,000	4.000	09/01/2020	672,172
380,000	4.000	09/01/2022	402,287
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
725,000	3.000	09/01/2019	731,199
1,000,000	4.000	09/01/2020	1,033,160
675,000	5.000	09/01/2021	726,070
800,000	5.000	09/01/2022	875,992
1,835,000	5.000	09/01/2023	2,039,566
Sacramento County Regional Transit District Farebox RB Series 2012 (ETM) (A-/A3)(a)
730,000	5.000	03/01/2019	739,972
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE) (AA/Aa3)(d)
47,675,000	(3 Mo. LIBOR + 0.53%), 2.085	12/01/2035	46,570,847
San Bernardino City Unified School District GO Refunding Bonds Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/2019	153,885
San Diego Public Facilities Financing Authority Sewer RB Series 2009 B (AA+/Aa2)(a)
11,195,000	5.000	05/15/2019	11,420,803
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aaa)
2,750,000	4.000	06/15/2019	2,795,513
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
2,000,000	3.000	08/01/2019	2,022,320

Municipal Bonds – (continued)
California – (continued)
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (AA-/NR)
1,000,000	4.000	09/01/2019	1,020,760
Stockton Unified School District GO Refunding Bonds Series 2012 (AGM) (AA/A2)
1,090,000	5.000	07/01/2019	1,116,236
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (BB+/Baa2)
970,000	4.750	06/01/2023	974,423
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(d)
3,500,000	(3 Mo. LIBOR + 0.61%), 2.160	05/15/2030	3,427,025
15,000,000	(3 Mo. LIBOR + 0.74%), 2.290	05/15/2043	13,356,000
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/Aa3)(e)
1,775,000	0.000	08/01/2020	1,712,751

			363,793,685

Colorado – 1.7%
City of Boulder Water & Sewer RB Refunding Series 2012 (AAA/Aa1)
1,000,000	5.000	12/01/2020	1,063,420
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (A/A2)
1,000,000	5.000	09/01/2020	1,053,140
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
500,000	4.000	12/01/2018	501,570
1,000,000	5.000	12/01/2020	1,051,440
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (BBB/NR)
500,000	5.000	06/01/2019	508,130
400,000	5.000	06/01/2020	416,716
700,000	5.000	06/01/2021	744,058
500,000	5.000	06/01/2022	540,390
Denver City & County COPS Series 2008 A-1 (AA+/Aa1)(b)(c)
2,800,000	1.480	10/02/2018	2,800,000
Denver City & County School District No. 1 GO Refunding Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa1)(a)
4,045,000	5.000	12/01/2021	4,406,057
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
2,000,000	5.000	12/01/2019	2,059,260
2,415,000	5.000	12/01/2020	2,543,937
4,110,000	5.000	12/01/2021	4,411,469
4,315,000	5.000	12/01/2022	4,689,024
4,530,000	5.000	12/01/2023	4,978,470
4,760,000	5.000	12/01/2024	5,274,984

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Colorado – (continued)
Denver Colorado Health and Hospital Authority Healthcare RB Series 2007 B (BBB/NR)(d)
$16,355,000	(3 Mo. LIBOR + 1.10%), 2.655%	12/01/2033	$15,592,857
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
110,000	5.000	12/01/2020	115,920
220,000	5.000	12/01/2021	236,276
300,000	5.000	12/01/2022	326,250
E-470 Public Highway Authority Senior RB Series 2017 A (A/A2)(b)
5,250,000	(1 Mo. LIBOR + 0.90%), 2.402	09/01/2019	5,261,077
Jefferson County School District R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA/Aa2)(a)
5,925,000	4.000	12/15/2022	6,360,606
12,000,000	5.000	12/15/2022	13,361,760
University of Colorado Hospital Authority RB Series 2017 C-1 (AA-/Aa3)(b)(c)
6,360,000	4.000	03/01/2020	6,461,760
University of Colorado Hospital Authority RB Series 2017 C-2 (AA-/Aa3)(b)(c)
7,215,000	5.000	03/01/2022	7,735,562

			92,494,133

Connecticut – 3.0%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
1,250,000	5.000	08/01/2021	1,315,913
1,000,000	5.000	08/01/2023	1,073,440
920,000	5.000	08/01/2024	990,159
600,000	5.000	08/01/2025	647,796
Connecticut State GO Bonds Series 2013 A (A/A1)
5,195,000	5.000	10/15/2023	5,720,630
Connecticut State GO Bonds Series 2013 C (A/A1)
7,555,000	5.000	07/15/2019	7,718,112
Connecticut State GO Bonds Series 2015 C (A/A1)(d)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.80%), 2.360	06/15/2020	10,057,200
Connecticut State GO Bonds Series 2015 F (A/A1)
6,500,000	5.000	11/15/2021	6,978,465
5,685,000	5.000	11/15/2022	6,193,694
4,435,000	5.000	11/15/2023	4,890,519
Connecticut State GO Bonds Series 2017 A (A/A1)
1,705,000	5.000	04/15/2022	1,840,582
Connecticut State GO Refunding Bonds Series 2017 B (A/A1)
18,110,000	3.000	04/15/2022	18,334,745
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-3 (AAA/Aaa)(b)(c)
11,250,000	1.800	02/09/2021	11,154,937
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 B-1 (AAA/Aaa)(b)(c)
4,925,000	5.000	07/01/2020	5,171,201
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(b)(c)
55,775,000	5.000	02/01/2023	62,092,634

Municipal Bonds – (continued)
Connecticut – (continued)
New Haven GO Refunding Bonds Series 2015 B (ETM) (BAM) (AA/Baa1)(a)
6,115,000	5.000%	08/15/2021	6,607,930
Town of Hamden GO Refunding Bonds Series 2013 (ETM) (A/Baa2)(a)
2,000,000	5.000	08/15/2019	2,051,240
University of Connecticut RB Refunding Series 2010 A (AA-/A1)
2,775,000	5.000	02/15/2021	2,876,121
West Haven GO Bonds Series 2017 A (BBB/Baa3)
220,000	3.000	11/01/2018	219,969
300,000	3.000	11/01/2019	298,722
400,000	4.000	11/01/2020	404,452
400,000	4.000	11/01/2021	404,500
415,000	5.000	11/01/2022	434,928
400,000	5.000	11/01/2023	421,596
West Haven GO Bonds Series 2017 B (BBB/Baa3)
200,000	3.000	11/01/2019	199,148
390,000	4.000	11/01/2020	394,341
790,000	5.000	11/01/2022	827,936

			159,320,910

Delaware – 0.5%
Delaware State GO Bonds Series 2014 (AAA/Aaa)(a)
15,000,000	5.000	03/01/2022	16,435,950
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
3,250,000	5.000	02/01/2021	3,471,618
3,500,000	5.000	02/01/2022	3,828,300
1,750,000	5.000	02/01/2023	1,955,135

			25,691,003

District of Columbia – 0.1%
District of Columbia RB for National Public Radio, Inc. Series 2010 A (A+/A2)(a)
3,200,000	5.000	04/01/2020	3,335,584

Florida – 4.2%
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB/NR)
320,000	2.000	05/01/2019	319,501
325,000	2.000	05/01/2020	322,543
335,000	2.250	05/01/2021	331,593
340,000	2.250	05/01/2022	333,098
350,000	2.500	05/01/2023	343,441
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,065,000	2.000	05/01/2019	1,061,571
1,085,000	2.000	05/01/2020	1,075,181
1,110,000	2.125	05/01/2021	1,091,674
1,135,000	2.250	05/01/2022	1,114,241
1,160,000	2.500	05/01/2023	1,141,196
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
970,000	4.000	11/15/2018	972,299
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (BBB+/NR)
165,000	2.000	05/01/2019	165,094
170,000	2.000	05/01/2020	169,684
170,000	2.000	05/01/2021	168,728

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB+/NR)
$580,000	2.300%	05/01/2019	$581,328
600,000	2.600	05/01/2020	604,446
615,000	3.000	05/01/2021	625,720
500,000	3.125	05/01/2022	510,805
500,000	3.250	05/01/2023	512,200
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
105,000	2.000	05/01/2019	105,060
130,000	2.250	05/01/2020	130,260
130,000	2.250	05/01/2021	129,837
135,000	2.250	05/01/2022	133,896
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (BBB-/NR)
275,000	3.500	05/01/2019	277,062
285,000	3.500	05/01/2020	290,230
295,000	3.500	05/01/2021	302,472
305,000	3.500	05/01/2022	313,586
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (BBB-/NR)
175,000	2.000	05/01/2019	174,858
180,000	2.000	05/01/2020	179,332
185,000	2.100	05/01/2021	183,572
185,000	2.375	05/01/2022	182,834
190,000	2.500	05/01/2023	186,760
Broward County School Board COPS Series 2017 C (A+/Aa3)
2,015,000	5.000	07/01/2023	2,250,594
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (AA/A2)
960,000	1.900	09/01/2020	945,082
1,205,000	2.125	09/01/2022	1,163,873
1,065,000	2.250	09/01/2023	1,026,671
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
95,000	3.000	11/01/2020	95,437
95,000	3.000	11/01/2021	95,249
100,000	3.000	11/01/2022	99,884
105,000	3.000	11/01/2023	103,924
105,000	3.500	11/01/2024	105,628
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
215,000	2.000	05/01/2019	214,568
220,000	2.000	05/01/2020	218,203
225,000	2.250	05/01/2021	223,544
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
190,000	3.000	11/01/2018	190,215
195,000	3.250	11/01/2019	198,032
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
1,890,000	5.000	05/01/2019	1,924,303

Municipal Bonds – (continued)
Florida – (continued)
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (BBB/NR)
810,000	2.000	05/01/2019	808,696
830,000	2.000	05/01/2020	824,107
840,000	2.000	05/01/2021	825,838
860,000	2.125	05/01/2022	837,760
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
117,000	2.125	05/01/2019	117,002
119,000	2.375	05/01/2020	119,063
122,000	2.625	05/01/2021	122,348
126,000	2.750	05/01/2022	126,212
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (A-/NR)
180,000	2.500	05/01/2019	180,733
185,000	2.750	05/01/2020	187,118
County of Escambia Solid Waste Disposal System RB for Gulf Power Company First Series 2009 (A/A2)(b)(c)
14,400,000	1.800	11/19/2020	14,133,312
County of Miami-Dade RB for Water & Sewer System Series 2010 (A+/Aa3)(a)
17,800,000	5.000	10/01/2020	18,836,850
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	2.700	05/01/2019	251,305
250,000	3.000	05/01/2020	253,830
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,445,000	2.000	05/01/2019	1,442,746
1,475,000	2.000	05/01/2020	1,457,330
1,505,000	2.125	05/01/2021	1,480,709
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
500,000	5.000	04/01/2019	507,385
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2011 A (AAA/Aaa)
5,810,000	5.000	06/01/2021	6,102,475
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(b)(c)
12,525,000	2.840	10/01/2021	12,525,000
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(c)
5,550,000	2.840	10/01/2021	5,550,000
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(c)
54,175,000	2.840	10/01/2021	54,175,000
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
220,000	2.000	05/01/2019	220,125
225,000	2.000	05/01/2020	224,581
230,000	2.000	05/01/2021	228,280
235,000	2.500	05/01/2022	235,077

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR) – (continued)
$245,000	2.500%	05/01/2023	$243,109
245,000	2.500	05/01/2024	239,362
255,000	2.750	05/01/2025	248,531
260,000	3.000	05/01/2026	254,803
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
215,000	3.500	05/01/2019	217,012
225,000	3.500	05/01/2020	230,081
235,000	3.500	05/01/2021	242,323
245,000	3.500	05/01/2022	253,849
250,000	3.500	05/01/2023	259,325
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
175,000	4.000	05/01/2019	176,825
185,000	4.000	05/01/2020	188,550
190,000	4.000	05/01/2021	195,062
200,000	4.000	05/01/2022	206,258
205,000	4.000	05/01/2023	211,843
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
425,000	2.250	05/01/2019	424,584
535,000	2.500	05/01/2020	534,914
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
280,000	2.000	05/01/2019	279,563
285,000	2.250	05/01/2020	283,943
290,000	2.250	05/01/2021	287,051
295,000	2.250	05/01/2022	289,011
305,000	2.500	05/01/2023	299,284
315,000	2.750	05/01/2024	309,226
320,000	3.000	05/01/2025	314,544
Hillsborough County School Board COPS Refunding for Florida Master Lease Program Series 2017 C (AA-/Aa2)
1,350,000	5.000	07/01/2019	1,380,456
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
6,250,000	5.000	11/15/2018	6,272,062
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (BBB+/NR)
270,000	3.500	05/01/2019	272,041
275,000	3.500	05/01/2020	280,090
290,000	3.500	05/01/2021	297,418
300,000	3.500	05/01/2022	308,547
305,000	3.500	05/01/2023	314,779
320,000	3.500	05/01/2024	329,488
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (A-/Baa1)
2,220,000	4.000	11/15/2018	2,223,974
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A+/Aa3)(f)
2,390,000	5.000	03/01/2019	2,420,544
2,510,000	5.000	03/01/2020	2,613,337
2,635,000	5.000	03/01/2021	2,780,715
2,770,000	5.000	03/01/2022	2,974,509

Municipal Bonds – (continued)
Florida – (continued)
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
6,000,000	1.500	10/01/2018	6,000,000
North Broward Hospital District RB Refunding for Broward Health Series 2017 B (BBB+/Baa2)
750,000	5.000	01/01/2019	754,680
1,000,000	5.000	01/01/2020	1,030,600
1,000,000	5.000	01/01/2021	1,052,920
1,000,000	5.000	01/01/2022	1,072,620
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,305,000	5.000	04/01/2019	1,325,188
1,375,000	5.000	04/01/2020	1,434,923
Orlando Utilities Commission, Utility System RB Refunding Series 2017 A (AA/Aa2)(b)(c)
7,340,000	3.000	10/01/2020	7,461,330
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
630,000	4.000	11/01/2018	630,781
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)(f)
185,000	3.000	11/01/2020	186,824
190,000	3.000	11/01/2021	192,120
195,000	3.000	11/01/2022	197,243
205,000	3.000	11/01/2023	206,441
210,000	3.000	11/01/2024	210,229
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
485,000	2.000	05/01/2019	483,773
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A/NR)
140,000	2.875	05/01/2019	140,913
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
230,000	3.000	05/01/2019	230,961
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,310,000	4.000	05/01/2020	1,329,021
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (BBB+/NR)
360,000	2.000	05/01/2019	360,205
365,000	2.000	05/01/2020	364,321
375,000	2.000	05/01/2021	372,195
385,000	2.500	05/01/2022	385,127
395,000	2.500	05/01/2023	391,951
405,000	2.500	05/01/2024	395,681
415,000	2.750	05/01/2025	404,472
425,000	3.000	05/01/2026	416,504
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.750	05/01/2019	90,496
100,000	3.000	05/01/2020	101,532

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
$380,000	2.125%	05/01/2019	$379,639
390,000	2.250	05/01/2020	388,373
400,000	2.625	05/01/2021	399,352
405,000	2.875	05/01/2022	404,652
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB-/NR)
320,000	2.000	11/01/2018	319,981
325,000	2.000	11/01/2019	324,067
330,000	2.250	11/01/2020	328,267
330,000	2.250	11/01/2021	326,020
335,000	2.250	11/01/2022	327,560
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
300,000	2.000	05/01/2019	299,448
310,000	2.000	05/01/2020	307,799
100,000	2.000	05/01/2021	98,732
100,000	2.125	05/01/2022	98,049
100,000	2.375	05/01/2023	97,804
100,000	2.500	05/01/2024	96,996
100,000	2.750	05/01/2025	97,231
100,000	3.000	05/01/2026	97,738
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB/NR)
345,000	4.125	05/01/2019	348,226
375,000	4.375	05/01/2021	390,930
390,000	4.500	05/01/2022	411,750
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB+/NR)
115,000	2.875	05/01/2019	115,643
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
245,000	2.000	05/01/2019	244,512
250,000	2.000	05/01/2020	248,483
255,000	2.250	05/01/2021	250,010
260,000	2.250	05/01/2022	251,992
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
175,000	2.000	05/01/2019	175,100
175,000	2.000	05/01/2020	174,674
180,000	2.250	05/01/2021	179,775
185,000	2.250	05/01/2022	183,487
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
960,000	2.000	05/01/2019	957,024
980,000	2.000	05/01/2020	971,209
1,000,000	2.125	05/01/2021	985,440
1,020,000	2.250	05/01/2022	1,003,394
1,045,000	2.500	05/01/2023	1,030,266

Municipal Bonds – (continued)
Florida – (continued)
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
110,000	3.250	05/01/2019	110,923
115,000	3.500	05/01/2020	117,651
115,000	3.750	05/01/2021	119,211
125,000	3.875	05/01/2022	130,544
125,000	4.000	05/01/2023	130,204
135,000	4.125	05/01/2024	141,522
140,000	4.150	05/01/2025	146,199
145,000	4.250	05/01/2026	151,609
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
400,000	2.300	05/01/2019	399,196
125,000	2.600	05/01/2020	124,864
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (BBB/NR)
160,000	2.000	05/01/2019	159,981
160,000	2.000	05/01/2020	159,406
350,000	2.250	05/01/2021	347,736
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
235,000	2.875	05/01/2019	236,083
240,000	3.000	05/01/2020	243,113
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
300,000	2.250	05/01/2019	300,222
305,000	2.500	05/01/2020	305,750
315,000	2.750	05/01/2021	316,874
325,000	3.000	05/01/2022	328,302
335,000	3.100	05/01/2023	337,992
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
760,000	4.500	05/01/2023	801,321
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
250,000	4.000	05/01/2019	252,707
345,000	4.000	05/01/2020	354,591
355,000	4.000	05/01/2021	365,259
375,000	4.000	05/01/2022	388,410
395,000	4.000	05/01/2023	411,092
415,000	4.000	05/01/2024	431,837
320,000	4.000	05/01/2025	332,186
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,410,000	3.000	05/01/2019	1,419,391
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
195,000	2.000	11/01/2018	194,973
195,000	2.000	11/01/2019	194,234
200,000	2.250	11/01/2020	198,550
205,000	2.250	11/01/2021	201,931
210,000	2.250	11/01/2022	204,542
215,000	2.500	11/01/2023	209,470

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Florida – (continued)
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
$385,000	2.000%	05/01/2019	$385,219
390,000	2.375	05/01/2020	391,533
400,000	2.625	05/01/2021	403,236
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
95,000	2.875	05/01/2019	95,592

			224,399,334

Georgia – 4.6%
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2012 (A-/Baa1)(b)(c)
6,500,000	1.850	08/22/2019	6,450,015
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corporation Vogtle Series 2017 F (A-/Baa1)(b)(c)
29,150,000	3.000	02/01/2023	28,845,382
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (BBB/A3)
575,000	5.000	12/01/2021	618,269
500,000	5.000	12/01/2022	545,605
500,000	5.000	12/01/2023	554,560
City of Augusta GO Bonds Series 2016 (NR/Aa2)
12,810,000	5.000	10/01/2019	13,199,168
12,135,000	5.000	10/01/2020	12,844,291
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
34,820,000	4.000	10/01/2020	36,156,043
31,115,000	4.000	10/01/2021	32,832,859
18,845,000	4.000	10/01/2022	20,151,147
Georgia State GO Refunding Bonds Series 2011 E-2 (AAA/Aaa)
9,265,000	5.000	09/01/2021	10,034,088
Georgia State Road & Tollway Authority RB Refunding Series 2011 B (AAA/Aaa)
5,445,000	5.000	10/01/2021	5,903,033
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(b)(c)
20,000,000	4.000	09/01/2023	21,028,600
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Refunding Series 2018 A (AA+/Aa2)
25,580,000	3.000	07/01/2022	26,321,053
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
12,800,000	(3 Mo. LIBOR + 0.60%), 2.205	10/01/2024	12,775,936
Public Gas Partners Inc., Gas Project RB for Gas Supply Pool No. 1 Series 2009 A (A+/WR)
5,950,000	5.000	10/01/2019	6,119,992
Richmond County Development Authority RB Subordinate Series 1991 C (ETM) (NR/Aaa)(a)(e)
10,130,000	0.000	12/01/2021	9,431,739

			243,811,780

Municipal Bonds – (continued)
Guam – 0.4%
Guam Government Limited Obligation RB Section 30 Series 2016 A (BBB+/NR)
1,000,000	5.000	12/01/2018	1,004,400
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/2018	265,538
900,000	5.000	11/15/2019	926,478
3,775,000	5.000	11/15/2021	4,051,707
Guam Power Authority RB Series 2010 A (BBB/Baa2)(a)
7,495,000	5.500	10/01/2020	7,993,942
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/2021	329,763
500,000	5.000	07/01/2022	542,005
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
100,000	5.000	07/01/2019	101,880
400,000	5.000	07/01/2021	425,500
400,000	5.000	07/01/2022	433,604
500,000	5.000	07/01/2023	549,495
400,000	5.000	07/01/2024	444,156
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
250,000	5.000	07/01/2019	254,720
800,000	5.000	07/01/2022	862,456
500,000	5.000	07/01/2023	545,535

			18,731,179

Hawaii – 0.6%
County of Maui GO Refunding Bonds Series 2014 (AA+/Aa1)
4,015,000	5.000	06/01/2020	4,211,735
Hawaii Pacific Health RB for Hawaii Pacific Health Obligated Group Series 2010 A (AA-/A1)(a)
11,500,000	5.500	07/01/2020	12,189,425
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa1)
7,545,000	3.000	10/01/2021	7,747,885
Honolulu City & County GO Bonds Series 2012 B (AA+/Aa1)
3,000,000	5.000	11/01/2022	3,331,020
Honolulu City & County GO Bonds Series 2017 A (AA+/Aa1)
4,370,000	5.000	09/01/2021	4,731,486

			32,211,551

Idaho – 0.5%
State of Idaho GO Bonds Series 2018 (SP-1+/MIG1)
25,650,000	4.000	06/28/2019	26,051,936

Illinois – 9.1%
Chicago Illinois Board of Education GO Bonds Series 1999 A (FGIC) (NATL-RE-IBC) (B+/Baa2)
1,820,000	5.250	12/01/2020	1,899,261
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (B+/Baa2)(e)
6,595,000	0.000	12/01/2019	6,390,093
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
500,000	5.000	12/01/2022	538,645
2,000,000	5.000	12/01/2023	2,179,960
4,100,000	5.000	12/01/2024	4,509,713

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series 2009 C (BBB+/Ba1)(e)
$4,645,000	0.000%	01/01/2023	$3,952,105
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL-RE) (BBB+/Baa2)
10,020,000	5.500	01/01/2023	10,674,406
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
4,980,000	5.000	01/01/2023	5,298,471
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/2022	5,514,966
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,125,000	5.000	01/01/2022	2,237,285
Chicago Illinois GO Refunding Bonds Capital Appreciation Series 2007 C (NATL-RE) (BBB+/Baa2)
4,400,000	5.000	01/01/2030	4,410,516
Chicago Illinois GO Refunding Bonds Series 2012 C (BBB+/Ba1)
14,445,000	5.000	01/01/2022	15,208,274
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
1,495,000	5.000	01/01/2020	1,530,715
2,000,000	5.000	01/01/2021	2,080,020
16,000,000	5.000	01/01/2022	16,845,440
13,405,000	5.000	01/01/2023	14,262,250
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/2019	403,056
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
1,080,000	5.000	12/01/2019	1,103,857
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/2021	4,237,800
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (ETM) (BBB-/NR)(a)
1,250,000	5.000	01/01/2021	1,328,837
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/2021	1,053,810
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (A/NR)
2,050,000	5.000	01/01/2021	2,160,310
1,450,000	5.000	01/01/2022	1,558,112
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (A/NR)
600,000	5.000	01/01/2021	632,286
1,660,000	5.000	01/01/2022	1,783,770
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/2020	2,629,025
Chicago Illinois Waterworks RB Refunding Second Lien Project Series 2017-2 (A/NR)
2,500,000	5.000	11/01/2019	2,571,575
1,400,000	5.000	11/01/2020	1,472,254
1,000,000	5.000	11/01/2021	1,070,890

Municipal Bonds – (continued)
Illinois – (continued)
Cook County Illinois GO Refunding Bonds Series 2009 C (AA-/A2)
7,460,000	5.000	11/15/2021	7,689,544
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/2019	1,545,810
1,000,000	4.000	11/15/2020	1,039,590
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
690,000	4.000	12/01/2019	704,021
675,000	4.000	12/01/2020	696,755
710,000	4.000	12/01/2021	741,524
800,000	4.000	12/01/2022	839,712
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-1 (AA-/Aa2)(b)(c)
7,625,000	1.800	02/13/2020	7,591,298
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(b)(c)
6,000,000	1.550	02/13/2020	5,953,440
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (BBB/NR)
125,000	3.000	12/01/2018	125,070
200,000	3.000	12/01/2019	200,314
400,000	4.000	12/01/2020	408,308
425,000	4.000	12/01/2021	435,140
300,000	5.000	12/01/2022	318,117
450,000	5.000	12/01/2023	480,299
Illinois Finance Authority RB for Prairie Power, Inc. Project RMKT 05/08/17 Series 2017 A (A/NR)(b)(c)
6,825,000	1.750	05/06/2020	6,750,676
Illinois Finance Authority RB for Trinity Health Credit Group Series 2011 L (AA-/Aa3)(a)
6,960,000	5.000	12/01/2021	7,547,842
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
2,055,000	3.250	05/15/2022	2,066,508
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)
255,000	4.000	09/01/2020	262,341
500,000	4.000	09/01/2021	518,940
Illinois Finance Authority RB Refunding for Northwestern Memorial Healthcare Series 2017 B (AA+/Aa2)(b)(c)
8,365,000	5.000	12/15/2022	9,222,245
Illinois Sales Tax Securitization Corp. RB Refunding Series 2017 A (AA/NR)
300,000	5.000	01/01/2020	310,494
500,000	5.000	01/01/2021	529,610
1,000,000	5.000	01/01/2022	1,079,420
1,500,000	5.000	01/01/2023	1,644,450
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
14,360,000	4.000	01/01/2019	14,409,542
2,475,000	5.000	03/01/2019	2,499,304
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
3,645,000	5.000	07/01/2019	3,708,095
3,990,000	5.500	07/01/2024	4,316,063

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
$3,775,000	5.000%	02/01/2019	$3,804,672
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
8,600,000	5.000	12/01/2020	8,948,214
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
8,000,000	5.000	11/01/2019	8,196,240
4,750,000	5.000	12/01/2020	4,942,328
9,000,000	5.000	12/01/2021	9,400,590
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
10,630,000	5.000	11/01/2021	11,091,554
21,810,000	5.000	11/01/2022	22,890,904
15,000,000	5.000	11/01/2023	15,781,650
44,500,000	5.000	11/01/2024	46,977,760
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
12,500,000	5.000	05/01/2021	12,974,125
Illinois State GO Bonds Series 2018 B (BBB-/Baa3)
5,000,000	5.000	05/01/2019	5,068,000
5,000,000	5.000	05/01/2021	5,189,650
Illinois State GO Refunding Bonds Series 2009 A (BBB-/Baa3)
16,000,000	4.000	09/01/2020	16,011,040
Illinois State GO Refunding Bonds Series 2010 (BBB-/Baa3)
16,490,000	5.000	01/01/2020	16,904,394
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
7,295,000	5.000	08/01/2019	7,434,626
1,000,000	5.000	08/01/2021	1,041,140
Illinois State GO Refunding Bonds Series 2016 (BBB-/Baa3)
20,000,000	5.000	02/01/2020	20,533,000
Illinois State Sales Tax RB Junior Obligation Series 2016 A (AA-/NR)
1,475,000	5.000	06/15/2022	1,584,017
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (AA-/NR)
675,000	4.000	06/15/2021	695,919
2,875,000	5.000	06/15/2022	3,087,491
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (AA-/NR)
3,185,000	4.000	06/15/2021	3,283,703
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (BBB+/NR)(a)
17,325,000	5.500	06/01/2021	18,805,248
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2017 (A/NR)
5,000,000	5.000	06/01/2022	5,418,450
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/2021	2,124,120
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
3,245,000	5.000	02/01/2023	3,400,306
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
2,000,000	5.000	02/01/2019	2,015,720
2,360,000	5.000	02/01/2023	2,472,950
University of Illinois Board Trustees COP RB Refunding Series 2016 A (A-/A1)
5,250,000	5.000	08/15/2020	5,501,895
5,000,000	5.000	08/15/2021	5,323,900

Municipal Bonds – (continued)
Illinois – (continued)
Will & Kendall Counties Community Consolidated School District No. 202 GO Refunding Bonds Series 2017 (NR/Aa2)
9,650,000	2.000	01/01/2019	9,649,228

			483,725,008

Indiana – 0.6%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A1)(b)(c)
15,000,000	1.850	10/01/2019	14,938,200
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
855,000	5.000	05/01/2020	892,654
Indiana Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A+/NR)
500,000	5.000	03/01/2019	506,180
650,000	5.000	03/01/2020	676,208
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (AA+/Aa3)(b)(c)
4,505,000	1.375	05/01/2020	4,441,344
Indiana Health Facility Financing Authority Ascension Health Subordinate Credit Group RB Series 2005 A-9 (NR/NR)(a)(b)(c)
95,000	1.375	05/01/2020	93,412
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (AA+/NR)
375,000	5.000	07/15/2020	394,159
465,000	3.000	01/15/2021	471,054
250,000	5.000	07/15/2021	267,128
405,000	3.000	01/15/2022	411,597
200,000	5.000	07/15/2022	217,796
300,000	5.000	01/15/2023	329,907
375,000	3.000	07/15/2023	380,685
Rockport City PCRB Refunding for Indiana Michigan Power Co. Project Series 2009 B (A-/A3)
10,000,000	3.050	06/01/2025	9,946,000

			33,966,324

Iowa – 0.1%
Iowa Finance Authority State Revolving RB Series 2011 (AAA/Aaa)(a)
5,000,000	5.000	08/01/2021	5,397,750

Kansas – 0.2%
Johnson County Public Building Commission RB Refunding for Kansas Lease Purchase Series 2015 B (AAA/Aaa)
3,810,000	2.000	09/01/2020	3,810,686
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2017 A (AA+/Aaa)
5,955,000	5.000	10/01/2020	6,295,864
Sedgwick County Kansas Unified School District No. 259 GO Refunding and Improvement Bonds Series 2015 A (NR/Aa2)
3,000,000	4.000	10/01/2021	3,162,060

			13,268,610

Kentucky – 0.7%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(d)
8,715,000	(3 Mo. LIBOR + 0.53%), 2.100	11/01/2027	8,604,494

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (BB+/Baa3)
$350,000	5.000%	06/01/2019	$354,574
500,000	5.000	06/01/2020	515,435
1,100,000	5.000	06/01/2021	1,152,140
2,450,000	5.000	06/01/2022	2,600,357
1,000,000	5.000	06/01/2023	1,073,330
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A3)
655,000	4.000	04/01/2019	660,993
785,000	4.000	04/01/2020	804,884
775,000	4.000	04/01/2021	804,884
1,210,000	4.000	04/01/2022	1,268,758
Kentucky State Property and Buildings Commission for Project 117 RB Refunding Series 2017 D (A+/A1)
4,000,000	5.000	05/01/2021	4,258,640
Kentucky State Turnpike Authority Economic Development Road RB for Revitalization Projects Series 2012 A (A-/Aa3)(a)
3,490,000	5.000	07/01/2022	3,844,828
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (A-/Aa3)
950,000	2.000	07/01/2020	945,431
Louisville & Jefferson County Metropolitan Sewer District RB for Sewer & Drainage System Series 2009 B (AA/Aa3)
2,000,000	5.000	05/15/2019	2,038,340
Louisville & Jefferson County PCRB for Louisville Gas & Electric Company Project RMKT 04/03/17 Series 2003 A (A/A1)(b)(c)
6,000,000	1.500	04/01/2019	5,978,460
University of Louisville General Receipts RB Refunding Series 2016 C (A+/A1)
4,680,000	3.000	09/01/2021	4,774,442

			39,679,990

Louisiana – 0.6%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/2019	3,099,780
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (AA+/A1)
1,000,000	5.000	07/15/2019	1,022,780
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Southeastern Louisiana Student Series 2004 B (NATL-RE) (NR/A3)(c)
10,675,000	2.730	08/01/2034	10,011,869
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
735,000	2.250	10/01/2021	732,883
815,000	5.000	10/01/2021	877,152
800,000	2.500	10/01/2022	801,816
950,000	5.000	10/01/2022	1,042,084

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2015 (A-/A3)
250,000	4.000	05/15/2019	252,733
300,000	4.000	05/15/2020	308,202
Louisiana State GO Bonds Series 2011 A (NR/Aa3)(a)
6,000,000	5.000	09/01/2020	6,330,420
Louisiana State GO Bonds Series 2012 A (AA-/Aa3)
5,000,000	5.000	08/01/2022	5,505,650
Louisiana State GO Bonds Series 2012 A (AA-/Aa3)(a)
2,750,000	5.000	08/01/2022	3,038,777

			33,024,146

Maine – 0.5%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
1,985,000	4.000	10/01/2020	2,059,180
1,345,000	4.000	10/01/2021	1,412,855
Maine Turnpike Authority RB Refunding Series 2014 (AA-/Aa3)
1,430,000	5.000	07/01/2020	1,501,743
State of Maine GO Bonds Series 2018 D (AA/Aa2)
8,545,000	5.000	06/01/2021	9,190,404
8,000,000	5.000	06/01/2022	8,798,960
4,250,000	5.000	06/01/2023	4,768,585

			27,731,727

Maryland – 2.7%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (BBB-/NR)
350,000	4.000	09/01/2019	356,048
500,000	5.000	09/01/2020	525,415
500,000	5.000	09/01/2021	534,760
500,000	5.000	09/01/2022	543,595
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
3,055,000	4.000	11/01/2018	3,060,316
City of Baltimore RB for Water Projects Series 2002 Subseries B (NATL-RE) (AA/Aa3)(c)
11,350,000	3.200	07/01/2037	10,517,704
City of Baltimore RB for Water Projects Series 2002 Subseries C (AA-/A1)(c)
7,025,000	3.017	10/03/2018	6,475,224
County of Anne Arundel GO Refunding Bonds for Consolidated General Improvements Series 2015 (AAA/Aa1)
6,220,000	5.000	04/01/2019	6,316,845
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2012 (AAA/Aaa)
2,000,000	5.000	08/01/2022	2,209,240
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000	03/01/2023	3,158,463
County of Baltimore GO Bonds Series 2018 (SP-1+/MIG1)
25,000,000	4.000	03/18/2019	25,265,500
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2013 A (AAA/Aaa)(a)
14,455,000	5.000	11/01/2023	16,367,975

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Maryland – (continued)
Howard County GO Bonds Consolidated Public Improvement Project & Refunding Series 2014 A (AAA/Aaa)
$2,590,000	5.000%	02/15/2022	$2,833,926
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
600,000	4.000	06/01/2020	618,132
660,000	4.000	06/01/2021	690,386
Maryland State GO Bonds for State & Local Facilities Loan First Series 2018 A (AAA/Aaa)
10,470,000	5.000	03/15/2022	11,472,398
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2012 B (AAA/Aaa)(a)
17,850,000	4.000	08/01/2020	18,471,894
Maryland State GO Bonds for State & Local Facilities Loan Second Series 2014 B (AAA/Aaa)(a)
19,845,000	5.000	08/01/2022	21,897,965
Montgomery County GO Consolidated Public Improvement Refunding Bonds Series 2017 D (AAA/Aaa)
8,200,000	3.000	11/01/2022	8,461,088
University Maryland System Auxiliary Facility & Tuition RB Series 2018 A (AA+/Aa1)
1,560,000	5.000	04/01/2020	1,628,453
1,595,000	5.000	04/01/2022	1,748,487
1,075,000	5.000	04/01/2023	1,201,753

			144,355,567

Massachusetts – 4.2%
City of Worcester Municipal Purpose Loan GO Bonds Series 2018 A (AA-/Aa3)
4,105,000	5.000	01/15/2021	4,374,945
Massachusetts Bay Transportation Authority RB Series 2017 (AA/Aa3)
50,000,000	4.000	12/01/2021	52,908,000
Massachusetts Bay Transportation Authority Sales Tax RB Refunding for Capital Appreciation Senior Series 2016 A (AA/Aa2)(e)
7,000,000	0.000	07/01/2021	6,582,660
Massachusetts Commonwealth GO Refunding Bonds Series 2017 A (AA/Aa1)(d)
40,000,000	(SIFMA Municipal Swap Index Yield + 0.47%), 2.030	02/01/2019	40,009,600
Massachusetts Commonwealth Transportation Fund RB for Accelerated Bridge Program Series 2012 A (AAA/Aa1)(a)
10,000,000	5.000	06/01/2021	10,766,100
Massachusetts Commonwealth Transportation Fund RB for Rail Enhancement Program Series 2015 A (AAA/Aa1)
11,155,000	5.000	06/01/2021	12,018,620
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A+/Aa3)
10,000,000	1.500	08/01/2019	9,947,400
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(d)
14,660,000	(3 Mo. LIBOR + 0.57%), 2.140	05/01/2037	14,207,153

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
33,240,000	(3 Mo. LIBOR + 0.57%), 2.140	05/01/2037	32,212,884
Massachusetts State GO Refunding Bonds Series 2007 A (AA/Aa1)(d)
38,250,000	(3 Mo. LIBOR + 0.55%), 2.120	11/01/2025	38,005,582
Massachusetts State Health & Educational Facilities Authority RB for Foundation of Massachusetts Eye & Ear Obligated Group Series 2010 C (NR/WR)(a)
1,500,000	5.375	07/01/2020	1,584,060

			222,617,004

Michigan – 2.4%
Allen Park Public School District GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
3,635,000	5.000	05/01/2021	3,890,795
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
2,500,000	5.000	05/01/2022	2,732,475
1,275,000	5.000	11/01/2022	1,405,190
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
3,015,000	5.250	07/01/2020	3,175,941
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (AA/NR)
1,250,000	5.000	05/01/2020	1,306,038
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Refunding Bonds Series 2014 (Q-SBLF) (AA/NR)
900,000	5.000	05/01/2019	915,336
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(b)(c)
3,000,000	1.100	08/15/2019	2,976,060
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A+/A1)
2,300,000	4.000	08/01/2020	2,375,072
3,635,000	5.000	08/01/2021	3,904,426
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A3)
200,000	5.000	11/15/2020	210,890
500,000	5.000	11/15/2021	537,740
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (MUN GOVT GTD) (AA-/Aa2)
3,500,000	5.000	04/01/2020	3,630,410
1,510,000	5.000	04/01/2021	1,599,332
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
500,000	3.400	10/01/2020	504,430
500,000	3.600	10/01/2021	507,965
500,000	3.800	10/01/2022	512,495

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
$5,125,000	5.000%	07/01/2021	$5,484,109
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/2020	3,320,433
10,000,000	5.000	07/01/2021	10,695,200
9,225,000	5.000	07/01/2022	10,061,985
5,000,000	5.000	07/01/2023	5,556,100
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-3 (NATL-RE) (AA-/A2)
5,000,000	5.000	07/01/2019	5,109,050
1,390,000	5.000	07/01/2020	1,458,263
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (AA-/A2)
700,000	5.000	07/01/2019	715,267
375,000	5.000	07/01/2020	393,416
750,000	5.000	07/01/2021	801,930
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,125,000	5.000	07/01/2019	1,149,705
1,200,000	5.000	07/01/2020	1,248,624
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,135,000	5.000	10/01/2018	1,135,000
825,000	5.000	10/01/2019	848,735
1,140,000	5.000	10/01/2020	1,169,378
Michigan Flushing Community Schools Unlimited Tax GO Refunding Bonds Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/2019	1,052,179
500,000	4.000	05/01/2020	514,845
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(b)(c)
2,600,000	1.900	04/01/2021	2,567,422
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(b)(c)
4,400,000	2.400	03/15/2023	4,359,520
Michigan Strategic Fund RB for Waste Management of Michigan, Inc. Series 2001 (A-/NR)(b)(c)
11,700,000	2.850	08/02/2021	11,760,021
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(b)(c)
2,000,000	1.450	09/01/2021	1,917,880

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
4,000,000	1.450	09/01/2021	3,835,760
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA/NR)
2,475,000	5.000	05/01/2020	2,583,999
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA/NR)
700,000	4.000	05/01/2019	708,519
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A+/A1)
1,500,000	5.000	09/01/2019	1,539,840
St. Clair County Michigan East China School District 2015 School Bus GO Refunding Bonds Series I (Q-SBLF) (AA/NR)
3,170,000	3.000	05/01/2019	3,188,893
University of Michigan General RB RMKT 02/26/18 Series 2012 E (AAA/Aaa)(b)
3,980,000	(SIFMA Municipal Swap Index Yield + 0.27%), 1.830	04/01/2022	3,983,701
Warren Consolidated School District Unlimited Tax GO Refunding Bonds Series 2016 B (BAM) (AA/NR)
1,790,000	5.000	05/01/2019	1,820,179
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 A (Q-SBLF) (AA/NR)
1,420,000	4.000	05/01/2019	1,435,790
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2016 A (Q-SBLF) (AA/NR)
1,000,000	5.000	05/01/2021	1,063,370
1,000,000	5.000	05/01/2022	1,084,020
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/2018	1,276,553
1,385,000	5.000	12/01/2019	1,430,248
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/2019	1,004,970

			126,459,499

Minnesota – 0.7%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AAA/NR)(e)
675,000	0.000	02/01/2021	641,871
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corporation Series 2017 (NR/Baa1)
500,000	4.000	05/01/2021	519,510
500,000	4.000	05/01/2022	524,650
500,000	5.000	05/01/2023	550,360
Minnesota State Trunk Highway GO Bonds Series 2017 B (AAA/Aa1)
5,700,000	5.000	10/01/2022	6,316,740
Minnesota State Various Purpose GO Refunding Bonds Series 2015 A (AAA/Aa1)
9,800,000	5.000	08/01/2021	10,588,018

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Minnesota – (continued)
Minnesota State Various Purpose GO Refunding Bonds Series 2016 D (AAA/Aa1)
$6,295,000	5.000%	08/01/2021	$6,801,181
State of Minnesota GO Bonds Series 2015 A (AAA/Aa1)
9,110,000	5.000	08/01/2020	9,603,671
University of Minnesota GO Bonds Series 2017 (AA/Aa1)
1,700,000	4.000	09/01/2019	1,731,399

			37,277,400

Mississippi – 0.7%
County of Warren RB Refunding for International Paper Co. Series 2018 (BBB/Baa2)(b)(c)
5,300,000	2.900	09/01/2023	5,290,301
Jackson County PCRB Refunding for Chevron U.S.A., Inc. Project Series 1993 (AA-/Aa2)(b)(c)
3,585,000	1.500	10/02/2018	3,585,000
Mississippi State GO Refunding Bonds Series 2017 B (AA/Aa2)(b)
6,410,000	(1 Mo. LIBOR + 0.33%), 1.842	09/01/2020	6,417,243
State of Minnesota GO Bonds for Capital Improvement Series 2011 A (AA/Aa2)(a)
21,400,000	5.000	10/01/2021	23,213,008

			38,505,552

Missouri – 0.1%
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Baa3)
300,000	5.000	03/01/2019	302,973
325,000	5.000	03/01/2020	335,387
400,000	5.000	03/01/2021	419,724
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
960,000	4.000	06/01/2019	972,134
1,000,000	4.000	06/01/2020	1,029,890
St. Louis County Rockwood School District GO Refunding Bonds Series 2017 (AAA/NR)
3,995,000	5.000	02/01/2021	4,268,378

			7,328,486

Montana – 0.2%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
240,000	4.000	07/01/2020	247,944
210,000	4.000	07/01/2021	220,420
310,000	5.000	07/01/2022	340,929
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A3)
8,750,000	2.000	08/01/2023	8,466,588
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2)
510,000	4.000	12/01/2021	539,340
260,000	5.000	06/01/2022	285,870
445,000	5.000	12/01/2022	494,119

			10,595,210

Municipal Bonds – (continued)
Nebraska – 0.5%
City of Lincoln Electric System RB Refunding Series 2012 (AA/NR)
2,615,000	5.000	09/01/2021	2,828,227
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa2)(b)(c)
20,000,000	5.000	12/01/2019	20,604,400
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
750,000	4.000	11/01/2019	764,573
690,000	4.000	11/01/2020	710,279

			24,907,479

Nevada – 0.8%
Clark County Pollution Control RB Refunding for Nevada Power Company Project Series 2017 (A+/A2)(b)(c)
1,850,000	1.600	05/21/2020	1,826,671
Clark County School District Limited Tax GO Refunding Bonds Series 2015 B (A+/A1)
10,300,000	5.000	06/15/2019	10,514,240
Clark County Water Reclamation District GO Refunding Bonds for Water Reclamation Series 2016 (AAA/Aa1)
3,640,000	5.000	07/01/2022	4,007,312
Las Vegas Valley Nevada Water District GO Refunding Bonds Series 2018 B (AA+/Aa1)
9,010,000	5.000	06/01/2021	9,680,795
Nevada State Limited Tax GO Refunding Bonds for Capital Improvement Series 2015 D (AA/Aa2)
18,085,000	5.000	04/01/2021	19,368,131

			45,397,149

New Hampshire – 1.2%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A1)(c)
50,475,000	3.431	05/01/2021	50,475,000
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(b)(g)
14,550,000	(SIFMA Municipal Swap Index Yield + 0.75%), 2.310	10/01/2021	14,550,000

			65,025,000

New Jersey – 5.4%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
220,000	5.000	03/01/2020	227,526
500,000	5.000	03/01/2023	545,580
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa1)
1,275,000	2.000	05/01/2019	1,276,020
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,300,000	5.000	11/01/2019	1,342,315
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(e)
5,750,000	0.000	11/01/2021	5,323,120

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
$725,000	4.000%	02/15/2020	$743,386
1,025,000	4.000	02/15/2021	1,067,107
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (BBB-/NR)
180,000	4.000	07/01/2021	185,137
220,000	4.000	01/01/2022	226,956
225,000	4.000	07/01/2022	232,749
270,000	4.000	01/01/2023	279,917
275,000	4.000	07/01/2023	285,590
320,000	4.000	01/01/2024	332,576
325,000	4.000	07/01/2024	338,020
New Jersey Economic Development Authority RB for School Facilities Construction Series 2017 DDD (BBB+/Baa1)
500,000	5.000	06/15/2019	509,340
600,000	5.000	06/15/2020	625,854
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (AA/ A2)
1,835,000	4.000	06/01/2021	1,907,868
1,000,000	4.000	06/01/2022	1,047,880
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (BBB+/Baa1)(d)
13,315,000	(SIFMA Municipal Swap Index Yield + 1.25%), 2.810	09/01/2025	13,100,229
New Jersey Educational Facilities Authority RB Refunding for New Jersey City University Series 2016 D (AGM) (AA/A2)
2,210,000	3.000	07/01/2021	2,250,907
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (A-/NR)
315,000	5.000	07/01/2020	329,972
485,000	5.000	07/01/2021	519,251
440,000	5.000	07/01/2022	480,251
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (AA/Aa3)
750,000	5.000	07/01/2021	806,700
New Jersey Health Care Facilities Financing Authority RB Refunding for Robert Wood Johnson University Hospital Series 2010 (NR/WR)(a)
5,000,000	5.000	01/01/2020	5,181,200
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,530,000	5.000	07/01/2019	1,557,280
1,000,000	5.000	07/01/2020	1,041,740
1,000,000	5.000	07/01/2021	1,063,750
1,240,000	5.000	07/01/2022	1,343,713
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A2)
22,000,000	5.000	01/01/2020	22,830,500

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Refunding Series 2017 C-1 (A+/A2)(d)
1,290,000	(1 Mo. LIBOR + 0.34%), 1.919	01/01/2021	1,290,787
New Jersey State Turnpike Authority RB Refunding Series 2017 C-2 (A+/A2)(d)
5,000,000	(1 Mo. LIBOR + 0.48%), 2.059	01/01/2022	5,009,950
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A+/A2)(d)
15,565,000	(1 Mo. LIBOR + 0.60%), 2.179	01/01/2023	15,621,190
New Jersey State Turnpike Authority RB Series 2012 B (A+/A2)
10,000,000	5.000	01/01/2019	10,078,200
New Jersey State Turnpike Authority RB Series 2013 A (NR/NR)(a)
5,930,000	5.000	07/01/2022	6,544,170
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (AA/Baa1)(e)
24,355,000	0.000	12/15/2028	16,017,066
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (BBB+/Baa1)
2,945,000	5.000	06/15/2019	3,000,013
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB+/Baa1)
10,000,000	5.000	06/15/2021	10,592,500
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB+/Baa1)
1,000,000	5.000	06/15/2021	1,059,250
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (BBB+/Baa1)
15,550,000	5.250	12/15/2020	16,446,613
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB+/Baa1)(e)
10,000,000	0.000	12/15/2025	7,598,200
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB+/Baa1)(e)
15,000,000	0.000	12/15/2027	10,484,400
14,390,000	0.000	12/15/2030	8,623,927
5,000,000	0.000	12/15/2031	2,832,800
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB+/Baa1)
3,015,000	5.000	12/15/2023	3,297,264
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (BBB+/Baa1)
1,485,000	5.000	06/15/2020	1,548,989
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (BBB+/Baa1)
5,115,000	5.000	06/15/2023	5,409,880

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (BBB+/Baa1)
$6,235,000	5.000%	12/15/2019	$6,428,846
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,000,000	5.000	06/15/2021	5,294,950
5,000,000	5.000	06/15/2022	5,375,000
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB+/Baa1)
26,545,000	5.250	12/15/2023	29,347,090
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
11,250,000	5.000	06/15/2023	12,265,650
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,000,000	2.000	08/01/2022	992,680
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB+/NR)
7,350,000	3.200	06/01/2027	7,322,217
Township of Old Bridge GO Bonds Series 2017 (NR/Aa1)
2,600,000	2.000	04/01/2019	2,602,444
Township of Woodbridge GO Bonds Series 2018 (SP-1+/NR)
25,000,000	3.000	08/16/2019	25,202,500
Union County New Jersey GO Refunding Bonds Series B (ETM) (NR/NR)(a)
25,000	3.000	03/01/2019	25,104

			287,314,114

New Mexico – 1.3%
City of Albuquerque General Purpose GO Bonds Series 2018 A (AAA/Aa2)
6,480,000	5.000	07/01/2019	6,626,707
6,480,000	5.000	07/01/2020	6,808,536
6,480,000	5.000	07/01/2021	6,986,088
5,480,000	5.000	07/01/2022	6,039,234
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB+/Baa2)(b)(c)
4,000,000	1.875	10/01/2021	3,906,720
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB+/Baa2)(b)(c)
11,000,000	1.875	10/01/2021	10,743,480
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project RMKT 06/01/17 Series 2017 B (BBB+/Baa2)(b)(c)
3,750,000	2.125	06/01/2022	3,664,950
New Mexico Finance Authority RB Refunding for State Transportation Commission Series 2012 (AAA/Aa1)
4,000,000	5.000	06/15/2022	4,399,040
New Mexico Finance Authority Senior Lien Public Project Revolving Fund RB Series 2017 E (AAA/Aa1)
2,550,000	5.000	06/01/2020	2,673,650
2,885,000	5.000	06/01/2021	3,103,683

Municipal Bonds – (continued)
New Mexico – (continued)
New Mexico Severance Tax RB Series 2017 A (AA-/Aa2)
1,830,000	5.000	07/01/2019	1,871,431
New Mexico State GO Refunding Bonds Series 2017 B (AA/Aa2)
9,485,000	5.000	03/01/2021	10,147,527

			66,971,046

New York – 10.9%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (BBB-/Baa3)
1,250,000	5.000	07/15/2021	1,335,988
500,000	5.000	07/15/2022	543,925
500,000	5.000	07/15/2023	551,290
City of New York GO Bonds Series 2012 B (AA/Aa2)
6,665,000	5.000	08/01/2023	7,331,300
City of Yonkers New York School GO Refunding Bonds Series 2014 A (AGM) (AA/A2)
3,135,000	5.000	09/01/2019	3,220,272
Long Island Power Authority RB Refunding Series 2014 C (A-/A3)(b)
18,300,000	(1 Mo. LIBOR + 0.75%), 2.329	10/01/2023	18,282,798
Metropolitan Transportation Authority RB Refunding RMKT 11/01/16 Subseries 2012 G-3 (A/A1)(b)
20,000,000	(1 Mo. LIBOR + 0.70%), 2.212	02/01/2020	20,076,400
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (A/A1)(b)(c)
20,725,000	5.000	11/15/2019	21,374,314
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (A/A1)(b)
27,065,000	(1 Mo. LIBOR + 0.55%), 2.062	11/01/2022	26,928,322
Metropolitan Transportation Authority RB Series 2011 B (A/A1)(b)
26,625,000	(1 Mo. LIBOR + 0.55%), 2.062	11/01/2022	26,490,544
Metropolitan Transportation Authority RB Series 2018 A-1 (SP-1/MIG1)
54,235,000	4.000	08/15/2019	55,143,436
Metropolitan Transportation Authority RB Series 2018 B-1A (SP-1/MIG1)
10,000,000	5.000	05/15/2020	10,463,200
Metropolitan Transportation Authority RB Series 2018 B-2A (SP-1/MIG1)
14,325,000	5.000	05/15/2021	15,333,623
Metropolitan Transportation Authority RB Subseries 2014 D-2 (A/A1)(b)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.45%), 2.010	11/15/2022	14,971,350
New York City GO Bonds Fiscal 2014 Series I Subseries I-2 (AA/Aa2)(b)(c)
5,800,000	1.460	10/02/2018	5,800,000

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
New York – (continued)
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2014 Series AA Subseries AA1 (AA+/Aa1)(b)(c)
$6,185,000	1.460%	10/02/2018	$6,185,000
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2015 Subseries E-3 (AAA/Aa1)(b)(c)
1,225,000	1.460	10/02/2018	1,225,000
New York Housing Development Corp. Multi-Family Mortgage RB for Sustainable Neighborhood Bonds Series 2017 Class G-2 (AA+/Aa2)(b)(c)
4,870,000	2.000	12/31/2021	4,828,995
New York State Dormitory Authority General Purpose Personal Income Tax RB Refunding Series 2016 D (AAA/Aa1)
7,790,000	5.000	02/15/2022	8,512,990
New York State Dormitory Authority Personal Income Tax RB Series 2017 A (NR/NR)(a)
4,680,000	5.000	02/15/2019	4,734,756
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AAA/Aa1)
62,305,000	5.000	03/15/2023	69,637,675
New York State Dormitory Authority State Sales Tax RB Series 2015 B (AAA/Aa1)
19,440,000	5.000	03/15/2021	20,804,882
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corp. Project Series 2004 C (A-/A3)(b)(c)
17,000,000	2.625	07/03/2023	16,860,600
New York State Energy Research & Development Authority PCRB RMKT 05/01/03 Series 1987 A (AMBAC) (A/Aa3)(c)
4,430,000	5.284	03/01/2027	4,430,000
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
27,750,000	2.830	07/01/2034	27,750,000
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/2019	30,036,668
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AAA/Aa1)
23,370,000	5.000	03/15/2021	25,022,259
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BBB-/Baa3)
11,150,000	5.000	01/01/2022	11,941,762
15,000,000	5.000	01/01/2023	16,262,100
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/2020	4,961,904
2,310,000	5.000	01/01/2021	2,430,674
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
300,000	5.000	04/01/2019	304,251
Oyster Bay Public Improvement GO Refunding Bonds Series 2018 (NR/Baa3)
9,385,000	4.000	02/15/2021	9,673,870

Municipal Bonds – (continued)
New York – (continued)
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
2,250,000	5.000	03/01/2019	2,278,575
3,000,000	5.000	03/01/2020	3,124,380
Rockland County New York GO Refunding Bonds Series 2014 (BAM) (AA/A2)
1,500,000	3.000	02/15/2019	1,506,075
635,000	3.000	02/15/2020	643,439
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
5,105,000	2.000	10/15/2020	5,095,862
5,200,000	2.000	10/15/2021	5,169,580
Suffolk County New York GO Bonds for Public Improvement Series 2018 A (AGM) (AA/NR)
4,955,000	5.000	06/01/2021	5,319,886
5,005,000	5.000	06/01/2022	5,486,331
Suffolk County New York GO Refunding Serial Bonds Series 2017 A (AGM) (AA/NR)
7,035,000	4.000	02/01/2023	7,510,144
Suffolk County New York GO Refunding Serial Bonds Series 2017 B (AGM) (AA/NR)
6,360,000	4.000	10/15/2023	6,833,693
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
575,000	5.000	06/01/2019	588,196
620,000	5.000	06/01/2020	654,150
Triborough Bridge & Tunnel Authority RB Series 2001 B (AA-/Aa3)(b)
11,500,000	(SOFR + 0.43%), 1.938	09/26/2019	11,500,000
Triborough Bridge & Tunnel Authority RB Series 2018 D (AA-/Aa3)(b)(g)
25,000,000	(SOFR + 0.50%), 0.000	10/01/2020	25,000,000
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
2,000,000	5.000	06/01/2020	2,087,600
1,000,000	5.000	06/01/2021	1,065,870
TSASC Inc., Tobacco Settlement RB Subordinated Series 2017 B (BBB+/NR)
1,000,000	5.000	06/01/2020	1,042,130

			578,356,059

North Carolina – 0.5%
County of Mecklenburg GO Refunding Bonds Series 2011 C (AAA/Aaa)
7,980,000	5.000	12/01/2019	8,260,417
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(a)
4,900,000	5.000	01/01/2019	4,938,808
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(a)
2,000,000	3.000	01/01/2019	2,005,880
1,000,000	5.000	01/01/2019	1,007,920
North Carolina State Capital Improvement RB Series 2011 A (ST APPROP) (AA+/Aa1)(a)
10,745,000	5.000	05/01/2020	11,250,767

			27,463,792

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Ohio – 1.7%
American Municipal Power, Inc., RB for Hydroelectric Projects Series 2009 C (A/A2)(a)
$4,000,000	5.000%	02/15/2020	$4,158,440
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
13,140,000	5.125	06/01/2024	13,010,046
3,265,000	5.375	06/01/2024	3,263,955
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA+/A1)
1,455,000	5.000	12/01/2020	1,543,449
County of Franklin Hospital Facilities RB Refunding Series 2011 B (AA+/Aa2)(b)(c)
11,490,000	4.000	11/01/2018	11,507,235
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
1,750,000	5.000	02/15/2023	1,875,965
3,000,000	5.000	02/15/2024	3,241,290
1,500,000	5.000	02/15/2025	1,630,980
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
415,000	4.000	01/01/2019	416,606
435,000	4.000	01/01/2020	442,199
New Albany Community Authority RB Refunding Series 2012 C (NR/Aa3)
800,000	4.000	10/01/2018	800,000
Northmont City School District School Improvement GO Bonds Series 2012 A (SD CRED PROG) (NR/Aa2)(a)
3,500,000	5.000	11/01/2021	3,804,465
Ohio State Highway Capital Improvement GO Bonds Series 2012 Q (AAA/Aa1)(a)
1,685,000	5.000	05/01/2022	1,850,231
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 C (A/A2)(b)(c)
15,000,000	5.000	09/15/2021	16,114,050
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 D (A/A2)(b)(c)
11,775,000	5.000	09/15/2023	13,057,062
Ohio State Third Frontier Research & Development GO Bonds Series 2013 A (AA+/Aa1)(a)
7,400,000	4.000	05/01/2021	7,766,522
University of Cincinnati RB Series 2018 C (SP-1+/Aa3)(d)
5,000,000	(1 Mo. LIBOR + 0.34%), 1.842	06/01/2020	5,001,600
University of Toledo General Receipts RB Series 2011 B (A/A1)(a)
355,000	5.000	06/01/2021	382,197

			89,866,292

Oklahoma – 0.5%
Edmond Public Works Authority Sales Tax and Utility System RB Series 2017 (AA-/NR)
2,000,000	3.000	07/01/2021	2,041,840
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
2,900,000	2.000	01/01/2021	2,884,775

Municipal Bonds – (continued)
Oklahoma – (continued)
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2017 (AA+/NR)
4,800,000	2.000	08/01/2020	4,779,264
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/2019	6,243,338
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
500,000	5.000	08/15/2022	540,630
500,000	5.000	08/15/2023	547,585
500,000	5.000	08/15/2024	552,300
Oklahoma Turnpike Authority RB Refunding Second Senior Series 2017 D (AA-/Aa3)
2,745,000	4.000	01/01/2023	2,941,926
Tulsa County Independent School District No. 3 GO Bonds Series 2017 (AA/NR)
5,800,000	2.000	04/01/2020	5,789,792

			26,321,450

Oregon – 1.4%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis GO Refunding Bonds Series 2007 (AGM) (SCH BD GTY) (NR/Aa1)
2,000,000	5.000	06/15/2020	2,097,480
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
300,000	4.000	03/01/2019	302,094
995,000	4.000	03/01/2021	1,025,009
385,000	5.000	03/01/2023	417,098
200,000	5.000	03/01/2024	218,800
200,000	5.000	03/01/2025	220,720
Lane County Oregon Springfield School District No. 19 GO Refunding Bonds Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/2020	3,595,411
3,780,000	0.000	06/15/2021	3,558,190
Oregon Coast Community College District GO Refunding Bonds Series 2012 (SCH BD GTY) (NR/Aa1)
1,445,000	3.000	06/15/2019	1,456,127
Oregon State Business Development Commission RB for Intel Corp. Project Series 2010 232 (A+/A1)(b)(c)
13,050,000	2.400	08/14/2023	12,984,489
Portland Oregon Community College District GO Bonds Series 2018 (AA+/Aa1)
3,500,000	4.000	06/15/2019	3,551,240
10,240,000	4.000	06/15/2020	10,577,408
12,520,000	4.000	06/15/2021	13,155,014
Portland Oregon Community College District GO Refunding Bonds Series 2016 (AA+/Aa1)
1,500,000	5.000	06/15/2020	1,574,400
1,900,000	5.000	06/15/2021	2,046,053
2,300,000	5.000	06/15/2022	2,532,898
Portland Oregon Sewer System RB Refunding Second Lien Series 2016 B (AA-/Aa2)
6,960,000	5.000	06/15/2022	7,662,194

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Oregon – (continued)
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aaa)
$2,130,000	5.000%	04/01/2022	$2,338,740
State of Oregon GO Bonds Series 2018 A (AA+/Aa1)
5,480,000	4.000	05/01/2020	5,648,729

			74,962,094

Pennsylvania – 4.3%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/2021	1,486,911
1,950,000	5.000	10/01/2022	2,151,533
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
2,250,000	5.000	04/01/2022	2,438,032
2,250,000	5.000	04/01/2023	2,473,785
4,000,000	5.000	04/01/2024	4,447,640
Bethlehem Area School District Authority School RB Refunding for Bethlehem Area School District Refunding Project Series 2018 (ST AID WITHHLDG) (NR/A1)(b)
5,995,000	(1 Mo. LIBOR + 0.48%), 2.041	11/01/2021	5,984,509
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
475,000	5.000	10/01/2022	518,206
740,000	5.000	10/01/2023	817,974
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
310,000	3.000	07/01/2019	311,063
265,000	4.000	07/01/2020	271,609
1,000,000	4.000	07/01/2021	1,036,860
Chester County Downingtown Area School District GO Bonds Series 2010 (ST AID WITHHLDG) (NR/Aaa)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.70%), 2.260	05/01/2019	5,001,800
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
1,000,000	5.000	09/01/2019	1,024,080
4,000,000	5.000	09/01/2020	4,201,000
4,000,000	5.000	09/01/2021	4,294,440
City of Philadelphia GO Bonds Series 2017 (A/A2)
4,500,000	5.000	08/01/2019	4,608,630
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
325,000	4.000	08/01/2020	333,544
1,270,000	5.000	08/01/2021	1,351,547
1,125,000	5.000	08/01/2022	1,217,239
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
950,000	5.000	06/01/2020	989,548
2,250,000	5.000	06/01/2023	2,475,270

Municipal Bonds – (continued)
Pennsylvania – (continued)
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
535,000	4.000	01/01/2019	537,579
1,000,000	4.000	01/01/2020	1,020,760
Lehigh County Industrial Development Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 08/15/17 Series 2016 B (A/A1)(b)(c)
9,000,000	1.800	08/15/2022	8,672,040
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB/Baa3)
1,000,000	4.000	10/01/2018	1,000,000
1,000,000	4.000	10/01/2019	1,013,400
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(b)(c)
30,425,000	2.500	04/01/2020	30,358,369
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (BBB-/NR)
360,000	5.000	05/01/2019	365,126
Pennsylvania Higher Educational Facilities Authority RB for LA Salle University Series 2012 (ETM) (NR/NR)(a)
640,000	5.000	05/01/2019	650,752
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (A+/Aa3)
2,175,000	5.000	08/15/2020	2,287,926
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2015 (A+/Aa3)
8,115,000	5.000	08/15/2020	8,536,331
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
13,670,000	5.000	09/15/2020	14,411,051
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2017 (A+/Aa3)
33,455,000	5.000	01/01/2023	36,846,668
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2016 (A+/Aa3)
4,500,000	5.000	01/15/2022	4,877,820
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/2022	5,489,150
Pennsylvania Turnpike Commission RB Refunding Subordinate Series 2016 A (AA/Aa3)
1,000,000	5.000	12/01/2022	1,102,830
Pennsylvania Turnpike Commission RB Series 2009 D (A/A3)(a)
5,000,000	5.300	12/01/2019	5,189,900
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A+/A1)(d)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.88%), 2.440	12/01/2020	7,061,040
Pennsylvania Turnpike Commission RB Subordinate Series 2009 B (A/A3)(a)
10,000,000	5.750	06/01/2019	10,250,500
Pennsylvania Turnpike Commission RB Subordinate Series 2010 A-1 (AA-/A2)(a)
18,670,000	5.000	12/01/2019	19,315,049

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Subordinate Series 2015 B (A/A3)(a)
$1,400,000	5.000%	12/01/2020	$1,486,632
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
500,000	5.000	07/01/2019	508,170
1,000,000	5.000	07/01/2020	1,036,000
1,250,000	5.000	07/01/2021	1,317,087
4,000,000	5.000	07/01/2022	4,274,040
Pittsburgh & Allegheny County Sports & Exhibition Authority RB for Parking System Series 2017 (A-/NR)
530,000	4.000	12/15/2019	541,374
365,000	4.000	12/15/2020	378,165
600,000	4.000	12/15/2021	628,842
280,000	5.000	12/15/2022	307,048
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(b)
10,000,000	(1 Mo. LIBOR + 0.64%), 2.265	12/01/2020	10,007,900
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
500,000	5.000	06/01/2019	507,730
645,000	5.000	06/01/2020	668,743
680,000	5.000	06/01/2021	715,074
Westmoreland County Municipal Authority RB Series 2013 (A+/A1)(a)
1,965,000	5.000	08/15/2023	2,209,957

			231,008,273

Puerto Rico – 1.5%
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2002 A (FGIC) (D/WR)(h)
772,500	5.500	07/01/2017	631,519
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
46,695,000	(3 Mo. LIBOR + 0.52%), 2.125	07/01/2029	43,776,562
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (D/Ca)(d)(h)
25,850,000	(3 Mo. LIBOR + 0.70%), 2.310	07/01/2031	15,833,125
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)(h)
654,385	5.500	07/01/2016	376,272
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(c)
1,000,000	10.000	07/01/2035	1,059,130
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (NR/Ca)(b)(h)
10,835,000	10.000	07/01/2034	6,514,544

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (D/Ca)(h)
19,315,000	5.500	08/01/2023	9,464,350

			77,655,502

Rhode Island – 0.3%
Providence GO Bonds Series 2013 A (A-/Baa1)
1,545,000	5.000	01/15/2019	1,557,113
Providence Public Building Authority RB for Capital Improvement Program Project Series 2017 A (BBB-/Baa2)
250,000	4.000	09/15/2019	253,413
200,000	5.000	09/15/2020	209,938
1,210,000	5.000	09/15/2021	1,294,857
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,770,000	5.000	09/01/2021	5,158,946
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/Aa3)
815,000	4.000	05/15/2020	834,266
820,000	5.000	05/15/2021	869,282
1,415,000	5.000	05/15/2022	1,525,950
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
5,605,000	2.250	06/01/2041	5,602,534

			17,306,299

South Carolina – 1.1%
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
2,985,000	2.000	07/01/2019	2,986,493
County of Charleston GO Bonds for Transportation Sales Tax Series 2011 (ST AID WITHHLDG) (AAA/Aaa)(a)
4,920,000	4.000	11/01/2021	5,201,916
County of Charleston GO Refunding Bonds for Transportation Sales Tax Series 2013 (AAA/Aaa)
10,005,000	5.000	11/01/2021	10,887,841
Richland County South Carolina School District No. 1 GO Refunding Bonds Series 2014 B (SCSDE) (AA/Aa1)
3,165,000	5.000	03/01/2020	3,296,221
Richland County South Carolina School District No. 2 GO Bonds Series 2017 A (SCSDE) (AA/Aa1)
1,765,000	5.000	03/01/2019	1,787,486
South Carolina Public Service Authority RB Tax-Exempt Series 2010 C (ETM) (A+/A2)(a)
9,645,000	5.000	12/01/2019	9,978,235
Spartanburg County School District No. 6 GO Bonds Series 2018 (SCSDE) (NR/MIG1)
24,885,000	4.000	09/25/2019	25,384,193

			59,522,385

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
$1,000,000	4.000%	01/01/2020	$1,023,990
1,055,000	5.000	01/01/2021	1,117,245
570,000	5.000	01/01/2022	616,751

			2,757,986

Tennessee – 0.9%
City of Murfreesboro GO Bonds Series 2018 (AA/Aa1)
2,720,000	5.000	06/01/2021	2,927,645
2,400,000	5.000	06/01/2022	2,640,576
County of Rutherford GO School Bonds Series 2017 (AA+/Aa1)
2,420,000	5.000	04/01/2021	2,591,094
County of Williamson District GO Public Improvement & School Bonds Series 2017 (NR/Aaa)
1,700,000	5.000	04/01/2022	1,866,600
County of Williamson District School GO Bonds Series 2017 (NR/Aaa)
1,450,000	5.000	04/01/2022	1,592,100
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/Baa1)
2,000,000	5.000	07/01/2019	2,041,660
2,500,000	5.000	07/01/2020	2,614,875
3,500,000	5.000	07/01/2021	3,741,360
Hamilton County GO Bonds Series 2018 A (AAA/Aaa)
6,185,000	5.000	04/01/2020	6,462,026
7,860,000	5.000	04/01/2022	8,633,110
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB/NR)
335,000	4.000	04/01/2019	337,469
350,000	5.000	04/01/2020	361,994
750,000	4.000	04/01/2021	773,213
1,420,000	5.000	04/01/2022	1,523,873
Metropolitan Government of Nashville & Davidson County GO Refunding Bonds Series 2010 D (AA/Aa2)
6,960,000	5.000	07/01/2022	7,305,494

			45,413,089

Texas – 9.3%
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (BBB-/NR)
600,000	5.000	01/01/2019	603,564
500,000	5.000	01/01/2020	518,245
500,000	5.000	01/01/2021	530,515
465,000	5.000	01/01/2022	503,139
750,000	5.000	01/01/2023	822,855
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/2019	1,731,447
Board of Regents of the University of Texas System RB Refunding Series 2017 C (AAA/Aaa)
10,360,000	5.000	08/15/2023	11,651,478
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (BBB+/Baa1)(b)(c)
7,500,000	5.000	01/07/2021	7,844,625

Municipal Bonds – (continued)
Texas – (continued)
Central Texas Regional Mobility Authority RB Senior Lien Series 2011 (BBB+/Baa1)(a)
5,455,000	6.000	01/01/2021	5,905,583
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
725,000	3.000	08/15/2019	731,648
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(e)
70,000	0.000	09/01/2019	67,560
70,000	0.000	09/01/2020	64,890
70,000	0.000	09/01/2021	62,157
70,000	0.000	09/01/2022	59,399
70,000	0.000	09/01/2023	56,658
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)(e)
685,000	0.000	09/01/2019	669,382
685,000	0.000	09/01/2020	650,364
685,000	0.000	09/01/2021	629,707
685,000	0.000	09/01/2022	607,301
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
405,000	4.000	09/01/2023	424,124
City of Houston RB Refunding for Combined Utility System Series 2011 A (AA/NR)(a)
24,305,000	5.250	11/15/2020	25,930,518
City of Houston RB Refunding for Combined Utility System Series 2018 C (AA/Aa2)(b)
12,500,000	(1 Mo. LIBOR + 0.36%), 1.921	08/01/2021	12,477,875
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
375,000	3.000	09/01/2019	377,629
City of San Antonio Water System Junior Lien RB Refunding Series 2014 B (AA/Aa2)(b)(c)
6,475,000	2.000	11/01/2022	6,352,558
Colorado River Municipal Water District RB Series 2011 (AA-/Aa3)(a)
2,000,000	5.000	01/01/2021	2,130,700
Corpus Christi Independent School District GO Bonds for School Building Series 2017 A (PSF-GTD) (AAA/Aaa)(b)(c)
5,500,000	2.000	08/15/2019	5,494,775
Cypress-Fairbanks Independent School District GO Bonds for School Building Series 2017 A-3 (PSF-GTD) (AAA/Aaa)(b)(c)
9,325,000	3.000	08/17/2020	9,457,695
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A1)
1,750,000	5.000	11/01/2018	1,754,340
Fort Worth Texas GO Refunding and Improvement Bonds Series 2012 (AA+/Aa3)
2,000,000	4.000	03/01/2019	2,017,360

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
$4,710,000	3.000%	02/15/2019	$4,730,112
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(d)
5,685,000	(SIFMA Municipal Swap Index Yield + 1.05%), 2.610	06/01/2024	5,792,503
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa2)(d)
21,945,000	(3 Mo. LIBOR + 0.67%), 2.220	08/15/2035	20,443,304
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
85,000	3.000	09/01/2019	85,649
85,000	3.000	09/01/2020	86,027
90,000	3.000	09/01/2021	91,180
90,000	3.000	09/01/2022	90,928
95,000	3.000	09/01/2023	95,518
Houston Independent School District Limited Tax GO Refunding Bonds RMKT 01/06/17 Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
10,420,000	1.450	06/01/2020	10,296,314
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
24,000,000	3.000	02/15/2022	24,619,920
Houston Independent School District Limited Tax Schoolhouse GO Bonds RMKT 06/01/17 Series 2017 B (PSF-GTD) (AAA/Aaa)(b)(c)
15,000,000	1.450	06/01/2020	14,821,950
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2013 B (PSF-GTD) (AAA/Aaa)(b)(c)
4,935,000	2.400	06/01/2021	4,939,984
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2014 A-1B (PSF-GTD) (AAA/Aaa)(b)(c)
4,520,000	2.200	06/01/2020	4,521,401
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
370,000	3.000	09/01/2019	372,594
390,000	3.000	09/01/2020	392,527
310,000	3.000	09/01/2021	313,106
330,000	3.000	09/01/2022	333,402
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2015 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/2019	1,964,460
1,500,000	0.000	08/15/2020	1,439,610
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(e)
2,500,000	0.000	08/16/2020	2,391,300
5,000,000	0.000	08/16/2021	4,658,600
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (NR/Aaa)(b)(c)
8,250,000	2.500	08/01/2021	8,299,335

Municipal Bonds – (continued)
Texas – (continued)
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
5,000,000	1.800	12/01/2018	4,995,150
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BBB-/Baa3)
500,000	4.000	04/01/2019	504,005
770,000	4.000	04/01/2020	786,301
810,000	4.000	04/01/2021	834,673
855,000	4.000	04/01/2022	887,507
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
170,000	4.000	04/01/2020	173,448
400,000	4.000	04/01/2021	412,280
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Ba2)
145,000	4.000	04/01/2019	145,874
300,000	4.000	04/01/2020	304,890
620,000	4.000	04/01/2021	635,711
North East Independent School District Unlimited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
5,000,000	2.375	08/01/2022	4,986,300
North Texas Tollway Authority RB Refunding First Tier Series 2010 (A+/A1)(a)
5,000,000	6.000	01/01/2021	5,430,250
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A+/A1)(b)(c)
18,000,000	1.950	01/01/2019	17,994,600
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
4,525,000	5.000	01/01/2022	4,909,444
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
3,630,000	5.000	01/01/2023	3,999,534
1,000,000	5.000	01/01/2024	1,101,800
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A+/A1)
3,000,000	5.000	01/01/2019	3,023,010
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A+/A1)
2,000,000	5.000	01/01/2020	2,072,720
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A+/A1)(b)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.67%), 2.230	01/01/2020	5,004,100
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A/A2)
1,000,000	5.000	01/01/2019	1,007,670
Northside Texas Independent School District GO Refunding Bonds Series 2018 (PSF-GTD) (AAA/Aaa)
10,820,000	5.000	08/15/2019	11,107,596

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Texas – (continued)
Northside Texas Independent School District Unlimited Tax School Building GO Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(b)(c)
$15,000,000	1.450%	06/01/2020	$14,821,950
Plano Independent School District Unlimited Tax Refunding Bonds Series 2016 B (PSF-GTD) (AAA/Aaa)
10,580,000	5.000	02/15/2020	11,015,155
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF-GTD) (AAA/Aaa)(b)(c)
18,595,000	1.500	08/01/2021	18,174,381
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/2019	2,377,204
State of Texas RB Series 2018 (SP-1+/MIG1)
100,290,000	4.000	08/29/2019	102,136,339
Tarrant Regional Water District RB Refunding for Water Control & Improvement District Series 2015 (AAA/NR)
6,000,000	5.000	03/01/2021	6,408,840
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A3)(d)
11,240,000	(SIFMA Municipal Swap Index Yield + 0.55%), 2.110	09/15/2027	11,067,916
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
4,500,000	5.000	12/15/2018	4,525,965
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/2039	8,204,196
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)(c)
5,000,000	5.000	04/01/2020	5,201,300
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
2,500,000	5.000	04/01/2021	2,678,000
Texas Transportation Commission Highway Improvement GO Bonds Series 2016 (AAA/Aaa)
6,925,000	5.000	04/01/2022	7,584,052
Texas University System Financing RB Refunding Series 2017 A (AA/Aa2)
1,800,000	5.000	03/15/2020	1,878,516
1,800,000	5.000	03/15/2021	1,925,028
Texas Water Development Board RB for Water Implementation Series 2018 A (AAA/NR)
10,000,000	5.000	04/15/2019	10,169,400
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
6,355,000	5.000	02/15/2022	6,929,683

			496,322,603

Municipal Bonds – (continued)
Utah – 0.8%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2017 (SCH BD GTY) (AAA/Aaa)
7,800,000	5.000	03/15/2021	8,353,410
8,000,000	5.000	03/15/2022	8,763,120
State of Utah GO Refunding Bonds Series 2015 (AAA/Aaa)
19,000,000	5.000	07/01/2019	19,435,860
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
500,000	5.000	09/01/2019	513,050
Washington County School District GO Refunding Bonds for Utah School Bond Guaranty Program Series 2016 (SCH BD GTY) (AAA/Aaa)
3,470,000	5.000	03/01/2019	3,515,075

			40,580,515

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A/A2)
450,000	4.000	12/01/2019	459,612
400,000	4.000	12/01/2020	415,040
350,000	5.000	12/01/2021	378,669

			1,253,321

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
645,000	5.000	09/01/2019	656,236
825,000	5.000	09/01/2020	852,951
2,015,000	5.000	09/01/2021	2,109,947
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (B/NR)
2,085,000	4.000	10/01/2022	2,058,937

			5,678,071

Virginia – 2.5%
City of Alexandria GO Refunding Bonds Series 2017 D (ST AID WITHHLDG) (AAA/Aaa)
355,000	5.000	07/01/2022	391,767
County of Arlington GO Bonds for Public Improvement Series 2013 A (AAA/Aaa)(a)
2,930,000	4.000	08/01/2021	3,083,796
County of Arlington GO Bonds Series C (ST AID WITHHLDG) (AAA/Aaa)(a)
9,665,000	5.000	02/15/2021	10,320,867
County of Fairfax RB for Sewer Series 2012 (AAA/Aaa)(a)
9,220,000	4.500	07/15/2021	9,836,173
Fairfax County GO Bonds for Virginia Public Improvement Series 2018 A (ST AID WITHHLDG) (AAA/Aaa)
10,255,000	4.000	10/01/2021	10,839,535
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)(a)
8,450,000	5.000	10/01/2021	9,155,659

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Virginia – (continued)
Fairfax County Industrial Development Authority RB Refunding for Inova Health System Obligated Group Series 2018 B-1 (AA+/Aa2)(b)(c)
$24,350,000	5.000%	05/15/2021	$26,088,590
Franklin County Industrial Development Authority RB for Virginia Public Facility Series 2018 (AA/A1)(g)
5,000,000	3.000	10/15/2023	5,047,150
Louisa IDA Pollution Control RB Refunding for Virginia Electric & Power Company Project RMKT 12/01/16 Series 2008 C (BBB+/A2)(b)(c)
8,000,000	1.850	05/16/2019	7,983,200
Peninsula Ports Authority of Virginia Coal Terminal RB Refunding for Dominion Terminal Associates Project Series 2003 (BBB/NR)(b)(c)
2,750,000	1.550	10/01/2019	2,740,540
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2011 (ST APPROP) (AA+/Aa1)(a)
4,055,000	5.250	05/15/2021	4,383,131
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (AA+/Aa1)
1,230,000	5.000	05/15/2022	1,351,413
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (ST APPROP) (AA+/Aa1)(a)
7,475,000	5.000	05/15/2021	8,032,411
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
11,680,000	5.000	05/15/2020	12,229,661
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/2023	2,562,376
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(b)(c)
6,000,000	2.150	09/01/2020	5,977,620
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(b)(c)
4,500,000	1.875	06/01/2020	4,465,260
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(a)
5,375,000	5.000	08/01/2021	5,811,826
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(b)(c)
2,000,000	1.875	05/16/2019	1,996,100

			132,297,075

Washington – 0.9%
County of King GO Bonds Series 2017 B (AAA/Aaa)
1,750,000	5.000	06/01/2019	1,785,928
King County School District No. 405 GO Bonds Series 2011 (SCH BD GTY) (AA+/Aaa)(a)
5,000,000	5.000	06/01/2021	5,383,050

Municipal Bonds – (continued)
Washington – (continued)
Port of Seattle Intermediate Lien RB Series 2017 D (AMT) (A+/A1)
2,000,000	5.000	05/01/2019	2,033,140
State of Washington GO Bonds Various Purpose Series 2011 B (AA+/Aa1)(a)
5,000,000	5.000	02/01/2021	5,338,600
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/2019	3,088,131
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/2020	5,954,635
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 R-D (AA+/Aa1)
1,700,000	5.000	07/01/2019	1,738,743
Washington State Various Purpose GO Refunding Bonds Series R-2010B (AA+/Aa1)
10,570,000	5.000	01/01/2023	10,943,755
13,325,000	5.000	01/01/2024	13,792,841

			50,058,823

West Virginia – 0.2%
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (A-/Baa1)(b)(c)
3,000,000	1.625	10/01/2022	3,000,000
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
1,565,000	5.000	05/01/2019	1,586,284
West Virginia Economic Development Authority RB for Appalachian Power Co. Project Series 2009 A (A-/Baa1)(b)(c)
2,900,000	2.625	06/01/2022	2,885,384
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2011 A (AMT) (A-/Baa1)(b)(c)
2,375,000	1.700	09/01/2020	2,324,033
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
385,000	5.000	01/01/2020	397,790
570,000	5.000	01/01/2021	602,211
520,000	5.000	01/01/2022	559,946
550,000	5.000	01/01/2023	601,111

			11,956,759

Wisconsin – 2.1%
State of Wisconsin Environmental Improvement Fund RB Series 2018 A (AAA/NR)
7,905,000	5.000	06/01/2022	8,706,172
Wisconsin Health & Educational Facilities Authority RB Refunding for Advocate Aurora Health Obligated Group Series 2018 C-4 (AA/Aa3)(b)
4,000,000	(SIFMA Municipal Swap Index Yield + 0.65%), 2.210	07/31/2024	4,000,000

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin State GO Bonds Series 2014 B (AA/Aa1)
$2,575,000	5.000%	05/01/2021	$2,767,636
Wisconsin State GO Bonds Series 2015 A (AA/Aa1)(a)
40,860,000	5.000	05/01/2023	45,837,565
Wisconsin State GO Bonds Series 2018 A (AA/Aa1)
16,090,000	5.000	05/01/2021	17,293,693
16,555,000	5.000	05/01/2022	18,202,388
9,495,000	5.000	05/01/2023	10,651,681
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2009 A (AAA/NR)(a)
3,425,000	7.625	09/15/2019	3,604,881

			111,064,016

TOTAL MUNICIPAL BONDS
(Cost $5,250,471,433)			$5,235,911,308

U.S. Treasury Obligation – 0.4%
U.S. Treasury Notes
$21,000,000	1.625%	07/31/2019	$20,835,938
(Cost $20,831,086)

TOTAL INVESTMENTS – 98.6%
(Cost $5,271,302,519)			$5,256,747,246

OTHER ASSETS IN EXCESS OF LIABILITIES –1.4%			76,596,234

NET ASSETS – 100.0%			$5,333,343,480

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on September 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $42,149,970, which represents approximately 0.8% of net assets as of September 30, 2018. The liquidity determination is unaudited.
(g)	When-issued security.
(h)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
SOFR	—Secured Overnight Financing Rate
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
U.S.	—United States
USD	—United States Dollar
WR	—Withdrawn Rating

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds, Series 2003, 5.000%, 11/01/2023	1.000%	0.226%	Bank of America NA	03/20/2023	USD 5,000	$162,659	$(110,858)	$273,517
California State Various Purpose GO Bonds, Series 2003, 5.250%, 11/01/2023	1.000	0.226	JPMorgan Chase Bank NA	03/20/2023	10,000	325,318	(221,717)	547,035
TOTAL						$487,977	$(332,575)	$820,552

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,660,215,641, $5,653,294,737 and $5,271,302,519)	$2,673,680,724	$5,918,145,133	$5,256,747,246
Cash	21,286,127	61,356,000	34,782,084
Receivables:
Interest	29,391,956	75,992,162	50,284,248
Collateral on certain derivative contracts(a)	24,858,730	29,524,504	—
Fund shares sold	23,590,118	12,335,038	14,419,228
Due from custodian	9,000,000	—	18,300,000
Investments sold	8,714,548	490,000	76,855,545
Reimbursement from investment adviser	52,766	78,692	72,570
Unrealized gain on swap contracts	109,407	2,607,248	820,552
Variation margin on futures	16,504	—	—
Other assets	242,293	333,693	564,525
Total assets	2,790,943,173	6,100,862,470	5,452,845,998

Liabilities:
Variation margin on swaps	344,962	379,227	—
Unrealized loss on swap contracts	—	7,084	—
Payables:
Investments purchased	28,323,737	25,238,382	75,021,616
Investments purchased on an extended-settlement basis	12,716,910	20,222,150	30,049,100
Fund shares redeemed	5,475,918	9,079,688	11,166,137
Income distribution	807,259	586,996	739,067
Management fees	784,818	2,529,560	1,510,213
Distribution and Service fees and Transfer Agency fees	275,758	280,086	180,875
Upfront payments received on swap contracts	44,343	1,183,936	332,575
Collateral on certain derivative contracts(a)	—	1,330,000	250,000
Accrued expenses and other liabilities	143,061	285,186	252,935
Total liabilities	48,916,766	61,122,295	119,502,518

Net Assets:
Paid-in capital	2,712,096,120	5,847,964,663	5,348,447,689
Undistributed net investment income	10,824,061	136,444,653	23,684,462
Accumulated net realized loss	(1,795,869)	(250,041,847)	(25,053,950)
Net unrealized gain (loss)	20,902,095	305,372,706	(13,734,721)
NET ASSETS	$2,742,026,407	$6,039,740,175	$5,333,343,480
Net Assets:
Class A	$472,982,135	$314,957,519	$104,003,140
Class C	53,888,815	47,923,184	16,642,373
Institutional	1,063,255,702	516,933,239	1,143,975,805
Service	36,975	—	289,060
Investor	259,970,438	125,058,362	28,325,284
Class P	891,881,956	5,034,857,211	4,040,097,621
Class R6	10,386	10,660	10,197
Total Net Assets	$2,742,026,407	$6,039,740,175	$5,333,343,480
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	30,043,228	32,316,041	9,873,557
Class C	3,421,608	4,915,615	1,581,705
Institutional	67,568,278	53,030,253	108,761,627
Service	2,337	—	27,483
Investor	16,531,842	12,817,364	2,692,673
Class P	56,649,938	516,923,442	384,238,186
Class R6	660	1,094	970
Net asset value, offering and redemption price per share:(b)
Class A	$15.74	$9.75	$10.53
Class C	15.75	9.75	10.52
Institutional	15.74	9.75	10.52
Service	15.82	—	10.52
Investor	15.73	9.76	10.52
Class P	15.74	9.74	10.51
Class R6	15.74	9.75	10.51
(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$174,240	$24,684,490
High Yield Municipal	—	28,194,504
Short Duration Tax-Free	—	(250,000)

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.35, $10.21 and $10.69, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$40,265,967	$139,117,811	$54,680,735

Expenses:
Management fees	4,238,343	14,901,909	8,955,118
Distribution and Service fees(a)	740,610	643,186	218,649
Transfer Agency fees(a)	722,975	1,255,650	1,017,634
Custody, accounting and administrative services	127,410	313,437	285,355
Registration fees	94,633	105,874	112,383
Professional fees	51,774	52,781	52,234
Printing and mailing costs	43,247	59,900	49,450
Trustee fees	9,886	13,096	12,905
Service share fees — Service and Shareholder Administration Plan	92	—	724
Other	23,320	56,808	39,772
Total expenses	6,052,290	17,402,641	10,744,224
Less — expense reductions	(413,176)	(611,511)	(525,637)
Net expenses	5,639,114	16,791,130	10,218,587
NET INVESTMENT INCOME	34,626,853	122,326,681	44,462,148

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,348,821)	(40,219,494)	(12,486,229)
Futures contracts	(231,573)	—	—
Swap contracts	826,925	1,248,250	111,405
Net change in unrealized gain on:
Investments — unaffiliated issuers	8,356,217	132,077,619	33,644,178
Futures contracts	508,527	—	—
Swap contracts	7,833,076	14,973,215	27,033
Net realized and unrealized gain	15,944,351	108,079,590	21,296,387
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,571,204	$230,406,271	$65,758,535

(a)	Class specific Distribution and Service, and/or Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R6
Dynamic Municipal Income	$481,300	$259,310	$250,274	$33,710	$250,443	$7	$133,980	$54,559	$2
High Yield Municipal	346,176	297,010	180,010	38,611	660,357	—	69,804	306,866	2
Short Duration Tax-Free	126,463	92,186	65,760	11,984	671,083	58	16,129	252,618	2

(b)	Commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund		High Yield Municipal Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$34,626,853	$45,459,947	$122,326,681		$218,279,401
Net realized gain (loss)	(753,469)	11,964,988	(38,971,244)		53,665,909
Net change in unrealized gain (loss)	16,697,820	(6,436,565)	147,050,834		37,538,234
Net increase in net assets resulting from operations	50,571,204	50,988,370	230,406,271		309,483,544

Distributions to shareholders:
From net investment income
Class A Shares	(5,290,429)	(7,704,855)	(5,258,354)		(9,188,853)
Class C Shares	(520,559)	(961,029)	(906,787)		(1,904,292)
Institutional Shares	(19,521,029)	(32,129,746)	(67,852,626)		(195,235,929)
Service Shares	(482)	(995)	—		—
Investor Shares(a)	(3,088,044)	(3,483,080)	(2,170,541)		(2,051,059)
Class P Shares(b)	(5,468,350)	—	(41,629,928)		—
Class R6 Shares(c)	(161)	(107)	(215)		(140)
Total distributions to shareholders	(33,889,054)	(44,279,812)	(117,818,451)		(208,380,273)

From share transactions:
Proceeds from sales of shares	1,822,876,579	1,012,922,763	5,528,187,540		1,391,515,234
Reinvestment of distributions	29,768,150	39,394,133	114,238,303		203,308,409
Cost of shares redeemed	(946,489,574)	(341,006,695)	(5,137,155,820	)(d)	(902,221,212	)(e)
Net increase in net assets resulting from share transactions	906,155,155	711,310,201	505,270,023		692,602,431
TOTAL INCREASE	922,837,305	718,018,759	617,857,843		793,705,702

Net assets:
Beginning of period	1,819,189,102	1,101,170,343	5,421,882,332		4,628,176,630
End of period	$2,742,026,407	$1,819,189,102	$6,039,740,175		$5,421,882,332
Undistributed net investment income	$10,824,061	$10,086,262	$136,444,653		$131,936,423

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 20, 2018.
(c)	Commenced operations on November 30, 2017.
(d)	Net of $58,099 of redemption fees.
(e)	Net of $118,078 of redemption fees.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Tax-Free Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$44,462,148	$74,222,771
Net realized loss	(12,374,824)	(6,003,126)
Net change in unrealized gain (loss)	33,671,211	(19,241,571)
Net increase in net assets resulting from operations	65,758,535	48,978,074

Distributions to shareholders:
From net investment income
Class A Shares	(685,749)	(1,179,905)
Class C Shares	(88,071)	(156,088)
Institutional Shares	(27,906,610)	(68,136,786)
Service Shares	(1,670)	(2,408)
Investor Shares(a)	(199,143)	(207,448)
Class P Shares(b)	(13,865,931)	—
Class R6 Shares(c)	(84)	(51)
Total distributions to shareholders	(42,747,258)	(69,682,686)

From share transactions:
Proceeds from sales of shares	4,904,006,896	2,588,999,299
Reinvestment of distributions	38,637,018	66,379,827
Cost of shares redeemed	(4,708,140,105)	(2,165,225,257)
Net increase in net assets resulting from share transactions	234,503,809	490,153,869
TOTAL INCREASE	257,515,086	469,449,257

Net assets:
Beginning of period	5,075,828,394	4,606,379,137
End of period	$5,333,343,480	$5,075,828,394
Undistributed net investment income	$23,684,462	$21,969,572

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operation on April 20, 2018.
(c)	Commenced operations on November 30, 2017.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$15.59		$15.46	$15.69	$15.81	$15.45	$16.16
Net investment income(a)	0.22		0.47	0.52	0.56	0.60	0.61
Net realized and unrealized gain (loss)	0.15		0.11	(0.25)	(0.14)	0.32	(0.76)
Total from investment operations	0.37		0.58	0.27	0.42	0.92	(0.15)
Distributions to shareholders from net investment income	(0.22)		(0.45)	(0.50)	(0.54)	(0.56)	(0.56)
Net asset value, end of period	$15.74		$15.59	$15.46	$15.69	$15.81	$15.45
Total return(b)	2.37%		3.81%	1.73%	2.70%	6.00%	(0.83)%
Net assets, end of period (in 000s)	$472,982		$315,142	$218,699	$177,985	$172,221	$160,259
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.75	%(c)	0.76%	0.78%	0.78%	0.78%	0.79%
Ratio of total expenses to average net assets	0.79	%(c)	0.85%	0.98%	0.99%	1.01%	1.00%
Ratio of net investment income to average net assets	2.81	%(c)	2.98%	3.34%	3.62%	3.79%	3.99%
Portfolio turnover rate(d)	7%		12%	28%	15%	14%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$15.60		$15.47	$15.69	$15.82	$15.46	$16.16
Net investment income(a)	0.16		0.35	0.41	0.45	0.48	0.50
Net realized and unrealized gain (loss)	0.15		0.12	(0.25)	(0.16)	0.32	(0.75)
Total from investment operations	0.31		0.47	0.16	0.29	0.80	(0.25)
Distributions to shareholders from net investment income	(0.16)		(0.34)	(0.38)	(0.42)	(0.44)	(0.45)
Net asset value, end of period	$15.75		$15.60	$15.47	$15.69	$15.82	$15.46
Total return(b)	1.99%		3.03%	1.04%	1.86%	5.21%	(1.50)%
Net assets, end of period (in 000s)	$53,889		$47,379	$42,353	$30,116	$22,182	$20,131
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.50	%(c)	1.51%	1.53%	1.54%	1.53%	1.54%
Ratio of total expenses to average net assets	1.54	%(c)	1.60%	1.73%	1.75%	1.76%	1.75%
Ratio of net investment income to average net assets	2.07	%(c)	2.23%	2.59%	2.87%	3.04%	3.24%
Portfolio turnover rate(d)	7%		12%	28%	15%	14%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$15.59		$15.46	$15.68	$15.81	$15.45	$16.16
Net investment income(a)	0.25		0.52	0.58	0.62	0.65	0.67
Net realized and unrealized gain (loss)	0.15		0.12	(0.25)	(0.16)	0.32	(0.76)
Total from investment operations	0.40		0.64	0.33	0.46	0.97	(0.09)
Distributions to shareholders from net investment income	(0.25)		(0.51)	(0.55)	(0.59)	(0.61)	(0.62)
Net asset value, end of period	$15.74		$15.59	$15.46	$15.68	$15.81	$15.45
Total return(b)	2.54%		4.17%	2.13%	2.98%	6.36%	(0.49)%
Net assets, end of period (in 000s)	$1,063,256		$1,296,146	$774,777	$486,485	$393,120	$305,706
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.41	%(c)	0.42%	0.44%	0.44%	0.44%	0.45%
Ratio of total expenses to average net assets	0.45	%(c)	0.51%	0.64%	0.65%	0.67%	0.66%
Ratio of net investment income to average net assets	3.18	%(c)	3.32%	3.67%	3.96%	4.12%	4.33%
Portfolio turnover rate(d)	7%		12%	28%	15%	14%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$15.66		$15.54	$15.77	$15.89	$15.53	$16.24
Net investment income(a)	0.21		0.44	0.50	0.54	0.58	0.59
Net realized and unrealized gain (loss)	0.16		0.11	(0.25)	(0.15)	0.32	(0.76)
Total from investment operations	0.37		0.55	0.25	0.39	0.90	(0.17)
Distributions to shareholders from net investment income	(0.21)		(0.43)	(0.48)	(0.51)	(0.54)	(0.54)
Net asset value, end of period	$15.82		$15.66	$15.54	$15.77	$15.89	$15.53
Total return(b)	2.35%		3.58%	1.57%	2.53%	5.79%	(0.98)%
Net assets, end of period (in 000s)	$37		$36	$36	$36	$39	$37
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.91	%(c)	0.92%	0.94%	0.94%	0.94%	0.94%
Ratio of total expenses to average net assets	0.94	%(c)	1.01%	1.14%	1.16%	1.16%	1.16%
Ratio of net investment income to average net assets	2.68	%(c)	2.83%	3.19%	3.46%	3.62%	3.83%
Portfolio turnover rate(d)	7%		12%	28%	15%	14%	15%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Investor Shares(a)
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$15.57		$15.45	$15.67	$15.79	$15.43	$16.14
Net investment income(b)	0.24		0.50	0.56	0.60	0.63	0.65
Net realized and unrealized gain (loss)	0.16		0.11	(0.24)	(0.15)	0.33	(0.76)
Total from investment operations	0.40		0.61	0.32	0.45	0.96	(0.11)
Distributions to shareholders from net investment income	(0.24)		(0.49)	(0.54)	(0.57)	(0.60)	(0.60)
Net asset value, end of period	$15.73		$15.57	$15.45	$15.67	$15.79	$15.43
Total return(c)	2.56%		4.01%	2.03%	2.95%	6.27%	(0.58)%
Net assets, end of period (in 000s)	$259,970		$160,475	$65,306	$9,684	$5,728	$2,357
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.50	%(d)	0.51%	0.53%	0.53%	0.53%	0.54%
Ratio of total expenses to average net assets	0.54	%(d)	0.59%	0.73%	0.74%	0.76%	0.75%
Ratio of net investment income to average net assets	3.06	%(d)	3.22%	3.57%	3.87%	4.00%	4.23%
Portfolio turnover rate(e)	7%		12%	28%	15%	14%	15%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class P Shares
	April 20, 2018* to September 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$15.65
Net investment income(a)	0.21
Net realized and unrealized gain	0.09
Total from investment operations	0.30
Distributions to shareholders from net investment income	(0.21)
Net asset value, end of period	$15.74
Total return(b)	1.93%
Net assets, end of period (in 000s)	$891,882
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.40	%(c)
Ratio of total expenses to average net assets	0.43	%(c)
Ratio of net investment income to average net assets	3.07	%(c)
Portfolio turnover rate(d)	7%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		For the Period November 30, 2017* to March 31, 2018
Per Share Data
Net asset value, beginning of period	$15.59		$15.56
Net investment income(a)	0.25		0.17
Net realized and unrealized gain	0.15		0.03
Total from investment operations	0.40		0.20
Distributions to shareholders from net investment income	(0.25)		(0.17)
Net asset value, end of period	$15.74		$15.59
Total return(b)	2.55%		1.27%
Net assets, end of period (in 000s)	$10		$10
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.40	%(c)	0.40	%(c)
Ratio of total expenses to average net assets	0.42	%(c)	0.43	%(c)
Ratio of net investment income to average net assets	3.16	%(c)	3.28	%(c)
Portfolio turnover rate(d)	7%		12%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.55		$9.35	$9.36	$9.34	$8.93	$9.51
Net investment income(a)	0.19		0.38	0.47	0.46	0.45	0.44
Net realized and unrealized gain (loss)	0.20		0.18	(0.06)	(0.02)	0.38	(0.60)
Total from investment operations	0.39		0.56	0.41	0.44	0.83	(0.16)
Distributions to shareholders from net investment income	(0.19)		(0.36)	(0.42)	(0.42)	(0.42)	(0.42)
Net asset value, end of period	$9.75		$9.55	$9.35	$9.36	$9.34	$8.93
Total return(b)	4.05%		6.10%	4.48%	4.89%	9.47%	(1.52)%
Net assets, end of period (in 000s)	$314,958		$250,436	$234,550	$262,193	$257,803	$255,002
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.85	%(c)	0.85%	0.85%	0.86%	0.86%	0.87%
Ratio of total expenses to average net assets	0.91	%(c)	0.92%	0.92%	0.93%	0.93%	0.93%
Ratio of net investment income to average net assets	3.95	%(c)	4.00%	4.93%	4.98%	4.89%	4.94%
Portfolio turnover rate(d)	8%		16%	31%	11%	14%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.55		$9.35	$9.36	$9.34	$8.93	$9.51
Net investment income(a)	0.16		0.31	0.40	0.39	0.38	0.37
Net realized and unrealized gain (loss)	0.19		0.18	(0.06)	(0.02)	0.39	(0.59)
Total from investment operations	0.35		0.49	0.34	0.37	0.77	(0.22)
Distributions to shareholders from net investment income	(0.15)		(0.29)	(0.35)	(0.35)	(0.36)	(0.36)
Net asset value, end of period	$9.75		$9.55	$9.35	$9.36	$9.34	$8.93
Total return(b)	3.66%		5.30%	3.70%	4.11%	8.66%	(2.25)%
Net assets, end of period (in 000s)	$47,923		$59,381	$66,772	$73,498	$81,018	$75,433
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.60	%(c)	1.60%	1.60%	1.62%	1.61%	1.62%
Ratio of total expenses to average net assets	1.67	%(c)	1.67%	1.67%	1.68%	1.68%	1.68%
Ratio of net investment income to average net assets	3.21	%(c)	3.25%	4.18%	4.24%	4.14%	4.19%
Portfolio turnover rate(d)	8%		16%	31%	11%	14%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.55		$9.36	$9.36	$9.34	$8.93	$9.52
Net investment income(a)	0.21		0.41	0.49	0.48	0.48	0.47
Net realized and unrealized gain (loss)	0.19		0.17	(0.04)	(0.01)	0.38	(0.61)
Total from investment operations	0.40		0.58	0.45	0.47	0.86	(0.14)
Distributions to shareholders from net investment income	(0.20)		(0.39)	(0.45)	(0.45)	(0.45)	(0.45)
Net asset value, end of period	$9.75		$9.55	$9.36	$9.36	$9.34	$8.93
Total return(b)	4.20%		6.29%	4.88%	5.19%	9.79%	(1.34)%
Net assets, end of period (in 000s)	$516,933		$5,026,846	$4,284,703	$3,754,010	$3,005,752	$2,584,691
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.56	%(c)	0.56%	0.56%	0.57%	0.57%	0.58%
Ratio of total expenses to average net assets	0.58	%(c)	0.58%	0.58%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	4.27	%(c)	4.29%	5.23%	5.25%	5.18%	5.23%
Portfolio turnover rate(d)	8%		16%	31%	11%	14%	25%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Investor Shares(a)
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.56		$9.37	$9.37	$9.35	$8.93	$9.51
Net investment income(b)	0.20		0.41	0.50	0.48	0.48	0.47
Net realized and unrealized gain (loss)	0.20		0.17	(0.05)	(0.01)	0.39	(0.61)
Total from investment operations	0.40		0.58	0.45	0.47	0.87	(0.14)
Distributions to shareholders from net investment income	(0.20)		(0.39)	(0.45)	(0.45)	(0.45)	(0.44)
Net asset value, end of period	$9.76		$9.56	$9.37	$9.37	$9.35	$8.93
Total return(c)	4.18%		6.26%	4.81%	5.15%	9.86%	(1.28)%
Net assets, end of period (in 000s)	$125,058		$85,209	$42,152	$20,741	$17,265	$12,703
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.60	%(d)	0.60%	0.60%	0.61%	0.61%	0.62%
Ratio of total expenses to average net assets	0.66	%(d)	0.67%	0.67%	0.68%	0.68%	0.69%
Ratio of net investment income to average net assets	4.20	%(d)	4.26%	5.25%	5.22%	5.13%	5.31%
Portfolio turnover rate(e)	8%		16%	31%	11%	14%	25%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs High Yield Municipal Fund
	Class P Shares
	April 20, 2018* to September 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$9.60
Net investment income(a)	0.18
Net realized and unrealized gain	0.13
Total from investment operations	0.31
Distributions to shareholders from net investment income	(0.17)
Net asset value, end of period	$9.74
Total return(b)	3.27%
Net assets, end of period (in 000s)	$5,034,857
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.55	%(c)
Ratio of total expenses to average net assets	0.56	%(c)
Ratio of net investment income to average net assets	4.23	%(c)
Portfolio turnover rate(d)	8%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		For the Period November 30, 2017* to March 31, 2018
Per Share Data
Net asset value, beginning of period	$9.55		$9.46
Net investment income(a)	0.21		0.14
Net realized and unrealized gain	0.19		0.08
Total from investment operations	0.40		0.22
Distributions to shareholders from net investment income	(0.20)		(0.13)
Net asset value, end of period	$9.75		$9.55
Total return(b)	4.20%		2.33%
Net assets, end of period (in 000s)	$11		$10
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.56	%(c)	0.57	%(c)
Ratio of total expenses to average net assets	0.56	%(c)	0.60	%(c)
Ratio of net investment income to average net assets	4.27	%(c)	4.36	%(c)
Portfolio turnover rate(d)	8%		16%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.48		$10.52	$10.56	$10.59	$10.57	$10.69
Net investment income(a)	0.08		0.12	0.12	0.10	0.10	0.10
Net realized and unrealized gain (loss)	0.04		(0.04)	(0.05)	(0.04)	0.01	(0.12)
Total from investment operations	0.12		0.08	0.07	0.06	0.11	(0.02)
Distributions to shareholders from net investment income	(0.07)		(0.12)	(0.11)	(0.09)	(0.09)	(0.09)
Distributions to shareholders from net realized gains	—		—	— (b)	— (b)	— (b)	(0.01)
Total distributions	(0.07)		(0.12)	(0.11)	(0.09)	(0.09)	(0.10)
Net asset value, end of period	$10.53		$10.48	$10.52	$10.56	$10.59	$10.57
Total return(c)	1.16%		0.74%	0.63%	0.62%	1.01%	(0.24)%
Net assets, end of period (in 000s)	$104,003		$97,703	$124,586	$147,949	$189,890	$231,329
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.69	%(d)	0.68%	0.70%	0.73%	0.73%	0.73%
Ratio of total expenses to average net assets	0.75	%(d)	0.75%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income to average net assets	1.42	%(d)	1.18%	1.09%	0.98%	0.90%	0.93%
Portfolio turnover rate(e)	25%		35%	40%	24%	24%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.47		$10.51	$10.55	$10.58	$10.55	$10.68
Net investment income(a)	0.05		0.09	0.07	0.06	0.05	0.06
Net realized and unrealized gain (loss)	0.05		(0.05)	(0.05)	(0.04)	0.02	(0.13)
Total from investment operations	0.10		0.04	0.02	0.02	0.07	(0.07)
Distributions to shareholders from net investment income	(0.05)		(0.08)	(0.06)	(0.05)	(0.04)	(0.05)
Distributions to shareholders from net realized gains	—		—	— (b)	— (b)	— (b)	(0.01)
Total distributions	(0.05)		(0.08)	(0.06)	(0.05)	(0.04)	(0.06)
Net asset value, end of period	$10.52		$10.47	$10.51	$10.55	$10.58	$10.55
Total return(c)	0.96%		0.34%	0.23%	0.22%	0.71%	(0.73)%
Net assets, end of period (in 000s)	$16,642		$19,813	$23,220	$33,787	$35,443	$43,189
Ratios/Supplemental Data
Ratio of net expenses to average net assets	1.09	%(d)	1.08%	1.10%	1.13%	1.13%	1.13%
Ratio of total expenses to average net assets	1.50	%(d)	1.50%	1.51%	1.51%	1.51%	1.51%
Ratio of net investment income to average net assets	1.02	%(d)	0.81%	0.69%	0.58%	0.50%	0.53%
Portfolio turnover rate(e)	25%		35%	40%	24%	24%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.47		$10.50	$10.54	$10.58	$10.55	$10.68
Net investment income(a)	0.09		0.16	0.15	0.14	0.13	0.13
Net realized and unrealized gain (loss)	0.05		(0.04)	(0.05)	(0.05)	0.02	(0.13)
Total from investment operations	0.14		0.12	0.10	0.09	0.15	— (b)
Distributions to shareholders from net investment income	(0.09)		(0.15)	(0.14)	(0.13)	(0.12)	(0.12)
Distributions to shareholders from net realized gains	—		—	— (b)	— (b)	— (b)	(0.01)
Total distributions	(0.09)		(0.15)	(0.14)	(0.13)	(0.12)	(0.13)
Net asset value, end of period	$10.52		$10.47	$10.50	$10.54	$10.58	$10.55
Total return(c)	1.31%		1.15%	0.94%	0.86%	1.45%	0.01%
Net assets, end of period (in 000s)	$1,143,976		$4,936,410	$4,448,309	$4,316,949	$4,100,431	$3,745,916
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.38	%(d)	0.38%	0.39%	0.39%	0.39%	0.39%
Ratio of total expenses to average net assets	0.41	%(d)	0.41%	0.42%	0.42%	0.41%	0.42%
Ratio of net investment income to average net assets	1.73	%(d)	1.52%	1.41%	1.32%	1.23%	1.27%
Portfolio turnover rate(e)	25%		35%	40%	24%	24%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.47		$10.50	$10.54	$10.58	$10.55	$10.67
Net investment income(a)	0.06		0.11	0.10	0.09	0.08	0.08
Net realized and unrealized gain (loss)	0.05		(0.04)	(0.05)	(0.05)	0.02	(0.12)
Total from investment operations	0.11		0.07	0.05	0.04	0.10	(0.04)
Distributions to shareholders from net investment income	(0.06)		(0.10)	(0.09)	(0.08)	(0.07)	(0.07)
Distributions to shareholders from net realized gains	—		—	— (b)	— (b)	— (b)	(0.01)
Total distributions	(0.06)		(0.10)	(0.09)	(0.08)	(0.07)	(0.08)
Net asset value, end of period	$10.52		$10.47	$10.50	$10.54	$10.58	$10.55
Total return(c)	1.06%		0.65%	0.44%	0.36%	0.96%	(0.40)%
Net assets, end of period (in 000s)	$289		$287	$263	$161	$60	$306
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.89	%(d)	0.88%	0.89%	0.89%	0.89%	0.89%
Ratio of total expenses to average net assets	0.91	%(d)	0.91%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	1.22	%(d)	1.03%	0.91%	0.82%	0.76%	0.79%
Portfolio turnover rate(e)	25%		35%	40%	24%	24%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Investor Shares(a)
	Six Months Ended September 30, 2018 (Unaudited)		Years Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.47		$10.51	$10.55	$10.58	$10.55	$10.68
Net investment income(b)	0.09		0.16	0.14	0.13	0.12	0.13
Net realized and unrealized gain (loss)	0.04		(0.05)	(0.05)	(0.04)	0.02	(0.14)
Total from investment operations	0.13		0.11	0.09	0.09	0.14	(0.01)
Distributions to shareholders from net investment income	(0.08)		(0.15)	(0.13)	(0.12)	(0.11)	(0.11)
Distributions to shareholders from net realized gains	—		—	— (c)	— (c)	— (c)	(0.01)
Total distributions	(0.08)		(0.15)	(0.13)	(0.12)	(0.11)	(0.12)
Net asset value, end of period	$10.52		$10.47	$10.51	$10.55	$10.58	$10.55
Total return(d)	1.29%		1.01%	0.88%	0.87%	1.36%	(0.08)%
Net assets, end of period (in 000s)	$28,325		$21,605	$10,002	$3,526	$3,661	$9,554
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.44	%(e)	0.43%	0.45%	0.48%	0.48%	0.48%
Ratio of total expenses to average net assets	0.50	%(e)	0.50%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	1.67	%(e)	1.48%	1.37%	1.23%	1.16%	1.19%
Portfolio turnover rate(f)	25%		35%	40%	24%	24%	17%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class P Shares
	April 20, 2018* to September 30, 2018 (Unaudited)
Per Share Data
Net asset value, beginning of period	$10.46
Net investment income(a)	0.08
Net realized and unrealized gain	0.05
Total from investment operations	0.13
Distributions to shareholders from net investment income	(0.08)
Net asset value, end of period	$10.51
Total return(b)	1.22%
Net assets, end of period (in 000s)	$4,040,098
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.39	%(c)
Ratio of total expenses to average net assets	0.40	%(c)
Ratio of net investment income to average net assets	1.71	%(c)
Portfolio turnover rate(d)	25%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		For the Period November 30, 2017* to March 31, 2018
Per Share Data
Net asset value, beginning of period	$10.46		$10.45
Net investment income(a)	0.09		0.06
Net realized and unrealized gain	0.05		—	(b)
Total from investment operations	0.14		0.06
Distributions to shareholders from net investment income	(0.09)		(0.05)
Net asset value, end of period	$10.51		$10.46
Total return(c)	1.31%		0.61%
Net assets, end of period (in 000s)	$10		$10
Ratios/Supplemental Data
Ratio of net expenses to average net assets	0.39	%(d)	0.36	%(d)
Ratio of total expenses to average net assets	0.39	%(d)	0.38	%(d)
Ratio of net investment income to average net assets	1.72	%(d)	1.64	%(d)
Portfolio turnover rate(e)	25%		35%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service, Investor, P(a) and R6	Diversified
High Yield Municipal	A, C, Institutional, Investor, P(a) and R6	Diversified

(a)	Commenced operations on April 20, 2018.

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

128

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

129

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in United States (“U.S.”) or foreign markets; market dislocations;

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2018:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$2,659,003,056	$—
Corporate Bonds	—	5,747,981	—
U.S. Treasury Obligation	8,929,687	—	—
Total	$8,929,687	$2,664,751,037	$—

Derivative Type
Assets(a)
Futures Contracts	$253,861	$—	$—
Credit Default Swap Contracts	—	109,407	—
Interest Rate Swap Contracts	—	7,073,744	—
Total	$253,861	$7,183,151	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$5,899,294,211	$—
Corporate Bonds	—	18,850,922	—
Total	$—	$5,918,145,133	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$2,607,248	$—
Interest Rate Swap Contracts	—	37,922,146	—
Total	$—	$40,529,394	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(7,084)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$5,235,911,308	$—
U.S. Treasury Obligation	20,835,938	—	—
Total	$20,835,938	$5,235,911,308	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$820,552	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$109,407		—	$—
Interest Rate	Variation margin on futures and swaps contracts	7,327,605	(a)	—	—
Total		$7,437,012			$—

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$2,607,248		Payable for unrealized loss on swap contracts	$(7,084)
Interest Rate	Variation margin on swaps contracts	37,922,146		—	—
Total		$40,529,394			$(7,084)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$820,552		—	$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of September 30, 2018 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$15,198	$3,605	2
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contract and swap contracts	580,154	8,337,998	52
Total		$595,352	$8,341,603	54

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$534,028	$(8,612)	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	714,222	14,981,827	2
Total		$1,248,250	$14,973,215	9

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$111,405	$27,033	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2018.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Contractual Management Rate	Effective Net Management Rate^
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.38%	0.37	%(1)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.51	0.51
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.35	0.35

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least July 29, 2019, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2018, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2019. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Municipal Income	$24,452	$3
High Yield Municipal	27,358	—
Short Duration Tax-Free	1,139	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. This arrangement will remain in effect through at least July 29, 2019, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Waivers/Credits		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$96,728	$—	$—		$305,088	$11,360	$413,176
High Yield Municipal	—	—	110,937	(a)	486,057	14,517	611,511
Short Duration Tax-Free	—	32,265	28,885	(a)	448,411	16,076	525,637

(a)	Applicable to Class A, C and Investor Shares.

G.  Line of Credit Facility — As of September 30, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of September 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service	Class R6
Dynamic Municipal Income	10%	100%
High Yield Municipal	—	100
Short Duration Tax-Free	—	100

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2018, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$13,132,463	$4,650,675	$(180,705)
High Yield Municipal	—	5,993,663	(264,807)
Short Duration Tax-Free	10,191,837	10,324,700	(131,391)

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2018, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$8,927,608	$994,447,349	$—	$158,592,720
High Yield Municipal	—	977,847,226	—	478,246,169
Short Duration Tax-Free	20,831,086	1,312,397,686	—	1,265,807,355

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2018, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Capital loss carryforwards:(1)
Expiring 2019	$(704,599)	$(11,866,582)	$—
Perpetual Short-term	—	(79,907,999)	(3,903,968)
Perpetual Long-term	—	(111,361,947)	—
Total capital loss carryforwards	$(704,599)	$(203,136,528)	$(3,903,968)
Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distribution Payable)	$(903,444)	$(1,188,073)	$(9,200,860)

(1)	Expiration occurs on March 31 of the year indicated.

As of September 30, 2018, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$2,657,764,045	$5,619,060,633	$5,255,278,546
Gross unrealized gain	55,093,789	438,736,321	65,335,037
Gross unrealized loss	(39,177,110)	(139,651,821)	(63,866,337)
Net unrealized gain	$15,916,679	$299,084,500	$1,468,700

The difference between GAAP-basis and tax-basis unrealized gains (losses), is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-013 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,352,579	$194,730,910	10,734,144	$167,761,694
Reinvestment of distributions	304,577	4,803,289	439,746	6,868,419
Shares redeemed	(2,828,434)	(44,544,786)	(5,101,311)	(79,711,112)
	9,828,722	154,989,413	6,072,579	94,919,001
Class C Shares
Shares sold	908,078	14,324,408	1,121,035	17,532,074
Reinvestment of distributions	28,043	442,335	52,420	819,194
Shares redeemed	(552,409)	(8,711,736)	(873,201)	(13,643,468)
	383,712	6,055,007	300,254	4,707,800
Institutional Shares
Shares sold	37,263,203	586,845,239	45,480,096	710,967,186
Reinvestment of distributions	1,013,707	15,967,037	1,807,256	28,223,818
Shares redeemed	(53,870,081)	(851,734,371)	(14,236,798)	(222,390,486)
	(15,593,171)	(248,922,095)	33,050,554	516,800,518
Service Shares
Reinvestment of distributions	13	217	28	442
	13	217	28	442
Investor Shares(a)
Shares sold	7,558,289	118,979,242	7,472,872	116,651,809
Reinvestment of distributions	195,982	3,087,621	223,188	3,482,154
Shares redeemed	(1,527,792)	(23,998,297)	(1,618,208)	(25,261,629)
	6,226,479	98,068,566	6,077,852	94,872,334
Class P Shares(b)
Shares sold	57,411,763	907,996,780	—	—
Reinvestment of distributions	345,682	5,467,491	—	—
Shares redeemed	(1,107,507)	(17,500,384)	—	—
	56,649,938	895,963,887	—	—
Class R6 Shares(c)
Shares sold	—	—	643	10,000
Reinvestment of distributions	10	160	7	106
	10	160	650	10,106
NET INCREASE	57,495,703	$906,155,155	45,501,917	$711,310,201

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 20, 2018.
(c)	Commenced operations on November 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,580,147	$83,591,256	5,383,813	$51,256,769
Reinvestment of distributions	481,828	4,690,989	865,264	8,228,670
Shares redeemed	(2,963,076)	(28,869,509)	(5,107,308)	(48,593,567)
	6,098,899	59,412,736	1,141,769	10,891,872
Class C Shares
Shares sold	602,530	5,879,704	717,129	6,819,077
Reinvestment of distributions	79,195	770,755	165,429	1,573,159
Shares redeemed	(1,982,440)	(19,360,864)	(1,804,886)	(17,159,151)
	(1,300,715)	(12,710,405)	(922,328)	(8,766,915)
Institutional Shares
Shares sold	29,521,435	285,656,027	134,291,182	1,277,122,046
Reinvestment of distributions	6,712,083	65,086,912	20,133,215	191,492,416
Shares redeemed	(509,343,587)	(4,978,020,544)	(86,241,071)	(820,212,574)
	(473,110,069)	(4,627,277,605)	68,183,326	648,401,888
Investor Shares(a)
Shares sold	4,432,110	43,067,020	5,908,786	56,307,342
Reinvestment of distributions	210,230	2,049,797	211,516	2,014,024
Shares redeemed	(735,475)	(7,167,450)	(1,710,631)	(16,255,920)
	3,906,865	37,949,367	4,409,671	42,065,446
Class P Shares(b)
Shares sold	523,180,094	5,109,993,532	—	—
Reinvestment of distributions	4,255,948	41,639,635	—	—
Shares redeemed	(10,512,600)	(103,737,451)	—	—
	516,923,442	5,047,895,716	—	—
Class R6 Shares(c)
Shares sold	—	1	1,057	10,000
Reinvestment of distributions	22	215	15	140
Shares redeemed	—	(2)	—	—
	22	214	1,072	10,140
NET INCREASE	52,518,444	$505,270,023	72,813,510	$692,602,431

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 20, 2018.
(c)	Commenced operations on November 30, 2017.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,080,971	$21,874,397	1,979,445	$20,854,473
Reinvestment of distributions	50,334	530,026	86,167	907,168
Shares redeemed	(1,578,438)	(16,565,850)	(4,591,090)	(48,398,632)
	552,867	5,838,573	(2,525,478)	(26,636,991)
Class C Shares
Shares sold	82,227	865,963	308,383	3,245,834
Reinvestment of distributions	6,287	66,134	11,011	115,778
Shares redeemed	(399,096)	(4,191,335)	(637,313)	(6,703,232)
	(310,582)	(3,259,238)	(317,919)	(3,341,620)
Institutional Shares
Shares sold	56,498,192	593,092,460	241,724,046	2,543,353,202
Reinvestment of distributions	2,282,560	23,974,072	6,197,354	65,148,128
Shares redeemed	(421,634,093)	(4,441,598,464)	(199,845,080)	(2,100,099,622)
	(362,853,341)	(3,824,531,932)	48,076,320	508,401,708
Service Shares
Shares sold	—	—	12,299	130,001
Reinvestment of distributions	88	922	143	1,507
Shares redeemed	(19)	(129)	(10,049)	(105,790)
	69	793	2,393	25,718
Investor Shares(a)
Shares sold	1,081,977	11,379,560	2,036,029	21,405,789
Reinvestment of distributions	18,928	199,110	19,718	207,195
Shares redeemed	(472,045)	(4,960,099)	(943,852)	(9,917,981)
	628,860	6,618,571	1,111,895	11,695,003
Class P Shares(b)
Shares sold	405,868,630	4,276,794,516	—	—
Reinvestment of distributions	1,316,395	13,866,670	—	—
Shares redeemed	(22,946,839)	(240,824,231)	—	—
	384,238,186	4,049,836,955	—	—
Class R6 Shares(c)
Shares sold	—	—	957	10,000
Reinvestment of distributions	8	84	5	51
Shares redeemed	—	3	—	—
	8	87	962	10,051
NET INCREASE	22,256,067	$234,503,809	46,348,173	$490,153,869

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 20, 2018.
(c)	Commenced operations on November 30, 2017.

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Fund Expenses — Six Month Period Ended September 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018, which represents a period of 183 days of a 365 day year. The Class P example is based on the period from April 20, 2018 through September 30, 2018, which represents a period of 163 out of 365 days. The Class P example for hypothetical expenses reflects projected activity for the period from April 1, 2018 through September 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 4/01/18	Ending Account Value 9/30/18		Expenses Paid for the 6 Months Ended 9/30/18*	Beginning Account Value 4/01/18	Ending Account Value 9/30/18		Expenses Paid for the 6 Months Ended 9/30/18*	Beginning Account Value 4/01/18	Ending Account Value 9/30/18		Expenses Paid for the 6 Months Ended 9/30/18*
Class A
Actual	$1,000	$1,023.70		$3.80	$1,000	$1,040.50		$4.35	$1,000	$1,011.60		$3.48
Hypothetical 5% return	1,000	1,021.31	+	3.80	1,000	1,020.81	+	4.31	1,000	1,021.61	+	3.50
Class C
Actual	1,000	1,019.90		7.60	1,000	1,036.60		8.17	1,000	1,009.60		5.49
Hypothetical 5% return	1,000	1,017.55	+	7.59	1,000	1,017.05	+	8.09	1,000	1,019.60	+	5.52
Institutional
Actual	1,000	1,025.40		2.08	1,000	1,042.00		2.87	1,000	1,013.10		1.92
Hypothetical 5% return	1,000	1,023.01	+	2.08	1,000	1,022.26	+	2.84	1,000	1,023.16	+	1.93
Service
Actual	1,000	1,023.50		4.62	N/A	N/A		N/A	1,000	1,010.60		4.49
Hypothetical 5% return	1,000	1,020.51	+	4.61	N/A	N/A		N/A	1,000	1,020.61	+	4.51
Investor
Actual	1,000	1,025.60		2.54	1,000	1,041.80		3.07	1,000	1,012.90		2.22
Hypothetical 5% return	1,000	1,022.56	+	2.54	1,000	1,022.06	+	3.04	1,000	1,022.86	+	2.23
Class P(a)
Actual	1,000	1,019.30		1.77	1,000	1,032.70		2.47	1,000	1,012.20		1.73
Hypothetical 5% return	1,000	1,023.06	+	2.03	1,000	1,022.31	+	2.79	1,000	1,023.11	+	1.98
Class R6
Actual	1,000	1,025.50		2.03	1,000	1,042.00		2.87	1,000	1,013.10		1.97
Hypothetical 5% return	1,000	1,023.06	+	2.03	1,000	1,022.26	+	2.84	1,000	1,023.11	+	1.98

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P(a)	Class R6
Dynamic Municipal Income	0.75%	1.50%	0.41%	0.91%	0.50%	0.40%	0.40%
High Yield Municipal	0.85	1.60	0.56	N/A	0.60	0.55	0.56
Short Duration Tax-Free	0.69	1.09	0.38	0.89	0.44	0.39	0.39

(a)	Commenced operations on April 20, 2018.

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, and Goldman Sachs Short Duration Tax-Free Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the High Yield Municipal Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

light of its investment objective and policies and market conditions. The Trustees also received information comparing the High Yield Municipal Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Dynamic Municipal Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They noted that the High Yield Municipal Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2018. The Trustees also observed that the Short Duration Tax-Free Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Dynamic Municipal Income and Short Duration Tax-Free Funds, the Trustees noted that the management fee breakpoint schedules had been reduced at certain asset levels since each Fund’s Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

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GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS 2018

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
First $1 billion	0.40%	0.55%	0.39%
Next $1 billion	0.36	0.55	0.35
Next $3 billion	0.34	0.50	0.33
Next $3 billion	0.34	0.48	0.33
Over $8 billion	0.33	0.47	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Dynamic Municipal Income Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal and Short Duration Tax-Free Funds’ Class A, Class C, and Investor Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the

148

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS 2018

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2019.

149

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and
Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2018 Goldman Sachs. All rights reserved. 147568-OTU-870948 TFFISAR-18/23.1K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2018

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	HIGH QUALITY FLOATING RATE

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION GOVERNMENT

∎	SHORT DURATION INCOME

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

During the six months ended September 30, 2018 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic data, central bank monetary policy and geopolitics.

In the second quarter of 2018, when the Reporting Period began, spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade tensions, political events in emerging markets countries and Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Federal Reserve (“Fed”) raised short-term interest rates, the seventh interest rate hike since December 2015. The Fed’s dot plot pointed to two more rate increases in 2018, implying a total of four rate hikes in the calendar year. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) U.S. economic growth strengthened, with Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China. Meanwhile, the European Central Bank (“ECB”) announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual softening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury rates rose in response, followed, in turn, by the interest rates of other developed markets countries. In the third calendar quarter, the U.S. dollar appreciated modestly relative to many major currencies.

For the Reporting Period as a whole, spread sectors generally outperformed U.S. Treasury securities, led by high yield corporate bonds. Commercial mortgage-backed securities, investment grade corporate bonds, asset-backed securities, mortgage-backed securities and agency securities also outpaced U.S. Treasury securities, albeit to a lesser extent. Sovereign emerging markets debt underperformed U.S. Treasury securities during the Reporting Period overall. The U.S. Treasury yield curve, or spectrum of interest rates for U.S. Treasuries based on maturities of varying length, flattened, as yields on shorter-term and intermediate-term maturities rose more than those on longer-term maturities. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The yield on the bellwether 10-year U.S. Treasury rose approximately 32 basis points to end the Reporting Period at 3.06%.

Looking Ahead

At the end of the Reporting Period, we expected the global economic expansion to continue through 2019. Exceptional economic growth in the U.S. appeared well supported, in our view, with unemployment at its lowest level in decades and economic activity indicators, such as the

2

MARKET REVIEW

Institute for Supply Management’s manufacturing surveys, comfortably in expansionary territory. However, we believe Eurozone economic growth is likely to maintain its gradual slowing trend, as the escalation of the U.S.-China trade conflict, in addition to political and policy uncertainties, weigh on business sentiment and capital spending. At the end of the Reporting Period, China was easing its fiscal policy, which we think could help support its economic growth amid trade tensions with the U.S., though this support may be limited, in our opinion, by Chinese officials’ efforts to reduce leverage in the economy. The key risks to our view are the cumulative impact of escalating trade tariffs and Europe’s political challenges, as Italy moves toward more accommodative fiscal policy in spite of its significant existing debt.

Regarding inflation, higher crude oil prices lifted headline inflation in most developed economies, but core inflation remained subdued in the Eurozone and Japan at the end of the Reporting Period. In the U.S., core inflation rose gradually, but we see some risk of higher inflation during 2019 as trade tariffs take effect and low unemployment potentially puts upward pressure on wages.

As for monetary policy, we expect one more Fed interest rate hike by the end of 2018 and three rate hikes during 2019. The main risks to this view are a material slowing in the U.S. economy or a meaningful pickup in wage growth. Meanwhile, we believe subdued inflation and moderating economic growth in the Eurozone are likely to keep European interest rates from moving beyond zero in the near term. In our opinion, the ECB may raise interest rates in late 2019, though we expect its tightening cycle overall to be short.

3

FUND RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Investor and R6 Shares generated cumulative total returns, without sales charges, of 1.10%, 1.36%, 1.02%, 1.21% and 1.25%, respectively. These returns compare to the 0.90% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the ICE BofAML Six-Month U.S. Treasury Bill Index (“BofAML Six-Month U.S. Treasury Bill Index”) and 50% of the ICE BofAML One-Year U.S. Treasury Note Index (“BofAML One-Year U.S. Treasury Note Index”), which generated cumulative total returns of 0.98% and 0.81%, respectively, over the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.03%. This compares to the 0.84% cumulative total return of the Enhanced Income Composite during the same time period. The BofAML Six-Month U.S. Treasury Bill Index and the BofAML One-Year U.S. Treasury Note Index generated cumulative total returns of 0.88% and 0.79%, respectively, for the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy generated mixed results but overall contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also boosted the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of interest rates within a particular sector based on maturities of varying length.

Bottom-up individual issue selection detracted modestly from the Fund’s relative returns, with selection amongst government notes and asset-backed securities hurting most.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Overall, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period due mostly to the Fund’s overweight exposure to investment grade corporate credit and implicit, or indirect, exposure to U.S. Treasury spreads. These positive contributors, however, were partially offset by overweight positions in asset-backed securities and government agency securities, which detracted. The government/swaps selection strategy is primarily implemented via interest rate swaps and/or futures.

Our individual security selection strategies overall detracted modestly from the Fund’s relative results during the Reporting Period, driven most by selection of asset-backed securities and government notes. The Fund had a modest exposure to German government notes, which detracted from performance during the Reporting Period.

4

FUND RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to Fund performance during the Reporting Period. This was primarily due to the Fund’s underweight U.S. duration position relative to that of the Enhanced Income Composite. As the Federal Reserve (the “Fed”) hiked interest rates during the Reporting Period, such short positioning helped.

Partially offsetting this positive contribution was the Fund’s neutral to underweight position in the U.S. dollar, which we expected to underperform versus other currencies during a period of strong global economic growth. Instead, the U.S. dollar appreciated versus other currencies during the Reporting Period.

By the end of the Reporting Period, we retained our bias to be underweight short-term U.S. rates compared to the Enhanced Income Composite, but we used a sell-off in developed market rates late in the Reporting Period as an opportunity to scale back the Fund’s underweight duration.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of derivatives overall had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s exposure to financials-related and industrials-related corporate bonds and more modestly increased the Fund’s positions in U.S. Treasury securities and agency non-government guaranteed quasi-government securities. We decreased the Fund’s exposure to asset-backed securities. We also reduced the Fund’s position in cash during the Reporting Period. Additionally, as mentioned earlier, while we maintained the Fund’s shorter duration stance versus that of the Enhanced Income Composite, we did make adjustments in duration positioning as market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	While the Fund’s benchmark is comprised of U.S. Treasury indices, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds, asset-backed securities and quasi-government securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the Enhanced Income Composite at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy in 2018 and 2019 should economic growth continue to improve.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

5

FUND BASICS

Enhanced Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofAML Six-Month U.S. Treasury Bill Index[3]	BofAML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	1.10%	0.90%	0.98%	0.81%	2.14%	2.13%
Institutional	1.36	0.90	0.98	0.81	2.38	2.37
Administration	1.02	0.90	0.98	0.81	2.14	2.13
Investor	1.21	0.90	0.98	0.81	2.30	2.29
Class R6	1.25	0.90	0.98	0.81	2.37	2.36
April 20, 2018–September 30, 2018
Class P	1.03%	0.84%	0.88%	0.79%	2.39%	2.38%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofAML Six-Month U.S. Treasury Bill Index and the BofAML One-Year U.S. Treasury Note Index.

[3]	The BofAML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bills with time to maturity of less than 6 months. The BofAML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofAML Six-Month U.S. Treasury Bill Index and BofAML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.41%	0.62%	0.91%	1.93%	8/2/00
Institutional	1.74	0.96	1.25	2.29	8/2/00
Administration	1.38	0.68	0.99	2.04	8/2/00
Investor	1.65	0.87	N/A	0.73	7/30/10
Class P	N/A	N/A	N/A	1.03	4/20/18
Class R6	1.75	N/A	N/A	1.45	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A shares of the fund was 1.5%, which is not reflected in the figures shown. Because Institutional Shares, Administration Shares, Investor Shares, Class P, and Class R6 Shares do not involve a sales charge, such a charge is also not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.59%	0.62%
Institutional	0.35	0.38
Administration	0.60	0.63
Investor	0.44	0.47
Class P	0.34	0.37
Class R6	0.34	0.37

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

8

FUND RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -0.32%, -0.69%, -0.15%, -0.40%, -0.19%, -0.51% and -0.21%, respectively. These returns compare to the -0.22% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Bloomberg Barclays Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.55%. This compares to the 0.62% cumulative total return of the Bloomberg Barclays Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration strategy contributed most positively to the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy overall also contributed positively to the Fund’s results during the Reporting Period, though positioning within the mortgage-backed securities sector detracted. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall generated mixed results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s underweight exposure to agency mortgage-backed securities relative to the Bloomberg Barclays Index detracted from performance during the Reporting Period. Agency mortgage-backed securities spreads, or yield differentials to U.S. Treasuries, tightened in July and September 2018, as, in spite of persistent trade war tensions, ongoing strength in U.S. economic data highlighted the divergence between the U.S. and the rest of the world. The optimistic theme was captured by the spread, or non-government bond, sectors in July 2018 on the back of stronger earnings data and then in September 2018 on the back of a broader “risk-off” tone, i.e., heightened risk aversion. Conversely, having overweights to asset-backed securities, specifically Federal Family Education Loan Program (“FFELP”) asset-backed securities, and to local government bonds and agency debentures contributed positively to the Fund’s performance. Having an underweight to swaps also boosted relative results, as swap spreads widened during the Reporting Period.

Individual issue selection among mortgage-backed securities detracted from the Fund’s relative results, especially selection of specific agency hybrid adjustable-rate mortgages and of collateralized mortgage obligations. This was offset by security selection within the asset-backed securities and government/swaps sectors, which contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration positioning overall contributed positively to the Fund’s relative results during the Reporting Period. The Fund tactically adjusted its duration in anticipation of interest rate hikes by the Federal Reserve (the

9

FUND RESULTS

“Fed”) but maintained a neutral to shorter duration than that of the Bloomberg Barclays Index through much of the Reporting Period before moving to a modestly longer duration than that of the Bloomberg Barclays Index in September 2018.

The Fund’s yield curve positioning also contributed positively to the Fund’s relative results during the Reporting Period. Yield curve indicates the spectrum of interest rates within a particular sector based on maturities of varying lengths. The U.S. Treasury yield curve flattened during the Reporting Period, as yields at the short-term end of the curve, or spectrum of maturities, rose more than those at the longer-end of the curve, in response to Fed policy tightening. We were biased within the Fund to be underweight short-term rates in the U.S. given domestic strength and what we saw as market underpricing of Fed policy over the coming 12 to 18 months, and thus such positioning proved beneficial. We think a move higher in longer-term rates is likely to be contained by strong demand from the pension fund community, a function of strong U.S. equity market performance, weak bond market performance and an increase toward the end of the Reporting Period in pension fund contributions.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures, bond exchange traded futures, swaps and options on swaps contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used futures and swaps contracts to help manage duration. The use of Derivatives did not have a material impact on the Fund’s performance during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we maintained the Fund’s underweight to U.S. Treasury securities given the strong U.S. economy. However, we used the sell-off in global rates during the Reporting Period to scale back the underweight position. Within the U.S. Treasury yield curve, we retained our bias to be underweight short-term U.S. rates and remained overweight longer-term U.S. Treasuries, as we expect this segment of the yield curve to remain underpinned by demand from the pension fund community. We also maintained the Fund’s underweight to agency mortgage-backed securities, as we expect this market segment to underperform amidst rising U.S. interest rates, muted bank and Fed demand for mortgage-backed securities and a heavy supply schedule. However, we reduced the Fund’s underweight in mortgage-backed securities overall.

We maintained the Fund’s overweight to asset-backed securities, specifically FFELP asset-backed securities given what we view as their strong credit protection and attractive spreads. We increased the Fund’s overweight to agency debentures during the Reporting Period. Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. We reduced the Fund’s position in cash.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	At the end of September 2018, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in asset-backed securities and in quasi-government securities, such as agency debentures. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasury securities and in residential mortgage-backed securities, specifically pass-through mortgage-backed securities. The Fund had a modestly longer duration than that of the Bloomberg Barclays Index at the end of the Reporting Period.

10

FUND BASICS

Government Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018–September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.32%	-0.22%	2.09%	1.95%
Class C	-0.69	-0.22	1.42	1.28
Institutional	-0.15	-0.22	2.51	2.37
Service	-0.40	-0.22	2.01	1.87
Investor	-0.19	-0.22	2.42	2.28
Class R	-0.51	-0.22	1.92	1.78
Class R6	-0.21	-0.22	2.52	2.38
April 20, 2018–September 30, 2018
Class P	0.55%	0.62%	2.52%	2.38%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

11

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.30%	0.27%	2.14%	4.34%	2/10/93
Class C	-3.34	0.28	1.76	3.22	8/15/97
Institutional	-1.24	1.38	2.87	4.37	8/15/97
Service	-1.80	0.87	2.36	3.85	8/15/97
Investor	-1.39	1.29	2.77	2.70	11/30/07
Class P	N/A	N/A	N/A	0.55	4/20/18
Class R	-1.88	0.78	2.27	2.20	11/30/07
Class R6	-1.30	N/A	N/A	0.66	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional Shares, Service Shares, Investor Shares, Class P, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.06%
Class C	1.66	1.81
Institutional	0.57	0.72
Service	1.07	1.22
Investor	0.66	0.81
Class P	0.56	0.71
Class R	1.16	1.31
Class R6	0.56	0.71

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

12

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

13

FUND RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, Investor and R6 Shares generated cumulative total returns, without sales charges, of 0.98%, 1.25%, 1.00%, 1.20% and 1.25%, respectively. These returns compare to the 0.95% cumulative total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (“BofAML Three-Month U.S. Treasury Bill Index”).

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.12%. This compares to the 0.85% cumulative total return of the BofAML Three-Month U.S. Treasury Bill Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection overall detracted.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, driven mostly by exposures to asset-backed securities and collateralized loan obligations (“CLOs”) and by implicit, or indirect, exposure to U.S. Treasury spreads.

Overall, individual security selection detracted from the Fund’s relative results, especially within the securitized sector. Specifically, individual issue selection of specific asset-backed securities and CLOs hurt most.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to Fund performance during the Reporting Period. This was primarily due to the Fund’s underweight U.S. duration position relative to that of the BofAML Three-Month U.S. Treasury Bill Index. As the Federal Reserve (the “Fed”) hiked interest rates during the Reporting Period, such short positioning helped.

Partially offsetting this positive contribution was the Fund’s neutral to underweight position in the U.S. dollar, which we expected to underperform versus other currencies during a period of strong global economic growth. Instead, the U.S. dollar appreciated versus other currencies during the Reporting Period.

By the end of the Reporting Period, we retained our bias to be underweight short-term U.S. rates compared to the BofAML Three-Month U.S. Treasury Bill Index, but we used a sell-off in developed market rates late in the Reporting Period as an opportunity to scale back the Fund’s underweight duration.

14

FUND RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s exposure to asset-backed securities, U.S. Treasuries and quasi-government securities and decreased its exposure to residential mortgage-backed securities, especially collateralized mortgage obligations. We also reduced the Fund’s position in cash during the Reporting Period. Additionally, as mentioned earlier, while we maintained the Fund’s shorter duration stance versus that of the BofAML Three-Month U.S. Treasury Bill Index, we did make adjustments in duration positioning as market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities and agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofAML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy in 2018 and 2019 should economic growth continue to improve.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

15

FUND BASICS

High Quality Floating Rate Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018–September 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.98%	0.95%	2.04%	2.00%
Institutional	1.25	0.95	2.28	2.23
Service	1.00	0.95	1.78	1.74
Investor	1.20	0.95	2.19	2.14
Class R6	1.25	0.95	2.31	2.24
April 20, 2018–September 30, 2018
Class P	1.12%	0.85%	2.29%	2.24%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.67%	0.55%	0.54%	2.55%	5/15/95
Institutional	2.11	0.89	0.86	3.17	7/17/91
Service	1.61	0.41	0.39	2.10	3/27/97
Investor	2.02	0.77	0.76	0.76	11/30/07
Class P	N/A	N/A	N/A	1.12	4/20/18
Class R6	2.12	N/A	N/A	1.45	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A shares of the fund was 1.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Investor Shares, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.60%	0.65%
Institutional	0.36	0.41
Service	0.86	0.91
Investor	0.45	0.50
Class P	0.35	0.40
Class R6	0.35	0.40

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

17

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit, commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

18

FUND RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -0.06%, -0.51%, 0.10%, 0.06%, -0.21% and 0.02%, respectively. These returns compare to the -0.05% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.31%. This compares to the 0.33% cumulative total return of the Bloomberg Barclays U.S. TIPS Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Overall, bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was a key positive contributor to the Fund’s performance during the Reporting Period.

The Fund’s duration strategy also contributed positively to its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates the spectrum of interest rates within a particular sector based on maturities of varying length, also boosted Fund performance during the Reporting Period, albeit more modestly.

The Fund’s cross-sector strategy contributed positively to its results during the Reporting Period as well. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was selection of TIPS with a maturity of greater than seven years. Selection of specific-issue TIPS and inflation swaps also aided Fund results during the Reporting Period. These gains were partially offset by selection of TIPS with a maturity of less than seven years, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy contributed positively to its relative results during the Reporting Period. The Fund’s shorter duration than that of the Bloomberg Barclays U.S. TIPS Index helped, as U.S. interest rates increased across the spectrum of maturities but particularly in the short-term end of the yield curve, given the Federal Reserve’s (the “Fed”) two interest rate hikes during the Reporting Period.

Yield curve positioning added value as well during the Reporting Period, primarily implemented via interest rate swaps and swap options.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration

19

FUND RESULTS

positioning within the Fund. Interest rate swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies.

The use of derivatives to manage interest rate risk and to express views on the yield curve contributed positively to performance. The use of inflation-linked swaps — from a bottom-up security selection perspective — also contributed positively to performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. More specifically, we increased the Fund’s position in TIPS with a maturity of less than seven years and also increased the Fund’s position in TIPS with a maturity of greater than seven years, reducing the Fund’s position in cash. That said, we had reduced the Fund’s allocations to TIPS across the maturity spectrum in August 2018 given negative late-summer seasonal factors and breakeven inflation rates appearing, in our opinion, full. We then increased TIPS allocations again by the end of the Reporting Period. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.)

Overall, the Fund’s duration positioning shifted modestly during the Reporting Period as market conditions changed, but its duration positioning did not change materially. Throughout the Reporting Period, we retained our bias to underweight U.S. interest rates given continued strength in U.S. economic data and what we believe is market under-pricing of the likely path of Fed interest rate hikes over the next year.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	At the end of September 2018, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. Within the Fund’s TIPS allocation, we maintained an underweight to the short, i.e. seven years and less, end of the TIPS rate curve and an overweight to TIPS with a maturity of greater than seven years, as measured on a market value basis. The Fund had a modestly shorter duration than that of the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period with our expectations for further tightening action from the Fed in the remainder of 2018 and in 2019 should economic growth continue to improve.

Going forward, we intend to continue to closely monitor macro developments both domestically and abroad for the potential impact on inflation expectations as we position the Fund’s portfolio.

20

FUND BASICS

Inflation Protected Securities Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018–September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.06%	-0.05%	0.25%	0.19%
Class C	-0.51	-0.05	-0.49	-0.54
Institutional	0.10	-0.05	0.60	0.54
Investor	0.06	-0.05	0.51	0.45
Class R	-0.21	-0.05	0.01	-0.05
Class R6	0.02	-0.05	0.61	0.55
April 20, 2018–September 30, 2018
Class P	0.31%	0.33%	0.61%	0.55%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.67%	0.11%	2.53%	2.95%	8/31/07
Class C	-1.76	0.13	2.16	2.57	8/31/07
Institutional	0.38	1.22	3.28	3.68	8/31/07
Investor	0.29	1.13	3.16	3.08	11/30/07
Class P	N/A	N/A	N/A	0.31	4/20/18
Class R	-0.24	0.62	2.67	2.59	11/30/07
Class R6	0.39	N/A	N/A	1.50	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.50%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional Shares, Investor Shares, Class P, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.68%	0.75%
Class C	1.43	1.50
Institutional	0.34	0.41
Investor	0.43	0.50
Class P	0.33	0.40
Class R	0.93	1.00
Class R6	0.33	0.40

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 7.9 and 7.7 years, respectively, at September 30, 2018 and March 31, 2018.

23

FUND RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated cumulative total returns, without sales charges, of 0.21%, -0.10%, 0.27%, 0.02%, 0.23% and 0.28%, respectively. These returns compare to the 0.32% cumulative total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofAML Two-Year U.S. Treasury Note Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.44%. This compares to the 0.52% cumulative total return of the BofAML Two-Year U.S. Treasury Note Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. The primary detractor from performance was bottom-up individual issue selection within the securitized sector. However, individual issue selection within the government/swaps sector added value.

Within our top-down strategies, our cross-sector strategy contributed positively to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also helped relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of interest rates within a particular sector based on maturities of varying lengths.

The duration and government/swaps selection strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection generated mixed results. The primary detractor from the Fund’s relative results during the Reporting Period was selection within the securitized sector. Specifically, selections of various mortgage pass-through securities as well as of adjustable rate mortgages (“ARMs”) detracted from the Fund’s performance. Partially offsetting these detractors was individual issue selection of government securities within the government/swaps sector, which added value.

Sector positioning overall contributed positively to the Fund’s results during the Reporting Period. Via the Fund’s cross-sector strategy, overweights to mortgage-backed securities and agency securities helped most. Exposure to government/swaps also boosted relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. This was primarily due to the Fund’s underweight U.S. duration position relative to that of the BofAML Two-Year U.S. Treasury Note Index. As the Federal Reserve (the “Fed”) hiked interest rates during the Reporting Period, such short positioning helped.

24

FUND RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures as well as interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund used forward sales contracts and futures contracts to help manage duration. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period, especially the use of futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no significant changes in the Fund’s weightings during the Reporting Period. However, we modestly increased the Fund’s exposure to non-government guaranteed agency securities and modestly reduced its exposure to agency collateralized mortgage obligations and mortgage pass-through securities during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	While the Fund’s benchmark is comprised of U.S. Treasury indices, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage pass-through securities, agency mortgage-backed securities and non-government guaranteed agency securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a rather neutral duration position than that of the BofAML Two-Year U.S. Treasury Note Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

25

FUND BASICS

Short Duration Government Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018–September 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.21%	0.32%	1.72%	1.65%
Class C	-0.10	0.32	1.35	0.94
Institutional	0.27	0.32	2.08	2.02
Service	0.02	0.32	1.59	1.52
Investor	0.23	0.32	1.99	1.93
Class R6	0.28	0.32	2.09	2.03
April 20, 2018–September 30, 2018
Class P	0.44%	0.52%	2.09%	2.03%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.80%	-0.02%	1.03%	3.02%	5/1/97
Class C	-1.37	-0.11	0.72	2.39	8/15/97
Institutional	-0.08	0.61	1.51	4.51	8/15/88
Service	-0.48	0.11	1.01	3.11	4/10/96
Investor	-0.06	0.52	1.43	1.78	11/30/07
Class P	N/A	N/A	N/A	0.44	4/20/18
Class R6	0.03	N/A	N/A	0.52	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional Shares, Service Shares, Investor Shares, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.82%	0.89%
Class C	1.22	1.64
Institutional	0.48	0.55
Service	0.98	1.05
Investor	0.57	0.64
Class P	0.47	0.54
Class R6	0.47	0.54

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

27

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent Commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

28

FUND RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -0.07%, -0.37%, 0.10%, -0.05%, -0.19% and 0.09%, respectively. These returns compare to the 0.59% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated cumulative total returns of 1.00% and 0.18%, respectively, over the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.24%. This compares to the 0.87% cumulative total return of the Short Duration Income Composite during the same time period. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index generated cumulative total returns of 1.15% and 0.60%, respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our currency strategy detracted most from the Fund’s performance. The Fund’s positions in various currencies underperformed the Short Duration Income Composite, which has no exposure to currency, and thus such exposure within the Fund hurt relative results. More specifically, positions in Latin American emerging market currencies detracted most from performance, especially positions in the Argentine peso.

Our country strategy also detracted modestly from the Fund’s performance during the Reporting Period, primarily driven by a long U.S. rates versus short U.K. rates position. This detractor was partially offset by a long U.S. rates versus short Japanese rates position, which added value.

Conversely, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also added value to Fund performance during the Reporting Period. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of interest rates within a particular sector based on maturities of varying length.

Bottom-up individual issue selection overall was a positive contributor to the Fund’s relative results during the Reporting Period as well.

The currency, country, duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with exposure to government/swaps, collateralized loan obligations (“CLOs”) and agency-backed securities adding the most value.

Overall, security selection contributed positively to relative results as well. Boosting relative results most during the

29

FUND RESULTS

Reporting Period was selection within the corporate bond sector and government/swaps sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. This was primarily due to the Fund’s underweight U.S. duration position relative to that of the Short Duration Income Composite. As the Federal Reserve (the “Fed”) hiked interest rates during the Reporting Period, such short positioning helped.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and options during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used currency forwards to hedge its exposure to foreign currency exposure and increase total return. Derivatives had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We decreased the Fund’s exposure to asset-backed securities and increased its exposure to U.S. Treasuries and to investment grade corporate bonds overall. Within the investment grade corporate bond sector, we particularly increased exposure to industrials-related and, more modestly so, to financials-related bonds. We reduced the Fund’s position in cash during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	While the Fund is benchmarked to an equally-balanced composite of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities, mortgage pass-through securities and agency collateralized mortgage obligations. The Fund also had exposure to high yield corporate bonds, quasi-government bonds, commercial mortgage-backed securities and emerging markets debt at the end of the Reporting Period. Further, the Fund maintained a modestly shorter U.S. duration position than that of the Short Duration Income Composite at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

30

FUND BASICS

Short Duration Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Goldman Sachs Short Duration Income Fund Composite Index[2]	Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index[3]	Bloomberg Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	-0.07%	0.59%	1.00%	0.18%	2.28%	2.19%
Class C	-0.37	0.59	1.00	0.18	1.92	1.48
Institutional	0.10	0.59	1.00	0.18	2.65	2.55
Investor	-0.05	0.59	1.00	0.18	2.57	2.47
Class R	-0.19	0.59	1.00	0.18	2.06	1.97
Class R6	0.09	0.59	1.00	0.18	2.66	2.56
April 20, 2018–September 30, 2018
Class P	0.24%	0.87%	1.15%	0.60%	2.66%	2.56%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

31

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-2.60%	0.55%	0.89%	2/29/12
Class C	-2.07	0.45	0.72	2/29/12
Institutional	-0.69	1.21	1.50	2/29/12
Investor	-0.88	1.10	1.39	2/29/12
Class P	N/A	N/A	0.24	4/20/18
Class R	-1.28	0.62	0.90	2/29/12
Class R6	-0.71	N/A	1.00	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Investor Shares, Class P, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.87%
Class C	1.19	1.62
Institutional	0.45	0.53
Investor	0.54	0.62
Class P	0.44	0.52
Class R	1.04	1.12
Class R6	0.44	0.52

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

32

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

33

FUND RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration, Preferred and R6 Shares generated cumulative total returns, without sales charges, of 1.17%, 1.34%, 1.11%, 1.20% and 1.34%, respectively. These returns compare to the 1.03% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays Short-Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 0.99% during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.01%. This compares to the 0.94% cumulative total return of the Bloomberg Barclays Index during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 0.88% during the same time period.

For the period since their inception on August 14, 2018 through September 30, 2018, the Fund’s Investor Class Shares generated a cumulative total return of 0.29%. This compares to the 0.25% cumulative total return of the Bloomberg Barclays Index during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had a cumulative total return of 0.99% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection contributed positively to the Fund’s performance during the Reporting Period.

Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of interest rates within a particular sector based on maturities of varying length.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies overall contributed positively to the Fund’s relative results during the Reporting Period, driven primarily by tactical credit curve positioning and selections of investment grade financial and industrial names within the corporate credit sector.

Cross-sector positioning was positive, driven in part by the Fund’s overweight to investment grade corporate credit, as spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from relative results during the Reporting Period, as underweight exposure to the six-month node of the U.S. Treasury yield curve relative to that of the Bloomberg Barclays Index proved marginally negative in the time spans between Federal Reserve (“Fed”) interest rate hikes. However, the Fund was neutral to underweight the U.S. dollar, which we expected to underperform versus other

34

FUND RESULTS

currencies during a period of strong global economic growth. Instead, the U.S. dollar appreciated versus other currencies during the Reporting Period. By the end of the Reporting Period, we retained our bias to be underweight short-term U.S. rates compared to the Bloomberg Barclays Index, but we used a sell-off in developed market rates late in the Reporting Period as an opportunity to scale back the Fund’s underweight duration.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no significant changes in the Fund’s weightings during the Reporting Period. However, we modestly increased the Fund’s exposure to certificates of deposit and modestly reduced its exposure to corporate debt, commercial paper and repurchase agreements during the Reporting Period. We increased the Fund’s position in cash. Additionally, as mentioned earlier, while we maintained the Fund’s shorter duration stance versus that of the Bloomberg Barclays Index, we did make adjustments in duration positioning as market conditions shifted.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2018?

A	At the end of the Reporting Period, the Fund had an emphasis on financials-related investment grade corporate bonds and cash and cash equivalents. Further, the Fund maintained a shorter U.S. duration position than that of the Bloomberg Barclays Index at the end of the Reporting Period, as we expect the Fed to further tighten monetary policy in 2018 and 2019 should economic growth continue to improve.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we viewed floating rate securities as offering value, and we intended to adjust duration guided by the context of market pricing in relation to our expectations. As always, we intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

35

FUND BASICS

Short-Term Conservative Income

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays Short-Term Government/ Corporate Index[2]	ICE BofAML 3-6 Month US Treasury Bill Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	1.17%	1.03%	0.99%	2.07%	1.97%
Institutional	1.34	1.03	0.99	2.34	2.21
Administration	1.11	1.03	0.99	2.09	1.96
Preferred	1.20	1.03	0.99	2.19	2.11
Class R6	1.34	1.03	0.99	2.16	2.12
April 20, 2018–September 30, 2018
Class P	1.01%	0.94%	0.88%	2.34%	2.22%
August 14, 2018–September 30, 2018
Investor	0.29%	0.25%	0.99%	2.19%	2.11%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds.

[3]	ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class A	1.71%	1.37%	10/31/16
Institutional	2.06	1.07	2/28/14
Administration	1.70	0.83	2/28/14
Investor	N/A	0.29	8/14/18
Class P	N/A	1.01	4/20/18
Preferred	1.97	1.63	10/31/16
Class R6	N/A	1.78	11/30/17

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A shares of the fund was 1.5%, which is not reflected in the figures shown. Because Institutional, Administration, Class P, Preferred and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.48%	0.57%
Institutional	0.24	0.33
Administration	0.49	0.58
Investor	0.33	0.42
Class P	0.23	0.32
Preferred	0.34	0.43
Class R6	0.23	0.32

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least August 18, 2019 (with respect to Investor Shares) and July 29, 2019 (with respect to all other share classes), and prior to such date the investment adviser may not terminate the applicable arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

37

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit, commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

38

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 53.0%
Aerospace & Defense – 1.1%
General Dynamics Corp.
$1,750,000	2.875%		05/11/20	$1,745,772
1,700,000	3.000		05/11/21	1,690,909
Northrop Grumman Corp.
1,188,000	3.500		03/15/21	1,193,934
United Technologies Corp.(a)(b) (3M USD LIBOR + 0.650%)
1,925,000	2.965		08/16/21	1,930,118

				6,560,733

Agriculture – 1.3%
BAT Capital Corp.(c)
7,625,000	2.297		08/14/20	7,472,245
Philip Morris International, Inc.
575,000	1.375		02/25/19	572,089

				8,044,334

Automotive – 2.5%
BMW US Capital LLC(c)
1,050,000	1.500		04/11/19	1,043,421
(3M USD LIBOR + 0.370%)
5,000,000	2.689	(b)	08/14/20	5,016,105
Daimler Finance North America LLC(c)
775,000	3.350		05/04/21	771,563
(3M USD LIBOR + 0.390%)
800,000	2.731	(b)	05/04/20	801,703
Toyota Motor Credit Corp.(b) (3M USD LIBOR + 0.150%)
8,000,000	2.850		08/21/20	7,993,264

				15,626,056

Banks – 20.4%
ABN AMRO Bank NV(c)
2,100,000	2.650		01/19/21	2,061,196
600,000	3.400		08/27/21	597,623
Bank of America Corp.
1,150,000	2.625		10/19/20	1,136,108
3,050,000	2.151	(a)	11/09/20	2,984,667
(3M USD LIBOR + 0.630%)
850,000	3.499	(a)(b)	05/17/22	849,533
(3M USD LIBOR + 0.660%)
1,375,000	2.369	(a)(b)	07/21/21	1,350,869
Banque Federative du Credit Mutuel SA(c)
1,150,000	2.000		04/12/19	1,143,572
700,000	2.200		07/20/20	686,130
(3M USD LIBOR + 0.490%)
3,000,000	2.838	(b)	07/20/20	3,010,407
Barclays Bank PLC(b) (3M USD LIBOR + 0.400%)
5,000,000	3.050		08/21/20	4,995,000
BNP Paribas SA
900,000	2.375		05/21/20	888,553
BNZ International Funding Ltd.(b)(c) (3M USD LIBOR + 0.700%)
5,350,000	3.012		02/21/20	5,386,693
BPCE SA
1,725,000	2.650		02/03/21	1,692,161
Capital One Financial Corp.(a)
1,600,000	3.450		04/30/21	1,598,341
(3M USD LIBOR + 0.720%)
1,300,000	3.059	(b)	01/30/23	1,294,241

Corporate Obligations – (continued)
Banks – (continued)
Capital One NA(a)
625,000	1.850		09/13/19	618,175
Citibank NA(a)
5,050,000	2.125		10/20/20	4,931,532
Citigroup, Inc.
875,000	2.400		02/18/20	866,703
Citizens Bank NA(a)
3,000,000	2.300		12/03/18	2,998,659
(3M USD LIBOR + 0.540%)
1,175,000	2.861	(b)	03/02/20	1,178,668
Commonwealth Bank of Australia
5,000,000	2.300		09/06/19	4,970,735
Cooperatieve Rabobank UA
550,000	3.125		04/26/21	546,539
(3M USD LIBOR + 0.430%)
450,000	2.765	(b)	04/26/21	450,946
Credit Suisse Group Funding Guernsey Ltd.
4,575,000	3.450		04/16/21	4,556,660
Deutsche Bank AG
2,225,000	2.700		07/13/20	2,174,835
Discover Bank(a)
1,600,000	2.600		11/13/18	1,599,886
HSBC Holdings PLC(a)(b) (3M USD LIBOR + 0.600%)
1,600,000	2.922		05/18/21	1,603,099
ING Bank NV(c)
1,000,000	2.000		11/26/18	999,172
1,725,000	2.750		03/22/21	1,694,595
(3M USD LIBOR + 1.130%)
1,500,000	3.496	(b)	03/22/19	1,507,434
JPMorgan Chase & Co.
1,275,000	2.200		10/22/19	1,266,297
1,775,000	2.750	(a)	06/23/20	1,761,679
(3M USD LIBOR + 0.610%)
2,150,000	2.947	(a)(b)	06/18/22	2,154,452
(3M USD LIBOR + 0.610%)
1,900,000	3.514	(a)(b)	06/18/22	1,901,973
Kreditanstalt fuer Wiederaufbau(d)
17,200,000	1.500		02/06/19	17,142,652
Lloyds Bank PLC
1,050,000	3.300		05/07/21	1,045,932
(3M USD LIBOR + 0.490%)
1,025,000	2.833	(b)	05/07/21	1,028,571
Macquarie Bank Ltd.(b)(c) (3M USD LIBOR + 0.350%)
3,000,000	2.684		03/15/19	3,002,779
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,392,305
(3M USD LIBOR + 1.180%)
4,575,000	3.528	(a)(b)	01/20/22	4,638,977
MUFG Bank Ltd.(c)
1,625,000	2.300		03/05/20	1,602,949
National Bank of Canada(b) (3M USD LIBOR + 0.160%)
3,000,000	2.800		08/20/20	2,995,464
Nordea Bank Abp(c)
1,900,000	2.500		09/17/20	1,870,787
Santander UK PLC
1,825,000	2.125		11/03/20	1,775,636
775,000	2.500		01/05/21	758,445

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 1.480%)
$2,000,000	3.812	% (b)	03/14/19	$2,012,165
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,200,000	4.247		01/20/23	1,198,657
Sumitomo Mitsui Trust Bank Ltd.(c)
1,175,000	2.050		03/06/19	1,171,714
The Huntington National Bank(b) (3M USD LIBOR + 0.510%)
1,175,000	2.837		03/10/20	1,178,178
The Toronto-Dominion Bank(b) (3M USD LIBOR + 0.300%)
3,000,000	2.700		05/01/20	2,973,572
UBS AG(c)
2,600,000	2.200	(a)	06/08/20	2,553,065
(3M USD LIBOR + 0.320%)
3,000,000	2.631	(b)	05/28/19	3,004,152
US Bank NA(a)
1,175,000	1.400		04/26/19	1,166,938
Wells Fargo & Co.
3,200,000	2.100		07/26/21	3,081,484
Westpac Banking Corp.
2,425,000	2.300		05/26/20	2,395,372

				125,446,927

Beverages – 1.5%
Anheuser-Busch InBev Finance, Inc.(a)
3,975,000	3.300		02/01/23	3,929,940
Constellation Brands, Inc.
1,550,000	2.250		11/06/20	1,514,504
Diageo Capital PLC
1,350,000	3.000		05/18/20	1,347,863
Molson Coors Brewing Co.
975,000	1.900		03/15/19	971,141
1,375,000	1.450		07/15/19	1,358,865

				9,122,313

Chemicals – 1.0%
E.I. du Pont de Nemours & Co.(b) (3M USD LIBOR + 0.530%)
825,000	2.873		05/01/20	829,963
Syngenta Finance NV(c)
1,210,000	3.698		04/24/20	1,207,254
1,485,000	3.933		04/23/21	1,480,824
The Sherwin-Williams Co.
1,175,000	2.250		05/15/20	1,157,780
1,300,000	2.750	(a)	06/01/22	1,260,776

				5,936,597

Computers – 1.0%
Dell International LLC/EMC Corp.(c)
1,400,000	3.480		06/01/19	1,403,538
1,175,000	4.420	(a)	06/15/21	1,192,715
DXC Technology Co.
550,000	2.875		03/27/20	545,413
Hewlett Packard Enterprise Co.(a)
2,550,000	3.600		10/15/20	2,560,379
625,000	3.500		10/05/21	624,325

				6,326,370

Corporate Obligations – (continued)
Diversified Financial Services – 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,900,000	3.750		05/15/19	1,907,485
1,500,000	4.125	(a)	07/03/23	1,488,956
AIG Global Funding(c)
1,950,000	1.950		10/18/19	1,931,437
675,000	2.150		07/02/20	661,944
675,000	3.350		06/25/21	671,315
(3M USD LIBOR + 0.460%)
525,000	2.833	(b)	06/25/21	525,872
American Express Co.(a)
1,350,000	3.375		05/17/21	1,350,790
American Express Credit Corp.(a)
3,675,000	2.375		05/26/20	3,629,476
International Lease Finance Corp.
600,000	6.250		05/15/19	611,670
National Rural Utilities Cooperative Finance Corp.
1,908,000	10.375		11/01/18	1,919,828
The Charles Schwab Corp.(a)
1,125,000	3.250		05/21/21	1,125,139
(3M USD LIBOR + 0.320%)
1,100,000	2.632	(b)	05/21/21	1,102,405

				16,926,317

Electrical – 2.0%
American Electric Power Co., Inc.
1,475,000	2.150		11/13/20	1,443,554
Commonwealth Edison Co.(a)
525,000	2.150		01/15/19	524,506
Dominion Energy, Inc.
300,000	1.600		08/15/19	296,542
Emera US Finance LP
1,375,000	2.150		06/15/19	1,366,096
NextEra Energy Capital Holdings, Inc.
925,000	3.342		09/01/20	927,041
Pinnacle West Capital Corp.
575,000	2.250		11/30/20	560,426
Public Service Enterprise Group, Inc.
1,950,000	1.600		11/15/19	1,917,244
Sempra Energy(a)(b) (3M USD LIBOR + 0.500%)
1,700,000	2.839		01/15/21	1,700,431
Southern Power Co.(a)
1,150,000	2.500		12/15/21	1,113,167
The Southern Co.
1,300,000	1.850		07/01/19	1,290,193
WEC Energy Group, Inc.
1,400,000	3.375		06/15/21	1,400,315

				12,539,515

Electronics(a) – 0.2%
Honeywell International, Inc.
1,400,000	1.850		11/01/21	1,347,001

Food & Drug Retailing – 1.0%
General Mills, Inc.
475,000	3.200		04/16/21	471,921
(3M USD LIBOR + 0.540%)
1,350,000	2.879	(b)	04/16/21	1,356,285

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Food & Drug Retailing – (continued)
Nestle Holdings, Inc.(a)(c)
$3,400,000	3.100%		09/24/21	$3,397,377
Sysco Corp.(a)
625,000	2.600		10/01/20	617,214

				5,842,797

Gas(a) – 0.1%
NiSource Corp.
525,000	2.650		11/17/22	501,017

Healthcare Providers & Services – 2.4%
Abbott Laboratories(a)
1,275,000	2.900		11/30/21	1,259,061
Becton Dickinson & Co.
1,250,000	2.133		06/06/19	1,242,583
675,000	2.404		06/05/20	664,753
(3M USD LIBOR + 0.875%)
2,700,000	3.261	(a)(b)	12/29/20	2,704,001
Halfmoon Parent, Inc.(c)
3,075,000	3.200		09/17/20	3,063,715
2,900,000	3.400		09/17/21	2,888,444
Humana, Inc.
1,550,000	2.500		12/15/20	1,521,426
UnitedHealth Group, Inc.
1,500,000	1.950		10/15/20	1,468,470

				14,812,453

Insurance – 1.9%
Chubb INA Holdings, Inc.(a)
875,000	2.300		11/03/20	859,084
Jackson National Life Global Funding(b)(c) (3M USD LIBOR + 0.300%)
3,500,000	2.637		04/27/20	3,502,827
Principal Life Global Funding II(b)(c) (3M USD LIBOR + 0.300%)
6,000,000	2.610		02/22/19	6,006,012
Reliance Standard Life Global Funding II(c)
1,375,000	2.500		04/24/19	1,372,623

				11,740,546

Internet – 0.3%
Amazon.com, Inc.
1,825,000	1.900		08/21/20	1,788,289

Media(a) – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
1,925,000	4.464		07/23/22	1,957,231

Mining(a)(c) – 0.1%
Glencore Funding LLC
575,000	3.000		10/27/22	551,080

Miscellaneous Manufacturing(c) – 0.4%
Siemens Financieringsmaatschappij NV
2,750,000	1.300		09/13/19	2,710,692

Multi-National – 4.3%
African Development Bank
7,250,000	2.625		03/22/21	7,185,330

Corporate Obligations – (continued)
Multi-National – (continued)
European Bank for Reconstruction & Development
8,310,000	2.750		04/26/21	8,258,478
European Investment Bank
11,440,000	2.375		05/13/21	11,262,909

				26,706,717

Oil Field Services – 1.1%
EOG Resources, Inc.
1,125,000	5.625		06/01/19	1,145,696
Marathon Oil Corp.(a)
2,875,000	2.700		06/01/20	2,837,787
Phillips 66(a) (b)(c) (3M USD LIBOR + 0.750%)
750,000	3.089		04/15/20	750,305
Schlumberger Finance Canada Ltd.(c)
850,000	2.200		11/20/20	829,967
Valero Energy Corp.
868,000	6.125		02/01/20	900,624

				6,464,379

Pharmaceuticals – 2.3%
AbbVie, Inc.
2,425,000	3.375		11/14/21	2,421,680
Bayer US Finance II LLC(a)(c)
2,175,000	3.500		06/25/21	2,169,953
(3M USD LIBOR + 0.630%)
2,225,000	3.003	(b)	06/25/21	2,233,640
CVS Health Corp.
925,000	3.125		03/09/20	925,131
1,325,000	2.800	(a)	07/20/20	1,312,698
475,000	3.350		03/09/21	474,024
2,200,000	2.125	(a)	06/01/21	2,123,496
(3M USD LIBOR + 0.630%)
525,000	2.957	(b)	03/09/20	527,703
(3M USD LIBOR + 0.720%)
375,000	3.047	(b)	03/09/21	377,944
Elanco Animal Health, Inc.(c)
1,625,000	3.912		08/27/21	1,628,452

				14,194,721

Pipelines – 1.5%
Enbridge Energy Partners LP
846,000	5.200		03/15/20	866,883
Enterprise Products Operating LLC
1,450,000	5.250		01/31/20	1,488,425
Kinder Morgan Energy Partners LP
2,325,000	6.850		02/15/20	2,434,203
Kinder Morgan, Inc.(a)
625,000	3.050		12/01/19	624,311
Magellan Midstream Partners LP
1,225,000	6.550		07/15/19	1,259,022
Sabine Pass Liquefaction LLC(a)
2,300,000	6.250		03/15/22	2,472,171

				9,145,015

Real Estate Investment Trust(a) – 0.4%
American Tower Corp.
1,125,000	3.300		02/15/21	1,118,154

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trust(a) – (continued)
Digital Realty Trust LP
$1,125,000	3.400%		10/01/20	$1,126,070

				2,244,224

Retailing – 0.8%
Alimentation Couche-Tard, Inc.(c)
1,800,000	2.350		12/13/19	1,782,586
Dollar Tree, Inc.(a)(b) (3M USD LIBOR + 0.700%)
2,850,000	3.036		04/17/20	2,854,332

				4,636,918

Semiconductors(a) – 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.
1,550,000	3.000		01/15/22	1,510,103

Software(a) – 0.2%
Fiserv, Inc.
1,025,000	2.700		06/01/20	1,015,943

Telecommunication Services – 1.7%
AT&T, Inc.
825,000	2.800	(a)	02/17/21	812,850
425,000	3.875		08/15/21	428,674
1,625,000	3.000		02/15/22	1,591,579
(3M USD LIBOR + 0.950%)
2,745,000	3.289	(b)	07/15/21	2,777,536
Verizon Communications, Inc.
676,000	2.625		02/21/20	672,066
4,050,000	1.750		08/15/21	3,884,387
425,000	3.000	(a)	11/01/21	420,783

				10,587,875

Transportation – 0.2%
Union Pacific Corp.
1,250,000	3.200		06/08/21	1,249,243

TOTAL CORPORATE OBLIGATIONS
(Cost $328,029,266)				$325,535,406

Mortgage-Backed Obligations(b)(c) – 0.2%
Collateralized Mortgage Obligations – 0.2%
Sequential Floating Rate – 0.2%
Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 0.550%)
$950,000	2.617%		07/15/19	$950,000
(Cost $950,000)

Agency Debenture(b) – 1.2%
FNMA(SOFR + 0.160%)
$7,680,000	2.320%		01/30/20	$7,661,308
(Cost $7,680,000)

Asset-Backed Securities – 17.2%
Automotive – 4.8%
Ally Master Owner Trust Series 2015-2, Class A2
4,000,000	1.830		01/15/21	3,992,047
Ally Master Owner Trust Series 2017-3, Class A2
3,750,000	2.040		06/15/22	3,674,577
Ally Master Owner Trust Series 2018-1, Class A2
5,900,000	2.700		01/17/23	5,819,213
Chesapeake Funding II LLC Series 2016-2A, Class A1(c)
1,525,504	1.880		06/15/28	1,518,794
Ford Credit Auto Owner Trust Series 2016-2, Class A(c)
500,000	2.030		12/15/27	483,931
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1
5,200,000	2.160		09/15/22	5,100,018
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(c)
1,550,000	1.960		05/17/21	1,542,159
NextGear Floorplan Master Owner Trust Series 2018-1A, Class A1(b)(c) (1M USD LIBOR + 0.640%)
1,750,000	2.798		02/15/23	1,753,665
Nissan Master Owner Receivables Trust Series 2016-A, Class A2
1,200,000	1.540		06/15/21	1,186,073
Nissan Master Owner Trust Receivables Series 2017-C, Class A(b) (1M LIBOR + 0.320%)
3,100,000	2.478		10/17/22	3,105,298
Tesla Auto Lease Trust Series 2018-A, Class A(c)
1,252,315	2.320		12/20/19	1,248,903

				29,424,678

Credit Card – 4.4%
Bank of America Credit Card Trust Series 2014-A1, Class A(b) (1M LIBOR + 0.380%)
7,000,000	2.443		06/15/21	7,007,049
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200		12/15/22	3,411,103
Barclays Dryrock Issuance Trust Series 2016-1, Class A
1,600,000	1.520		05/16/22	1,584,407
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
2,100,000	1.660		06/17/24	2,013,427
Chase Issuance Trust Series 2016-A2, Class A
2,900,000	1.370		06/15/21	2,872,511
Chase Issuance Trust Series 2016-A5, Class A5
3,950,000	1.270		07/15/21	3,905,339
Golden Credit Card Trust Series 2016-5A, Class A(c)
2,800,000	1.600		09/15/21	2,764,704
Golden Credit Card Trust Series 2017-2A, Class A(c)
800,000	1.980		04/15/22	785,985
Master Credit Card Trust II Series 2017-1A, Class A(c)
2,600,000	2.260		07/21/21	2,573,194

				26,917,719

Home Equity(b) – 0.0%
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1998-2, Class M1F (6M USD LIBOR + 0.320%)
341	6.745		06/25/28	1,544

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Home Equity(b) – (continued)
Centex Home Equity Loan Trust Series 2004-D, Class MV3 (1M USD LIBOR + 1.000%)
$60,163	3.565%	09/25/34	$62,614
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE4, Class M3 (1M USD LIBOR + 2.250%)
22,803	4.315	05/25/34	22,855

			87,013

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
2,949	4.350	04/15/40	2,955

Student Loan(b) – 8.0%
Access Group, Inc. Series 2013-1, Class A(c) (1M USD LIBOR + 0.500%)
1,367,043	2.565	02/25/36	1,350,112
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
3,627,710	3.415	07/26/66	3,698,299
ECMC Group Student Loan Trust Series 2017-1A, Class A(c) (1M USD LIBOR + 1.200%)
3,123,175	3.265	12/27/66	3,165,338
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
1,211,725	2.865	06/25/26	1,212,187
Educational Services of America, Inc. Series 2010-1, Class A1(c) (3M USD LIBOR + 0.850%)
687,702	3.210	07/25/23	688,760
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
1,679,686	2.765	02/25/39	1,679,684
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
1,673,043	2.421	11/25/26	1,667,436
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,450,000	3.260	07/25/45	1,462,845
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
2,777,824	3.185	06/25/36	2,791,432
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
4,115,625	3.315	06/25/65	4,219,795
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
2,051,557	3.215	03/25/66	2,085,281
Navient Student Loan Trust Series 2017-2A, Class A(c) (1M USD LIBOR + 1.050%)
3,142,380	3.115	12/27/66	3,184,646
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,128,495	2.460	01/25/30	1,127,818
Nelnet Student Loan Trust Series 2012-3A, Class A(c) (1M USD LIBOR + 0.700%)
4,219,757	2.765	02/25/45	4,240,406

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
1,228,380	2.765	12/26/31	1,234,149
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
6,410,076	2.655	08/25/40	6,391,965
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
5,128,465	3.285	10/25/27	5,183,159
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
26,894	2.590	01/25/23	26,895
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
74,852	2.570	04/25/23	74,854
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
635,357	3.158	10/01/24	638,214
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	3.208	05/01/35	1,103,817
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
1,693,915	2.814	09/25/56	1,695,488
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
87,883	2.490	01/26/26	87,849

			49,010,429

TOTAL ASSET-BACKED SECURITIES
(Cost $105,695,243)			$105,442,794

Municipal Debt Obligation(a)(b) – 0.1%
Utah – 0.1%
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.850%)
$625,626	3.193%	05/01/29	$629,349
(Cost $626,726)

U.S. Treasury Obligations – 1.0%
United States Treasury Bill(e)
$4,059,300	0.000%	02/14/19	$4,024,646
United States Treasury Note(f)
2,240,000	1.375	04/30/21	2,157,762

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,259,004)			$6,182,408

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Shares	Distribution Rate	Value
Investment Companies(g) – 5.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,923,612	2.060%	$1,923,612
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
29,050,175	2.258	29,055,986

TOTAL INVESTMENT COMPANIES
(Cost $30,982,497)		$30,979,598

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $480,222,736)		$477,380,863

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 21.0%
Certificates of Deposit(b) – 10.2%
Canadian Imperial Bank of Commerce (3M USD LIBOR + 0.400%)
$2,500,000	2.800%	05/02/20	$2,501,919
Credit Agricole Corporate & Investment Bank
(3M USD LIBOR + 0.350%)
2,500,000	2.689	07/30/20	2,499,542
(3M USD LIBOR + 0.385%)
2,600,000	2.723	05/11/20	2,600,597
Credit Suisse New York (3M USD LIBOR + 0.340%)
3,000,000	2.679	04/09/19	3,003,700
Federation des Caisses Desjardins du Quebec(c) (1M USD LIBOR + 0.270%)
5,000,000	2.368	03/26/19	5,003,823
HSBC Bank PLC(c) (3M USD LIBOR + 0.210%)
3,000,000	2.565	04/18/19	3,001,931
HSBC Bank USA NA (3M USD LIBOR + 0.090%)
1,950,000	2.425	04/26/19	1,949,993
Mizuho Bank Ltd.
(1M USD LIBOR + 0.150%)
2,000,000	2.287	12/14/18	2,000,203
(1M USD LIBOR + 0.440%)
3,000,000	2.550	10/05/18	3,000,221
Natixis NY (3M USD LIBOR + 0.200%)
3,000,000	2.519	11/14/18	3,001,353
Nordea Bank AB NY
(3M USD LIBOR + 0.270%)
2,000,000	2.608	08/10/20	2,000,362
(3M USD LIBOR + 0.400%)
3,200,000	2.781	03/27/20	3,209,313
Standard Chartered Bank (3M USD LIBOR + 0.420%)
3,000,000	2.751	09/18/20	2,999,423
Sumitomo Mitsui Banking Corp.
(3M USD LIBOR + 0.370%)
2,900,000	2.701	01/10/20	2,901,801
(3M USD LIBOR + 0.420%)
5,190,000	2.759	07/24/20	5,190,892

Short-term Investments – (continued)
Certificates of Deposit(b) – (continued)
Svenska Handelsbanken AB
(3M USD LIBOR + 0.270%)
4,250,000	2.629	10/21/19	4,256,274
(3M USD LIBOR + 0.400%)
4,000,000	2.737	04/01/20	4,009,984
The Toronto Dominion Bank (1M LIBOR + 0.270%)
4,000,000	2.367	02/08/19	4,002,803
Wells Fargo Bank NA (3M USD LIBOR + 0.250%)
5,500,000	2.589	04/05/19	5,504,982

			62,639,116

Commercial Paper – 10.8%
AT&T, Inc.(e)
1,250,000	0.000	10/09/18	1,249,085
4,500,000	0.000	06/05/19	4,410,719
Bell Canada, Inc.(e)
1,841,000	0.000	01/22/19	1,825,393
BNZ International Funding Ltd.(b)(c) (3M USD LIBOR + 0.250%)
5,672,000	2.587	04/05/19	5,675,137
Collateralized Commercial Paper Co. Ltd.(b) (1M USD LIBOR + 0.280%)
3,000,000	2.372	03/01/19	3,002,531
Dominion Resources, Inc.(e)
2,700,000	0.000	11/13/18	2,691,489
Electricite de France SA(e)
6,250,000	0.000	01/17/19	6,199,164
Ford Motor Credit Co. LLC(e)
3,000,000	0.000	02/20/19	2,964,052
Macquarie Bank Ltd.(e)
5,000,000	0.000	02/11/19	4,952,268
Marriott International, Inc.(e)
1,000,000	0.000	10/17/18	998,709
3,000,000	0.000	11/30/18	2,986,817
Mondelez International, Inc.(e)
2,600,000	0.000	10/01/18	2,599,485
2,000,000	0.000	12/07/18	1,990,134
National Australia Bank Ltd.(b)(c) (3M USD LIBOR + 0.200%)
4,000,000	2.525	04/05/19	4,002,012
Nutrien Ltd.(e)
3,000,000	0.000	11/13/18	2,989,416
1,000,000	0.000	11/19/18	996,000
QUALCOMM, Inc.(e)
1,250,000	0.000	10/02/18	1,249,691
Schlumberger Holdings Corp.(e)
2,600,000	0.000	10/04/18	2,599,491
Sempra Energy Holdings(e)
2,150,000	0.000	10/09/18	2,148,407
Suncor Energy, Inc.(e)
3,000,000	0.000	12/03/18	2,986,129
UBS AG(b)(c) (3M USD LIBOR + 0.210%)
2,000,000	2.531	06/04/19	2,001,459
VW Credit, Inc.(e)
2,000,000	0.000	01/07/19	1,985,271
2,000,000	0.000	01/08/19	1,985,119

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
VW Credit, Inc.(e) – (continued)
$2,050,000	0.000%	03/20/19	$2,022,751

			66,510,729

TOTAL SHORT-TERM INVESTMENTS
(Cost $129,111,448)			$129,149,845

TOTAL INVESTMENTS – 98.7%
(Cost $609,334,184)			$606,530,708

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			8,030,115

NET ASSETS – 100.0%			$614,560,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $161,865,448, which represents approximately 26.3% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $17,142,652, which represents approximately 2.8% of the Fund’s net assets as of September 30, 2018.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial requirements on futures transactions.
(g)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
SOFR	—Secured Overnight Financing Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	13	12/31/18	$2,739,547	$(7,658)
Short position contracts:
Eurodollars	(87)	03/18/19	(21,132,300)	265,149
Eurodollars	(243)	06/17/19	(58,933,575)	672,792
Eurodollars	(124)	09/16/19	(30,045,200)	499,357
Eurodollars	(124)	12/16/19	(30,026,600)	502,188
Eurodollars	(132)	03/16/20	(31,955,550)	505,846
Eurodollars	(79)	06/15/20	(19,123,925)	298,246
Eurodollars	(51)	09/14/20	(12,346,462)	128,657
Eurodollars	(167)	12/14/20	(40,428,613)	185,288
Eurodollars	(143)	03/15/21	(34,625,663)	101,206
5 Year U.S. Treasury Notes	(155)	12/31/18	(17,433,867)	118,332
Total				$3,277,061
TOTAL FUTURES CONTRACTS				$3,269,403

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 40.1%
Collateralized Mortgage Obligations – 2.1%
Interest Only(a) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(b)(c) (1 year CMT + 2.912%)
$5,096	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X(b)(c) (1 year CMT + 2.999%)
13,878	0.000	07/25/33	—
FNMA STRIPS Series 151, Class 2
394	9.500	07/25/22	34
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(b) (6M USD LIBOR + 3.592%)
11,274	0.123	08/25/33	57
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(b) (6M USD LIBOR + 3.176%)
1,887	0.320	07/25/33	31

			122

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M LIBOR + 37.567%)
26,459	27.937	02/16/32	35,627

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
937	0.000	10/25/21	917

Regular Floater(b) – 0.7%
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
891,353	2.530	10/07/20	891,875
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
1,541,101	2.550	11/05/20	1,542,607

			2,434,482

Sequential Fixed Rate – 1.3%
FHLMC REMIC Series 2329, Class ZA
407,024	6.500	06/15/31	443,191
FHLMC REMIC Series 4273, Class PD
650,213	6.500	11/15/43	727,242
FNMA REMIC Series 2011-52, Class GB
648,483	5.000	06/25/41	687,026
FNMA REMIC Series 2011-99, Class DB
646,043	5.000	10/25/41	682,382
FNMA REMIC Series 2012-111, Class B
82,635	7.000	10/25/42	92,374
FNMA REMIC Series 2012-153, Class B
354,391	7.000	07/25/42	397,663
GNMA REMIC Series 2002-42, Class KZ
1,098,082	6.000	06/16/32	1,183,322

			4,213,200

Sequential Floating Rate(b) – 0.1%
FHLMC REMIC Series 1760, Class ZB (10Y – 0.600%)
57,126	2.260	05/15/24	56,196

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
217,556	3.167	11/25/29	219,407

			275,603

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$6,959,951

Federal Agencies – 38.0%
Adjustable Rate FHLMC(b) – 0.1%
(1 Year CMT + 2.224%)
$31,851	3.474%	11/01/32	$33,434
(1 year CMT + 2.250%)
421,434	3.451	09/01/33	437,137

			470,571

Adjustable Rate FNMA(b) – 0.6%
(12M USD LIBOR + 1.670%)
19,178	3.420	11/01/32	19,956
(12M USD LIBOR + 1.591%)
35,740	3.466	12/01/32	37,064
(6M USD LIBOR + 1.413%)
499,133	3.913	05/01/33	510,564
(1 year CMT + 2.220%)
14,207	4.128	06/01/33	14,850
(12M USD LIBOR + 1.659%)
452,694	3.509	10/01/33	471,390
(1 year CMT + 2.196%)
433,799	3.612	02/01/35	455,910
(12M USD LIBOR + 1.492%)
455,107	3.449	09/01/35	471,776

			1,981,510

Adjustable Rate GNMA(b) – 0.6%
(1 year CMT + 1.500%)
27,457	3.625	06/20/23	27,712
14,876	2.750	07/20/23	15,029
13,873	2.750	08/20/23	14,017
34,018	2.750	09/20/23	34,379
11,698	3.375	03/20/24	11,821
103,041	3.625	04/20/24	104,515
12,285	3.625	05/20/24	12,536
101,859	3.625	06/20/24	103,019
63,262	2.750	07/20/24	64,055
84,583	2.750	08/20/24	85,659
25,785	2.750	09/20/24	26,117
36,092	3.125	11/20/24	36,600
37,266	3.125	12/20/24	37,798
24,366	3.375	01/20/25	24,671
13,591	3.375	02/20/25	13,764
50,187	3.625	05/20/25	50,856
39,602	2.750	07/20/25	40,183
17,681	3.375	02/20/26	17,939
979	2.750	07/20/26	995
47,882	3.375	01/20/27	48,656
19,203	3.375	02/20/27	19,516
144,855	3.625	04/20/27	147,314
13,026	3.625	05/20/27	13,246
19,826	3.625	06/20/27	20,173

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(1 year CMT + 1.500%) – (continued)
$7,370	3.125%	11/20/27	$7,515
22,801	3.125	12/20/27	23,255
51,054	3.375	01/20/28	51,958
17,668	3.375	02/20/28	17,983
17,805	3.375	03/20/28	18,113
77,462	2.750	07/20/29	79,118
49,684	2.750	08/20/29	50,752
9,231	2.750	09/20/29	9,423
43,617	3.125	10/20/29	44,605
55,901	3.125	11/20/29	57,173
11,694	3.125	12/20/29	11,963
17,233	3.375	01/20/30	17,597
7,144	3.375	02/20/30	7,291
45,718	3.375	03/20/30	46,694
51,948	3.625	04/20/30	53,026
135,062	3.625	05/20/30	137,927
14,298	3.625	06/20/30	14,609
125,684	2.750	07/20/30	128,538
20,124	2.750	09/20/30	20,604
41,874	3.125	10/20/30	42,876
70,209	3.375	03/20/32	71,801

			1,883,391

FHLMC – 2.5%
4,985	5.000	06/01/19	5,004
12,401	6.500	07/01/21	12,974
1,149	6.500	08/01/22	1,191
23,370	9.000	10/01/22	24,839
64,593	4.500	10/01/23	66,699
317,803	5.000	08/01/24	329,838
31,613	6.500	07/01/28	32,686
365,939	4.500	03/01/29	377,869
3,975	8.000	07/01/30	4,576
1,610	7.500	12/01/30	1,612
27,683	7.000	04/01/31	29,551
15,540	5.000	08/01/33	16,497
2,950	5.000	09/01/33	3,132
6,208	5.000	10/01/33	6,591
11,522	5.500	09/01/34	12,486
3,861	5.000	11/01/34	4,105
216,681	5.000	12/01/34	230,372
698	5.500	03/01/35	753
10,756	5.000	07/01/35	11,435
1,565	5.500	07/01/35	1,686
3,134	5.000	11/01/35	3,328
2,830	5.500	11/01/35	3,067
21,016	5.000	12/01/35	22,316
45,182	5.500	01/01/36	48,986
166	5.500	02/01/36	180
1,463	6.000	06/01/36	1,565
28,398	5.000	02/01/37	30,110
2,785	5.000	03/01/38	2,957
60,361	5.500	03/01/38	65,541
25,396	5.500	04/01/38	27,576
5,385	5.500	11/01/38	5,878
7,377	5.500	12/01/38	7,968
309,283	7.000	02/01/39	348,729

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
1,815	5.500	03/01/39	1,944
129,124	5.000	07/01/39	137,083
2,910	5.500	10/01/39	3,160
7,818	5.500	03/01/40	8,493
17,059	4.000	06/01/40	17,404
15,227	5.500	06/01/40	16,534
8,309	5.000	08/01/40	8,814
557,372	5.500	08/01/40	604,534
2,274	4.500	11/01/40	2,370
164,325	4.000	02/01/41	167,475
1,318	5.000	04/01/41	1,403
7,465	5.000	06/01/41	7,919
312,050	5.000	07/01/41	331,722
10,890	4.000	11/01/41	11,100
17,425	3.000	05/01/42	16,816
17,818	3.000	08/01/42	17,195
19,897	3.000	01/01/43	19,184
70,763	3.000	02/01/43	68,228
1,976,815	4.500	08/01/48	2,042,474
2,987,928	4.500	09/01/48	3,087,314

			8,313,263

FNMA – 18.3%
4,829	6.500	08/01/19	5,294
3,852	9.500	10/01/20	3,867
114,134	5.500	02/01/23	121,775
207,350	5.500	08/01/23	221,231
66,846	6.000	11/01/28	73,311
4,089	6.500	11/01/28	4,256
45,816	7.000	07/01/31	49,098
735	5.500	03/01/33	794
3,692	6.000	03/01/33	4,055
2,465,374	5.500	04/01/33	2,666,169
1,743	6.000	05/01/33	1,902
4,931	5.000	07/01/33	5,215
507,201	5.500	07/01/33	533,918
19,148	5.000	08/01/33	20,258
3,933	5.500	09/01/33	4,263
18,064	5.500	12/01/33	19,594
891	6.000	12/01/33	981
4,804	5.500	02/01/34	5,209
1,217	5.500	03/01/34	1,323
920	5.500	04/01/34	997
5,939	5.500	05/01/34	6,450
46	5.500	06/01/34	49
6,491	5.500	08/01/34	7,037
3,674	5.500	09/01/34	3,989
2,598	5.500	10/01/34	2,814
2,117	5.500	11/01/34	2,300
29,106	5.500	12/01/34	31,602
5,679	5.500	04/01/35	6,167
149,098	6.000	04/01/35	163,265
4,446	5.000	05/01/35	4,723
2,970	5.500	05/01/35	3,216
6,477	5.000	07/01/35	6,855
6,797	5.500	07/01/35	7,365
1,762	5.000	08/01/35	1,869

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$600	5.500%	08/01/35		$649
5,859	5.500	09/01/35		6,349
65,528	6.000	10/01/35		72,032
35,493	6.000	11/01/35		38,856
2,725	5.500	12/01/35		2,959
116	5.500	02/01/36		126
32,307	6.000	03/01/36		35,537
50,593	6.000	04/01/36		55,441
2,332	4.500	07/01/36		2,429
401	5.500	02/01/37		435
12,833	5.500	04/01/37		13,915
154	5.500	06/01/37		168
648,897	5.500	08/01/37		702,661
190,834	6.000	10/01/37		209,590
237	5.500	12/01/37		258
8,610	5.500	02/01/38		9,328
3,183	5.500	03/01/38		3,460
6,000	6.000	03/01/38		6,593
15,237	5.500	04/01/38		16,559
4,958	5.500	05/01/38		5,389
467	5.500	06/01/38		509
1,046	5.500	07/01/38		1,137
900	5.500	08/01/38		978
931	5.500	09/01/38		1,011
283	5.500	12/01/38		308
6,220	5.500	02/01/39		6,760
189,293	7.000	03/01/39		211,666
2,636	4.500	04/01/39		2,744
9,818	4.500	05/01/39		10,275
4,739	5.500	06/01/39		5,150
4,984	4.000	08/01/39		5,085
19,340	4.500	08/01/39		20,242
35,433	5.000	09/01/39		37,624
4,163	5.500	11/01/39		4,524
400,861	4.500	12/01/39		419,542
228,076	5.000	07/01/40		244,193
18,403	4.500	01/01/41		19,171
264,583	5.000	03/01/41		281,214
68,016	5.000	04/01/41		72,110
185,124	4.500	05/01/41		192,664
104,844	5.000	07/01/41		111,434
129,339	4.500	08/01/41		134,659
137,141	5.000	10/01/41		145,761
223,633	5.000	04/01/42		237,690
102,451	4.500	08/01/42		106,905
15,789	3.000	11/01/42		15,239
197,337	3.000	12/01/42		190,583
501,176	3.000	01/01/43		484,028
96,372	3.000	02/01/43		93,074
585,169	3.000	03/01/43		565,145
962,951	3.000	04/01/43		930,074
651,939	3.000	05/01/43		629,836
113,241	3.000	06/01/43		109,401
1,011,595	3.000	07/01/43		977,295
2,351,427	4.500	10/01/44		2,436,758
1,278,292	4.500	04/01/45		1,337,463
146,547	4.500	05/01/45		153,422

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
842,601	4.500	06/01/45		874,495
784,397	4.000	11/01/45		794,449
248,137	4.000	03/01/46		251,212
23,484	4.500	05/01/46		24,300
170,090	4.000	06/01/46		172,134
42,495	4.000	08/01/46		43,006
295,374	4.500	08/01/46		305,493
280,812	4.000	10/01/46		284,186
23,914	4.500	05/01/47		24,707
70,511	4.500	06/01/47		73,686
456,853	4.500	10/01/47		472,503
607,450	4.000	12/01/47		617,393
599,557	4.000	01/01/48		609,370
2,018,089	4.000	02/01/48		2,049,388
1,672,751	4.000	03/01/48		1,697,515
932,749	4.500	04/01/48		963,537
980,042	4.000	05/01/48		994,551
1,967,322	4.000	06/01/48		1,999,522
2,967,520	4.500	06/01/48		3,064,081
990,138	4.000	07/01/48		1,006,344
984,387	5.000	07/01/48		1,035,101
998,240	3.500	01/01/57		973,303
1,000,000	3.500	TBA-30yr	(d)	984,063
20,000,000	4.000	TBA-30yr	(d)	20,193,750
6,000,000	4.500	TBA-30yr	(d)	6,189,375

				61,067,083

GNMA – 15.9%
57,577	7.000	12/15/27		63,335
12,929	6.500	08/15/28		14,185
83,180	6.000	01/15/29		89,870
138,555	7.000	10/15/29		153,398
38,316	5.500	11/15/32		41,212
641,855	5.500	12/15/32		694,768
21,794	5.500	01/15/33		23,391
57,568	5.500	02/15/33		62,221
54,899	5.500	03/15/33		59,336
58,687	5.500	07/15/33		63,436
27,234	5.500	08/15/33		29,436
14,719	5.500	09/15/33		15,908
39,063	5.500	04/15/34		42,338
9,577	5.500	05/15/34		10,269
354,308	5.500	06/15/34		384,705
251,122	5.500	09/15/34		272,603
249,540	5.500	12/15/34		271,021
181,749	5.500	01/15/35		197,382
138,219	5.000	03/15/38		145,896
1,553	5.000	11/15/38		1,655
8,845	4.000	02/20/41		9,070
13,469	4.000	11/20/41		13,812
2,228	4.000	01/20/42		2,284
7,117	4.000	04/20/42		7,296
4,005	4.000	10/20/42		4,105
532,564	4.000	08/20/43		545,795
5,358,211	4.000	10/20/43		5,484,632
7,626	4.000	03/20/44		7,799
9,240	4.000	05/20/44		9,449

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$640,970	4.000%	11/20/44		$655,492
2,873,940	4.000	06/20/45		2,936,359
2,077,762	4.000	07/20/45		2,122,888
743,708	4.000	01/20/46		759,629
734,109	4.000	04/20/47		748,217
129,761	4.000	10/20/47		132,093
851,158	4.500	05/20/48		881,447
144,522	4.500	06/20/48		149,665
18,951,447	4.500	07/20/48		19,613,772
4,990,252	4.500	08/20/48		5,163,546
11,000,000	4.500	TBA-30yr	(d)	11,366,953

				53,250,668

TOTAL FEDERAL AGENCIES				$126,966,486

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $134,577,514)				$133,926,437

Agency Debentures – 12.4%
FHLB
$2,200,000	1.875%	03/13/20		$2,170,630
3,700,000	2.125	06/09/23		3,558,298
2,100,000	3.375	09/08/23		2,132,712
300,000	3.375	12/08/23		305,060
FNMA
4,260,000	2.320 (b)	01/30/20		4,249,632
(SOFR + 0.160%)
1,400,000	1.875	09/24/26		1,270,878
2,600,000	6.250	05/15/29		3,275,090
4,000,000	6.625	11/15/30		5,293,920
Hashemite Kingdom of Jordan Government AID Bond(e)
4,600,000	2.503	10/30/20		4,560,716
Israel Government AID Bond(e)
1,400,000	5.500	09/18/23		1,551,984
500,000	5.500	12/04/23		555,670
700,000	5.500	04/26/24		782,306
NCUA Guaranteed Notes Series A4(e)
3,400,000	3.000	06/12/19		3,408,368
New Valley Generation V
1,408,789	4.929	01/15/21		1,449,718
Tennessee Valley Authority
6,500,000	3.875	02/15/21		6,636,630

TOTAL AGENCY DEBENTURES
(Cost $42,056,236)				$41,201,612

Asset-Backed Securities – 10.7%
Automotive – 3.3%
Ally Master Owner Trust Series 2018-1, Class A2
$4,100,000	2.700%	01/17/23		$4,043,860
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A(f)
2,150,000	2.630	12/20/21		2,117,676
Chesapeake Funding II LLC Series 2017-2A, Class A1(f)
1,409,972	1.990	05/15/29		1,396,694

Asset-Backed Securities – (continued)
Automotive – (continued)
Ford Credit Auto Owner Trust Series 2016-2, Class A(f)
400,000	2.030	12/15/27		387,145
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(f)
1,250,000	1.960	05/17/21		1,243,677
Mercedes-Benz Master Owner Trust Series 2017-BA, Class A(b)(f) (1M LIBOR + 0.420%)
1,850,000	2.578	05/16/22		1,855,348

				11,044,400

Student Loan(b) – 7.4%
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
191,673	2.509	11/22/24		191,672
Access Group, Inc. Series 2015-1, Class A(f) (1M USD LIBOR + 0.700%)
519,755	2.765	07/25/56		518,160
ECMC Group Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.350%)
1,377,186	3.415	07/26/66		1,403,984
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(f) (1M USD LIBOR + 0.800%)
1,129,762	2.865	10/25/56		1,129,807
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(f) (1M USD LIBOR + 0.800%)
2,750,000	2.865	04/26/32		2,762,693
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(f) (3M LIBOR + 0.110%)
1,190,435	2.421	11/25/26		1,186,445
Higher Education Funding I Series 2014-1, Class A(f) (3M USD LIBOR + 1.050%)
1,363,685	3.380	05/25/34		1,372,226
Navient Student Loan Trust Series 2016-5A, Class A(f) (1M USD LIBOR + 1.250%)
3,096,158	3.315	06/25/65		3,174,524
Navient Student Loan Trust Series 2016-7A, Class A(f) (1M USD LIBOR + 1.150%)
1,432,219	3.215	03/25/66		1,455,762
Navient Student Loan Trust Series 2017-4A, Class A2(f) (1M USD LIBOR + 0.500%)
850,000	2.565	09/27/66		853,622
Navient Student Loan Trust Series 2017-5A, Class A(f) (1M USD LIBOR + 0.800%)
2,970,912	2.865	07/26/66		2,999,353
Nelnet Student Loan Trust Series 2013-5A, Class A(f) (1M USD LIBOR + 0.630%)
285,613	2.695	01/25/37		285,702
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
606,835	3.260	07/25/41		605,533
PHEAA Student Loan Trust Series 2016-1A, Class A(f) (1M USD LIBOR + 1.150%)
1,442,195	3.215	09/25/65		1,463,608
Scholar Funding Trust Series 2013-A, Class A(f) (1M USD LIBOR + 0.650%)
1,716,600	2.723	01/30/45		1,709,376

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
$22,217	2.590%		01/25/23	$22,217
SLM Student Loan Trust Series 2004-8A, Class A6(f) (3M USD LIBOR + 0.630%)
850,000	2.990		01/25/40	852,350
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
1,690,182	4.060		07/25/23	1,734,015
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
800,000	3.208		05/01/35	802,776
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
79,095	2.490		01/26/26	79,064

				24,602,889

TOTAL ASSET-BACKED SECURITIES
(Cost $35,436,960)				$35,647,289

Municipal Debt Obligations – 1.9%
Alaska(b) – 0.6%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.000%)
$2,046,815	2.716%		08/25/31	$2,048,934

New Hampshire(b)(g) – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
1,200,000	3.185		10/25/37	1,210,806

New Jersey – 0.7%
New Jersey Economic Development Authority Series A
2,000,000	7.425		02/15/29	2,398,440

Texas(b)(g) – 0.2%
Brazos Higher Education Authority, Inc. Series 2005-2, Class I-A12 (3M USD LIBOR + 0.000%)
591,129	2.533		03/27/23	590,167

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,813,240)				$6,248,347

U.S. Treasury Obligations – 43.1%
United States Treasury Bonds
$3,830,000	3.625	%(h)	02/15/44	$4,114,143
3,320,000	3.125		08/15/44	3,278,106
3,200,000	3.000		11/15/44	3,088,766
1,570,000	2.875		08/15/45	1,478,266
11,110,000	2.875		11/15/46	10,449,624
60,000	3.000		05/15/47	57,801
5,080,000	2.750		11/15/47	4,651,981
2,800,000	3.000		08/15/48	2,695,195
United States Treasury Notes
7,070,000	2.375		04/30/20	7,026,880
23,400,000	2.500		06/30/20	23,283,408

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
15,440,000	2.625		06/15/21	15,340,022
820,000	1.875		01/31/22	793,286
500,000	2.000	(h)	07/31/22	483,402
8,040,000	2.625		06/30/23	7,926,904
19,300,000	2.125		07/31/24	18,418,593
5,670,000	2.125		09/30/24	5,403,398
3,600,000	2.125		11/30/24	3,425,313
4,060,000	2.750		06/30/25	3,995,899
7,260,000	2.875		07/31/25	7,198,942
400,000	2.000		08/15/25	374,896
9,180,000	1.625		05/15/26	8,305,522
4,570,000	2.250		02/15/27	4,302,118
United States Treasury Strip Coupon(c)
6,400,000	0.000		11/15/35	3,696,250
1,300,000	0.000		05/15/36	738,410
6,000,000	0.000		11/15/37	3,246,328

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $147,329,568)				$143,773,453

Shares			Distribution Rate	Value
Investment Company(i) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
99,671			2.060%	$99,671
(Cost $99,671)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $365,313,189)				$360,896,809

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments(c) – 1.8%
Commercial Paper – 1.8%
AT&T, Inc.
$1,831,000	0.000%		10/05/18	$1,830,156
700,000	0.000		10/09/18	699,488
Marriott International, Inc.
1,000,000	0.000		11/19/18	996,416
Mondelez International, Inc.
1,500,000	0.000		10/02/18	1,499,603
VW Credit, Inc.
1,150,000	0.000		03/20/19	1,134,714

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,161,433)				$6,160,377

TOTAL INVESTMENTS – 110.0%
(Cost $371,474,622)				$367,057,186

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.0)%				(33,355,209)

NET ASSETS – 100.0%				$333,701,977

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $38,734,141 which represents approximately 11.6% of the Fund’s net assets as of September 30, 2018.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $10,859,044, which represents approximately 3.3% of the Fund’s net assets as of September 30, 2018.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $28,168,152, which represents approximately 8.4% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	10/11/18	$2,000,000	$(1,913,594)
FNMA	5.000	TBA-30yr	10/11/18	1,000,000	(1,049,687)
GNMA	4.000	TBA-30yr	10/18/18	6,000,000	(6,100,313)
TOTAL (Proceeds Receivable: $9,092,500)					$(9,063,594)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	51	12/14/20	$12,346,462	$5,539
Ultra 10 Year U.S. Treasury Notes	68	12/19/18	8,568,000	(133,468)
2 Year U.S. Treasury Notes	163	12/31/18	34,349,703	7,983
5 Year U.S. Treasury Notes	94	12/31/18	10,572,797	9,007
10 Year U.S. Treasury Notes	6	12/19/18	712,688	(6,011)
Total				$(116,950)
Short position contracts:
Eurodollars	(2)	12/17/18	(486,700)	3,747
Eurodollars	(28)	06/17/19	(6,790,700)	69,253
Eurodollars	(51)	12/16/19	(12,349,650)	18,166
Eurodollars	(34)	03/16/20	(8,230,975)	10,971
Eurodollars	(34)	06/15/20	(8,230,550)	10,121
Eurodollars	(34)	09/14/20	(8,230,975)	8,421
U.S. Long Bonds	(5)	12/19/18	(702,500)	18,105
Ultra Long U.S. Treasury Bonds	(28)	12/19/18	(4,319,875)	87,138
Total				$225,922
TOTAL FUTURES CONTRACTS				$108,972

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 1.2%
Supranational – 1.2%
International Bank for Reconstruction & Development (SOFR+0.220%)
$9,000,000	2.470%	08/21/20	$9,001,620
(Cost $9,000,000)

Mortgage-Backed Obligations – 31.1%
Collateralized Mortgage Obligations – 22.9%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$13	1,004.961%	12/25/20	$32

Regular Floater(a) – 21.6%
FHLMC REMIC Series 1826, Class F (1M LIBOR + 0.400%)
8,310	2.463	09/15/21	8,323
FHLMC REMIC Series 3049, Class FP (1M LIBOR + 0.350%)
3,021,114	2.508	10/15/35	3,028,729
FHLMC REMIC Series 3208, Class FB (1M LIBOR + 0.400%)
409,463	2.558	08/15/36	410,471
FHLMC REMIC Series 3208, Class FD (1M LIBOR + 0.400%)
998,909	2.463	08/15/36	1,004,665
FHLMC REMIC Series 3208, Class FG (1M LIBOR + 0.400%)
971,911	2.463	08/15/36	977,512
FHLMC REMIC Series 3307, Class FA (1M LIBOR + 0.430%)
7,237,025	2.493	07/15/34	7,275,002
FHLMC REMIC Series 3312, Class HF (1M LIBOR + 0.300%)
3,305,404	2.363	08/15/33	3,312,373
FHLMC REMIC Series 3371, Class FA (1M LIBOR + 0.600%)
666,013	2.663	09/15/37	674,820
FHLMC REMIC Series 3374, Class FT (1M LIBOR + 0.300%)
132,358	2.363	04/15/37	132,358
FHLMC REMIC Series 3471, Class FB (1M LIBOR + 1.000%)
1,418,305	3.063	08/15/35	1,450,457
FHLMC REMIC Series 3545, Class FA (1M LIBOR + 0.850%)
200,564	2.913	06/15/39	203,130
FHLMC REMIC Series 4039, Class FA (1M LIBOR + 0.500%)
2,301,505	2.563	05/15/42	2,322,785
FHLMC REMIC Series 4272, Class FD (1M LIBOR + 0.350%)
4,036,301	2.413	11/15/43	4,046,959
FHLMC REMIC Series 4316, Class FY (1M LIBOR + 0.400%)
1,288,070	2.463	11/15/39	1,291,701
FHLMC REMIC Series 4477, Class FG (1M LIBOR + 0.300%)
4,025,061	2.392	10/15/40	4,018,724
FHLMC REMIC Series 4508, Class CF (1M LIBOR + 0.400%)
9,825,548	2.463	09/15/45	9,884,174
FHLMC REMIC Series 4751, Class EF (1M LIBOR + 0.250%)
11,588,245	2.313	05/15/41	11,578,485
FHLMC REMIC Series 4751, Class FA (1M LIBOR + 0.250%)
9,213,257	2.313	03/15/39	9,209,464
FHLMC STRIPS Series 237, Class F23 (1M LIBOR + 0.400%)
270,142	2.558	05/15/36	270,892
FHLMC STRIPS Series 350, Class F2 (1M LIBOR + 0.350%)
14,043,549	2.442	09/15/40	13,991,573
FNMA REMIC Series 1998-66, Class FC (1M LIBOR + 0.500%)
30,082	2.560	11/17/28	30,233

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
FNMA REMIC Series 2006-42, Class CF (1M LIBOR + 0.450%)
6,476,921	2.515	06/25/36	6,522,225
FNMA REMIC Series 2006-72, Class XF (1M LIBOR + 0.500%)
257,266	2.565	08/25/36	258,707
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
41,877	2.415	04/25/37	41,995
FNMA REMIC Series 2007-36, Class F (1M LIBOR + 0.230%)
862,651	2.295	04/25/37	861,260
FNMA REMIC Series 2007-92, Class OF (1M LIBOR + 0.570%)
317,363	2.635	09/25/37	320,529
FNMA REMIC Series 2008-22, Class FD (1M LIBOR + 0.840%)
390,510	2.905	04/25/48	397,798
FNMA REMIC Series 2009-66, Class FP (1M LIBOR + 0.900%)
15,574,283	2.965	09/25/39	15,939,356
FNMA REMIC Series 2009-75, Class MF (1M LIBOR + 1.150%)
564,635	3.215	09/25/39	579,614
FNMA REMIC Series 2010-123, Class FL (1M LIBOR + 0.430%)
1,345,509	2.495	11/25/40	1,351,934
FNMA REMIC Series 2010-8, Class FE (1M LIBOR + 0.790%)
7,156,168	2.855	02/25/40	7,265,597
FNMA REMIC Series 2011-110, Class FE (1M LIBOR + 0.400%)
2,213,337	2.465	04/25/41	2,222,109
FNMA REMIC Series 2011-53, Class FT (1M LIBOR + 0.580%)
507,673	2.796	06/25/41	513,181
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
479,336	2.515	07/25/41	482,246
FNMA REMIC Series 2012-110, Class MF (1M LIBOR + 0.460%)
4,543,150	2.525	10/25/42	4,578,849
FNMA REMIC Series 2012-56, Class FG (1M LIBOR + 0.500%)
1,502,515	2.716	03/25/39	1,508,882
FNMA REMIC Series 2013-96, Class FW (1M LIBOR + 0.400%)
124,516	2.465	09/25/43	125,089
FNMA REMIC Series 2014-19, Class FA (1M LIBOR + 0.400%)
1,145,111	2.465	11/25/39	1,148,189
FNMA REMIC Series 2014-19, Class FJ (1M LIBOR + 0.400%)
1,283,992	2.465	11/25/39	1,287,482
FNMA REMIC Series 2016-1, Class FT (1M LIBOR + 0.350%)
5,195,078	2.415	02/25/46	5,208,982
FNMA REMIC Series 2016-23, Class FT (1M LIBOR + 0.500%)
1,036,416	2.655	11/25/45	1,046,480
FNMA REMIC Series 2017-45, Class FA (1M LIBOR + 0.320%)
8,759,419	2.402	06/25/47	8,771,267
FNMA REMIC Series 2017-96, Class FC (1M LIBOR + 0.400%)
13,147,843	2.465	12/25/57	13,213,769
GNMA REMIC Series 2008-51, Class FG (1M LIBOR + 0.770%)
1,632,912	2.834	06/16/38	1,664,094
GNMA REMIC Series 2010-53, Class FC (1M LIBOR + 0.820%)
683,369	2.897	04/20/40	694,067
GNMA REMIC Series 2011-101, Class EF (1M LIBOR + 0.860%)
5,776,814	2.924	10/16/39	5,885,320
GNMA REMIC Series 2011-117, Class FJ (1M LIBOR + 0.870%)
3,958,501	2.947	08/20/41	4,042,288
GNMA REMIC Series 2012-12, Class HF (1M LIBOR + 0.400%)
853,883	2.565	01/20/42	855,003
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
290,385	2.571	01/08/20	290,499

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
$1,026,574	2.480%	02/06/20	$1,026,494
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
795,030	2.471	03/11/20	794,968
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,264,394	2.530	10/07/20	1,265,135
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A (1M LIBOR + 0.470%)
3,042,796	2.550	11/05/20	3,045,768

			168,332,006

Sequential Fixed Rate – 0.1%
FHLMC REMIC Series 4248, Class LM
575,956	6.500	05/15/41	643,309

Sequential Floating Rate(a) – 1.2%
FHLMC REMIC Series 3588, Class CW (1M USD LIBOR + 0.000%)
1,088,492	3.675	10/15/37	1,149,382
FNMA REMIC Series 1990-145, Class A (1 year CMT + 0.000%)
5,158	2.859	12/25/20	5,171
FNMA REMIC Series 1997-20, Class F (1 year CMT + 0.000%)
81,169	2.339	03/25/27	81,114
Holmes Master Issuer PLC Series 2018-1A, Class A2(c) (3M USD LIBOR + 0.360%)
3,200,000	2.708	10/15/54	3,199,049
Permanent Master Issuer PLC Series 2018-1A, Class 1A1(c) (3M USD LIBOR + 0.380%)
4,500,000	2.747	07/15/58	4,495,941

			8,930,657

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$177,906,004

Commercial Mortgage-Backed Securities(a) – 5.8%
Sequential Floating Rate – 5.8%
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
$1,668,900	2.454%	01/25/21	$1,669,037
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A (1M LIBOR + 0.380%)
4,901,972	2.494	08/25/23	4,901,968
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M LIBOR + 0.450%)
3,379,234	2.564	06/25/23	3,380,047
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M LIBOR + 0.370%)
5,192,736	2.484	04/25/24	5,203,028
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M LIBOR + 0.370%)
9,333,668	2.484	05/25/24	9,333,661
FHLMC Multifamily Structured Pass-Through Certificates Series J15L, Class AFL (1M LIBOR + 0.350%)
7,733,007	2.464	08/25/25	7,765,131

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities(a) – (continued)
Sequential Floating Rate – (continued)
FNMA ACES Series 2017-M13, Class FA (1M LIBOR + 0.400%)
8,867,305	2.469	10/25/24	8,856,189
FHLMC Multifamily Structured Pass-Through Certificates Series KF42, Class A (1M LIBOR + 0.250%)
4,099,102	2.364	12/25/24	4,111,028

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$45,220,089

Federal Agencies – 2.4%
Adjustable Rate FHLMC(a) – 0.5%
(1 year CMT + 2.130%)
$11,338	6.885%	11/01/19	$11,389
(1 year CMT + 2.279%)
1,527,657	3.510	01/01/38	1,594,769
(12M MTA + 2.155%)
5,926	3.448	06/01/31	6,158
(12M USD LIBOR + 1.750%)
669,156	4.169	05/01/35	701,787
(12M USD LIBOR + 1.860%)
845,144	4.435	05/01/34	884,159
(3 year CMT + 2.283%)
27,828	4.544	05/01/35	28,494
(3 year CMT + 2.552%)
345,193	4.003	08/01/28	353,872
(6M CMT + 2.235%)
109,066	3.959	05/01/29	112,074
(6M USD LIBOR + 2.268%)
57,941	4.268	12/01/30	59,994
(COF + 1.110%)
696	1.897	06/01/19	694
(COF + 1.198%)
4,932	2.448	02/01/31	4,944
(COF + 1.249%)
13,697	4.437	06/01/30	14,496
(COF + 1.250%)
271	2.145	03/01/19	270
(COF + 1.250%)
1,355	4.456	01/01/20	1,369
(COF + 1.250%)
4,066	2.145	05/01/21	4,062
(COF + 1.250%)
1,513	2.145	10/01/26	1,518
(COF + 1.250%)
6,389	4.087	06/01/29	6,757
(COF + 1.250%)
18,429	2.066	04/01/30	18,503
(COF + 1.625%)
14	2.375	02/01/19	14
(COF + 1.916%)
5,071	2.735	11/01/19	5,066

			3,810,389

Adjustable Rate FNMA(a) – 0.6%
10,279	3.258	05/20/22	10,243
66,327	3.298	06/20/24	66,100

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
(1 year CMT + 2.000%)
$1,356	6.890%	02/01/22	$1,387
(1 year CMT + 2.266%)
564,607	4.178	07/01/33	588,964
(1 year CMT + 2.360%)
216,954	4.162	11/01/34	227,738
(1 year CMT + 3.119%)
6,090	7.074	05/01/20	6,179
(12M MTA + 1.200%)
4,442	2.947	02/01/41	4,500
(12M MTA + 1.400%)
50,487	3.147	06/01/40	51,443
(12M USD LIBOR + 1.550%)
2,051,039	2.635	09/01/44	2,076,077
(12M USD LIBOR + 1.957%)
1,071,371	3.847	03/01/37	1,135,441
(6M USD LIBOR + 1.774%)
28,155	4.128	02/01/23	28,580
(6M USD LIBOR + 1.869%)
128,062	4.310	01/01/24	130,529
(6M USD LIBOR + 1.925%)
118,448	4.181	03/01/24	120,914
(COF + 1.250%)
157	2.125	10/01/18	157
(COF + 1.250%)
702	2.026	01/01/19	702
(COF + 1.250%)
950	6.062	04/01/19	951
(COF + 1.250%)
28,488	2.012	05/01/19	28,467
(COF + 1.250%)
10,722	2.052	06/01/20	10,714
(COF + 1.250%)
5,984	3.467	06/01/27	6,035
(COF + 1.250%)
4,087	4.250	12/01/27	4,325
(COF + 1.250%)
4,892	4.496	01/01/28	5,178
(COF + 1.250%)
4,037	2.046	06/01/29	4,065
(COF + 1.250%)
5,794	2.185	06/01/29	5,827
(COF + 1.254%)
3,011	4.001	05/01/36	3,054
(COF + 1.650%)
764	4.052	08/01/19	765

			4,518,335

Adjustable Rate GNMA(a) – 0.1%
(1 year CMT + 1.500%)
620,276	3.625	04/20/33	634,395
152,124	3.625	05/20/33	157,343
301,867	2.750	08/20/34	309,965

			1,101,703

Mortgage-Backed Obligations – (continued)
FHLMC – 0.0%
11,195	5.500	01/01/20	11,283
20,110	7.000	04/01/21	20,471
13,926	7.000	08/01/21	14,276
49,870	7.000	05/01/22	51,454
129,597	7.000	06/01/22	133,401
1,120	4.500	05/01/23	1,157

			232,042

FNMA – 1.2%
411	5.000	09/01/19	414
1,332	5.000	01/01/20	1,372
14,914	7.000	07/01/21	15,256
38,253	7.000	11/01/21	39,307
25,772	7.000	12/01/21	25,906
62,036	7.000	01/01/22	62,906
8,255	7.000	02/01/22	8,477
42,633	7.000	01/01/28	45,093
18,834	6.500	04/01/33	21,019
18,243	6.000	05/01/38	19,928
22,812	6.000	11/01/38	25,013
51,836	6.000	09/01/39	56,830
19,306	6.000	10/01/39	21,129
13,261	6.000	10/01/40	14,534
18,961	6.000	05/01/41	20,780
8,151,683	4.000	10/01/42	8,298,512
695,838	3.500	05/01/46	686,465

			9,362,941

GNMA – 0.0%
20,229	7.000	04/15/26	21,371

TOTAL FEDERAL AGENCIES			$19,046,781

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $242,369,897)			$242,172,874

Agency Debentures – 2.6%
FNMA(a)(SOFR + 0.160%)
$16,370,000	2.320%	01/30/20	$16,330,157
Hashemite Kingdom of Jordan Government AID Bond(d)
4,000,000	2.503	10/30/20	3,965,840

TOTAL AGENCY DEBENTURES
(Cost $20,370,000)			$20,295,997

Asset-Backed Securities(a) – 46.4%
Automotive – 6.1%
Ally Master Owner Trust Series 2017-3, Class A1 (1M LIBOR + 0.430%)
$11,500,000	2.588%	06/15/22	$11,534,950
Chesapeake Funding II LLC Series 2016-2A, Class A2(c) (1M USD LIBOR + 1.000%)
1,285,782	3.063	06/15/28	1,290,731

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Automotive – (continued)
Chesapeake Funding II LLC Series 2017-3A, Class A2(c) (1M USD LIBOR + 0.340%)
$4,193,316	2.403%	08/15/29	$4,196,881
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(c) (1M LIBOR + 0.430%)
9,650,000	2.588	07/15/22	9,675,582
Mercedes-Benz Master Owner Trust Series 2018-AA, Class A(c) (1M LIBOR + 0.260%)
16,500,000	2.418	05/16/22	16,497,335
Nissan Master Owner Trust Receivables Series 2017-C, Class A (1M LIBOR + 0.320%)
4,100,000	2.478	10/17/22	4,107,008

			47,302,487

Collateralized Loan Obligations(c) – 13.8%
AIMCO CLO Series 2014-AA, Class AR (3M USD LIBOR + 1.100%)
2,650,000	3.459	07/20/26	2,650,225
Anchorage Capital CLO Ltd. Series 2014-4RA, Class A (3M USD LIBOR + 1.050%)
3,600,000	3.409	01/28/31	3,589,373
Apex Credit CLO II LLC Series 2017-2A, Class A (3M USD LIBOR + 1.270%)
3,000,000	3.595	09/20/29	3,004,335
Barings CLO Ltd. Series 2018-3A, Class A1 (3M USD LIBOR + 0.950%)
4,000,000	3.020	07/20/29	3,976,120
Benefit Street Partners CLO II Ltd. Series 2013-IIA, Class A1R (3M USD LIBOR + 1.250%)
6,000,000	3.598	07/15/29	6,015,114
Carlyle Global Market Strategies CLO Ltd. Series 2015-2A, Class A1R (3M USD LIBOR + 0.780%)
5,450,000	3.146	04/27/27	5,432,914
CBAM CLO Management LLC Series 2017-2A, Class A (3M USD LIBOR + 1.240%)
3,500,000	3.593	10/17/29	3,503,231
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
1,700,000	3.557	06/09/30	1,703,533
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
2,500,000	3.598	07/15/26	2,500,278
ICG US CLO Ltd. Series 2014-1A, Class A1R (3M USD LIBOR + 1.220%)
4,000,000	3.579	01/20/30	4,002,004
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
4,750,000	3.603	07/17/29	4,752,954
LCM XVI LP Series 2017-16A, Class AR (3M USD LIBOR + 1.030%)
3,650,000	3.378	07/15/26	3,650,182
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,200,000	3.089	04/15/29	5,151,754

Asset-Backed Securities(a) – (continued)
Collateralized Loan Obligations(c) – (continued)
Newfleet CLO Ltd. Series 2016-1A, Class A1R (3M USD LIBOR + 0.950%)
5,450,000	3.309	04/20/28	5,441,514
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
408,201	3.729	11/22/25	408,426
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
10,000,000	3.442	04/26/31	9,989,270
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,650,000	3.203	04/17/27	3,638,145
OCP CLO Ltd. Series 2017-13A, Class A1A (3M USD LIBOR + 1.260%)
3,150,000	3.608	07/15/30	3,155,894
OFSI Fund VII Ltd. Series 2014-7A, Class AR (3M USD LIBOR + 0.900%)
3,550,000	3.255	10/18/26	3,544,810
Palmer Square Loan Funding Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 0.740%)
2,618,639	3.088	10/15/25	2,609,063
Sound Point CLO VI Ltd. Series 2014-2A, Class A2R (3M USD LIBOR + 1.140%)
2,250,000	3.499	10/20/26	2,250,234
TRESTLES CLO Ltd. Series 2017-1A, Class A1A (3M USD LIBOR + 1.290%)
6,350,000	3.650	07/25/29	6,357,150
Trinitas CLO II Ltd. Series 2014-2A, Class A1R (3M USD LIBOR + 1.180%)
6,250,000	3.528	07/15/26	6,250,725
Voya CLO Ltd. Series 2017-3A, Class A1A (3M USD LIBOR + 1.230%)
8,750,000	3.589	07/20/30	8,757,639
WhiteHorse X Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.930%)
3,750,000	3.010	04/17/27	3,749,955
Zais CLO 1 Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
1,700,000	3.748	04/15/26	1,699,998

			107,784,840

Credit Card – 11.0%
Bank of America Credit Card Trust Series 2014-A1, Class A (1M LIBOR + 0.380%)
5,650,000	2.443	06/15/21	5,655,689
CARDS II Trust Series 2017-1A, Class A(c) (1M LIBOR + 0.370%)
2,500,000	2.528	04/18/22	2,502,215
CARDS II Trust Series 2017-2A, Class A(c) (1M LIBOR + 0.260%)
3,600,000	2.418	10/17/22	3,601,674
CARDS II Trust Series 2018-1A, Class A(c) (1M LIBOR + 0.350%)
22,500,000	2.508	04/17/23	22,488,750

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Credit Card – (continued)
Chase Issuance Trust Series 2013-A9, Class A (1M LIBOR + 0.420%)
$10,000,000	2.483%	11/15/20	$10,004,589
Chase Issuance Trust Series 2018-A1, Class A1 (1M USD LIBOR + 0.200%)
12,000,000	2.263	04/17/23	12,016,732
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5 (1M LIBOR + 0.620%)
10,100,000	2.687	04/22/26	10,189,593
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1M LIBOR + 0.370%)
7,650,000	2.453	08/08/24	7,664,185
Golden Credit Card Trust Series 2017-4A, Class A(c) (1M LIBOR + 0.520%)
11,200,000	2.583	07/15/24	11,235,035

			85,358,462

Other(c) – 0.1%
Mill City Mortgage Loan Trust Series 2016-1, Class A1
700,050	2.500	04/25/57	682,863

Student Loan – 15.4%
Academic Loan Funding Trust Series 2013-1, Class A(c) (1M USD LIBOR + 0.800%)
2,362,744	2.865	12/26/44	2,355,237
Access Group, Inc. Series 2005-2, Class A3 (3M USD LIBOR + 0.180%)
223,142	2.509	11/22/24	223,141
Access Group, Inc. Series 2013-1, Class A(c) (1M USD LIBOR + 0.500%)
988,224	2.565	02/25/36	975,984
Access Group, Inc. Series 2015-1, Class A(c) (1M USD LIBOR + 0.700%)
1,117,474	2.765	07/25/56	1,114,043
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
1,972,065	2.865	02/25/41	1,969,936
ALG Student Loan Trust I Series 2006-1A, Class A3(c) (3M USD LIBOR + 0.150%)
5,262,400	2.509	10/28/23	5,253,590
Bank of America Student Loan Trust Series 2010-1A, Class A(c) (3M USD LIBOR + 0.800%)
1,021,521	3.160	02/25/43	1,026,015
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.800%)
6,698,791	3.130	02/25/30	6,740,447
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
1,310,006	3.415	07/26/66	1,335,497
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
1,423,777	2.865	06/25/26	1,424,320
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
3,000,000	2.865	04/26/32	3,013,847

Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
1,826,800	3.115	03/25/36	1,842,744
Educational Services of America, Inc. Series 2010-1, Class A1(c) (3M USD LIBOR + 0.850%)
871,511	3.210	07/25/23	872,853
Educational Services of America, Inc. Series 2012-1, Class A1(c) (1M USD LIBOR + 1.150%)
1,885,485	3.215	09/25/40	1,914,968
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
1,878,358	2.765	02/25/39	1,878,356
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.350%)
1,950,000	3.415	03/25/36	1,983,727
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c) (1M USD LIBOR + 1.000%)
1,200,000	3.065	04/25/33	1,205,891
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
1,319,130	2.421	11/25/26	1,314,709
GCO Education Loan Funding Trust Series 2006-1, Class A8L (3M USD LIBOR + 0.130%)
1,164,276	2.460	05/25/25	1,163,053
Goal Capital Funding Trust Series 2010-1, Class A(c) (3M USD LIBOR + 0.700%)
47,670	3.030	08/25/48	47,647
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
1,500,054	3.380	05/25/34	1,509,449
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,150,000	3.260	07/25/45	1,160,187
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
3,984,495	2.854	12/01/31	3,990,552
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
1,456,073	3.280	02/25/42	1,460,287
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
452,244	3.310	04/25/38	453,812
Missouri Higher Education Loan Authority Series 2010-2, Class A1 (3M USD LIBOR + 0.850%)
2,413,012	3.180	08/27/29	2,450,918
Missouri Higher Education Loan Authority Series 2011-1, Class A1 (3M USD LIBOR + 0.850%)
3,849,471	3.185	06/25/36	3,868,330
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
2,604,439	3.077	05/20/30	2,627,027
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
2,831,852	3.315	06/25/65	2,903,529

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
$1,393,511	3.215%	03/25/66	$1,416,418
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
193,876	2.483	12/07/20	194,115
Nelnet Student Loan Trust Series 2006-1, Class A5 (3M USD LIBOR + 0.110%)
3,630,848	2.440	08/23/27	3,627,909
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
1,061,323	2.460	01/25/30	1,060,686
Nelnet Student Loan Trust Series 2012-3A, Class A(c) (1M USD LIBOR + 0.700%)
5,507,476	2.765	02/25/45	5,534,427
Nelnet Student Loan Trust Series 2013-5A, Class A(c) (1M USD LIBOR + 0.630%)
571,226	2.695	01/25/37	571,404
Nelnet Student Loan Trust Series 2014-4A, Class A1(c) (1M USD LIBOR + 0.540%)
8,667,469	2.605	11/27/39	8,704,500
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
669,611	3.260	07/25/41	668,175
Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
536,534	2.765	12/26/31	539,053
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
6,828,125	2.655	08/25/40	6,808,833
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
1,760,099	2.982	07/01/31	1,771,664
Scholar Funding Trust Series 2010-A, Class A(c) (3M USD LIBOR + 0.750%)
866,035	3.109	10/28/41	862,771
Scholar Funding Trust Series 2013-A, Class A(c) (1M USD LIBOR + 0.650%)
2,288,327	2.723	01/30/45	2,278,697
SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
898,417	3.285	10/25/27	907,999
SLC Student Loan Trust Series 2005-1, Class A3 (3M USD LIBOR + 0.100%)
4,377,211	2.443	02/15/25	4,373,089
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
694,271	3.205	11/25/42	702,343
SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
25,725	2.590	01/25/23	25,725
SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
79,787	2.570	04/25/23	79,789

Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
SLM Student Loan Trust Series 2004-8A, Class A5(c) (3M USD LIBOR + 0.500%)
613,381	2.860	04/25/24	614,326
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
10,932,165	2.500	10/25/28	10,905,046
SLM Student Loan Trust Series 2005-9, Class A6 (3M USD LIBOR + 0.550%)
594,989	2.910	10/26/26	595,460
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
550,277	3.110	04/25/23	546,402
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
552,560	4.060	07/25/23	566,890
SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
981,194	2.715	12/27/38	986,644
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
484,081	3.158	10/01/24	486,258
Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
900,000	3.208	05/01/35	903,123
Utah State Board of Regents Series 2015-1, Class A (1M USD LIBOR + 0.600%)
2,181,579	2.665	02/25/43	2,175,078
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
4,184,967	2.814	09/25/56	4,188,853
Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
87,883	2.490	01/26/26	87,849

			120,263,622

TOTAL ASSET-BACKED SECURITIES
(Cost $360,858,316)			$361,392,274

Municipal Debt Obligations(a) – 1.8%
Alaska – 0.2%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.500%)
1,585,561	2.716	08/25/31	1,587,203

New Hampshire(e) – 0.4%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
1,300,000	3.185	10/25/37	1,311,707
New Hampshire State Higher Education Loan Corp. (Taxable- Student Loan) Series 2012-1 (1M USD LIBOR + 0.500%)
2,265,334	2.716	10/25/28	2,264,156

			3,575,863

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations(a) – (continued)
Rhode Island(e) – 0.1%
Rhode Island Student Loan Authority RB (Taxable – FFELP Loan Backed) Series 2014-1 (1M USD LIBOR + 0.700%)
$466,238	2.814%	10/02/28	$466,047

Utah – 1.1%
Utah State Board of Regents RB (Taxable-Student Loan) Series 2012-1 (1M USD LIBOR + 0.750%)
7,987,291	2.966	12/26/31	8,020,039
Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2(e) (3M USD LIBOR + 0.850%)
491,564	3.193	05/01/29	494,488

			8,514,527

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $14,104,474)			$14,143,640

U.S. Treasury Obligations – 8.9%
United States Treasury Bill(f)
35,708,900	0.000	02/14/19	35,404,059
United States Treasury Floating Rate Note(a)
10,350,000	2.225	04/30/20	10,351,182
(U.S. Treasury 3M Bill Money Market Yield + 0.033)
23,200,000	2.235	07/31/20	23,203,605
(U.S. Treasury 3M Bill Money Market Yield + 0.043)

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $68,962,480)			$68,958,846

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $715,665,167)			$715,965,251

Short-term Investments – 7.1%
Commercial Paper(f) – 6.6%
AT&T, Inc.
$1,600,000	0.000%	10/09/18	$1,598,829
2,500,000	0.000	06/05/19	2,450,399
Bell Canada
4,000,000	0.000	01/25/19	3,965,120
Bell Canada, Inc.
2,319,000	0.000	01/22/19	2,299,340
Keurig Dr Pepper, Inc.
3,000,000	0.000	11/09/18	2,991,411
Marriott International, Inc.
2,000,000	0.000	10/17/18	1,997,418
2,000,000	0.000	11/30/18	1,991,212
Mondelez International, Inc.
3,300,000	0.000	10/02/18	3,299,127
3,416,000	0.000	12/20/18	3,395,649
Nutrien Ltd.
3,000,000	0.000	10/09/18	2,997,507
3,000,000	0.000	11/23/18	2,987,050
Sempra Energy Holdings
5,000,000	0.000	10/18/18	4,993,208

Short-term Investments – (continued)
Commercial Paper(f) – (continued)
Victory Receivables Corp.
7,000,000	0.000	10/02/18	6,998,292
VW Credit, Inc.
5,097,000	0.000	01/07/19	5,059,463
1,544,000	0.000	01/08/19	1,532,512
2,650,000	0.000	03/20/19	2,614,776

			51,171,313

Repurchase Agreements(g) – 0.5%
Joint Repurchase Agreement Account II
3,700,000	2.270	10/01/18	3,700,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $54,884,042)			$54,871,313

TOTAL INVESTMENTS – 99.1%
(Cost $770,549,209)			$770,836,564

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			7,185,150

NET ASSETS – 100.0%			$778,021,714

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $246,018,986, which represents approximately 31.6% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $3,965,840, which represents approximately 0.5% of the Fund’s net assets as of September 30, 2018.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Joint repurchase agreement was entered into on September 28, 2018. Additional information appears on Page 89.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
20 Year U.S. Treasury Bonds	43	12/19/18	$6,041,500	$(151,204)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(21)	12/19/18	(3,239,906)	111,368
Ultra 10 Year U.S. Treasury Notes	(13)	12/19/18	(1,638,000)	25,689
2 Year U.S. Treasury Notes	(84)	12/31/18	(17,701,688)	42,279
5 Year U.S. Treasury Notes	(110)	12/31/18	(12,372,422)	88,967
10 Year U.S. Treasury Notes	(121)	12/19/18	(14,372,531)	158,342
Total				$426,645
TOTAL FUTURES CONTRACTS				$275,441

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 97.2%
United States Treasury Bond(a)
$700,000		3.000%	08/15/48	$673,799
United States Treasury Inflation Indexed Bonds
33,047,000		1.875	07/15/19	33,463,294
58,585,878		1.250	07/15/20	59,274,407
23,256,896		0.625	07/15/21	23,201,493
63,624,522		0.125	04/15/22	61,836,878
12,681,875		0.625	04/15/23	12,521,977
16,321,549		0.375	07/15/25	15,806,724
12,037,583		0.625	01/15/26	11,783,339
19,449,605		0.125	07/15/26	18,347,436
11,023,140		0.375	07/15/27	10,537,565
26,052,075		0.500	01/15/28	25,010,999
32,326,868		0.750	07/15/28	31,833,573
26,468,288	(a)	2.500	01/15/29	30,444,676
26,178,031		1.375	02/15/44	28,096,560
19,477,094		0.750	02/15/45	18,143,432
4,803,071		1.000	02/15/48	4,749,268

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $390,676,498)				$385,725,420

Shares	Distribution Rate	Value
Investment Company(b) – 3.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,874,308	2.060%	$12,874,308
(Cost $12,874,308)

TOTAL INVESTMENTS –100.5%
(Cost $403,550,806)		$398,599,728

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(1,903,038)

NET ASSETS –100.0%		$396,696,690

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	49	12/19/18	$7,559,781	$(73,066)
5 Year U.S. Treasury Notes	589	12/31/18	66,248,696	(379,231)
10 Year U.S. Treasury Notes	390	12/19/18	46,324,687	(471,008)
Total				$(923,305)
Short position contracts:
Eurodollars	(60)	12/17/18	(14,601,000)	23,061
Eurodollars	(38)	03/18/19	(9,230,200)	7,037
Eurodollars	(14)	06/17/19	(3,395,350)	34,627
Eurodollars	(58)	09/16/19	(14,053,400)	76,715
Eurodollars	(79)	12/16/19	(19,129,850)	53,974
Eurodollars	(26)	09/14/20	(6,294,275)	20,740
Eurodollars	(88)	12/14/20	(21,303,700)	45,913
Ultra 10 Year U.S. Treasury Notes	(108)	12/19/18	(13,608,000)	118,294
2 Year U.S. Treasury Notes	(56)	12/31/18	(11,801,125)	27,073
20 Year U.S. Treasury Bonds	(129)	12/19/18	(18,124,500)	454,829
Total				$862,263
TOTAL FUTURES CONTRACTS				$(61,042)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.251(a)	3M LIBOR	02/20/24	$17,900	$105,237	$167	$105,070
2.104(b)	3M LIBOR	12/14/24	10,000	176,398	119	176,279
2.750(b)	3M LIBOR(c)	12/19/25	16,130(d)	358,816	290,703	68,113
TOTAL				$640,451	$290,989	$349,462

(a)	Payments made at termination date.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 34.7%
Collateralized Mortgage Obligations – 3.9%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$55	1,172.807%	11/15/21	$587
FHLMC REMIC Series 4273, Class PS(b) (-1x1M LIBOR + 6.100%)
1,360,755	4.037	11/15/43	163,455

			164,042

Inverse Floaters(b) – 0.0%
FNMA REMIC Series 1990-134, Class SC (-1x1M LIBOR + 21.600%)
2,776	18.503	11/25/20	3,062

Regular Floater(b) – 1.7%
FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
360,392	2.415	04/25/37	361,408
NCUA Guaranteed Notes Series 2011-R1, Class 1A (1M LIBOR + 0.450%)
1,700,828	2.530	01/08/20	1,701,492
NCUA Guaranteed Notes Series 2011-R2, Class 1A (1M LIBOR + 0.400%)
6,878,047	2.480	02/06/20	6,877,509
NCUA Guaranteed Notes Series 2011-R3, Class 1A (1M LIBOR + 0.400%)
5,388,540	2.471	03/11/20	5,388,119
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A (1M LIBOR + 0.450%)
1,542,381	2.530	10/07/20	1,543,285

			15,871,813

Sequential Fixed Rate – 2.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
2,422,440	3.250	04/25/38	2,389,313
FHLMC REMIC Series 108, Class G
2,215	8.500	12/15/20	2,254
FHLMC REMIC Series 1980, Class Z
320,707	7.000	07/15/27	351,188
FHLMC REMIC Series 2019, Class Z
237,446	6.500	12/15/27	254,601
FHLMC REMIC Series 2755, Class ZA
654,695	5.000	02/15/34	690,883
FHLMC REMIC Series 3530, Class DB
3,057,811	4.000	05/15/24	3,101,529
FHLMC REMIC Series 4273, Class PD
1,045,703	6.500	11/15/43	1,169,585
FHLMC REMIC Series 4619, Class NA
4,105,456	3.000	03/15/44	4,026,182
FNMA REMIC Series 1989-66, Class J
5,064	7.000	09/25/19	5,085
FNMA REMIC Series 1990-16, Class E
19,595	9.000	03/25/20	20,165
FNMA REMIC Series 2012-111, Class B
420,061	7.000	10/25/42	469,567
FNMA REMIC Series 2012-153, Class B
1,501,500	7.000	07/25/42	1,684,837

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2015-30, Class EA
$6,898,447	3.000%	05/25/45	$6,770,943

			20,936,132

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$36,975,049

Commercial Mortgage-Backed Securities – 5.9%
Sequential Fixed Rate – 3.7%
FHLMC Multifamily Structured Pass Through Certificates Series K716, Class A2
$16,100,000	3.130%	06/25/21	$16,082,659
FHLMC Multifamily Structured Pass Through Certificates Series K717, Class A2
18,600,000	2.991	09/25/21	18,502,385

			34,585,044

Sequential Floating Rate(b) – 2.2%
FNMA ACES Series 2014-M1, Class ASQ2
4,440,066	2.323	11/25/18	4,432,102
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A (1M LIBOR + 0.340%)
1,273,380	2.454	01/25/21	1,273,485
FHLMC Multifamily Structured Pass Through Certificates Series KP02, Class A2
14,604,272	2.355	04/25/21	14,492,310

			20,197,897

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$54,782,941

Federal Agencies – 24.9%
Adjustable Rate FHLMC(b) – 0.9%
FHLMC (3 year CMT + 2.222%)
$775	3.120%	10/01/25	$771
FHLMC (12M USD LIBOR + 1.840%)
350,245	3.965	11/01/34	369,513
FHLMC (1 year CMT + 2.250%)
1,059,224	3.951	06/01/35	1,105,249
FHLMC (12M USD LIBOR + 2.330%)
90,060	4.655	05/01/36	95,426
FHLMC (6M USD LIBOR + 1.888%)
28,174	3.909	10/01/36	29,159
FHLMC (12M USD LIBOR + 2.000%)
11,326	3.750	11/01/36	11,766
FHLMC (12M USD LIBOR + 1.715%)
543,387	2.492	06/01/42	558,451
FHLMC (12M USD LIBOR + 1.611%)
6,132,960	2.552	11/01/44	6,190,751

			8,361,086

Adjustable Rate FNMA(b) – 1.3%
(1 year CMT + 3.119%)
3,020	7.074	05/01/20	3,065
(1 year CMT + 2.074%)
2,492	4.158	02/01/27	2,495
(COF + 1.798%)
36,062	2.731	08/01/29	36,630

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(1 year CMT + 2.255%)
$69,300	4.505%	07/01/32	$72,585
(12M USD LIBOR + 1.225%)
16,714	2.975	01/01/33	17,019
(12M USD LIBOR + 1.800%)
695,710	4.324	05/01/33	730,656
(COF + 1.250%)
672,059	4.609	08/01/33	711,291
(6M USD LIBOR + 2.250%)
127,042	4.750	08/01/33	133,347
(1 year CMT + 2.288%)
527,242	3.784	02/01/34	556,122
(12M USD LIBOR + 1.720%)
457,470	4.033	05/01/34	476,940
(12M USD LIBOR + 1.695%)
261,741	4.320	05/01/34	272,939
(1 year CMT + 2.220%)
482,038	4.337	06/01/34	507,332
(12M USD LIBOR + 1.664%)
328,688	3.414	10/01/34	342,561
(12M USD LIBOR + 1.704%)
196,983	3.454	10/01/34	205,699
(12M USD LIBOR + 1.510%)
53,623	3.388	02/01/35	54,977
(12M USD LIBOR + 1.506%)
322,685	3.422	02/01/35	334,049
(12M USD LIBOR + 1.720%)
329,944	3.720	03/01/35	344,226
(12M USD LIBOR + 1.648%)
225,662	3.736	03/01/35	234,784
(12M USD LIBOR + 1.325%)
628,832	3.502	04/01/35	646,627
(12M USD LIBOR + 1.720%)
277,536	4.095	04/01/35	288,229
(12M USD LIBOR + 1.430%)
193,833	3.556	05/01/35	201,942
(12M USD LIBOR + 1.525%)
42,131	4.150	05/01/35	43,705
(1 year CMT + 2.088%)
243,126	3.452	10/01/35	251,906
(12M USD LIBOR + 1.720%)
613,922	3.710	03/01/36	644,476
(12M MTA + 2.340%)
349,635	4.084	04/01/36	367,686
(12M USD LIBOR + 1.950%)
894,746	4.194	04/01/36	945,155
(12M MTA + 2.323%)
467,908	4.049	06/01/36	491,939
(12M USD LIBOR + 1.913%)
781,133	4.656	06/01/36	819,108
(12M MTA + 2.349%)
1,053,308	4.076	07/01/36	1,108,420
(12M USD LIBOR + 1.935%)
184,609	3.685	11/01/36	194,648
(12M USD LIBOR + 1.771%)
715,348	4.261	07/01/37	751,758

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(12M USD LIBOR + 1.820%)
38,502	3.636	12/01/46	40,731

			11,833,047

Adjustable Rate GNMA(b) – 0.4%
(1 year CMT + 1.500%)
175,732	3.625	05/20/34	180,040
(1 year CMT + 1.500%)
374,136	2.750	07/20/34	384,132
(1 year CMT + 1.500%)
264,301	2.750	08/20/34	271,391
(1 year CMT + 1.500%)
1,956,961	2.750	09/20/34	2,008,668
(1 year CMT + 1.500%)
234,036	3.125	10/20/34	240,560
(1 year CMT + 1.500%)
379,284	3.125	12/20/34	390,414

			3,475,205

FHLMC – 1.1%
55,416	5.500	01/01/20	55,850
69,796	7.000	04/01/22	71,619
1,120	4.500	05/01/23	1,157
12,062	7.500	01/01/31	12,717
37,490	4.500	07/01/33	38,855
1,173,193	4.500	08/01/33	1,216,450
2,343,539	4.500	09/01/33	2,429,345
223,344	4.500	10/01/33	231,539
5,882	4.500	04/01/34	6,084
5,151	4.500	04/01/35	5,331
2,978	4.500	07/01/35	3,086
10,685	4.500	08/01/35	11,076
48,555	4.500	09/01/35	50,334
20,894	4.500	10/01/35	21,621
2,226	4.500	12/01/35	2,300
1,470	4.500	05/01/36	1,524
1,463	6.000	06/01/36	1,565
134,663	4.500	01/01/38	139,643
2,267	4.500	04/01/38	2,345
516	4.500	05/01/38	533
8,064	4.500	06/01/38	8,338
212,996	4.500	09/01/38	222,148
4,765	4.500	01/01/39	4,941
125,398	4.500	02/01/39	130,428
1,403,669	7.000	02/01/39	1,582,692
58,669	4.500	03/01/39	61,112
12,625	4.500	04/01/39	13,151
371,942	4.500	05/01/39	387,431
1,007,682	4.500	06/01/39	1,049,643
21,880	4.500	07/01/39	22,790
49,009	4.500	08/01/39	51,049
64,304	4.500	09/01/39	66,981
13,273	4.500	10/01/39	13,826
24,975	4.500	11/01/39	26,015
50,155	4.500	12/01/39	52,244
40,401	4.500	01/01/40	42,083

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$10,694	4.500%	02/01/40	$11,143
32,010	4.500	04/01/40	33,360
48,954	4.500	05/01/40	51,025
56,715	4.500	06/01/40	59,116
56,408	4.500	07/01/40	58,796
48,116	4.500	08/01/40	50,152
30,355	4.500	09/01/40	31,640
11,648	4.500	10/01/40	12,141
21,336	4.500	02/01/41	22,235
38,858	4.500	03/01/41	40,467
111,195	4.500	04/01/41	115,798
94,542	4.500	05/01/41	98,456
186,086	4.500	06/01/41	193,790
13,719	4.500	07/01/41	14,287
464,303	4.500	08/01/41	483,531
471,501	4.500	09/01/41	491,445
28,275	4.500	12/01/41	29,445
349,414	4.500	03/01/42	363,877

			10,198,550

FNMA – 19.8%
15,800,000	2.960	11/01/18	15,776,039
223	5.500	12/01/18	223
628	5.500	01/01/19	629
505	5.500	03/01/19	507
145	5.500	08/01/19	145
693	5.000	09/01/19	699
1,221	7.000	11/01/19	1,223
31,233,289	4.313	07/01/21	32,057,907
576,934	5.500	09/01/23	594,674
149,044	5.500	10/01/23	153,692
1,174,842	6.000	02/01/24	1,268,227
1,826	7.000	12/01/24	1,955
562,616	6.000	08/01/26	607,482
90,351	6.000	10/01/26	97,770
689	7.000	08/01/27	756
181,810	6.000	11/01/27	196,511
1,309,450	6.000	02/01/28	1,414,115
606,932	6.000	07/01/28	655,175
151,237	6.000	08/01/28	163,259
235,677	6.000	09/01/28	254,411
894	7.000	10/01/28	936
14,170	6.000	01/01/29	15,296
543	7.000	01/01/29	578
43,635	6.000	03/01/29	47,163
342	7.000	11/01/29	342
459	7.000	04/01/31	486
23,334	6.000	12/01/31	25,433
5,419	7.000	05/01/32	5,872
5,122	7.000	06/01/32	5,430
1,027	7.000	08/01/32	1,159
73,309	6.000	09/01/32	80,410
42,623	6.000	10/01/32	46,930
39,851	6.000	11/01/32	43,620
15,164	6.000	02/01/33	16,593
11,762	6.000	03/01/33	12,943

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
4,147	6.000	04/01/33	4,553
971,848	6.500	04/01/33	1,080,104
2,854	6.000	11/01/33	3,134
927	7.000	04/01/34	1,044
26,265,494	6.000	05/01/34	28,766,723
58,432	6.000	07/01/34	64,224
4,505	6.000	10/01/34	4,945
112,149	6.000	01/01/35	123,318
88,019	6.000	03/01/35	96,352
1,602,799	6.000	04/01/35	1,755,098
178,060	6.000	05/01/35	195,540
215,215	6.000	06/01/35	236,182
34,055	6.000	08/01/35	37,444
89,725	6.000	09/01/35	98,391
667,662	6.000	11/01/35	732,533
751,944	6.000	12/01/35	823,942
1,534,634	6.000	01/01/36	1,690,043
530,937	6.000	02/01/36	582,930
300,749	6.000	03/01/36	329,696
2,193,192	6.000	04/01/36	2,404,921
370,341	6.000	05/01/36	405,698
393,184	6.000	06/01/36	430,182
803,111	6.000	07/01/36	878,853
3,986,906	6.000	08/01/36	4,368,999
964,856	6.000	09/01/36	1,051,985
1,745,308	6.000	10/01/36	1,911,072
589,230	4.500	11/01/36	613,230
2,747,882	6.000	11/01/36	3,013,025
493,860	6.000	12/01/36	541,113
7,474	6.000	01/01/37	8,195
197,859	6.000	02/01/37	216,542
499,036	6.000	03/01/37	547,159
296,843	6.000	04/01/37	325,145
7,533,354	6.000	05/01/37	8,242,614
456,866	6.000	07/01/37	500,924
777,532	6.000	08/01/37	853,698
613,049	6.000	09/01/37	674,593
209,146	6.000	10/01/37	229,670
233,968	7.500	10/01/37	258,400
398,071	6.000	11/01/37	437,933
2,906,123	6.000	12/01/37	3,186,213
3,381,153	6.000	01/01/38	3,706,990
2,225,981	6.000	02/01/38	2,438,576
371,542	6.000	03/01/38	410,016
4,864	6.000	04/01/38	5,337
7,395,051	6.000	05/01/38	8,101,262
77,718	6.000	06/01/38	85,333
8,460,979	6.000	07/01/38	9,275,824
170,086	6.000	08/01/38	186,642
742,987	6.000	09/01/38	814,939
111,468	6.000	10/01/38	122,195
986,243	6.000	11/01/38	1,075,710
826,594	6.000	12/01/38	897,505
123,826	6.000	01/01/39	135,890
139,776	4.500	02/01/39	145,559
757,174	7.000	03/01/39	846,666

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$142,033	4.500%		04/01/39		$147,856
233,639	6.000		04/01/39		256,287
10,019	4.500		08/01/39		10,485
433,356	6.000		08/01/39		474,296
3,763,822	6.000		09/01/39		4,125,893
896,731	6.000		10/01/39		983,086
33,142	6.000		11/01/39		36,342
837,253	6.000		01/01/40		917,523
2,029	6.000		02/01/40		2,225
86,806	6.000		03/01/40		95,234
13,538	6.000		04/01/40		14,846
935,653	6.000		06/01/40		1,026,445
419,849	6.000		07/01/40		460,179
91,954	6.000		09/01/40		100,571
669,132	6.000		10/01/40		733,414
533,241	6.000		11/01/40		585,804
25,863	6.000		04/01/41		28,321
10,694	4.500		05/01/41		11,130
20,419,010	6.000		05/01/41		22,315,098
1,280,725	6.000		07/01/41		1,402,320
517,357	4.500		08/01/41		538,637
133,130	4.500		10/01/41		138,553
118,981	5.000		02/01/42		126,106
1,000,000	4.500		TBA-30yr	(d)	1,031,562

					185,085,607

GNMA – 1.4%
28,578	5.500		07/15/20		28,922
1,337	6.500		01/15/32		1,466
7,049	6.500		02/15/32		7,734
6,697	6.500		08/15/34		7,348
11,819	6.500		05/15/35		13,216
3,037	6.500		06/15/35		3,379
11,729	6.500		07/15/35		13,129
3,107	6.500		08/15/35		3,483
6,624	6.500		09/15/35		7,395
4,572	6.500		10/15/35		5,120
19,020	6.500		11/15/35		21,315
12,856	6.500		12/15/35		14,275
27,364	6.500		01/15/36		30,598
38,885	6.500		02/15/36		43,537
28,907	6.500		03/15/36		32,369
64,443	6.500		04/15/36		71,902
109,510	6.500		05/15/36		122,585
80,581	6.500		06/15/36		90,217
322,088	6.500		07/15/36		358,884
290,945	6.500		08/15/36		323,801
559,093	6.500		09/15/36		625,061
215,430	6.500		10/15/36		241,457
272,532	6.500		11/15/36		302,418
137,782	6.500		12/15/36		154,028
65,729	6.500		01/15/37		73,769
24,974	6.500		02/15/37		27,987
10,979	6.500		03/15/37		12,311
34,568	6.500		04/15/37		38,833
17,530	6.500		05/15/37		19,247

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
17,002	6.500		08/15/37		19,062
75,055	6.500		09/15/37		84,039
77,667	6.500		10/15/37		89,398
44,433	6.500		11/15/37		49,413
20,295	6.500		05/15/38		22,869
60,110	6.000		11/15/38		66,347
13,985	6.500		11/15/38		15,753
6,669	6.500		01/15/39		7,315
18,341	6.500		02/15/39		20,541
9,782,394	4.000		10/20/43		10,013,198

					13,083,721

TOTAL FEDERAL AGENCIES					$232,037,216

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $334,414,214)					$323,795,206

Agency Debentures – 10.1%
FHLB (3M LIBOR – 0.310%)
$2,200,000	2.056	%(b)	03/22/19		$2,199,308
(3M LIBOR – 0.260%)
13,500,000	2.073	(b)	10/11/19		13,485,218
7,000,000	1.875		03/13/20		6,906,550
1,800,000	5.375		08/15/24		2,016,468
FNMA (SOFR + 0.160%)
11,110,000	2.360	(b)	01/30/20		11,082,960
5,200,000	6.250		05/15/29		6,550,180
16,080,000	7.125		01/15/30		21,717,326
Hashemite Kingdom of Jordan Government AID Bond(e)
19,300,000	2.503		10/30/20		19,135,178
NCUA Guaranteed Notes Series A4
11,000,000	3.000		06/12/19		11,027,073

TOTAL AGENCY DEBENTURES
(Cost $95,278,981)					$94,120,261

Asset-Backed Securities(b) – 0.1%
Student Loan – 0.1%
NCUA Guaranteed Notes Series 2010-A1, Class A (1M LIBOR + 0.350%)
$1,195,566	2.483%		12/07/20		$1,197,046
(Cost $1,195,565)

U.S. Treasury Obligations – 51.1%
United States Treasury Bonds(f)
$210,000	3.000%		11/15/45		$202,571
920,000	3.000		05/15/47		886,283
110,000	3.000		02/15/48		105,896
1,700,000	3.000		08/15/48		1,636,369
United States Treasury Notes
160,300,000	2.250		03/31/20		159,116,117
162,670,000	2.375		04/30/20		161,677,882
104,500,000	2.500		06/30/20		103,979,322
26,300,000	1.875		02/28/22		25,423,800
5,470,000	2.125		11/30/24		5,204,572

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Strip Coupon(g)
$28,900,000	0.000%	11/15/35	$16,690,879
2,800,000	0.000	05/15/36	1,590,422

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $480,115,668)			$476,514,113

Shares	Distribution Rate	Value
Investment Company(h) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,297	2.060%	$2,297
(Cost $2,297)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $911,006,725)		$895,628,923

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(g) – 2.6%
Commercial Paper – 2.6%
AT&T, Inc.
$7,174,000	0.000%	10/05/18	$7,170,694
2,050,000	0.000	10/09/18	2,048,500
Marriott International, Inc.
4,000,000	0.000	10/30/18	3,991,282
3,000,000	0.000	11/30/18	2,986,817
Mondelez International, Inc.
4,250,000	0.000	10/01/18	4,249,159
VW Credit, Inc.
3,400,000	0.000	03/20/19	3,354,806

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,805,788)			$23,801,258

TOTAL INVESTMENTS – 98.6%
(Cost $934,812,513)			$919,430,181

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%			13,253,803

NET ASSETS – 100.0%			$932,683,984

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,389,313, which represents approximately 0.3% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,031,562 which represents approximately 0.1% of the Fund’s net assets as of September 30, 2018.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $19,135,178, which represents approximately 2.1% of the Fund’s net assets as of September 30, 2018.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	72	12/14/20	$17,430,300	$7,820
Ultra Long U.S. Treasury Bonds	62	12/19/18	9,565,437	(185,707)
2 Year U.S. Treasury Notes	3,669	12/31/18	773,184,426	(1,716,630)
Total				$(1,894,517)
Short position contracts:
Eurodollars	(296)	12/17/18	(72,031,600)	3,476
Eurodollars	(446)	03/18/19	(108,333,400)	571,781
Eurodollars	(363)	06/17/19	(88,036,575)	421,361
Eurodollars	(178)	09/16/19	(43,129,400)	321,563
Eurodollars	(253)	12/16/19	(61,263,950)	133,588
Eurodollars	(197)	03/16/20	(47,691,238)	698,895
Eurodollars	(334)	06/15/20	(80,853,050)	1,158,933
Eurodollars	(337)	09/14/20	(81,583,488)	650,208
Ultra 10 Year U.S. Treasury Notes	(169)	12/19/18	(21,294,000)	332,604
5 Year U.S. Treasury Notes	(839)	12/31/18	(94,367,836)	(78,335)
10 Year U.S. Treasury Notes	(141)	12/19/18	(16,748,156)	116,559
20 Year U.S. Treasury Bonds	(427)	12/19/18	(59,993,500)	1,505,556
Total				$5,836,189
TOTAL FUTURES CONTRACTS				$3,941,672

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 57.7%
Advertising – 0.2%
The Interpublic Group of Cos., Inc.
$1,150,000	3.500%		10/01/20	$1,150,102

Aerospace & Defense – 1.1%
General Dynamics Corp.(a) (3M USD LIBOR + 0.290%)
700,000	2.628		05/11/20	701,965
Northrop Grumman Corp.
3,900,000	2.080		10/15/20	3,814,324
United Technologies Corp.(a)(b) (3M USD LIBOR + 0.650%)
2,400,000	2.965		08/16/21	2,406,381

				6,922,670

Agriculture – 1.4%
BAT Capital Corp.(c)
3,225,000	2.297		08/14/20	3,160,392
4,925,000	2.764	(b)	08/15/22	4,745,437
Reynolds American, Inc.
975,000	3.250		06/12/20	973,009

				8,878,838

Airlines – 0.4%
Delta Air Lines, Inc.
2,575,000	3.400		04/19/21	2,548,766

Automotive – 0.9%
Daimler Finance North America LLC(c)
1,500,000	2.450		05/18/20	1,480,111
Ford Motor Credit Co. LLC
4,125,000	8.125		01/15/20	4,357,763

				5,837,874

Banks – 18.5%
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000		10/20/20	1,013,928
Banco Santander SA
1,800,000	3.848		04/12/23	1,758,596
(3M USD LIBOR + 1.120%)
1,600,000	3.457	(a)	04/12/23	1,603,159
Bank of America Corp.
1,025,000	2.625		10/19/20	1,012,618
8,175,000	2.151	(b)	11/09/20	7,999,885
1,250,000	2.625		04/19/21	1,229,934
3,075,000	2.503	(b)	10/21/22	2,944,502
(3M USD LIBOR + 0.630%)
1,800,000	3.499	(a)(b)	05/17/22	1,799,012
Bank of Montreal
925,000	3.100		04/13/21	921,308
Banque Federative du Credit Mutuel SA(c)
2,800,000	3.750		07/20/23	2,783,325
Barclays Bank PLC
1,100,000	5.140		10/14/20	1,127,174
1,600,000	2.650	(b)	01/11/21	1,568,540
Barclays PLC(a)(b) (3M USD LIBOR + 1.380%)
2,550,000	3.695		05/16/24	2,536,657
BNP Paribas SA(c)
1,650,000	3.500		03/01/23	1,609,390
BPCE SA(c)
2,425,000	3.000		05/22/22	2,344,075

Corporate Obligations – (continued)
Banks – (continued)
Capital One Financial Corp.(b)
1,525,000	2.400		10/30/20	1,493,079
3,325,000	3.450		04/30/21	3,321,553
(3M USD LIBOR + 0.720%)
1,475,000	3.059	(a)	01/30/23	1,468,466
Citibank NA(b)
2,275,000	3.050		05/01/20	2,273,777
925,000	2.125		10/20/20	903,300
Citigroup, Inc.
5,500,000	2.350		08/02/21	5,334,012
(3M USD LIBOR + 0.950%)
3,750,000	2.876	(a)(b)	07/24/23	3,625,314
Credit Suisse AG
155,000	5.400		01/14/20	159,079
Credit Suisse Group Funding Guernsey Ltd.
5,375,000	3.450		04/16/21	5,353,453
1,425,000	2.750		03/26/20	1,411,976
HSBC Holdings PLC
1,050,000	2.950		05/25/21	1,035,804
(3M USD LIBOR + 1.000%)
1,300,000	3.322	(a)(b)	05/18/24	1,297,693
ING Groep NV
1,525,000	4.100		10/02/23	1,526,136
JPMorgan Chase & Co.
1,250,000	2.295	(b)	08/15/21	1,215,363
6,000,000	3.200		01/25/23	5,904,430
(3M USD LIBOR + 0.730%)
7,125,000	3.559	(a)(b)	04/23/24	7,050,709
JPMorgan Chase Bank NA(a)(b) (3M USD LIBOR + 0.290%)
2,900,000	2.633		02/01/21	2,903,628
Lloyds Bank PLC
1,975,000	3.300		05/07/21	1,967,348
(3M USD LIBOR + 0.490%)
1,875,000	2.833	(a)	05/07/21	1,881,532
Morgan Stanley
3,250,000	2.500		04/21/21	3,175,433
7,550,000	2.625		11/17/21	7,340,944
Morgan Stanley, Inc.(a)(b) (3M USD LIBOR + 0.847%)
3,375,000	3.737		04/24/24	3,346,336
Royal Bank of Scotland Group PLC(a)(b) (3M USD LIBOR + 1.550%)
2,525,000	4.519		06/25/24	2,517,828
Santander UK PLC
1,600,000	2.375		03/16/20	1,579,984
2,575,000	2.125		11/03/20	2,505,350
Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
1,275,000	4.247		01/20/23	1,273,573
Sumitomo Mitsui Financial Group, Inc.
4,650,000	2.784		07/12/22	4,501,295
The Bank of New York Mellon Corp.
2,950,000	3.500		04/28/23	2,942,991
UBS AG(b)(c)
925,000	2.450		12/01/20	905,816
UBS Group Funding Switzerland AG(c)
3,450,000	3.000		04/15/21	3,398,818

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo Bank NA(b)
$3,100,000	3.550%		08/14/23	$3,085,475

				118,952,598

Beverages – 2.2%
Anheuser-Busch InBev Finance, Inc.(b)
3,899,000	2.650		02/01/21	3,842,387
2,625,000	3.300		02/01/23	2,595,243
Anheuser-Busch InBev Worldwide, Inc.(a) (3M USD LIBOR + 0.740%)
2,725,000	3.077		01/12/24	2,737,311
Constellation Brands, Inc.(b)
3,025,000	2.650		11/07/22	2,891,243
Diageo Capital PLC(b)
1,975,000	3.500		09/18/23	1,981,533

				14,047,717

Building Materials(b) – 0.3%
Fortune Brands Home & Security, Inc.
1,650,000	4.000		09/21/23	1,655,204

Chemicals – 2.1%
E.I. du Pont de Nemours & Co.(a) (3M USD LIBOR + 0.530%)
2,100,000	2.873		05/01/20	2,112,634
International Flavors & Fragrances, Inc.
1,375,000	3.400		09/25/20	1,376,348
Syngenta Finance NV(c)
2,470,000	3.698		04/24/20	2,464,396
3,055,000	3.933		04/23/21	3,046,408
1,920,000	4.441	(b)	04/24/23	1,908,295
The Sherwin-Williams Co.
2,275,000	2.250		05/15/20	2,241,658
700,000	2.750	(b)	06/01/22	678,879

				13,828,618

Computers(b) – 1.0%
DXC Technology Co.(a) (3M USD LIBOR + 0.950%)
1,425,000	3.271		03/01/21	1,425,021
Hewlett Packard Enterprise Co.
1,475,000	3.500		10/05/21	1,473,408
(3M USD LIBOR + 0.720%)
3,525,000	3.059	(a)	10/05/21	3,528,391

				6,426,820

Diversified Financial Services – 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
250,000	4.500		05/15/21	253,880
1,500,000	4.125	(b)	07/03/23	1,488,956
AIG Global Funding(c)
1,100,000	3.350		06/25/21	1,093,995
(3M USD LIBOR + 0.460%)
825,000	2.833	(a)	06/25/21	826,370
Air Lease Corp.
1,725,000	2.125		01/15/20	1,697,836
American Express Co.(b)
2,850,000	3.375		05/17/21	2,851,668
1,525,000	3.700		08/03/23	1,517,299

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
(3M USD LIBOR + 0.750%)
1,200,000	3.098	%(a)	08/03/23	1,200,521
International Lease Finance Corp.
2,125,000	8.625		01/15/22	2,415,134
Synchrony Financial(b)
600,000	3.000		08/15/19	598,778
The Charles Schwab Corp.(b)
1,750,000	3.250		05/21/21	1,750,217
(3M USD LIBOR + 0.320%)
1,750,000	2.632	(a)	05/21/21	1,753,826

				17,448,480

Electrical – 2.6%
Dominion Energy, Inc.
1,350,000	2.579		07/01/20	1,331,849
DTE Energy Co.(b)
3,575,000	3.300		06/15/22	3,524,673
Duke Energy Corp.(b)
950,000	1.800		09/01/21	908,605
Exelon Corp.(b)
750,000	2.450		04/15/21	728,884
ITC Holdings Corp.(b)
1,925,000	2.700		11/15/22	1,846,495
Pacific Gas & Electric Co.(b)(c)
1,550,000	4.250		08/01/23	1,557,983
Sempra Energy
1,700,000	2.400		02/01/20	1,678,806
1,100,000	2.400	(b)	03/15/20	1,085,074
(3M USD LIBOR + 0.500%)
1,350,000	2.839	(a)(b)	01/15/21	1,350,342
WEC Energy Group, Inc.
2,800,000	3.375		06/15/21	2,800,629

				16,813,340

Entertainment(b) – 0.1%
GLP Capital LP/GLP Financing II, Inc.
450,000	4.875		11/01/20	457,875

Food & Drug Retailing – 1.7%
Conagra Brands, Inc.
61,000	4.950		08/15/20	62,204
General Mills, Inc.
1,500,000	3.700	(b)	10/17/23	1,490,815
(3M USD LIBOR + 0.540%)
2,000,000	2.879	(a)	04/16/21	2,009,311
(3M USD LIBOR + 1.010%)
2,175,000	3.346	(a)	10/17/23	2,191,434
Mondelez International Holdings Netherlands BV(b)(c)
1,975,000	2.000		10/28/21	1,886,628
Smithfield Foods, Inc.(b)(c)
2,350,000	2.650		10/03/21	2,240,020
Tyson Foods, Inc.(b)
875,000	3.900		09/28/23	878,442

				10,758,854

Gas(b) – 0.2%
NiSource Corp.
1,100,000	2.650		11/17/22	1,049,749

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – 3.5%
	Acadia Healthcare Co., Inc.(b)
	$500,000	6.125%		03/15/21	$502,500
	Becton Dickinson & Co.
	959,000	2.675		12/15/19	953,617
	2,625,000	2.404		06/05/20	2,585,152
	4,375,000	2.894(b)		06/06/22	4,253,568
	(3M USD LIBOR + 0.875%)
	1,525,000	3.261(a)(b)		12/29/20	1,527,260
	Halfmoon Parent, Inc.(c)
	3,050,000	3.400		09/17/21	3,037,847
	1,625,000	3.750(b)		07/15/23	1,620,029
	(3M USD LIBOR + 0.650%)
	3,150,000	2.984(a)(b)		09/17/21	3,154,637
	HCA, Inc.
	1,600,000	5.875		03/15/22	1,696,000
	Humana, Inc.
	1,675,000	2.500		12/15/20	1,644,121
	SSM Health Care Corp.(b)
	1,775,000	3.688		06/01/23	1,776,656

					22,751,387

Internet(b) – 0.4%
	Amazon.com, Inc.
	2,975,000	2.400		02/22/23	2,862,282

Iron/Steel – 0.0%
	ABJA Investment Co. Pte Ltd.
	200,000	5.450		01/24/28	180,750

Lodging – 0.1%
	MGM Resorts International
	975,000	8.625		02/01/19	987,187

Media – 1.0%
	Charter Communications Operating LLC/Charter Communications Operating Capital(b)
	3,400,000	3.579		07/23/20	3,401,921
	725,000	4.500		02/01/24	729,443
	(3M USD LIBOR + 1.650%)
	1,275,000	3.986(a)		02/01/24	1,299,467
	Time Warner Cable LLC
	775,000	5.000		02/01/20	791,251

					6,222,082

Mining(b)(c) – 0.1%
	Glencore Funding LLC
	625,000	3.000		10/27/22	599,000

Oil Field Services – 1.6%
	Devon Energy Corp.(b)
	1,400,000	4.000		07/15/21	1,413,109
	Marathon Oil Corp.(b)
	3,274,000	2.700		06/01/20	3,231,622
	Petroleos Mexicanos
EUR	170,000	5.125		03/15/23	218,350
	Phillips 66(a)(b)(c) (3M USD LIBOR + 0.750%)
	$950,000	3.089		04/15/20	950,387
	Range Resources Corp.(b)
	500,000	5.750		06/01/21	513,750

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Reliance Industries Ltd.(c)
	300,000	3.667		11/30/27	275,389
	Schlumberger Finance Canada Ltd.(c)
	1,775,000	2.200		11/20/20	1,733,168
	Valero Energy Corp.
	1,932,000	6.125		02/01/20	2,004,614

					10,340,389

Pharmaceuticals – 6.4%
	AbbVie, Inc.
	3,875,000	3.375		11/14/21	3,869,695
	Allergan Funding SCS(b)
	6,900,000	3.450		03/15/22	6,853,754
	Bayer US Finance II LLC(b)(c)
	2,125,000	3.875		12/15/23	2,110,741
	(3M USD LIBOR + 1.010%)
	4,150,000	3.344	(a)	12/15/23	4,157,076
	Cardinal Health, Inc.
	905,000	4.625		12/15/20	924,073
	CVS Health Corp.
	2,775,000	3.350		03/09/21	2,769,297
	3,348,000	2.125	(b)	06/01/21	3,231,575
	6,075,000	3.700	(b)	03/09/23	6,043,206
	(3M USD LIBOR + 0.630%)
	625,000	2.957	(a)	03/09/20	628,218
	(3M USD LIBOR + 0.720%)
	425,000	3.047	(a)	03/09/21	428,337
	Elanco Animal Health, Inc.(c)
	1,375,000	3.912		08/27/21	1,377,921
	500,000	4.272	(b)	08/28/23	502,016
	EMD Finance LLC(b)(c)
	1,600,000	2.400		03/19/20	1,578,543
	McKesson Corp.(b)
	675,000	2.700		12/15/22	646,388
	Mylan NV
	1,554,000	2.500		06/07/19	1,548,309
	Teva Pharmaceutical Finance Netherlands III BV
	4,575,000	2.200		07/21/21	4,299,127

					40,968,276

Pipelines – 3.3%
	Enbridge Energy Partners LP
	2,114,000	5.200		03/15/20	2,166,183
	Enbridge, Inc.(b)
	1,325,000	2.900		07/15/22	1,285,187
	Enterprise Products Operating LLC
	1,550,000	5.200		09/01/20	1,605,751
	EQT Midstream Partners LP(b)
	1,981,000	4.750		07/15/23	2,010,286
	Kinder Morgan Energy Partners LP
	1,250,000	6.850		02/15/20	1,308,712
	Kinder Morgan, Inc.(b)
	1,450,000	3.050		12/01/19	1,448,402
	NGPL PipeCo LLC(b)(c)
	215,000	4.375		08/15/22	216,881
	410,000	4.875		08/15/27	407,950

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
	Plains All American Pipeline LP/PAA Finance Corp.
	$1,690,000	5.750%		01/15/20	$1,733,615
	990,000	3.650	(b)	06/01/22	977,891
	Sabine Pass Liquefaction LLC(b)
	3,185,000	5.625		02/01/21	3,312,881
	Texas Eastern Transmission LP(b)(c)
	1,225,000	4.125		12/01/20	1,237,152
	The Williams Cos., Inc.
	1,300,000	5.250		03/15/20	1,334,156
	2,025,000	3.600	(b)	03/15/22	2,011,823

					21,056,870

Real Estate(b) – 0.0%
	China Evergrande Group
	250,000	8.750		06/28/25	225,313

Real Estate Investment Trust(b) – 0.7%
	Equinix, Inc.
	450,000	5.375		01/01/22	464,063
	Public Storage
	850,000	2.370		09/15/22	815,275
	Senior Housing Properties Trust
	750,000	3.250		05/01/19	749,677
	SL Green Operating Partnership LP
	2,575,000	3.250		10/15/22	2,497,222

					4,526,237

Retailing(b) – 0.7%
	Alimentation Couche-Tard, Inc.(c)
	425,000	2.700		07/26/22	408,530
	Dollar Tree, Inc.(a) (3M USD LIBOR + 0.700%)
	3,075,000	3.036		04/17/20	3,079,674
	New Red Finance, Inc.(c)
	1,000,000	4.625		01/15/22	1,001,250

					4,489,454

Semiconductors – 1.0%
	Broadcom Corp./Broadcom Cayman Finance Ltd.(b)
	4,000,000	3.000		01/15/22	3,897,040
	Microchip Technology, Inc.(c)
	1,125,000	3.922		06/01/21	1,118,409
	NXP BV/NXP Funding LLC(c)
	325,000	4.125		06/15/20	327,031
	1,250,000	4.125		06/01/21	1,248,650

					6,591,130

Software(b) – 0.5%
	First Data Corp.(c)
	2,400,000	7.000		12/01/23	2,499,000
	Fiserv, Inc.
	750,000	3.800		10/01/23	749,814

					3,248,814

Telecommunication Services – 2.6%
	America Movil SAB de CV
MXN	2,760,000	6.000		06/09/19	144,468

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	AT&T, Inc.
	$2,225,000	2.450	%(b)	06/30/20	2,195,264
	1,600,000	2.800	(b)	02/17/21	1,576,436
	2,925,000	5.000		03/01/21	3,027,404
	900,000	3.000		02/15/22	881,490
	CenturyLink, Inc.
	650,000	6.450		06/15/21	672,750
	CommScope, Inc.(b)(c)
	817,000	5.000		06/15/21	819,042
	Sprint Corp.
	1,000,000	7.250		09/15/21	1,057,500
	Verizon Communications, Inc.(b)
	5,000,000	2.450		11/01/22	4,800,235
	Wind Tre SpA(a)(b)(c) (3M EURIBOR + 2.750%)
EUR	1,250,000	2.750		01/20/24	1,352,900

					16,527,489

Transportation – 0.4%
	Union Pacific Corp.
	$2,475,000	3.200		06/08/21	2,473,501

	TOTAL CORPORATE OBLIGATIONS
	(Cost $375,505,077)				$370,827,666

Mortgage-Backed Obligations – 8.6%
Collateralized Mortgage Obligations – 3.5%
Interest Only(d) – 0.7%
	FHLMC REMIC Series 3852, Class SW(a) (-1x1M LIBOR + 6.000%)
	$1,044,315	3.937%		05/15/41	$137,914
	FHLMC REMIC Series 4314, Class SE(a) (-1x1M LIBOR + 6.050%)
	737,898	3.987		03/15/44	106,851
	FHLMC REMIC Series 4320, Class SD(a) (-1x1M LIBOR + 6.100%)
	183,140	4.037		07/15/39	22,672
	FHLMC REMIC Series 4583, Class ST(a) (-1x1M LIBOR + 6.000%)
	830,227	3.937		05/15/46	132,763
	FHLMC STRIPS Series 304, Class C45
	306,049	3.000		12/15/27	25,205
	FNMA REMIC Series 2010-135, Class AS(a) (-1x1M LIBOR + 5.950%)
	296,795	3.885		12/25/40	36,494
	FNMA REMIC Series 2013-121, Class SA(a) (-1x1M LIBOR + 6.100%)
	2,162,106	4.035		12/25/43	271,170
	FNMA REMIC Series 2013-130, Class SN(a) (-1x1M LIBOR + 6.650%)
	768,439	4.585		10/25/42	113,388
	FNMA REMIC Series 2014-19, Class MS(a) (-1x1M LIBOR + 6.600%)
	266,560	4.535		11/25/39	17,334
	FNMA REMIC Series 2014-87, Class MS(a) (-1x1M LIBOR + 6.250%)
	109,278	4.185		01/25/45	14,077

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Interest Only(d) – (continued)
	FNMA REMIC Series 2015-28, Class PS(a) (-1x1M LIBOR + 5.600%)
	$1,559,271	3.535%		08/25/44		$200,503
	FNMA REMIC Series 2016-1, Class SJ(a) (-1x1M LIBOR + 6.150%)
	1,276,793	4.085		02/25/46		213,063
	GNMA REMIC Series 2010-1, Class SD(a) (-1x1M LIBOR + 5.790%)
	23,079	3.713		01/20/40		2,922
	GNMA REMIC Series 2010-20, Class SE(a) (-1x1M LIBOR + 6.250%)
	134,352	4.173		02/20/40		19,295
	GNMA REMIC Series 2010-31, Class SA(a) (-1x1M LIBOR + 5.750%)
	234,659	3.673		03/20/40		29,213
	GNMA REMIC Series 2010-98, Class QS(a) (-1x1M LIBOR + 6.600%)
	124,249	4.523		01/20/40		12,404
	GNMA REMIC Series 2011-17, Class SA(a) (-1x1M LIBOR + 6.100%)
	163,479	4.023		09/20/40		18,097
	GNMA REMIC Series 2011-61, Class CS(a) (-1x1M LIBOR + 6.680%)
	17,633	4.603		12/20/35		209
	GNMA REMIC Series 2013-113, Class SD(a) (-1x1M LIBOR + 6.700%)
	132,975	4.637		08/16/43		20,060
	GNMA REMIC Series 2013-124, Class CS(a) (-1x1M LIBOR + 6.050%)
	766,148	3.973		08/20/43		112,287
	GNMA REMIC Series 2013-134, Class DS(a) (-1x1M LIBOR + 6.100%)
	87,084	4.023		09/20/43		11,795
	GNMA REMIC Series 2013-152, Class TS(a) (-1x1M LIBOR + 6.100%)
	310,664	4.023		06/20/43		41,455
	GNMA REMIC Series 2014-117, Class SJ(a) (-1x1M LIBOR + 5.600%)
	2,201,373	3.523		08/20/44		270,944
	GNMA REMIC Series 2014-132, Class SL(a) (-1x1M LIBOR + 6.100%)
	801,988	4.023		10/20/43		91,925
	GNMA REMIC Series 2014-133, Class BS(a) (-1x1M LIBOR + 5.600%)
	692,617	3.523		09/20/44		78,032
	GNMA REMIC Series 2014-158, Class SA(a) (-1x1M LIBOR + 5.600%)
	1,025,928	3.537		10/16/44		124,740
	GNMA REMIC Series 2014-162, Class SA(a) (-1x1M LIBOR + 5.600%)
	302,946	3.523		11/20/44		34,802
	GNMA REMIC Series 2014-188, Class IB
	815,976	4.000		12/20/44		140,276
	GNMA REMIC Series 2014-41, Class SA(a) (-1x1M LIBOR + 6.100%)
	99,520	4.023		03/20/44		14,152

Mortgage-Backed Obligations – (continued)
Interest Only(d) – (continued)
	GNMA REMIC Series 2015-110, Class MS(a) (-1x1M LIBOR + 5.710%)
	6,961,573		3.633		08/20/45		815,935
	GNMA REMIC Series 2015-111, Class IM
	564,517		4.000		08/20/45		96,715
	GNMA REMIC Series 2015-123, Class SP(a) (-1x1M LIBOR + 6.250%)
	497,084		4.173		09/20/45		69,942
	GNMA REMIC Series 2015-126, Class HS(a) (-1x1M LIBOR + 6.200%)
	1,087,724		4.123		09/20/45		148,538
	GNMA REMIC Series 2015-57, Class AS(a) (-1x1M LIBOR + 5.600%)
	1,236,177		3.523		04/20/45		144,105
	GNMA REMIC Series 2015-95, Class GI
	561,316		4.500		07/16/45		123,843
	GNMA REMIC Series 2016-109, Class IH
	2,353,656		4.000		10/20/45		423,702
	GNMA REMIC Series 2016-27, Class IA
	480,297		4.000		06/20/45		77,398

							4,214,220

Regular Floater(a) – 0.0%
	FNMA REMIC Series 2007-33, Class HF (1M LIBOR + 0.350%)
	21,573		2.415		04/25/37		21,634

Sequential Fixed Rate – 2.1%
	FHLMC REMIC Series 4619, Class NA
	2,292,786		3.000		03/15/44		2,248,514
	FHLMC REMIC Series 4630, Class MC
	1,365,774		4.000		08/15/54		1,388,735
	FHLMC REMIC Series 4649, Class ML
	9,882,641		4.000		11/15/54		10,057,827
	FNMA REMIC Series 2012-111, Class B
	27,545		7.000		10/25/42		30,791
	FNMA REMIC Series 2012-153, Class B
	93,261		7.000		07/25/42		104,648

							13,830,515

Sequential Floating Rate(a)(c) – 0.7%
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(e) (3M EURIBOR + 2.750%)
EUR	592,972		2.750		04/20/20		686,405
	Holmes Master Issuer PLC Series 2018-1A, Class A2 (3M USD LIBOR + 0.360%)
	$2,600,000		2.708		10/15/54		2,599,228
	New Residential Mortgage Loan Trust Series 2015-1A, Class A1
	340,625		3.750		05/28/52		339,209
	Station Place Securitization Trust Series 2015-2, Class A (1M USD LIBOR + 0.550%)
	850,000		2.617		07/15/19		850,000

							4,474,842

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS						$22,541,211

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 0.6%
Sequential Fixed Rate – 0.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
$169,334	2.779%	09/25/22	$168,148
FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
64,715	2.220	12/25/18	64,603
FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
97,874	1.883	05/25/19	97,478

			330,229

Sequential Floating Rate(a)(c) – 0.5%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
1,300,000	3.070	09/15/35	1,299,927
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
2,100,000	2.988	06/15/35	2,098,718

			3,398,645

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,728,874

Federal Agencies – 4.5%
FHLMC – 0.0%
$118,955	7.000%	02/01/39	$134,126

FNMA – 4.1%
4,032	6.000	11/01/23	4,352
1,400,779	6.000	02/01/24	1,512,123
1,027,594	6.000	01/01/28	1,109,542
707,225	6.000	08/01/28	763,440
16,931	6.000	01/01/29	18,279
39,941	6.000	01/01/32	44,113
8,249	6.000	11/01/32	9,042
549,880	6.000	12/01/32	593,513
4,502,585	6.000	05/01/34	4,931,361
7,813	6.000	11/01/34	8,586
42,284	6.000	06/01/35	46,318
453,265	6.000	10/01/35	497,574
1,799,619	6.000	11/01/35	1,972,572
96,730	6.000	12/01/35	106,182
1,810	6.000	01/01/36	1,981
6,807	6.000	02/01/36	7,470
2,464	6.000	03/01/36	2,703
1,030,944	6.000	05/01/36	1,126,894
61,051	6.000	06/01/36	66,926
759,695	6.000	07/01/36	830,350
74,552	6.000	08/01/36	81,615
1,146,041	6.000	09/01/36	1,254,141
2,224,919	6.000	10/01/36	2,436,131
47,342	6.000	11/01/36	51,850
534,974	6.000	02/01/37	586,456
10,891	6.000	03/01/37	11,940
44,845	6.000	05/01/37	49,067
417,830	6.000	11/01/37	458,982
60,952	6.000	12/01/37	66,878

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
169,954	6.000	03/01/38	185,940
184,566	6.000	05/01/38	202,222
7,886	6.000	07/01/38	8,643
4,710	6.000	09/01/38	5,180
183,258	6.000	10/01/38	200,834
714,185	6.000	11/01/38	782,260
596,737	6.000	01/01/39	655,113
63,098	7.000	03/01/39	70,556
124,546	6.000	09/01/39	136,545
14,094	6.000	06/01/40	15,448
940,676	6.000	10/01/40	1,031,234
4,206,710	6.000	05/01/41	4,602,156
45,010	6.000	06/01/41	49,474

			26,595,986

GNMA – 0.4%
2,496,619	4.000	10/20/43	2,555,524

TOTAL FEDERAL AGENCIES			$29,285,636

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $57,078,568)			$55,555,721

Agency Debenture(a) – 0.9%
FNMA (SOFR + 0.160%)
$5,870,000	2.410%	01/30/20	$5,855,713

Asset-Backed Securities – 17.3%
Automotive – 1.2%
Ally Master Owner Trust Series 2015-2, Class A2
$2,050,000	1.830%	01/15/21	$2,045,924
Ford Credit Auto Owner Trust Series 2016-2, Class A(c)
450,000	2.030	12/15/27	435,538
Ford Credit Floorplan Master Owner Trust Series 2016-5, Class A1
3,850,000	1.950	11/15/21	3,804,792
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(c)
1,350,000	1.960	05/17/21	1,343,171

			7,629,425

Collateralized Loan Obligations(a)(c) – 8.7%
ACIS CLO Ltd. Series 2013-1A, Class B (3M USD LIBOR + 1.950%)
184,371	4.305	04/18/24	184,392
ACIS CLO Ltd. Series 2013-1A, Class C (3M USD LIBOR + 2.950%)
198,030	5.305	04/18/24	198,073
AIMCO CLO Series 2017-AA, Class A (3M USD LIBOR + 1.260%)
3,150,000	3.619	07/20/29	3,153,515
BlueMountain CLO Ltd. Series 2014-2A, Class AR (3M USD LIBOR + 0.930%)
3,150,000	3.289	07/20/26	3,150,000

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(c) – (continued)
Bowman Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.180%)
$1,650,000	3.510%	11/23/25	$1,650,558
BSPRT Issuer Ltd. Series 2018 FL4, Class A(b) (1M USD LIBOR + 0.105%)
4,400,000	3.184	09/15/35	4,402,744
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
3,100,000	3.557	06/09/30	3,106,442
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
3,050,000	3.598	07/15/26	3,050,338
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,650,000	3.750	07/25/27	1,649,980
LCM XVI LP Series 2017-16A, Class AR (3M USD LIBOR + 1.030%)
6,250,000	3.378	07/15/26	6,250,312
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
4,200,000	3.089	04/15/29	4,161,032
OCP CLO Ltd. Series 2012-2A, Class A1R (3M USD LIBOR + 1.400%)
125,600	3.729	11/22/25	125,670
OCP CLO Ltd. Series 2015-8A, Class A1R (3M USD LIBOR + 0.850%)
3,250,000	3.203	04/17/27	3,239,444
Parallel Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.850%)
1,250,000	3.209	07/20/27	1,242,954
Parallel Ltd. Series 2017-1A, Class A1 (3M USD LIBOR + 1.310%)
2,700,000	3.669	07/20/29	2,704,104
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
850,000	2.915	06/25/35	850,298
Recette CLO Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.920%)
4,550,000	3.279	10/20/27	4,545,031
Sound Point CLO XI Ltd. Series 2016-1A, Class A (3M USD LIBOR + 1.650%)
4,150,000	4.009	07/20/28	4,152,220
TICP CLO VI Ltd. Series 2016-6A, Class A (3M USD LIBOR + 1.550%)
2,600,000	3.898	01/15/29	2,603,084
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
3,590,352	3.513	07/17/26	3,590,740
WhiteHorse VIII Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 0.900%)
1,036,730	3.258	05/01/26	1,036,071
Zais CLO 1 Ltd. Series 2014-1A, Class A1 (3M USD LIBOR + 1.400%)
661,898	3.748	04/15/26	661,897

			55,708,899

Asset-Backed Securities – (continued)
Credit Card(c) – 0.6%
Golden Credit Card Trust Series 2016-5A, Class A
2,600,000	1.600	09/15/21	2,567,225
Golden Credit Card Trust Series 2017-2A, Class A
1,050,000	1.980	04/15/22	1,031,606

			3,598,831

Student Loan(a) – 6.8%
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A (1M USD LIBOR + 0.800%)
571,613	2.865	02/25/41	570,996
ECMC Group Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.350%)
1,645,905	3.415	07/26/66	1,677,932
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(c) (1M USD LIBOR + 0.800%)
4,200,000	2.865	04/26/32	4,219,386
Educational Funding of the South, Inc. Series 2012-1, Class A (1M USD LIBOR + 1.050%)
2,530,879	3.115	03/25/36	2,552,969
Educational Services of America, Inc. Series 2012-1, Class A1(c) (1M USD LIBOR + 1.150%)
49,618	3.215	09/25/40	50,394
Educational Services of America, Inc. Series 2014-1, Class A(c) (1M USD LIBOR + 0.700%)
794,690	2.765	02/25/39	794,689
Educational Services of America, Inc. Series 2015-2, Class A(c) (1M USD LIBOR + 1.000%)
758,192	3.065	12/25/56	764,260
EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.350%)
2,700,000	3.415	03/25/36	2,746,698
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(c) (1M USD LIBOR + 1.000%)
41,027	3.065	02/25/25	41,067
EFS Volunteer No. 3 LLC Series 2012-1, Class A3(c) (1M USD LIBOR + 1.000%)
1,700,000	3.065	04/25/33	1,708,346
GCO Education Loan Funding Master Trust II Series 2007-1A, Class A6L(c) (3M LIBOR + 0.110%)
1,833,913	2.421	11/25/26	1,827,766
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,900,000	3.260	07/25/45	1,916,831
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1 (1M USD LIBOR + 0.750%)
2,032,360	2.832	12/01/31	2,035,449
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
1,953,329	3.077	05/20/30	1,970,271
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
3,398,222	3.315	06/25/65	3,484,234
Navient Student Loan Trust Series 2016-7A, Class A(c) (1M USD LIBOR + 1.150%)
1,703,180	3.215	03/25/66	1,731,177

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
	North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
	$941,640	3.260%		07/25/41	$939,620
	Northstar Education Finance, Inc. Series 2012-1, Class A(c) (1M USD LIBOR + 0.700%)
	98,835	2.765		12/26/31	99,299
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(c) (1M USD LIBOR + 0.550%)
	51,911	2.615		05/25/57	51,967
	PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
	1,716,899	3.215		09/25/65	1,742,391
	SLC Student Loan Center Series 2011-1, Class A(c) (1M USD LIBOR + 1.220%)
	5,640,064	3.285		10/25/27	5,700,214
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	1,169,301	2.461		06/15/29	1,163,359
	SLM Student Loan Trust Series 2003-14, Class A5 (3M USD LIBOR + 0.230%)
	17,540	2.590		01/25/23	17,540
	SLM Student Loan Trust Series 2004-1, Class A3 (3M USD LIBOR + 0.210%)
	49,353	2.570		04/25/23	49,354
	SLM Student Loan Trust Series 2004-8A, Class A5(c) (3M USD LIBOR + 0.500%)
	408,921	2.860		04/25/24	409,551
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	1,360,447	2.500		10/25/28	1,357,072
	SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
	932,325	2.690		01/25/22	917,162
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	345,858	4.010		07/25/22	352,961
	SLM Student Loan Trust Series 2012-3, Class A (1M USD LIBOR + 0.650%)
	1,118,561	2.715		12/27/38	1,124,774
	South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
	695,867	3.158		10/01/24	698,996
	Utah State Board of Regents Series 2011-1, Class A3 (3M USD LIBOR + 0.850%)
	1,200,000	3.208		05/01/35	1,204,164
	Wachovia Student Loan Trust Series 2005-1, Class A5 (3M USD LIBOR + 0.130%)
	61,518	2.490		01/26/26	61,494

					43,982,383

	TOTAL ASSET-BACKED SECURITIES
	(Cost $110,359,982)				$110,919,538

Foreign Debt Obligations – 1.6%
Sovereign – 1.6%
	Dominican Republic
	$1,210,000	7.500%		05/06/21	$1,269,290
	Republic of Argentina
EUR	440,000	3.375		01/15/23	435,510
	320,000	5.250		01/15/28	295,609
	40,000	2.260(f)		12/31/38	27,285
	$70,000	2.500(f)		12/31/38	41,125
EUR	100,000	6.250		11/09/47	87,224
	Republic of Ecuador
	$390,000	9.625		06/02/27	383,175
	200,000	9.625(c)		06/02/27	196,500
	350,000	7.875(c)		01/23/28	315,000
	Republic of Indonesia
	200,000	5.875		01/15/24	214,750
EUR	250,000	2.150	(c)	07/18/24	293,528
	Republic of South Africa
ZAR	1,590,000	8.000		01/31/30	101,579
	4,500,000	7.000		02/28/31	260,845
	6,879,000	8.250		03/31/32	436,701
	1,570,000	8.875		02/28/35	103,189
	2,330,000	6.250		03/31/36	117,297
	45,000	9.000		01/31/40	2,926
	900,000	6.500		02/28/41	44,315
	1,450,000	8.750		01/31/44	91,370
	Republic of Sri Lanka
	$200,000	6.850		11/03/25	199,000
	Spain Government Bond
EUR	4,400,000	0.350		07/30/23	5,066,782
	United Mexican States
MXN	10,679,700	6.500		06/10/21	553,288
	1,292,300	8.000		12/07/23	69,667
	46,900	8.000		11/07/47	2,462

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,035,553)				$10,608,417

Municipal Debt Obligations – 2.8%
Connecticut – 0.5%
	Connecticut State GO Bonds Series A
	$3,000,000	3.130%		01/15/24	$2,910,810

Florida(b) – 1.9%
	Florida State Board of Administration Finance Corp. Series 2016, Class A
	12,625,000	2.638		07/01/21	12,499,255

New Hampshire(a)(b) – 0.3%
	New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
	1,800,000	3.185		10/25/37	1,816,209

Utah(a)(b) – 0.1%
	Utah State Board of Regents Student Loan RB (Taxable) Series 2011, Class A2 (3M USD LIBOR + 0.000%)
	692,658	3.193		05/01/29	696,779

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $18,070,702)				$17,923,053

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation – 6.3%
United States Treasury Notes
$40,800,000	2.500%	06/30/20	$40,596,712
(Cost $40,591,666)

Shares	Distribution Rate		Value
Investment Company(g) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
34,285	2.060%		$34,285
(Cost $34,285)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $618,545,833)			$612,321,105

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 3.8%
Certificates of Deposit – 0.6%
Nordea Bank AB NY(a) (3M USD LIBOR + 0.270%)
$2,000,000	2.608%	08/10/20	$2,000,362
(3M USD LIBOR + 0.400%)
1,500,000	2.781	03/27/20	1,504,365

			3,504,727

Commercial Paper(h) – 3.2%
Bank of China Ltd.
6,000,000	0.000	10/22/18	5,991,296
Ford Motor Credit Co. LLC
4,000,000	0.000	02/20/19	3,952,069
Marriott International, Inc.
3,000,000	0.000	11/30/18	2,986,817
Sumitomo Mitsui Banking Corp.
1,500,000	0.000	03/01/19	1,500,028
Suncor Energy, Inc.
4,000,000	0.000	12/18/18	3,976,807
VW Credit, Inc.
1,134,000	0.000	01/07/19	1,125,649
1,134,000	0.000	01/08/19	1,125,563

			20,658,229

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,164,756)			$24,162,956

TOTAL INVESTMENTS – 99.0%
(Cost $642,710,589)			$636,484,061

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			6,446,674

NET ASSETS – 100.0%			$642,930,735

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $165,272,906, which represents approximately 25.7% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2018.
(g)	Represents an affiliated issuer.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	765,802	USD	18,233	10/04/18	$209
	AUD	3,105,524	EUR	1,906,817	12/19/18	17,121
	AUD	268,192	NZD	292,352	12/19/18	106
	AUD	6,697,034	USD	4,819,274	12/19/18	24,728
	CAD	489,864	EUR	322,171	12/19/18	3,298
	CAD	979,779	NOK	6,088,740	12/19/18	9,138
	CAD	2,432,751	USD	1,861,448	12/19/18	25,324
	CLP	511,116,149	USD	742,065	10/10/18	35,146
	CLP	405,855,972	USD	606,036	10/22/18	11,309
	CNH	1,100,892	USD	159,363	12/19/18	81
	COP	4,756,298,599	USD	1,575,727	10/22/18	29,906
	CZK	8,658,921	USD	391,624	12/19/18	503
	EUR	1,885,934	CHF	2,115,020	12/19/18	32,656
	EUR	318,931	CZK	8,210,152	12/19/18	1,035
	EUR	1,365,044	GBP	1,217,273	12/19/18	2,920
	EUR	955,021	JPY	124,693,024	12/19/18	11,690
	EUR	206,302	PLN	885,818	12/19/18	406
	EUR	874,598	SEK	9,007,543	12/19/18	1,630
	EUR	466,131	USD	542,848	11/21/18	589
	EUR	1,285,776	USD	1,500,356	12/19/18	2,753
	GBP	574,480	EUR	637,963	12/19/18	5,935
	HUF	778,975,987	EUR	2,372,323	12/19/18	42,669
	IDR	15,491,007,582	USD	1,034,458	10/29/18	472
	JPY	126,536,487	EUR	956,935	12/19/18	2,407
	KRW	2,394,463,708	USD	2,133,758	10/17/18	24,823
	MXN	14,177,096	USD	730,996	12/19/18	17,150
	NOK	6,215,370	CHF	715,817	12/19/18	31,243
	NOK	38,518,726	EUR	3,978,062	12/19/18	98,942
	NOK	6,239,101	SEK	6,690,150	12/19/18	11,114
	NOK	3,077,244	USD	369,932	12/19/18	9,496

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	NZD	291,114	AUD	265,033	12/19/18	$1,357
	NZD	6,886,570	USD	4,538,667	12/19/18	28,273
	PLN	5,038,946	EUR	1,165,686	12/19/18	6,872
	PLN	157,058	USD	42,417	12/19/18	272
	RUB	130,875,368	USD	1,918,076	11/21/18	68,746
	SEK	72,190,951	EUR	6,906,362	12/19/18	107,464
	SEK	3,335,048	USD	371,220	12/19/18	6,731
	SGD	516,238	USD	378,201	12/19/18	92
	TRY	5,814,801	USD	893,188	12/19/18	21,291
	TWD	77,817,950	USD	2,549,918	10/11/18	7,532
	TWD	11,322,691	USD	369,902	12/14/18	4,124
	USD	18,233	ARS	738,452	10/04/18	449
	USD	355,496	ARS	14,522,031	10/09/18	8,204
	USD	237,162	ARS	9,320,458	10/17/18	16,725
	USD	138,968	ARS	4,640,820	10/30/18	31,142
	USD	919,653	AUD	1,263,042	12/19/18	6,089
	USD	488,878	BRL	1,957,321	11/05/18	5,564
	USD	454,521	CLP	291,302,447	10/05/18	11,626
	USD	4,389,866	CNH	30,187,166	12/19/18	17,813
	USD	9,783,839	EUR	8,340,122	11/21/18	60,533
	USD	6,185,243	EUR	5,249,699	12/19/18	48,193
	USD	1,892,318	GBP	1,435,654	12/19/18	13,703
	USD	1,823,891	JPY	203,222,090	12/19/18	23,380
	USD	315,451	NOK	2,554,357	12/19/18	496
	USD	1,302,742	NZD	1,949,543	12/19/18	9,872
	USD	598,335	SEK	5,263,959	12/19/18	1,785
	USD	2,486,248	TWD	75,432,779	10/11/18	7,185
	USD	1,576,019	ZAR	21,374,932	10/24/18	69,444
	ZAR	4,419,855	USD	299,054	12/19/18	10,165
TOTAL						$1,049,921

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	16,554,465	USD	563,077	10/10/18	$(167,734)
	ARS	39,743,609	USD	1,134,958	10/17/18	(194,985)
	ARS	9,018,353	USD	223,478	10/30/18	(13,944)
	AUD	206,926	NZD	226,172	12/19/18	(319)
	AUD	1,036,840	USD	751,175	12/19/18	(1,222)
	BRL	1,957,321	USD	490,065	10/02/18	(5,488)
	CAD	965,637	NZD	1,137,204	12/19/18	(5,234)
	CHF	2,172,657	EUR	1,918,772	12/19/18	(11,851)
	CHF	719,096	NOK	6,109,107	12/19/18	(14,773)
	CHF	366,504	USD	378,070	12/19/18	(1,682)
	CLP	207,327,429	USD	321,987	10/05/18	(6,768)
	CNH	2,606,367	USD	377,796	12/19/18	(312)
	EUR	1,593,981	GBP	1,428,807	12/19/18	(6,247)
	EUR	955,955	HUF	310,396,370	12/19/18	(4,537)
	EUR	347,814	JPY	46,005,833	12/19/18	(999)
	EUR	2,121,914	NOK	20,335,801	12/19/18	(26,854)
	EUR	2,290,901	SEK	23,966,124	12/19/18	(37,885)
	EUR	2,885,299	USD	3,393,799	12/19/18	(20,803)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	GBP	485,218	EUR	543,590	12/19/18	$(544)
	GBP	2,225,311	USD	2,932,371	12/19/18	(20,456)
	INR	56,071,797	USD	777,145	10/12/18	(5,765)
	JPY	210,539,225	EUR	1,601,934	12/19/18	(7,367)
	JPY	297,172,326	USD	2,665,127	12/19/18	(32,233)
	NOK	2,033,208	CAD	324,624	12/19/18	(1,071)
	NZD	2,816,337	USD	1,876,831	12/19/18	(9,132)
	USD	2,207,289	AUD	3,099,870	12/19/18	(34,865)
	USD	472,647	BRL	1,957,321	10/02/18	(11,929)
	USD	378,178	BRL	1,536,349	11/05/18	(1,187)
	USD	3,724,910	CAD	4,898,707	12/19/18	(74,386)
	USD	692,000	CLP	475,584,860	10/05/18	(31,076)
	USD	369,094	CLP	252,165,301	10/10/18	(14,352)
	USD	371,892	CLP	252,626,467	10/22/18	(12,376)
	USD	373,014	COP	1,126,863,435	10/22/18	(7,393)
	USD	749,043	EUR	642,730	12/19/18	(2,326)
	USD	791,299	INR	57,701,613	10/12/18	(2,502)
	USD	2,094,863	KRW	2,343,565,204	10/17/18	(17,833)
	USD	213,468	KRW	238,678,437	10/29/18	(1,739)
	USD	760,095	MXN	14,511,816	11/16/18	(9,467)
	USD	785,944	MXN	15,025,415	12/19/18	(6,968)
	USD	1,212,286	NOK	9,945,206	12/19/18	(13,971)
	USD	1,495,819	NZD	2,286,789	12/19/18	(20,702)
	USD	375,855	PLN	1,383,620	12/19/18	(214)
	USD	2,445,793	RUB	166,109,974	11/21/18	(75,927)
	USD	236,855	SEK	2,126,811	12/19/18	(4,170)
	USD	841,616	SGD	1,154,638	12/19/18	(4,490)
	USD	524,159	TRY	3,439,331	12/19/18	(16,737)
	USD	1,639,845	TWD	50,364,902	10/11/18	(15,374)
	USD	165,128	ZAR	2,483,234	12/19/18	(8,604)
TOTAL						$(986,793)

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Eurodollars	158	12/14/20	$38,249,825	$10,616
Italian 10 Year Government Bonds	3	12/06/18	431,353	9,086
Japan 10 Year Government Bonds	4	12/13/18	5,283,929	(6,967)
Ultra Long U.S. Treasury Bonds	147	12/19/18	22,679,344	(585,471)
2 Year U.S. Treasury Notes	657	12/31/18	138,452,485	(226,901)
5 Year U.S. Treasury Notes	575	12/31/18	64,674,024	(245,512)
Total				$(1,045,149)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts: (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Eurodollars	(115)	06/17/19	$(27,890,375)	$329,092
Eurodollars	(86)	12/16/19	(20,824,900)	30,632
Eurodollars	(81)	03/16/20	(19,609,088)	238,163
Eurodollars	(78)	06/15/20	(18,881,850)	200,932
Eurodollars	(74)	09/14/20	(17,914,475)	192,142
French 10 Year Government Bonds	(6)	12/06/18	(1,052,260)	10,161
Ultra 10 Year U.S. Treasury Notes	(11)	12/19/18	(1,386,000)	21,575
5 Year German Euro-Bobl	(34)	12/06/18	(5,159,476)	37,053
10 Year German Euro-Bund	(23)	12/06/18	(4,240,354)	16,450
10 Year U.S. Treasury Notes	(165)	12/19/18	(19,598,906)	223,332
20 Year U.S. Treasury Bonds	(73)	12/19/18	(10,256,500)	257,248
Total				$1,556,780
TOTAL FUTURES CONTRACTS				$511,631

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Mexico IB TIIE 28D(a)	7.600%	06/17/20	MXN	20,000		$(6,923)	$(753)	$(6,170)
3M JIBAR(b)	7.500	09/19/20	ZAR	10,600		177	824	(647)
6M NIBOR(c)	1.600(d)	12/19/20	NOK	95,790	(e)	(6,825)	(8,771)	1,946
1.250(c)	6M GBP	12/19/20	GBP	12,170	(e)	(9,483)	(19,806)	10,323
6M EURO(b)	0.100(d)	01/16/21	EUR	60,420	(e)	(40,042)	(22,313)	(17,729)
3M NIBOR(b)	1.700(d)	01/16/21	NOK	59,800	(e)	14,075	18,151	(4,076)
0.050(d)	3M STIBOR(b)	01/16/21	SEK	560,090	(e)	91,809	(93,347)	185,156
3M EURO(b)	0.243(f)	08/10/21	EUR	53,050	(e)	(36,346)	351	(36,697)
6M EURO(c)	0.250(f)	08/24/21		22,850	(e)	(32,494)	(5,818)	(26,676)
6M EURO(c)	0.350(d)	12/16/21		39,360	(e)	47,701	(85,350)	133,051
0.500(d)	3M STIBOR(b)	12/16/21	SEK	333,960	(e)	30,674	141,121	(110,447)
6M EURO(c)	0.600(d)	09/28/22	EUR	18,650	(e)	9,619	(507)	10,126
0.500(d)	3M STIBOR(b)	12/19/22	SEK	135,200	(e)	5,356	(69,915)	75,271
2.550(d)	6M WIBOR(c)	03/21/23	PLN	17,510		(84,505)	10,374	(94,879)
1.100(d)	6M GBP	08/01/23	GBP	10,140		58,776	(45,407)	104,183
6M EURO(c)	0.670(d)	08/03/23	EUR	14,430	(e)	(3,510)	25,159	(28,669)
6M EURO(c)	0.750(d)	12/19/23		57,560	(e)	987,220	1,183,860	(196,640)
3M LIBOR(b)	2.750(c)	12/19/23	$	16,720	(e)	(265,574)	(179,623)	(85,951)
0.750(b)	3M STIBOR(b)	12/19/23	SEK	356,820	(e)	(119,134)	(359,315)	240,181
2.750(c)	6M AUDOR	12/19/23	AUD	18,160	(e)	(148,188)	(150,315)	2,127
2.500(c)	6M CDOR	12/19/23	CAD	8,400	(e)	74,444	34,985	39,459
0.750(d)	6M EURO(c)	12/19/23	EUR	830	(e)	(14,235)	(17,601)	3,366
1.500(c)	6M GBP	12/19/23	GBP	12,930	(e)	(14,787)	(122,280)	107,493
6M EURO(c)	1.200(d)	08/24/25	EUR	4,330	(e)	(13,557)	(3,692)	(9,865)
2.000(d)	3M STIBOR(b)	11/02/27	SEK	35,960	(e)	(36,709)	(2,662)	(34,047)
3M LIBOR(b)	2.750(c)	12/21/27	$	5,100	(e)	(82,828)	(85,101)	2,273
2.250(d)	3M STIBOR(b)	12/21/27	SEK	25,640	(e)	(56,576)	(152,002)	95,426

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3.500(c)	6M AUDOR	12/21/27	AUD	270	(e)	$(2,577)	$(3,910)	$1,333
6M CHFOR(c)	1.000(d)	06/21/28	CHF	2,190	(e)	(7,211)	(118,375)	111,164
6M CDOR(c)	2.750	06/21/28	CAD	7,400	(e)	(46,987)	(48,218)	1,231
4.000(c)	3M NZDOR(b)	06/21/28	NZD	8,320	(e)	(130,482)	(81,342)	(49,140)
1.500(d)	6M EURO(c)	06/21/28	EUR	4,610	(e)	16,771	(51,993)	68,764
1.900(c)	6M GBP	08/03/28	GBP	3,760	(e)	(6,568)	(5,603)	(965)
6M CHFOR(c)	1.050(d)	08/07/28	CHF	5,930	(e)	(10,892)	(5,113)	(5,779)
6M CDOR(c)	2.750	12/19/28	CAD	4,190	(e)	(28,582)	14,168	(42,750)
1.250(d)	3M STIBOR(b)	12/19/28	SEK	22,860	(e)	17,059	(6,377)	23,436
1.750(c)	6M GBP	12/19/28	GBP	1,440	(e)	(12,831)	(27,304)	14,473
3M LIBOR(b)	2.750	06/16/37	$	920	(e)	(29,411)	(29,853)	442
1.750(c)	6M GBP	12/14/37	GBP	6,200	(e)	110,605	(61,982)	172,587
6M GBP(c)	1.750	06/14/38		440	(e)	(7,447)	(10,122)	2,675
2.000(d)	6M EURO(c)	06/14/38	EUR	1,270	(e)	7,248	10,517	(3,269)
1.500(d)	6M EURO(c)	12/19/38		1,850	(e)	1,685	(10,302)	11,987
6M GBP(c)	1.500	06/16/48	GBP	1,060	(e)	(17,592)	(23,647)	6,055
1.750(d)	6M EURO(c)	06/16/48	EUR	1,490	(e)	(6,992)	(588)	(6,404)
3M LIBOR(b)	3.000	12/15/48	$	2,480	(e)	(3,628)	(3,121)	(507)
1.750(d)	6M EURO(c)	12/19/48	EUR	2,590	(e)	(148,667)	(142,484)	(6,183)
1.000(c)	6M JYOR	12/19/48	JPY	330,430	(e)	(11,921)	(45,925)	34,004
TOTAL						$29,715	$(661,327)	$691,042

(a)	Payments made monthly.
(b)	Payments made quarterly.
(c)	Payments made semi-annually.
(d)	Payments made annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.
(f)	Payments made at the termination date.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund	Credit Spread at September 30, 2018(a)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
iTraxx Europe Index Series 30(b)	(1.000)	0.716%	12/20/23	EUR	1,650	$(30,980)	$(30,500)	$(480)
iTraxx Europe Index Series 29(b)	(1.000)	0.591	06/20/23		6,500	(146,531)	(165,355)	18,824
Protection Sold:
CDX.NA.IG Index 31(a)	1.000	0.595	12/20/23		$2,060	40,083	39,497	586
TOTAL						$137,428	$(156,358)	$18,930

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.
(b)	Payments made quarterly.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	Citibank NA	2.250	03/30/2020	9,100,000	$20,475,000	$13,504	$31,500	$(17,996)
2Y IRS	MS & Co. Int. PLC	2.450	05/01/2020	10,000,000	24,500,000	22,471	29,304	(6,833)
Puts
1Y IRS	Citibank NA	2.750	02/13/2019	2,300,000	6,325,000	5,480	40,250	(34,770)
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	2,300,000	6,325,000	6,746	38,333	(31,587)
Total Purchased option contracts				23,700,000	$57,625,000	$48,201	$139,387	$(91,186)
Written option contracts
Calls
2Y IRS	Citibank NA	2.338	03/30/2020	(2,000,000)	$(2,000,000)	$(12,536)	$(31,500)	$18,964
2Y IRS	MS & Co. Int. PLC	2.493	05/01/2020	(2,200,000)	(2,200,000)	(20,039)	(29,333)	9,294
Puts
1Y IRS	Citibank NA	2.799	02/13/2019	(1,000,000)	(1,000,000)	(5,971)	(39,375)	33,404
1Y IRS	JPMorgan Securities, Inc.	2.793	03/06/2019	(1,000,000)	(1,000,000)	(7,073)	(37,500)	30,427
Total Written option contracts				(6,200,000)	$(6,200,000)	$(45,619)	$(137,708)	$92,089
TOTAL				17,500,000	$51,425,000	$2,582	$1,679	$903

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
2Y IRS	—2 Year Interest Rate Swaptions
CDX.NA.IG Index 31	—CDX North America Investment Grade Index 31
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 41.7%
Advertising – 0.3%
The Interpublic Group of Cos., Inc.
$5,000,000	3.500%		10/01/20	$5,000,445

Aerospace & Defense(a) – 0.3%
General Dynamics Corp. (3M USD LIBOR + 0.380%)
5,000,000	2.718		05/11/21	5,033,550

Agriculture – 1.3%
BAT Capital Corp.(b)
6,245,000	2.297		08/14/20	6,119,892
(3M USD LIBOR + 0.590%)
13,400,000	2.909	(a)	08/14/20	13,447,447
Philip Morris International, Inc.
5,500,000	1.875		11/01/19	5,438,773

				25,006,112

Automotive – 2.9%
BMW US Capital LLC(a)(b) (3M USD LIBOR + 0.370%)
8,500,000	2.689		08/14/20	8,527,378
(3M USD LIBOR + 0.410%)
15,000,000	2.747		04/12/21	15,049,598
Daimler Finance North America LLC(a)(b) (3M USD LIBOR + 0.550%)
13,000,000	2.891		05/04/21	13,044,514
Harley-Davidson Financial Services, Inc.(b)
2,000,000	2.250		01/15/19	1,997,235
Toyota Motor Credit Corp.(a) (3M USD LIBOR + 0.150%)
16,000,000	2.850		08/21/20	15,986,527

				54,605,252

Banks – 26.6%
ABN AMRO Bank NV(b)
7,357,000	2.500		10/30/18	7,356,787
(3M USD LIBOR + 0.570%)
20,000,000	2.881	(a)	08/27/21	20,042,420
Australia & New Zealand Banking Group Ltd.(a)(b) (3M USD LIBOR + 0.660%)
5,000,000	3.026		09/23/19	5,026,201
(3M USD LIBOR + 0.460%)
17,025,000	2.772		05/17/21	17,059,802
Banque Federative du Credit Mutuel SA(b)
4,508,000	2.500		10/29/18	4,508,889
4,200,000	2.750		01/22/19	4,200,556
(3M USD LIBOR + 0.490%)
18,070,000	2.838	(a)	07/20/20	18,132,685
Barclays Bank PLC(a) (3M USD LIBOR + 0.550%)
8,000,000	2.893		08/07/19	8,018,287
(3M USD LIBOR + 0.400%)
15,500,000	3.050		08/21/20	15,484,500
BNZ International Funding Ltd.(b)
3,000,000	2.350		03/04/19	2,995,319
(3M USD LIBOR + 0.700%)
6,450,000	3.012	(a)	02/21/20	6,494,238
(3M USD LIBOR + 0.980%)
13,145,000	3.312	(a)	09/14/21	13,325,259
BPCE SA
10,000,000	2.500		12/10/18	10,001,246

Corporate Obligations – (continued)
Banks – (continued)
Capital One Financial Corp.(a)(c) (3M USD LIBOR + 0.760%)
4,190,000	3.098		05/12/20	4,218,209
Capital One NA(c)
1,055,000	2.400		09/05/19	1,049,282
(3M USD LIBOR + 0.765%)
5,075,000	3.099	(a)	09/13/19	5,098,043
Citibank NA(a)(c) (3M USD LIBOR + 0.570%)
10,000,000	2.917		07/23/21	10,055,178
Citizens Bank NA(c)
2,000,000	2.300		12/03/18	1,999,106
Citizens Bank NA/Providence RI(a) (3M USD LIBOR + 0.570%)
5,000,000	2.881		05/26/20	5,015,383
Commonwealth Bank of Australia
10,000,000	2.300		09/06/19	9,941,470
(3M USD LIBOR + 0.400%)
12,500,000	2.737	(a)(b)	09/18/20	12,527,300
Compass Bank(a)(c) (3M USD LIBOR + 0.730%)
4,842,000	3.061		06/11/21	4,851,251
Credit Agricole SA(b)
2,200,000	2.625		10/03/18	2,200,014
(3M USD LIBOR + 0.800%)
8,462,000	3.139	(a)	04/15/19	8,494,671
Credit Suisse AG
6,000,000	2.300		05/28/19	5,981,253
DBS Group Holdings Ltd.(a)(b) (3M USD LIBOR + 0.490%)
10,000,000	2.817		06/08/20	10,009,830
Dexia Credit Local SA(a)(b) (3M USD LIBOR + 0.500%)
10,000,000	2.814		02/15/19	10,016,176
DNB Bank ASA(a)(b) (3M USD LIBOR + 0.370%)
10,000,000	2.707		10/02/20	10,033,962
HSBC Holdings PLC(a) (3M USD LIBOR + 0.600%)
15,000,000	2.922	(c)	05/18/21	15,029,051
(3M USD LIBOR + 1.660%)
3,500,000	3.971		05/25/21	3,605,222
ING Bank NV(b)
1,400,000	2.000		11/26/18	1,398,841
5,625,000	2.300		03/22/19	5,613,069
(3M USD LIBOR + 0.610%)
3,250,000	2.924	(a)	08/15/19	3,259,441
JPMorgan Chase Bank NA(a)(c) (3M USD LIBOR + 0.250%)
10,000,000	2.588		02/13/20	10,005,407
(3M USD LIBOR + 0.230%)
8,000,000	2.545		09/01/20	8,011,922
Lloyds Bank PLC(a) (3M USD LIBOR + 0.490%)
13,685,000	2.833		05/07/21	13,732,678
Macquarie Bank Ltd.(b)
1,380,000	2.350		01/15/19	1,378,707
(3M USD LIBOR + 1.180%)
1,100,000	3.519	(a)	01/15/19	1,102,849
7,500,000	1.870		02/28/19	7,474,888
Mitsubishi UFJ Financial Group, Inc.(a) (3M USD LIBOR + 0.650%)
15,000,000	2.985		07/26/21	15,064,310
Morgan Stanley(a)(c) (3M USD LIBOR + 0.550%)
10,000,000	2.891		02/10/21	10,031,979

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
National Australia Bank Ltd.(a)(b) (3M USD LIBOR + 0.350%)
$10,000,000	2.687%		01/12/21	$10,004,999
(3M USD LIBOR + 0.580%)
3,000,000	2.918		09/20/21	3,011,910
National Bank of Canada
12,000,000	2.100		12/14/18	11,991,430
(3M USD LIBOR + 0.600%)
4,000,000	2.936	(a)	01/17/20	4,023,220
(3M USD LIBOR + 0.160%)
6,200,000	2.800	(a)	08/20/20	6,190,626
PNC Bank NA(c)
2,175,000	1.700		12/07/18	2,172,173
Santander UK PLC(a) (3M USD LIBOR + 0.620%)
10,650,000	2.941		06/01/21	10,716,494
Skandinaviska Enskilda Banken AB(a)(b) (3M USD LIBOR + 0.430%)
17,600,000	2.742		05/17/21	17,622,986
Societe Generale SA(a)(b) (3M USD LIBOR + 1.330%)
4,000,000	3.669		04/08/21	4,082,185
Standard Chartered PLC(b)
8,067,000	2.100		08/19/19	7,999,822
(3M USD LIBOR + 1.130%)
5,000,000	3.452	(a)	08/19/19	5,035,806
Sumitomo Mitsui Banking Corp.
3,466,000	2.450		01/10/19	3,464,575
Sumitomo Mitsui Trust Bank Ltd.(b)
4,595,000	2.050		03/06/19	4,582,150
(3M USD LIBOR + 0.440%)
9,300,000	2.779	(a)	09/19/19	9,321,204
(3M USD LIBOR + 0.910%)
8,967,000	3.243	(a)	10/18/19	9,031,921
Swedbank AB(b)
7,000,000	2.375		02/27/19	6,986,588
The Huntington National Bank(a) (3M USD LIBOR + 0.510%)
1,000,000	2.837		03/10/20	1,002,704
The Toronto-Dominion Bank(a) (3M USD LIBOR + 0.300%)
6,100,000	2.700		05/01/20	6,046,262
UBS AG(b)(c)
1,000,000	2.200		06/08/20	981,948
(3M USD LIBOR + 0.580%)
15,025,000	2.907	(a)	06/08/20	15,085,220
(3M USD LIBOR + 0.480%)
7,000,000	2.801	(a)	12/01/20	7,011,025
United Overseas Bank Ltd.(a)(b) (3M USD LIBOR + 0.480%)
2,900,000	2.827		04/23/21	2,903,785
Wells Fargo Bank NA(a)(c) (SOFR + 0.480)
6,350,000	2.640		03/25/20	6,350,896
(3M USD LIBOR + 0.500%)
10,000,000	2.847		07/23/21	10,024,097
Westpac Banking Corp.(a) (3M USD LIBOR + 0.560%)
2,274,000	2.882		08/19/19	2,283,702
(3M USD LIBOR + 0.360%)
5,000,000	2.681	(b)	09/01/20	5,012,928

				502,786,337

Corporate Obligations – (continued)
Computers – 1.6%
Hewlett Packard Enterprise Co.(a)(c) (3M USD LIBOR + 0.720%)
20,000,000	3.105		10/05/21	20,019,240
International Business Machines Corp.
9,451,000	7.625		10/15/18	9,467,508

				29,486,748

Diversified Financial Services – 1.6%
AIG Global Funding(a)(b) (3M USD LIBOR + 0.480%)
13,000,000	2.817		07/02/20	13,031,825
Federation des Caisses Desjardins du Quebec(a)(b) (3M USD LIBOR + 0.330%)
13,000,000	2.669		10/30/20	13,023,218
National Rural Utilities Cooperative Finance Corp.
3,656,000	10.375		11/01/18	3,678,663

				29,733,706

Electrical(c) – 0.5%
Public Service Electric & Gas Co.
1,500,000	2.000		08/15/19	1,487,265
Sempra Energy(a) (3M USD LIBOR + 0.500%)
7,000,000	2.839		01/15/21	7,001,775

				8,489,040

Food & Drug Retailing(a) – 0.7%
Conagra Brands, Inc. (3M USD LIBOR + 0.500%)
5,000,000	2.839		10/09/20	4,988,831
Mondelez International Holdings Netherlands BV(b) (3M USD LIBOR + 0.610%)
9,021,000	2.949		10/28/19	9,054,787

				14,043,618

Insurance – 3.0%
Jackson National Life Global Funding(a)(b) (3M USD LIBOR + 0.250%)
4,798,000	2.631		12/27/18	4,800,003
(3M USD LIBOR + 0.300%)
11,600,000	2.637		04/27/20	11,609,369
Metropolitan Life Global Funding I(b)
4,000,000	2.300		04/10/19	3,992,118
(3M USD LIBOR + 0.400%)
4,000,000	2.734	(a)	06/12/20	4,017,524
New York Life Global Funding(b)
1,345,000	2.150		06/18/19	1,339,735
Protective Life Global Funding(b) (3M USD LIBOR + 0.420%)
5,000,000	2.757	(a)	03/29/19	5,006,641
7,000,000	1.722		04/15/19	6,962,289
(3M USD LIBOR + 0.370%)
10,000,000	2.707	(a)	07/13/20	10,006,690
XLIT Ltd.
9,650,000	2.300		12/15/18	9,643,538

				57,377,907

Media – 0.1%
RELX Capital, Inc.
1,854,000	8.625		01/15/19	1,883,076

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals(a) – 1.3%
Bayer US Finance II LLC(b)(c) (3M USD LIBOR + 0.630%)
$15,000,000	3.003%	06/25/21	$15,058,247
CVS Health Corp. (3M USD LIBOR + 0.720%)
10,000,000	3.047	03/09/21	10,078,517

			25,136,764

Pipeline(a) – 0.6%
Spectra Energy Partners LP (3M USD LIBOR + 0.700%)
10,525,000	3.016	06/05/20	10,572,268

Real Estate Investment Trust(c) – 0.0%
HCP, Inc.
735,000	2.625	02/01/20	728,679

Retailing(a)(b)(c) – 0.5%
Alimentation Couche-Tard, Inc. (3M USD LIBOR + 0.500%)
9,000,000	2.834	12/13/19	9,000,798

Telecommunication Services(a) – 0.4%
AT&T, Inc. (3M USD LIBOR + 0.930%)
7,960,000	3.316	06/30/20	8,039,312

TOTAL CORPORATE OBLIGATIONS
(Cost $786,144,548)			$786,923,612

Shares	Distribution Rate	Value
Investment Companies(d) – 8.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,215,719	2.060%	$25,215,719
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
126,364,278	2.258	126,389,551

TOTAL INVESTMENT COMPANIES
(Cost $151,607,270)		$151,605,270

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $937,751,818)		$938,528,882

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 50.7%
Certificates of Deposit – 15.5%
Banco Del Estado De Chile(a) (3M USD LIBOR + 0.070%)
$10,000,000	2.441%	03/21/19	$9,999,522
(3M USD LIBOR + 0.090%)
12,000,000	2.404	11/15/18	12,000,466
Bank of Montreal(a) (1M USD LIBOR + 0.240%)
5,000,000	2.398	10/17/18	5,000,519
(3M USD LIBOR + 0.290%)
15,250,000	2.603	08/28/20	15,247,089
(3M USD LIBOR + 0.330%)
6,000,000	2.663	07/11/19	6,010,088

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Bank of Nova Scotia(a) (3M USD LIBOR + 0.200%)
3,500,000	2.541	11/09/18	3,500,666
(3M USD LIBOR + 0.220%)
9,000,000	2.606	12/30/19	9,007,704
(3M USD LIBOR + 0.280%)
10,000,000	2.619	09/21/20	9,998,050
(3M USD LIBOR + 0.300%)
2,000,000	2.614	05/15/19	2,003,067
Bayerische Landesbank(a) (3M USD LIBOR + 0.250%)
12,000,000	2.583	01/11/19	12,012,618
Canadian Imperial Bank of Commerce(a) (3M USD LIBOR + 0.330%)
10,000,000	2.663	07/11/19	10,016,936
(3M USD LIBOR + 0.400%)
6,000,000	2.800	05/02/20	6,004,606
Cooperatieve Rabobank UA(a) (3M USD LIBOR + 0.330%)
7,250,000	2.696	03/24/20	7,249,984
Credit Agricole Corporate & Investment Bank(a) (3M USD LIBOR + 0.350%)
11,500,000	2.689	07/30/20	11,497,895
(3M USD LIBOR + 0.385%)
6,530,000	2.723	05/11/20	6,531,499
Credit Suisse New York(a) (1M USD LIBOR + 0.350%)
4,800,000	2.508	01/16/19	4,804,360
(3M USD LIBOR + 0.170%)
4,000,000	2.544	09/26/19	3,999,994
(3M USD LIBOR + 0.340%)
8,100,000	2.748	04/09/19	8,109,989
DG Bank NY(a) (3M USD LIBOR + 0.450%)
1,000,000	2.786	01/17/19	1,000,350
Landesbank Baden-Wuerttemberg
7,000,000	1.850	11/07/18	6,996,156
Mizuho Bank Ltd.(a) (3M USD LIBOR + 0.380%)
6,500,000	2.753	06/25/20	6,503,284
(3M USD LIBOR + 0.400%)
9,000,000	2.808	10/04/19	9,017,897
(3M USD LIBOR + 0.400%)
5,000,000	2.711	11/27/19	5,000,540
National Bank of Canada(a) (3M USD LIBOR + 0.200%)
1,750,000	2.543	05/08/19	1,750,826
(3M USD LIBOR + 0.240%)
750,000	2.573	10/11/18	750,074
Natixis NY(a) (3M USD LIBOR + 0.200%)
13,000,000	2.519	11/14/18	13,005,863
Nordea Bank AB NY(a) (3M USD LIBOR + 0.400%)
15,000,000	2.781	03/27/20	15,043,653
Oversea-Chinese Banking Corp. Ltd.(a) (1M USD LIBOR + 0.140%)
9,000,000	2.308	01/22/19	8,999,974
Societe Generale SA(a) (1M USD LIBOR + 0.270%)
5,000,000	2.482	12/03/18	5,002,470
(3M USD LIBOR + 0.200%)
10,000,000	2.510	08/21/19	9,999,941
Standard Chartered Bank(a) (3M USD LIBOR + 0.420%)
18,000,000	2.751	09/18/20	17,996,535

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investments – (continued)
Certificates of Deposit – (continued)
Sumitomo Mitsui Banking Corp.
$1,750,000	2.050%		05/03/19	$1,745,521
(3M USD LIBOR + 0.370%)
5,100,000	2.703	(a)	07/11/19	5,107,010
(3M USD LIBOR + 0.370%)
11,000,000	2.712	(a)	01/31/20	11,007,129
(3M USD LIBOR + 0.420%)
4,000,000	2.759	(a)	07/24/20	4,000,687
Svenska Handelsbanken AB(a) (3M USD LIBOR + 0.400%)
15,000,000	2.796		04/01/20	15,037,442
Swedbank AB(a) (3M USD LIBOR + 0.320%)
1,000,000	2.632		08/24/20	999,439
The Toronto-Dominion Bank
5,000,000	1.730		11/05/18	4,997,171
(3M USD LIBOR + 0.170%)
5,000,000	2.506	(a)	04/17/19	5,003,473

				291,960,486

Commercial Paper – 29.3%
AT&T, Inc.(e)
7,400,000	0.000		12/06/18	7,363,336
5,000,000	0.000		05/28/19	4,904,444
2,847,000	0.000		06/05/19	2,790,515
Atlantic Asset Securitization Corp.(e)
12,000,000	0.000		10/05/18	11,994,890
15,000,000	0.000		01/10/19	14,896,044
Bank of China Ltd.(e)
10,000,000	0.000		10/22/18	9,985,493
Barclays Bank PLC(e)
7,000,000	0.000		11/29/18	6,972,767
Barton Capital LLC(e)
6,000,000	0.000		12/17/18	5,968,307
Bayerische Landesbank(e)
16,750,000	0.000		10/12/18	16,735,402
Bedford Row Funding Corp.(a)(b) (3M USD LIBOR + 0.060%)
9,000,000	2.394		12/17/18	8,999,763
Bell Canada, Inc.(e)
4,000,000	0.000		01/22/19	3,966,089
Cafco LLC(e)
9,000,000	0.000		10/01/18	8,998,376
Can Ast & Can Ltd. Jt(e)
5,000,000	0.000		10/30/18	4,990,165
Chariot Funding LLC(e)
7,000,000	0.000		10/09/18	6,995,359
CNPC Finance (HK) Ltd.(e)
12,000,000	0.000		10/01/18	11,997,680
7,000,000	0.000		10/09/18	6,994,995
Collateralized Commercial Paper II Co. LLC(a)(b) (1M USD LIBOR + 0.260%)
5,000,000	2.525		01/03/19	5,002,848
(1M USD LIBOR + 0.270%)
2,000,000	2.547		01/07/19	2,001,228
(3M USD LIBOR + 0.070%)
2,000,000	2.478		01/07/19	1,999,943
Dexia Credit Local SA(e)
10,000,000	0.000		05/07/19	9,840,634

Short-term Investments – (continued)
Commercial Paper – (continued)
Electricite de France SA(e)
10,000,000	0.000		10/02/18	9,997,354
8,000,000	0.000		01/17/19	7,934,929
First Abu Dhabi Bank PJSC(e)
3,000,000	0.000		10/09/18	2,997,974
20,000,000	0.000		11/02/18	19,955,375
Ford Motor Credit Co. LLC(e)
6,000,000	0.000		02/20/19	5,928,104
HP, Inc.(e)
5,000,000	0.000		10/15/18	4,994,850
Industrial and Commercial Bank of China Ltd.(e)
7,000,000	0.000		11/23/18	6,974,629
ING Funding LLC(a) (1M USD LIBOR + 0.270%)
10,000,000	2.353		03/08/19	10,007,750
(3M USD LIBOR + 0.110%)
10,000,000	2.448		05/10/19	10,001,754
La Fayette Asset Securitiization(e)
6,300,000	0.000		12/17/18	6,267,422
9,000,000	0.000		02/07/19	8,919,216
Landesbank Baden-Wuerttemberg(e)
16,750,000	0.000		10/15/18	16,732,124
Liberty Funding LLC(e)
5,000,000	0.000		10/03/18	4,998,514
7,500,000	0.000		12/06/18	7,467,081
LMA SA LMA Americas(e)
15,000,000	0.000		01/09/19	14,897,000
5,000,000	0.000		02/04/19	4,956,015
Macquarie Bank Ltd.(e)
15,000,000	0.000		02/11/19	14,856,803
Marriott International, Inc.(e)
8,000,000	0.000		10/30/18	7,982,563
1,600,000	0.000		11/19/18	1,594,266
Matchpoint Finance PLC(e)
10,000,000	0.000		10/04/18	9,996,292
14,000,000	0.000		10/15/18	13,984,973
Mondelez International, Inc.(e)
6,500,000	0.000		10/01/18	6,498,714
3,000,000	0.000		12/07/18	2,985,201
Nederlandse Wtrschbnk
16,000,000	0.000		02/12/19	15,855,450
National Bank of Kuwait SAKP
3,000,000	2.500		10/01/18	3,000,066
8,000,000	2.600		10/26/18	8,001,400
5,000,000	2.400		11/05/18	5,000,095
10,000,000	2.500		11/08/18	10,001,234
5,000,000	2.450		11/30/18	5,000,220
Nieuw Amsterdam Receivables Corp.(e)
18,000,000	0.000		01/10/19	17,872,964
NRW. Bank(e)
10,000,000	0.000		02/19/19	9,900,320
Nutrien Ltd.
4,046,000	0.000	(e)	10/09/18	4,042,637
6,000,000	0.000	(e)	11/13/18	5,978,832
5,000,000	2.535		11/13/18	4,982,360
Oversea-Chinese Banking Corp. Ltd.(e)
11,900,000	0.000		04/17/19	11,725,391

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – (continued)
Schlumberger Holdings Corp.(e)
$4,850,000	0.000%	10/04/18	$4,849,050
Sheffield Receivables Corp.(e)
10,101,000	0.000	12/17/18	10,048,026
Suncor Energy, Inc.(e)
10,000,000	0.000	12/17/18	9,942,822
Thunder Bay Funding LLC(e)
15,000,000	0.000	01/15/19	14,892,090
Toyota Motor Finance Netherlands BV(a) (3M USD LIBOR + 0.090%)
5,000,000	2.443	03/18/19	5,000,912
United Overseas Bank Ltd.(e)
16,000,000	0.000	10/17/18	15,981,397
Victory Receivables Corp.(e)
15,000,000	0.000	10/01/18	14,997,256
5,000,000	0.000	10/02/18	4,998,780
VW Credit, Inc.(e)
6,523,000	0.000	01/07/19	6,474,961
6,000,000	0.000	01/08/19	5,955,358
5,200,000	0.000	03/20/19	5,130,881

			553,959,684

Repurchase Agreement – 5.9%
Bank of America Corp.
15,000,000	2.900	12/27/18	15,000,000
Maturity Value: $15,184,875
Next Reset Date: 10/01/2018
Collateralized by various common stocks and ETF units. The aggregate market value of the collateral, including accrued interest, was 16,218,017.

BNP Paribas SA
35,000,000	2.410	10/05/18	35,000,000
Maturity Value: $35,016,401
Next Reset Date: 10/01/2018
Collateralized by Government bonds, 4.625% to 5.875%, due 05/30/22 to 01/13/28. The aggregate market value of the collateral, including accrued interest, was $38,500,435.

Citigroup Global Markets, Inc.
19,000,000	2.945	12/27/18	19,000,000
Maturity Value: $19,206,723
Next Reset Date: 11/16/2018
Collateralized by various mortgage obligations, 2.700% to 9.839%, due 09/24/20 to 08/27/57. The aggregate market value of the collateral, including accrued interest, was $21,848,141.

Mizuho Securities USA
3,000,000	3.313	11/06/18	3,000,000
Maturity Value: $3,024,848
Next Reset Date: 11/06/2018
Collateralized by various mortgage obligations, 2.446% to 6.939%, due 10/25/21 to 10/25/47. The aggregate market value of the collateral, including accrued interest, was $3,573,915.

Short-term Investments – (continued)
Repurchase Agreement – (continued)
Nomura
$19,000,000	3.088%	01/15/19	$19,000,000
Maturity Value: $19,234,688
Next Reset Date: 10/17/2018
Collateralized by various mortgage obligations, 5.000% to 9.866%, due 09/25/22 to 07/25/60. The aggregate market value of the collateral, including accrued interest, was $22,703,241.

Wells Fargo
20,000,000	2.781	12/11/18	20,000,000
Maturity Value: $20,228,660
Next Reset Date: 10/12/2018
Collateralized by various mortgage obligations, 2.792% to 7.250%, due 02/01/25 to 02/15/61. The aggregate market value of the collateral, including accrued interest, was $23,246,166.

			111,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $956,774,224)			$956,920,170

TOTAL INVESTMENTS – 100.4%
(Cost $1,894,526,042)			$1,895,449,052

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(6,792,467)

NET ASSETS – 100.0%			$1,888,656,585

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $464,419,471, which represents approximately 24.6% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Represents an affiliated issuer.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2018, the Goldman Sachs High Quality Floating Rate Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
High Quality Floating Rate Fund	$3,700,000	$3,700,233	$3,774,000

REPURCHASE AGREEMENTS — At September 30, 2018, the Principal Amounts of the Goldman Sachs High Quality Floating Rate Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	High Quality Floating Rate Fund
Merrill Lynch & Co., Inc.	2.270%	$3,700,000

At September 30, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Government National Mortgage Association	3.500% to 5.000%	05/15/44 to 09/20/48

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund
Assets:
Investments of unaffiliated issuers, at value (cost $578,351,687, $371,374,951 and $770,549,209, respectively)	$575,551,110	$366,957,515	$770,836,564
Investments of affiliated issuers, at value (cost $30,982,497, $99,671 and $0, respectively)	30,979,598	99,671	—
Cash	10,059,764	5,080,278	726,196
Variation margin on futures contracts	—	19,471	—
Receivables:
Interest and dividends	2,605,074	1,726,001	1,796,645
Fund shares sold	484,497	367,437	4,443,385
Investments sold	—	9,532,964	597,768
Investments sold on an extended-settlement basis	—	12,105,000	—
Reimbursement from investment adviser	—	39,964	27,476
Due from broker	—	—	3,937
Collateral on certain derivative contracts(a)	—	—	378,000
Other assets	118,644	102,577	91,909
Total assets	619,798,687	396,030,878	778,901,880

Liabilities:
Variation margin on futures contracts	52,405	—	13,280
Payables:
Investments purchased	2,664,427	4,691,544	—
Investments purchased on an extended — settlement basis	1,200,000	47,643,788	—
Fund shares redeemed	920,233	433,716	491,292
Income distribution	137,837	128,413	36,090
Management fees	120,631	146,114	196,273
Distribution and Service fees and Transfer Agency fees	20,613	53,107	21,368
Forward sale contracts, at value (proceeds received $0, $9,092,500 and $0, respectively)	—	9,063,594	—
Accrued expenses	121,718	168,625	121,863
Total liabilities	5,237,864	62,328,901	880,166

Net Assets:
Paid-in capital	628,640,725	351,618,830	784,497,911
Undistributed net investment income	728,820	589,904	68,670
Accumulated net realized loss	(15,274,649)	(14,227,199)	(7,107,663)
Net unrealized gain (loss)	465,927	(4,279,558)	562,796
NET ASSETS	$614,560,823	$333,701,977	$778,021,714
Net Assets:
Class A	$16,746,738	$100,631,442	$8,808,661
Class C	—	3,741,962	—
Institutional	337,389,719	140,329,403	69,566,094
Administration	2,736,246	—	—
Service	—	33,340,688	112,695
Investor	1,513,136	1,322,611	2,468,557
Class P	256,164,517	10,353,002	697,051,906
Class R	—	20,603,768	—
Class R6	10,467	23,379,101	13,801
Total Net Assets	$614,560,823	$333,701,977	$778,021,714
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,775,760	7,086,432	1,008,661
Class C	—	263,480	—
Institutional	35,823,440	9,897,515	7,968,754
Administration	289,755	—	—
Service	—	2,354,159	12,847
Investor	160,819	93,187	283,493
Class P	27,197,936	730,406	79,799,250
Class R	—	1,452,636	—
Class R6	1,111	1,649,332	1,581
Net asset value, offering and redemption price per share:(b)
Class A	$9.43	$14.20	$8.73
Class C	—	14.20	—
Institutional	9.42	14.18	8.73
Administration	9.44	—	—
Service	—	14.16	8.77
Investor	9.41	14.19	8.71
Class P	9.42	14.17	8.74
Class R	—	14.18	—
Class R6	9.42	14.17	8.73

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures
High Quality Floating Rate	$378,000

(b)	Maximum public offering price per share for Class A shares of the Government Income Fund is $14.75. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

September 30, 2018 (Unaudited)

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $390,676,498, $934,810,216 and $642,676,304, respectively)	$385,725,420	$919,427,884	$636,449,776
Investments of affiliated issuers, at value (cost $12,874,308, $2,297 and $34,285, respectively)	12,874,308	2,297	34,285
Purchased options (cost $0, $0 and $139,387, respectively)	—	—	48,201
Cash	5,225,788	10,909,607	5,278,934
Foreign currencies, at value (cost $9, $0 and $89,772 respectively)	9	—	78,617
Unrealized gain on forward foreign currency exchange contracts	—	—	1,049,921
Variation margin on futures contracts	31,692	76,901	—
Variation margin on swaps contracts	—	—	165,030
Receivables:
Investments sold	5,666,033	13,631,802	18,418,773
Collateral on certain derivative contracts(a)	1,046,089	—	5,812,939
Fund shares sold	1,262,921	2,497,888	139,966
Interest and Dividends	750,546	6,160,069	4,274,471
Reimbursement from investment adviser	17,337	49,503	47,086
Other assets	117,036	228,674	135,663
Total assets	412,717,179	952,984,625	671,933,662

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	—	986,793
Variation margin on futures contracts	—	—	40,016
Variation margin on swaps contracts	23,564	—	—
Written option contracts, at value (premium received $0, $0 and $137,708, respectively)	—	—	45,619
Payables:
Investments purchased	12,496,668	6,588,781	9,115,649
Investments purchased on an extended — settlement basis	2,864,030	7,679,832	16,384,144
Fund shares redeemed	408,823	5,221,969	1,993,512
Income distribution	—	203,281	11,657
Management fees	82,728	340,146	204,701
Distribution and Service fees and Transfer Agency fees	42,058	63,013	20,403
Accrued expenses	102,618	203,619	200,433
Total liabilities	16,020,489	20,300,641	29,002,927

Net Assets:
Paid-in capital	421,963,179	984,102,703	666,638,611
Undistributed (distributions in excess of) net investment income	28,788	3,774,593	(833,890)
Accumulated net realized (loss)	(20,632,619)	(43,752,652)	(17,920,937)
Net unrealized (loss)	(4,662,658)	(11,440,660)	(4,953,049)
NET ASSETS	$396,696,690	$932,683,984	$642,930,735
Net Assets:
Class A	$61,468,779	$84,726,255	$12,729,609
Class C	4,832,237	14,138,365	1,012,974
Institutional	186,094,941	406,824,897	44,441,620
Service	—	19,213,791	—
Investor	14,057,580	30,553,163	1,520,743
Class P	99,932,450	374,341,211	583,029,664
Class R	14,516,797	—	125,500
Class R6	15,793,906	2,886,302	70,625
Total Net Assets	$396,696,690	$932,683,984	$642,930,735
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,063,589	8,729,890	1,321,937
Class C	483,140	1,466,376	105,148
Institutional	18,137,346	42,059,084	4,605,040
Service	—	1,988,620	—
Investor	1,378,506	3,146,207	157,672
Class P	9,745,975	38,713,614	60,421,299
Class R	1,436,119	—	13,011
Class R6	1,540,255	298,426	7,321
Net asset value, offering and redemption price per share:(b)
Class A	$10.14	$9.71	$9.63
Class C	10.00	9.64	9.63
Institutional	10.26	9.67	9.65
Service	—	9.66	—
Investor	10.20	9.71	9.64
Class P	10.25	9.67	9.65
Class R	10.11	—	9.65
Class R6	10.25	9.67	9.65

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps
Inflation Protected Securities	$—	$—	$1,046,089
Short Duration Income	1,840,000	1,734,000	2,238,939

(b)	Maximum public offering price per share for Class A shares of the Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $10.54, $9.86 and $9.78, respectively. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Assets and Liabilities (continued)

September 30, 2018 (Unaudited)

Short Term Conservative Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,742,918,772)	$1,743,843,782
Investments of affiliated issuers, at value (cost $151,607,270)	151,605,270
Cash	1,887,989
Receivables:
Interest and Dividends	5,446,500
Fund shares sold	3,815,448
Reimbursement from investment adviser	40,116
Other assets	174,688
Total assets	1,906,813,793

Liabilities:
Payables:
Fund shares redeemed	9,466,189
Investments purchased	5,082,390
Investments purchased on an extended — settlement basis	3,016,901
Management fees	266,613
Income distribution	217,328
Distribution and Service fees and Transfer Agency fees	15,590
Accrued expenses	92,197
Total liabilities	18,157,208

Net Assets:
Paid-in capital	1,887,510,831
Undistributed net investment income	22,255
Accumulated net realized gain	200,489
Net unrealized gain	923,010
NET ASSETS	$1,888,656,585
Net Assets:
Class A	$1,870,939
Institutional	630,375,089
Administration	1,119,107
Preferred	25,779
Investor	10,028
Class P	1,133,935,353
Class R6	121,320,290
Total Net Assets	$1,888,656,585
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	186,562
Institutional	62,851,827
Administration	111,574
Preferred	2,571
Investor	1,000
Class P	113,129,001
Class R6	12,096,396
Net asset value, offering and redemption price per share:(a)
Class A	$10.03
Institutional	10.03
Administration	10.03
Preferred	10.03
Investor	10.03
Class P	10.02
Class R6	10.03

(a)	At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund
Investment income:
Interest	$6,778,441	$4,464,859	$9,717,851
Dividends — affiliated issuers	233,215	123,948	—
Total investment income	7,011,656	4,588,807	9,717,851

Expenses:
Management fees	725,930	887,289	1,173,439
Transfer Agency fees(a)	117,393	125,495	142,335
Custody, accounting and administrative services	75,394	92,284	85,979
Professional fees	53,319	53,566	55,302
Registration fees	20,683	22,289	21,193
Printing and mailing costs	18,049	45,230	19,117
Distribution and Service fees(a)	12,223	210,239	9,725
Trustee fees	8,765	8,615	9,002
Administration Shares fees	2,322	—	—
Service Share fees — Service Plan	—	48,279	141
Service Share fees — Shareholder Administration Plan	—	48,279	141
Other	9,452	3,800	11,512
Total expenses	1,043,530	1,545,365	1,527,886
Less — expense reductions	(20,798)	(230,750)	(149,129)
Net expenses	1,022,732	1,314,615	1,378,757
NET INVESTMENT INCOME	5,988,924	3,274,192	8,339,094

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(14,947)	(1,859,961)	286,390
Futures contracts	914,397	56,053	276,768
Swap contracts	—	(76,101)	(113,821)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(24,266)	(2,434,482)	(465,772)
Investments — affiliated issuers	(2,899)	—	—
Purchased options	—	(39,837)	—
Futures contracts	469,972	(18,152)	536,732
Swap contracts	—	129,056	14,042
Net realized and unrealized gain (loss)	1,342,257	(4,243,424)	534,339
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,331,181	$(969,232)	$8,873,433

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Administration	Service	Investor	Class P(b)	Class R	Class R6
Enhanced Income	$12,223	$—	$—	$7,503	$—	$91,399	$371	$—	$2,037	$16,081	$—	$2
Government Income	129,859	27,370	53,010	67,528	3,558	27,536	—	7,725	1,524	766	13,782	3,076
High Quality Floating Rate	9,725	—	—	5,846	—	91,497	—	22	1,820	43,148	—	2

(b)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued)

For the Six Months Ended September 30, 2018 (Unaudited)

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Investment income:
Interest (net of foreign withholding taxes of $0, $0 and $270)	$6,685,814	$10,840,314	$8,561,220
Dividends — affiliated issuers	240,647	24,120	44,429
Total investment income	6,926,461	10,864,434	8,605,649

Expenses:
Management fees	505,240	2,104,916	1,162,084
Transfer Agency fees(a)	121,799	241,105	111,371
Distribution and Service fees(a)	159,729	197,137	19,089
Professional fees	53,368	53,460	59,975
Custody, accounting and administrative services	47,705	131,719	179,270
Printing and mailing costs	28,535	46,793	19,130
Registration fees	22,572	30,558	26,240
Trustee fees	8,641	9,270	8,857
Service Share fees — Service Plan	—	24,062	—
Service Share fees — Shareholder Administration Plan	—	24,062	—
Prime Broker Fees	—	—	6,191
Other	4,599	16,908	10,982
Total expenses	952,188	2,879,990	1,603,189
Less — expense reductions	(102,454)	(303,538)	(269,256)
Net expenses	849,734	2,576,452	1,333,933
NET INVESTMENT INCOME	6,076,727	8,287,982	7,271,716

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,248,359)	(7,535,010)	(1,075,783)
Futures contracts	(227,629)	5,059,127	187,770
Swap contracts	185,866	(158,795)	178,832
Forward foreign currency exchange contracts	—	—	(4,145,576)
Foreign currency transactions	—	—	(145,958)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(4,101,483)	(1,010,183)	(1,454,310)
Purchased options	(19,918)	—	(172,536)
Futures contracts	(244,848)	(2,327,458)	(1,341,437)
Written options	—	—	107,348
Swap contracts	537,702	279,682	533,610
Forward foreign currency exchange contracts	—	—	494,609
Foreign currency translation	—	—	(13,272)
Net realized and unrealized gain (loss)	(6,118,669)	(5,692,637)	(6,846,703)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,942)	$2,595,345	$425,013

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Inflation Protected Securities	$83,294	$32,482	$43,953	$43,313	$4,223	$45,163	$—	$8,911	$7,256	$11,428	$1,505
Short Duration Government	106,572	90,565	—	55,417	11,774	123,868	3,850	18,166	27,632	—	398
Short Duration Income	13,364	5,461	264	6,949	710	69,350	—	1,212	33,075	69	6

(b)	Class P Shares commenced operations on April 20, 2018.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Operations (continued)

For the Six Months Ended September 30, 2018 (Unaudited)

Short Term Conservative Income Fund
Investment income:
Interest	$18,726,519
Dividends — affiliated issuers	610,838
Total investment income	19,337,357

Expenses:
Management fees	1,955,974
Transfer Agency fees(a)	286,061
Custody, accounting and administrative services	84,887
Professional fees	46,470
Registration fees	39,941
Printing and mailing costs	27,864
Trustee fees	9,711
Administration Shares fees	1,337
Distribution and Service fees — Class A Shares	1,143
Preferred Shares fees	13
Other	19,787
Total expenses	2,473,188
Less — expense reductions	(917,988)
Net expenses	1,555,200
NET INVESTMENT INCOME	17,782,157

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	157,904
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	1,635,637
Investments — affiliated issuers	(2,000)
Net realized and unrealized gain (loss)	1,791,541
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,573,698

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Class A	Preferred Shares	Institutional	Administration	Investor(b)	Class P(c)	Class R6
Short-Term Conservative Income	$758	$5	$202,818	$214	$2	$73,397	$8,867

(b)	Investor Shares commenced operations on August 14, 2018.
(c)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund		Government Income Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$5,988,924	$8,073,774	$3,274,192	$4,843,468
Net realized gain (loss)	899,450	(1,083,080)	(1,880,009)	972,554
Net change in unrealized gain (loss)	442,807	(824,420)	(2,363,415)	(5,233,833)
Net increase (decrease) in net assets resulting from operations	7,331,181	6,166,274	(969,232)	582,189

Distributions to shareholders:
From net investment income
Class A Shares	(100,884)	(284,649)	(1,048,540)	(2,091,104)
Class C Shares	—	—	(34,578)	(67,204)
Institutional Shares	(4,688,928)	(7,678,981)	(1,626,103)	(2,843,094)
Administration	(108)	(157)	—	—
Service Shares	—	—	(357,998)	(741,397)
Investor Shares	(30,824)	(51,091)	(26,312)	(77,857)
Class P Shares(a)	(1,137,044)	—	(61,471)	—
Class R Shares	—	—	(187,491)	(308,362)
Class R6 Shares	(17,101)	(2,044)	(243,602)	(381,901)
Total distributions to shareholders	(5,974,889)	(8,016,922)	(3,586,095)	(6,510,919)

From share transactions:
Proceeds from sales of shares	476,139,775	325,697,965	63,695,141	88,980,699
Reinvestment of distributions	4,942,118	7,854,271	2,850,827	5,137,494
Cost of shares redeemed	(335,396,977)	(337,841,302)	(68,910,107)	(116,633,711)
Net increase (decrease) in net assets resulting from share transactions	145,684,916	(4,289,066)	(2,364,139)	(22,515,518)
TOTAL INCREASE (DECREASE)	147,041,208	(6,139,714)	(6,919,466)	(28,444,248)

Net assets:
Beginning of period	467,519,615	473,659,329	340,621,443	369,065,691
End of period	$614,560,823	$467,519,615	$333,701,977	$340,621,443
Undistributed net investment income	$728,820	$714,785	$589,904	$901,807

(a)	Class P Shares commenced operations on April 20, 2018.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Quality Floating Rate Fund		Inflation Protected Securities Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$8,339,094	$10,215,229	$6,076,727	$6,274,592
Net realized gain	449,337	1,281,357	(2,290,122)	(2,784,122)
Net change in unrealized gain (loss)	85,002	(625,288)	(3,828,547)	(1,645,342)
Net increase (decrease) in net assets resulting from operations	8,873,433	10,871,298	(41,942)	1,845,128

Distributions to shareholders:
From net investment income
Class A Shares	(87,385)	(123,665)	(1,040,912)	(1,247,978)
Class C Shares	—	—	(72,568)	(72,788)
Institutional Shares	(5,030,242)	(10,176,566)	(4,151,904)	(4,285,943)
Service Shares	(989)	(2,421)	—	—
Investor Shares	(30,234)	(14,482)	(234,580)	(242,201)
Class P Shares(a)	(3,372,934)	—	(725,199)	—
Class R Shares	—	—	(247,206)	(281,832)
Class R6 Shares	(143)	(160)	(205,830)	(56,822)
Total distributions to shareholders	(8,521,927)	(10,317,294)	(6,678,199)	(6,187,564)

From share transactions:
Proceeds from sales of shares	848,264,868	663,102,852	182,816,381	177,078,976
Reinvestment of distributions	8,409,407	10,234,835	4,733,355	4,083,552
Cost of shares redeemed	(819,990,360)	(374,360,785)	(162,602,721)	(117,366,906)
Net increase in net assets resulting from share transactions	36,683,915	298,976,902	24,947,015	63,795,622
TOTAL INCREASE	37,035,421	299,530,906	18,226,874	59,453,186

Net assets:
Beginning of period	740,986,293	441,455,387	378,469,816	319,016,630
End of period	$778,021,714	$740,986,293	$396,696,690	$378,469,816
Undistributed net investment income	$68,670	$251,503	$28,788	$630,260

(a)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund		Short Duration Income Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$8,287,982	$15,288,469	$7,271,716	$12,879,406
Net realized loss	(2,634,678)	(5,024,259)	(5,000,715)	(7,911,451)
Net change in unrealized loss	(3,057,959)	(8,333,475)	(1,845,988)	(3,937,692)
Net increase in net assets resulting from operations	2,595,345	1,930,735	425,013	1,030,263

Distributions to shareholders:
From net investment income
Class A Shares	(873,583)	(2,041,765)	(124,823)	(175,901)
Class C Shares	(149,150)	(335,268)	(10,580)	(12,562)
Institutional Shares	(7,397,234)	(19,398,290)	(4,749,275)	(11,795,805)
Service Shares	(182,302)	(395,986)	—	—
Investor Shares	(321,252)	(530,914)	(24,156)	(34,695)
Class P Shares(a)	(2,211,899)	—	(2,841,455)	—
Class R Shares	—	—	(1,097)	(746)
Class R6 Shares	(31,895)	(50,577)	(459)	(203)
Return of capital
Class A Shares	—	—	—	(26,617)
Class C Shares	—	—	—	(1,901)
Institutional Shares	—	—	—	(1,784,904)
Investor Shares	—	—	—	(5,250)
Class R Shares	—	—	—	(113)
Class R6 Shares	—	—	—	(31)
Total distributions to shareholders	(11,167,315)	(22,752,800)	(7,751,845)	(13,838,728)

From share transactions:
Proceeds from sales of shares	503,474,853	407,825,942	644,983,047	336,916,387
Reinvestment of distributions	10,068,919	21,350,633	7,656,466	13,814,307
Cost of shares redeemed	(562,913,866)	(754,489,017)	(586,843,966)	(325,990,610)
Net increase (decrease) in net assets resulting from share transactions	(49,370,094)	(325,312,442)	65,795,547	24,740,084
TOTAL INCREASE (DECREASE)	(57,942,064)	(346,134,507)	58,468,715	11,931,619

Net assets:
Beginning of period	990,626,048	1,336,760,555	584,462,020	572,530,401
End of period	$932,683,984	$990,626,048	$642,930,735	$584,462,020
Undistributed (distributions in excess of) net investment income	$3,774,593	$6,653,926	$(833,890)	$(353,761)

(a)	Class P Shares commenced operations on April 20, 2018.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Term Conservative Income Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$17,782,157	$15,812,419
Net realized gain (loss)	157,904	89,033
Net change in unrealized gain (loss)	1,633,637	(824,720)
Net increase (decrease) in net assets resulting from operations	19,573,698	15,076,732

Distributions to shareholders:
From net investment income
Class A Shares	(11,480)	(2,163)
Institutional Shares	(11,396,665)	(15,804,447)
Administration	(10,768)	(11,173)
Preferred Shares	(279)	(352)
Investor Shares(a)	(29)	—
Class P Shares(b)	(5,659,661)	—
Class R6 Shares(c)	(675,509)	(53)
From net realized gains
Class A Shares	—	(1)
Institutional Shares	—	(61,216)
Administration	—	(39)
Preferred Shares	—	(1)
Total distributions to shareholders	(17,754,391)	(15,879,445)

From share transactions:
Proceeds from sales of shares	1,995,672,178	2,263,519,156
Reinvestment of distributions	16,850,990	15,556,730
Cost of shares redeemed	(1,548,661,829)	(1,121,169,548)
Net increase in net assets resulting from share transactions	463,861,339	1,157,906,338
TOTAL INCREASE	465,680,646	1,157,103,625

Net assets:
Beginning of period	1,422,975,939	265,872,314
End of period	$1,888,656,585	$1,422,975,939
Undistributed (distributions in excess of) net investment income	$22,255	$(5,511)

(a)	Investor Shares commenced operations on August 14, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Class R6 Shares commenced operations on November 30, 2017.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.41		$9.44	$9.41	$9.42	$9.47	$9.49
Net investment income(a)	0.08		0.11	0.08	0.04	0.01	0.03
Net realized and unrealized gain (loss)	0.02		(0.03)	0.03	(0.01)	(0.05)	(0.02)
Total from investment operations	0.10		0.08	0.11	0.03	(0.04)	0.01
Distributions to shareholders from net investment income	(0.08)		(0.11)	(0.08)	(0.04)	(0.01)	(0.03)
Net asset value, end of period	$9.43		$9.41	$9.44	$9.41	$9.42	$9.47
Total return(b)	1.10%		0.86%	1.19%	0.29%	(0.47)%	0.10%
Net assets, end of period (in 000s)	$16,747		$10,590	$35,560	$35,378	$35,556	$46,289
Ratio of net expenses to average net assets	0.65	%(c)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of total expenses to average net assets	0.65	%(c)	0.70%	0.71%	0.71%	0.71%	0.73%
Ratio of net investment income to average net assets	1.75	%(c)	1.14%	0.88%	0.42%	0.06%	0.33%
Portfolio turnover rate(d)	10%		63%	89%	60%	39%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.39		$9.43	$9.40	$9.41	$9.46	$9.48
Net investment income(a)	0.10		0.14	0.11	0.07	0.04	0.06
Net realized and unrealized gain (loss)	0.03		(0.04)	0.03	(0.01)	(0.05)	(0.02)
Total from investment operations	0.13		0.10	0.14	0.06	(0.01)	0.04
Distributions to shareholders from net investment income	(0.10)		(0.14)	(0.11)	(0.07)	(0.04)	(0.06)
Net asset value, end of period	$9.42		$9.39	$9.43	$9.40	$9.41	$9.46
Total return(b)	1.36%		1.09%	1.53%	0.63%	(0.13)%	0.44%
Net assets, end of period (in 000s)	$337,390		$451,628	$435,915	$423,278	$457,826	$512,656
Ratio of net expenses to average net assets	0.35	%(c)	0.35%	0.35%	0.35%	0.35%	0.36%
Ratio of total expenses to average net assets	0.35	%(c)	0.36%	0.37%	0.36%	0.37%	0.38%
Ratio of net investment income to average net assets	2.05	%(c)	1.52%	1.22%	0.76%	0.40%	0.60%
Portfolio turnover rate(d)	10%		63%	89%	60%	39%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Administration Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.43		$9.46	$9.43	$9.44	$9.49	$9.51
Net investment income(a)	0.09		0.12	0.09	0.05	0.01	0.04
Net realized and unrealized gain (loss)	0.01		(0.03)	0.03	(0.01)	(0.05)	(0.02)
Total from investment operations	0.10		0.09	0.12	0.04	(0.04)	0.02
Distributions to shareholders from net investment income	(0.09)		(0.12)	(0.09)	(0.05)	(0.01)	(0.04)
Net asset value, end of period	$9.44		$9.43	$9.46	$9.43	$9.44	$9.49
Total return(b)	1.02%		0.95%	1.28%	0.38%	(0.38)%	0.19%
Net assets, end of period (in 000s)	$2,736		$164	$162	$147	$176	$198
Ratio of net expenses to average net assets	0.60	%(c)	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of total expenses to average net assets	0.61	%(c)	0.61%	0.62%	0.61%	0.62%	0.64%
Ratio of net investment income to average net assets	1.85	%(c)	1.27%	0.97%	0.50%	0.15%	0.42%
Portfolio turnover rate(d)	10%		63%	89%	60%	39%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.39		$9.42	$9.39	$9.41	$9.45	$9.48
Net investment income(a)	0.09		0.14	0.11	0.06	0.03	0.06
Net realized and unrealized gain (loss)	0.02		(0.04)	0.02	(0.02)	(0.04)	(0.04)
Total from investment operations	0.11		0.10	0.13	0.04	(0.01)	0.02
Distributions to shareholders from net investment income	(0.09)		(0.13)	(0.10)	(0.06)	(0.03)	(0.05)
Net asset value, end of period	$9.41		$9.39	$9.42	$9.39	$9.41	$9.45
Total return(b)	1.21%		1.11%	1.44%	0.43%	(0.12)%	0.25%
Net assets, end of period (in 000s)	$1,513		$5,127	$2,012	$623	$437	$583
Ratio of net expenses to average net assets	0.44	%(c)	0.44%	0.44%	0.44%	0.44%	0.45%
Ratio of total expenses to average net assets	0.45	%(c)	0.45%	0.45%	0.46%	0.46%	0.48%
Ratio of net investment income to average net assets	1.97	%(c)	1.45%	1.14%	0.66%	0.31%	0.64%
Portfolio turnover rate(d)	10%		63%	89%	60%	39%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Enhanced Income Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$9.41
Net investment income(b)	0.09
Net realized and unrealized gain	0.01
Total from investment operations	0.10
Distributions to shareholders from net investment income	(0.09)
Net asset value, end of period	$9.42
Total return(c)	1.03%
Net assets, end of period (in 000s)	$256,165
Ratio of net expenses to average net assets	0.34	%(d)
Ratio of total expenses to average net assets	0.35	%(d)
Ratio of net investment income to average net assets	2.14	%(d)
Portfolio turnover rate(e)	10%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class R6
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$9.40		$9.43	$9.40	$9.39
Net investment income(b)	0.10		0.14	0.12	0.05
Net realized and unrealized gain (loss)	0.02		(0.03)	0.02	—	(c)
Total from investment operations	0.12		0.11	0.14	0.05
Distributions to shareholders from net investment income	(0.10)		(0.14)	(0.11)	(0.04)
Net asset value, end of period	$9.42		$9.40	$9.43	$9.40
Total return(d)	1.25%		1.21%	1.55%	0.58%
Net assets, end of period (in 000s)	$10		$10	$10	$10
Ratio of net expenses to average net assets	0.35	%(e)	0.34%	0.34%	0.35	%(e)
Ratio of total expenses to average net assets	0.35	%(e)	0.35%	0.36%	0.37	%(e)
Ratio of net investment income to average net assets	2.07	%(e)	1.53%	1.23%	0.74	%(e)
Portfolio turnover rate(f)	10%		63%	89%	60%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$14.39		$14.64	$15.03	$15.02	$14.67	$15.00
Net investment income (loss)(a)	0.13		0.18	0.16	0.19	0.17	0.12
Net realized and unrealized gain (loss)	(0.18)		(0.18)	(0.29)	0.06	0.39	(0.25)
Total from investment operations	(0.05)		—	(0.13)	0.25	0.56	(0.13)
Distributions to shareholders from net investment income	(0.14)		(0.25)	(0.26)	(0.24)	(0.21)	(0.16)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)
Total distributions	(0.14)		(0.25)	(0.26)	(0.24)	(0.21)	(0.20)
Net asset value, end of period	$14.20		$14.39	$14.64	$15.03	$15.02	$14.67
Total return(b)	(0.32)%		0.01%	(0.89)%	1.66%	3.80%	(0.83)%
Net assets, end of period (in 000s)	$100,631		$108,414	$134,630	$159,880	$182,381	$194,179
Ratio of net expenses to average net assets	0.91	%(c)	0.91%	0.91%	0.90%	0.91%	0.92%
Ratio of total expenses to average net assets	1.05	%(c)	1.05%	1.06%	1.05%	1.05%	1.02%
Ratio of net investment income to average net assets	1.83	%(c)	1.25%	1.08%	1.31%	1.16%	0.83%
Portfolio turnover rate(d)	244%		380%	441%	590%	471%	655%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$14.39		$14.64	$15.03	$15.02	$14.67	$15.00
Net investment income(a)	0.08		0.07	0.05	0.08	0.06	0.02
Net realized and unrealized gain (loss)	(0.18)		(0.18)	(0.29)	0.06	0.38	(0.25)
Total from investment operations	(0.10)		(0.11)	(0.24)	0.14	0.44	(0.23)
Distributions to shareholders from net investment income	(0.09)		(0.14)	(0.15)	(0.13)	(0.09)	(0.06)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)
Total distributions	(0.09)		(0.14)	(0.15)	(0.13)	(0.09)	(0.10)
Net asset value, end of period	$14.20		$14.39	$14.64	$15.03	$15.02	$14.67
Total return(b)	(0.69)%		(0.74)%	(1.63)%	0.91%	3.03%	(1.53)%
Net assets, end of period (in 000s)	$3,742		$5,959	$8,066	$11,743	$12,918	$15,202
Ratio of net expenses to average net assets	1.66	%(c)	1.66%	1.66%	1.66%	1.66%	1.62%
Ratio of total expenses to average net assets	1.79	%(c)	1.80%	1.81%	1.80%	1.80%	1.78%
Ratio of net investment income to average net assets	1.07	%(c)	0.50%	0.33%	0.56%	0.41%	0.12%
Portfolio turnover rate(d)	244%		380%	441%	590%	471%	655%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$14.37		$14.62	$15.01	$15.00	$14.64	$14.97
Net investment income(a)	0.16		0.24	0.21	0.24	0.22	0.17
Net realized and unrealized gain (loss)	(0.18)		(0.19)	(0.29)	0.06	0.40	(0.25)
Total from investment operations	(0.02)		0.05	(0.08)	0.30	0.62	(0.08)
Distributions to shareholders from net investment income	(0.17)		(0.30)	(0.31)	(0.29)	(0.26)	(0.21)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)
Total distributions	(0.17)		(0.30)	(0.31)	(0.29)	(0.26)	(0.25)
Net asset value, end of period	$14.18		$14.37	$14.62	$15.01	$15.00	$14.64
Total return(b)	(0.15)%		0.35%	(0.56)%	2.01%	4.23%	(0.50)%
Net assets, end of period (in 000s)	$140,329		$141,298	$129,442	$147,394	$186,519	$197,289
Ratio of net expenses to average net assets	0.57	%(c)	0.57%	0.57%	0.57%	0.58%	0.58%
Ratio of total expenses to average net assets	0.71	%(c)	0.71%	0.72%	0.71%	0.71%	0.69%
Ratio of net investment income to average net assets	2.18	%(c)	1.61%	1.42%	1.64%	1.50%	1.19%
Portfolio turnover rate(d)	244%		380%	441%	590%	471%	655%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$14.35		$14.60	$14.99	$14.98	$14.63	$14.96
Net investment income(a)	0.12		0.16	0.14	0.17	0.15	0.10
Net realized and unrealized gain (loss)	(0.18)		(0.18)	(0.30)	0.05	0.38	(0.25)
Total from investment operations	(0.06)		(0.02)	(0.16)	0.22	0.53	(0.15)
Distributions to shareholders from net investment income	(0.13)		(0.23)	(0.23)	(0.21)	(0.18)	(0.14)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)
Total distributions	(0.13)		(0.23)	(0.23)	(0.21)	(0.18)	(0.18)
Net asset value, end of period	$14.16		$14.35	$14.60	$14.99	$14.98	$14.63
Total return(b)	(0.40)%		(0.16)%	(1.06)%	1.50%	3.64%	(1.00)%
Net assets, end of period (in 000s)	$33,341		$41,463	$53,711	$54,940	$51,176	$53,172
Ratio of net expenses to average net assets	1.07	%(c)	1.07%	1.07%	1.06%	1.07%	1.08%
Ratio of total expenses to average net assets	1.20	%(c)	1.21%	1.22%	1.21%	1.21%	1.18%
Ratio of net investment income to average net assets	1.67	%(c)	1.09%	0.92%	1.15%	1.00%	0.66%
Portfolio turnover rate(d)	244%		380%	441%	590%	471%	655%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$14.38		$14.63	$15.02	$15.01	$14.66	$14.99
Net investment income(a)	0.15		0.22	0.20	0.23	0.21	0.18
Net realized and unrealized gain (loss)	(0.18)		(0.18)	(0.29)	0.05	0.38	(0.27)
Total from investment operations	(0.03)		0.04	(0.09)	0.28	0.59	(0.09)
Distributions to shareholders from net investment income	(0.16)		(0.29)	(0.30)	(0.27)	(0.24)	(0.20)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)
Total distributions	(0.16)		(0.29)	(0.30)	(0.27)	(0.24)	(0.24)
Net asset value, end of period	$14.19		$14.38	$14.63	$15.02	$15.01	$14.66
Total return(b)	(0.19)%		0.26%	(0.64)%	1.92%	4.06%	(0.58)%
Net assets, end of period (in 000s)	$1,323		$2,846	$4,558	$4,676	$3,875	$4,157
Ratio of net expenses to average net assets	0.66	%(c)	0.66%	0.66%	0.66%	0.66%	0.67%
Ratio of total expenses to average net assets	0.79	%(c)	0.80%	0.81%	0.80%	0.80%	0.78%
Ratio of net investment income to average net assets	2.04	%(c)	1.49%	1.33%	1.55%	1.41%	1.25%
Portfolio turnover rate(d)	244%		380%	441%	590%	471%	655%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Government Income Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$14.24
Net investment income(b)	0.14
Net realized and unrealized gain (loss)	(0.06)
Total from investment operations	0.08
Distributions to shareholders from net investment income	(0.15)
Net asset value, end of period	$14.17
Total return(c)	0.55%
Net assets, end of period (in 000s)	$10,353
Ratio of net expenses to average net assets	0.56	%(d)
Ratio of total expenses to average net assets	0.71	%(d)
Ratio of net investment income to average net assets	2.24	%(d)
Portfolio turnover rate(e)	244%

(a)	Commenced operations on April 20,2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$14.38		$14.62	$15.02	$15.00	$14.65	$14.98
Net investment income(a)	0.11		0.15	0.12	0.16	0.13	0.09
Net realized and unrealized gain (loss)	(0.18)		(0.17)	(0.30)	0.06	0.39	(0.25)
Total from investment operations	(0.07)		(0.02)	(0.18)	0.22	0.52	(0.16)
Distributions to shareholders from net investment income	(0.13)		(0.22)	(0.22)	(0.20)	(0.17)	(0.13)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.04)
Total distributions	(0.13)		(0.22)	(0.22)	(0.20)	(0.17)	(0.17)
Net asset value, end of period	$14.18		$14.38	$14.62	$15.02	$15.00	$14.65
Total return(b)	(0.51)%		(0.18)%	(1.14)%	1.41%	3.55%	(1.08)%
Net assets, end of period (in 000s)	$20,604		$21,630	$21,045	$21,688	$23,184	$20,743
Ratio of net expenses to average net assets	1.16	%(c)	1.16%	1.16%	1.15%	1.16%	1.17%
Ratio of total expenses to average net assets	1.30	%(c)	1.30%	1.31%	1.30%	1.30%	1.28%
Ratio of net investment income to average net assets	1.58	%(c)	1.02%	0.83%	1.06%	0.90%	0.62%
Portfolio turnover rate(d)	244%		380%	441%	590%	471%	655%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Government Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$14.37		$14.61	$15.01	$14.83
Net investment income(b)	0.16		0.24	0.20	0.16
Net realized and unrealized gain (loss)	(0.19)		(0.18)	(0.29)	0.21
Total from investment operations	(0.03)		0.06	(0.09)	0.37
Distributions to shareholders from net investment income	(0.17)		(0.30)	(0.31)	(0.19)
Net asset value, end of period	$14.17		$14.37	$14.61	$15.01
Total return(c)	(0.21)%		0.43%	(0.60)%	2.52%
Net assets, end of period (in 000s)	$23,379		$19,012	$17,614	$93
Ratio of net expenses to average net assets	0.56	%(d)	0.55%	0.55%	0.55	%(d)
Ratio of total expenses to average net assets	0.70	%(d)	0.70%	0.69%	0.70	%(d)
Ratio of net investment income to average net assets	2.19	%(d)	1.62%	1.35%	1.59	%(d)
Portfolio turnover rate(e)	244%		380%	441%	590%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$8.73		$8.72	$8.63	$8.72	$8.76	$8.78
Net investment income(a)	0.08		0.10	0.07	0.02	0.01	0.02
Net realized and unrealized gain (loss)	0.01		0.01	0.08	(0.09)	(0.04)	(0.02)
Total from investment operations	0.09		0.11	0.15	(0.07)	(0.03)	—
Distributions to shareholders from net investment income	(0.09)		(0.10)	(0.06)	(0.02)	(0.01)	(0.02)
Net asset value, end of period	$8.73		$8.73	$8.72	$8.63	$8.72	$8.76
Total return(b)	0.98%		1.32%	1.79%	(0.80)%	(0.36)%	(0.01)%
Net assets, end of period (in 000s)	$8,809		$9,368	$11,303	$10,680	$18,565	$43,550
Ratio of net expenses to average net assets	0.67	%(c)	0.71%	0.65%	0.70%	0.66%	0.72%
Ratio of total expenses to average net assets	0.71	%(c)	0.79%	0.89%	0.88%	0.90%	0.95%
Ratio of net investment income to average net assets	1.90	%(c)	1.18%	0.76%	0.22%	0.12%	0.20%
Portfolio turnover rate(d)	24%		54%	59%	71%	64%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$8.72		$8.71	$8.63	$8.72	$8.77	$8.78
Net investment income(a)	0.09		0.13	0.09	0.05	0.03	0.04
Net realized and unrealized gain (loss)	0.02		0.01	0.08	(0.09)	(0.05)	— (b)
Total from investment operations	0.11		0.14	0.17	(0.04)	(0.02)	0.04
Distributions to shareholders from net investment income	(0.10)		(0.13)	(0.09)	(0.05)	(0.03)	(0.05)
Net asset value, end of period	$8.73		$8.72	$8.71	$8.63	$8.72	$8.77
Total return(c)	1.25%		1.67%	1.97%	(0.47)%	(0.19)%	0.45%
Net assets, end of period (in 000s)	$69,566		$730,204	$429,019	$360,939	$503,652	$378,958
Ratio of net expenses to average net assets	0.36	%(d)	0.36%	0.36%	0.36%	0.36%	0.38%
Ratio of total expenses to average net assets	0.40	%(d)	0.44%	0.55%	0.54%	0.56%	0.59%
Ratio of net investment income to average net assets	2.13	%(d)	1.54%	1.05%	0.56%	0.38%	0.50%
Portfolio turnover rate(e)	24%		54%	59%	71%	64%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$8.76		$8.76	$8.67	$8.76	$8.81	$8.83
Net investment income(a)	0.08		0.08	0.05	0.01	— (b)	— (b)
Net realized and unrealized gain (loss)	0.01		0.01	0.09	(0.09)	(0.05)	(0.01)
Total from investment operations	0.09		0.09	0.14	(0.08)	(0.05)	(0.01)
Distributions to shareholders from net investment income	(0.08)		(0.09)	(0.05)	(0.01)	— (b)	(0.01)
Net asset value, end of period	$8.77		$8.76	$8.76	$8.67	$8.76	$8.81
Total return(c)	1.00%		1.05%	1.58%	(0.93)%	(0.53)%	(0.01)%
Net assets, end of period (in 000s)	$113		$113	$491	$551	$145	$255
Ratio of net expenses to average net assets	0.86	%(d)	0.87%	0.86%	0.84%	0.73%	0.85%
Ratio of total expenses to average net assets	0.90	%(d)	0.97%	1.05%	1.04%	1.07%	1.10%
Ratio of net investment income to average net assets	1.70	%(d)	0.95%	0.55%	0.11%	0.05%	0.05%
Portfolio turnover rate(e)	24%		54%	59%	71%	64%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$8.70		$8.69	$8.61	$8.70	$8.75	$8.77
Net investment income(a)	0.09		0.13	0.08	0.04	0.03	0.04
Net realized and unrealized gain (loss)	0.01		0.01	0.08	(0.09)	(0.05)	(0.02)
Total from investment operations	0.10		0.14	0.16	(0.05)	(0.02)	0.02
Distributions to shareholders from net investment income	(0.09)		(0.13)	(0.08)	(0.04)	(0.03)	(0.04)
Net asset value, end of period	$8.71		$8.70	$8.69	$8.61	$8.70	$8.75
Total return(b)	1.20%		1.58%	1.87%	(0.56)%	(0.28)%	0.24%
Net assets, end of period (in 000s)	$2,469		$1,292	$632	$663	$996	$1,570
Ratio of net expenses to average net assets	0.45	%(c)	0.46%	0.44%	0.45%	0.45%	0.47%
Ratio of total expenses to average net assets	0.49	%(c)	0.53%	0.62%	0.63%	0.65%	0.69%
Ratio of net investment income to average net assets	2.11	%(c)	1.47%	0.91%	0.47%	0.32%	0.43%
Portfolio turnover rate(d)	24%		54%	59%	71%	64%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs High Quality Floating Rate Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$8.73
Net investment income(b)	0.09
Net realized and unrealized gain	0.01
Total from investment operations	0.10
Distributions to shareholders from net investment income	(0.09)
Net asset value, end of period	$8.74
Total return(c)	1.12%
Net assets, end of period (in 000s)	$697,052
Ratio of net expenses to average net assets	0.36	%(d)
Ratio of total expenses to average net assets	0.40	%(d)
Ratio of net investment income to average net assets	2.32	%(d)
Portfolio turnover rate(e)	24%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$8.72		$8.72	$8.63	$8.69
Net investment income(b)	0.10		0.13	0.09	0.03
Net realized and unrealized gain (loss)	0.01		0.01	0.09	(0.06)
Total from investment operations	0.11		0.14	0.18	(0.03)
Distributions to shareholders from net investment income	(0.10)		(0.14)	(0.09)	(0.03)
Net asset value, end of period	$8.73		$8.72	$8.72	$8.63
Total return(c)	1.25%		1.56%	2.11%	(0.32)%
Net assets, end of period (in 000s)	$14		$11	$10	$10
Ratio of net expenses to average net assets	0.35	%(d)	0.36%	0.36%	0.36	%(d)
Ratio of total expenses to average net assets	0.39	%(d)	0.43%	0.53%	0.53	%(d)
Ratio of net investment income to average net assets	2.21	%(d)	1.54%	1.05%	0.55	%(d)
Portfolio turnover rate(e)	24%		54%	59%	71%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.31		$10.44	$10.44	$10.39	$10.29	$11.24
Net investment income (loss)(a)	0.15		0.16	0.18	0.10	(0.05)	0.09
Net realized and unrealized gain (loss)	(0.16)		(0.13)	(0.04)	0.01	0.27	(0.83)
Total from investment operations	(0.01)		0.03	0.14	0.11	0.22	(0.74)
Distributions to shareholders from net investment income	(0.16)		(0.16)	(0.14)	(0.03)	(0.12)	(0.02)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.16)
Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)
Total distributions	(0.16)		(0.16)	(0.14)	(0.06)	(0.12)	(0.21)
Net asset value, end of period	$10.14		$10.31	$10.44	$10.44	$10.39	$10.29
Total return(b)	(0.06)%		0.31%	1.32%	1.09%	2.09%	(6.60)%
Net assets, end of period (in 000s)	$61,469		$74,814	$78,713	$39,525	$38,976	$37,940
Ratio of net expenses to average net assets	0.67	%(c)	0.68%	0.68%	0.70%	0.69%	0.63%
Ratio of total expenses to average net assets	0.72	%(c)	0.77%	0.84%	0.89%	0.96%	0.84%
Ratio of net investment income (loss) to average net assets	2.98	%(c)	1.59%	1.69%	1.02%	(0.47)%	0.88%
Portfolio turnover rate(d)	92%		203%	189%	171%	161%	262%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.17		$10.31	$10.32	$10.31	$10.27	$11.28
Net investment income (loss)(a)	0.12		0.08	0.11	0.04	(0.10)	— (b)
Net realized and unrealized gain (loss)	(0.17)		(0.12)	(0.05)	—	0.23	(0.82)
Total from investment operations	(0.05)		(0.04)	0.06	0.04	0.13	(0.82)
Distributions to shareholders from net investment income	(0.12)		(0.10)	(0.07)	(0.02)	(0.09)	—
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.16)
Distributions to shareholders from return of capital	—		—	—	(0.01)	—	(0.03)
Total distributions	(0.12)		(0.10)	(0.07)	(0.03)	(0.09)	(0.19)
Net asset value, end of period	$10.00		$10.17	$10.31	$10.32	$10.31	$10.27
Total return(c)	(0.51)%		(0.42)%	0.59%	0.39%	1.25%	(7.29)%
Net assets, end of period (in 000s)	$4,832		$6,847	$6,512	$6,420	$8,161	$10,173
Ratio of net expenses to average net assets	1.42	%(d)	1.43%	1.43%	1.45%	1.44%	1.38%
Ratio of total expenses to average net assets	1.47	%(d)	1.52%	1.60%	1.64%	1.71%	1.59%
Ratio of net investment income (loss) to average net assets	2.28	%(d)	0.82%	1.06%	0.37%	(1.00)%	(0.01)%
Portfolio turnover rate(e)	92%		203%	189%	171%	161%	262%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.43		$10.56	$10.55	$10.48	$10.36	$11.28
Net investment income(a)	0.18		0.20	0.22	0.09	0.03	0.13
Net realized and unrealized gain (loss)	(0.17)		(0.13)	(0.04)	0.06	0.22	(0.83)
Total from investment operations	0.01		0.07	0.18	0.15	0.25	(0.70)
Distributions to shareholders from net investment income	(0.18)		(0.20)	(0.17)	(0.05)	(0.13)	(0.03)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.16)
Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)
Total distributions	(0.18)		(0.20)	(0.17)	(0.08)	(0.13)	(0.22)
Net asset value, end of period	$10.26		$10.43	$10.56	$10.55	$10.48	$10.36
Total return(b)	0.10%		0.64%	1.70%	1.42%	2.40%	(6.22)%
Net assets, end of period (in 000s)	$186,095		$258,458	$202,452	$119,876	$72,940	$91,483
Ratio of net expenses to average net assets	0.33	%(c)	0.34%	0.34%	0.35%	0.35%	0.29%
Ratio of total expenses to average net assets	0.38	%(c)	0.43%	0.50%	0.56%	0.62%	0.50%
Ratio of net investment income to average net assets	3.40	%(c)	1.95%	2.11%	0.85%	0.29%	1.19%
Portfolio turnover rate(d)	92%		203%	189%	171%	161%	262%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.37		$10.50	$10.49	$10.43	$10.32	$11.25
Net investment income (loss)(a)	0.16		0.19	0.20	0.12	(0.04)	0.11
Net realized and unrealized gain (loss)	(0.15)		(0.13)	(0.03)	0.01	0.28	(0.83)
Total from investment operations	0.01		0.06	0.17	0.13	0.24	(0.72)
Distributions to shareholders from net investment income	(0.18)		(0.19)	(0.16)	(0.04)	(0.13)	(0.02)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.16)
Distributions to shareholders from return of capital	—		—	—	(0.03)	—	(0.03)
Total distributions	(0.18)		(0.19)	(0.16)	(0.07)	(0.13)	(0.21)
Net asset value, end of period	$10.20		$10.37	$10.50	$10.49	$10.43	$10.32
Total return(b)	0.06%		0.55%	1.64%	1.29%	2.27%	(6.35)%
Net assets, end of period (in 000s)	$14,058		$13,079	$12,523	$2,697	$2,526	$2,021
Ratio of net expenses to average net assets	0.42	%(c)	0.43%	0.43%	0.45%	0.45%	0.38%
Ratio of total expenses to average net assets	0.48	%(c)	0.52%	0.59%	0.64%	0.71%	0.59%
Ratio of Net investment income (loss) to average net assets	3.12	%(c)	1.80%	1.87%	1.18%	(0.42)%	1.03%
Portfolio turnover rate(d)	92%		203%	189%	171%	161%	262%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout the Period

	Goldman Sachs Inflation Protected Securities Fund
	Class P Shares
	Period Ended September 30, 2018(a)
Per Share Data
Net asset value, beginning of period	$10.40
Net investment income(b)	0.11
Net realized and unrealized loss	(0.08)
Total from investment operations	0.03
Distributions to shareholders from net investment income	(0.18)
Net asset value, end of period	$10.25
Total return(c)	0.31%
Net assets, end of period (in 000s)	$99,932
Ratio of net expenses to average net assets	0.33	%(d)
Ratio of total expenses to average net assets	0.39	%(d)
Ratio of net investment income to average net assets	2.34	%(d)
Portfolio turnover rate(e)	92%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.28		$10.41	$10.41	$10.38	$10.30	$11.27
Net investment income (loss)(a)	0.14		0.13	0.15	0.04	(0.12)	0.01
Net realized and unrealized gain (loss)	(0.16)		(0.12)	(0.04)	0.04	0.31	(0.78)
Total from investment operations	(0.02)		0.01	0.11	0.08	0.19	(0.77)
Distributions to shareholders from net investment income	(0.15)		(0.14)	(0.11)	(0.03)	(0.11)	(0.01)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.16)
Distributions to shareholders from return of capital	—		—	—	(0.02)	—	(0.03)
Total distributions	(0.15)		(0.14)	(0.11)	(0.05)	(0.11)	(0.20)
Net asset value, end of period	$10.11		$10.28	$10.41	$10.41	$10.38	$10.30
Total return(b)	(0.21)%		0.09%	1.07%	0.79%	1.81%	(6.82)%
Net assets, end of period (in 000s)	$14,517		$18,169	$18,094	$10,128	$7,085	$4,707
Ratio of net expenses to average net assets	0.92	%(c)	0.93%	0.93%	0.95%	0.95%	0.88%
Ratio of total expenses to average net assets	0.97	%(c)	1.02%	1.09%	1.15%	1.22%	1.10%
Ratio of net investment income (loss) to average net assets	2.75	%(c)	1.29%	1.45%	0.42%	(1.19)%	0.10%
Portfolio turnover rate(d)	92%		203%	189%	171%	161%	262%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$10.43		$10.55	$10.55	$10.36
Net investment income (loss)(b)	0.15		0.22	0.21	(0.03)
Net realized and unrealized gain (loss)	(0.15)		(0.14)	(0.04)	0.27
Total from investment operations	—		0.08	0.17	0.24
Distributions to shareholders from net investment income	(0.18)		(0.20)	(0.17)	(0.03)
Distributions to shareholders from return of capital	—		—	—	(0.02)
Total distributions	(0.18)		(0.20)	(0.17)	(0.05)
Net asset value, end of period	$10.25		$10.43	$10.55	$10.55
Total return(c)	0.02%		0.75%	1.62%	2.37%
Net assets, end of period (in 000s)	$15,794		$7,103	$723	$10
Ratio of net expenses to average net assets	0.32	%(d)	0.33%	0.32%	0.34	%(d)
Ratio of total expenses to average net assets	0.38	%(d)	0.40%	0.47%	0.60	%(d)
Ratio of net investment income (loss) to average net assets	2.95	%(d)	2.11%	2.00%	(0.44	)%(d)
Portfolio turnover rate(e)	92%		203%	189%	171%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.79		$9.99	$10.10	$10.12	$10.17	$10.24
Net investment income(a)	0.07		0.11	0.11	0.05	0.07	0.07
Net realized and unrealized loss	(0.05)		(0.13)	(0.06)	(0.01)	(0.04)	(0.06)
Total from investment operations	0.02		(0.02)	0.05	0.04	0.03	0.01
Distributions to shareholders from net investment income	(0.10)		(0.18)	(0.16)	(0.06)	(0.08)	(0.08)
Net asset value, end of period	$9.71		$9.79	$9.99	$10.10	$10.12	$10.17
Total return(b)	0.21%		(0.22)%	0.46%	0.44%	0.33%	0.10%
Net assets, end of period (in 000s)	$84,726		$86,239	$138,612	$173,879	$220,814	$277,312
Ratio of net expenses to average net assets	0.82	%(c)	0.82%	0.82%	0.81%	0.82%	0.82%
Ratio of total expenses to average net assets	0.88	%(c)	0.89%	0.92%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	1.45	%(c)	1.15%	1.08%	0.52%	0.67%	0.65%
Portfolio turnover rate(d)	70%		87%	173%	227%	185%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.73		$9.92	$10.03	$10.06	$10.11	$10.17
Net investment income(a)	0.05		0.07	0.07	0.02	0.03	0.03
Net realized and unrealized loss	(0.06)		(0.12)	(0.06)	(0.02)	(0.04)	(0.05)
Total from investment operations	(0.01)		(0.05)	0.01	— (b)	(0.01)	(0.02)
Distributions to shareholders from net investment income	(0.08)		(0.14)	(0.12)	(0.03)	(0.04)	(0.04)
Net asset value, end of period	$9.64		$9.73	$9.92	$10.03	$10.06	$10.11
Total return(c)	(0.10)%		(0.53)%	0.06%	(0.02)%	(0.07)%	(0.20)%
Net assets, end of period (in 000s)	$14,138		$19,799	$28,292	$33,934	$36,722	$48,324
Ratio of net expenses to average net assets	1.22	%(d)	1.22%	1.22%	1.17%	1.22%	1.22%
Ratio of total expenses to average net assets	1.63	%(d)	1.64%	1.67%	1.66%	1.67%	1.66%
Ratio of net investment income to average net assets	1.03	%(d)	0.72%	0.68%	0.17%	0.27%	0.26%
Portfolio turnover rate(e)	70%		87%	173%	227%	185%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.76		$9.96	$10.07	$10.09	$10.14	$10.21
Net investment income(a)	0.09		0.14	0.14	0.09	0.10	0.10
Net realized and unrealized loss	(0.06)		(0.13)	(0.06)	(0.01)	(0.03)	(0.06)
Total from investment operations	0.03		0.01	0.08	0.08	0.07	0.04
Distributions to shareholders from net investment income	(0.12)		(0.21)	(0.19)	(0.10)	(0.12)	(0.11)
Net asset value, end of period	$9.67		$9.76	$9.96	$10.07	$10.09	$10.14
Total return(b)	0.27%		0.11%	0.80%	0.78%	0.67%	0.44%
Net assets, end of period (in 000s)	$406,825		$837,920	$1,045,066	$1,089,297	$1,003,694	$1,043,676
Ratio of net expenses to average net assets	0.48	%(c)	0.48%	0.47%	0.47%	0.48%	0.48%
Ratio of total expenses to average net assets	0.54	%(c)	0.55%	0.58%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.75	%(c)	1.46%	1.42%	0.86%	1.00%	1.00%
Portfolio turnover rate(d)	70%		87%	173%	227%	185%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.75		$9.94	$10.05	$10.08	$10.13	$10.20
Net investment income(a)	0.06		0.09	0.09	0.04	0.05	0.05
Net realized and unrealized loss	(0.06)		(0.12)	(0.06)	(0.02)	(0.03)	(0.06)
Total from investment operations	—	(b)	(0.03)	0.03	0.02	0.02	(0.01)
Distributions to shareholders from net investment income	(0.09)		(0.16)	(0.14)	(0.05)	(0.07)	(0.06)
Net asset value, end of period	$9.66		$9.75	$9.94	$10.05	$10.08	$10.13
Total return(c)	0.02%		(0.29)%	0.30%	0.18%	0.17%	(0.06)%
Net assets, end of period (in 000s)	$19,214		$19,954	$26,697	$30,608	$33,015	$38,818
Ratio of net expenses to average net assets	0.98	%(d)	0.98%	0.97%	0.97%	0.98%	0.98%
Ratio of total expenses to average net assets	1.04	%(d)	1.05%	1.08%	1.07%	1.08%	1.07%
Ratio of net investment income to average net assets	1.29	%(d)	0.95%	0.93%	0.37%	0.51%	0.49%
Portfolio turnover rate(e)	70%		87%	173%	227%	185%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.80		$9.99	$10.10	$10.13	$10.18	$10.25
Net investment income(a)	0.08		0.13	0.14	0.08	0.09	0.09
Net realized and unrealized loss	(0.06)		(0.12)	(0.07)	(0.02)	(0.03)	(0.05)
Total from investment operations	0.02		0.01	0.07	0.06	0.06	0.04
Distributions to shareholders from net investment income	(0.11)		(0.20)	(0.18)	(0.09)	(0.11)	(0.11)
Net asset value, end of period	$9.71		$9.80	$9.99	$10.10	$10.13	$10.18
Total return(b)	0.23%		0.13%	0.72%	0.59%	0.58%	0.35%
Net assets, end of period (in 000s)	$30,553		$24,676	$24,378	$17,850	$13,505	$18,018
Ratio of net expenses to average net assets	0.57	%(c)	0.57%	0.56%	0.56%	0.57%	0.57%
Ratio of total expenses to average net assets	0.63	%(c)	0.64%	0.67%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	1.73	%(c)	1.35%	1.36%	0.77%	0.91%	0.91%
Portfolio turnover rate(d)	70%		87%	173%	227%	185%	211%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short Duration Government Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)

Per Share Data
Net asset value, beginning of period	$9.73
Net investment income(b)	0.08
Net realized and unrealized gain (loss)	(0.06)
Total from investment operations	0.02
Distributions to shareholders from net investment income	(0.08)
Net asset value, end of period	$9.67
Total return(c)	0.44%
Net assets, end of period (in 000s)	$374,341
Ratio of net expenses to average net assets	0.47	%(d)
Ratio of total expenses to average net assets	0.54	%(d)
Ratio of net investment income to average net assets	1.91	%(d)
Portfolio turnover rate(e)	70%

(a)	Commenced operations on April 23, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$9.76		$9.96	$10.07	$10.09
Net investment income(b)	0.09		0.17	0.14	0.06
Net realized and unrealized loss	(0.06)		(0.16)	(0.06)	(0.02)
Total from investment operations	0.03		0.01	0.08	0.04
Distributions to shareholders from net investment income	(0.12)		(0.21)	(0.19)	(0.06)
Net asset value, end of period	$9.67		$9.76	$9.96	$10.07
Total return(c)	0.28%		0.12%	0.82%	0.42%
Net assets, end of period (in 000s)	$2,886		$2,038	$73,716	$73,976
Ratio of net expenses to average net assets	0.47	%(d)	0.46%	0.45%	0.45	%(d)
Ratio of total expenses to average net assets	0.53	%(d)	0.54%	0.56%	0.55	%(d)
Ratio of net investment income to average net assets	1.82	%(d)	1.69%	1.44%	0.84	%(d)
Portfolio turnover rate(e)	70%		87%	173%	227%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.75		$9.96	$9.96	$10.10	$10.17	$10.17
Net investment income(a)	0.11		0.17	0.16	0.16	0.10	0.12
Net realized and unrealized gain (loss)	(0.12)		(0.19)	0.02	(0.10)	(0.04)	0.01
Total from investment operations	(0.01)		(0.02)	0.18	0.06	0.06	0.13
Distributions to shareholders from net investment income	(0.11)		(0.16)	(0.18)	(0.20)	(0.13)	(0.13)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.00	)(b)
Distributions to shareholders from return of capital	—		(0.03)	—	—	—	—
Total distributions	(0.11)		(0.19)	(0.18)	(0.20)	(0.13)	(0.13)
Net asset value, end of period	$9.63		$9.75	$9.96	$9.96	$10.10	$10.17
Total return(c)	(0.07)%		(0.19)%	1.86%	0.62%	0.60%	1.28%
Net assets, end of period (in 000s)	$12,730		$5,734	$9,259	$7,001	$3,986	$2,327
Ratio of net expenses to average net assets	0.80	%(d)	0.79%	0.79%	0.80%	0.79%	0.80%
Ratio of total expenses to average net assets	0.89	%(d)	0.87%	0.90%	0.94%	0.99%	1.19%
Ratio of net investment income to average net assets	2.18	%(d)	1.75%	1.56%	1.57%	0.95%	1.16%
Portfolio turnover rate(e)	45%		106%	165%	161%	139%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.76		$9.96	$9.96	$10.10	$10.17	$10.17
Net investment income(a)	0.09		0.14	0.12	0.12	0.06	0.08
Net realized and unrealized gain (loss)	(0.13)		(0.19)	0.03	(0.10)	(0.04)	0.01
Total from investment operations	(0.04)		(0.05)	0.15	0.02	0.02	0.09
Distributions to shareholders from net investment income	(0.09)		(0.13)	(0.15)	(0.16)	(0.09)	(0.09)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.00	)(b)
Distributions to shareholders from return of capital	—		(0.02)	—	—	—	—
Total distributions	(0.09)		(0.15)	(0.15)	(0.16)	(0.09)	(0.09)
Net asset value, end of period	$9.63		$9.76	$9.96	$9.96	$10.10	$10.17
Total return(c)	(0.37)%		(0.48)%	1.46%	0.22%	0.21%	0.87%
Net assets, end of period (in 000s)	$1,013		$1,077	$954	$886	$864	$564
Ratio of net expenses to average net assets	1.20	%(d)	1.19%	1.19%	1.20%	1.18%	1.20%
Ratio of total expenses to average net assets	1.64	%(d)	1.63%	1.66%	1.69%	1.74%	1.93%
Ratio of net investment income to average net assets	1.77	%(d)	1.39%	1.16%	1.17%	0.57%	0.77%
Portfolio turnover rate(e)	45%		106%	165%	161%	139%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.77		$9.98	$9.98	$10.11	$10.18	$10.18
Net investment income(a)	0.12		0.21	0.19	0.19	0.13	0.15
Net realized and unrealized gain (loss)	(0.11)		(0.19)	0.03	(0.08)	(0.03)	0.01
Total from investment operations	0.01		0.02	0.22	0.11	0.10	0.16
Distributions to shareholders from net investment income	(0.13)		(0.20)	(0.22)	(0.24)	(0.17)	(0.16)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.00	)(b)
Distributions to shareholders from return of capital	—		(0.03)	—	—	—	—
Total distributions	(0.13)		(0.23)	(0.22)	(0.24)	(0.17)	(0.16)
Net asset value, end of period	$9.65		$9.77	$9.98	$9.98	$10.11	$10.18
Total return(c)	0.10%		0.16%	2.21%	1.07%	0.94%	1.62%
Net assets, end of period (in 000s)	$44,442		$575,452	$560,818	$390,351	$289,892	$166,129
Ratio of net expenses to average net assets	0.46	%(d)	0.45%	0.45%	0.45%	0.45%	0.46%
Ratio of total expenses to average net assets	0.54	%(d)	0.53%	0.56%	0.60%	0.64%	0.84%
Ratio of net investment income to average net assets	2.54	%(d)	2.12%	1.90%	1.91%	1.29%	1.50%
Portfolio turnover rate(e)	45%		106%	165%	161%	139%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.77		$9.98	$9.97	$10.11	$10.18	$10.18
Net investment income(a)	0.12		0.20	0.18	0.18	0.13	0.15
Net realized and unrealized gain (loss)	(0.12)		(0.19)	0.04	(0.09)	(0.04)	—	(b)
Total from investment operations	—		0.01	0.22	0.09	0.09	0.15
Distributions to shareholders from net investment income	(0.13)		(0.19)	(0.21)	(0.23)	(0.16)	(0.15)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.00	)(b)
Distributions to shareholders from return of capital	—		(0.03)	—	—	—	—
Total distributions	(0.13)		(0.22)	(0.21)	(0.23)	(0.16)	(0.15)
Net asset value, end of period	$9.64		$9.77	$9.98	$9.97	$10.11	$10.18
Total return(c)	(0.05)%		0.06%	2.22%	0.87%	0.85%	1.53%
Net assets, end of period (in 000s)	$1,521		$2,094	$1,457	$363	$289	$206
Ratio of net expenses to average net assets	0.54	%(d)	0.54%	0.54%	0.54%	0.55%	0.55%
Ratio of total expenses to average net assets	0.64	%(d)	0.62%	0.65%	0.69%	0.74%	0.93%
Ratio of net investment income to average net assets	2.42	%(d)	2.03%	1.84%	1.81%	1.25%	1.43%
Portfolio turnover rate(e)	45%		106%	165%	161%	139%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short Duration Income Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Date
Net asset value, beginning of period	$9.74
Net investment income(b)	0.10
Net realized and unrealized loss	(0.08)
Total from investment operations	0.02
Distributions to shareholders from net investment income	(0.11)
Net asset value, end of period	$9.65
Total return(c)	0.24%
Net assets, end of period (in 000s)	$583,030
Ratio of net expenses to average net assets	0.44	%(d)
Ratio of total expenses to average net assets	0.54	%(d)
Ratio of net investment income to average net assets	2.46	%(d)
Portfolio turnover rate(e)	45%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.77		$9.98	$9.98	$10.11	$10.18	$10.18
Net investment income(a)	0.09		0.16	0.13	0.13	0.08	0.09
Net realized and unrealized gain (loss)	(0.11)		(0.20)	0.03	(0.08)	(0.04)	0.01
Total from investment operations	(0.02)		(0.04)	0.16	0.05	0.04	0.10
Distributions to shareholders from net investment income	(0.10)		(0.15)	(0.16)	(0.18)	(0.11)	(0.10)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.00	)(b)
Distributions to shareholders from return of capital	—		(0.02)	—	—	—	—
Total distributions	(0.10)		(0.17)	(0.16)	(0.18)	(0.11)	(0.10)
Net asset value, end of period	$9.65		$9.77	$9.98	$9.98	$10.11	$10.18
Total return(c)	(0.19)%		(0.43)%	1.62%	0.46%	0.37%	1.02%
Net assets, end of period (in 000s)	$126		$95	$32	$25	$10	$10
Ratio of net expenses to average net assets	1.05	%(d)	1.04%	1.04%	1.04%	1.01%	1.03%
Ratio of total expenses to average net assets	1.14	%(d)	1.12%	1.14%	1.19%	1.22%	1.44%
Ratio of net investment income to average net assets	1.92	%(d)	1.57%	1.32%	1.33%	0.76%	0.91%
Portfolio turnover rate(e)	45%		106%	165%	161%	139%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$9.77		$9.98	$9.97	$10.07
Net investment income(b)	0.12		0.21	0.19	0.13
Net realized and unrealized gain (loss)	(0.11)		(0.20)	0.04	(0.07)
Total from investment operations	0.01		0.01	0.23	0.06
Distributions to shareholders from net investment income	(0.13)		(0.19)	(0.22)	(0.16)
Distributions to shareholders from return of capital	—		(0.03)	—	—
Total distributions	(0.13)		(0.22)	(0.22)	(0.16)
Net asset value, end of period	$9.65		$9.77	$9.98	$9.97
Total return(c)	0.09%		0.13%	2.30%	0.65%
Net assets, end of period (in 000s)	$71		$10	$10	$10
Ratio of net expenses to average net assets	0.45	%(d)	0.45%	0.45%	0.48	%(d)
Ratio of total expenses to average net assets	0.55	%(d)	0.55%	0.59%	0.63	%(d)
Ratio of net investment income to average net assets	2.47	%(d)	2.12%	1.91%	1.90	%(d)
Portfolio turnover rate(e)	45%		106%	165%	161%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$10.01		$10.02	$10.01
Net investment income(b)	0.10		0.14	0.03
Net realized and unrealized gain (loss)	0.02		(0.04)	0.01
Total from investment operations	0.12		0.10	0.04
Distributions to shareholders from net investment income	(0.10)		(0.11)	(0.03)
Distributions to shareholders from net realized gains	—		— (c)	—	(c)
Total distributions	(0.10)		(0.11)	(0.03)
Net asset value, end of period	$10.03		$10.01	$10.02
Total return(d)	1.17%		1.04%	0.42%
Net assets, end of period (in 000s)	$1,871		$817	$25
Ratio of net expenses to average net assets	0.51	%(e)	0.57%	0.51	%(e)
Ratio of total expenses to average net assets	0.61	%(e)	0.63%	1.33	%(e)
Ratio of net investment income to average net assets	1.98	%(e)	1.42%	0.75	%(e)
Portfolio turnover rate(f)	29%		67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2014(a)
			2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$10.01		$10.02	$10.00	$10.00	$10.00	$10.00
Net investment income(b)	0.11		0.15	0.11	0.06	0.03	—	(c)
Net realized and unrealized gain (loss)	0.02		(0.01)	0.01	— (c)	0.01	—	(c)
Total from investment operations	0.13		0.14	0.12	0.06	0.04	—
Distributions to shareholders from net investment income	(0.11)		(0.15)	(0.10)	(0.06)	(0.04)	—
Distributions to shareholders from net realized gains	—		— (d)	— (d)	— (d)	—	—
Total distributions	(0.11)		(0.15)	(0.10)	(0.06)	(0.04)	—
Net asset value, end of period	$10.03		$10.01	$10.02	$10.00	$10.00	$10.00
Total return(e)	1.34%		1.40%	1.22%	0.61%	0.36%	—%
Net assets, end of period (in 000s)	$630,375		$1,421,091	$265,690	$15,082	$100,009	$9,976
Ratio of net expenses to average net assets	0.20	%(f)	0.19%	0.15%	0.19%	0.19%	0.19	%(f)
Ratio of total expenses to average net assets	0.32	%(f)	0.33%	1.20%	2.10%	4.62%	4.30	%(f)
Ratio of net investment income to average net assets	2.25	%(f)	1.54%	1.08%	0.63%	0.35%	0.10	%(f)
Portfolio turnover rate(g)	29%		67%	46%	39%	40%	—%

(a)	Commenced operations on February 28, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Administration Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2014(a)
			2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$10.02		$10.02	$10.00	$10.00	$10.00	$10.00
Net investment income(b)	0.10		0.13	0.06	0.04	0.01	—	(c)
Net realized and unrealized gain (loss)	0.01		(0.01)	0.04	— (c)	— (c)	—	(c)
Total from investment operations	0.11		0.12	0.10	0.04	0.01	—
Distributions to shareholders from net investment income	(0.10)		(0.12)	(0.08)	(0.04)	(0.01)	—
Distributions to shareholders from net realized gains	—		— (d)	— (d)	— (d)	—	—
Total distributions	(0.10)		(0.12)	(0.08)	(0.04)	(0.01)	—
Net asset value, end of period	$10.03		$10.02	$10.02	$10.00	$10.00	$10.00
Total return(e)	1.11%		1.24%	0.97%	0.37%	0.10%	—
Net assets, end of period (in 000s)	$1,119		$1,032	$132	$25	$25	$25
Ratio of net expenses to average net assets	0.45	%(f)	0.43%	0.41%	0.43%	0.42%	0.44	%(f)
Ratio of total expenses to average net assets	0.57	%(f)	0.59%	1.49%	2.44%	4.87%	4.55	%(f)
Ratio of net investment income (loss)	2.02	%(f)	1.25%	0.60%	0.35%	0.12%	(0.15	)%(f)
Portfolio turnover rate(g)	29%		67%	46%	39%	40%	—%

(a)	Commenced operations on February 28, 2014.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Preferred Class Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31, 2018	Period Ended March 31, 2017(a)
Per Share Data
Net asset value, beginning of period	$10.02		$10.02	$10.01
Net investment income(b)	0.11		0.14	0.04
Net realized and unrealized gain	0.01		— (c)	0.01
Total from investment operations	0.12		0.14	0.05
Distributions to shareholders from net investment income	(0.11)		(0.14)	(0.04)
Distributions to shareholders from net realized gains	—		— (d)	—	(d)
Total distributions	(0.11)		(0.14)	(0.04)
Net asset value, end of period	$10.03		$10.02	$10.02
Total return(e)	1.20%		1.40%	0.52%
Net assets, end of period (in 000s)	$26		$25	$25
Ratio of net expenses to average net assets	0.31	%(f)	0.28%	0.27	%(f)
Ratio of total expenses to average net assets	0.41	%(f)	0.44%	1.11	%(f)
Ratio of net investment income to average net assets	2.16	%(f)	1.38%	0.95	%(f)
Portfolio turnover rate(g)	29%		67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short-Term Conservative Income Fund
	Investor Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$10.03
Net investment income(b)	0.03
Net realized and unrealized gain (loss)	—	(c)
Total from investment operations	0.03
Distributions to shareholders from net investment Income	(0.03)
Net asset value, end of period	$10.03
Total return(d)	0.29%
Net assets, end of period (in 000s)	$10
Ratio of net expenses to average net assets	0.32	%(e)
Ratio of total expenses to average net assets	0.41	%(e)
Ratio of net investment income to average net assets	2.24	%(e)
Portfolio turnover rate(f)	29%

(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class P Shares
	Six Months Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$10.02
Net investment income(b)	0.10
Net realized and unrealized gain (loss)	0.00
Total from investment operations	0.10
Distributions to shareholders from net investment income	(0.10)
Net asset value, end of period	$10.02
Total return(c)	1.01%
Net assets, end of period (in 000s)	$1,133,935
Ratio of net expenses to average net assets	0.20	%(d)
Ratio of total expenses to average net assets	0.31	%(d)
Ratio of net investment income to average net assets	2.32	%(d)
Portfolio turnover rate(e)	29%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Period Ended March 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$10.02		$10.02
Net investment income(b)	0.11		0.05
Net realized and unrealized gain	0.01		—
Total from investment operations	0.12		0.05
Distributions to shareholders from net investment income	(0.11)		(0.05)
Distributions to shareholders from net realized gains	—		—	(c)
Total distributions	(0.11)		(0.05)
Net asset value, end of period	$10.03		$10.02
Total Return(d)	1.34%		0.43%
Net assets, end of period (in 000s)	$121,320		$10
Ratio of net expenses to average net assets	0.20	%(e)	0.24	%(d)
Ratio of total expenses to average net assets	0.31	%(e)	0.35	%(d)
Ratio of net investment income to average net assets	2.29	%(e)	1.64	%(d)
Portfolio turnover rate(f)	29%		67%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, Investor, P* and R6	Diversified
Government Income	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, Investor, P* and R6	Diversified
Inflation Protected Securities	A, C, Institutional, Investor, P*, R and R6	Diversified
Short Duration Government	A, C, Institutional, Service, Investor, P* and R6	Diversified
Short Duration Income	A, C, Institutional, Investor, P*, R and R6	Diversified
Short-Term Conservative Income	A, Institutional, Administration, Investor**, P*, Preferred and R6***	Diversified

* Commenced	operations on April 20, 2018.
**	Commenced operations on August 14, 2018.
***	Commenced operations on November 30, 2017.

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50% and 1.50%, respectively. Prior to July 30, 2018, Class A Shares of the Enhanced Income, High Quality Floating Rate and Short-Term Conservative Income Funds were sold with a front-end sales charge of up to 1.50%. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Preferred, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon the net unrealized gains, and is payable upon sale of such investments.

148

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Funds is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
High Quality Floating Rate	Daily	Monthly	Annually
Short Duration Government	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Government Income	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency

149

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a

150

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

viii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued

151

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of each Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2018:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$325,535,406	$—
Mortgage-Backed Obligations	—	950,000	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	6,182,408	7,661,308	—
Asset-Backed Securities	—	105,442,794	—
Municipal Debt Obligation	—	629,349	—
Investment Companies	30,979,598	—	—
Short-term Investments	—	129,149,845	—
Total	$37,162,006	$569,368,702	$—

Derivative Type
Assets(a)
Futures Contracts	$3,277,061	$—	$—
Liabilities(a)
Futures Contracts	$(7,658)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$133,926,437	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	143,773,453	41,201,612	—
Asset-Backed Securities	—	35,647,289	—
Municipal Debt Obligations	—	6,248,347	—
Investment Company	99,671	—	—
Short-term Investments	—	6,160,377	—
Total	$143,873,124	$223,184,062	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(9,063,594)	$—

Derivative Type
Assets(a)
Futures Contracts	$248,451	$—	$—
Liabilities(a)
Futures Contracts	$(139,479)	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$9,001,620	$—
Mortgage-Backed Obligations	—	242,172,874	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	68,958,846	20,295,997	—
Asset-Backed Securities	—	361,392,274	—
Municipal Debt Obligations	—	14,143,640	—
Short-term Investments	—	54,871,313	—
Total	$68,958,846	$701,877,718	$—

Derivative Type
Assets(a)
Futures Contracts	$426,645	$—	$—
Liabilities(a)
Futures Contracts	$(151,204)	$—	$—

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$385,725,420	$—	$—
Investment Company	12,874,308	—	—
Total	$398,599,728	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$862,263	$—	$—
Interest Rate Swap Contracts	—	349,462	—
Total	$862,263	$349,462	$—
Liabilities(a)
Futures Contracts	$(923,305)	$—	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$323,795,206	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	476,514,113	94,120,261	—
Asset-Backed Securities	—	1,197,046	—
Investment Company	2,297	—	—
Short-term Investments	—	23,801,258	—
Total	$476,516,410	$442,913,771	$—

Derivative Type
Assets(a)
Futures Contracts	$5,922,344	$—	$—
Liabilities(a)
Futures Contracts	$(1,980,672)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$370,827,666	$—
Mortgage-Backed Obligations	—	54,869,316	686,405
U.S. Treasury Obligations and/or Other U.S. Government Agencies	40,596,712	5,855,713	—
Asset-Backed Securities	—	110,919,538	—
Foreign Debt Obligations	—	10,608,417	—
Municipal Debt Obligations	—	17,923,053	—
Investment Company	34,285	—	—
Short-term Investments	—	24,162,956	—
Total	$40,630,997	$595,166,659	$686,405

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$1,049,921	$—
Futures Contracts(a)	1,576,482	—	—
Interest Rate Swap Contracts(a)	—	1,458,532	—
Credit Default Swap Contracts(a)	—	19,410	—
Options Purchased	—	48,201	—
Total	$1,576,482	$2,576,064	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(986,793)	$—
Futures Contracts(a)	(1,064,851)	—	—
Interest Rate Swap Contracts(a)	—	(767,490)	—
Credit Default Swap Contracts(a)	—	(480)	—
Options Written	—	(45,619)	—
Total	$(1,064,851)	$(1,800,382)	$—

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$786,923,612	$—
Investment Companies	151,605,270	—	—
Short-term Investments	—	956,920,170	—
Total	$151,605,270	$1,743,843,782	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2018. These instruments were used as part of the applicable Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of each Fund’s net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$3,277,061	(a)	Variation margin on futures contracts	$(7,658)	(a)

Government Income Fund
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$248,451	(a)	Variation margin on futures contracts	$(139,479)	(a)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$426,645	(a)	Variation margin on futures contracts	$(151,204)	(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts	$1,211,725	(a)	Variation margin on futures contracts;	$(923,305)	(a)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$5,922,344	(a)	Variation margin on futures contracts	$(1,980,672)	(a)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$3,083,215	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(1,877,960)	(a)
Credit	Variation margin on swap contracts	19,410		Variation margin on swap contracts	(480)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,049,921		Payable for unrealized loss on forward foreign currency exchange contracts	(986,793)
Total		$4,152,546			$(2,865,233)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, each Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$914,397	$469,972	1,391

Government Income Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$(20,048)	$71,067	982

High Quality Floating Rate
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures and swap contracts /Net change in unrealized gain (loss) on futures and swap contracts	$162,947	$550,774	674

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts; Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$(41,763)	$272,936	1,851

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) on futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts.	$4,900,332	$(2,047,776)	9,887

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) futures contracts, swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$410,057	$(919,301)	3,309
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(43,455)	46,286	2
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,145,576)	494,609	622
Total		$(3,778,974)	$(378,406)	3,933

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.52
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.31
Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.25
Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.44
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.18	*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2019. In addition, from July 30, 2018 through April 20, 2019, the Investment Adviser has agreed to waive a greater portion of its management fee in order to achieve an effective net management fee rate of 0.19% as an annual percentage of the Fund’s average daily net assets.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the six months ended September 30, 2018, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Enhanced Income	$20,764
Government Income	11,337
Inflation Protected Securities	22,380
Short Duration Government	2,073
Short Duration Income	3,544
Short-Term Conservative Income	43,960

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds as set forth below.

	Distribution and/ or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Effective July 29, 2018, Goldman Sachs has agreed to reduce the distribution and service fees applicable to the Enhanced Income Fund’s, High Quality Floating Rate Fund’s and Short-Term Conservative Income Fund’s Class A Shares to an amount equal to 0.15% of the average daily net assets attributable to Class A Shares of the respective Funds. Prior to July 29, 2018, such fee was 0.25% of the average daily net assets attributable to Class A Shares of the respective Funds.

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets attributable to Class C Shares of the respective Funds. These arrangements will remain in place through July 29, 2019, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2018, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Enhanced Income	$159
Government Income	2,635
High Quality Floating Rate	5
Inflation Protected Securities	300
Short Duration Government	1,696
Short Duration Income	1,151

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C or Service Shares of the Funds, as applicable.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional, Administrative, Preferred, Shares, and Service Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Institutional, Administration and Preferred Shares and equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class P and Class R6 Shares of the Fund through at least November 30, 2018, of the Short-Term Conservative Income Fund. This arrangement will remain in effect through at least November 30, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation, and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least August 14, 2019 for Investor Shares of the Short-Term Conservative Income Fund, and through at least July 29, 2019 for all other Funds and share classes, and prior to such date GSAM may not terminate the applicable arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution & Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$20,764	$—	$34	$—	$20,798
Government Income	11,337	—	324	219,089	230,750
High Quality Floating Rate	—	—	17	149,112	149,129
Inflation Protected Securities	22,380	—	155	79,919	102,454
Short Duration Government	2,073	31,698	194	269,573	303,538
Short Duration Income	3,544	1,911	23	263,778	269,256
Short-Term Conservative Income	513,394	—	207,231	197,363	917,988

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of September 30, 2018, the Funds participated in a $ 770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2018, Goldman Sachs earned $5,758, $13,949, $7,411, $20,239, $63,310, and $34,177, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds respectively.

As of September 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class R, Class R6 and Preferred Shares of the following Funds:

Fund	Investor	Class R	Class R6	Preferred
Enhanced Income	—%	—%	100%	—%
High Quality Floating Rate	—	—	76	—
Short Duration Income	—	8	15	—
Short-Term Conservative Income	100	—	—	100

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares and Goldman Sachs Financial Square Money Market Fund — Institutional Shares for the six months ended September 30, 2018:

Fund	Underlying Fund	Beginning value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Ending Value September 30, 2018	Shares as of September 30, 2018	Dividend Income from Affiliated Investment Companies
Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$5,689,869	$310,850,120	$(314,616,377)	$—	$—	$1,923,612	$1,923,612	$174,330
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	—	29,058,885	—	—	(2,899)	29,055,986	29,050,175	58,885
Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	5,126,717	84,243,076	(89,270,122)	—	—	99,671	99,671	123,948

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Beginning value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Realized Gain Loss	Change In Unrealized Gain (loss)	Ending Value September 30, 2018	Shares as of September 30, 2018	Dividend Income from Affiliated Investment Companies
Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	$38,073,204	$104,665,122	$(129,864,018)	$—	$—	$12,874,308	$12,874,308	$240,647
Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	50,771	76,807,379	(76,855,853)	—	—	2,297	2,297	24,120
Short Duration Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	14,992,853	94,898,229	(109,856,797)	—	—	34,285	34,285	44,429
Short Term Conservative Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	8,206	920,029,822	(894,822,309)	—	—	25,215,719	25,215,719	230,098
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	—	126,391,551	—	—	(2,000)	126,389,551	126,364,278	380,740

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2018, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$24,056,798	$126,691,648	$13,440,429	$22,342,631
Government Income	905,844,166	—	867,531,358	4,964,589
High Quality Floating Rate	73,928,349	100,992,566	113,406,492	44,257,600
Inflation Protected Securities	336,234,526	—	312,251,901	—
Short Duration Government	667,111,187	—	604,894,324	—
Short Duration Income	144,999,684	187,375,558	107,267,570	135,525,569
Short-Term Conservative Income	—	529,841,201	—	178,486,487

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

7. TAX INFORMATION

As of March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Capital loss carryforwards(1)(2)(3):
Expiring 2019	$(9,056,394)	$—	$(2,415,726)	$—	$—	$—	$—
Perpetual Short-Term	(2,626,021)	(312,549)	(3,696,918)	(217,687)	(18,291,152)	(3,963,586)	—
Perpetual Long-Term	(1,692,252)	(8,967,831)	(1,622,785)	(16,010,130)	(14,674,746)	(2,971,616)	—
Total capital loss carryforwards	$(13,374,667)	$(9,280,380)	$(7,735,429)	$(16,227,817)	$(32,965,898)	$(6,935,202)	$—
Timing differences (Income Distributions Payable, Qualified Late Year Loss Deferral/Post October Loss Deferral and Straddle Loss Deferrals)	$(13,128)	$(3,018,016)	$(88,014)	$(1,592,582)	$(2,031,013)	$(4,851,951)	$(46,257)
Unrealized gains (losses) — net	(2,778,893)	(1,638,967)	820,672	(1,364,085)	(9,451,447)	(4,593,891)	(715,433)

(1)	Expiration occurs on March 31 of the year indicated.
(2)	The Enhanced Income and High Quality Floating Rate Funds utilized $550,640, and $686,631, respectively, of capital losses in the current fiscal year.
(3)	The Enhanced Income and High Quality Floating Rate Funds had capital loss carryforwards of $1,658,767, and $21,924,176, respectively, which expired in the current fiscal year.

As of September 30, 2018, each Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Tax Cost	$612,138,024	$372,886,864	$769,743,784	$404,084,662	$931,372,586	$644,367,372	$1,894,530,849
Gross unrealized gain	591,428	2,092,597	2,151,541	109,051	822,952	1,198,833	1,423,025
Gross unrealized loss	(6,198,744)	(7,922,275)	(1,058,761)	(5,593,985)	(12,765,357)	(9,082,144)	(504,822)
Net unrealized gains (losses)	$(5,607,316)	$(5,829,678)	$1,092,780	$(5,484,934)	$(11,942,405)	$(7,883,311)	$918,203

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and options contracts, foreign currency contracts, and differences in the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — A Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

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8. OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. With respect to the Inflation Protected Securities and Short Duration Income Funds, to the extent these Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. With respect to the Inflation Protected Securities and Short Duration Income Funds, to the extent these Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.
Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that other than the matter discussed above, there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	834,511	$7,867,412	489,157	$4,614,385
Reinvestment of distributions	9,566	90,168	28,689	270,596
Shares redeemed	(193,949)	(1,827,550)	(3,159,239)	(29,817,330)
	650,128	6,130,030	(2,641,393)	(24,932,349)
Institutional Shares
Shares sold	21,481,312	202,042,706	33,597,332	316,602,480
Reinvestment of distributions	389,659	3,666,929	799,506	7,530,440
Shares redeemed	(34,118,817)	(321,033,011)	(32,553,461)	(306,623,278)
	(12,247,846)	(115,323,376)	1,843,377	17,509,642
Administration
Shares sold	272,721	2,572,435	1,497	14,150
Reinvestment of distributions	1,812	17,101	216	2,044
Shares redeemed	(2,215)	(20,902)	(1,428)	(13,505)
	272,318	2,568,634	285	2,689
Investor Shares
Shares sold	49,746	467,672	474,434	4,466,950
Reinvestment of distributions	3,273	30,768	5,424	51,034
Shares redeemed	(438,280)	(4,119,780)	(147,374)	(1,387,189)
	(385,261)	(3,621,340)	332,484	3,130,795
Class P Shares(a)
Shares sold	27,968,915	263,189,550	—	—
Reinvestment of distributions	120,731	1,137,044	—	—
Shares redeemed	(891,710)	(8,395,734)	—	—
	27,197,936	255,930,860	—	—
Class R6 Shares
Reinvestment of distributions	11	108	17	157
	11	108	17	157
NET INCREASE (DECREASE)	15,487,286	$145,684,916	(465,230)	$(4,289,066)

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	635,370	$9,070,433	1,386,127	$20,258,053
Reinvestment of distributions	59,403	849,701	115,373	1,687,078
Shares redeemed	(1,140,654)	(16,313,920)	(3,164,037)	(46,280,904)
	(445,881)	(6,393,786)	(1,662,537)	(24,335,773)
Class C Shares
Shares sold	71,877	1,027,208	91,068	1,330,114
Reinvestment of distributions	1,817	25,997	3,528	51,596
Shares redeemed	(224,246)	(3,198,214)	(231,422)	(3,392,078)
	(150,552)	(2,145,009)	(136,826)	(2,010,368)
Institutional Shares
Shares sold	2,157,467	30,837,124	3,266,372	47,733,798
Reinvestment of distributions	94,955	1,356,007	161,101	2,350,300
Shares redeemed	(2,187,533)	(31,281,852)	(2,449,337)	(35,703,155)
	64,889	911,279	978,136	14,380,943
Service Shares
Shares sold	138,907	1,979,612	280,268	4,093,521
Reinvestment of distributions	20,950	298,909	41,439	604,373
Shares redeemed	(694,197)	(9,897,217)	(1,111,405)	(16,231,558)
	(534,340)	(7,618,696)	(789,698)	(11,533,664)
Investor Shares
Shares sold	12,160	173,371	36,715	537,335
Reinvestment of distributions	1,785	25,529	5,292	77,400
Shares redeemed	(118,624)	(1,693,712)	(155,625)	(2,274,515)
	(104,679)	(1,494,812)	(113,618)	(1,659,780)
Class P Shares(a)
Shares sold	837,552	12,002,061	—	—
Reinvestment of distributions	4,315	61,471	—	—
Shares redeemed	(111,461)	(1,595,161)	—	—
	730,406	10,468,371	—	—
Class R Shares
Shares sold	137,672	1,965,304	404,250	5,871,495
Reinvestment of distributions	12,165	173,802	19,332	282,133
Shares redeemed	(201,809)	(2,884,688)	(358,011)	(5,222,795)
	(51,972)	(745,582)	65,571	930,833
Class R6 Shares
Shares sold	465,238	6,640,028	627,382	9,156,383
Reinvestment of distributions	4,163	59,411	5,806	84,614
Shares redeemed	(143,415)	(2,045,343)	(515,039)	(7,528,706)
	325,986	4,654,096	118,149	1,712,291
NET DECREASE	(166,143)	$(2,364,139)	(1,540,823)	$(22,515,518)

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	67,949	$593,191	359,051	$3,132,862
Reinvestment of distributions	9,972	87,059	14,079	122,858
Shares redeemed	(142,884)	(1,247,379)	(595,887)	(5,199,696)
	(64,963)	(567,129)	(222,757)	(1,943,976)
Institutional Shares
Shares sold	11,217,847	97,906,142	75,408,719	657,549,810
Reinvestment of distributions	563,581	4,918,690	1,157,436	10,095,995
Shares redeemed	(87,533,300)	(763,412,329)	(42,073,795)	(367,006,013)
	(75,751,872)	(660,587,497)	34,492,360	300,639,792
Service Shares
Shares sold	5	50	3,125	27,469
Reinvestment of distributions	40	347	154	1,349
Shares redeemed	(47)	(413)	(46,489)	(407,251)
	(2)	(16)	(43,210)	(378,433)
Investor Shares
Shares sold	647,180	5,631,157	275,048	2,392,434
Reinvestment of distributions	3,475	30,234	1,664	14,473
Shares redeemed	(515,699)	(4,486,651)	(200,935)	(1,747,825)
	134,956	1,174,740	75,777	659,082
Class P Shares(a)
Shares sold	85,236,579	744,131,295	—	—
Reinvestment of distributions	386,195	3,372,934	—	—
Shares redeemed	(5,823,524)	(50,843,588)	—	—
	79,799,250	696,660,641	—	—
Class R6 Shares
Shares sold	348	3,033	32	277
Reinvestment of distributions	16	143	18	160
	364	3,176	50	437
NET INCREASE	4,117,733	$36,683,915	34,302,220	$298,976,902

(a)	Class P Shares commenced operations on April 20, 2018.

171

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,019,906	$10,477,505	3,068,409	$31,864,267
Reinvestment of distributions	44,088	450,954	51,662	535,064
Shares redeemed	(2,254,721)	(23,199,336)	(3,404,416)	(35,240,610)
	(1,190,727)	(12,270,877)	(284,345)	(2,841,279)
Class C Shares
Shares sold	160,091	1,622,920	247,183	2,540,637
Reinvestment of distributions	5,244	52,994	4,993	51,008
Shares redeemed	(355,510)	(3,600,606)	(210,572)	(2,154,932)
	(190,175)	(1,924,692)	41,604	436,713
Institutional Shares
Shares sold	4,519,374	47,028,759	10,906,766	114,459,292
Reinvestment of distributions	283,700	2,942,747	291,314	3,052,083
Shares redeemed	(11,437,857)	(119,309,794)	(5,597,503)	(58,724,218)
	(6,634,783)	(69,338,288)	5,600,577	58,787,157
Investor Shares
Shares sold	722,729	7,476,747	752,020	7,845,765
Reinvestment of distributions	22,795	234,580	23,247	242,201
Shares redeemed	(627,845)	(6,496,654)	(707,063)	(7,381,923)
	117,679	1,214,673	68,204	706,043
Class P Shares(a)
Shares sold	9,775,583	102,031,877	—	—
Reinvestment of distributions	70,608	725,199	—	—
Shares redeemed	(100,216)	(1,037,570)	—	—
	9,745,975	101,719,506	—	—
Class R Shares
Shares sold	289,998	2,971,825	1,199,310	12,420,142
Reinvestment of distributions	15,270	155,822	16,341	168,676
Shares redeemed	(636,181)	(6,520,081)	(1,186,259)	(12,267,344)
	(330,913)	(3,392,434)	29,392	321,474
Class R6 Shares
Shares sold	1,076,380	11,206,748	761,199	7,948,873
Reinvestment of distributions	16,568	171,059	3,300	34,520
Shares redeemed	(233,785)	(2,438,680)	(151,896)	(1,597,879)
	859,163	8,939,127	612,603	6,385,514
NET INCREASE	2,376,219	$24,947,015	6,068,035	$63,795,622

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,546,290	$15,063,825	3,032,554	$30,039,275
Reinvestment of distributions	78,910	769,105	185,389	1,837,532
Shares redeemed	(1,701,962)	(16,584,909)	(8,290,521)	(82,173,783)
	(76,762)	(751,979)	(5,072,578)	(50,296,976)
Class C Shares
Shares sold	100,912	977,002	295,640	2,904,878
Reinvestment of distributions	12,771	123,684	27,299	268,590
Shares redeemed	(682,589)	(6,598,136)	(1,139,243)	(11,207,513)
	(568,906)	(5,497,450)	(816,304)	(8,034,045)
Institutional Shares
Shares sold	7,995,222	77,711,069	34,737,540	343,135,899
Reinvestment of distributions	666,686	6,485,810	1,858,810	18,352,479
Shares redeemed	(52,429,924)	(510,103,588)	(55,727,594)	(551,343,755)
	(43,768,016)	(425,906,709)	(19,131,244)	(189,855,377)
Service Shares
Shares sold	341,781	3,314,216	340,513	3,358,350
Reinvestment of distributions	13,496	130,956	31,511	310,710
Shares redeemed	(413,617)	(4,006,266)	(1,010,339)	(9,948,265)
	(58,340)	(561,094)	(638,315)	(6,279,205)
Investor Shares
Shares sold	1,056,742	10,315,256	2,773,532	27,458,765
Reinvestment of distributions	32,945	321,252	53,595	530,767
Shares redeemed	(461,918)	(4,509,471)	(2,748,290)	(27,163,857)
	627,769	6,127,037	78,837	825,675
Class P Shares(a)
Shares sold	40,652,397	395,120,364	—	—
Reinvestment of distributions	228,518	2,211,899	—	—
Shares redeemed	(2,167,301)	(20,982,807)	—	—
	38,713,614	376,349,456	—	—
Class R6 Shares
Shares sold	100,158	973,121	94,310	928,775
Reinvestment of distributions	2,699	26,213	5,116	50,555
Shares redeemed	(13,228)	(128,689)	(7,295,032)	(72,651,844)
	89,629	870,645	(7,195,606)	(71,672,514)
NET DECREASE	(5,041,012)	$(49,370,094)	(32,775,210)	$(325,312,442)

(a)	Class P Shares commenced operations on April 23, 2018.

173

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,231,921	$11,946,471	953,735	$9,515,592
Reinvestment of distributions	12,866	124,375	20,363	202,198
Shares redeemed	(510,675)	(4,944,414)	(1,315,639)	(13,049,353)
	734,112	7,126,432	(341,541)	(3,331,563)
Class C Shares
Shares sold	10,521	101,943	91,298	905,669
Reinvestment of distributions	1,090	10,549	1,455	14,394
Shares redeemed	(16,821)	(162,208)	(78,170)	(775,557)
	(5,210)	(49,716)	14,583	144,506
Institutional Shares
Shares sold	2,764,550	26,888,231	32,575,026	323,602,247
Reinvestment of distributions	479,567	4,654,573	1,366,431	13,556,693
Shares redeemed	(57,528,795)	(557,758,763)	(31,249,552)	(309,977,038)
	(54,284,678)	(526,215,959)	2,691,905	27,181,902
Investor Shares
Shares sold	53,982	524,060	281,958	2,805,500
Reinvestment of distributions	2,472	23,959	4,031	39,945
Shares redeemed	(113,209)	(1,097,430)	(217,587)	(2,164,205)
	(56,755)	(549,411)	68,402	681,240
Class P Shares(a)
Shares sold	62,492,867	605,430,316	—	—
Reinvestment of distributions	293,889	2,841,455	—	—
Shares redeemed	(2,365,457)	(22,880,381)	—	—
	60,421,299	585,391,390	—	—
Class R Shares
Shares sold	3,275	31,765	8,849	87,379
Reinvestment of distributions	113	1,096	85	843
Shares redeemed	(80)	(770)	(2,476)	(24,457)
	3,308	32,091	6,458	63,765
Class R6 Shares
Shares sold	6,219	60,261	—	—
Reinvestment of distributions	47	459	24	234
	6,266	60,720	24	234
NET INCREASE	6,818,342	$65,795,547	2,439,831	$24,740,084

(a)	Class P Shares commenced operations on April 20, 2018.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	107,532	$1,078,552	78,843	$790,000
Reinvestment of distributions	1,143	11,457	216	2,164
Shares redeemed	(3,677)	(36,877)	—	—
	104,998	1,053,132	79,059	792,164
Institutional Shares
Shares sold	41,610,525	417,063,056	225,732,885	2,261,829,769
Reinvestment of distributions	1,046,877	10,493,618	1,551,413	15,542,949
Shares redeemed	(121,711,789)	(1,219,652,651)	(111,897,746)	(1,121,169,548)
	(79,054,387)	(792,095,977)	115,386,552	1,156,203,170
Administration
Shares sold	7,448	74,694	88,755	889,387
Reinvestment of distributions	1,074	10,768	1,119	11,211
	8,522	85,462	89,874	900,598
Preferred Shares
Reinvestment of distributions	28	279	35	353
	28	279	35	353
Investor Shares(a)
Shares sold	997	10,000	—	—
Reinvestment of distributions	3	28	—	—
	1,000	10,028	—	—
Class P Shares(b)
Shares sold	139,211,120	1,394,895,417	—	—
Reinvestment of distributions	564,847	5,659,661	—	—
Shares redeemed	(26,646,966)	(267,002,887)	—	—
	113,129,001	1,133,552,191	—	—
Class R6 Shares(c)
Shares sold	18,206,523	182,550,459	998	10,000
Reinvestment of distributions	67,345	675,179	5	53
Shares redeemed	(6,178,475)	(61,969,414)	—	—
	12,095,393	121,256,224	1,003	10,053
NET INCREASE	46,284,555	$463,861,339	115,556,523	$1,157,906,338

(a)	Investor Shares commenced operations on August 14, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.
(c)	Class R6 Shares commenced operations on November 30, 2017.

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GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class P, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Preferred, Service, Investor, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018, which represents a period of 183 days of a 365-day year. (47 out of 365 days for Investor Shares of the Short-Term Conservative Income Fund, which commenced operations on August 14, 2018) (163 out of 365 days for Class P Shares of the Short-Term Conservative Income Fund, which commenced operations on April 20, 2018). The Investor Shares example for hypothetical expenses (for the Short-Term Conservative Income Fund) reflects projected activity for the period from April 1, 2018 through September 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period. The Class P Shares example for hypothetical expenses reflects projected activity for the period from April 1, 2018 through September 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*
Class A
Actual	$1,000.00	$1,011.00		$3.28	$1,000.00	$996.80		$4.56	$1,000.00	$1,009.80		$3.38	$1,000.00	$999.40		$3.36
Hypothetical 5% return	1,000.00	1,021.81	+	3.29	1,000.00	1,021.81	+	4.61	1,000.00	1,021.81	+	3.40	1,000.00	1,021.81	+	3.40
Class C
Actual	—	—		—	1,000.00	993.10		8.29	—	—		—	1,000.00	994.90		7.10
Hypothetical 5% return	—	—		—	1,000.00	1,016.75	+	8.39	—	—		—	1,000.00	1,017.95	+	7.18
Institutional
Actual	1,000.00	1,013.60		1.77	1,000.00	998.50		2.86	1,000.00	1,012.50		1.82	1,000.00	1,001.00		1.66
Hypothetical 5% return	1,000.00	1,023.31	+	1.78	1,000.00	1,022.21	+	2.89	1,000.00	1,023.26	+	1.83	1,000.00	1,023.41	+	1.67
Administration
Actual	1,000.00	1,012.50		1.75	—	—		—	—	—		—	—	—		—
Hypothethical 5% return	1,000.00	1,023.33	+	1.76	—	—		—	—	—		—	—	—		—
Service
Actual	—	—		—	1,000.00	996.00		5.35	1,000.00	1,010.00		4.33	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.70	+	5.42	1,000.00	1,020.76	+	4.36	—	—		—
Investor
Actual	1,000.00	1,012.10		2.22	1,000.00	998.10		3.31	1,000.00	1,012.00		2.27	1,000.00	1,000.60		2.11
Hypothetical 5% return	1,000.00	1,022.86	+	2.23	1,000.00	1,021.76	+	3.35	1,000.00	1,022.81	+	2.28	1,000.00	1,022.96	+	2.13
Class P(a)
Actual	1,000.00	1,010.30		1.51	1,000.00	1,005.50		2.48	1,000.00	1,011.20		1.55	1,000.00	1,003.10		1.46
Hypothethical 5% return	1,000.00	1,020.35	+	1.72	1,000.00	1,020.35	+	2.83	1,000.00	1,020.35	+	1.77	1,000.00	1,020.35	+	1.67
Class R
Actual	—	—		—	1,000.00	994.90		5.80	—	—		—	1,000.00	997.90		4.61
Hypothetical 5% return	—	—		—	1,000.00	1,019.25	+	5.87	—	—		—	1,000.00	1,020.46	+	4.66
Class R6
Actual	1,000.00	1,010.20		3.02	1,000.00	997.90		2.80	1,000.00	1,012.50		1.77	1,000.00	1,000.20		1.60
Hypothetical 5% return	1,000.00	1,022.06	+	3.04	1,000.00	1,022.26	+	2.84	1,000.00	1,023.31	+	1.78	1,000.00	1,023.46	+	1.62

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Service	Investor	Class P(a)	Class R	Class R6
Enhanced Income	0.65%	—%	0.35%	0.35%	—%	0.44%	0.34%	—%	0.60%
Government Income	0.91	1.66	0.57	—	1.07	0.66	0.56	1.16	0.56
High Quality Floating Rate	0.67	—	0.36	—	0.86	0.45	0.35	—	0.35
Inflation Protected Securities	0.67	1.42	0.33	—	—	0.42	0.33	—	0.32

(a)	Class P Shares commenced operations on April 20, 2018.

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Fund Expenses — Six Month Period Ended September 30, 2018 (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund				Short Term Conservative Income Fund
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*
Class A
Actual	$1,000.00	$1,002.10		$4.12	$1,000.00	$999.30		$4.01	$1,000.00	$1,011.70		$2.57
Hypothetical 5% return	1,000.00	1,020.96	+	4.15	1,000.00	1,020.96	+	4.05	1,000.00	1,020.96	+	2.59
Class C
Actual	1,000.00	999.00		6.11	1,000.00	996.30		6.01	—	—		—
Hypothetical 5% return	1,000.00	1,018.95	+	6.17	1,000.00	1,019.05	+	6.07	—	—		—
Institutional
Actual	1,000.00	1,002.70		2.41	1,000.00	1,001.00		2.31	1,000.00	1,013.40		1.01
Hypothetical 5% return	1,000.00	1,022.66	+	2.43	1,000.00	1,022.76	+	2.33	1,000.00	1,024.07	+	1.01
Administration
Actual	—	—		—	—	—		—	1,000.00	1,013.40		1.00
Hypothethical 5% return	—	—		—	—	—		—	1,000.00	1,024.07	+	1.01
Preferred
Actual	—	—		—	—	—		—	1,000.00	1,012.00		1.56
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.51	+	1.57
Service
Actual	1,000.00	1,000.20		4.91	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.16	+	4.96	—	—		—	—	—		—
Investor
Actual	1,000.00	1,002.30		2.86	1,000.00	999.50		2.71	1,000.00	1,002.90	(a)	0.41	(a)
Hypothetical 5% return	1,000.00	1,022.21	+	2.89	1,000.00	1,022.36	+	2.74	1,000.00	1,023.46	+(a)	1.61	(a)
Class P(b)
Actual	1,000.00	1,004.40		2.08	1,000.00	1,002.40		1.94	1,000.00	1,010.10		0.89
Hypothethical 5% return	1,000.00	1,019.70	+	2.38	1,000.00	1,019.70	+	2.23	1,000.00	1,019.70	+	1.01
Class R
Actual	—	—		—	1,000.00	998.10		5.26	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.80	+	5.32	—	—		—
Class R6
Actual	1,000.00	1,002.80		2.36	1,000.00	1,000.90		2.26	1,000.00	1,011.10		2.27
Hypothetical 5% return	1,000.00	1,022.71	+	2.38	1,000.00	1,022.81	+	2.28	1,000.00	1,022.81	+	2.28

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Preferred	Service	Investor(a)	Class P(b)	Class R	Class R6
Short Duration Government	0.82%	1.22%	0.48%	—%	—%	0.98%	0.57%	0.47%	—%	0.47%
Short Duration Income	0.80	1.20	0.46	—	—	—	0.54	0.44	1.05	0.45
Short-Term Conservative Income	0.51	—	0.20	0.20	0.31	—	0.32	0.20	—	0.45

(a)	Investor Shares commneed operations August 14, 2018.
(b)	Class P Shares commenced operations on April 20, 2018.

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Enhanced Income, Short Duration Government, and Short Duration Income Funds) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, administration and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data

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Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Enhanced Income Fund’s, Short Duration Government Fund’s, and Short Duration Income Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Enhanced Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the for the one-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They observed that the Government Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees noted that the High Quality Floating Rate Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They also considered that the Fund had experienced certain portfolio management changes in the first half of 2018. The Trustees observed that the Inflation Protected Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees noted that the Short Duration Government Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees observed that the Short Duration Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-year period, performed in-line for the five-year period, and underperformed for the one-year period ended March 31, 2018. The Trustees considered that the Short-Term Conservative Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints (with the exception of the Short-Term Conservative Income Fund, which does not have breakpoints) to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Government Income, High Quality Floating Rate, Inflation Protected Securities, and Short Duration Government Funds, the Trustees noted that the management fee breakpoint schedules had been reduced at all asset levels since the Management Agreements were last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds (other than the Short-Term Conservative Income Fund) at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
First $1 billion	0.25%	0.53%	0.31%	0.26%	0.44%	0.40%
Next $1 billion	0.23	0.48	0.28	0.23	0.40	0.36
Next $3 billion	0.22	0.45	0.27	0.22	0.38	0.34
Next $3 billion	0.22	0.44	0.26	0.22	0.37	0.33
Over $8 billion	0.22	0.44	0.25	0.21	0.36	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

With respect to the Short-Term Conservative Income Fund, the Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2019.

182

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and

Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2018 Goldman Sachs. All rights reserved. 147835-OTU-870944/SDFISAR-18/26K

Goldman Sachs Funds

Semi-Annual Report	September 30, 2018

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
Total Emerging Markets Income*
U.S. Mortgages

*Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	TOTAL EMERGING MARKETS INCOME

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

∎	Assess relative value among securities and sectors

∎	Leverage the vast resources of GSAM in selecting securities for each portfolio

∎	Team approach to decision making

∎	Manage risk by avoiding significant sector and interest rate bets

∎	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

∎	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

∎	Capitalize on GSAM’s industry-renowned credit research capabilities

∎	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

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MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the six months ended September 30, 2018 (the “Reporting Period”), the performance of the fixed income markets was most influenced by economic data, central bank monetary policy and geopolitics.

In the second quarter of 2018, when the Reporting Period began, spread, or non-government bond, sectors broadly weakened amid increased U.S.-China trade tensions, political events in emerging markets countries and Italy, higher U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Federal Reserve (“Fed”) raised short-term interest rates, the seventh interest rate hike since December 2015. The Fed’s dot plot pointed to two more rate increases in 2018, implying a total of four rate hikes in the calendar year. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) U.S. economic growth strengthened, with Gross Domestic Product expanding at an annualized rate of 4.2% in the second calendar quarter. In contrast, economic growth softened in the Eurozone, Japan and China. Meanwhile, the European Central Bank (“ECB”) announced plans to taper its quantitative easing program beginning September 2018. The U.S. dollar appreciated relative to many major currencies during the second quarter of 2018.

Spread sectors performed well during the third quarter of 2018, as the global economy — led by particularly strong economic growth in the U.S. — expanded. However, some major economies, including those of the Eurozone, the U.K. and China, continued to exhibit a gradual softening trend. Emerging markets debt broadly posted gains, with strength in July and September 2018 outweighing pronounced August weakness. High yield corporate bonds also advanced, recording their best quarterly performance since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. U.S. Treasury rates rose in response, followed, in turn, by the interest rates of other developed markets countries. In the third calendar quarter, the U.S. dollar appreciated modestly relative to many major currencies.

For the Reporting Period as a whole, spread sectors generally outperformed U.S. Treasury securities, led by high yield corporate bonds. Commercial mortgage-backed securities, investment grade corporate bonds, asset-backed securities, mortgage-backed securities and agency securities also outpaced U.S. Treasury securities, albeit to a lesser extent. Sovereign emerging markets debt underperformed U.S. Treasury securities during the Reporting Period overall. The U.S. Treasury yield curve, or spectrum of maturities, flattened, as yields on shorter-term and intermediate-term maturities rose more than those on longer-term maturities. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) The yield on the bellwether 10-year U.S. Treasury rose approximately 32 basis points to end the Reporting Period at 3.06%.

Looking Ahead

At the end of the Reporting Period, we expected the global economic expansion may continue through 2019. Exceptional economic growth in the U.S. appeared well supported, in our view, with unemployment at its lowest level in decades and economic activity indicators, such as the

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MARKET REVIEW

Institute for Supply Management’s manufacturing surveys, comfortably in expansionary territory. However, we believe Eurozone economic growth is likely to maintain its gradual slowing trend, as the escalation of the U.S.-China trade conflict, in addition to political and policy uncertainties, weigh on business sentiment and capital spending. At the end of the Reporting Period, China was easing its fiscal policy, which we think could help support its economic growth amid trade tensions with the U.S., though this support may be limited, in our opinion, by Chinese officials’ efforts to reduce leverage in the economy. We believe the key risks to our view are the cumulative impact of escalating trade tariffs and Europe’s political challenges, as Italy moves toward more accommodative fiscal policy in spite of its significant existing debt.

Regarding inflation, higher crude oil prices lifted headline inflation in most developed economies, but core inflation remained subdued in the Eurozone and Japan at the end of the Reporting Period. In the U.S., core inflation rose gradually, but we see some risk of higher inflation during 2019 as trade tariffs take effect and low unemployment potentially puts upward pressure on wages.

As for monetary policy, we expect one more Fed interest rate hike by the end of 2018 and three rate hikes during 2019. We believe the main risks to this view are a material slowing in the U.S. economy or a meaningful pickup in wage growth. Meanwhile, we believe subdued inflation and moderating economic growth in the Eurozone are likely to keep European interest rates from moving beyond zero in the near term. In our opinion, the ECB may raise interest rates in late 2019, though we expect its tightening cycle overall to be short.

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FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated cumulative total returns, without sales charges, of -4.70%, -5.05%, -4.52%, -4.57% and -4.52%, respectively. These returns compare to the -1.32% cumulative total return of the Fund’s benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -4.13% compared to the -0.71% cumulative total return of the Index.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	Emerging markets debt overall was influenced most during the Reporting Period by softening global economic growth, central bank monetary policy action, a strengthening U.S. dollar and geopolitical events.

External emerging markets debt, as represented by the Index, recorded a return of -1.32%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 32 basis points and closed the Reporting Period 335 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The worst performing emerging external debt markets in the Index (in U.S. dollar terms1) were Zambia (-27.63%), Venezuela (-16.47%) and Argentina (-11.62%). The top performing countries were Mozambique (+4.52%), Angola (+3.80%) and Azerbaijan (+3.59%).

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by our active currency management (which is accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Additionally, issue selection within sovereign emerging markets debt, emerging markets corporate debt/quasi-sovereign bonds and local emerging markets debt detracted from performance. On the positive side, the Fund benefited from sector positioning within sovereign emerging markets debt and emerging markets corporate debt/quasi-sovereign debt. The Fund’s U.S. duration positioning strategy also contributed positively during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

A long position in the Argentinian peso (accomplished through the use of forward foreign currency exchange contracts) was the largest detractor from the Fund’s relative performance during the Reporting Period. Argentinian assets were pressured overall by market concerns about its government’s ability to implement fiscal consolidation given the sharp depreciation of the Argentinian peso and the currency’s continued fragility. (Fiscal consolidation is a reduction in a country’s underlying fiscal deficit.) Softening investor sentiment about emerging markets assets further eroded market confidence in Argentina. As a result, the Fund was also hurt by overweight positions relative to the Index in Argentinian external bonds, local interest rates and the quasi-sovereign bonds of Argentina’s state-owned oil and natural gas company Petroleos de Venezuela. Elsewhere, a long position in the South African rand (accomplished through the use of forward foreign currency exchange contracts)

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FUND RESULTS

detracted from returns. Additionally, the Fund was hindered by overweight positions in South African local interest rates and Turkish external bonds.

Offsetting these negative results was our decision to shift the Fund from a long position in the Chinese yuan to a short position (accomplished through the use of forward foreign currency exchange contracts), which buoyed results. An underweight compared to the Index in Lebanese external bonds also contributed positively. Within our selection of emerging markets corporate bonds and quasi-sovereign bonds, the Fund’s exposure to United Arab Emirates’ state-owned oil company Abu Dhabi National Oil Company added to performance. The Fund also benefited from its short position in the euro (accomplished through the use of forward foreign currency exchange contracts), through which we funded long positions in various other currencies.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration positioning strategy contributed positively to performance. More specifically, the Fund benefited from its short duration position on the U.S. Treasury yield curve, as interest rates rose during the Reporting Period. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning strategy did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, exchange traded options on Eurodollar futures, credit default swaps, structured notes and reverse repurchase agreements. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps and exchange traded options on Eurodollar futures were used to express our views on the direction of a country’s interest rates. Credit default swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Reverse repurchase agreements were used to manage the Fund’s cash balances. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of futures, forward foreign currency exchange contracts, interest rate swaps and credit default swaps had a negative impact on performance. The other derivatives used in the Fund during the Reporting Period did not have a meaningful impact on the Fund’s performance overall.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We initiated exposure to Qatari external bonds after J.P. Morgan announced in June 2018 that it was considering including the external bonds of Gulf Cooperation Council (“GCC”) countries in the Index. (The GCC is a regional intergovernmental political and economic alliance consisting of six Middle Eastern countries—Saudi Arabia, Kuwait, United Arab Emirates, Qatar, Bahrain and Oman.) Also during the Reporting Period, we increased the Fund’s short position in Mexican external bonds amid risks surrounding that country’s July 2018 presidential election and the renegotiation of the North American Free Trade Agreement. Within South America, we increased the Fund’s underweight relative to the Index in Brazilian external bonds and also moved the Fund from a long position in the Brazilian real to a short position; this change in positioning reflected our skepticism about the credibility of Brazil’s central bank as well as fiscal concerns ahead of its October 2018 general elections. Elsewhere, we reduced the Fund’s overweight position in South African external bonds, while eliminating its long position in the South African rand. The election in February 2018 of a new South African president was perceived as positive by the market because it raised prospects of a more stable political environment with increased commitment to fiscal discipline, in our view. However, we were concerned about potential political disruption that could challenge the South African president’s reform agenda. In addition, during the Reporting Period, we shifted the Fund from a short position in the Turkish lira to a long position, taking advantage of what we viewed as an attractive entry point after the currency depreciated. Finally, we increased the Fund’s overweight relative to the Index in Sri Lankan external bonds during the Reporting Period.

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FUND RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held overweight positions relative to the Index in the external bonds of Argentina, South Africa, Turkey and Indonesia. It was underweight the external bonds of Uruguay and Mexico. The Fund held small overweight positions in South African and Mexican local interest rates and an underweight position in Polish local interest rates. In terms of currencies, the Fund had long positions in the Hungarian forint, Argentinian peso and Indonesian rupiah. It had short positions in the Chinese yuan, Taiwanese dollar and Brazilian real at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The performance of emerging markets assets was weak from the beginning of 2018 through the end of the Reporting Period, in stark contrast to the gains generated during the 2017 calendar year. This weakness came in waves. The first wave was driven by slower than market expected global economic growth during the first quarter of 2018, which fueled investor concerns about emerging markets countries that depend on foreign investment to finance current account deficits. This group included countries like Turkey, Argentina, Indonesia and India. Subsequent waves of weakness came in response to increased U.S.-China trade tensions, leading to the underperformance of smaller Asian economies that are part of China’s supply chain. Toward the end of the Reporting Period, fears of slower global economic growth reemerged, with Argentina and Turkey coming sharply into focus, and emerging markets assets broadly declined. In our view, the volatility was the result of country-specific selloffs, not an emerging markets crisis. Another factor, we believe, was the strength of the U.S. dollar. We think U.S. dollar strength reflected divergence in global economic growth, with the U.S. economy expanding at a faster pace than other countries’ economies. Indeed, the depreciation of emerging markets currencies versus the U.S. dollar during the Reporting Period was consistent with the performance of the euro and other developed markets currencies.

In the near term, we think patience may be required when assessing the value of potential investments and the possibility of an eventual rebound in emerging markets assets. Tighter funding conditions, increasing trade tensions and idiosyncratic issues related to some emerging markets countries is likely to persist during the fourth quarter of 2018, in our view. However, we believe the longer-term case for holding emerging markets assets — strong economic growth, good demographics, low levels of debt, overall balance sheet resilience and corporate earnings growth potential — remains intact. We think emerging markets assets continue to offer many attractive investment opportunities, particularly in an environment where U.S. and global economic growth remains expansionary. In addition, we believe emerging markets countries are in a much better position to manage a shock related to foreign capital outflows than during previous periods of stress. First, most emerging markets countries have built abundant foreign exchange reserves, which can be used to help offset capital outflows. Second, these countries have improved fundamentals relative to prior episodes of stress. Third, by the end of the Reporting Period, emerging markets assets had already priced in a significant amount of risk.

Among countries at the end of the Reporting Period, we had constructive views on Argentina, United Arab Emirates and Turkey. We believe that Argentina’s recent fiscal and monetary policy moves should support its sovereign spreads. Argentina’s central bank raised its interest rates to 60% at the end of August 2018 and appears committed to maintaining the highly restrictive monetary policy until at least December 2018. As for United Arab Emirates, we held positive views at the end of the Reporting Period, which were expressed through the Fund’s investments in Abu Dhabi external debt and the quasi-sovereign debt of Abu Dhabi National Oil Company. Both have strong fundamentals with AA ratings and are likely to benefit, in our view, from supportive market technical, or supply/demand conditions, should United Arab Emirates be added to the Index during 2019. Regarding Turkey, the Fund held an overweight position relative to the Index in Turkish external bonds at the end of the Reporting Period. Although Turkey has both current account and political challenges, its debt dynamics have improved and are robust compared to other emerging markets economies, in our opinion. At 28%, Turkey’s debt-to-Gross Domestic Product (“GDP”) ratio is among the strongest in the emerging markets, and we believe it is consistent with an A-rated credit. Furthermore, the country’s low fiscal deficit of less than 2% of GDP suggests to us the Turkish government could absorb any losses that may arise from contagion in the corporate sector.

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FUND BASICS

Emerging Markets Debt Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	J.P. Morgan EMBISM Global Diversified Index Gross, USD, Unhedged[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-4.70%	-1.32%	4.78%	4.74%
Class C	-5.05	-1.32	4.27	4.22
Institutional	-4.52	-1.32	5.36	5.31
Investor	-4.57	-1.32	5.26	5.21
Class R6	-4.52	-1.32	5.34	5.29
April 20, 2018–September 30, 2018
Class P	-4.13%	-0.71%	5.36%	5.31%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-9.75%	3.18%	6.61%	7.44%	8/29/03
Class C	-7.08	3.39	6.34	5.29	9/29/06
Institutional	-5.11	4.51	7.48	8.16	8/29/03
Investor	-5.19	4.42	N/A	5.08	7/30/10
Class P	N/A	N/A	N/A	-4.13	4/20/18
Class R6	-5.10	N/A	N/A	4.05	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.24%
Class C	1.94	1.99
Institutional	0.85	0.90
Investor	0.94	0.99
Class P	0.84	0.89
Class R6	0.84	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/18	as of 3/31/18
Indonesia	7.9%	9.1%
Argentina	7.3	8.0
Turkey	6.7	6.6
South Africa	4.1	5.4
Sri Lanka	4.0	2.2
Mexico	3.5	4.8
Ecuador	3.1	4.2
Dominican Republic	3.1	4.2
Netherlands	3.0	1.6
United Arab Emirates	2.7	2.9
Other	45.3	44.2

[6]	The percentage shown for each country reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 5.5% as of 9/30/18 and 1.8% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 3.44%, 3.21%, 3.75%, 3.49%, 3.72%, 3.47% and 3.75%, respectively. These returns compare to the 3.46% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 2.27% compared to the 2.79% cumulative total return of the Index.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2018, when the Reporting Period began, high yield corporate bonds produced positive returns in spite of an increase in “risk-off” market sentiment, or reduced risk appetite. Light primary market issuance — the lowest quarterly volume since the fourth quarter of 2016 — may have contributed to the gains. High yield corporate bonds continued to advance during the third calendar quarter, posting their best quarterly results since the first quarter of 2017. The high yield corporate bond market benefited from easing pressure on emerging markets currencies, positive trade developments (with the exception of China), rising crude oil prices, the slowest pace of primary market issuance since 2009 and the continued low number of defaults.

For the Reporting Period overall, the high yield corporate bond market recorded a positive return, with lower quality C-rated and D-rated credits generally outperforming higher quality B-rated credits. Option adjusted spreads narrowed approximately 38 basis points, ending the Reporting Period at 316 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.) High yield corporate bonds outperformed high yield loans, as represented by the Credit Suisse Leveraged Loan Index.

In terms of issuance, approximately $95.6 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. With regard to demand, high yield corporate bond mutual funds experienced approximately $5.5 billion of investment outflows during the Reporting Period.[1]

The default rate for high yield corporate bonds fell during the Reporting Period, remaining below the historical average. The 12-month par-weighted default high yield corporate bond rate through September 30, 2018 was 2.02%.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its sector positioning and individual issue selection. In addition, its higher credit quality positioning relative to the Index contributed positively. The Fund’s duration positioning strategy also added modestly to relative performance. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Within its sector positioning, the Fund benefited during the Reporting Period from its overweights relative to the Index

[1]	Source: J.P. Morgan, Bloomberg, Lipper FMI.

[2]	Source: J.P. Morgan.

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FUND RESULTS

in cellular telecommunications and media (cable and satellite TV). Underweight positions in packaging and finance were also advantageous. These gains were offset somewhat by the Fund’s underweights in retail and apparel and in health care, which detracted. An overweight position in gaming and lodging also limited returns. Overall, the Fund’s exposure to high yield loans contributed positively, while its exposure to emerging markets corporate bonds detracted from relative performance. Cash holdings had a negative impact on performance, as high yield corporate bonds generated positive returns during the Reporting Period.

From an individual issue selection perspective, overweight positions in energy company Berry Petroleum and telecommunications company Sprint bolstered relative performance. The Fund’s avoidance of American Tire Distributors added further to results. Detracting from relative performance were overweight positions in Italy-based Telecom Italia and Jamaica-based Digicel — both telecommunications companies. The Fund’s overweight in Blue Ridge Mountain Resources, a petroleum and natural gas exploration and production company, was also a drag on returns.

The Fund was helped by its underweight in BB-rated credits as well as by select holdings of B-rated credits. These results were offset somewhat by an underweight position in CCC-rated credits, which detracted from returns.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration positioning strategy added modestly to relative performance. In particular, the Fund’s short duration position compared to that of the Index contributed positively. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s yield curve positioning strategy did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. It was also used as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX contracts as a way to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. The Fund used U.S. Treasury futures and Eurodollar futures to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s long market beta positioning (that is, the Fund’s broad overweight relative to the Index in riskier securities) during the Reporting Period, as fundamentals remained strong and the technical environment became increasingly supportive, in our view. From a market segment perspective, we changed the Fund’s rather neutral position compared to the Index in energy to an overweight position. We shifted the Fund from an underweight in health care to a relatively neutral position. In addition, we increased the Fund’s overweight in cable and satellite TV and its underweight in retail and apparel. We reduced the Fund’s cash position during Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the telecommunications sector broadly. In our view, the Fund’s investments in this sector have robust fundamentals and are likely to be supported by a number of sector-specific trends, including growing bandwidth/data demand and the increasing number of connected devices. In addition, we maintained a Fund underweight in the consumer non-cyclical sector at the end of the Reporting Period. Within the sector, the Fund was underweight consumer products because of what we consider poor relative valuations, and it was also underweight supermarkets because of what we believe an increasing threat of online and big box retailers. In the consumer cyclicals sector, the Fund’s positioning reflected a meaningful underweight in retail and apparel, which we believe face secular challenges due to competitive pressure from e-commerce and shifting consumer preferences. The Fund was also overweight in gaming and lodging (implemented through a large overweight in MGM Resorts International), which has benefited from the strong macroeconomic

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FUND RESULTS

backdrop, in our view. The Fund was overweight the energy sector at the end of the Reporting Period, as we consider rising crude oil prices positive for the sector. Additionally, the Fund maintained an underweight in finance, primarily because of what we consider tight valuations.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook on high yield corporate bonds, as we believe they are underpinned by strong corporate fundamentals and a supportive macro backdrop. Accordingly, we maintained the Fund’s long market beta positioning. In our view, solid U.S. economic growth has bolstered corporate earnings, leading to benign credit conditions. High yield companies posted strong earnings in the second quarter of 2018, with revenue increasing 10.8% year over year, the largest year over year rise since 2010. We expect solid corporate earnings growth to persist in the third calendar quarter. While there are certain idiosyncratic market risks, we think overall measures of creditworthiness are consistent with low levels of stress and default outcomes well below historic averages. We consider fundamentals, market technicals (i.e., supply/demand dynamics) and benign financial conditions supportive for high yield corporate bonds, but we remain mindful of a potential pickup in volatility, especially given tight valuations.

We believe the key risks to our outlook are interest rate volatility driven by more aggressive than market anticipated Federal Reserve monetary policy tightening or an inflation shock; higher risk premiums due to contagion from idiosyncratic risks; or an escalation of geopolitical tensions. In our view, equity market volatility also poses a risk to our outlook, as such volatility has historically been a headwind for high yield credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities). Furthermore, potential political developments in the emerging markets could lead to increased volatility overall. At the end of the Reporting Period, we believed meaningful overweights and underweights on both an industry and single-name basis as well as individual security selection — rather than risk exposure — were key to potentially outperforming the Index in the near term. In terms of individual issue selection, we had a preference at the end of the Reporting Period for lower quality credits in cyclical sectors that we believe would stand to benefit from economic growth trends, and we were placing less emphasis on higher quality names that have higher valuations with more interest rate risk.

12

FUND BASICS

High Yield Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.44%	3.46%	4.84%	4.77%
Class C	3.21	3.46	4.31	4.24
Institutional	3.75	3.46	5.35	5.33
Service	3.49	3.46	4.84	4.83
Investor	3.72	3.46	5.31	5.24
Class R	3.47	3.46	4.81	4.74
Class R6	3.75	3.46	5.35	5.34
April 20, 2018–September 30, 2018
Class P	2.27%	2.79%	5.35%	5.34%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.76%	3.18%	7.02%	5.87%	8/1/97
Class C	0.19	3.37	6.73	5.33	8/15/97
Institutional	2.28	4.46	7.90	6.48	8/1/97
Service	1.76	3.97	7.35	5.95	8/1/97
Investor	2.22	4.41	7.83	6.10	11/30/07
Class P	N/A	N/A	N/A	2.27	4/20/18
Class R	1.70	3.88	7.24	5.54	11/30/07
Class R6	2.29	N/A	N/A	4.57	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.02%	1.09%
Class C	1.77	1.84
Institutional	0.74	0.75
Service	1.24	1.25
Investor	0.77	0.84
Class P	0.73	0.74
Class R	1.27	1.34
Class R6	0.73	0.74

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in

14

FUND BASICS

the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN ISSUERS AS OF 9/30/18[6]
Company	% of Net Assets	Line of Business
Berry Petroleum Corp.	1.4%	Oil & Gas
HCA, Inc. (BBB-/Ba1)	1.2	Healthcare Providers & Services
Sprint Corp. (B/B3)	1.0	Telecommunication Services
Bausch Health Cos., Inc. (B-/Caa1)	1.0	Pharmaceuticals
Sprint Corp. (B/B3)	1.0	Telecommunication Services
Altice US Finance I Corp. (BB/Ba3)	0.9	Media
Wind Tre SpA (BB-/B1)	0.8	Telecommunication Services
Scientific Games International, Inc. (B-/Caa1)	0.8	Entertainment
Altice Financing SA (B+/B1)	0.8	Media
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)	0.7	Media

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/18	as of 3/31/18
Media	11.3%	10.4%
Telecommunication Services	11.3	11.8
Oil Field Services	9.9	7.9
Healthcare Providers & Services	5.9	4.9
Diversified Financial Services	3.6	2.4
Chemicals	3.3	2.8
Pharmaceuticals	3.1	2.3
Electrical	3.0	2.6
Pipelines	2.9	4.3
Entertainment	2.4	2.0
Other	42.0	45.2

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 0.0% as of 9/30/18 and 2.3% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

15

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 1.92%, 1.54%, 2.09%, 2.05%, 1.79% and 1.99%, respectively. These returns compare to the 2.73% cumulative total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.59% compared to the 2.29% cumulative total return of the Index.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans recorded a small gain during the second quarter of 2018, when the Reporting Period began, despite escalating trade tensions and equity market volatility. During the third calendar quarter, high yield loans posted a positive return amidst stronger than market expected corporate earnings, sluggish new issuance, supportive investment inflows and a benign default environment.

For the Reporting Period overall, high yield loans produced positive returns. Lower quality loans outperformed, with CCC-rated high yield loans providing the greatest returns. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) narrowed by 15 basis points, ending the Reporting Period at 381 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $352 billion in new high yield loans were brought to market during the Reporting Period. As for demand, high yield loan mutual funds saw investment inflows of approximately $11.2 billion.[2]

The default rate for high yield loans decreased during the Reporting Period. The 12-month par-weighted high yield loan default rate through September 30, 2018 was 1.77%.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s sector positioning and issue selection within the high yield loan market detracted from performance. The Fund’s overall credit quality positioning relative to the Index also hurt relative returns.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund’s underweight compared to the Index in CCC-rated high yield loans as well as its investments in select BB-rated high yield loans detracted from relative performance during the Reporting Period. These results were offset somewhat by an underweight in B-rated credits, which added to results. The Fund’s cash holdings and modestly short market beta positioning (that is, the Fund’s broad underweight relative to the Index in riskier securities; opposite of long market beta positioning) were a drag on performance, as high yield loans posted gains and their spreads tightened.

Regarding sector positioning, the Fund was hurt by its underweight position relative to the Index in retail and apparel and in energy. On the other hand, a modest underweight in media (cable and satellite TV) and an

[1]	Source: Credit Suisse.

[2]	Source: J.P. Morgan.

16

FUND RESULTS

overweight position in food and drug retail contributed positively.

As for individual issue selection, the Fund was hampered by overweight positions in Blue Ridge Mountain Resources, a petroleum and natural gas exploration and production company, and Checkout Holdings, a provider of digital media solutions. Conversely, the Fund benefited from its overweights in Nature’s Bounty, a manufacturer of vitamins and nutritional supplements, and Noble Energy, a petroleum and natural gas exploration and production company.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also employed interest rate swaps and U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. Interest rate swaps were only utilized in the Fund for the purpose of hedging duration, as the Fund does not take active duration and yield curve positions. Additionally, a specialized index of credit default swaps (“CDX”) was used to manage the beta of the Fund on an active basis. CDX was also utilized as a cost-efficient instrument to help manage the Fund’s cash position. We employ CDX to gain credit exposure by being short credit protection, when the Fund experiences significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight relative to the Index in the technology sector and decreased its overweight in non-cable media. We shifted the Fund from overweight positions in commercial services and leisure and restaurants to rather neutral positions. Compared to the Index, we moved the Fund from an underweight position in gaming and lodging to a neutral position. We also changed the Fund’s neutral position in capital goods to an overweight and its neutral positions in energy and transportation to underweight positions. We reduced the Fund’s cash position during Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the technology, media and telecommunications sectors broadly. Within telecommunications, we continued to believe the companies held by the Fund have robust fundamentals and are likely to be supported by a number of sector-specific trends, including growing bandwidth/data demand and the increasing number of connected devices. In technology, the Fund was positioned in what we view as attractive recent new issues from select software companies. Within commercial services, in which the Fund held a neutral position overall, we favored companies with niche business models in non-conventional parts of the sector. Within more defensive sectors, the Fund was overweight packaging and neutral in gaming and lodging. As for the broad retail sector, which we consider stressed, the Fund maintained an underweight position compared to the Index. We continued to believe long-term secular pressures may well continue to hamper retailers but have positioned the Fund in companies with differentiated retailing models.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we saw strong corporate earnings growth, improving fundamentals, low numbers of defaults and supportive market technicals (supply/demand conditions) for high yield floating-rate loans, even as the U.S. credit cycle continues to age. That said, September 2018 saw muted repricing/refinancing activity and limited supply beyond a few large deals.

We plan to emphasize a closer-to-the-Index positioning, complemented by idiosyncratic situations where lack of liquidity presents opportunity and through newer issues that offer more spread duration and convexity. (Spread duration is the sensitivity of the price of a bond to a 100 basis point change to its option-adjusted spread. The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how

17

FUND RESULTS

the duration of a bond changes as the interest rate changes.) Because of structural issues in the high yield loan market, we plan to continue managing the Fund’s liquidity risk overall.

The Fund had an up-in-quality bias at the end of the Reporting Period, but we had a preference for lower quality credits in cyclical sectors that we believe stand to benefit from economic growth trends, and we were placing less emphasis on higher quality names that have higher valuations with more interest rate risk. We plan to remain vigilant about managing single name risk in industries and sectors negatively impacted by disruptive changes in consumption patterns and those facing secular headwinds.

18

FUND BASICS

High Yield Floating Rate Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Credit Suisse Leveraged Loan Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.92%	2.73%	4.30%	4.29%
Class C	1.54	2.73	3.63	3.63
Institutional	2.09	2.73	4.74	4.74
Investor	2.05	2.73	4.65	4.65
Class R	1.79	2.73	4.15	4.15
Class R6	1.99	2.73	4.75	4.75
April 20, 2018–September 30, 2018
Class P	1.59%	2.29%	4.75%	4.75%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	1.14%	2.55%	2.88%	3/31/11
Class C	1.64	2.23	2.43	3/31/11
Institutional	3.79	3.35	3.56	3/31/11
Investor	3.80	3.28	3.48	3/31/11
Class P	N/A	N/A	1.59	4/20/18
Class R	3.17	2.75	2.94	3/31/11
Class R6	N/A	N/A	3.18	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

19

FUND BASICS

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	0.98%
Class C	1.72	1.73
Institutional	0.63	0.64
Investor	0.72	0.73
Class P	0.62	0.63
Class R	1.22	1.23
Class R6	0.62	0.63

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN INDUSTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/18	as of 3/31/18
Technology – Software/Services	12.7%	8.2%
Health Care – Services	7.6	8.0
Media – Broadcasting & Radio	5.0	4.3
Media – Cable	4.4	4.0
Diversified Manufacturing	3.8	1.4
Packaging	3.7	1.7
Chemicals	3.3	2.6
Services Cyclical – Business Services	3.2	4.0
Wirelines Telecommunications	3.0	0.1
Entertainment	2.9	1.5
Others	44.1	56.4

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 8.3% as of 9/30/18 and 11.6% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

20

FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional and R6 Shares generated cumulative total returns, without sales charges, of 0.23%, 0.40%, 0.25%, 0.30% and 0.31%, respectively. These returns compare to the 0.01% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 1.10% compared to the 0.91% cumulative total return of the Index.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	Investment grade corporate bonds outperformed U.S. Treasury securities during the Reporting Period.

In the second quarter of 2018, when the Reporting Period began, global investment grade credit spreads, or the difference in yields between global corporate bonds and duration-equivalent government securities, widened by 18 basis points to end the quarter at 125 basis points. (A basis point is 1/100th of a percentage point.) Investment grade corporate bonds weakened on concerns about protectionist trade policies and political uncertainty in Italy. That said, U.S. investment grade corporate bonds outperformed European investment grade bonds during the second calendar quarter. In the third quarter of 2018, global investment grade credit spreads tightened 13 basis points, ending the quarter at 112 basis points. Investment grade corporate bonds were supported by strength in corporate fundamentals, as evidenced by solid second quarter 2018 earnings releases, as well as by improved investor risk sentiment early in the third calendar quarter. U.S. investment grade corporate bonds again outperformed European investment grade corporate bonds during the third calendar quarter.

U.S. new issuance declined and European new issuance modestly increased between the beginning and end of the Reporting Period. U.S. new issuance was approximately $272 billion in the third quarter of 2018 versus $339 billion in the second calendar quarter, while European new issuance was approximately €129 billion versus €120 billion. European new issuance includes U.K. new issuance.[1]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, individual issue selection among investment grade corporate bonds added to the Fund’s relative performance. Our cross-sector strategy also contributed positively. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. In addition, the Fund’s duration positioning strategy bolstered relative returns during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Regarding individual issue selection, the Fund’s investments in industrial investment grade corporate bonds added to relative performance. Our decision to overweight health care

[1]	Source: Barclays.

21

FUND RESULTS

and consumer retailing also enhanced results. Additionally, the Fund benefited from our preference for intermediate-term maturities and from a bias toward lower credit quality issues. These gains were limited by our individual issue selection within financials, which detracted.

In terms of our cross-sector strategy, the Fund’s overweight in corporate credit broadly added to its relative returns, as fundamentals remained strong amid robust corporate earnings growth. Corporate credit was also supported during the third calendar quarter by light new issuance in July and August 2018.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	Our duration positioning strategy added to relative performance, driven by the Fund’s short duration position relative to that of the Index. During the Reporting Period, interest rates increased, as U.S. economic data remained strong and the Federal Reserve tightened monetary policy. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.) The Fund’s yield curve positioning strategy did not have a meaningful impact on performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, the Fund used U.S. Treasury futures and Eurodollar futures, both of which had a positive impact on performance, to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were employed to express our views on the direction of a country’s interest rates. In addition, the Fund employed interest rate swaps and swaptions (options on interest rate swap contracts) to hedge interest rate exposure and express an outright term structure view (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). During the Reporting Period, the use of interest rate swaps added to returns, while the use of swaptions had a neutral impact on performance. The Fund also used credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point change in its spread over the London Interbank Offered Rate (“LIBOR”)). The use of credit default swaps had a positive impact on performance during the Reporting Period. The Fund utilized forward foreign currency exchange contracts to hedge currency exposure, which had a positive impact during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, there were no notable changes in the Fund’s weightings.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Relative to the Index, the Fund was overweight at the end of the Reporting Period in pipeline companies and health care. It was underweight compared to the Index in media and autos. In addition, the Fund remained overweight emerging markets sovereign debt and underweight emerging markets corporate debt at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight corporate credit overall, with an overweight position in investment grade corporate bonds. We believe robust revenue growth will likely be supportive of fundamentals in the investment grade corporate bond market, as it should provide companies with additional financial flexibility. In our view, strong earnings growth is likely to persist for the fourth quarter of 2018, based on the 21% year over year consensus-estimated 2018 revenue growth for companies listed in the S&P 500® Index, which we consider a proxy for the investment grade corporate bond market. Combined with corporate tax reform, we think the projected revenue growth will lead to an improvement in cash flow for many investment grade corporate bond issuers. That said, profit margins were under pressure at the end of the Reporting Period, as some consumer-facing companies found it difficult to increase prices to offset the rising cost of raw materials.

Risks to our outlook include geopolitics, central bank monetary policy, headline-driven volatility and elevated levels of corporate debt relative to history, though we believe many companies have the ability to reduce their debt if they

22

FUND RESULTS

so choose. Geopolitical risks include slowing economic growth in China, escalating trade tensions, a more severe than market expected fallout from the U.K.’s efforts to exit the European Union and increased geopolitical tensions overall. We believe these geopolitical risks could be negative for riskier asset classes and could lead to spread widening in the investment grade corporate bond market. We plan to monitor the November 2018 U.S. midterm elections, given that they could lead to a shift in political party control of Congress in addition to any changes in political sentiment about deregulation or other policies we deem to be “corporate friendly.” Regarding monetary policy, we remain aware of the potential impact of central banks’ withdrawal of accommodative measures given the link between the performance of riskier asset classes and higher interest rates and inflation expectations.

At the end of the Reporting Period, we maintained a positive view on pipeline companies, as management teams have acted to protect credit quality, in our opinion, by decreasing distributions, increasing asset sales and restraining capital spending. As a result, many have reduced their issuance needs. In our view, pipelines should benefit from stable or higher crude oil and natural gas volumes, given their role in linking supply basins to end demand, which we believe should translate into cash flow. The Fund was overweight in health care companies at the end of the Reporting Period, as we believe there continued to be select investment opportunities. We favored health care companies poised to reduce leverage following debt-funded acquisitions. In media, the Fund held an underweight position at the end of the Reporting Period because the industry’s changing business model has significant increased risk, in our opinion. In the past, media companies could count on affiliate fee inflation and increased bundle participation to drive steady increases in EBITDA (earnings before interest, tax, depreciation and amortization). More recently, audiences have shrunk, as customers abandon the traditional cable bundle. At the end of the Reporting Period, the Fund was also underweight autos, as we believe the industry faces cyclical and secular challenges. Monthly sales volumes have started to decline from their peak levels, and auto companies are exposed to cost inflation (e.g., steel following the U.S. Administration’s tariff actions), both of which could constrain profitability for the industry, in our opinion.

23

FUND BASICS

Investment Grade Credit Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Credit Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.23%	0.01%	3.28%	3.19%
Institutional	0.40	0.01	3.75	3.66
Investor	0.25	0.01	3.66	3.57
Separate Account Institutional	0.30	0.01	3.76	3.67
Class R6	0.31	0.01	3.76	3.66
April 20, 2018–September 30, 2018
Class P	1.10%	0.91%	3.76%	3.67%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.87%	2.18%	4.99%	3.80%	11/3/03
Institutional	-0.84	3.30	5.74	4.44	11/3/03
Investor	-1.04	3.21	N/A	3.70	7/29/11
Separate Account Institutional	-0.94	3.31	5.75	4.46	11/3/03
Class P	N/A	N/A	N/A	1.10	4/20/18
Class R6	-0.93	N/A	N/A	2.68	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Investor, Separate Account Institutional, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.72%	0.80%
Institutional	0.38	0.46
Investor	0.47	0.55
Separate Account Institutional	0.37	0.45
Class P	0.37	0.45
Class R6	0.37	0.45

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

25

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposits and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATION[7]
	Percentage of Net Assets
	as of 9/30/18	as of 3/31/18
Banks	20.3%	17.1%
Oil Field Services	8.4	7.2
Telecommunication Services	8.2	9.7
Pipelines	8.2	6.6
Healthcare Providers & Services	6.5	3.5
Electrical	6.0	6.5
Pharmaceuticals	4.8	3.6
Beverages	3.6	3.3
Insurance	3.1	3.5
Media	3.0	2.9
Other	26.9	32.6

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 0.0% as of 9/30/18 and 2.7% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

26

FUND RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated cumulative total returns, without sales charges, of -16.58%, -16.92%, -16.51%, -16.53% and -16.51%, respectively. These returns compare to the -12.06% cumulative total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -15.37% compared to the -11.00% cumulative total return of the Index.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	Local emerging markets debt was influenced most during the Reporting Period by softening global economic growth, central bank monetary policy action, a strengthening U.S. dollar and geopolitical events.

During the Reporting Period, local emerging markets debt, as represented by the Index, posted a return of -12.06%, with approximately -8.97% due to currency depreciation versus the U.S. dollar and -3.07% due to changes in local interest rates. On a total return basis, the worst performing countries in the Index (in U.S. dollar terms1) during the Reporting Period were Argentina (-57.35%), Turkey (-42.88%) and South Africa (-19.09%). The top performing countries were Mexico (-1.48%), Thailand (-3.57%) and Colombia (-4.38%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its active currency positioning through which the Fund takes positions in local currencies (accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). Issue selection among local emerging markets bonds was another primary detractor from relative performance. In addition, issue selection within emerging markets corporate debt/quasi-sovereign bonds and sovereign emerging markets debt hampered results. On the positive side, the Fund benefited from sector positioning within sovereign emerging markets debt. The Fund’s U.S. duration positioning strategy also contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	A long position in the Argentinian peso (accomplished through the use of forward foreign currency exchange contracts) was the largest detractor from the Fund’s relative performance during the Reporting Period. Argentinian assets were pressured overall by market concerns about its government’s ability to implement fiscal consolidation given the sharp depreciation of the Argentinian peso and the currency’s continued fragility. (Fiscal consolidation is a reduction in a country’s underlying fiscal deficit.) Softening investor sentiment about emerging markets assets further eroded market confidence in Argentina. As a result, the Fund’s overweight compared to the Index in Argentinian external bonds also detracted from relative returns as did its overweight positions in the quasi-sovereign bonds of Petroleos de Venezuela, Argentina’s state-owned oil and

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

27

FUND RESULTS

natural gas company and Banco Macro, Argentina’s second-largest domestically owned private bank. Elsewhere, the Fund was hurt by a long position in the South African rand (accomplished through the use of forward foreign currency exchange contracts). Other detractors included overweight positions in Indonesian and South African local interest rates.

Conversely, the Fund benefited from its underweight position relative to the Index in Chinese and Indian local interest rates. Within our currency selection, a short position in the Chinese yuan (accomplished through the use of forward foreign currency exchange contracts) contributed positively. In addition, the Fund was helped by a short position in the euro (accomplished through the use of forward foreign currency exchange contracts), which we used to fund some of the Fund’s long positions in various other currencies.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration positioning strategy contributed positively to performance. More specifically, the Fund benefited from its short duration position on the U.S. Treasury yield curve, as interest rates rose during the Reporting Period. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, credit default swaps, total return swaps, cross-currency swaps, non-deliverable currency forwards and structured notes. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular country and also to take advantage of relative value opportunities. Structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of futures and structured notes had a positive impact on performance. The use of forward foreign currency exchange contracts and interest rate swaps had a negative impact on results, while the use of credit default swaps detracted slightly. The other derivatives used in the Fund during the Reporting Period did not have a meaningful impact on the Fund’s performance overall.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

We reduced the Fund’s exposure to Mexico following that country’s July 2018 elections and amid the renegotiation of the North American Free Trade Agreement. Specifically, we moved the Fund from an overweight position relative to the Index in Mexican local interest rates to a small underweight position. At the same time, we decreased the size of the Fund’s short position in the Mexican peso. Also, during the Reporting Period, we shifted the Fund’s overweight in Brazilian local interest rates and its long position in the Brazilian real to modestly underweight and short positions, respectively. This change in positioning reflected our skepticism about the credibility of Brazil’s central bank as well as fiscal concerns ahead of its October 2018 general elections. Elsewhere, we reduced the Fund’s long position in the South African rand during the Reporting Period. The election in February 2018 of a new South African president was perceived as positive by the market because it raised prospects of a more stable political environment with increased commitment to fiscal discipline, in our view. However, we were concerned about potential political disruption that could challenge the South African president’s reform agenda. In addition, we shifted the Fund from an underweight compared to the Index to an overweight position in South Korean local interest rates. Although we anticipated monetary policy tightening by South Korea’s central bank by the end of 2018, we believed the market was pricing in

28

FUND RESULTS

excessively hawkish investor sentiment. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Furthermore, during the Reporting Period, we increased the Fund’s overweight position relative to the Index in Indonesian local interest rates, while also reducing its long position in the Indonesian rupiah, as we think the country’s growth-inflation dynamics did not warrant an immediate interest rate hike by its central bank. This view was predicated on Indonesia’s negative output gap and an inflation rate that remained at the lower end of its central bank’s target range.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight compared to the Index in South Korean, Indonesian and Hungarian local interest rates. It was underweight Polish, Czech Republic and Chilean local interest rates. Within currencies, the Fund held long positions in the Hungarian forint, Indonesian rupiah and Argentinian peso. It had short positions in the Chinese yuan, Taiwanese dollar and Brazilian real at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The performance of emerging markets assets was weak from the beginning of 2018 through the end of the Reporting Period, in stark contrast to the gains generated during the 2017 calendar year. This weakness came in waves. The first wave was driven by slower than market expected global economic growth during the first quarter of 2018, which fueled investor concerns about emerging markets countries that depend on foreign investment to finance current account deficits. This group included countries like Turkey, Argentina, Indonesia and India. Subsequent waves of weakness came in response to increased U.S.-China trade tensions, leading to the underperformance of smaller Asian economies that are part of China’s supply chain. Toward the end of the Reporting Period, fears of slower global economic growth reemerged, with Argentina and Turkey coming sharply into focus, and emerging markets assets broadly declined. In our view, the volatility was the result of country-specific selloffs, not an emerging markets crisis. Another factor, we believe, was the strength of the U.S. dollar. We think U.S. dollar strength reflected divergence in global economic growth, with the U.S. economy expanding at a faster pace than other countries’ economies. Indeed, the depreciation of emerging markets currencies versus the U.S. dollar during the Reporting Period was consistent with the performance of the euro and other developed markets currencies.

In the near term, we think patience may be required when assessing the value of potential investments and the possibility of an eventual rebound in emerging markets assets. Tighter funding conditions, increasing trade tensions and idiosyncratic issues related to some emerging markets countries is likely to persist during the fourth quarter of 2018, in our view. However, we believe the longer-term case for holding emerging markets assets — strong economic growth, good demographics, low levels of debt, overall balance sheet resilience and corporate earnings growth potential — remains intact. We think emerging markets assets continue to offer many attractive investment opportunities, particularly in an environment where U.S. and global economic growth remains expansionary. In addition, we believe emerging markets countries are in a much better position to manage a shock related to foreign capital outflows than during previous periods of stress. First, most emerging markets countries have built abundant foreign exchange reserves, which we believe can be used to help offset capital outflows. Second, these countries have improved fundamentals relative to prior episodes of stress. Third, by the end of the Reporting Period, emerging markets assets had already priced in a significant amount of risk.

At the end of the Reporting Period, the Fund maintained overweight positions relative to the Index in South Korea, Indonesia and Hungary. In our view, South Korea’s central bank will likely tighten monetary policy by the end of 2018. As for Indonesia, we think a near-term interest rate hike by the country’s central back is unlikely. Regarding Hungary, we place its central bank at the dovish end of the spectrum relative to other Central Eastern European central banks. Although we expect inflation to reach Hungary’s central bank’s target by mid-2019, we think large external imbalances could result in prolonged monetary policy accommodation.

29

FUND BASICS

Local Emerging Markets Debt Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	J.P. Morgan GBI-EMSM Global Diversified Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-16.58%	-12.06%	5.29%	5.09%
Class C	-16.92	-12.06	4.81	4.59
Institutional	-16.51	-12.06	5.87	5.69
Investor	-16.53	-12.06	5.80	5.58
Class R6	-16.51	-12.06	5.83	5.66
April 20, 2018–September 30, 2018
Class P	-15.37%	-11.00%	5.85%	5.67%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A	-15.35%	-4.21%	0.42%	-0.41%	2/15/08
Class C	-12.97	-4.12	0.11	-0.74	2/15/08
Institutional	-11.19	-3.08	1.18	0.32	2/15/08
Investor	-11.24	-3.15	N/A	-0.64	7/30/10
Class P	N/A	N/A	N/A	-15.37	4/20/18
Class R6	N/A	N/A	N/A	-9.92	11/30/17

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

30

FUND BASICS

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.21%	1.40%
Class C	1.96	2.15
Institutional	0.91	1.06
Investor	0.96	1.15
Class P	0.90	1.05
Class R6	0.90	1.05

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[6]
	Percentage of Net Assets
	as of 9/30/18	as of 3/31/18
Colombia	9.7%	8.6%
South Africa	8.7	10.5
Russia	7.2	7.7
Brazil	6.7	10.3
Thailand	6.5	4.4
United States	6.0	7.1
Turkey	4.7	5.0
United Kingdom	4.4	0.0
Malaysia	4.3	5.0
Chile	4.2	0.0
Other	21.8	30.8

[6]	The percentage shown for each country reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 11.0% as of 9/30/18 and 0.0% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

31

FUND RESULTS

Goldman Sachs Total Emerging Markets Income Fund

Investment Objective

The Fund seeks current income and as a secondary objective, the Fund seeks capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed and repositioned as the Goldman Sachs Total Emerging Markets Income Fund (the “Fund”). In addition, the Fund’s investment objective and principal investment strategy changed. Within its principal investment strategy, the Fund continues to invest in debt of issuers from emerging markets countries as well as emerging markets currencies and after the close of business on December 26, 2017, the Fund also invests in equity investments. Effective December 27, 2017, the Fund’s benchmark changed from the Dynamic Emerging Markets Debt Fund Composite Index to the Total Emerging Markets Income Fund Composite Index.

Below, the Goldman Sachs Global Fixed Income Investment Management Team and the Goldman Sachs Fundamental Equity Team discuss the Fund’s performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -11.22%, -11.53%, -11.14%, -11.19%, -11.40% and -11.14%, respectively. These returns compare to the -6.42% cumulative total return of the Fund’s benchmark, the Total Emerging Markets Income Fund Composite Index (“Total EM Composite”), which is composed 40% of the MSCI Emerging Markets Index (Net, USD, Unhedged), 20% of the J.P. Morgan Government Bond Index – Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged), 20% of the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) and 20% of the J.P. Morgan Corporate Emerging Markets Bond Index (“CEMBISM”) Broad Diversified Index (Gross, USD, Unhedged). The components of the Total EM Composite, the MSCI Emerging Markets Index, J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -8.97%, -12.06%, -1.32% and -0.49%, respectively, during the Reporting Period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of -9.71% compared to the -5.99% cumulative total return of the Total EM Composite. The components of the Total EM Composite, the MSCI Emerging Markets Index, J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -8.84%, -11.00%, -0.71% and -0.28%, respectively, during the same time period.

To compare, the Fund’s former benchmark, the Dynamic Emerging Markets Debt Composite Index (the “Dynamic EMD Composite”) generated a cumulative total return of -6.58% during the Reporting Period overall. The components of the Dynamic EMD Composite, the J.P. Morgan GBI-EMSM Global Diversified Index (50%), J.P. Morgan EMBISM Global Diversified Index (25%) and J.P. Morgan CEMBISM Broad Diversified Index (25%), generated cumulative total returns of -12.06%, -1.32% and -0.49%, respectively, during the same time period.

Q	What economic and market factors most influenced emerging markets debt and emerging markets equities during the Reporting Period?

A	During the Reporting Period, emerging markets debt and emerging markets equities overall were influenced most by softening global economic growth, central bank monetary policy action, a strengthening U.S. dollar and geopolitical events.

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FUND RESULTS

External emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, recorded a return of -1.32%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 32 basis points and closed the Reporting Period 335 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The worst performing emerging external debt markets in the J.P. Morgan EMBISM Global Diversified Index (in U.S. dollar terms1) were Zambia (-27.63%), Venezuela (-16.47%) and Argentina (-11.62%). The top performing countries were Mozambique (+4.52%), Angola (+3.80%) and Azerbaijan (+3.59%).

Local emerging markets debt, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, posted a return of -12.06%, with approximately -8.97% due to currency depreciation versus the U.S. dollar and -3.07% due to changes in local interest rates. On a total return basis, the worst performing countries in the J.P. Morgan GBI-EMSM Global Diversified Index (in U.S. dollar terms1) during the Reporting Period were Argentina (-57.35%), Turkey (-42.88%) and South Africa (-19.09%). The top performing countries were Mexico (-1.48%), Thailand (-3.57%) and Colombia (-4.38%).

Corporate emerging markets debt, as represented by the J.P. Morgan CEMBISM Broad Diversified Index, returned -0.49%. Corporate spreads (that is, the difference in yields between corporate emerging markets debt and U.S. Treasuries) widened by approximately 29 basis points and closed the Reporting Period 310 basis points wider than U.S. Treasuries. In terms of issuance, the emerging markets corporate bond sector saw approximately $171 billion of gross new issuance during the Reporting Period.[2] J.P. Morgan forecasts a 2.6% global emerging markets corporate default rate for the 2018 calendar year.

Emerging markets equities, as represented by the MSCI Emerging Markets Index, generated a return of -8.97%. Among sectors, the worst performers (in U.S. dollar terms1) were consumer discretionary (-16.69%), real estate (-16.14%) and health care (-11.83%). The top performing sectors were energy (+8.91%), materials (-1.71%) and telecommunication services (-8.18%). Among countries, the worst performers in the MSCI Emerging Markets Index (in U.S. dollar terms1) during the Reporting Period were Turkey (-41.12%), Pakistan (-24.62%) and Brazil (-21.92%). The top performing countries were Qatar (+16.81%), Colombia (+4.12%) and Mexico (+3.07%).

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its net assets to fixed income investments and of approximately 40% of its net assets to equity investments, though the Fund has the flexibility to opportunistically change the allocation based on the market environment, top-down macro views or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment. As market conditions change, the volatility and attractiveness of countries, regions, sectors, securities and strategies can change, representing opportunities to dynamically adjust the Fund’s investments within and across asset classes.

At the beginning of the Reporting Period, the Fund was invested approximately 52% in fixed income, approximately 47% in equities and approximately 1% in cash. At the end of the Reporting Period, the Fund was invested approximately 51% in fixed income, approximately 49% in equities and approximately 6% in cash. The sector breakout is inclusive of derivative exposure across all asset classes, but not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced.

Q	What key factors had the greatest impact on the performance of the Fund’s fixed income allocation during the Reporting Period?

A	Active currency management detracted from the performance of the fixed income allocation relative to its blended emerging markets debt benchmark (“blended EMD benchmark”), which is comprised equally of the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index. Issue selection of local emerging markets debt and sovereign emerging markets debt also hurt relative returns. Conversely, the Fund benefited from sector positioning within emerging markets corporate debt/quasi-sovereign bonds and sovereign emerging markets debt. The Fund’s U.S. duration positioning strategy also contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the performance of the Fund’s fixed income allocation?

A	During the Reporting Period, the Fund’s fixed income allocation was hurt most by a long position in the Argentinian peso (accomplished through the use of forward foreign currency exchange contracts). Argentinian assets

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

[2]	Source: J.P. Morgan.

33

FUND RESULTS

were pressured overall by market concerns about its government’s ability to implement fiscal consolidation given the sharp depreciation of the Argentinian peso and the currency’s continued fragility. (Fiscal consolidation is a reduction in a country’s underlying fiscal deficit.) Softening investor sentiment about emerging markets assets further eroded market confidence in Argentina. As a result, an overweight position relative to the blended EMD benchmark in Argentinian external bonds also hampered returns as did an overweight in the quasi-sovereign bonds of Argentina’s state-owned oil and natural gas company Petroleos de Venezuela. Elsewhere, a long position in the South African rand (accomplished through the use of forward foreign currency exchange contracts) diminished the Fund’s performance. Other detractors included overweight positions in South African, Indonesian and Russian local interest rates. In addition, an overweight position in Turkish external bonds dampened results.

On the positive side, a short position in the Chinese yuan added to performance. The Fund also benefited from its short position in the euro (accomplished through the use of forward foreign currency exchange contracts), through which we funded long positions in various other currencies. Additionally, an underweight relative to the blended EMD benchmark in Turkish and Indian local interest rates, as well as an overweight in Chinese local interest rates, contributed positively. An underweight in Lebanese external bonds added further to performance. Within our selection of emerging markets corporate bonds and quasi-sovereign bonds, the Fund’s exposure to United Arab Emirates’ state-owned oil company Abu Dhabi National Oil Company bolstered returns.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration positioning strategy added to performance. More specifically, the Fund’s short duration position on the U.S. Treasury yield curve contributed positively, as interest rates rose during the Reporting Period. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, stock selection had a negative impact on the performance of the Fund’s equity allocation during the Reporting Period. Sector and country positioning detracted more modestly from relative returns.

Q	Which countries and sectors within emerging markets equities most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its overweight positions relative to the MSCI Emerging Markets Index in China and Argentina. An underweight in Taiwan also detracted from relative results. Contributing positively were overweight positions in Peru and Poland, along with an underweight in Indonesia. Among sectors, underweight positions in energy and information technology dampened relative performance. The Fund was also hampered by an overweight in financials. Conversely, underweight positions in the real estate and utilities sectors added to relative returns during the Reporting Period.

Q	Which emerging markets stocks detracted significantly from performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from Fund performance relative to the MSCI Emerging Markets Index were Grupo Supervielle, Barclays Africa Group and Galaxy Entertainment Group (“Galaxy”).

The Fund’s top detractor was Grupo Supervielle, an Argentinian bank holding company, which declined as Argentina’s macroeconomic forecasts were revised downward. Additionally, Grupo Supervielle reported results in International Financial Reporting Standards (“IFRS”) 9 for the first time, leading to non-recurring adjustments in its income statement. (IFRS 9 is reporting standard that specifies how an entity should classify and measure financial assets, financial liabilities, and some contracts to buy or sell non-financial items.) As we reassessed our outlook for the stock, we found the market was continuing to forecast significant devaluation in the Argentinian peso, which would make Grupo Supervielle a less attractive investment, in our view. We eliminated the Fund’s position in the stock by the end of the Reporting Period.

Another notable detractor from Fund returns was Barclays Africa Group. The South African financial service provider was pressured by a challenging macro backdrop during the Reporting Period. While its costs were reasonably well controlled yet were not declining, a lack of revenue growth resulted in a negative jaws ratio. (A jaws ratio measures the extent by which gross income growth exceeds — or falls behind — operating expense growth.) Nevertheless, we believed resilient credit performance overall could help the company generate moderate, inflation-level single-digit earnings growth. The Fund continued to hold the stock at the end of the Reporting Period, as we believed a gradual improvement in the macro environment, which we expect by the end of 2018, could help its share price rebound.

34

FUND RESULTS

The Fund was also hampered during the Reporting Period by an investment in Hong Kong-based Galaxy, which owns and operates hotels, resorts and gaming facilities in Macau. The company’s Macau VIP (“Very Important Person”) gambling revenues declined. The company’s shares were also hurt by investor concerns about a crackdown on UnionPay cards, wherein point of sale machines adjacent to casino floors were removed at the behest of Macau monetary regulators. UnionPay terminals are heavily used by premium mass market players to obtain cash in Macau. Although previous efforts by authorities to control the funding of gambling has had a minimal impact on Galaxy’s gross gaming revenue, these near-term challenges led us to exit the Fund’s position in the stock during the Reporting Period.

Q	Which emerging markets stocks contributed significantly to the Fund’s performance during the Reporting Period?

A	The largest positive contributors to the Fund’s performance versus the MSCI Emerging Markets Index were AIA Group (“AIA”), PJSC Lukoil Oil Company (“Lukoil”) and Anhui Conch Cement (“Anhui Conch”).

The Fund benefited most during the Reporting Period from its position in AIA, the largest pan-Asian life insurance group. AIA has demonstrated superior execution capabilities, in our view, and we expect its China exposure to grow strongly given that the insurer has already successfully captured high-margin regular premium business. At the end of the Reporting Period, we remained constructive about AIA’s ability to tap life insurance demand growth in Asia, which we believe is still under-penetrated, because of the company’s strong brand franchise. We liked AIA’s well diversified geographical exposure and strengthening fundamentals. In addition, AIA’s businesses in Hong Kong and Singapore/Thailand were showing signs of sustained recoveries, reinforcing our outlook for positive earnings and value creation in the medium term.

An investment in Lukoil, Russia’s second-largest oil company, also added to the Fund’s performance during the Reporting Period. The company’s vertically integrated structure gives it diverse exposure to all key areas of the energy sector, in our opinion. Lukoil can extract crude oil and natural gas, which it can then sell directly to market. The company was helped by the increase in crude oil prices, as well as energy prices broadly, during the Reporting Period. Lukoil also benefited from its focus on new production projects that are more levered to oil price movements. Additionally, Russia’s tax regime for oil companies was favorable.

Another positive contributor to Fund returns was Anhui Conch, the largest cement producer in China. Its shares advanced during April 2018 amid a strong pickup in demand and low industry inventory, which led to higher cement prices and shipments. The company also reported robust second calendar quarter earnings growth of 122% year over year, as its profitability reached a multi-year high driven by supply discipline and a government-forced production cut that resulted in tight market conditions.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund established a position in Lukoil, mentioned previously. The company has announced a 10-year plan to focus on shareholder returns through dividends and buybacks, while bringing down operating expenses and keeping capital expenditures at modest levels. Its company management has created targets based on an environment of $50 per barrel crude oil prices, which we consider conservative and which we believe should help Lukoil to meet its targets even in the face of oil price volatility. In addition, Lukoil has the highest EBITDA (earnings before interest, tax, depreciation and amortization) per barrel among its Russian peers and has the potential, we believe, to overtake more of its developed markets peers. The company’s financial leverage is also low, in our view.

The Fund initiated an investment in Kweichow Moutai, China’s largest hard-liquor maker, which is positioned at the premium end of the market. As result of its brand equity and because of supply scarcity, Kweichow Moutai has higher profit margins than its peers. It is also the only hard-liquor brand that has been able to uphold its ex-factory price, while others were forced to cut theirs, amid a downturn in the liquor sector. (An ex-factory price is one wherein the seller makes goods available to the buyer at the seller’s factory, and the buyer is responsible for paying for them to be transported to where they are needed.)

Another Fund purchase was South Korean electronic component maker Samsung Electro-Mechanics. In our view, the multilayer ceramic capacitor (“MLCC”) industry is experiencing a once-in-17 years upward cycle in pricing and demand. Samsung Electro-Mechanics’ dual camera module business is also maintaining its momentum, in our view, as more handset makers prefer to have dual lenses on the back of their phones. We expect the upcycle in MLCC and the increased number of dual camera modules, along with the adoption of radio frequency printed circuit boards, to endure for some time, as demand appears broad based with suppliers well consolidated. MLCC market conditions are likely to be favorable in the near term, in our opinion, which could drive future earnings growth for Samsung Electro-Mechanics.

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FUND RESULTS

Among notable sales during the Reporting Period were Galaxy and Grupo Supervielle, discussed previously. In addition, we eliminated the Fund’s position in Russian food retailer X5 Retail Group (“X5”), because of a difficult competitive environment. Many of the company’s peers continue to add new space, especially in regions outside of large cities, as they seek to gain market share. This has had a negative impact on sales densities and profit margins broadly. X5, in particular, has seen a shift in comparable store sale trends at its chain of convenience stores. A trade law, introduced in 2017, has also hurt the company’s profit margins and working capital structure, in our view. Finally, we were concerned about a lack of clarity regarding management compensation and about short- and long-term performance targets.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Within the fixed income allocation, we reduced the Fund’s exposure to Mexico following that country’s July 2018 elections and amid the renegotiation of the North American Free Trade Agreement. Specifically, we moved the Fund from an overweight position relative to the blended EMD benchmark in Mexican local interest rates to a small underweight position. At the same time, we decreased the size of the Fund’s short position in the Mexican peso. Also, during the Reporting Period, we shifted the Fund’s overweight in Brazilian local interest rates and its long position in the Brazilian real to modestly underweight and short positions, respectively. This change in positioning reflected our skepticism about the credibility of Brazil’s central bank as well as fiscal concerns ahead of its October 2018 general elections. Elsewhere, we reduced the size of Fund’s long position to the South African rand during the Reporting Period. The election in February 2018 of a new South African president was perceived as positive by the market because it raised prospects of a more stable political environment with increased commitment to fiscal discipline, in our view. However, we were concerned about potential political disruption that could challenge the South African president’s reform agenda. In addition, we shifted the Fund from an underweight compared to the blended EMD benchmark to an overweight position in South Korean local interest rates. Although we anticipated monetary policy tightening by South Korea’s central bank by the end of 2018, we believed the market was pricing in an excessively hawkish investor sentiment. (Hawkish tends to suggest higher interest rates.) Furthermore, during the Reporting Period, we increased the Fund’s overweight position relative to the Index in Indonesian local interest rates, while also reducing its long position in the Indonesian rupiah, as we think the country’s growth-inflation dynamics did not warrant an immediate interest rate hike by its central bank. This view was predicated on Indonesia’s negative output gap and an inflation rate that remained at the lower end of its central bank’s target range.

Within the equity allocation, we eliminated the Fund’s exposure to Argentina by exiting its positions in Grupo Supervielle and cement maker Loma Negra Compania Industrial Argentina. Despite Argentina’s better than market expected bailout package from the International Monetary Fund, we were concerned about the potential for continued depreciation in the Argentinian peso. In terms of sectors, we increased the Fund’s exposure to energy. Specifically, we initiated a Fund position in Lukoil, previously mentioned, and China Petroleum & Chemical Corporation (also known as Sinopec).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Derivatives were not used as part of the active management strategy within the Fund’s equity allocation.

Within its fixed income allocation, the Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, cross currency swaps, credit default swaps, total return swaps, structured notes and non-deliverable currency forwards. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies. Total return swaps and structured notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Non-deliverable currency forwards were used to gain exposure to a particular

36

FUND RESULTS

country and also to take advantage of relative value opportunities. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of futures overall detracted from the Fund’s performance. The other derivatives used in the Fund during the Reporting Period did not have a meaningful impact on the Fund’s performance overall.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The performance of emerging markets assets was weak from the beginning of 2018 through the end of the Reporting Period, in stark contrast to the gains generated during the 2017 calendar year. This weakness came in waves. The first wave was driven by slower than market expected global economic growth during the first quarter of 2018, which fueled investor concerns about emerging markets countries that depend on foreign investment to finance current account deficits. This group included countries like Turkey, Argentina, Indonesia and India. Subsequent waves of weakness came in response to increased U.S.-China trade tensions, leading to the underperformance of smaller Asian economies that are part of China’s supply chain. Toward the end of the Reporting Period, fears of slower global economic growth reemerged, with Argentina and Turkey coming sharply into focus, and emerging markets assets broadly declined. In our view, the volatility was the result of country-specific selloffs, not an emerging markets crisis. Another factor, we believe, was the strength of the U.S. dollar. We think U.S. dollar strength reflected divergence in global economic growth, with the U.S. economy expanding at a faster pace than other countries’ economies. Indeed, the depreciation of emerging markets currencies versus the U.S. dollar during the Reporting Period was consistent with the performance of the euro and other developed markets currencies.

In the near term, we think patience may be required when assessing the value of potential investments and the possibility of an eventual rebound in emerging markets assets. Tighter funding conditions, increasing trade tensions and idiosyncratic issues related to some emerging markets countries is likely to persist during the fourth quarter of 2018, in our view. However, we believe the longer-term case for holding emerging markets assets — strong economic growth, good demographics, low levels of debt, overall balance sheet resilience and corporate earnings growth potential — remains intact. We think emerging markets assets continue to offer many attractive investment opportunities, particularly in an environment where U.S. and global economic growth remains expansionary. In addition, we believe emerging markets countries are in a much better position to manage a shock related to foreign capital outflows than during previous periods of stress. First, most emerging markets countries have built abundant foreign exchange reserves, which we believe can be used to help offset capital outflows. Second, these countries have improved fundamentals relative to prior episodes of stress. Third, by the end of the Reporting Period, emerging markets assets had already priced in a significant amount of risk.

Change of Fiscal Year

The Board of Trustees of the Goldman Sachs Trust approved a change to the Goldman Sachs Total Emerging Markets Income Fund’s fiscal year. Effective October 1, 2018, the Fund’s fiscal year end changed from March 31 to October 31.

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FUND BASICS

Total Emerging Markets Income Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Total Emerging Markets Income Fund Composite Index[2]	Dynamic Emerging Markets Debt Fund Composite Index[3]	MSCI Emerging Markets Index[4]	J.P. Morgan GBI-EMSM Global Diversified Index[5]	J.P. Morgan EMBISM Global Diversified Index[6]	J.P. Morgan CEMBISM Broad Diversified Index[7]	30-Day Standardized Subsidized Yield[8]	30-Day Standardized Unsubsidized Yield[8]
Class A	-11.22%	-6.42%	-6.58%	-8.97%	-12.06%	-1.32%	-0.49%	2.47%	-0.84%
Class C	-11.53	-6.42	-6.58	-8.97	-12.06	-1.32	-0.49	1.85	-1.60
Institutional	-11.14	-6.42	-6.58	-8.97	-12.06	-1.32	-0.49	2.93	-0.55
Investor	-11.19	-6.42	-6.58	-8.97	-12.06	-1.32	-0.49	2.84	-0.63
Class R	-11.40	-6.42	-6.58	-8.97	-12.06	-1.32	-0.49	2.34	-1.12
Class R6	-11.14	-6.42	-6.58	-8.97	-12.06	-1.32	-0.49	3.09	-0.54
April 20, 2018–September 30, 2018
Class P	-9.71%	-5.99%	-10.06%	-8.84%	-11.00%	-0.71%	-0.28%	2.85%	-0.53%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Total Emerging Markets Income Fund Composite Index is a composite of the MSCI Emerging Markets Index (40%), J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (20%). It is not possible to invest in an index.

[3]	The Dynamic Emerging Markets Debt Fund Composite Index is comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of September 30, 2018 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

[5]	The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[7]	The J.P. Morgan CEMBISM Broad Diversified Index (Gross, USD, Unhedged) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

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FUND BASICS

[8]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STANDARDIZED TOTAL RETURNS[9]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-12.27%	-0.63%	-1.42%	5/31/13
Class C	-9.73	-0.37	-1.23	5/31/13
Institutional	-7.86	0.69	-0.19	5/31/13
Investor	-7.94	0.57	-0.30	5/31/13
Class P	N/A	N/A	-9.71	4/20/18
Class R	-8.44	0.11	-0.76	5/31/13
Class R6	N/A	N/A	-7.45	11/30/17

[9]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[10]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	3.96%
Class C	2.06	4.71
Institutional	0.97	3.62
Investor	1.06	3.71
Class P	0.96	3.61
Class R	1.56	4.21
Class R6	0.96	3.61

[10]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[11]
	Percentage of Net Assets
	as of 9/30/18	as of 3/31/18
China	10.0%	8.3%
South Korea	5.9	5.5
Peru	4.6	3.3
Hong Kong	3.5	2.6
Brazil	2.3	2.9
South Africa	1.9	2.4
Russia	1.6	1.1
Mexico	1.6	1.1
Dominican Republic	1.2	0.9
Indonesia	0.7	0.5
Other	5.5	7.3

[11]	The percentage shown for each country reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 58.70% as of 9/30/18 and 61.70% as of 3/31/18. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

40

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Investor, Separate Account Institutional and R6 Shares generated cumulative total returns, without sales charges, of -0.11%, 0.16%, 0.12%, 0.07% and 0.17%, respectively. These returns compare to the 0.16% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

For the period since their inception on April 20, 2018 through September 30, 2018, the Fund’s Class P Shares generated a cumulative total return of 0.55% compared to the 0.78% cumulative total return of the Index.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A	For the Reporting Period overall, agency mortgage-backed securities recorded slightly positive returns and outpaced duration-equivalent U.S. Treasury securities. The Federal Reserve’s (“Fed”) reduction of its balance sheet, through which it is gradually decreasing its holdings of agency mortgage-backed securities and U.S. Treasury securities, was a headwind for the asset class during the Reporting Period.

In the second calendar quarter, when the Reporting Period began, agency mortgage-backed securities modestly outperformed duration-equivalent U.S. Treasury securities. Spreads on agency mortgage-backed securities (yield differentials to equivalent-duration U.S. Treasury securities) tightened during April 2018, as worries about trade protectionism subsided. Spreads then widened amidst broad “risk-off” market sentiment, or reduced risk appetite, prompted by concerns about political uncertainty in Italy and protectionist U.S. trade policies. In the third quarter of 2018, agency mortgage-backed securities outperformed duration-equivalent U.S. Treasury securities. Spreads tightened during July and September 2018 in response to strong corporate earnings and healthy U.S. economic growth momentum.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from our cross-sector strategy, through which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Our duration and yield curve positioning strategies also contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Conversely, individual issue selection detracted from the Fund’s relative performance during the Reporting Period.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

Within our cross-sector strategy, the Fund was helped by its overweight positions in asset backed securities (“ABS”), specifically Federal Family Education Loan Program (“FFELP”) student loan ABS, and collateralized loan obligations (“CLOs”), as their spreads tightened due to their strong credit protection and improving fundamentals. Additionally, as shorter-term interest rates rose more than longer-term interest rates during the Reporting Period, the Fund benefited from its holdings of shorter duration assets, such as auto ABS. This more than offset the Fund’s allocation to longer duration assets, such as its AAA-rated commercial mortgage-backed securities (“CMBS”), which detracted during the Reporting Period. For the same reason, the Fund’s allocation to floating rate ABS contributed positively, while its investments in fixed rate ABS dampened

41

FUND RESULTS

returns. Finally, an underweight position compared to the Index in agency mortgage-backed securities detracted from the Fund’s relative performance. We had expected the sector to underperform during the Reporting Period because of rising interest rates, muted demand from banks and the Fed, and a heavy supply schedule.

From an individual issue selection perspective, the Fund’s investments in CLOs diminished its performance during the Reporting Period, although this was modestly offset by our selection among Ginnie Mae (Government National Mortgage Association or “GNMA”) mortgage-backed securities, which proved beneficial. GNMA mortgage-backed securities outperformed conventional agency mortgage-backed securities after Congress passed legislation requiring additional provisions to refinance home loans backed by the U.S. Department of Veterans Affairs (“VA”) and after action by GNMA to exclude VA mortgage servicers with the fastest prepayment speeds. Also adding to the Fund’s results during the Reporting Period was its overweight in 30-year agency mortgage-backed securities versus 15-year agency mortgage-backed securities.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning strategy, wherein the Fund held a short duration position on the U.S. Treasury yield curve, added to performance, as the Fed continued to raise short-term interest rates on the back of strengthening economic data. (The duration positioning strategy is implemented via bonds as well as interest rate swaps and/or futures.) Our yield curve positioning strategy also contributed positively, as the Fund was positioned for a flatter yield curve, and the U.S. yield curve flattened during the Reporting Period. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used U.S. Treasury and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the terms structure of interest rates, which is the relationship between the yield to the maturity and the time to maturity for pure discount bonds.) The Fund used mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions. It used interest only and inverse interest-only securities to manage the Fund’s exposure to agency mortgage-backed securities. The Fund utilized swaptions to hedge volatility and yield curve risks in the Fund and/or to express tactical views on rate markets. The use of these derivatives and similar instruments overall had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We took advantage of rising interest rates to scale back the Fund’s short duration position on the U.S. Treasury yield curve. However, the Fund still maintained a short duration position at the end of the Reporting Period given the continued strength of the U.S. economy and our view that the market was underpricing the pace of Fed rate hikes during 2019. There were no other notable changes in the Fund’s weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in agency pass-through mortgage securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) The Fund was underweight CMBS and overweight CLOs. In addition, the Fund was overweight ABS. More specifically, it held positions in FFELP student loan ABS, which are not represented in the Index. We maintained the Fund’s overweight in higher-coupon mortgage-backed securities and its underweight in lower-coupon mortgage-backed securities at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we expected interest rates to continue rising, though we believed longer-term rates were likely to be contained by strong investor demand, especially from pension plans. Accordingly, we plan to maintain the Fund’s exposure to longer duration U.S. Treasuries. We also plan to maintain the Fund’s underweight in agency

42

FUND RESULTS

mortgage-backed securities; we expect their spreads to widen as the Fed continues reducing its holdings of agency mortgage-backed securities and because of reduced demand from banks. Within agency mortgage-backed securities, we expect to maintain the Fund’s underweight in lower-coupon issues, where we consider performance challenged by a large amount of supply, and its overweight in higher-coupon issues. In the securitized sector, the Fund is overweight high-quality floating rate securities, especially senior CLOs and FFELP ABS. At the end of the Reporting Period, the Fund was also overweight residential mortgage-backed securities because we see strength in the U.S. housing market and due to negative net supply.

43

FUND BASICS

U.S. Mortgages Fund

as of September 30, 2018

PERFORMANCE REVIEW
April 1, 2018– September 30, 2018	Fund Total Return (based on NAV)[1]	Bloomberg Barclays U.S. Securitized Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.11%	0.16%	2.26%	2.20%
Institutional	0.16	0.16	2.68	2.62
Investor	0.12	0.16	2.59	2.53
Separate Account Institutional	0.07	0.16	2.69	2.63
Class R6	0.17	0.16	2.69	2.63
April 20, 2018–September 30, 2018
Class P	0.55%	0.78%	2.69%	2.63%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

44

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.23%	0.91%	3.15%	3.07%	11/3/03
Institutional	-1.08	2.04	3.92	3.72	11/3/03
Investor	-1.17	1.95	N/A	2.30	7/29/11
Separate Account Institutional	-1.18	2.02	3.90	3.73	11/3/03
Class P	N/A	N/A	N/A	0.55	4/20/18
Class R6	-1.16	N/A	N/A	0.95	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual return figures shown. Because Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	0.87%
Institutional	0.46	0.53
Investor	0.55	0.62
Separate Account Institutional	0.45	0.52
Class P	0.45	0.52
Class R6	0.45	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

45

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent commercial papers. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

46

INDEX DEFINITIONS

Index Definitions

CDX is an index based on a basket of North American single-name high yield credit default swaps.

S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 62.8%
Angola(a) – 1.0%
	Republic of Angola (NR/B3)
	$20,730,000	8.250%		05/09/28	$21,377,812
	460,000	9.375		05/08/48	485,300

					21,863,112

Argentina – 7.2%
	Bonos de la Nacion Argentina con Ajuste por CER (NR/NR)
ARS	57,565,971	3.750		02/08/19	1,378,190
	13,000,000	4.000		03/06/20	369,817
	Bonos De La Nacion Argentina En Moneda Dua (NR/NR)
	$2,125,000	4.500		06/21/19	2,095,250
	Province of Santa Fe (NR/B2)
	2,670,000	7.000	(a)	03/23/23	2,362,950
	1,850,000	7.000		03/23/23	1,637,250
	Provincia de Buenos Aires (B+/B2)(b)
	EUR 179,999	4.000		05/01/20	198,957
	Provincia de Cordoba (B+/B2)
	$2,090,000	7.450		09/01/24	1,797,400
	Provincia de la Rioja (B+/NR)(a)
	5,880,000	9.750		02/24/25	4,895,100
	Republic of Argentina (NR/NR)
	6,401,290	0.000	(c)	07/26/19	6,161,442
ARS	288,290,000	42.819	(d)	06/21/20	8,270,396
	50,805,000	37.717	(d)	04/03/22	1,170,109
	(Argentina Deposit Rates + 2.000%)
	Republic of Argentina (NR/B2)
	4,055,761	2.500		07/22/21	86,874
	32,930,000	36.245	(d)	05/31/22	703,506
	(Argentina Deposit Rates + 3.830%)
	87,700,000	38.694	(d)	03/29/24	1,847,853
	(Argentina Deposit Rates + 3.250%)
	Republic of Argentina (B+/NR)
	15,600,000	35.563	(d)	03/11/19	380,693
	(Argentina Deposit Rates + 2.500%)
	18,350,000	35.765	(d)	03/01/20	449,310
	(Argentina Deposit Rates + 3.250%)
EUR	13,417,011	7.820		12/31/33	14,721,047
	$5,005,276	8.280		12/31/33	4,447,187
	Republic of Argentina (B+/B2)
	EUR13,360,000	3.375		01/15/23	13,223,668
	$12,400,000	7.500		04/22/26	11,067,000
	EUR 4,410,000	5.000		01/15/27	4,096,186
	$18,240,000	6.875		01/26/27	15,504,000
	12,430,000	5.875		01/11/28	9,850,775
	EUR 13,560,000	5.250		01/15/28	12,526,432
	2,931,101	7.820		12/31/33	3,250,014
	$112,163	8.280		12/31/33	101,367
	20,500,000	7.125		07/06/36	16,348,750
EUR	2,710,000	2.260	(b)	12/31/38	1,848,538
	$22,240,000	2.500	(b)	12/31/38	13,066,000
EUR	2,050,000	6.250		11/09/47	1,788,090
	$9,630,000	6.875		01/11/48	7,378,988

					163,023,139

Sovereign Debt Obligations – (continued)
Azerbaijan – 0.1%
	Republic of Azerbaijan (NR/Ba2)
	$3,160,000	3.500%		09/01/32	$2,697,850

Bahrain – 0.1%
	Kingdom of Bahrain (B+/NR)
	560,000	7.000		10/12/28	557,200
	1,047,000	6.750		09/20/29	1,014,543

					1,571,743

Belize(a)(b) – 0.1%
	Republic of Belize (B-/B3)
	2,446,500	4.938		02/20/34	1,425,086

Bermuda(a)(e) – 0.1%
	Bermuda Government Bond (A+/A2)
	3,210,000	3.717		01/25/27	3,057,525

Brazil – 0.1%
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
BRL	2,900,000	10.000		01/01/27	658,168
	7,718,647	6.000		08/15/40	1,935,449

					2,593,617

Bulgaria – 0.3%
	Republic of Bulgaria (BBB-/Baa2)
EUR	5,426,000	3.125		03/26/35	6,740,850

Chile – 0.5%
	Republic of Chile (A+/NR)
	$5,620,000	3.860		06/21/47	5,346,025
	Republic of Chile (A+/A1)(e)
	5,770,000	3.240		02/06/28	5,510,350

					10,856,375

Colombia(e) – 0.5%
	Republic of Colombia (BBB-/Baa2)
	$9,380,000	2.625		03/15/23	8,939,140
	3,340,000	4.500		01/28/26	3,403,460

					12,342,600

Costa Rica – 0.6%
	Republic of Costa Rica (BB-/Ba2)
	390,000	9.995		08/01/20	419,576
	2,190,000	5.625		04/30/43	1,697,250
	2,750,000	5.625	(a)	04/30/43	2,131,250
	9,280,000	7.158	(a)	03/12/45	8,259,200
	2,450,000	7.158		03/12/45	2,180,500

					14,687,776

Croatia – 0.1%
	Republic of Croatia (BB+/Ba2)
EUR	1,157,000	3.875		05/30/22	1,502,185
	$280,000	5.500		04/04/23	296,100

					1,798,285

Dominican Republic – 2.8%
	Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	456,241
	13,900,000	11.500		05/10/24	289,556

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Dominican Republic – (continued)
	Dominican Republic (NR/NR) (continued)
DOP	8,900,000	18.500	% (a)	02/04/28	$241,271
	134,200,000	11.375		07/06/29	2,744,204
	Dominican Republic (BB-/Ba3)
	$1,532,000	7.500		05/06/21	1,607,068
	1,250,000	6.600		01/28/24	1,321,250
	12,530,000	5.875		04/18/24	12,905,900
	1,500,000	8.625		04/20/27	1,706,250
	1,210,000	7.450	(a)	04/30/44	1,294,700
	4,376,000	7.450		04/30/44	4,682,320
	13,500,000	6.850	(a)	01/27/45	13,668,750
	6,599,000	6.850		01/27/45	6,681,487
	15,210,000	6.500	(a)	02/15/48	14,924,812

					62,523,809

Ecuador – 3.0%
	Republic of Ecuador (B-/NR)
	210,000	10.750		03/28/22	223,125
	15,464,000	7.950		06/20/24	14,729,460
	3,540,000	9.650		12/13/26	3,518,760
	12,740,000	9.650	(a)	12/13/26	12,663,560
	13,970,000	9.625	(a)	06/02/27	13,725,525
	24,360,000	8.875	(a)	10/23/27	23,142,000

					68,002,430

Egypt – 1.5%
	Republic of Egypt (NR/B3)
	790,000	8.500		01/31/47	790,000
	Republic of Egypt (B/B3)(a)
EUR	8,360,000	4.750		04/16/26	9,269,595
	10,810,000	5.625		04/16/30	11,750,832
	$12,010,000	7.903		02/21/48	11,409,500

					33,219,927

El Salvador – 0.4%
	Republic of El Salvador (CCC+/B3)
	1,550,000	7.375		12/01/19	1,577,427
	2,650,000	7.750	(f)	01/24/23	2,765,938
	10,000	5.875		01/30/25	9,350
	2,310,000	6.375		01/18/27	2,166,780
	800,000	8.625	(a)	02/28/29	844,800
	1,580,000	8.250		04/10/32	1,609,625

					8,973,920

Gabon – 0.5%
	Republic of Gabon (NR/NR)
	10,845,000	6.375		12/12/24	10,234,969

Ghana – 0.2%
	Republic of Ghana (NR/B1)
	1,970,000	10.750		10/14/30	2,437,875
	Republic of Ghana (B/B3)(a)
	1,210,000	8.627		06/16/49	1,210,000

					3,647,875

Guatemala – 2.0%
	Republic of Guatemala (BB-/Ba1)
	3,300,000	5.750	(a)	06/06/22	3,419,625

Sovereign Debt Obligations – (continued)
Guatemala – (continued)
	Republic of Guatemala (BB-/Ba1) (continued)
	5,740,000	5.750		06/06/22	5,948,075
	6,440,000	4.500	(a)	05/03/26	6,150,200
	7,730,000	4.500		05/03/26	7,382,150
	11,300,000	4.375	(a)	06/05/27	10,565,500
	750,000	4.375		06/05/27	701,250
	10,350,000	4.875		02/13/28	9,987,750

					44,154,550

Honduras – 0.8%
	Republic of Honduras (BB-/B1)
	8,410,000	8.750	(a)	12/16/20	9,198,437
	6,018,000	8.750		12/16/20	6,582,187
	1,310,000	7.500	(a)	03/15/24	1,409,888
	200,000	7.500		03/15/24	215,250

					17,405,762

Hungary – 1.1%
	Hungary Government Bond (BBB-/Baa3)
	21,770,000	6.250		01/29/20	22,641,889
	2,950,000	5.750		11/22/23	3,196,546

					25,838,435

Indonesia – 7.9%
	Perusahaan Penerbit SBSN (NR/Baa2)
	2,550,000	3.400	(a)	03/29/22	2,508,563
	3,190,000	4.350		09/10/24	3,190,000
	25,210,000	4.150	(a)	03/29/27	24,296,137
	310,000	4.150		03/29/27	298,763
	Perusahaan Penerbit SBSN (BBB-/Baa2)
	360,000	3.300		11/21/22	351,450
	6,720,000	4.325	(a)	05/28/25	6,661,200
	3,359,000	4.325		05/28/25	3,329,609
	1,130,000	4.550	(a)	03/29/26	1,122,938
	Perusahaan Penerbit SBSN Indonesia III (BBB-/Baa2)
	9,930,000	4.550		03/29/26	9,867,937
	35,440,000	4.400	(a)	03/01/28	34,642,600
	Republic of Indonesia (NR/Baa2)(a)
	4,330,000	4.350		01/08/27	4,281,288
	Republic of Indonesia (BBB-/Baa2)
	8,785,000	5.875		03/13/20	9,114,437
EUR	620,000	2.625	(a)	06/14/23	754,044
	$610,000	5.375		10/17/23	643,550
	24,054,000	5.875		01/15/24	25,827,982
	13,070,000	4.125		01/15/25	12,890,287
EUR	11,110,000	3.375		07/30/25	13,850,592
	$11,780,000	4.750	(a)	01/08/26	11,986,150
EUR	2,430,000	3.750	(a)	06/14/28	3,089,381
	6,360,000	3.750		06/14/28	8,085,788
	$1,340,000	4.625		04/15/43	1,267,975

					178,060,671

Ivory Coast – 0.6%
	Republic of Ivory Coast (NR/Ba3)
EUR	3,030,000	5.250		03/22/30	3,342,084
	Republic of Ivory Coast (NR/Ba3)
	$1,510,000	6.375		03/03/28	1,457,150
	2,250,000	6.125		06/15/33	2,053,125

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Ivory Coast – (continued)
	Republic of Ivory Coast (NR/Ba3) (continued)
EUR	2,370,000	6.625	% (a)	03/22/48	$2,569,390
	4,500,000	6.625		03/22/48	4,878,589

					14,300,338

Kenya – 1.0%
	Republic of Kenya (B+/NR)
	$720,000	6.875	(a)	06/24/24	719,100
	20,781,000	6.875		06/24/24	20,755,024
	750,000	7.250	(a)	02/28/28	730,312

					22,204,436

Kuwait – 0.2%
	Republic of Kuwait (AA/NR)
	1,540,000	3.500	(a)	03/20/27	1,512,665
	2,880,000	3.500		03/20/27	2,828,880

					4,341,545

Lebanon – 0.1%
	Republic of Lebanon (B-/NR)
	40,000	6.000		01/27/23	33,800
	2,690,000	6.600		11/27/26	2,098,200
	1,370,000	6.850		03/23/27	1,072,025
	160,000	6.650		11/03/28	121,200
	80,000	6.650		02/26/30	59,688

					3,384,913

Macedonia – 1.4%
	Republic of Macedonia (BB-/NR)
EUR	216,000	3.975		07/24/21	266,461
	5,640,000	5.625	(a)	07/26/23	7,448,687
	5,220,000	5.625		07/26/23	6,886,597
	10,480,000	2.750	(a)	01/18/25	12,015,711
	4,130,000	2.750		01/18/25	4,735,199

					31,352,655

Mexico – 0.3%
	United Mexican States (BBB+/A3)
	$2,118,000	4.750		03/08/44	2,019,513
	5,100,000	4.600		02/10/48	4,783,800

					6,803,313

Nigeria – 2.5%
	Republic of Nigeria (B/NR)
	493,000	6.750		01/28/21	512,104
	4,770,000	6.375		07/12/23	4,817,700
	Republic of Nigeria (B/B2)
	2,560,000	5.625		06/27/22	2,560,000
	8,510,000	6.500	(a)	11/28/27	8,180,238
	7,970,000	7.143	(a)	02/23/30	7,770,750
	2,260,000	7.875	(a)	02/16/32	2,308,025
	12,490,000	7.875		02/16/32	12,755,412
	13,190,000	7.696	(a)	02/23/38	12,876,737
	1,650,000	7.696		02/23/38	1,610,813
	4,060,000	7.625	(a)	11/28/47	3,882,375

					57,274,154

Sovereign Debt Obligations – (continued)
Oman(a) – 1.2%
	Oman Government International Bond (NR/Baa3)
	28,540,000	6.750		01/17/48	27,755,150

Pakistan(a) – 0.8%
	Islamic Republic of Pakistan (B/B3)
	19,300,000	6.875		12/05/27	18,310,875

Panama – 0.2%
	Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	953,695
	Republic of Panama (BBB/Baa2)(e)
	3,780,000	4.500		04/16/50	3,732,750

					4,686,445

Papua New Guinea(a) – 0.2%
	Papua New Guinea Government International Bond (B/B2)
	3,790,000	8.375		10/04/28	3,837,375

Paraguay – 1.9%
	Republic of Paraguay (BB/NR)
	4,900,000	5.600	(a)	03/13/48	4,863,250
	2,080,000	5.600		03/13/48	2,064,400
	Republic of Paraguay (BB/Ba1)
	12,098,000	4.625		01/25/23	12,249,225
	3,930,000	5.000	(a)	04/15/26	3,988,950
	2,655,000	5.000		04/15/26	2,694,825
	11,550,000	4.700	(a)	03/27/27	11,506,687
	5,650,000	6.100		08/11/44	5,925,438

					43,292,775

Philippines – 0.1%
	Republic of Philippines (BBB/Baa2)
	3,270,000	3.000		02/01/28	3,051,894

Qatar(a) – 0.9%
	Qatar Government Bond (AA-/Aa3)
	3,860,000	3.875		04/23/23	3,888,950
	4,200,000	4.500		04/23/28	4,320,750
	11,490,000	5.103		04/23/48	11,920,875

					20,130,575

Romania – 1.5%
	Republic of Romania (BBB-/Baa3)
	4,090,000	6.750		02/07/22	4,463,212
	1,850,000	4.375		08/22/23	1,870,813
EUR	4,370,000	2.375	(a)	04/19/27	5,111,844
	2,280,000	3.875		10/29/35	2,683,594
	9,740,000	3.875	(a)	10/29/35	11,464,125
	3,940,000	3.375	(a)	02/08/38	4,305,785
	$3,080,000	5.125	(a)	06/15/48	3,033,800

					32,933,173

Russia – 1.1%
	Russian Federation Bond (NR/NR)
	20,600,000	4.750		05/27/26	20,579,400
	800,000	5.250		06/23/47	768,000
	Russian Federation Bond (BBB-/Ba1)
	800,000	4.500	(a)	04/04/22	810,000
	200,000	4.875		09/16/23	206,400

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Russia – (continued)
	Russian Federation Bond (BBB-/Ba1) (continued)
	$2,000,000	4.875	% (a)	09/16/23	$2,064,000

					24,427,800

Senegal(a) – 0.3%
	Republic of Senegal (B+/Ba3)
EUR	5,680,000	4.750		03/13/28	6,363,950

South Africa – 3.1%
	Republic of South Africa (NR/Baa3)
	$7,960,000	4.850		09/27/27	7,482,400
	21,100,000	5.650		09/27/47	19,148,250
	Republic of South Africa (BB/Baa3)
	730,000	4.665		01/17/24	712,662
	25,435,000	5.875		09/16/25	25,848,319
	Republic of South Africa (BB+/Baa3)
ZAR	80,030,000	7.000		02/28/31	4,638,990
ZAR	124,552,000	8.250		03/31/32	7,906,955
	40,875,000	6.250		03/31/36	2,057,733
	9,680,000	9.000		01/31/40	629,454
	16,040,000	6.500		02/28/41	789,790

					69,214,553

Sri Lanka – 4.0%
	Republic of Sri Lanka (NR/B1)(a)
	$15,250,000	6.750		04/18/28	14,849,687
	Republic of Sri Lanka (B+/B1)
	1,180,000	6.000	(a)	01/14/19	1,181,475
	360,000	6.000		01/14/19	360,450
	1,222,000	6.250	(a)	10/04/20	1,228,110
	1,260,000	6.250		10/04/20	1,266,300
	7,814,000	6.250		07/27/21	7,853,070
	7,300,000	5.750	(a)	01/18/22	7,181,375
	19,380,000	5.750	(a)	04/18/23	18,895,500
	12,000,000	6.125		06/03/25	11,490,000
	7,600,000	6.850	(a)	11/03/25	7,562,000
	14,070,000	6.850		11/03/25	13,999,650
	4,620,000	6.825		07/18/26	4,562,250

					90,429,867

Suriname – 0.5%
	Republic of Suriname (B/B2)
	6,370,000	9.250	(a)	10/26/26	6,242,600
	4,876,000	9.250		10/26/26	4,778,480

					11,021,080

Tunisia – 0.0%
	Banque Centrale de Tunisie International Bond (NR/B2)
EUR	610,000	5.625		02/17/24	692,305

Turkey – 5.4%
	Republic of Turkey (NR/Ba3)
	$2,990,000	3.250		03/23/23	2,593,825
	21,863,000	5.750		03/22/24	20,578,549
	EUR 8,370,000	3.250		06/14/25	8,855,521
	$4,146,000	4.250		04/14/26	3,456,727
	1,940,000	4.875		10/09/26	1,656,275
	5,520,000	6.000		03/25/27	5,023,200
	15,730,000	6.125		10/24/28	14,176,662

Sovereign Debt Obligations – (continued)
Turkey – (continued)
	Republic of Turkey (NR/Ba3) (continued)
	2,557,000	4.875		04/16/43	1,863,414
	28,030,000	5.750		05/11/47	21,793,325
	6,700,000	7.000		06/05/20	6,758,625
	18,866,000	6.250		09/26/22	18,465,097
	10,539,000	7.375		02/05/25	10,631,216
	3,100,000	6.875		03/17/36	2,824,875
	450,000	6.750		05/30/40	401,625
	2,690,000	6.000		01/14/41	2,209,163

					121,288,099

Ukraine – 2.1%
	Ukraine Government Bond (B-/Caa2)
	1,440,000	7.750		09/01/21	1,449,360
	2,260,000	7.750		09/01/22	2,247,570
	7,910,000	7.750		09/01/23	7,759,710
	15,500,000	7.750		09/01/24	14,996,250
	11,860,000	7.750		09/01/25	11,267,000
	4,750,000	7.750		09/01/26	4,459,063
	4,910,000	7.750		09/01/27	4,560,162

					46,739,115

United Arab Emirates – 1.1%
	Abu Dhabi Government International Bond (AA/NR)
	9,110,000	3.125		05/03/26	8,745,600
	13,520,000	3.125	(a)	10/11/27	12,793,300
	4,110,000	4.125	(a)	10/11/47	3,925,050

					25,463,950

Uruguay – 0.2%
	Republic of Uruguay (NR/Baa2)
	5,010,000	4.975		04/20/55	5,010,000

Venezuela(g) – 0.1%
	Republic of Venezuela (D/C)
	410,000	6.000		12/09/20	107,625
	9,275,600	8.250		10/13/24	2,434,845

					2,542,470

Vietnam – 0.2%
	Debt and Asset Trading Corp. (NR/NR)(e)(h)
	340,000	1.000		10/10/25	232,636
	Socialist Republic of Vietnam (BB-/Ba3)(a)
	4,540,000	6.750		01/29/20	4,704,575

					4,937,211

Zambia – 0.9%
	Republic of Zambia (B-/NR)
	10,854,000	5.375		09/20/22	7,543,530
	7,090,000	8.500		04/14/24	5,033,900
	10,200,000	8.970		07/30/27	7,216,500

					19,793,930

	TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,503,991,762)				$1,416,304,252

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – 26.8%
Argentina(e) – 0.1%
	Cablevision SA (NR/B1)
	$1,600,000	6.500	% (a)	06/15/21	$1,576,000
	1,210,000	6.500		06/15/21	1,191,850

					2,767,850

Brazil – 0.8%
	Banco do Brasil SA (CCC+/NR)(d)(e) (10 Year CMT + 4.398%)
	6,550,000	6.250		10/29/49	4,994,375
	Banco do Brasil SA (CCC+/B2)(d)(e) (10 Year CMT + 6.362%)
	8,890,000	9.000		06/29/49	8,701,087
	Embraer Overseas Ltd. (BBB/Ba1)
	890,000	5.696		09/16/23	920,038
	Samarco Mineracao SA (NR/WR)(g)
	2,735,000	4.125		11/01/22	1,878,945
	780,000	5.750		10/24/23	553,800
	220,000	5.375		09/26/24	155,650

					17,203,895

British Virgin Islands – 0.4%
	Huarong Finance 2017 Co. Ltd. (NR/Baa1)(d)(e)
	3,780,000	4.500		01/24/99	3,628,800
	(5 Year CMT + 7.773%)
	3,530,000	4.000		11/07/99	3,294,373
	Huarong Finance II Co. Ltd.
	1,670,000	5.500		01/16/25	1,695,417
	1,000,000	5.000		11/19/25	985,062

					9,603,652

Burundi – 0.2%
	Eastern & Southern African Trade & Development Bank (NR/Baa3)
	3,990,000	5.375		03/14/22	3,972,245

Chile – 0.7%
	Embotelladora Andina SA (BBB/NR)(a)
	980,000	5.000		10/01/23	1,027,775
	Engie Energia Chile SA (BBB/NR)
	1,270,000	5.625	(a)	01/15/21	1,314,450
	430,000	5.625		01/15/21	445,050
	GNL Quintero SA (BBB/Baa2)
	2,760,000	4.634	(a)	07/31/29	2,719,980
	440,000	4.634		07/31/29	433,620
	Itau CorpBanca (BBB+/A3)
	4,071,000	3.875	(a)	09/22/19	4,081,177
	690,000	3.875		09/22/19	691,725
	Sociedad Quimica y Minera de Chile SA (BBB+/Baa1)
	793,000	3.625		04/03/23	775,158
	3,991,000	4.375	(a)(e)	01/28/25	3,956,498
	290,000	4.375	(e)	01/28/25	287,493

					15,732,926

China – 0.7%
	China Evergrande Group (NR/NR)(f)
HKD	2,000,000	4.250		02/14/23	228,952
	China Evergrande Group (NR/B2)(e)
	$2,930,000	8.250		03/23/22	2,897,037
	China Evergrande Group (B/B2)(e)
	2,730,000	8.750		06/28/25	2,460,413

Corporate Obligations – (continued)
China – (continued)
	Kaisa Group Holdings Ltd. (NR/NR)(e)
	5,250,000	8.500		06/30/22	4,328,415
	6,410,000	9.375		06/30/24	4,938,905

					14,853,722

Colombia(a) – 0.6%
	Banco de Bogota SA (NR/Ba2)
	13,770,000	6.250		05/12/26	14,283,621

Costa Rica – 0.2%
	Banco Nacional de Costa Rica (NR/Ba2)
	3,000,000	4.875	(a)	11/01/18	2,974,650
	380,000	4.875		11/01/18	376,789
	1,030,000	6.250	(a)	11/01/23	1,017,125

					4,368,564

Dominican Republic(a)(e) – 0.3%
	Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
	6,150,000	6.750		03/30/29	6,325,275

Ecuador(h) – 0.1%
	EP PetroEcuador via Noble Sovereign Funding I Ltd. (B-/NR)(d) (3M USD LIBOR + 5.630%)
	897,895	8.016		09/24/19	888,916
	Petroamazonas EP (NR/NR)(a)
	1,120,000	4.625		11/06/20	1,030,400

					1,919,316

France(a)(e) – 0.1%
	CMA CGM SA (B-/B3)
EUR	1,430,000	5.250		01/15/25	1,468,869

Guatemala(a)(e) – 0.1%
	Central American Bottling Corp. (BB/Ba2)
	$2,990,000	5.750		01/31/27	2,967,575

India – 0.9%
	Greenko Investment Co. (B+/NR)(e)
	4,260,000	4.875	(a)	08/16/23	3,888,741
	200,000	4.875		08/16/23	182,570
	Hindustan Petroleum Corp. Ltd. (NR/Baa2)
	4,600,000	4.000		07/12/27	4,189,473
	NTPC Ltd. (BBB-/NR)
EUR	2,000,000	2.750		02/01/27	2,303,118
	Reliance Industries Ltd. (BBB+/Baa2)
	$1,380,000	4.125		01/28/25	1,346,429
	7,640,000	3.667	(a)	11/30/27	7,013,236
	1,430,000	3.667		11/30/27	1,312,687

					20,236,254

Ireland – 0.7%
	Credit Bank of Moscow Via CBOM Finance PLC (NR/NR)(d)(e) (5 Year USD Swap + 5.416%)
	710,000	7.500		10/05/27	564,450
	Credit Bank of Moscow Via CBOM Finance PLC (NR/Caa2)(d)(e) (5 Year USD Swap + 6.942%)
	5,740,000	8.875		08/10/66	4,541,775
	Credit Bank of Moscow Via CBOM Finance PLC (BB-/Ba3)(a)
	3,010,000	5.550		02/14/23	2,750,388

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Ireland – (continued)
	Phosagro OAO Via Phosagro Bond Funding DAC (BBB-/Baa3)(a)
	$9,810,000	3.949%		04/24/23	$9,234,447

					17,091,060

Isle Of Man – 0.4%
	Gohl Capital Ltd. (NR/Baa1)
	8,510,000	4.250		01/24/27	8,111,606

Italy(e) – 0.9%
	Wind Tre SpA (BB-/B1)
EUR	7,200,000	2.625	(a)	01/20/23	7,878,721
	2,830,000	2.625		01/20/23	3,096,775
	$10,835,000	5.000	(a)	01/20/26	9,277,469

					20,252,965

Ivory Coast – 0.6%
	Agromercantil Senior Trust (BB-/NR)(a)
	3,420,000	6.250		04/10/19	3,454,525
	Brazil Minas SPE via State of Minas Gerais (BB-/NR)(a)(h)
	4,980,000	5.333		02/15/28	4,787,025
	Comunicaciones Celulares SA Via Comcel Trust (NR/Ba1)(e)
	810,000	6.875	(a)	02/06/24	828,225
	4,390,000	6.875		02/06/24	4,488,775
	Independencia International Ltd. (NR/NR)(a)(g)(i)
	1,277,436	12.000		12/30/16	—

					13,558,550

Jamaica(e) – 0.5%
	Digicel Group Ltd. (NR/Caa3)
	540,000	8.250		09/30/20	409,050
	Digicel Ltd. (NR/B3)
	3,860,000	6.000	(a)	04/15/21	3,570,500
	2,760,000	6.000		04/15/21	2,553,000
	4,300,000	6.750	(a)	03/01/23	3,579,750
	2,740,000	6.750		03/01/23	2,281,050

					12,393,350

Japan(e) – 0.4%
	SoftBank Group Corp. (B+/Ba3)(d) (5 Year USD ICE Swap + 4.226%)
	8,670,000	6.000		12/31/99	7,976,400
	SoftBank Group Corp. (BB+/Ba1)
EUR	1,175,000	3.125		09/19/25	1,302,653

					9,279,053

Luxembourg – 1.7%
	Altice Financing SA (B+/B1)(e)
	$1,160,000	6.625	(a)	02/15/23	1,168,700
	1,590,000	6.625		02/15/23	1,601,925
	1,700,000	7.500	(a)	05/15/26	1,640,500
	11,480,000	7.500		05/15/26	11,078,200
	Gazprom OAO Via Gaz Capital SA (BBB-/Baa3)
	6,400,000	9.250	(f)	04/23/19	6,559,360
	410,000	8.625	(f)	04/28/34	507,375
	5,560,000	7.288		08/16/37	6,213,300
	Sberbank of Russia Via SB Capital SA (NR/NR)(d)(e) (5 Year CMT + 4.023%)
	8,890,000	5.500		02/26/24	8,845,550

Corporate Obligations – (continued)
Luxembourg – (continued)
	Tupy Overseas SA (BB-/NR)(e)
	1,600,000	6.625	(a)	07/17/24	1,630,000
	219,000	6.625		07/17/24	223,106

					39,468,016

Mauritius – 0.5%
	MTN Mauritius Investment Ltd. (BB+/Ba1)
	1,120,000	5.373		02/13/22	1,083,600
	633,000	6.500		10/13/26	620,340
	2,040,000	6.500	(a)	10/13/26	1,999,200
	Neerg Energy Ltd. (NR/Ba3)(e)
	3,440,000	6.000	(a)	02/13/22	3,315,300
	3,650,000	6.000		02/13/22	3,517,688

					10,536,128

Mexico – 3.2%
	America Movil SAB de CV (A-/A3)
MXN	19,010,000	6.000		06/09/19	995,049
	Banco Mercantil del Norte SA (BB/Ba2)(a)(d)(e) (10 Year CMT + 5.353%)
	$3,040,000	7.625		12/31/99	3,066,600
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/NR)(a)(d)(e) (5 Year CMT + 2.995%)
	4,110,000	5.950		10/01/28	4,171,650
	BBVA Bancomer SA (BB+/NR)(a)(d)(e) (5 Year CMT + 2.650%)
	3,930,000	5.125		01/18/33	3,573,942
	Corporacion Geo SA (NR/NR)(i)
	277,766	8.000		04/13/21	—
	Gruma SAB de CV (BBB/NR)(a)(e)
	2,220,000	4.875		12/01/24	2,264,400
	Petroleos Mexicanos (BBB+/Baa3)
	8,549,000	6.375		02/04/21	8,946,528
	35,000	4.875		01/24/22	35,315
	2,610,000	5.375		03/13/22	2,675,250
EUR	15,380,000	5.125		03/15/23	19,754,258
	$7,549,000	6.875		08/04/26	7,944,568
EUR	2,650,000	4.875		02/21/28	3,226,777
	$610,000	6.375		01/23/45	562,877
	7,887,000	6.750		09/21/47	7,492,650
	1,922,000	6.350	(a)	02/12/48	1,755,094
	Unifin Financiera SAB de CV SOFOM ENR (BB/NR)(a)(e)
	6,720,000	7.375		02/12/26	6,367,200

					72,832,158

Netherlands – 3.0%
	Embraer Netherlands Finance BV (BBB/NR)
	330,000	5.400		02/01/27	336,369
	Embraer Netherlands Finance BV (BBB/Ba1)
	654,000	5.050		06/15/25	655,831
	Greenko Dutch BV (NR/Ba2)(a)(e)
	1,670,000	4.875		07/24/22	1,591,159
	6,560,000	5.250		07/24/24	6,114,674
	Lukoil International Finance BV (BBB/NR)
	1,590,000	4.750		11/02/26	1,570,125
	Lukoil International Finance BV (BBB/Baa3)
	1,650,000	6.125		11/09/20	1,711,875
	1,450,000	4.563		04/24/23	1,433,731

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Netherlands – (continued)
	Metinvest BV (B-/NR)(a)(e)
	$6,400,000	7.750%		04/23/23	$6,128,000
	Minejesa Capital BV (NR/Baa3)
	5,970,000	4.625		08/10/30	5,470,013
	360,000	5.625		08/10/37	328,824
	Petrobras Global Finance BV (BB-/Ba2)
	4,683,000	6.125		01/17/22	4,820,446
	Syngenta Finance NV (BBB-/Ba2)(e)
EUR	2,200,000	1.250		09/10/27	2,232,774
	$28,840,000	5.182	(a)	04/24/28	27,591,713
	8,480,000	5.676	(a)	04/24/48	7,622,029
	Teva Pharmaceutical Finance Netherlands III BV (BB/Ba2)
	494,000	1.700		07/19/19	485,967

					68,093,530

Pakistan(a) – 0.4%
	The Third Pakistan International Sukuk Co. Ltd. (B/B3)
	8,610,000	5.625		12/05/22	8,254,838

Panama(a) – 0.0%
	Autoridad del Canal de Panama (A-/A2)
	380,000	4.950		07/29/35	392,046

Paraguay – 0.4%
	Banco Regional SAECA (BB/Ba1)
	4,670,000	8.125	(a)	01/24/19	4,678,172
	905,000	8.125		01/24/19	906,584
	Telefonica Celular del Paraguay SA (NR/Ba2)(e)
	2,700,000	6.750		12/13/22	2,770,875

					8,355,631

Peru – 0.5%
	ABY Transmision Sur SA (BBB/NR)(a)
	5,114,076	6.875		04/30/43	5,523,202
	Corp. Lindley SA (BBB/NR)
	1,630,000	6.750	(a)	11/23/21	1,734,198
	3,560,000	6.750		11/23/21	3,787,573
	120,000	4.625	(a)	04/12/23	121,353

					11,166,326

Saudi Arabia(a) – 0.7%
	KSA Sukuk Ltd. (NR/A1)
	15,660,000	4.303		01/19/29	15,691,320

Singapore – 0.3%
	ABJA Investment Co. Pte Ltd. (BB-/NR)
	510,000	5.950		07/31/24	511,912
	4,256,000	5.450		01/24/28	3,846,360
	Medco Platinum Road Pte Ltd. (B/B2)(e)
	1,320,000	6.750	(a)	01/30/25	1,252,482
	310,000	6.750		01/30/25	292,563

					5,903,317

South Africa – 1.0%
	Eskom Holdings SOC Ltd. (CCC+/B2)(c)
ZAR	19,050,000	0.000		12/31/18	1,302,829
	Eskom Holdings SOC Ltd. (CCC+/B3)
	$1,930,000	5.750		01/26/21	1,874,513
	6,640,000	6.750		08/06/23	6,382,700

Corporate Obligations – (continued)
South Africa – (continued)
	Eskom Holdings SOC Ltd. (CCC+/B3) (continued)
	7,660,000	7.125		02/11/25	7,414,880
	ZAR Sovereign Capital Fund Pty Ltd. (BB/Baa3)
	5,440,000	3.903		06/24/20	5,426,400

					22,401,322

Turkey – 1.3%
	Hazine Mustesarligi Varlik Kiralama AS (NR/Ba3)
	18,880,000	5.004	(a)	04/06/23	17,676,400
	10,280,000	5.004		04/06/23	9,624,650
	TC Ziraat Bankasi AS (NR/B1)
	1,000,000	5.125		05/03/22	872,500
	2,370,000	5.125	(a)	09/29/23	2,023,387

					30,196,937

United Arab Emirates – 1.6%
	Aabar Investments PJSC
EUR	100,000	1.000		03/27/22	97,803
	Abu Dhabi Crude Oil Pipeline LLC (AA/NR)(a)
	$650,000	3.650		11/02/29	617,500
	23,260,000	4.600		11/02/47	22,678,500
	Dolphin Energy Ltd. LLC (NR/A2)
	114,800	5.888		06/15/19	116,235
	3,580,000	5.500		12/15/21	3,763,475
	DP World Ltd. (NR/Baa1)(a)
	4,890,000	5.625		09/25/48	4,831,320
	Ruwais Power Co. PJSC (A-/A3)(a)
	3,700,000	6.000		08/31/36	4,083,875

					36,188,708

United States – 1.2%
	Brazil Loan Trust 1 (BB-/NR)(a)(h)
	7,198,775	5.477		07/24/23	7,234,769
	CEMEX Finance LLC (BB/NR)(e)
EUR	3,950,000	4.625		06/15/24	4,867,051
	SASOL Financing USA LLC (BBB-/Baa3)(e)
	$14,250,000	5.875		03/27/24	14,506,500
	The Bank of New York Mellon SA (NR/NR)(i)
	520,000	9.625		05/03/21	—

					26,608,320

Venezuela(g) – 2.3%
	Petroleos de Venezuela SA (NR/NR)
	145,930,000	6.000		10/28/22	24,443,275
	Petroleos de Venezuela SA (D/NR)
	84,190,000	6.000		05/16/24	18,311,325
	20,167,934	6.000		11/15/26	4,436,945
	19,170,000	5.375		04/12/27	4,150,305
	2,180,000	5.500		04/12/37	468,700

					51,810,550

	TOTAL CORPORATE OBLIGATIONS (Cost $666,202,193)				$604,289,495

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Structured Notes(a)(c) – 0.5%
United States – 0.5%
Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)
$54,300,000	0.000%		10/11/18	$2,966,121
94,000,000	0.000		11/01/18	5,093,916
77,000,000	0.000		11/29/18	4,102,847

TOTAL STRUCTURED NOTES (Cost $12,495,115)				$12,162,884

Municipal Debt Obligations(g) – 0.6%
Puerto Rico – 0.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B (NR/Ca)(e)
$325,000	6.050%		08/01/37	$266,500
155,000	6.050		08/01/39	127,100
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C (NR/Ca)(e)
1,435,000	6.000		08/01/31	1,176,700
345,000	6.000		08/01/32	282,900
1,075,000	6.000		08/01/38	881,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A (NR/Ca)(e)
125,000	6.130		08/01/28	102,500
65,000	6.130		08/01/29	53,300
420,000	6.130		08/01/30	344,400
415,000	6.130		08/01/37	340,300
730,000	6.130		08/01/38	598,600
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C (NR/Ca)(e)
50,000	5.750		08/01/57	42,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (NR/Ca)
135,000	5.000		08/01/21	113,400
855,000	5.000	(e)	08/01/40	718,200
725,000	5.250	(e)	08/01/40	609,000
290,000	5.000	(e)	08/01/46	243,600
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D (NR/Ca)(e)
130,000	4.850		08/01/36	105,300
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (NR/Ca)(e)
3,885,000	5.500		08/01/22	1,903,650
4,210,000	5.250		08/01/27	2,062,900
1,430,000	6.750		08/01/32	700,700
1,085,000	5.750		08/01/37	531,650
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (NR/Ca)(e)
40,000	4.500		08/01/21	19,400
280,000	5.500		08/01/37	137,200
110,000	5.375		08/01/39	53,900
20,000	5.500		08/01/42	9,800

Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (NR/Ca)(e)
70,000	5.000		08/01/35	34,300
25,000	5.375		08/01/36	12,250
25,000	5.375		08/01/38	12,250
1,620,000	5.500		08/01/40	793,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (NR/Ca)(e)
315,000	5.000		08/01/43	154,350

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $13,205,667)				$12,431,450

Shares	Distribution Rate			Value
Investment Company(j) – 5.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
123,103,809	2.060%			$123,103,809
(Cost $123,103,809)

TOTAL INVESTMENTS – 96.2%
(Cost $2,318,998,546)				$2,168,291,890

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%				86,241,803

NET ASSETS – 100.0%				$2,254,533,693

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $830,312,376, which represents approximately 36.8% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2018.
(g)	Security is currently in default and/or non-income producing.
(h)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $14,173,746, which represents approximately 0.6% of the Fund’s net assets as of September 30, 2018.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(j)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
ICE	—Inter Continental Exchange
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	ARS	8,775,527	USD	208,941	10/04/18	$2,399
	CLP	5,177,108,927	USD	7,529,665	10/10/18	342,726
	CLP	4,707,851,667	USD	7,047,893	10/22/18	113,183
	CNH	11,169,162	USD	1,616,821	12/19/18	825
	COP	53,125,510,350	USD	17,596,743	10/22/18	337,383
	CZK	87,183,103	USD	3,936,032	12/19/18	12,135
	EUR	3,243,295	CZK	83,467,817	12/19/18	11,587
	EUR	2,049,564	PLN	8,789,041	12/19/18	7,128
	HKD	103,320,417	USD	13,173,972	10/25/18	29,230
	HUF	8,183,042,542	EUR	24,920,948	12/19/18	448,231
	IDR	222,773,500,553	USD	14,876,361	10/29/18	6,784
	KRW	25,740,277,908	USD	22,931,927	10/17/18	272,645
	MXN	281,486,685	USD	14,606,462	12/19/18	247,991
	PLN	51,365,018	EUR	11,879,248	12/19/18	73,881
	PLN	14,614,862	USD	3,947,029	12/19/18	25,304
	RUB	1,409,081,105	USD	20,642,672	11/21/18	748,625
	SGD	5,159,650	USD	3,780,014	12/19/18	921
	TRY	63,508,108	USD	9,759,879	12/19/18	227,900
	TWD	952,028,579	USD	31,183,010	10/11/18	104,970
	TWD	114,971,213	USD	3,756,002	12/14/18	41,875
	USD	208,941	ARS	8,462,115	10/04/18	5,149
	USD	4,043,377	ARS	165,171,946	10/09/18	93,314
	USD	2,407,610	ARS	94,619,064	10/17/18	169,784
	USD	1,602,759	ARS	53,524,129	10/30/18	359,170
	USD	7,836,362	BRL	31,374,443	11/05/18	89,188
	USD	4,198,535	CLP	2,690,841,150	10/05/18	107,397
	USD	53,123,308	CNH	365,228,029	12/19/18	226,795
	USD	238,919,560	EUR	203,495,995	11/21/18	1,674,361
	USD	2,309,212	EUR	1,959,866	12/19/18	18,073
	USD	30,788,056	TWD	934,109,607	10/11/18	88,976
	USD	22,736,688	ZAR	308,407,262	10/24/18	999,162
	ZAR	108,727,577	USD	7,363,605	10/24/18	299,860
	ZAR	44,599,466	USD	3,017,548	12/19/18	102,718
TOTAL						$7,289,670

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	274,729,710	USD	8,539,537	10/17/18	$(2,041,933)
	ARS	90,485,785	USD	2,242,165	10/30/18	(139,802)
	BRL	31,374,443	USD	7,855,394	10/02/18	(87,973)
	CLP	1,852,500,300	USD	2,877,000	10/05/18	(60,470)
	CNH	25,877,832	USD	3,751,976	12/19/18	(4,052)
	EUR	9,658,548	HUF	3,134,928,514	12/19/18	(41,583)
	EUR	3,465,189	USD	4,050,961	11/21/18	(11,082)
	INR	571,223,648	USD	7,917,161	10/12/18	(58,833)
	USD	7,549,615	BRL	31,374,443	10/02/18	(217,806)
	USD	3,759,772	BRL	15,266,367	11/05/18	(9,895)
	USD	7,412,947	CLP	5,091,480,324	10/05/18	(328,108)
	USD	3,745,958	CLP	2,566,281,016	10/10/18	(156,368)
	USD	3,748,915	CLP	2,546,227,604	10/22/18	(124,132)
	USD	3,760,219	COP	11,359,510,473	10/22/18	(74,528)
	USD	13,186,185	HKD	103,320,417	10/25/18	(17,016)
	USD	7,964,508	INR	580,615,685	10/12/18	(23,028)
	USD	25,362,019	KRW	28,366,482,266	10/17/18	(210,048)
	USD	2,141,528	KRW	2,392,086,854	10/29/18	(15,317)
	USD	12,332,277	MXN	235,268,512	11/16/18	(144,024)
	USD	3,595,116	MXN	68,719,726	12/19/18	(31,322)
	USD	3,777,542	PLN	13,920,281	12/19/18	(6,003)
	USD	26,617,284	RUB	1,808,571,823	11/21/18	(838,692)
	USD	12,433,417	SGD	17,057,778	12/19/18	(66,335)
	USD	5,266,575	TRY	34,560,959	12/19/18	(168,751)
	USD	17,497,544	TWD	537,385,168	10/11/18	(163,370)
	USD	6,762,453	ZAR	100,983,866	12/19/18	(302,574)
TOTAL						$(5,343,045)

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	724	12/19/18	$111,699,625	$(2,867,911)
2 Year U.S. Treasury Notes	513	12/31/18	108,106,735	(303,509)
5 Year U.S. Treasury Notes	1,739	12/31/18	195,596,743	(672,571)
10 Year U.S. Treasury Notes	245	12/19/18	29,101,406	(265,797)
20 Year U.S. Treasury Bonds	847	12/19/18	119,003,500	(2,683,788)
Total				$(6,793,576)
Short position contracts:
Eurodollars	(178)	06/17/19	(43,169,450)	440,253
Eurodollars	(373)	12/16/19	(90,321,950)	132,859
Eurodollars	(813)	12/14/20	(196,817,137)	387,387
Ultra 10 Year U.S. Treasury Notes	(291)	12/19/18	(36,666,000)	572,437
Total				$1,532,936
TOTAL FUTURES CONTRACTS				$(5,260,640)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Received by the Fund	Payments Made by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*
6.930%	Mexico IB TIIE 28D(a)	BoA Securities LLC	03/03/26	MXN	14,640	$(51,008)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
7.900%(a)	1M BID Avg(b)	01/02/20	BRL	19,800		$10,672	$(56,873)	$67,545
8.050(b)	1M BID Avg	01/02/20		344,740		(606,256)	(1,696,014)	1,089,758
1M BID Avg(b)	8.800%	01/02/20		278,200		477,217	435,284	41,933
Mexico IB TIIE 28D(b)	7.600	06/17/20	MXN	130,400		(45,136)	(4,911)	(40,225)
3M JIBAR(c)	7.500	09/19/20	ZAR	288,350		4,826	20,144	(15,318)
0.250(a)	6M EURO(d)	12/19/21	EUR	31,600	(e)	(131,941)	(186,242)	54,301
1M BID Avg(b)	10.380	01/03/22	BRL	50		103	—	103
10.300(f)	1M BID Avg	01/03/22		50		(85)	(106)	21
2.450(a)	6M WIBOR(d)	12/20/22	PLN	69,000		(305,424)	(116,296)	(189,128)
2.550(a)	6M WIBOR(d)	03/21/23		280,680		(1,354,584)	191,271	(1,545,855)
0.750(a)	6M EURO(d)	12/19/23	EUR	47,300	(e)	(811,250)	(978,937)	167,687
1.000(a)	6M EURO(d)	12/19/25		38,330	(e)	(863,733)	(1,066,377)	202,644
1.250(a)	6M EURO(d)	12/19/28		34,540	(e)	(836,325)	(1,027,128)	190,803
1.500(a)	6M EURO(d)	12/19/38		14,050	(e)	12,794	(42,843)	55,637
1.750(a)	6M EURO(d)	12/19/48		1,520	(e)	(87,249)	(82,509)	(4,740)
TOTAL						$(4,536,371)	$(4,611,537)	$75,166

(a)	Payments made annually.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.
(f)	Payments made at the termination date.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.105%	Barclays Bank PLC	03/20/19	8,490	$(38,778)	$(13,218)	$(25,560)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Barclays Bank PLC	06/20/21	7,030	(136,552)	20,805	(157,357)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.314	Barclays Bank PLC	12/20/21	17,730	(381,762)	(20,284)	(361,478)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.386	Barclays Bank PLC	06/20/22	18,480	(407,391)	(128,888)	(278,503)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.440	Barclays Bank PLC	12/20/22	10,860	(244,885)	(188,972)	(55,913)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Barclays Bank PLC	03/20/19	4,140	(18,909)	(1,510)	(17,399)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.117	Barclays Bank PLC	09/20/19	3,350	(29,844)	(9,437)	(20,407)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	BoA Securities LLC	12/20/20	9,500	(164,209)	37,295	(201,504)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	BoA Securities LLC	06/20/21	12,670	(246,103)	75,165	(321,268)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	BoA Securities LLC	03/20/19	1,100	(5,024)	(194)	(4,830)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	BoA Securities LLC	06/20/19	2,680	(18,244)	(2,364)	(15,880)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	3.714	BoA Securities LLC	12/20/23	1,810	215,362	217,530	(2,168)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	Citibank NA	12/20/20	20,690	(357,627)	96,315	(453,942)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Citibank NA	06/20/21	79,770	(1,549,454)	284,301	(1,833,755)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.386	Citibank NA	06/20/22	9,400	(207,222)	(105,638)	(101,584)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Citibank NA	03/20/19	31,240	(142,688)	(13,476)	(129,212)
People’s Republic of China, 4.250%, 10/28/18	(1.000)	0.105	Citibank NA	06/20/19	21,330	(145,208)	(10,708)	(134,500)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	Deutsche Bank AG (London)	12/20/20	5,280	(91,265)	21,547	(112,812)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.275	Deutsche Bank AG (London)	06/20/21	28,030	(544,459)	59,283	(603,742)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.314	Deutsche Bank AG (London)	12/20/21	15,570	(335,252)	37,353	(372,605)
Republic of Turkey, 11.875%, 01/15/30	(1.000)	3.714	Deutsche Bank AG (London)	12/20/23	1,840	218,733	218,832	(99)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.220	JPMorgan Securities, Inc.	12/20/20	18,200	(314,588)	59,667	(374,255)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund(a)		Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased: (continued)
People’s Republic of China, 7.500%, 10/28/27	(1.000	) %	0.275%	JPMorgan Securities, Inc.	06/20/21	21,650	$(420,530)	$41,512	$(462,042)
People’s Republic of China, 7.500%, 10/28/27	(1.000)		0.314	JPMorgan Securities, Inc.	12/20/21	1,650	(35,528)	3,997	(39,525)
People’s Republic of China, 7.500%, 10/28/27	(1.000)		0.386	JPMorgan Securities, Inc.	06/20/22	14,680	(323,611)	(162,614)	(160,997)
People’s Republic of China, 7.500%, 10/28/27	(1.000)		0.440	JPMorgan Securities, Inc.	12/20/22	3,650	(82,305)	(70,596)	(11,709)
People’s Republic of China, 4.250%, 10/28/18	(1.000)		0.105	JPMorgan Securities, Inc.	03/20/19	10,100	(46,131)	(5,813)	(40,318)
People’s Republic of China, 4.250%, 10/28/18	(1.000)		0.105	JPMorgan Securities, Inc.	06/20/19	2,690	(18,313)	(2,199)	(16,114)
Republic of Turkey, 11.875%, 01/15/30	(1.000)		3.714	JPMorgan Securities, Inc.	12/20/23	1,850	220,121	224,507	(4,386)
Republic of Turkey, 11.875%, 01/15/30	(1.000)		3.714	MS & Co. Int. PLC	12/20/23	1,800	213,978	213,369	609
People’s Republic of China, 7.500%, 10/28/27	(1.000)		0.275	UBS AG (London)	06/20/21	18,520	(359,733)	46,498	(406,231)
TOTAL							$(5,797,421)	$922,065	$(6,719,486)
Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000		0.353	Barclays Bank PLC	12/20/19	5,720	46,809	(57,923)	104,732
Russian Federation, 7.500%, 03/31/30	1.000		1.346	Barclays Bank PLC	06/20/23	6,730	(98,584)	(111,316)	12,732
Republic of Colombia, 10.375%, 01/28/33	1.000		0.998	BoA Securities LLC	06/20/23	2,770	1,118	(15,185)	16,303
Republic of Chile, 3.875%, 08/05/20	1.000		0.169	Citibank NA	12/20/20	11,510	211,893	(69,764)	281,657
Republic of Colombia, 10.375%, 01/28/33	1.000		0.874	Citibank NA	12/20/22	3,940	20,752	—	20,752
Russian Federation, 7.500%, 03/31/30	1.000		1.346	Citibank NA	06/20/23	7,310	(107,081)	(155,669)	48,588
Eskom Holdings SOC Ltd., 5.750%, 01/26/21	1.000		4.157	JPMorgan Securities, Inc.	12/20/20	2,580	48,914	49,462	(548)
Republic of Colombia, 10.375%, 01/28/33	1.000		0.874	JPMorgan Securities, Inc.	12/20/22	3,600	18,961	1,404	17,557
Russian Federation, 7.500%, 03/31/30	1.000		1.346	JPMorgan Securities, Inc.	06/20/23	940	(13,770)	(18,019)	4,249
TOTAL							$129,012	$(377,010)	$506,022
TOTAL							$(5,668,409)	$545,055	$(6,213,464)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 30	(1.000)%	1.926%	12/20/23	$37,410	$1,575,135	$1,670,486	$(95,351)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CDX.EM Index 30	—CDX Emerging Markets Index 30
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Bank Loans(a) – 3.9%
Chemicals(b)(c) – 0.2%
Starfruit Finco B.V. (B+/B1)
$4,750,000	3.250%		09/20/25	$4,768,145

Consumer Cyclical Services – Business(b) – 0.7%
First Data Corp. (BB/Ba2) (1M LIBOR + 2.000%)
16,386,136	4.212		07/08/22	16,410,388

Food & Beverages(b)(d) – 0.3%
Shearer’s Foods, Inc. (CCC/Caa2) (1M LIBOR + 6.750%)
6,750,000	8.992		06/30/22	6,378,750

Health Care – Services(b) – 0.2%
Team Health Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
4,703,375	4.992		02/06/24	4,562,274

Media – Cable(b) – 0.1%
Numericable Group SA (B/B1) (1M LIBOR + 3.688%)
3,940,075	5.846		01/31/26	3,888,027

Noncaptive – Financial(b) – 0.1%
Avolon TLB Borrower 1 (US) LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
2,908,352	4.165		01/15/25	2,916,873

Services Cyclical – Business Services(b) – 0.4%
Asurion LLC (B+/Ba3)
(1M LIBOR + 3.000%)
7,171,458	5.242		11/03/23	7,223,021
(1M LIBOR + 3.000%)
1,571,063	5.242		11/03/24	1,581,133

				8,804,154

Software(b) – 0.3%
Infor (US), Inc. (B/B1) (3M LIBOR + 2.750%)
7,581,194	5.136		02/01/22	7,598,934

Technology – Software/Services – 1.6%
BMC Software Finance, Inc. (B/B2)(b)(c) (1M LIBOR + 3.250%)
6,425,000	5.492		09/01/25	6,485,202
Financial & Risk US Holdings, Inc. (B/B2)(c)
6,150,000	3.750		09/17/25	6,133,764
Microchip Technology, Inc. (BB+/Baa3)(b) (1M LIBOR + 2.000%)
5,192,700	4.250		05/29/25	5,193,791
SS&C Technologies Holdings Europe S.a.r.l. (BB/Ba3)(b) (1M LIBOR + 2.250%)
5,886,679	4.492		04/16/25	5,890,387
SS&C Technologies, Inc. (BB/Ba3)(b) (1M LIBOR + 2.250%)
15,165,352	4.492		04/16/25	15,174,906

				38,878,050

TOTAL BANK LOANS
(Cost $94,054,912)				$94,205,595

Corporate Obligations – 91.9%
Aerospace & Defense – 2.3%
Arconic, Inc. (BBB-/Ba2)
$2,000,000	6.150%		08/15/20	$2,075,000
2,000,000	5.400	(e)	04/15/21	2,057,500
4,050,000	6.750		01/15/28	4,186,687
6,200,000	5.950		02/01/37	6,157,375

Corporate Obligations – (continued)
Aerospace & Defense – (continued)
Bombardier, Inc. (B-/Caa1)(f)
2,000,000	7.750		03/15/20	2,092,500
11,700,000	8.750		12/01/21	12,870,000
2,800,000	6.000	(e)	10/15/22	2,807,000
1,100,000	6.125		01/15/23	1,101,375
15,000,000	7.500	(e)	03/15/25	15,468,750
TransDigm, Inc. (B-/B3)(e)
3,000,000	6.500		05/15/25	3,056,250
3,300,000	6.375		06/15/26	3,328,875

				55,201,312

Automotive – 1.7%
American Axle & Manufacturing, Inc. (B/B2)(e)(g)
13,350,000	6.250		04/01/25	13,266,563
CB Lear Corp. (NR/NR)(d)(h)
6,750,000	8.500		12/01/13	—
Cooper-Standard Automotive, Inc. (B+/B1)(e)(f)
6,500,000	5.625		11/15/26	6,353,750
Delphi Technologies PLC (BB/B1)(f)
12,100,000	5.000		10/01/25	11,386,729
General Motors Liquidation Co. (NR/NR)(d)(h)
2,000,000	7.700		04/15/16	—
7,125,000	7.125		07/15/13	—
1,000,000	8.800		03/01/49	—
14,500,000	8.375		07/15/49	—
IHO Verwaltungs GmbH (BB+/Ba1)(e)(f)(i) (PIK + 5.500%)
945,000	4.750		09/15/26	890,663
Navistar International Corp. (CCC+/Caa1)(e)(f)
10,000,000	6.625		11/01/25	10,400,000

				42,297,705

Banks – 1.7%
Bank of America Corp. (BBB-/Ba1)(b)(e) (3M USD LIBOR + 3.705%)
5,850,000	6.250		09/29/49	6,142,500
CIT Group, Inc. (BB/Ba2)
2,845,000	6.125		03/09/28	2,973,025
CIT Group, Inc. (BB+/Ba2)(e)
1,380,000	5.250		03/07/25	1,405,875
Citigroup, Inc. (BB+/Ba2)(b)(e) (3M USD LIBOR + 3.423%)
3,000,000	6.300		05/15/49	3,063,750
Credit Suisse Group AG (BB/NR)(b)(e)(f) (5 year USD Swap + 4.598%)
6,237,000	7.500		12/11/49	6,611,220
Deutsche Bank AG (BB+/Ba2)(b)(e) (5 year USD ICE Swap + 2.553%)
4,950,000	4.875		12/01/32	4,383,235
Intesa Sanpaolo SpA (BB+/Ba1)(f)
6,500,000	5.710		01/15/26	5,915,000
Royal Bank of Scotland Group PLC (B+/Ba2)(b)(e) (3M USD LIBOR + 2.320%)
2,200,000	4.706		12/31/49	2,068,000
UBS Group Funding Switzerland AG (BB+/NR)(b)(e) (5 year USD Swap + 4.866%)
5,750,000	7.000		02/19/49	6,087,410
Westpac Banking Corp. (BB+/Baa2)(b)(e) (5 year USD ICE Swap + 2.888%)
2,225,000	5.000		09/21/99	1,976,361

				40,626,376

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Biotechnology(e)(f)(i) – 0.3%
	Sotera Health Topco, Inc. (CCC+/Caa2) (PIK 8.875%, Cash 8.125%)
	$7,000,000	8.125%	11/01/21	$7,078,750

Building Materials(e)(f) – 1.3%
	American Woodmark Corp. (BB/Ba3)
	3,050,000	4.875	03/15/26	2,905,125
	BMC East LLC (BB-/B2)
	6,150,000	5.500	10/01/24	5,942,438
	Cemex SAB de CV (BB/NR)
	5,000,000	7.750	04/16/26	5,467,500
	Jeld-Wen, Inc. (BB-/B1)
	2,400,000	4.875	12/15/27	2,190,000
	Masonite International Corp. (BB+/Ba3)
	4,000,000	5.625	03/15/23	4,090,000
	2,950,000	5.750	09/15/26	2,950,000
	Standard Industries, Inc. (BBB-/Ba2)
	4,000,000	5.375	11/15/24	3,995,000
	4,800,000	5.000	02/15/27	4,518,000

				32,058,063

Capital Goods(d)(e) – 0.0%
	LyondellBasell Industries NV (NR/NR)
EUR	2,250,000	4.625	02/26/55	1,633

Chemicals – 3.1%
	Alpha 2 B.V. (CCC+/Caa1)(e)(f)(i) (PIK 9.500%)
	$4,100,000	8.750	06/01/23	4,171,750
	Alpha 3 B.V./Alpha US Bidco, Inc. (CCC+/Caa1)(e)(f)
	4,150,000	6.250	02/01/25	4,113,688
	CF Industries, Inc. (BB+/Ba3)
	5,250,000	5.375	03/15/44	4,869,375
	Ingevity Corp. (NR/Ba3)(e)(f)
	7,000,000	4.500	02/01/26	6,667,500
	Momentive Performance Materials, Inc. (NR/NR)(d)(e)(h)
	3,110,000	8.875	10/15/20	—
	Nell AF S.a.r.l. (NR/NR)(d)(h)
	10,625,000	8.375	12/30/49	6,641
	Olin Corp. (BB+/Ba1)(e)
	4,550,000	5.000	02/01/30	4,242,875
	PQ Corp. (B/Caa1)(e)(f)
	5,050,000	5.750	12/15/25	5,012,125
	PQ Corp. (BB-/B2)(e)(f)
	3,500,000	6.750	11/15/22	3,622,500
	SPCM SA (BB+/Ba2)(e)(f)
	4,950,000	4.875	09/15/25	4,721,062
	Starfruit Finco B.V./Starfruit US Holdco LLC (B-/Caa1)(e)(f)
	5,050,000	8.000	10/01/26	5,113,125
	Valvoline, Inc. (BB+/Ba3)(e)
	4,150,000	5.500	07/15/24	4,155,187
	3,900,000	4.375	08/15/25	3,651,375
	Versum Materials, Inc. (BB+/Ba3)(e)(f)
	10,000,000	5.500	09/30/24	10,212,500
	WR Grace & Co-Conn (BB-/Ba3)(f)
	2,400,000	5.125	10/01/21	2,457,000
	11,000,000	5.625	10/01/24	11,563,750

				74,580,453

Corporate Obligations – (continued)
Commercial Services(e) – 2.2%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (BB/B1)
	$850,000	5.500%	04/01/23	$843,625
	7,650,000	6.375 (f)	04/01/24	7,611,750
	Financial & Risk US Holdings, Inc. (B-/Caa2)(f)
	5,800,000	8.250	11/15/26	5,763,750
	Graham Holdings Co. (BB+/Ba1)(f)
	5,200,000	5.750	06/01/26	5,343,000
	Nielsen Finance LLC/Nielsen Finance Co. (BB/B1)(f)
	6,300,000	5.000	04/15/22	6,126,750
	Team Health Holdings, Inc. (CCC+/Caa2)(f)(g)
	5,200,000	6.375	02/01/25	4,563,000
	The Hertz Corp. (B-/B3)
	5,550,000	7.375	01/15/21	5,550,000
	The Hertz Corp. (BB-/B1)(f)
	3,650,000	7.625	06/01/22	3,604,375
	United Rentals North America, Inc. (BB/Ba3)
	8,250,000	4.625	10/15/25	8,002,500
	3,250,000	5.875	09/15/26	3,327,187
	2,750,000	4.875	01/15/28	2,585,000

				53,320,937

Computers(e) – 1.6%
	Banff Merger Sub, Inc. (CCC+/Caa2)(f)
	3,100,000	9.750	09/01/26	3,146,500
	Dell International LLC/EMC Corp. (BB/Ba2)(f)
	15,550,000	5.875	06/15/21	15,977,625
	5,000,000	7.125	06/15/24	5,350,000
	Dell International LLC/EMC Corp. (BBB-/Baa3)(f)
	4,900,000	6.020	06/15/26	5,237,278
	NCR Corp. (BB/B1)
	5,050,000	5.000	07/15/22	5,005,813
	Western Digital Corp. (BB+/Baa3)
	4,935,000	4.750	02/15/26	4,762,275

				39,479,491

Distribution & Wholesale(e) – 1.3%
	Core & Main LP (B-/Caa1)(f)
	18,000,000	6.125	08/15/25	17,235,000
	H&E Equipment Services, Inc. (BB-/B2)
	8,350,000	5.625	09/01/25	8,308,250
	Performance Food Group, Inc. (BB/B2)(f)
	5,500,000	5.500	06/01/24	5,445,000

				30,988,250

Diversified Financial Services – 3.6%
	Ally Financial, Inc. (BB+/NR)
	8,000,000	4.125	02/13/22	7,980,000
	Ally Financial, Inc. (BB+/Ba3)
	10,000,000	8.000	11/01/31	12,112,500
	Lions Gate Capital Holdings LLC (B-/B2)(e)(f)
	5,000,000	5.875	11/01/24	5,106,250
	Nationstar Mortgage Holdings, Inc. (B+/B2)(e)(f)
	8,750,000	8.125	07/15/23	9,154,688
	Navient Corp. (B+/Ba3)
	6,000,000	5.875	03/25/21	6,142,500
	2,850,000	6.625	07/26/21	2,971,125
	2,100,000	7.250	01/25/22	2,223,375

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Navient Corp. (B+/Ba3) – (continued)
$7,300,000	5.500%		01/25/23	$7,290,875
8,000,000	6.125		03/25/24	8,020,000
2,800,000	6.750		06/15/26	2,768,500
Quicken Loans, Inc. (BB/Ba1)(e)(f)
6,900,000	5.250		01/15/28	6,391,125
Springleaf Finance Corp. (B+/B1)
4,000,000	5.625		03/15/23	3,990,000
4,775,000	7.125		03/15/26	4,745,156
Travelport Corporate Finance PLC (B+/B1)(e)(f)
8,650,000	6.000		03/15/26	8,736,500

				87,632,594

Electrical(e) – 3.0%
Calpine Corp. (B/B2)
6,050,000	5.500		02/01/24	5,399,625
10,000,000	5.750		01/15/25	8,800,000
Calpine Corp. (BB/Ba2)(f)
9,350,000	5.250		06/01/26	8,648,750
DPL, Inc. (BBB-/Ba2)
5,800,000	7.250		10/15/21	6,271,250
NRG Energy, Inc. (BB/B1)
5,800,000	7.250		05/15/26	6,293,000
3,300,000	6.625		01/15/27	3,465,000
10,000,000	5.750	(f)	01/15/28	10,100,000
Talen Energy Supply LLC (B+/B2)
2,250,000	9.500	(f)	07/15/22	2,250,000
1,950,000	6.500		06/01/25	1,477,125
1,900,000	10.500	(f)	01/15/26	1,719,500
Vistra Energy Corp. (BB/Ba3)
8,000,000	7.375		11/01/22	8,310,000
3,900,000	7.625		11/01/24	4,197,375
Vistra Operations Co. LLC (BB/Ba3)(f)
4,550,000	5.500		09/01/26	4,601,187

				71,532,812

Electrical Components & Equipment(e) – 0.3%
WESCO Distribution, Inc. (BB/B1)
7,000,000	5.375		12/15/21	7,061,250

Energy – Exploration & Production(d)(h) – 0.0%
Berry Petroleum Co. LLC (NR/NR)
2,050,000	6.750		11/01/20	—
28,160,000	6.375		09/15/22	—

				—

Engineering & Construction(e) – 0.5%
AECOM (BB-/Ba3)
6,900,000	5.125		03/15/27	6,718,875
Pisces Midco, Inc. (CCC+/Caa1)(f)
6,000,000	8.000		04/15/26	6,045,000

				12,763,875

Entertainment(e) – 2.4%
AMC Entertainment Holdings, Inc. (B/B3)
4,700,000	5.750		06/15/25	4,488,500
5,650,000	5.875		11/15/26	5,395,750
Cinemark USA, Inc. (BB/B2)
5,850,000	4.875		06/01/23	5,754,937

Corporate Obligations – (continued)
Entertainment(e) – (continued)
Mohegan Gaming & Entertainment (CCC+/B3)(f)
10,450,000	7.875		10/15/24	10,293,250
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(f)(i) (PIK 10.625%, Cash 10.625%)
1,584,678	10.625		05/01/19	1,552,984
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (B/B2)(f)
4,639,000	6.125		08/15/21	4,627,403
Scientific Games International, Inc. (B-/Caa1)
18,700,000	10.000		12/01/22	19,798,625
Stars Group Holdings B.V./Stars Group US Co-Borrower LLC (B-/Caa1)(f)
6,000,000	7.000		07/15/26	6,195,000

				58,106,449

Environmental(e)(f) – 0.4%
Waste Pro USA, Inc. (B+/B3)
8,900,000	5.500		02/15/26	8,655,250
Wrangler Buyer Corp. (CCC+/Caa1)
2,150,000	6.000		10/01/25	2,072,063

				10,727,313

Food & Drug Retailing(e) – 1.6%
B&G Foods, Inc. (B+/B2)
8,175,000	5.250		04/01/25	7,786,688
Chobani LLC/Chobani Finance Corp., Inc. (CCC+/Caa2)(f)
10,300,000	7.500		04/15/25	9,334,375
Post Holdings, Inc. (B+/B3)(f)
5,000,000	5.000		08/15/26	4,718,750
11,250,000	5.750		03/01/27	11,010,937
5,700,000	5.625		01/15/28	5,486,250

				38,337,000

Food Service(e)(f) – 0.1%
Aramark Services, Inc. (BB/Ba3)
3,100,000	5.000		02/01/28	3,041,875

Gas(e) – 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
7,000,000	5.750		05/20/27	6,877,500

Healthcare Providers & Services – 6.0%
Acadia Healthcare Co., Inc. (B/B3)(e)
5,000,000	5.625		02/15/23	5,025,000
3,650,000	6.500		03/01/24	3,759,500
Centene Corp. (BB+/Ba1)(e)(f)
2,400,000	5.375		06/01/26	2,448,000
CHS/Community Health Systems, Inc. (B-/Caa1)(e)
13,300,000	5.125		08/01/21	12,917,625
Enterprise Merger Sub, Inc. (B-/Caa1)(e)(f)
5,600,000	8.750		10/15/26	5,600,000
HCA, Inc. (BB-/Ba2)
10,000,000	7.500		02/15/22	10,950,000
10,000,000	5.375		02/01/25	10,200,000
HCA, Inc. (BBB-/Ba1)
28,200,000	6.500		02/15/20	29,342,100
5,000,000	5.000		03/15/24	5,125,000
10,000,000	5.250		04/15/25	10,300,000

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Hologic, Inc. (BB-/Ba3)(e)(f)
$2,530,000	4.375%		10/15/25	$2,416,150
MPH Acquisition Holdings LLC (B-/Caa1)(e)(f)
8,500,000	7.125		06/01/24	8,818,750
Polaris Intermediate Corp. (B-/Caa2)(e)(f)(i) (PIK 9.250%, Cash 8.500%)
4,200,000	8.500		12/01/22	4,341,750
Tenet Healthcare Corp. (B-/Ba3)(e)
8,050,000	5.125		05/01/25	7,919,188
Tenet Healthcare Corp. (BB-/Ba3)(e)
6,500,000	4.625		07/15/24	6,321,250
Tenet Healthcare Corp. (CCC+/Caa1)
10,659,000	8.125		04/01/22	11,218,597
7,550,000	7.000	(e)	08/01/25	7,455,625

				144,158,535

Home Builders – 1.9%
Beazer Homes USA, Inc. (NR/B3)(e)
6,200,000	8.750		03/15/22	6,541,000
Beazer Homes USA, Inc. (B-/B3)(e)
509,000	7.250		02/01/23	503,910
5,450,000	5.875		10/15/27	4,618,875
Brookfield Residential Properties, Inc. (B+/B1)(e)(f)
3,000,000	6.125		07/01/22	3,014,100
5,000,000	6.375		05/15/25	4,887,500
Lennar Corp. (BB+/Ba1)
3,000,000	5.375		10/01/22	3,078,750
5,000,000	4.750	(e)	11/15/22	5,037,500
3,000,000	5.875	(e)	11/15/24	3,123,750
4,175,000	4.750	(e)	11/29/27	4,008,000
William Lyon Homes, Inc. (B+/B2)(e)
400,000	7.000		08/15/22	406,000
10,000,000	6.000		09/01/23	9,650,000
1,850,000	5.875		01/31/25	1,718,187

				46,587,572

Insurance(e)(f) – 0.5%
Fidelity & Guaranty Life Holdings, Inc. (BB+/Ba2)
7,550,000	5.500		05/01/25	7,474,500
USIS Merger Sub, Inc. (CCC+/Caa2)
3,500,000	6.875		05/01/25	3,500,000

				10,974,500

Internet – 1.3%
Netflix, Inc. (B+/Ba3)
2,100,000	5.875		02/15/25	2,165,625
18,400,000	4.875	(f)	04/15/28	17,273,920
Symantec Corp. (BB+/Baa3)(e)(f)
2,400,000	5.000		04/15/25	2,370,293
VeriSign, Inc. (BBB-/Ba2)(e)
5,600,000	4.750		07/15/27	5,432,000
Zayo Group LLC/Zayo Capital, Inc. (B/B3)(e)(f)
3,800,000	5.750		01/15/27	3,795,250

				31,037,088

Iron/Steel – 1.6%
AK Steel Corp. (BB-/B1)(e)
4,350,000	7.500		07/15/23	4,567,500

Corporate Obligations – (continued)
Iron/Steel – (continued)
Cleveland-Cliffs, Inc. (B/B2)(e)
9,800,000	5.750		03/01/25	9,518,250
Cleveland-Cliffs, Inc. (CCC+/Caa1)
3,887,000	5.900		03/15/20	4,033,540
3,000,000	4.800		10/01/20	3,090,000
Steel Dynamics, Inc. (BB+/Ba1)(e)
2,050,000	5.125		10/01/21	2,065,375
2,850,000	5.250		04/15/23	2,889,187
United States Steel Corp. (B/B2)(e)
13,000,000	6.875		08/15/25	13,276,250

				39,440,102

Leisure Time(e)(f) – 0.5%
Sabre GLBL, Inc. (BB/Ba2)
650,000	5.375		04/15/23	653,250
1,800,000	5.250		11/15/23	1,800,000
Viking Cruises Ltd. (B/B3)
3,730,000	5.875		09/15/27	3,641,413
VOC Escrow Ltd. (BB-/Ba2)
7,100,000	5.000		02/15/28	6,833,750

				12,928,413

Lodging – 2.3%
Hilton Domestic Operating Co., Inc. (BB+/Ba2)(e)(f)
7,600,000	5.125		05/01/26	7,552,500
MGM Resorts International (BB-/Ba3)
11,350,000	8.625		02/01/19	11,491,875
17,000,000	6.625		12/15/21	17,956,250
13,000,000	7.750		03/15/22	14,218,750
5,450,000	5.750	(e)	06/15/25	5,463,625

				56,683,000

Machinery – Construction & Mining(e)(f) – 0.3%
BlueLine Rental Finance Corp./BlueLine Rental LLC (B/Caa1)
7,600,000	9.250		03/15/24	7,989,500

Machinery – Diversified(e)(f) – 0.8%
Mueller Water Products, Inc. (BB/Ba3)
5,300,000	5.500		06/15/26	5,326,500
RBS Global, Inc./Rexnord LLC (B+/B1)
5,750,000	4.875		12/15/25	5,469,688
Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC+/Caa2)
10,200,000	7.750		04/15/26	8,848,500

				19,644,688

Media – 11.2%
Altice Financing SA (B+/B1)(e)(f)
12,000,000	6.625		02/15/23	12,090,000
20,000,000	7.500		05/15/26	19,300,000
Altice Finco SA (CCC+/B3)(e)(f)
7,250,000	8.125		01/15/24	7,322,500
Altice France SA (B/B1)(e)(f)
2,300,000	6.250		05/15/24	2,268,375
9,105,000	7.375		05/01/26	9,105,000
4,500,000	8.125		02/01/27	4,629,375
Altice Luxembourg SA (B-/B3)(e)(f)
9,550,000	7.750		05/15/22	9,275,437

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
Altice US Finance I Corp. (BB/Ba3)(e)(f)
$22,000,000	5.500%		05/15/26	$21,917,500
AMC Networks, Inc. (BB/Ba3)(e)
5,000,000	5.000		04/01/24	4,912,500
1,050,000	4.750		08/01/25	1,008,000
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(e)(f)
8,750,000	5.875		04/01/24	8,892,187
18,000,000	5.750		02/15/26	18,022,500
3,555,000	5.500		05/01/26	3,510,563
7,500,000	5.875		05/01/27	7,406,250
12,290,000	5.000		02/01/28	11,537,237
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B/Caa1)(e)(f)
2,150,000	7.750		07/15/25	2,276,313
CSC Holdings LLC (B-/B2)
7,600,000	8.625		02/15/19	7,723,500
10,000,000	10.125	(e)(f)	01/15/23	10,937,500
2,650,000	5.250		06/01/24	2,590,375
CSC Holdings LLC (BB-/Ba2)(e)(f)
8,500,000	5.500		04/15/27	8,234,375
DISH DBS Corp. (B/B1)
10,000,000	7.875		09/01/19	10,350,000
11,400,000	6.750		06/01/21	11,613,750
3,200,000	5.875		07/15/22	3,120,000
12,850,000	7.750		07/01/26	12,079,000
Meredith Corp. (B/B3)(e)(f)
10,000,000	6.875		02/01/26	10,225,000
Nexstar Broadcasting, Inc. (B+/B3)(e)(f)
6,750,000	5.625		08/01/24	6,606,563
Sirius XM Radio, Inc. (BB/Ba3)(e)(f)
18,350,000	5.000		08/01/27	17,616,000
The E.W. Scripps Co. (BB-/B1)(e)(f)
1,575,000	5.125		05/15/25	1,513,969
Univision Communications, Inc. (BB-/B2)(e)(f)
6,150,000	5.125		05/15/23	5,857,875
UPCB Finance IV Ltd. (BB/Ba3)(e)(f)
8,000,000	5.375		01/15/25	7,990,000
Virgin Media Secured Finance PLC (BB-/Ba3)(e)(f)
12,000,000	5.500		08/15/26	11,835,000

				271,766,644

Media – Cable(d)(h) – 0.0%
Adelphia Communications Corp. (NR/NR)
2,000,000	10.250		06/15/49	—

Metal Fabricate & Hardware(e) – 1.1%
Novelis Corp. (B+/B2)(f)
4,800,000	6.250		08/15/24	4,914,000
8,950,000	5.875		09/30/26	8,726,250
Park-Ohio Industries, Inc. (B/B3)
11,400,000	6.625		04/15/27	11,742,000

				25,382,250

Mining(e) – 2.3%
Alcoa Nederland Holding B.V. (BB+/Ba1)(f)
3,050,000	7.000		09/30/26	3,275,807
2,900,000	6.125		05/15/28	2,979,750

Corporate Obligations – (continued)
Mining(e) – (continued)
Constellium NV (B-/B2)(f)
4,250,000	5.750		05/15/24	4,228,750
3,200,000	6.625		03/01/25	3,248,000
FMG Resources August 2006 Pty Ltd. (BB+/Ba1)(f)
7,500,000	5.125		03/15/23	7,355,452
Freeport-McMoRan, Inc. (BB/Ba2)
18,350,000	3.550		03/01/22	17,753,625
Hudbay Minerals, Inc. (B+/B3)(f)
5,000,000	7.250		01/15/23	5,162,500
New Gold, Inc. (B/Caa1)(f)
8,400,000	6.250		11/15/22	7,329,000
Teck Resources Ltd. (BB+/Ba2)
4,000,000	6.000		08/15/40	4,060,000

				55,392,884

Oil Field Services – 9.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. (B/B3)(e)
2,600,000	7.875		12/15/24	2,476,500
Antero Resources Corp. (BB+/Ba3)(e)
7,700,000	5.375		11/01/21	7,796,250
1,300,000	5.625		06/01/23	1,334,125
California Resources Corp. (B-/Caa2)(e)(f)
3,500,000	8.000		12/15/22	3,333,750
California Resources Corp. (CCC-/Caa3)(e)
3,600,000	6.000		11/15/24	3,096,000
Carrizo Oil & Gas, Inc. (B+/B2)(e)
662,000	7.500		09/15/20	662,828
Chesapeake Energy Corp. (B-/Caa1)
1,800,000	5.375	(e)	06/15/21	1,795,500
6,650,000	5.750		03/15/23	6,475,437
2,950,000	8.000	(e)	01/15/25	3,034,813
3,350,000	8.000	(e)	06/15/27	3,417,000
CrownRock LP/CrownRock Finance, Inc. (BB-/B3)(e)(f)
8,550,000	5.625		10/15/25	8,314,875
Denbury Resources, Inc. (B+/B3)(e)(f)
3,700,000	9.000		05/15/21	4,000,625
Ensco PLC (B/B3)(e)
3,400,000	7.750		02/01/26	3,374,500
3,100,000	5.750		10/01/44	2,317,250
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa2)(e)(f)
2,900,000	9.375		05/01/24	2,392,500
EP Energy LLC/Everest Acquisition Finance, Inc. (CCC-/Caa3)(e)
1,450,000	9.375		05/01/20	1,426,438
Exterran Energy Solutions LP/EES Finance Corp. (B+/NR)(e)
5,250,000	8.125		05/01/25	5,473,125
Gulfport Energy Corp. (BB-/B1)(e)
3,300,000	6.000		10/15/24	3,209,250
7,500,000	6.375		05/15/25	7,350,000
3,200,000	6.375		01/15/26	3,104,000
Halcon Resources Corp. (CCC+/Caa1)(e)
10,300,000	6.750		02/15/25	9,888,000
Jagged Peak Energy LLC (B/B3)(e)(f)
5,500,000	5.875		05/01/26	5,458,750
Jones Energy Holdings LLC/Jones Energy Finance Corp. (NR/Caa3)(e)
3,600,000	6.750		04/01/22	2,133,000

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
Laredo Petroleum, Inc. (B+/B2)(e)
$5,000,000	5.625%		01/15/22	$4,975,000
5,150,000	6.250		03/15/23	5,162,875
MEG Energy Corp. (BB+/B3)(e)(f)
3,550,000	6.500		01/15/25	3,505,625
MEG Energy Corp. (BB-/Caa2)(e)(f)
3,600,000	6.375		01/30/23	3,276,000
4,950,000	7.000		03/31/24	4,516,875
Nabors Industries, Inc. (BB/Ba3)
5,000,000	0.750		01/15/24	3,900,700
Noble Holding International Ltd. (B/Caa1)(e)
5,000,000	7.750		01/15/24	4,962,500
Noble Holding International Ltd. (B+/B2)(e)(f)
4,565,000	7.875		02/01/26	4,713,362
Oasis Petroleum, Inc. (BB-/B3)(e)
6,741,000	6.875		03/15/22	6,858,967
Parsley Energy LLC/Parsley Finance Corp. (BB-/B2)(e)(f)
6,750,000	5.625		10/15/27	6,783,750
Precision Drilling Corp. (BB/B3)(e)
4,900,000	7.750		12/15/23	5,200,174
QEP Resources, Inc. (BB/Ba3)(e)
12,765,000	5.625		03/01/26	12,190,575
Range Resources Corp. (BB+/Ba3)(e)
1,400,000	5.000		03/15/23	1,372,000
4,500,000	4.875		05/15/25	4,258,125
Rowan Cos., Inc. (B-/Caa1)(e)
1,050,000	4.750		01/15/24	937,125
1,800,000	7.375		06/15/25	1,786,500
4,550,000	5.400		12/01/42	3,389,750
SM Energy Co. (BB-/B2)(e)
450,000	5.000		01/15/24	439,875
5,750,000	6.750		09/15/26	5,951,250
Transocean, Inc. (B/B3)(e)(f)
2,450,000	9.000		07/15/23	2,670,500
5,700,000	7.500		01/15/26	5,871,000
Transocean, Inc. (B-/Caa2)
10,000,000	7.500		04/15/31	9,475,000
Trinidad Drilling Ltd. (BB-/B3)(e)(f)
7,750,000	6.625		02/15/25	7,643,437
USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)(e)(f)
5,900,000	6.875		04/01/26	6,091,750
Weatherford International Ltd. (B-/Caa1)
3,200,000	7.750	(e)	06/15/21	3,144,000
10,100,000	6.500		08/01/36	7,625,500
Whiting Petroleum Corp. (BB/B2)(e)
1,350,000	6.250		04/01/23	1,397,250
6,800,000	6.625		01/15/26	7,072,000
WPX Energy, Inc. (BB-/B1)(e)
5,000,000	8.250		08/01/23	5,675,000
3,350,000	5.250		09/15/24	3,358,375
3,500,000	5.750		06/01/26	3,543,750

				239,613,106

Packaging(e) – 1.1%
ARD Finance SA (B-/Caa2)(i) (PIK 7.875%, Cash 7.125%)
2,600,000	7.125		09/15/23	2,549,345

Corporate Obligations – (continued)
Packaging(e) – (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B/B3)(f)
2,850,000	6.000		02/15/25	2,793,000
BWAY Holding Co. (CCC+/Caa2)(f)
4,600,000	7.250		04/15/25	4,479,250
Multi-Color Corp. (B+/B2)(f)
4,900,000	4.875		11/01/25	4,575,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu (B+/B1)
3,115,681	5.750		10/15/20	3,115,681
2,339,127	6.875		02/15/21	2,368,366
6,850,000	5.125	(f)	07/15/23	6,798,625

				26,679,642

Paper(d)(h) – 0.0%
NewPage Corp. (NR/NR)
10,050,000	1.000		12/31/49	—

Pharmaceuticals(e)(f) – 3.1%
Bausch Health Cos., Inc. (B-/Caa1)
9,250,000	7.500		07/15/21	9,423,437
1,350,000	5.625		12/01/21	1,346,625
24,550,000	5.875		05/15/23	23,874,875
7,100,000	9.250		04/01/26	7,659,125
Bausch Health Cos., Inc. (BB-/Ba3)
5,000,000	7.000		03/15/24	5,281,250
12,300,000	5.500		11/01/25	12,269,250
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (CCC+/B3)
10,200,000	6.000		07/15/23	9,052,500
HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)
6,150,000	7.250		08/15/26	6,249,938

				75,157,000

Pipelines – 2.9%
Cheniere Corpus Christi Holdings LLC (BB-/Ba3)(e)
6,000,000	5.125		06/30/27	6,015,000
Cheniere Energy Partners LP (BB/Ba2)(e)
12,665,000	5.250		10/01/25	12,665,000
CNX Midstream Partners LP/CNX Midstream Finance Corp. (BB-/B3)(e)(f)
7,650,000	6.500		03/15/26	7,621,312
Energy Transfer Equity LP (BB-/Ba2)
4,000,000	7.500		10/15/20	4,280,000
3,400,000	4.250	(e)	03/15/23	3,383,000
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)(e)
3,611,000	6.000		05/15/23	3,556,835
10,000,000	6.500		10/01/25	9,725,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (BB-/B1)(e)
7,500,000	5.750		04/15/25	7,181,250
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB+/Ba3)(e)(f)
3,650,000	4.750		10/01/23	3,650,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(e)
1,000,000	5.250		05/01/23	1,012,500
4,100,000	5.875	(f)	04/15/26	4,228,125

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(e) – (continued)
$4,500,000	5.375%		02/01/27	$4,500,000
2,650,000	5.000	(f)	01/15/28	2,577,125

				70,395,147

Real Estate Investment Trust(e) – 2.1%
Equinix, Inc. (BB+/B1)
7,000,000	5.750		01/01/25	7,192,500
4,600,000	5.875		01/15/26	4,726,500
250,000	5.375		05/15/27	250,000
iStar, Inc. (BB-/B1)
3,480,000	4.625		09/15/20	3,475,650
6,500,000	6.000		04/01/22	6,532,500
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)
6,150,000	5.625		05/01/24	6,288,375
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
15,000,000	5.000		10/15/27	14,456,250
Starwood Property Trust, Inc. (BB-/Ba3)
9,500,000	4.750		03/15/25	9,060,625

				51,982,400

Retailing(e) – 1.3%
1011778 BC ULC/New Red Finance Inc (B-/B3)(f)
5,300,000	5.000		10/15/25	5,074,750
1011778 BC ULC/New Red Finance, Inc. (B+/Ba3)(f)
4,650,000	4.250		05/15/24	4,417,500
Beacon Roofing Supply, Inc. (B+/B3)(f)
2,500,000	4.875		11/01/25	2,303,125
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)(f)
12,000,000	5.250		06/01/26	11,955,000
Yum! Brands, Inc. (B+/B2)
7,476,000	5.350		11/01/43	6,438,705

				30,189,080

Semiconductors – 0.5%
Advanced Micro Devices, Inc. (B+/B3)
3,000,000	7.500		08/15/22	3,367,500
3,350,000	7.000	(e)	07/01/24	3,542,625
Qorvo, Inc. (BB+/Ba1)(e)(f)
4,850,000	5.500		07/15/26	4,922,750

				11,832,875

Software(e) – 1.4%
BMC Software Finance, Inc. (CCC+/Caa2)(f)
10,000,000	8.125		07/15/21	10,203,100
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. (B-/B3)(f)
10,000,000	5.750		03/01/25	9,925,000
Fair Isaac Corp. (BB+/Ba2)(f)
2,300,000	5.250		05/15/26	2,317,250
Nuance Communications, Inc. (BB-/Ba3)
2,857,000	5.375	(f)	08/15/20	2,864,143
3,500,000	5.625		12/15/26	3,491,250
Open Text Corp. (BB+/Ba2)(f)
5,000,000	5.875		06/01/26	5,150,000

				33,950,743

Corporate Obligations – (continued)
Storage/Warehousing(e)(f) – 0.1%
Algeco Global Finance PLC (B-/B2)
3,250,000	8.000		02/15/23	3,347,500

Telecommunication Services – 11.3%
CenturyLink, Inc. (B+/B2)
9,350,000	6.450		06/15/21	9,677,250
2,150,000	7.500	(e)	04/01/24	2,289,750
5,680,000	6.875		01/15/28	5,467,000
6,000,000	7.600		09/15/39	5,347,500
Digicel Group Ltd. (NR/Caa3)(e)(f)
16,350,000	8.250		09/30/20	12,385,125
Digicel Ltd. (NR/B3)(e)(f)
390,000	6.000		04/15/21	360,750
14,590,000	6.750		03/01/23	12,146,175
Frontier Communications Corp. (B/B3)(e)(f)
6,650,000	8.500		04/01/26	6,284,250
Frontier Communications Corp. (CCC+/Caa1)
1,450,000	10.500	(e)	09/15/22	1,279,625
8,300,000	7.625		04/15/24	5,332,750
8,000,000	11.000	(e)	09/15/25	6,220,000
Intelsat Jackson Holdings SA (CCC+/Caa2)(e)(f)
12,865,000	8.500		10/15/24	12,993,650
10,950,000	9.750		07/15/25	11,593,312
Level 3 Financing, Inc. (BB/Ba3)(e)
3,150,000	5.375		05/01/25	3,142,125
10,800,000	5.250		03/15/26	10,624,500
Nokia of America Corp. (NR/WR)
5,000,000	6.450		03/15/29	5,043,750
Nokia OYJ (BB+/Ba1)
5,585,000	4.375		06/12/27	5,361,645
Sprint Capital Corp. (B/B3)
8,150,000	8.750		03/15/32	9,168,750
Sprint Communications, Inc. (B/B3)
14,700,000	11.500		11/15/21	17,235,750
Sprint Communications, Inc. (B+/B1)(f)
7,000,000	9.000		11/15/18	7,043,750
Sprint Corp. (B/B3)
22,150,000	7.250		09/15/21	23,423,625
23,000,000	7.875		09/15/23	24,753,750
3,900,000	7.625	(e)	02/15/25	4,134,000
1,300,000	7.625	(e)	03/01/26	1,374,750
T-Mobile USA, Inc. (BB+/Ba2)(e)
1,400,000	4.000		04/15/22	1,393,000
7,050,000	6.500		01/15/26	7,376,063
100,000	4.500		02/01/26	95,125
Telecom Italia Capital SA (BB+/Ba1)
14,850,000	7.200		07/18/36	15,536,812
16,400,000	7.721		06/04/38	17,712,000
Wind Tre SpA (BB-/B1)(e)(f)
23,500,000	5.000		01/20/26	20,121,875
Windstream Services LLC/Windstream Finance Corp. (B/Caa1)(e)(f)
9,500,000	8.625		10/31/25	9,120,000

				274,038,407

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Transportation(e)(f) – 0.2%
Neovia Logistics Services LLC/SPL Logistics Finance Corp. (CCC+/Caa1)
$5,150,000	8.875%		08/01/20	$4,660,750

Trucking & Leasing(f) – 0.5%
Avolon Holdings Funding Ltd. (BB/Ba3)(e)
6,000,000	5.125		10/01/23	6,037,500
Park Aerospace Holdings Ltd. (BB/Ba3)
2,750,000	3.625	(e)	03/15/21	2,681,250
850,000	5.250		08/15/22	859,142
3,700,000	4.500	(e)	03/15/23	3,616,750

				13,194,642

TOTAL CORPORATE OBLIGATIONS
(Cost $2,231,092,283)				$2,228,740,106

Shares	Description	Value
Common Stocks – 1.7%
Auto Components – 0.0%
1,227	Lear Corp.	$177,915

Beverages(h) – 0.0%
19	Crimson Wine Group Ltd.	170

Capital Markets(h) – 0.0%
28,148	Motors Liquidation Co.	282,325

Chemicals(h) – 0.0%
212	Ingevity Corp.	21,599

Containers & Packaging – 0.0%
1,280	WestRock Co.	68,403

Diversified Financial Services – 0.0%
190	Jefferies Financial Group, Inc.	4,172

Health Care Services(d)(h) – 0.0%
3,874	CB Paracelsus Healthcare	—

Media(d)(h) – 0.0%
21	New Cotai Class B Shares	—

Oil, Gas & Consumable Fuels – 1.7%
2,291,920	Berry Petroleum Corp.(j)	34,029,970
670,713	Blue Ridge Mountain Resources, Inc.(h)(j)	3,554,779
164,196	Chaparral Energy, Inc. Class A(h)	2,893,133
68,337	Chaparral Energy, Inc. Class B(h)	1,161,729

Paper & Forest Products(d)(h) – 0.0%
2,500	Port Townsend Holdings Co., Inc.	—

Pharmaceuticals(d)(h) – 0.0%
40	Dawn Holdings, Inc.	—
10	Nycomed	—

		—

TOTAL COMMON STOCKS
(Cost $39,932,946)		$42,194,195

Shares	Rate	Value
Preferred Stock(i)(k) – 0.1%
Media – 0.1%
Spanish Broadcasting System, Inc.
3,014	10.750%	$2,230,360
(cost $ 3,042,344)

Units	Expiration Date	Value
Warrant(h) – 0.0%
Lender Process Services, Inc. (NR/NR)(d)
14,274	12/31/20	$—
TBS International Ltd. (NR/NR)(d)
12,063	02/07/14	—
TBS International Ltd. (NR/NR)(d)
2,807	02/07/15	—
TBS International Ltd. (NR/NR)(d)
3,311	02/07/15	—
True Religion Warrant (NR/NR) (NR/NR)
1,914		—
True Religion Warrant 2 (NR/NR) (NR/NR)
7,229		—

TOTAL WARRANT
(cost $ 21,898,892)		$—

Shares	Distribution Rate	Value
Investment Company(l) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,184	2.060%	$17,184
(Cost $17,184)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,390,038,561)		$2,367,387,440

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(m) – 1.0%
Commercial Paper – 1.0%
AT&T, Inc. (NR/NR)
$6,812,000	0.000%	10/05/18	$6,808,861
5,900,000	0.000	10/09/18	5,895,682
Mondelez International, Inc. (NR/NR)
12,100,000	0.000	10/02/18	12,096,799

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,805,604)			$24,801,342

TOTAL INVESTMENTS – 98.6%
(Cost $2,414,844,165)			$2,392,188,782

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements(n) – (0.3)%
Reverse Repurchase Agreements – (0.3)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,563,000)	0.250%	10/01/18	$	$ (4,563,000)
(3,022,500)	0.250	10/01/18		(3,022,500)

TOTAL REVERSE REPURCHASE AGREEMENTS
(Cost $(7,585,500))				$(7,585,500)

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%				40,050,858

NET ASSETS – 100.0%				$2,424,654,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As Bank Loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,120,315,315, which represents approximately 46.2% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(g)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of September 30, 2018, the value of securities pledged amounted to $7,531,500.
(h)	Security is currently in default and/or non-income producing.
(i)	Pay-in-kind securities.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $37,584,749, which represents approximately 1.6% of the Fund’s net assets as of September 30, 2018.

Restricted Security	Acquisition Date	Cost
Berry Petroleum Corp. (Common Stocks)	03/01/17	$24,055,081
Blue Ridge Mountain Resources, Inc. (Common Stocks)	02/27/17	6,692,580

(k)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2018.
(l)	Represents an affiliated issuer.
(m)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(n)	Reverse repurchase agreements are entered on a rolling day-to-day basis with no final maturity; both parties to the agreement have the right to terminate the contract on any date.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	55	12/19/18	$8,485,469	$(59,430)
2 Year U.S. Treasury Notes	82	12/31/18	17,280,219	(35,765)
5 Year U.S. Treasury Notes	1,290	12/31/18	145,094,766	(587,116)
Total				$(682,311)
Short position contracts:
Eurodollars	(38)	12/17/18	(9,247,300)	71,195
Eurodollars	(134)	06/17/19	(32,498,350)	331,426
Eurodollars	(196)	12/16/19	(47,461,400)	69,813
Eurodollars	(532)	12/14/20	(128,790,550)	257,955
Ultra 10 Year U.S. Treasury Notes	(311)	12/19/18	(39,186,000)	611,923
10 Year U.S. Treasury Notes	(665)	12/19/18	(78,989,531)	865,633
20 Year U.S. Treasury Bonds	(173)	12/19/18	(24,306,500)	610,174
Total				$2,818,119
TOTAL FUTURES CONTRACTS				$2,135,808

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.HY. Index 29	5.000%	3.070%	06/20/23	$21,550	$1,710,611	$1,601,426	$109,185

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 29	—CDX North America High Yield Index 29

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – 87.9%
Aerospace(b) – 0.8%
	TransDigm, Inc. (B+/Ba2)
	(1M LIBOR + 2.500%)
	$13,191,385	4.742%	06/09/23	$13,235,971
	(1M LIBOR + 2.500%)
	14,854,594	4.742	08/22/24	14,895,147
	(1M LIBOR + 2.500%)
	5,410,505	4.742	05/30/25	5,424,248

				33,555,366

Airlines(b) – 0.2%
	Air Canada (BBB-/Ba1) (1M LIBOR + 2.000%)
	10,048,500	4.242	10/06/23	10,073,621

Automotive – Distributor(b) – 0.2%
	American Axle & Manufacturing, Inc. (BB/Ba2) (1M LIBOR + 2.250%)
	8,799,375	4.460	04/06/24	8,794,975

Automotive – Parts(b) – 1.4%
	CS Intermediate Holdco 2 LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
	4,653,832	4.242	11/02/23	4,665,466
	Gates Global LLC (B+/B1) (1M LIBOR + 2.750%)
	20,598,415	4.992	04/01/24	20,714,384
	Mavis Tire Express Services Corp. (B/B1)
	(1M LIBOR + 3.250%)
	105,529	5.415	03/20/25	106,050
	(1M LIBOR + 3.250%)
	11,965,921	5.415	03/20/25	11,921,048
	Navistar International Corp. (B+/Ba3) (1M LIBOR + 3.500%)
	6,685,250	5.640	11/06/24	6,718,676
	Tenneco, Inc. (BB/Ba2) (1M LIBOR + 2.750%)
	17,300,000	5.006	06/18/25	17,310,899

				61,436,523

Building Materials(b) – 2.3%
	American Builders & Contractors Supply Co., Inc. (BB+/B1) (1M LIBOR + 2.000%)
	10,575,647	4.242	10/31/23	10,540,748
	Beacon Roofing Supply, Inc. (BB+/B1) (1M LIBOR + 2.250%)
	6,368,000	4.383	01/02/25	6,349,406
	CPG International, Inc. (B/B2) (6M LIBOR + 3.750%)
	17,390,288	6.251	05/03/24	17,509,933
	Forterra Finance LLC (B-/B3) (1M LIBOR + 3.000%)
	4,868,106	5.242	10/25/23	4,652,839
	Foundation Building Materials LLC (B+/B3) (1M LIBOR + 3.250%)
	4,925,000	5.398	08/13/25	4,949,625
	Hayward Industries, Inc. (B/B3) (1M LIBOR + 3.500%)
	10,670,000	5.742	08/05/24	10,728,685
	Jeld-Wen, Inc. (BB+/Ba2) (3M LIBOR + 2.000%)
	6,550,500	4.386	12/14/24	6,564,125
	LBM Borrower LLC (B+/B3) (1M LIBOR + 3.750%)
	10,513,265	5.945	08/20/22	10,578,973
	Mannington Mills, Inc. (BB-/B1) (3M LIBOR + 3.750%)
	5,225,564	6.136	10/01/21	5,261,516
	Quikrete Holdings, Inc. (BB-/B1) (1M LIBOR + 2.750%)
	21,225,000	4.992	11/15/23	21,264,903

				98,400,753

Bank Loans(a) – (continued)
Capital Goods – Others(b) – 0.1%
	Columbus McKinnon Corp. (B+/Ba3) (3M LIBOR + 2.500%)
	2,303,602	4.886	01/31/24	2,306,481

Chemicals – 3.3%
	Alpha 3 BV (B/B1)(b) (3M LIBOR + 3.000%)
	13,800,592	5.386	01/31/24	13,873,045
	Axalta Coating Systems US Holdings, Inc. (BBB-/Ba1)(b) (3M LIBOR + 1.750%)
	14,722,457	4.136	06/01/24	14,745,866
	Cyanco Intermediate Corp. (B/B2)(b) (1M LIBOR + 3.250%)
	5,417,750	5.492	03/16/25	5,449,932
	Cyanco Intermediate Corp. (CCC+/Caa1)(b) (1M LIBOR + 7.500%)
	2,481,063	9.742	03/16/26	2,450,049
	Emerald Performance Materials LLC (B/B1)(b) (1M LIBOR + 3.500%)
	12,715,287	5.742	08/01/21	12,794,758
	Emerald Performance Materials LLC (B-/Caa1)(b) (1M LIBOR + 7.750%)
	6,350,000	9.992	08/01/22	6,357,938
	PQ Corp. (BB-/B2)(b) (1M LIBOR + 2.500%)
	7,694,336	4.742	02/08/25	7,699,183
	Schenectady International Group, Inc. (B/B2)(d)
	15,400,000	5.750	08/10/25	15,438,500
	Starfruit Finco B.V. (NR/B1)(d)
EUR	5,700,000	0.000	09/20/25	6,670,137
	Starfruit Finco B.V. (B+/B1)(b) (1M LIBOR + 3.250%)
	$17,300,000	5.506	09/20/25	17,366,086
	The Chemours Co. (BBB-/Baa3)(b) (1M LIBOR + 1.750%)
	8,223,659	4.000	04/03/25	8,228,840
	Tronox Blocked Borrower LLC (BB-/Ba3)(b) (1M LIBOR + 3.000%)
	2,466,643	5.242	09/22/24	2,475,375
	Tronox Finance LLC (BB-/Ba3)(b) (1M LIBOR + 3.000%)
	5,692,254	5.242	09/22/24	5,712,404
	Univar, Inc. (BB/B1)(b) (1M LIBOR + 2.250%)
	21,430,027	4.492	07/01/24	21,471,602

				140,733,715

Commercial Services(b) – 0.1%
	Trans Union LLC (BB+/Ba2) (1M LIBOR + 2.000%)
	3,690,750	4.243	06/19/25	3,700,752

Construction Machinery(b) – 1.4%
	Accudyne Industries LLC (B/B3) (1M LIBOR + 3.000%)
	23,909,547	5.242	08/18/24	23,987,253
	Brookfield WEC Holdings, Inc. (B/B2) (1M LIBOR + 3.750%)
	10,000,000	5.992	08/01/25	10,120,000
	Milacron LLC (B/B2) (1M LIBOR + 2.500%)
	8,692,989	4.742	09/28/23	8,692,989
	Pisces Midco, Inc. (B/B2) (3M LIBOR + 3.750%)
	17,805,375	6.087	04/12/25	17,961,172

				60,761,414

Consumer Cyclical Services(b) – 0.1%
	Prometric Holdings, Inc. (B/B1) (1M LIBOR + 3.000%)
	3,034,750	5.250	01/29/25	3,036,025

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Bank Loans(a) – (continued)
Consumer Cyclical Services(b) – (continued)
	USS Ultimate Holdings, Inc. (B/B2) (1M LIBOR + 3.750%)
	$891,000	5.992%		08/25/24	$898,796

					3,934,821

Consumer Cyclical Services – Business(b) – 1.6%
	Advantage Sales & Marketing, Inc. (B/B1) (1M LIBOR + 3.250%)
	15,338,700	5.492		07/23/21	14,184,463
	Advantage Sales & Marketing, Inc. (CCC+/Caa1) (1M LIBOR + 6.500%)
	4,203,226	8.742		07/25/22	3,520,202
	AlixPartners LLP (B+/B2) (1M LIBOR + 2.750%)
	8,553,291	4.992		04/04/24	8,588,958
	Blitz F18-675 GmbH (B+/B1) (2M EURIBOR + 3.750%)
EUR	7,177,500	3.750		07/31/25	8,391,274
	Colorado Buyer, Inc. (B+/Ba3) (1M LIBOR + 3.000%)
	$6,389,264	5.110		05/01/24	6,397,251
	Colorado Buyer, Inc. (CCC+/B3) (1M LIBOR + 7.250%)
	2,875,000	9.360		05/01/25	2,872,614
	Iron Mountain, Inc. (BB/Ba3) (1M LIBOR + 1.750%)
	10,323,125	3.992		01/02/26	10,210,190
	Tempo Acquisition LLC (B/B1) (1M LIBOR + 3.000%)
	14,812,500	5.242		05/01/24	14,862,714

					69,027,666

Consumer Products – Household & Leisure(b) – 1.1%
	Coty, Inc. (BB+/Ba2)
	(1M EURIBOR + 2.500%)
EUR	3,167,063	2.500		04/05/25	3,605,305
	(1M LIBOR + 2.250%)
	$8,952,563	4.383		04/07/25	8,846,296
	Diamond (BC) B.V. (B/B1) (1M LIBOR + 3.000%)
	10,173,126	5.242		09/06/24	9,969,663
	Prestige Brands, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
	13,971,706	4.242		01/26/24	13,967,794
	Spectrum Brands, Inc. (BB/Ba1) (3M LIBOR + 2.000%)
	9,042,842	4.350		06/23/22	9,088,056

					45,477,114

Consumer Products – Non Durable – 0.8%
	Alphabet Holding Co., Inc. (B-/B3)(b) (1M LIBOR + 3.500%)
	18,354,203	5.742		09/26/24	17,670,509
	Alphabet Holding Co., Inc. (CCC/Caa2)(b) (1M LIBOR + 7.750%)
	9,600,000	9.992		09/26/25	8,558,400
	Energizer Holdings, Inc. (BB+/Ba1)(d)
	4,000,000	2.250		06/20/25	4,012,520
	KIK Custom Products, Inc. (B-/B1)(b) (1M LIBOR + 4.000%)
	5,925,000	6.242		05/15/23	5,893,894

					36,135,323

Diversified Financial Services(b) – 0.4%
	Edelman Financial Center LLC (B/B1) (3M LIBOR + 3.250%)
	6,539,485	5.592		07/21/25	6,589,904
	Fortress Investment Group LLC (BB/Baa3) (1M LIBOR + 2.000%)
	5,566,807	4.242		12/27/22	5,589,409

Bank Loans(a) – (continued)
Diversified Financial Services(b) – (continued)
	Franklin Square Holdings LP (BB/Ba1) (1M LIBOR + 2.500%)
	4,175,000	4.625		08/01/25	4,193,287

					16,372,600

Diversified Manufacturing(b) – 3.8%
	Atkore International, Inc. (BB-/B2) (3M LIBOR + 2.750%)
	23,604,384	5.140		12/22/23	23,700,218
	Cortes NP Acquisition Corp. (B/B1) (3M LIBOR + 4.000%)
	25,212,284	6.313		11/30/23	25,296,241
	CPM Holdings, Inc. (B/B1) (1M LIBOR + 3.500%)
	7,124,350	5.742		04/11/22	7,151,066
	Crosby US Acquisition Corp. (B-/Caa1) (1M LIBOR + 3.000%)
	21,758,392	5.212		11/23/20	21,465,959
	Dynacast International LLC (B/B1) (3M LIBOR + 3.250%)
	5,176,553	5.636		01/28/22	5,186,285
	Gardner Denver, Inc. (BB/B1) (1M LIBOR + 2.750%)
	3,519,072	4.992		07/30/24	3,536,315
	Global Brass & Copper, Inc. (BB/B1)(c) (1M LIBOR + 2.500%)
	6,385,021	4.750		05/29/25	6,408,964
	MKS Instruments, Inc. (BBB-/Ba1) (1M LIBOR + 1.750%)
	4,065,410	3.992		05/01/23	4,079,395
	Rexnord LLC (BB+/Ba1) (1M LIBOR + 2.000%)
	14,655,398	4.242		08/21/24	14,722,080
	Robertshaw US Holding Corp. (B/B1) (1M LIBOR + 3.500%)
	10,482,325	5.750		02/28/25	10,390,605
	Robertshaw US Holding Corp. (CCC+/Caa1) (1M LIBOR + 8.000%)
	4,650,000	10.250		02/28/26	4,464,000
	Southwire Co. (BB+/Ba2) (1M LIBOR + 2.000%)
	5,536,125	4.158		05/15/25	5,552,291
	Titan Acquisition Ltd./Titan Co-Borrower LLC (B/B2) (1M LIBOR + 3.000%)
	20,571,625	5.242		03/28/25	19,970,522
	Zodiac Pool Solutions LLC (BB/Ba3) (1M LIBOR + 2.250%)
	10,623,375	4.492		07/02/25	10,672,030

					162,595,971

Energy(b) – 0.6%
	Apergy Corp. (BB/Ba1) (1M LIBOR + 2.500%)
	10,469,880	4.750		05/09/25	10,522,229
	FTS International, Inc. (B/B3) (1M LIBOR + 4.750%)
	3,698,381	7.172		04/16/21	3,716,872
	MEG Energy Corp. (BB+/Ba3) (1M LIBOR + 3.500%)
	11,407,169	5.750		12/31/23	11,424,280

					25,663,381

Entertainment – 2.3%
	AMC Entertainment, Inc. (BB-/Ba2)(b)
	(1M LIBOR + 2.250%)
	3,029,723	2.250	(d)	12/15/22	3,027,209
	(1M LIBOR + 2.250%)
	7,128,009	4.384		12/15/23	7,126,512
	Crown Finance US, Inc. (BB-/B1)(b) (1M LIBOR + 2.500%)
	21,344,620	4.742		02/28/25	21,310,255
	Intrawest Resorts Holdings, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
	23,229,341	5.242		07/31/24	23,252,570

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Entertainment – (continued)
Lions Gate Entertainment Corp. (BB-/Ba2)(b) (1M LIBOR + 2.250%)
$14,359,840	4.492%	03/24/25	$14,371,759
Sabre GLBL, Inc. (BB/Ba2)(b) (1M LIBOR + 2.000%)
19,601,625	4.242	02/22/24	19,650,629
UFC Holdings LLC (B+/B1)(d)
6,225,000	3.250	08/18/23	6,258,055
UFC Holdings LLC (CCC+/Caa1)(d)
4,400,000	7.500	08/18/24	4,441,272

			99,438,261

Environmental(b) – 1.2%
Core & Main LP (B+/B2) (3M LIBOR + 3.000%)
10,421,250	5.313	08/01/24	10,451,680
EnergySolutions LLC (B/B2) (3M LIBOR + 3.750%)
36,408,750	6.136	05/09/25	36,636,305
Wrangler Buyer Corp. (B/B1) (1M LIBOR + 2.750%)
5,090,107	4.992	09/27/24	5,116,626

			52,204,611

Finance(b) – 0.8%
Avolon TLB Borrower 1 (US) LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
31,981,159	4.165	01/15/25	32,074,864

Food & Beverages(b) – 2.6%
C.H. Guenther & Son, Inc. (B/B2) (1M LIBOR + 2.750%)
14,937,563	4.992	03/31/25	14,937,563
Chobani LLC/Chobani Finance Corp., Inc. (B/B1) (1M LIBOR + 3.500%)
15,160,324	5.742	10/10/23	14,781,315
Dole Food Co., Inc. (B/B1) (1M LIBOR + 2.750%)
5,570,313	4.960	04/06/24	5,566,358
High Liner Foods, Inc. (B+/B2) (3M LIBOR + 3.250%)
7,015,614	5.598	04/24/21	6,542,060
Refresco Group BV (B+/B1) (3M LIBOR + 3.250%)
8,610,000	5.564	03/28/25	8,588,475
Shearer’s Foods, Inc. (B-/B3) (1M LIBOR + 4.250%)
13,695,319	6.492	06/30/21	13,575,485
Shearer’s Foods, Inc. (CCC/Caa2)(c) (1M LIBOR + 6.750%)
11,375,000	8.992	06/30/22	10,749,375
Sigma Bidco B.V. (B+/B1) (1M LIBOR + 3.000%)
14,075,000	5.321	07/02/25	14,069,933
US Foods, Inc. (BBB-/Ba3) (1M LIBOR + 2.000%)
21,403,759	4.242	06/27/23	21,476,104

			110,286,668

Food & Drug Retailers(b) – 0.8%
Albertsons LLC (BB-/Ba2) (3M LIBOR + 3.000%)
25,266,540	5.311	06/22/23	25,258,708
BJ’s Wholesale Club, Inc. (B+/B2) (1M LIBOR + 3.000%)
10,057,003	5.148	02/03/24	10,115,635

			35,374,343

Gaming – 2.1%
Caesars Entertainment Operating Co., Inc. (BB/Ba3)(b) (1M LIBOR + 2.000%)
18,857,500	4.242	10/06/24	18,845,808

Bank Loans(a) – (continued)
Gaming – (continued)
CityCenter Holdings LLC (BB-/B1)(b) (1M LIBOR + 2.250%)
12,772,914	4.492	04/18/24	12,782,877
Eldorado Resorts LLC (BB/Ba1)(b) (1M LIBOR + 2.250%)
8,134,856	4.375	04/17/24	8,168,778
MGM Growth Properties LLC (BB+/Ba3)(b) (1M LIBOR + 2.000%)
23,265,540	4.242	03/21/25	23,283,688
Mohegan Tribal Gaming Authority (B-/B1)(b) (1M LIBOR + 3.750%)
8,350,636	5.992	10/13/21	8,187,799
Seminole Tribe of Florida (BBB/Baa2)(b) (1M LIBOR + 1.750%)
7,029,000	3.992	07/08/24	7,060,630
The Stars Group, Inc. (B+/B1)(d)
9,975,000	5.886	07/10/25	10,062,780

			88,392,360

Health Care – Pharmaceuticals(b) – 2.2%
Endo Luxembourg Finance Co. I S.A.R.L. (BB-/Ba2) (1M LIBOR + 4.250%)
21,779,449	6.500	04/29/24	21,910,997
Grifols Worldwide Operations USA, Inc. (BB+/Ba2) (1 Week LIBOR + 2.250%)
33,338,421	4.417	01/31/25	33,507,114
Valeant Pharmaceuticals International, Inc. (BB-/Ba3) (1M LIBOR + 3.000%)
36,121,031	5.104	06/01/25	36,291,883

			91,709,994

Health Care – Services(b) – 7.6%
21st Century Oncology Holdings, Inc. (NR/NR) (3M LIBOR + 6.125%)
12,432,923	8.465	01/16/23	11,686,948
Air Medical Group Holdings, Inc. (B/B1)
(1M LIBOR + 3.250%)
27,955,311	5.383	04/28/22	27,501,037
(1M LIBOR + 4.250%)
4,944,795	6.415	03/14/25	4,922,148
Air Methods Corp. (B+/B1) (3M LIBOR + 3.500%)
7,022,392	5.886	04/21/24	6,384,899
American Renal Holdings, Inc. (B/B2) (1M LIBOR + 3.250%)
11,380,938	5.492	06/21/24	11,281,354
Change Healthcare Holdings, Inc. (B+/Ba3) (1M LIBOR + 2.750%)
33,010,413	4.992	03/01/24	33,108,454
Community Health Systems, Inc. (B-/Caa1) (3M LIBOR + 3.250%)
13,057,032	5.563	01/27/21	12,878,803
Envision Healthcare Corp. (B+/B1)(d)
15,000,000	3.750	06/11/25	15,037,500
ExamWorks Group, Inc. (B/B1) (1M LIBOR + 3.250%)
4,841,762	5.492	07/27/23	4,875,655
Gentiva Health Services, Inc.(c) (B/B1) (1M LIBOR + 3.750%)
7,819,005	6.000	07/02/25	7,906,968
HCA, Inc. (BBB-/Ba1) (1M LIBOR + 2.000%)
14,524,756	4.242	03/13/25	14,625,558
IQVIA, Inc. (BBB-/Ba1) (3M LIBOR + 1.750%)
5,286,750	4.136	06/07/25	5,282,362

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Health Care – Services(b) – (continued)
MPH Acquisition Holdings LLC (B+/B1) (3M LIBOR + 2.750%)
$36,272,167	5.136%	06/07/23	$36,338,183
Parexel International Corp. (B/B1) (1M LIBOR + 2.750%)
5,445,000	4.992	09/27/24	5,405,524
Sedgwick Claims Management Services, Inc. (B/B2) (1M LIBOR + 2.750%)
10,649,137	4.992	03/01/21	10,650,841
Sedgwick Claims Management Services, Inc. (CCC+/Caa2) (1M LIBOR + 5.750%)
6,375,758	8.008	02/28/22	6,387,744
Sterigenics-Nordion Holdings LLC (B/B1) (1M LIBOR + 3.000%)
19,949,748	5.242	05/15/22	19,966,307
Team Health Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
22,917,418	4.992	02/06/24	22,229,895
U.S. Renal Care, Inc. (B/B2) (3M LIBOR + 4.250%)
49,835,437	6.636	12/31/22	48,506,326
U.S. Renal Care, Inc. (CCC+/Caa2)(c) (3M LIBOR + 8.000%)
4,025,000	10.386	12/31/23	3,823,750
Verscend Holding Corp. (B+/B3)(b) (1M LIBOR + 4.500%)
12,950,000	6.742	08/27/25	13,052,564

			321,852,820

Home Construction – 0.7%
Builders FirstSource, Inc. (BB-/B3)(b) (3M LIBOR + 3.000%)
10,715,664	5.386	02/29/24	10,724,558
Gyp Holdings III Corp. (BB-/B2)(b) (1M LIBOR + 2.750%)
8,478,750	4.992	06/01/25	8,453,992
U.S. Lumber Group LLC (NR/B3)
8,833,250	10.250	10/26/23	8,860,898

			28,039,448

Insurance(b) – 0.5%
USI, Inc. (B/B2) (3M LIBOR + 3.000%)
21,736,719	5.386	05/16/24	21,742,153

Lodging(b) – 0.7%
Caesars Resort Collection LLC (BB/Ba3) (1M LIBOR + 2.750%)
21,118,609	4.992	12/22/24	21,230,115
Four Seasons Holdings, Inc. (BB/Ba3) (1M LIBOR + 2.000%)
7,899,048	4.242	11/30/23	7,900,312

			29,130,427

Machinery(b) – 0.4%
Apex Tool Group LLC (B/B2) (1M LIBOR + 3.750%)
4,272,785	5.992	02/01/22	4,283,467
Clark Equipment Co. (BB/Ba3) (3M LIBOR + 2.000%)
8,170,935	4.314	05/18/24	8,182,619
Shape Technologies Group, Inc. (B/B2)(c) (1M LIBOR + 3.000%)
6,159,563	5.182	04/21/25	6,174,961

			18,641,047

Media – Broadcasting & Radio – 5.0%
Ascend Learning LLC (B+/B2)(b) (1M LIBOR + 3.000%)
13,414,500	5.242	07/12/24	13,418,659
Checkout Holding Corp. (CCC/B2)(b) (3M LIBOR + 3.500%)
11,974,320	5.813	04/09/21	4,917,015

Bank Loans(a) – (continued)
Media – Broadcasting & Radio – (continued)
EMI Music Publishing Ltd. (BB-/Ba3)(b) (1M LIBOR + 2.250%)
7,014,690	4.415	08/20/23	7,016,865
Getty Images, Inc. (CCC/B3)(b) (1M LIBOR + 3.500%)
19,904,605	5.742	10/18/19	19,746,364
iHeart Communications, Inc.(j) (NR/WR)
2,875,000	0.000	01/30/19	2,153,116
27,972,038	0.000	07/30/19	20,885,882
Meredith Corp. (BB/Ba2)(b) (1M LIBOR + 3.000%)
24,854,344	5.242	01/31/25	24,989,055
Metro-Goldwyn-Mayer, Inc. (B-/B2)(b) (1M LIBOR + 4.500%)
10,725,000	6.750	07/03/26	10,745,163
Metro-Goldwyn-Mayer, Inc. (BB/Ba2)(b) (1M LIBOR + 2.500%)
2,600,000	4.750	07/03/25	2,609,750
Mission Broadcasting, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.500%)
1,953,353	4.604	01/17/24	1,961,284
Nexstar Broadcasting, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.500%)
13,927,878	4.604	01/17/24	13,984,425
Renaissance Holding Corp. (B-/B2)(b) (1M LIBOR + 3.250%)
21,251,144	5.492	05/30/25	21,198,016
Renaissance Holding Corp. (CCC/Caa2)(b) (1M LIBOR + 7.000%)
2,525,000	9.242	05/29/26	2,512,375
The E.W. Scripps Co. (BB+/Baa3)(b) (1M LIBOR + 2.000%)
6,915,273	4.242	10/02/24	6,919,630
Tribune Media Co. (BB+/Ba3)(b)
(1M LIBOR + 3.000%)
952,474	5.242	12/27/20	956,646
(1M LIBOR + 3.000%)
11,871,374	5.242	01/27/24	11,901,052
Univision Communications, Inc. (BB-/B2)(b) (1M LIBOR + 2.750%)
37,597,438	4.992	03/15/24	36,535,310
WMG Acquisition Corp. (B+/Ba3)(b) (1M LIBOR + 2.125%)
9,387,047	4.367	11/01/23	9,369,305

			211,819,912

Media – Cable(b) – 4.4%
Altice Financing SA (B+/B1)
(1M LIBOR + 2.750%)
4,965,652	4.908	07/15/25	4,865,098
(1M LIBOR + 2.750%)
2,736,216	4.908	01/31/26	2,671,230
Charter Communications Operating LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
42,474,612	4.250	04/30/25	42,527,705
Cogeco Communications, Inc. (BB-/B1) (1M LIBOR + 2.375%)
12,718,125	4.617	01/03/25	12,713,419
CSC Holdings LLC (BB-/Ba2)
(1M LIBOR + 2.250%)
24,566,735	4.408	07/17/25	24,556,416
(1M LIBOR + 2.500%)
21,277,250	4.658	01/25/26	21,339,380
Numericable Group SA (B/B1)
(3M LIBOR + 2.750%)
16,224,351	4.992	07/31/25	15,818,743
(1M LIBOR + 3.688%)
18,322,840	5.846	01/31/26	18,080,796

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Media – Cable(b) – (continued)
	Unitymedia Finance LLC (BB-/Ba3)
	(1M LIBOR + 2.250%)
	$3,000,000	4.408%	09/30/25	$3,002,250
	(1M LIBOR + 2.250%)
	3,000,000	4.408	01/15/26	3,002,070
	Unitymedia Hessen GmbH & Co. KG (BB-/Ba3) (1M LIBOR + 2.000%)
	3,000,000	4.158	06/01/23	3,002,250
	Virgin Media Bristol LLC (BB-/Ba3) (1M LIBOR + 2.500%)
	25,628,080	4.658	01/15/26	25,666,010
	Ziggo Secured Finance BV (BB-/B1) (1M LIBOR + 2.500%)
	9,525,000	4.658	04/15/25	9,348,407

				186,593,774

Media – Non Cable(b) – 2.2%
	McGraw-Hill Global Education Holdings LLC (B+/B1) (1M LIBOR + 4.000%)
	21,487,313	6.242	05/04/22	20,833,668
	NEP/NCP Holdco, Inc. (B+/B2)
	(1M LIBOR + 3.250%)
	24,385,145	5.492	07/21/22	24,374,903
	(3M EURIBOR + 3.000%)
EUR	5,826,497	3.750	01/03/24	6,778,928
	NEP/NCP Holdco, Inc. (B-/Caa1) (1M LIBOR + 7.000%)
	$10,663,306	9.148	01/23/23	10,663,306
	Nielsen Finance LLC (BBB-/Ba1) (1M LIBOR + 2.000%)
	11,362,028	4.133	10/04/23	11,340,781
	SBA Senior Finance II LLC (BB/B1) (1M LIBOR + 2.000%)
	19,452,047	4.250	04/11/25	19,467,608

				93,459,194

Metals & Mining(b) – 1.4%
	Aleris International, Inc. (B-/B3) (1M LIBOR + 4.750%)
	14,862,750	6.992	02/27/23	15,118,241
	AMG Advanced Metallurgical Group NV (BB-/B1) (1M LIBOR + 3.000%)
	15,284,500	5.242	01/29/25	15,351,446
	U.S. Silica Co. (B+/B1) (1M LIBOR + 4.000%)
	20,651,568	6.250	05/01/25	20,167,495
	Unimin Corp. (BB/Ba3) (3M LIBOR + 3.750%)
	11,571,000	6.136	06/01/25	10,915,271

				61,552,453

Packaging – 3.5%
	Berlin Packaging LLC (B/B3)(b) (1M LIBOR + 3.000%)
	12,840,376	5.110	11/07/25	12,834,341
	BWAY Holding Co. (B/B2)(b) (3M LIBOR + 3.250%)
	31,235,533	5.581	04/03/24	31,196,488
	Charter NEX US Holdings, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
	15,126,860	5.242	05/16/24	15,123,684
	Consolidated Container Co. LLC (BB-/B2)(b) (1M LIBOR + 2.750%)
	10,221,944	4.992	05/22/24	10,252,609
	Flex Acquisition Co., Inc. (B/B1)(b)
	(3M LIBOR + 3.000%)
	4,665,937	5.337	12/29/23	4,660,758
	(3M LIBOR + 3.250%)
	6,000,000	5.751	06/29/25	6,012,000

Bank Loans(a) – (continued)
Packaging – (continued)
	Pro Mach Group, Inc. (B-/B2)(b) (1M LIBOR + 3.000%)
	14,427,500	5.133	03/07/25	14,377,870
	Reynolds Group Holdings, Inc. (B+/B1)(b) (1M LIBOR + 2.750%)
	17,539,475	4.992	02/05/23	17,613,141
	SIG Combibloc U.S. Acquisition, Inc. (B+/B1)
	19,632,848	7.000	03/13/22	19,646,394
	Zacapa LLC (B/B2)(b) (3M LIBOR + 5.000%)
	17,000,000	7.386	07/02/25	17,085,000

				148,802,285

Pipelines – 0.7%
	BCP Raptor LLC (B/B3)(b) (1M LIBOR + 4.250%)
	20,739,552	6.480	06/24/24	20,402,534
	Grizzly Acquisitions, Inc. (BB+/Ba3)(d)
	3,800,000	3.250	09/21/25	3,809,500
	Lotus Midstream LLC (BB+/Ba3)(d)
	3,800,000	3.250	09/25/25	3,809,500

				28,021,534

Real Estate Investment Trust(b) – 0.7%
	GGP, Inc. (BB+/Ba3)(d) (1M LIBOR + 2.500%)
	17,350,000	4.742	08/27/25	17,266,894
	iStar, Inc. (BB-/Ba2) (1M LIBOR + 2.750%)
	10,623,375	4.915	06/28/23	10,623,375

				27,890,269

Restaurants(b) – 1.4%
	1011778 B.C. Unlimited Liability Co. (B+/Ba3) (1M LIBOR + 2.250%)
	33,781,428	4.492	02/16/24	33,789,874
	IRB Holding Corp. (B/B1) (2M LIBOR + 3.250%)
	16,965,498	5.460	02/05/25	16,976,186
	NPC International, Inc. (B/B1) (1M LIBOR + 3.500%)
	10,246,500	5.576	04/19/24	10,279,801

				61,045,861

Retailers – 2.1%
	Academy Ltd. (CCC+/Caa1)(b) (1M LIBOR + 4.000%)
	17,720,894	6.104	07/01/22	13,733,693
	American Apparel (USA) LLC (NR/NR)(c)(j)
	730,781	0.000	12/31/18	337,130
	American Apparel (USA) LLC (NR/WR)(c)(j)
	575,178	0.000	02/05/20	231,622
	Bass Pro Group LLC (BB-/B1)(b) (1M LIBOR + 5.000%)
	10,648,111	7.242	09/25/24	10,750,120
	Harbor Freight Tools USA, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.500%)
	18,055,561	4.742	08/18/23	18,061,158
	JC Penney Corp., Inc. (B/B1)(b) (3M LIBOR + 4.250%)
	4,118,182	6.567	06/23/23	3,776,373
	Neiman Marcus Group Ltd., Inc. (CCC/Caa1)(b) (1M LIBOR + 3.250%)
	12,308,429	5.370	10/25/20	11,418,899
	Party City Holdings, Inc. (BB-/Ba2)(b) (1M LIBOR + 2.750%)
	6,425,434	5.056	08/19/22	6,470,155
	PetSmart, Inc. (CCC/B3)(b) (1M LIBOR + 3.000%)
	12,143,204	5.120	03/11/22	10,576,973

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate			Maturity Date		Value
Bank Loans(a) – (continued)
Retailers – (continued)
	Staples, Inc. (B+/B1)(b) (3M LIBOR + 4.000%)
	$8,609,938		6.343%		09/12/24		$8,604,599
	The Men’s Wearhouse, Inc. (BB-/Ba3)(b) (1M LIBOR + 3.500%)
	5,328,979		5.604		04/09/25		5,338,998

							89,299,720

Services Cyclical – Business Services(b) – 3.2%
	Asurion LLC (B+/Ba3) (1M LIBOR + 3.000%)
	7,132,611		5.242		11/03/23		7,183,894
	Asurion LLC (B-/B3) (1M LIBOR + 6.500%)
	20,725,000		8.742		08/04/25		21,282,088
	EVO Payments International LLC (B/B2) (1M LIBOR + 3.250%)
	14,347,452		5.490		12/22/23		14,446,163
	First Data Corp. (BB/Ba2)
	(1M LIBOR + 2.000%)
	7,728,466		4.212		07/08/22		7,739,904
	(1M LIBOR + 2.000%)
	32,063,804		4.212		04/26/24		32,086,569
	Global Payments, Inc. (BBB-/Ba2) (1M LIBOR + 1.750%)
	12,201,127		3.992		04/21/23		12,213,328
	Lighthouse Network LLC (B+/B1) (3M LIBOR + 4.500%)
	2,977,500		6.842		11/29/24		2,997,985
	Vantiv LLC (BBB-/Ba2)
	(1M LIBOR + 1.750%)
	18,193,250		3.884		10/14/23		18,213,444
	(1M LIBOR + 1.750%)
	18,830,375		3.884		08/09/24		18,848,076

							135,011,451

Services Cyclical – Consumer Services – 2.6%
	Asurion LLC (B+/Ba3)(b) (1M LIBOR + 3.000%)
	35,249,870		5.242		08/04/22		35,526,934
	Bright Horizons Family Solutions, Inc. (BB/Ba3)(b) (1M LIBOR + 1.750%)
	24,693,853		3.992		11/07/23		24,717,065
	KUEHG Corp. (B-/B2)
	2,125,983		4.750(d)		08/13/22		2,134,849
	(3M LIBOR + 3.750%)
	14,761,733		6.136(b)		02/21/25		14,823,290
	Spin Holdco, Inc. (B/B2)(b) (3M LIBOR + 3.250%)
	31,367,830		5.589		11/14/22		31,428,684
	USIC Holdings, Inc. (B/B2)(d)
	720,777		4.250		12/08/23		724,683

							109,355,505

Technology – Software/Services – 12.7%
	Almonde, Inc. (B-/B2)(b) (1M LIBOR + 3.500%)
	8,498,009		5.886		06/13/24		8,500,559
	Almonde, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
	3,825,000		9.636		06/13/25		3,784,379
	Ancestry.com Operations, Inc. (B/B2)(b) (1M LIBOR + 3.250%)
	21,434,714		5.500		10/19/23		21,501,804
	AppLovin Corp. (B+/B1)(b) (3M LIBOR + 3.750%)
	15,025,000		6.064		08/15/25		15,194,031
	Aspect Software, Inc. (NR/WR)(b) (1M LIBOR + 10.500%)
	4,475,855		12.813		05/25/20		3,731,744
	Avast Software BV (BB-/Ba3)(b) (3M LIBOR + 2.500%)
	3,773,812		4.886		09/30/23		3,793,285

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
	BMC Software Finance, Inc. (B+/B1)(b) (1M LIBOR + 3.250%)
	44,992,852	5.492		09/10/22		45,423,883
	BMC Software Finance, Inc. (B+/Ba3)(b) (1M EURIBOR + 3.750%)
EUR	4,953,180	3.750		09/10/22		5,804,836
	Bracket Intermediate Holding Corp. (B-/B2)(b) (3M LIBOR + 4.250%)
	$10,200,000	6.571		09/05/25		10,200,000
	CCC Information Services, Inc. (B/B2)(b) (1M LIBOR + 3.000%)
	10,739,957	5.250		04/27/24		10,780,232
	CCC Information Services, Inc. (CCC/Caa2)(b) (1M LIBOR + 6.750%)
	2,675,000	8.992		04/27/25		2,690,060
	Ceridian HCM Holding, Inc. (B/B3)(b) (1M LIBOR + 3.250%)
	25,790,000	5.492		04/05/25		25,822,237
	Dynatrace LLC (B/B1)(b) (1M LIBOR + 3.250%)
	8,575,000	5.474		08/22/25		8,621,477
	Dynatrace LLC (CCC+/Caa1)(b) (3M LIBOR + 7.000%)
	4,000,000	9.224		08/21/26		4,045,000
	Ensono LP (B/B2)(b) (1M LIBOR + 5.250%)
	13,416,375	7.492		06/27/25		13,539,403
	Financial & Risk Holdings, Inc. (B/B2)(d)
EUR	3,500,000	0.000		09/14/25		4,085,539
	Financial & Risk US Holdings, Inc. (B/B2)(d)
	$25,250,000	3.750		09/17/25		25,183,340
	Genuine Financial Holdings LLC (B/B2)(b) (3M LIBOR + 3.750%)
	17,225,000	6.136		07/12/25		17,311,125
	Genuine Financial Holdings LLC (CCC+/Caa2)(b)(c) (3M LIBOR + 7.250%)
	4,300,000	9.636		07/10/26		4,289,250
	Infor (US), Inc. (B/B1)(b) (3M LIBOR + 2.750%)
	42,033,135	5.136		02/01/22		42,131,492
	ION Trading Technologies S.a.r.l. (B/B2)(d)
EUR	3,516,143	0.000		11/21/24		4,049,271
	$18,677,952	5.000		11/21/24		18,590,353
	MA FinanceCo. LLC (BB-/B1)(b)
	(1M LIBOR + 2.250%)
	6,974,664	4.492		11/19/21		6,939,791
	(1M LIBOR + 2.500%)
	3,856,417	4.742		06/21/24		3,843,575
	Marcel LUX IV S.a.r.l. (B/B2)(d)
	10,000,000	3.500		09/26/25		10,025,000
	McAfee LLC (B/B1)(b) (1M LIBOR + 4.500%)
	6,153,383	6.742		09/30/24		6,200,641
	McAfee LLC (B-/Caa1)(b) (1M LIBOR + 8.500%)
	3,200,000	10.742		09/29/25		3,256,000
	MH Sub I LLC (B/B2)(b) (1M LIBOR + 3.750%)
	19,156,500	5.915		09/13/24		19,276,228
	Microchip Technology, Inc. (BB+/Baa3)(b) (1M LIBOR + 2.000%)
	15,874,175	4.250		05/29/25		15,877,509
	Micron Technology, Inc. (BBB-/Baa2)(b) (1M LIBOR + 1.750%)
	10,648,989	4.000		04/26/22		10,677,848
	Moda Midstream LLC (BB+/B1) (c)(d)
	3,200,000	3.250		09/26/25		3,208,000

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
Omnitracs, Inc. (B/B2)(b) (3M LIBOR + 2.750%)
$23,437,260	5.123%	03/21/25	$23,349,370
PowerSchool (B-/B2)(b) (1M LIBOR + 3.250%)
17,100,000	5.354	08/01/25	17,100,000
Quorum Software, Inc. (B/B2)(b) (3M LIBOR + 4.000%)
6,325,000	6.248	09/01/25	6,351,375
Seattle SpinCo, Inc. (BB-/B1)(b) (1M LIBOR + 2.500%)
26,043,333	4.742	06/21/24	25,956,609
SS&C Technologies Holdings Europe S.a.r.l. (BB/Ba3)(b) (1M LIBOR + 2.250%)
12,674,235	4.492	04/16/25	12,682,220
SS&C Technologies, Inc. (BB/Ba3)(b) (1M LIBOR + 2.250%)
32,670,821	4.492	04/16/25	32,691,403
TriTech Software Systems (B/B2)(b) (1M LIBOR + 3.750%)
13,675,000	5.992	08/29/25	13,745,700
TTM Technologies, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.500%)
4,131,746	4.604	09/28/24	4,143,811
Ultra Clean Holdings, Inc. (B+/B1)(d)
6,775,000	4.500	08/27/25	6,690,313
Vertafore, Inc. (B-/B2)(b) (1M LIBOR + 3.250%)
15,325,000	5.492	07/02/25	15,386,300
Vertafore, Inc. (CCC/Caa2)(b) (1M LIBOR + 7.250%)
3,500,000	9.492	07/02/26	3,524,080

			539,999,073

Telecommunication Services – 1.2%
DigiCert, Inc. (B-/B2)(b) (3M LIBOR + 4.000%)
6,300,000	6.386	10/31/24	6,307,875
Frontier Communications Corp. (B/B2)(b)
(1M LIBOR + 2.750%)
10,572,917	5.000	03/31/21	10,361,458
(1M LIBOR + 3.750%)
10,248,111	6.000	06/15/24	10,028,699
MLN US Holding Co. LLC (B/B2)(d)
5,325,000	4.500	07/11/25	5,371,594
Shutterfly, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.750%)
8,379,000	5.000	08/17/24	8,406,902
Vivid Seats Ltd. (B/B2)(d)
10,750,000	4.500	06/30/24	10,682,813

			51,159,341

Textiles(b) – 0.4%
Renfro Corp. (B/WR) (1M LIBOR + 5.500%)
16,878,092	7.750	03/31/21	16,825,432

Transportation Services(b)(c) – 0.2%
Hornblower Sub LLC (B+/B2) (3M LIBOR + 4.500%)
9,775,875	6.886	04/28/25	9,800,315

Utilities – Electric(b) – 0.6%
Calpine Corp. (BB/Ba2) (3M LIBOR + 2.500%)
20,144,581	4.890	01/15/24	20,140,351
Vistra Energy Corp. (BBB-/Ba1) (1M LIBOR + 2.000%)
6,209,438	4.200	12/31/25	6,214,095

			26,354,446

Wireless Telecommunications(b) – 2.5%
Digicel International Finance Ltd. (NR/B1) (1M LIBOR + 3.250%)
32,844,837	5.570	05/28/24	31,079,427

Bank Loans(a) – (continued)
Wireless Telecommunications(b) – (continued)
Intelsat Jackson Holdings SA (BB-/B1) (1M LIBOR + 3.750%)
42,093,671	5.980	11/27/23	42,239,736
Sprint Communications, Inc. (BB-/Ba2) (1M LIBOR + 2.500%)
31,984,653	4.750	02/02/24	32,064,615

			105,383,778

Wirelines Telecommunications – 3.0%
CenturyLink, Inc. (BBB-/Ba3)(b) (1M LIBOR + 2.750%)
41,816,572	4.992	01/31/25	41,513,402
Cincinnati Bell, Inc. (BB-/Ba3)(b) (1M LIBOR + 3.250%)
10,950,000	5.492	10/02/24	10,958,541
Consolidated Communications, Inc. (BB-/Ba3)(b) (1M LIBOR + 3.000%)
20,981,933	5.250	10/04/23	20,663,846
GTT Communications, Inc. (B/B2)(b) (1M LIBOR + 2.750%)
41,924,933	4.990	05/31/25	41,563,960
Level 3 Financing, Inc. (BBB-/Ba1)(b) (1M LIBOR + 2.250%)
5,000,000	4.432	02/22/24	5,013,200
Windstream Corp. (B/Caa1)(b) (1M LIBOR + 4.000%)
10,198,241	6.160	03/29/21	9,747,785

			129,460,734

TOTAL BANK LOANS
(Cost $3,762,264,011)			$3,739,692,549

Corporate Obligations – 4.4%
Commercial Services(e)(f) – 0.2%
Financial & Risk US Holdings, Inc. (B/B2)
$9,600,000	6.250%	05/15/26	$9,636,000

Consumer Cyclical Services – Business(c) – 0.0%
Escrow Ambassadors Group, Inc. (NR/NR)
9,986,469	13.000	04/15/20	—

Diversified Financial Services – 0.3%
International Lease Finance Corp. (BBB-/Baa3)
7,500,000	5.875	04/01/19	7,603,516
Navient Corp. (B+/Ba3)
4,550,000	6.625	07/26/21	4,743,375

			12,346,891

Electrical(e)(f) – 0.1%
Calpine Corp. (BB/Ba2)
4,350,000	5.250	06/01/26	4,023,750

Entertainment(e)(f) – 0.6%
Scientific Games International, Inc. (B+/Ba3)
26,800,000	5.000	10/15/25	25,393,000

Healthcare Providers & Services – 0.4%
CHS/Community Health Systems, Inc. (B-/Caa1)(e)
3,800,000	6.250	03/31/23	3,619,500
HCA, Inc. (BBB-/Ba1)
12,900,000	5.000	03/15/24	13,222,500

			16,842,000

Leisure Time(e)(f) – 0.2%
VOC Escrow Ltd. (BB-/Ba2)
8,450,000	5.000	02/15/28	8,133,125

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – 1.3%
	Altice Financing SA (B+/B1)(e)(f)
	$23,425,000	7.500%		05/15/26	$22,605,125
	Altice France SA (B/B1)(e)(f)
	8,525,000	6.250		05/15/24	8,407,781

	DISH DBS Corp. (B/B1)
	5,000,000	7.750		07/01/26	4,700,000
	Nexstar Broadcasting, Inc. (B+/B3)(e)(f)
	2,500,000	5.625		08/01/24	2,446,875
	Virgin Media Secured Finance PLC (BB-/Ba3)(e)(f)
	16,300,000	5.500		08/15/26	16,075,875

					54,235,656

Oil Field Services(e) – 0.5%
	Exterran Energy Solutions LP/EES Finance Corp. (B+/NR)
	9,850,000	8.125		05/01/25	10,268,625
	Noble Holding International Ltd. (B/Caa1)
	11,000,000	7.750		01/15/24	10,917,500
	SM Energy Co. (BB-/B2)
	2,400,000	6.750		09/15/26	2,484,000

					23,670,125

Packaging(e)(f) – 0.2%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB/Ba3)
	8,200,000	4.250		09/15/22	8,025,750

Retailing(e)(f) – 0.2%
	1011778 BC ULC/New Red Finance, Inc. (B+/Ba3)
	8,800,000	4.250		05/15/24	8,360,000

Telecommunication Services(f) – 0.4%
	Sprint Communications, Inc. (B+/B1)
	8,075,000	9.000		11/15/18	8,125,469
	Wind Tre SpA (BB-/B1)(e) (3M EURIBOR + 2.750%)
EUR	4,550,000	2.750	(b)	01/20/24	4,924,554
	$5,350,000	5.000		01/20/26	4,580,938

					17,630,961

	TOTAL CORPORATE OBLIGATIONS
	(Cost $192,960,833)				$188,297,258

Shares	Description	Value
Common Stocks – 0.4%
Equity Real Estate Investment Trusts (REITs) – 0.1%
296,589	VICI Properties, Inc.	$6,412,254

Hotels, Restaurants & Leisure(g) – 0.1%
347,709	Caesars Entertainment Corp.	3,564,017

Oil, Gas & Consumable Fuels – 0.2%
403,483	Aspect Software, Inc.(c)	2,021
1,286,477	Blue Ridge Mountain Resources, Inc.(g)(h)	6,818,328

TOTAL COMMON STOCKS
(Cost $21,587,137)		$16,796,620

Units	Expiration Date	Value
Warrant(g) – 0.0%
True Religion Warrant (NR/NR)
2,145		$—
True Religion Warrant (NR/NR)
8,103		—

TOTAL WARRANT
(Cost $0)		$—

Shares	Description	Value
Exchange Traded Funds – 3.6%
236,762	Goldman Sachs Access Treasury 0-1 Year ETF (NR/NR)(i)	$23,714,082
3,670,000	Invesco Senior Loan ETF (NR/ NR)	85,033,900
910,000	SPDR Blackstone/GSO Senior Loan ETF (NR/NR)	43,088,500

TOTAL EXCHANGE TRADED FUNDS
(Cost $151,212,152)		$151,836,482

Shares	Distribution Rate	Value
Investment Company(i) – 4.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
202,279,736	2.060%	$202,279,736
(Cost $202,279,736)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $4,330,303,869)		$4,298,902,645

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(j) – 1.0%
Commercial Paper – 1.0%
HP, Inc. (NR/NR)
$13,398,000	0.000%	10/15/18	$13,384,201
4,041,000	0.000	10/22/18	4,035,111
Sempra Energy Holdings (NR/NR)
5,000,000	0.000	10/04/18	4,998,005
21,143,000	0.000	10/18/18	21,114,281

TOTAL SHORT-TERM INVESTMENTS
(Cost $43,536,128)			$43,531,598

TOTAL INVESTMENTS – 102.0%
(Cost $4,373,839,997)			$4,342,434,243

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%			(86,849,800)

NET ASSETS – 100.0%			$4,255,584,443

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As Bank Loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on September 30, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(d)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $130,738,242, which represents approximately 3.1% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(g)	Security is currently in default and/or non-income producing.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $6,818,328, which represents approximately 0.2% of the Fund’s net assets as of September 30, 2018.

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources, Inc. (Common Stocks)	02/27/17 – 10/27/17	$12,836,870

(i)	Represents an affiliated issuer.
(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NR	—Not Rated
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At September 30, 2018, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Mavis Tire Express Services Corp. (B/B1) 1.000%, due 03/20/25	$1,817,889	$1,810,156	$(6,814)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	30,211,105	EUR	25,796,322	10/03/18	$253,199

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
5 Year U.S. Treasury Notes	(301)	12/31/18	$(33,855,445)	$260,078
10 Year U.S. Treasury Notes	(874)	12/19/18	(103,814,813)	1,185,386
TOTAL FUTURES CONTRACTS				$1,445,464

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.750%	3M LIBOR	12/19/23	$20,200	$320,849	$255,276	$65,573
2.750	3M LIBOR	12/19/25	22,250	494,958	400,003	94,955
TOTAL				$815,807	$655,279	$160,528

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 90.7%
Aerospace & Defense – 1.6%
Lockheed Martin Corp.
$850,000	4.070%		12/15/42	$826,236
Northrop Grumman Corp.(a)
800,000	2.930		01/15/25	759,967
3,025,000	3.250		01/15/28	2,844,474
450,000	4.030		10/15/47	422,003
The Boeing Co.(a)
500,000	2.600		10/30/25	467,577
500,000	3.550		03/01/38	471,269
United Technologies Corp.(a)
425,000	3.950		08/16/25	422,988

				6,214,514

Agriculture(a) – 0.4%
BAT Capital Corp.(b)
620,000	3.222		08/15/24	590,945
200,000	3.557		08/15/27	186,250
375,000	4.540		08/15/47	345,443
Reynolds American, Inc.
525,000	5.850		08/15/45	570,925

				1,693,563

Automotive – 1.2%
Ford Motor Credit Co. LLC
2,925,000	5.875		08/02/21	3,059,062
General Motors Financial Co., Inc.
1,600,000	4.375		09/25/21	1,628,354

				4,687,416

Banks – 20.3%
Banco Santander SA
1,000,000	4.250		04/11/27	944,457
200,000	4.379		04/12/28	189,694
Bank of America Corp.
(3M USD LIBOR + 0.930%)
2,100,000	2.816	(a)(c)	07/21/23	2,029,815
1,200,000	4.125		01/22/24	1,219,163
2,973,000	4.000		04/01/24	3,002,726
(3M USD LIBOR + 1.040%)
5,163,000	3.419	(a)(c)	12/20/28	4,845,940
(3M USD LIBOR + 1.070%)
1,150,000	3.970	(a)(c)	03/05/29	1,122,066
(3M USD LIBOR + 1.310%)
1,050,000	4.271	(a)(c)	07/23/29	1,048,734
125,000	6.110		01/29/37	143,756
BNP Paribas SA(b)
4,600,000	3.500		03/01/23	4,486,783
775,000	3.375		01/09/25	733,659
BPCE SA(b)
1,350,000	4.625		09/12/28	1,331,200
Citigroup, Inc.
625,000	5.375		08/09/20	648,134
3,200,000	2.700	(a)	10/27/22	3,077,081
1,300,000	3.875		03/26/25	1,264,123
800,000	4.450		09/29/27	790,756
1,200,000	4.750		05/18/46	1,170,514

Corporate Obligations – (continued)
Banks – (continued)
Credit Agricole SA
650,000	4.375		03/17/25	635,695
Credit Suisse Group AG(a)(b)
2,545,000	4.282		01/09/28	2,475,223
Credit Suisse Group Funding Guernsey Ltd.
2,150,000	3.125		12/10/20	2,132,628
884,000	4.550		04/17/26	888,242
300,000	4.875		05/15/45	304,090
Deutsche Bank AG
1,125,000	2.700		07/13/20	1,099,636
HSBC Bank USA NA
300,000	7.000		01/15/39	385,389
HSBC Holdings PLC
(3M USD LIBOR + 1.055%)
900,000	3.262	(a)(c)	03/13/23	881,823
(3M USD LIBOR + 1.000%)
725,000	3.322	(a)(c)	05/18/24	723,713
100,000	6.500		05/02/36	117,793
Huntington Bancshares, Inc.(a)
750,000	4.000		05/15/25	748,724
ING Bank NV(a)(c) (5 year USD ICE Swap + 2.700%)
3,075,000	4.125		11/21/23	3,078,727
Intesa Sanpaolo SpA(b)
900,000	3.375		01/12/23	833,204
JPMorgan Chase & Co.
5,000,000	3.875		09/10/24	4,952,285
1,000,000	3.200	(a)	06/15/26	947,883
1,628,000	3.625	(a)	12/01/27	1,535,385
(3M USD LIBOR + 1.360%)
600,000	3.882	(a)(c)	07/24/38	560,394
(3M USD LIBOR + 3.800%)
1,575,000	5.300	(a)(c)	12/29/49	1,610,437
Mizuho Financial Group, Inc.
700,000	2.601		09/11/22	667,957
Morgan Stanley, Inc.
7,750,000	3.700		10/23/24	7,630,697
3,550,000	4.000		07/23/25	3,538,163
(3M USD LIBOR + 1.455%)
800,000	3.971	(a)(c)	07/22/38	746,933
500,000	4.300		01/27/45	481,717
PNC Bank NA
1,100,000	4.050		07/26/28	1,100,865
Royal Bank of Scotland Group PLC
(3M USD LIBOR + 1.480%)
1,008,000	3.498	(a)(c)	05/15/23	976,730
2,001,000	3.875		09/12/23	1,943,693
(3M USD LIBOR + 1.550%)
1,075,000	4.519	(a)(c)	06/25/24	1,071,946
(3M USD LIBOR + 1.754%)
825,000	4.892	(a)(c)	05/18/29	819,927
Santander Holdings USA, Inc.(a)
750,000	4.500		07/17/25	740,615
UBS Group Funding Switzerland AG(b)
2,200,000	3.000		04/15/21	2,167,362
UniCredit SpA(b)
500,000	4.625		04/12/27	458,739

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Wells Fargo & Co.
$1,900,000	3.000%		02/19/25	$1,798,524
850,000	3.900		05/01/45	792,169
Wells Fargo Bank NA
799,000	5.950		08/26/36	930,581
Westpac Banking Corp.(a)(c) (5 year USD ICE Swap + 2.236%)
625,000	4.322		11/23/31	602,250

				78,428,740

Beverages – 3.6%
Anheuser-Busch InBev Finance, Inc.(a)
6,975,000	3.300		02/01/23	6,895,932
1,450,000	4.700		02/01/36	1,451,946
Anheuser-Busch InBev Worldwide, Inc.
325,000	4.950		01/15/42	331,286
550,000	4.600	(a)	04/15/48	532,776
Bacardi Ltd.(a)(b)
825,000	5.300		05/15/48	808,927
Beam Suntory, Inc.(a)
1,575,000	3.250		05/15/22	1,543,942
Keurig Dr Pepper, Inc.(a)(b)
1,250,000	4.057		05/25/23	1,252,182
1,200,000	4.597		05/25/28	1,205,850

				14,022,841

Biotechnology(a) – 0.6%
Amgen, Inc.
800,000	4.400		05/01/45	774,426
Gilead Sciences, Inc.
750,000	4.000		09/01/36	722,533
500,000	4.800		04/01/44	516,878
350,000	4.750		03/01/46	360,765
100,000	4.150		03/01/47	94,740

				2,469,342

Chemicals – 1.4%
Syngenta Finance NV(b)
1,905,000	3.698		04/24/20	1,900,677
970,000	3.933		04/23/21	967,272
The Sherwin-Williams Co.(a)
2,050,000	3.125		06/01/24	1,968,997
475,000	4.000		12/15/42	423,068

				5,260,014

Commercial Services(b) – 0.1%
DP World Ltd.
200,000	5.625		09/25/48	197,600

Computers – 2.8%
Apple, Inc.
500,000	2.750	(a)	01/13/25	479,026
1,725,000	2.450	(a)	08/04/26	1,590,776
1,025,000	4.500	(a)	02/23/36	1,101,972
3,352,000	3.850		05/04/43	3,226,421
Dell International LLC/EMC Corp.(a)(b)
2,900,000	5.450		06/15/23	3,049,741

Corporate Obligations – (continued)
Computers – (continued)
Hewlett Packard Enterprise Co.(a)
1,400,000	4.900		10/15/25	1,439,120

				10,887,056

Diversified Financial Services – 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
900,000	4.625		10/30/20	917,165
Air Lease Corp.
775,000	2.125		01/15/20	762,796
GE Capital International Funding Co.
1,750,000	4.418		11/15/35	1,647,020
Synchrony Financial(a)
425,000	4.500		07/23/25	410,029

				3,737,010

Electrical – 6.0%
Arizona Public Service Co.(a)
675,000	3.750		05/15/46	615,214
Berkshire Hathaway Energy Co.
725,000	3.250	(a)	04/15/28	686,396
1,267,000	6.125		04/01/36	1,533,799
CMS Energy Corp.(a)
500,000	4.875		03/01/44	527,892
Dominion Energy, Inc.(a)
1,450,000	2.000		08/15/21	1,385,607
1,225,000	3.900		10/01/25	1,205,170
Duke Energy Carolinas LLC(a)
750,000	3.950		03/15/48	714,125
Duke Energy Corp.(a)
500,000	2.650		09/01/26	452,074
400,000	4.800		12/15/45	412,162
Emera US Finance LP(a)
775,000	2.700		06/15/21	752,339
Entergy Corp.(a)
875,000	2.950		09/01/26	803,934
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,105,366
400,000	4.450		04/15/46	387,773
Florida Power & Light Co.(a)
675,000	3.950		03/01/48	658,260
Pacific Gas & Electric Co.
225,000	4.250	(a)(b)	08/01/23	226,159
275,000	3.300	(a)	03/15/27	252,992
225,000	4.650	(a)(b)	08/01/28	226,607
175,000	6.050		03/01/34	198,912
1,150,000	4.250	(a)	03/15/46	1,054,574
475,000	3.950	(a)	12/01/47	412,899
PPL WEM Ltd./Western Power Distribution Ltd.(a)(b)
1,750,000	5.375		05/01/21	1,812,880
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,247,133
Public Service Electric & Gas Co.(a)
1,525,000	3.950		05/01/42	1,477,083
Puget Sound Energy, Inc.(a)
625,000	4.223		06/15/48	627,522
Sempra Energy(a)
570,000	3.400		02/01/28	533,536
1,125,000	3.800		02/01/38	1,014,956

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electrical – (continued)
Southern California Edison Co.(a)
$650,000	4.050%		03/15/42	$613,470
375,000	4.125		03/01/48	358,464
The Southern Co.(a)
1,800,000	3.250		07/01/26	1,678,774

				22,976,072

Food & Drug Retailing – 0.5%
Grupo Bimbo SAB de CV(a)
1,070,000	4.700		11/10/47	991,087
Smithfield Foods, Inc.(b)
925,000	2.700		01/31/20	910,740

				1,901,827

Gas(a) – 0.5%
NiSource, Inc.
825,000	3.650	(b)	06/15/23	814,711
1,025,000	3.490		05/15/27	972,110

				1,786,821

Hand/Machine Tools(a) – 0.1%
Snap-on, Inc.
550,000	4.100		03/01/48	538,884

Healthcare Providers & Services – 6.5%
Becton Dickinson & Co.(a)
10,475,000	2.894		06/06/22	10,184,257
975,000	3.363		06/06/24	942,028
275,000	4.669		06/06/47	271,993
Edwards Lifesciences Corp.(a)
825,000	4.300		06/15/28	824,583
Halfmoon Parent, Inc.(a)(b)
7,850,000	3.750		07/15/23	7,825,985
1,675,000	4.125		11/15/25	1,670,227
1,175,000	4.900		12/15/48	1,166,513
Thermo Fisher Scientific, Inc.(a)
1,000,000	3.650		12/15/25	979,119
UnitedHealth Group, Inc.
1,125,000	4.625		07/15/35	1,197,554

				25,062,259

Insurance – 3.1%
AIA Group Ltd.(a)(b)
2,650,000	3.200		03/11/25	2,519,376
American International Group, Inc.
550,000	3.900	(a)	04/01/26	537,691
325,000	4.200	(a)	04/01/28	321,580
700,000	6.250		05/01/36	804,871
350,000	4.500	(a)	07/16/44	330,324
225,000	4.800	(a)	07/10/45	222,665
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	395,112
323,000	5.031		12/15/46	337,509
Arch Capital Group Ltd.
845,000	7.350		05/01/34	1,078,408
Great-West Lifeco Finance 2018 LP(a)(b)
425,000	4.047		05/17/28	427,705

Corporate Obligations – (continued)
Insurance – (continued)
MetLife, Inc.
400,000	4.050		03/01/45	374,231
Prudential Financial, Inc.(a)
650,000	3.905		12/07/47	584,767
Teachers Insurance & Annuity Association of America(b)
890,000	4.900		09/15/44	945,459
The Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	241,488
The Northwestern Mutual Life Insurance Co.(a)(b)
800,000	3.850		09/30/47	733,188
Voya Financial, Inc.
1,275,000	3.650		06/15/26	1,214,677
XLIT Ltd.
998,000	4.450		03/31/25	988,702

				12,057,753

Internet(a) – 1.9%
Amazon.com, Inc.
5,400,000	3.875		08/22/37	5,286,871
1,800,000	4.950		12/05/44	2,013,043

				7,299,914

Machinery-Diversified(a) – 0.3%
Roper Technologies, Inc.
1,275,000	3.800		12/15/26	1,239,649

Media – 3.0%
21st Century Fox America, Inc.
650,000	6.150		03/01/37	808,005
700,000	6.150		02/15/41	892,347
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
2,225,000	4.464		07/23/22	2,262,254
4,150,000	4.500		02/01/24	4,175,435
Comcast Corp.
638,000	3.300	(a)	02/01/27	603,074
825,000	3.150	(a)	02/15/28	765,014
250,000	6.400		03/01/40	298,742
525,000	3.400	(a)	07/15/46	424,779
263,000	3.999	(a)	11/01/49	234,055
Time Warner Cable LLC(a)
500,000	5.875		11/15/40	504,806
94,000	5.500		09/01/41	90,538
Viacom, Inc.(a)
450,000	5.850		09/01/43	476,089

				11,535,138

Mining(b) – 0.4%
Glencore Finance Canada Ltd.
800,000	4.950		11/15/21	824,488
825,000	4.250		10/25/22	830,800

				1,655,288

Miscellaneous Manufacturing – 0.1%
General Electric Co.
269,000	5.875		01/14/38	300,270

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – 8.4%
	Anadarko Petroleum Corp.
	$4,025,000	8.700%		03/15/19	$4,126,145
	2,140,000	3.450	(a)	07/15/24	2,059,998
	425,000	5.550	(a)	03/15/26	450,963
	525,000	6.450		09/15/36	599,066
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.(a)
	350,000	4.080		12/15/47	317,627
	BP Capital Markets PLC
	700,000	2.750		05/10/23	672,626
	1,475,000	3.224	(a)	04/14/24	1,441,949
	1,025,000	3.119	(a)	05/04/26	977,386
	Canadian Natural Resources Ltd.(a)
	1,375,000	3.850		06/01/27	1,339,069
	62,000	4.950		06/01/47	64,300
	Cenovus Energy, Inc.(a)
	525,000	4.250		04/15/27	507,491
	Concho Resources, Inc.(a)
	900,000	4.300		08/15/28	896,354
	Continental Resources, Inc.(a)
	2,050,000	4.500		04/15/23	2,085,875
	Devon Energy Corp.(a)
	1,320,000	3.250		05/15/22	1,296,806
	1,500,000	5.850		12/15/25	1,634,744
	Dolphin Energy Ltd. LLC(b)
	44,280	5.888		06/15/19	44,833
	Gazprom OAO Via Gaz Capital SA
	70,000	8.625	(d)	04/28/34	86,625
	110,000	7.288		08/16/37	122,925
	Halliburton Co.(a)
	550,000	3.800		11/15/25	545,289
	900,000	5.000		11/15/45	961,158
	Lukoil International Finance BV
	1,030,000	4.563		04/24/23	1,018,443
	Marathon Oil Corp.(a)
	2,050,000	4.400		07/15/27	2,049,794
	Marathon Petroleum Corp.(a)
	725,000	3.625		09/15/24	715,437
	Patterson-UTI Energy, Inc.(a)
	1,800,000	3.950		02/01/28	1,665,355
	Petroleos Mexicanos
	422,000	6.375		02/04/21	441,623
EUR	1,370,000	5.125		03/15/23	1,759,645
	$972,000	6.875		08/04/26	1,022,933
	110,000	6.750		09/21/47	104,500
	184,000	6.350	(b)	02/12/48	168,021
	Reliance Industries Ltd.(b)
	250,000	3.667		11/30/27	229,491
	Suncor Energy, Inc.(a)
	900,000	3.600		12/01/24	890,456
	Valero Energy Corp.
	1,700,000	3.650		03/15/25	1,662,500
	450,000	4.350	(a)	06/01/28	453,275

					32,412,702

Corporate Obligations – (continued)
Pharmaceuticals – 4.8%
	AbbVie, Inc.
	1,675,000	3.375		11/14/21	1,672,707
	1,800,000	2.850	(a)	05/14/23	1,733,133
	1,150,000	3.750	(a)	11/14/23	1,145,527
	600,000	4.875	(a)	11/14/48	590,335
	Bayer US Finance II LLC(a)(b)
	1,100,000	3.875		12/15/23	1,092,619
	2,200,000	3.375		07/15/24	2,094,684
	2,100,000	4.250		12/15/25	2,087,094
	925,000	4.375		12/15/28	906,267
	574,000	4.700		07/15/64	484,931
	CVS Health Corp.(a)
	450,000	3.875		07/20/25	443,448
	3,850,000	5.125		07/20/45	3,957,935
	Elanco Animal Health, Inc.(b)
	1,125,000	3.912		08/27/21	1,127,389
	Mylan NV(a)
	225,000	5.250		06/15/46	210,454
	Teva Pharmaceutical Finance Netherlands III BV
	660,000	2.200		07/21/21	620,202
	510,000	2.800		07/21/23	452,355

					18,619,080

Pipelines – 8.2%
	Abu Dhabi Crude Oil Pipeline LLC(b)
	490,000	4.600		11/02/47	477,750
	Enbridge, Inc.(a)
	750,000	2.900		07/15/22	727,464
	1,000,000	3.500		06/10/24	974,350
	Energy Transfer Partners LP(a)
	650,000	4.650		06/01/21	665,625
	1,540,000	5.200		02/01/22	1,599,054
	1,750,000	4.200		09/15/23	1,763,891
	456,000	5.150		03/15/45	430,481
	350,000	5.300		04/15/47	339,095
	Enterprise Products Operating LLC(a)(c) (3M USD LIBOR + 2.778%)
	1,765,000	5.099		06/01/67	1,756,223
	EQT Midstream Partners LP(a)
	2,964,000	4.750		07/15/23	3,007,818
	Kinder Morgan Energy Partners LP(a)
	1,500,000	3.950		09/01/22	1,509,758
	700,000	5.400		09/01/44	718,589
	Magellan Midstream Partners LP(a)
	300,000	4.200		03/15/45	269,430
	400,000	4.250		09/15/46	373,198
	MPLX LP(a)
	950,000	4.500		04/15/38	895,370
	400,000	4.700		04/15/48	372,759
	ONEOK, Inc.(a)
	875,000	4.550		07/15/28	879,366
	Plains All American Pipeline LP/PAA Finance Corp.(a)
	400,000	3.650		06/01/22	395,108
	1,250,000	3.850		10/15/23	1,230,935
	1,819,000	4.650		10/15/25	1,837,988
	380,000	5.150		06/01/42	358,177

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – (continued)
Sabine Pass Liquefaction LLC(a)
$1,875,000	6.250%		03/15/22	$2,015,357
2,025,000	5.625		03/01/25	2,159,156
Sunoco Logistics Partners Operations LP(a)
900,000	5.400		10/01/47	890,251
The Williams Cos., Inc.
3,630,000	3.600	(a)	03/15/22	3,606,379
150,000	6.300		04/15/40	169,575
275,000	4.900	(a)	01/15/45	267,537
181,000	5.100	(a)	09/15/45	181,939
Valero Energy Partners LP(a)
1,325,000	4.375		12/15/26	1,300,577
Western Gas Partners LP(a)
400,000	5.450		04/01/44	376,813

				31,550,013

Real Estate Investment Trust – 2.0%
American Campus Communities Operating Partnership LP(a)
1,600,000	4.125		07/01/24	1,587,563
American Tower Corp.
1,550,000	5.000		02/15/24	1,620,783
Duke Realty LP(a)
400,000	4.000		09/15/28	394,328
Kilroy Realty LP
1,125,000	6.625		06/01/20	1,179,586
National Retail Properties, Inc.(a)
700,000	3.600		12/15/26	666,535
Select Income REIT(a)
1,125,000	3.600		02/01/20	1,118,945
VEREIT Operating Partnership LP(a)
1,225,000	4.875		06/01/26	1,237,250

				7,804,990

Retailing – 0.6%
Dollar Tree, Inc.(a)
600,000	4.000		05/15/25	588,523
Starbucks Corp.(a)
875,000	3.800		08/15/25	869,219
The Home Depot, Inc.
400,000	5.875		12/16/36	486,856
Walmart, Inc.(a)
475,000	4.050		06/29/48	475,700

				2,420,298

Semiconductors – 1.6%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
1,500,000	3.000		01/15/22	1,461,390
3,200,000	3.625		01/15/24	3,109,084
400,000	3.125		01/15/25	371,625
Microchip Technology, Inc.(b)
775,000	3.922		06/01/21	770,459
NXP BV/NXP Funding LLC(b)
425,000	3.875		09/01/22	420,750

				6,133,308

Corporate Obligations – (continued)
Software(a) – 1.1%
Fiserv, Inc.
450,000	3.800		10/01/23	449,888
700,000	4.200		10/01/28	701,469
Microsoft Corp.
275,000	4.100		02/06/37	284,060
Oracle Corp.
1,400,000	4.300		07/08/34	1,429,658
825,000	3.800		11/15/37	785,954
675,000	4.000		11/15/47	640,963

				4,291,992

Telecommunication Services – 8.2%
AT&T, Inc.(a)
1,875,000	3.000		06/30/22	1,828,571
2,922,000	3.600		02/17/23	2,903,144
2,800,000	3.800		03/01/24	2,772,443
3,700,000	4.450		04/01/24	3,773,467
300,000	6.000		08/15/40	321,196
500,000	4.750		05/15/46	456,818
Cisco Systems, Inc.
800,000	5.900		02/15/39	995,647
525,000	5.500		01/15/40	626,041
Deutsche Telekom International Finance BV(a)(b)
575,000	4.375		06/21/28	573,231
Telefonica Emisiones SAU
1,990,000	5.462		02/16/21	2,077,698
950,000	4.570		04/27/23	976,920
Verizon Communications, Inc.
1,200,000	3.500	(a)	11/01/24	1,183,310
950,000	2.625		08/15/26	861,382
8,156,000	4.329	(b)	09/21/28	8,199,676
325,000	4.272		01/15/36	309,722
375,000	5.250		03/16/37	399,814
295,000	4.125		08/15/46	264,650
596,000	5.012		04/15/49	608,663
Vodafone Group PLC
1,850,000	3.750		01/16/24	1,829,036
525,000	4.375		05/30/28	517,244

				31,478,673

Transportation – 0.4%
Burlington Northern Santa Fe LLC
425,000	6.150		05/01/37	521,118
825,000	5.750	(a)	05/01/40	987,408
Norfolk Southern Corp.(a)
200,000	4.650		01/15/46	206,185

				1,714,711

TOTAL CORPORATE OBLIGATIONS
(Cost $357,317,273)				$350,377,738

Foreign Debt Obligations – 4.4%
Sovereign – 4.4%
Abu Dhabi Government International Bond
$1,680,000	4.125%		10/11/47	$1,604,400

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Perusahaan Penerbit SBSN Indonesia III
	$2,970,000	4.550%	03/29/26	$2,951,437
	Qatar Government International Bond(b)
	1,800,000	5.103	04/23/48	1,867,500
	Republic of Colombia(a)
	1,221,000	4.000	02/26/24	1,222,831
	Republic of Indonesia
	200,000	3.700 (b)	01/08/22	198,750
	387,000	5.875	01/15/24	415,541
	630,000	4.125	01/15/25	621,338
EUR	510,000	3.375	07/30/25	635,806
	$350,000	4.350 (b)	01/08/27	346,063
EUR	400,000	3.750	06/14/28	508,540
	$470,000	6.750	01/15/44	575,163
	Republic of Kuwait
	6,180,000	3.500	03/20/27	6,070,305

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $16,800,291)			$17,017,674

Municipal Debt Obligations(a) – 3.1%
California – 2.0%
	California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%	10/01/39	$635,276
	California State GO Bonds Build America Taxable Series 2010
	2,320,000	7.625	03/01/40	3,378,268
	California State University RB Build America Bonds Series 2010
	2,825,000	6.484	11/01/41	3,666,624

				7,680,168

Illinois – 1.0%
	Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
	1,775,000	5.720	12/01/38	2,142,815
	Illinois State GO Bonds Build America Series 2010
	1,625,000	6.630	02/01/35	1,713,400

				3,856,215

New Jersey – 0.1%
	New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
	350,000	7.414	01/01/40	500,777

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $9,456,982)			$12,037,160

U.S. Treasury Obligation – 0.7%
	United States Treasury Note
	$2,700,000	3.000%	09/30/25	$2,697,263
	(Cost $2,694,248)

Shares		Distribution Rate	Value
Investment Company(e) – 0.0%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
	4,342	2.060	$4,342
	(Cost $4,342)

	TOTAL INVESTMENTS – 98.9%
	(Cost $386,273,136)		$382,134,177

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		4,337,597

	NET ASSETS – 100.0%		$386,471,774

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $65,015,403, which represents approximately 16.8% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2018.
(e)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
GO	—General Obligation
ICE	—Inter Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
HSBC Bank PLC	USD	2,910,036	EUR	2,480,627	11/21/18	$18,004

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	111	12/19/18	$17,125,219	$(393,653)
2 Year U.S. Treasury Notes	56	12/31/18	11,801,125	(29,727)
Total				$(423,380)
Short position contracts:
Eurodollars	(16)	06/17/19	(3,880,400)	39,573
Eurodollars	(29)	12/16/19	(7,022,350)	10,330
Eurodollars	(68)	12/14/20	(16,461,950)	32,621
Ultra 10 Year U.S. Treasury Notes	(45)	12/19/18	(5,670,000)	40,291
5 Year U.S. Treasury Notes	(56)	12/31/18	(6,298,688)	21,290
10 Year U.S. Treasury Notes	(193)	12/19/18	(22,924,781)	216,484
20 Year U.S. Treasury Bonds	(41)	12/19/18	(5,760,500)	144,974
Total				$505,563
TOTAL FUTURES CONTRACTS				$82,183

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 30	1.000%	0.543%	06/20/23	$48,400	$973,943	$798,313	$175,630

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.IG Index 30	—CDX North America Investment Grade Index 30

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 68.2%
Argentina – 4.0%
	Bonos de la Nacion Argentina con Ajuste por CER (NR/NR)
ARS	7,505,691	3.750%		02/08/19	$179,694
	3,175,000	4.000		03/06/20	90,321
	Bonos De La Nacion Argentina En Moneda Dua (NR/NR)
	$625,000	4.500		06/21/19	616,250
	515,000	4.500		02/13/20	482,813
	Republic of Argentina (NR/NR)
	3,596,452	0.000	(a)	07/26/19	3,461,698
ARS	20,480,000	42.819	(b)	06/21/20	587,525
	Republic of Argentina (B+/B2)
EUR	660,000	3.375		01/15/23	653,265
	1,110,000	5.000		01/15/27	1,031,013
	$2,010,000	5.875		01/11/28	1,592,925
EUR	580,000	5.250		01/15/28	535,791
	60,000	2.260	(c)	12/31/38	40,927
	$160,000	2.500	(c)	12/31/38	94,000
EUR	100,000	6.250		11/09/47	87,224
	$50,000	6.875		01/11/48	38,313
	Republic of Argentina (NR/NR)(b) (Argentina Deposit Rates + 2.000%)
ARS	3,075,000	37.717		04/03/22	70,821
	Republic of Argentina (B+/NR)(b) (Argentina Deposit Rates + 2.500%)
	2,175,000	35.563		03/11/19	53,077
	Republic of Argentina (NR/B2)(b) (Argentina Deposit Rates + 3.250%)
	46,190,000	38.694		03/29/24	973,231
	Republic of Argentina (B+/NR)(b) (Argentina Deposit Rates + 3.250%)
	22,050,000	35.765		03/01/20	539,906
	Republic of Argentina (NR/B2)(b) (Argentina Deposit Rates + 3.830%)
	8,920,000	36.245		05/31/22	190,564

					11,319,358

Brazil – 6.7%
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
BRL	26,285,000	10.000		01/01/21	6,571,170
	3,898,000	10.000		01/01/23	937,481
	37,262,000	10.000		01/01/25	8,690,524
	7,574,000	10.000		01/01/27	1,718,954
	3,805,983	6.000		08/15/40	954,349

					18,872,478

Chile – 4.2%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	705,000,000	4.500		02/28/21	1,087,906
	1,525,000,000	5.000		03/01/35	2,313,217
	Bonos de la Tesoreria de la Republica en Pesos (NR/A1)
	1,740,000,000	4.500		03/01/21	2,684,765
	2,120,000,000	4.500		03/01/26	3,218,690
	Republic of Chile (A+/A1)
	1,504,000,000	5.500		08/05/20	2,356,019

					11,660,597

Sovereign Debt Obligations – (continued)
Colombia – 9.7%
	Republic of Colombia (NR/NR)
COP	3,152,300,000	6.250		11/26/25	1,043,521
	1,207,237,185	3.300		03/17/27	409,164
	13,709,100,000	7.000		06/30/32	4,510,797
	Republic of Colombia (NR/Baa2)
	1,851,000,000	4.375	(d)	03/21/23	588,750
	46,731,762	3.500		05/07/25	16,266
	Republic of Colombia (BBB/Baa2)
	889,700,000	5.000		11/21/18	300,675
	8,750,000,000	11.000		07/24/20	3,248,203
	7,212,268,602	3.500		03/10/21	2,520,399
	20,002,300,000	7.000		05/04/22	7,010,864
	10,527,900,000	10.000		07/24/24	4,177,972
	6,432,800,000	7.500		08/26/26	2,272,085
	2,660,100,000	6.000		04/28/28	840,309
	316,300,000	7.750		09/18/30	112,222

					27,051,227

Czech Republic – 2.8%
	Czech Republic Government Bond (NR/NR)
CZK	23,420,000	2.400		09/17/25	1,077,394
	64,270,000	1.000		06/26/26	2,668,172
	62,290,000	0.250		02/10/27	2,408,887
	20,500,000	2.500		08/25/28	950,917
	Czech Republic Government Bond (NR/A1)
	14,410,000	4.200		12/04/36	780,520

					7,885,890

Dominican Republic – 1.1%
	Dominican Republic (NR/NR)
DOP	2,800,000	10.500		04/07/23	56,163
	5,400,000	11.500		05/10/24	112,489
	39,400,000	11.375		07/06/29	805,675
	65,300,000	12.000		03/05/32	1,409,453
	Dominican Republic (BB-/Ba3)(e)
	36,800,000	8.900		02/15/23	731,329

					3,115,109

Hungary – 3.2%
	Hungary Government Bond (BBB-/NR)
HUF	362,520,000	2.500		10/27/21	1,328,419
	817,890,000	3.000		06/26/24	2,962,991
	629,820,000	5.500		06/24/25	2,590,865
	580,950,000	3.000		10/27/27	1,992,342

					8,874,617

Indonesia – 0.5%
	Republic of Indonesia (NR/Baa2)
IDR	20,000,000,000	7.000		05/15/27	1,248,196

	Malaysia – 4.3%
	Malaysia Government Bond (NR/NR)
MYR	7,640,000	3.558		04/30/19	1,848,382
	6,060,000	3.743		08/26/21	1,465,691
	2,440,000	4.045		08/15/24	591,076
	190,000	3.990		10/15/25	45,485
	570,000	4.070		09/30/26	136,786
	960,000	4.724		06/15/33	235,414
	4,220,000	4.786		10/31/35	1,016,291

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value
Sovereign Debt Obligations – (continued)
Malaysia – (continued)
	Malaysia Government Bond (NR/A3)
MYR	1,640,000	3.759%	03/15/19	$397,135
	6,200,000	5.734	07/30/19	1,527,413
	5,560,000	4.378	11/29/19	1,357,707
	1,590,000	3.480	03/15/23	378,161
	11,250,000	4.181	07/15/24	2,747,069
	1,710,000	4.736	03/15/46	400,095

				12,146,705

Mexico – 2.9%
	United Mexican States (A-/A3)
MXN	80,000,000	6.500	06/10/21	4,144,594
	29,732,400	10.000	12/05/24	1,758,245
	26,424,400	7.500	06/03/27	1,370,807
	16,479,400	8.500	05/31/29	911,950

				8,185,596

Peru – 2.7%
	Republic of Peru (NR/NR)
PEN	1,484,000	6.714	02/12/55	461,317
	Republic of Peru (NR/A3)
	17,365,000	6.150 (e)	08/12/32	5,340,490
	4,403,000	6.850	02/12/42	1,400,549
	Republic of Peru (A-/A3)
	41,000	6.950	08/12/31	13,528
	1,206,000	6.900	08/12/37	388,069

				7,603,953

Russia – 7.2%
	Russian Federation Bond (NR/NR)
RUB	38,870,000	7.400	12/07/22	579,882
	336,090,000	6.500	02/28/24	4,763,501
	60,140,000	7.100	10/16/24	872,064
	78,640,000	7.750	09/16/26	1,156,986
	289,330,000	6.900	05/23/29	3,936,244
	264,880,000	8.500	09/17/31	4,055,648
	615,000	7.700	03/23/33	8,810
	69,520,000	7.250	05/10/34	952,144
	Russian Federation Bond (BBB/Ba1)
	250,000,000	8.150	02/03/27	3,768,055

				20,093,334

South Africa – 7.5%
	Republic of South Africa (BB+/Baa3)
ZAR	43,510,000	10.500	12/21/26	3,341,001
	64,146,000	8.250	03/31/32	4,072,191
	84,510,000	8.875	02/28/35	5,554,493
	88,400,000	8.500	01/31/37	5,551,830
	17,130,000	9.000	01/31/40	1,113,900
	2,790,000	6.500	02/28/41	137,376
	19,154,300	8.750	01/31/44	1,206,988

				20,977,779

Thailand – 6.5%
	Thailand Government Bond (NR/NR)
THB	85,000,000	2.000	12/17/22	2,597,775

Sovereign Debt Obligations – (continued)
Thailand – (continued)
	Thailand Government Bond (NR/Baa1)
	34,820,000	2.125	12/17/26	1,033,752
	64,206,718	1.250	03/12/28	1,862,827
	105,190,000	3.775	06/25/32	3,470,177
	Thailand Government Bond (A-/Baa1)
	22,850,000	3.650	12/17/21	739,245
	101,300,000	3.850	12/12/25	3,390,940
	108,790,000	3.650	06/20/31	3,574,088
	48,820,000	3.400	06/17/36	1,541,982

				18,210,786

Turkey – 4.7%
	Republic of Turkey (NR/NR)
TRY	8,300,000	9.400	07/08/20	1,082,352
	9,290,000	10.700	02/17/21	1,159,114
	3,760,000	9.200	09/22/21	454,495
	7,010,000	10.700	08/17/22	822,369
	35,170,000	12.200	01/18/23	4,324,061
	5,000,000	10.500	08/11/27	563,371
	2,620,000	12.400	03/08/28	332,975
	Republic of Turkey (NR/Ba3)
	7,210,000	11.000	03/02/22	881,075
	540,000	4.250	04/14/26	450,225
	1,985,000	4.875	10/09/26	1,694,694
	610,000	6.000	03/25/27	555,100
	830,000	6.125	10/24/28	748,037

				13,067,868

Uruguay – 0.2%
	Republic of Uruguay (NR/NR)(e)
UYU	11,125,000	8.500	03/15/28	289,200
	Republic of Uruguay (BBB/Baa2)
	11,606,174	4.375	12/15/28	373,541

				662,741

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $212,722,631)			$190,976,234

Corporate Obligations – 2.4%
Argentina(e) – 0.1%
	Banco Macro SA (NR/B2)
ARS	21,350,000	17.500%	05/08/22	$258,549

Peru(d)(e) – 0.5%
	Banco de Credito del Peru (BBB+/Baa1)
PEN	4,800,000	4.850	10/30/20	1,452,740

South Africa – 1.2%
	Eskom Holdings SOC Ltd. (CCC+/B2)(a)
ZAR	2,650,000	0.000	12/31/18	181,234
	Transnet SOC Ltd. (BB+/Baa3)(f)
	48,000,000	10.000	03/30/29	3,138,732

				3,319,966

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Venezuela(g) – 0.6%
	Petroleos de Venezuela SA (NR/NR)
	$10,110,000	6.000%		10/28/22	$1,693,425

	TOTAL CORPORATE OBLIGATIONS
	(Cost $11,466,455)				$6,724,680

Structured Notes – 12.2%
Singapore(e) – 2.1%
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	67,149,000,000	9.000		03/19/29	$4,755,158
	15,828,000,000	8.750		05/19/31	1,099,616

					5,854,774

United Kingdom(e) – 4.4%
	Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
	69,000,000,000	8.375		03/19/24	4,683,656
	40,900,000,000	7.500		08/19/32	2,562,855
	6,600,000,000	8.250		05/19/36	435,711
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	54,768,000,000	8.750		05/17/31	3,804,890
	12,570,000,000	7.500		08/18/32	787,655

					12,274,767

United States – 5.7%
	Arab Republic of Egypt (Issuer Citibank NA) (NR/NR)(a)(e)
EGP	22,610,000	0.000		10/11/18	1,235,064
	18,500,000	0.000		11/29/18	985,749
	Arab Republic of Egypt (Issuer JPMorgan Chase Bank NA) (NR/NR)(e)
IDR	91,934,000,000	8.750		05/17/31	6,386,919
	Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000		07/25/24	1,677,078
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
IDR	28,909,000,000	7.000	(e)	05/17/27	1,804,206
	19,077,000,000	0.000	(b)	05/17/29	1,289,936
	42,512,000,000	7.500	(e)	08/19/32	2,663,865

					16,042,817

	TOTAL STRUCTURED NOTES
	(Cost $39,692,595)				$34,172,358

Municipal Debt Obligations(g) – 0.4%
Puerto Rico – 0.4%
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 B (NR/Ca)(d)
	$60,000	6.050%		08/01/36	$49,200
	30,000	6.050		08/01/37	24,600
	10,000	6.050		08/01/39	8,200
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007 C (NR/Ca)(d)
	100,000	6.000		08/01/31	82,000
	15,000	6.000		08/01/32	12,300
	35,000	6.000		08/01/38	28,700

Municipal Debt Obligations(g) – (continued)
Puerto Rico – (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2008 A (NR/Ca)(d)
	10,000	6.130		08/01/28	8,200
	10,000	6.130		08/01/29	8,200
	20,000	6.130		08/01/30	16,400
	30,000	6.130		08/01/37	24,600
	35,000	6.130		08/01/38	28,700
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2009 C (NR/Ca)(d)
	20,000	5.750		08/01/57	16,800
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C (NR/Ca)
	15,000	5.000		08/01/21	12,600
	50,000	4.750	(d)	08/01/39	42,000
	165,000	5.000	(d)	08/01/40	138,600
	60,000	5.250	(d)	08/01/40	50,400
	20,000	5.000	(d)	08/01/46	16,800
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 D (NR/Ca)(d)
	10,000	4.850		08/01/36	8,100
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (NR/Ca)(d)
	90,000	5.250		08/01/27	44,100
	75,000	5.750		08/01/37	36,750
	60,000	6.375		08/01/39	29,400
	15,000	6.500		08/01/44	7,350
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (NR/Ca)(d)
	15,000	5.500		08/01/37	7,350
	120,000	5.375		08/01/39	58,800
	5,000	5.500		08/01/42	2,450
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (NR/Ca)(d)
	240,000	5.375		08/01/38	117,600
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (NR/Ca)(d)
	195,000	5.000		08/01/43	95,550
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (NR/Ca)(d)
	45,000	5.500		08/01/28	22,050

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $969,317)				$997,800

U.S. Treasury Obligation(h) – 0.2%
	United States Treasury Bond
	$500,000	3.625%		08/15/43	$536,516
	(Cost $572,060)

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Shares	Distribution Rate	Value
Investment Company(i) – 11.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,673,286	2.060%	$30,673,286
(Cost $30,673,286)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $296,096,344)		$264,080,874

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(a) – 0.8%
Commercial Paper – 0.8%
HP, Inc. (NR/NR)
$1,713,000	0.000%	10/15/18	$1,711,236
676,000	0.000	10/22/18	675,015

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,386,225)			$2,386,251

TOTAL INVESTMENTS – 95.2%
(Cost $298,482,569)			$266,467,125

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.8%			13,404,354

NET ASSETS – 100.0%			$279,871,479

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on September 30, 2018.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $39,277,652, which represents approximately 14.0% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(f)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $3,138,732, which represents approximately 1.1% of the Fund’s net assets as of September 30, 2018.
(g)	Security is currently in default and/or non-income producing.
(h)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(i)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MIBOR	—MIBOR – Mumbai Interbank Offered Rate
NR	—Not Rated
PLC	—Public Limited Company
PRIBOR	—Prague Interbank Offered Rate
RB	—Revenue Bond
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	BRL	31,294,554	USD	7,484,820	10/02/18	$262,824
	CLP	1,358,055,260	USD	1,975,175	10/10/18	89,905
	CLP	1,261,146,819	USD	1,888,001	10/22/18	30,320
	CNH	2,780,421	USD	402,487	12/19/18	205
	COP	12,757,488,081	USD	4,253,914	10/04/18	52,062
	COP	7,168,411,250	USD	2,380,950	10/22/18	38,964
	EUR	853,814	CZK	21,973,340	12/19/18	3,050
	EUR	532,412	PLN	2,283,118	12/19/18	1,852
	HUF	4,830,003,666	EUR	14,709,476	12/19/18	264,566
	IDR	22,687,115,921	USD	1,514,999	10/29/18	691
	KRW	6,823,807,706	USD	6,079,305	10/17/18	72,281
	MXN	509,214,691	USD	26,604,197	12/19/18	267,787
	PEN	1,258,254	USD	380,195	10/22/18	328
	PLN	53,397,396	EUR	12,324,122	12/19/18	106,211
	PLN	77,216,195	USD	20,853,743	12/19/18	133,691
	RUB	658,337,656	USD	9,652,464	11/21/18	341,778
	SGD	3,014,994	USD	2,204,024	12/19/18	5,330
	THB	195,378,061	USD	5,994,571	12/14/18	61,416
	TRY	24,829,512	USD	3,762,425	12/19/18	142,456
	TWD	259,138,523	USD	8,479,792	10/11/18	36,676
	TWD	30,326,450	USD	990,737	12/14/18	11,045
	USD	1,058,050	ARS	43,221,357	10/09/18	24,418
	USD	632,431	ARS	24,854,554	10/17/18	44,599
	USD	431,314	ARS	14,403,732	10/30/18	96,655
	USD	6,833,669	BRL	27,259,507	10/02/18	84,990
	USD	391,000	BRL	1,568,692	11/05/18	3,649
	USD	5,248,681	CLP	3,363,879,526	10/05/18	134,259
	USD	13,912,584	CNH	95,646,803	12/19/18	59,917
	USD	376,220	IDR	5,613,959,000	10/29/18	1,161
	USD	1,800,559	PEN	5,940,943	10/22/18	3,890
	USD	8,437,558	TWD	255,995,519	10/11/18	24,384
	ZAR	45,348,012	USD	2,994,163	12/19/18	178,474
TOTAL						$2,579,834

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	ARS	141,559,161	USD	3,763,412	10/17/18	$(415,411)
	ARS	23,407,865	USD	580,033	10/30/18	(36,171)
	BRL	27,259,507	USD	6,816,837	11/05/18	(85,748)
	CNH	14,795,205	USD	2,151,204	12/19/18	(8,393)
	CZK	119,325,385	USD	5,440,586	12/19/18	(36,827)
	EUR	2,414,886	HUF	783,807,319	12/19/18	(10,377)
	EUR	15,383,772	USD	18,130,776	12/19/18	(146,708)
	HUF	361,693,620	USD	1,320,671	12/19/18	(13,156)
	INR	144,035,222	USD	1,996,045	10/12/18	(14,551)
	MYR	14,051,101	USD	3,429,607	10/22/18	(34,270)
	PEN	1,479,000	USD	447,978	10/22/18	(697)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	PHP	65,808,379	USD	1,233,337	11/05/18	$(18,880)
	USD	977,152	BRL	4,035,047	10/02/18	(21,811)
	USD	976,460	BRL	3,964,868	11/05/18	(2,570)
	USD	1,942,583	CLP	1,334,215,107	10/05/18	(85,950)
	USD	906,232	CLP	620,841,282	10/10/18	(37,829)
	USD	940,728	CLP	638,933,377	10/22/18	(31,149)
	USD	4,183,614	COP	12,757,488,081	10/04/18	(122,363)
	USD	7,282,414	COP	21,863,881,893	10/22/18	(98,400)
	USD	3,043,943	HUF	846,978,053	12/19/18	(17,865)
	USD	1,311,130	IDR	19,666,948,594	10/29/18	(2,788)
	USD	2,084,813	INR	151,986,548	10/12/18	(6,067)
	USD	6,182,509	KRW	6,912,648,781	10/17/18	(49,167)
	USD	539,377	KRW	602,484,556	10/29/18	(3,858)
	USD	7,159,112	MXN	137,343,837	12/19/18	(88,718)
	USD	2,050,135	PLN	7,587,593	12/19/18	(12,180)
	USD	9,949,635	RUB	679,084,991	11/21/18	(359,571)
	USD	4,114,987	SGD	5,645,474	12/19/18	(21,954)
	USD	633,000	THB	20,646,561	12/14/18	(6,966)
	USD	1,342,630	TRY	8,798,306	12/19/18	(41,059)
	USD	4,533,955	TWD	139,243,352	10/11/18	(42,212)
	USD	3,822,251	ZAR	57,002,329	12/19/18	(165,743)
TOTAL						$(2,039,409)
FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	53	12/19/18	$8,176,906	$(218,418)
Ultra 10 Year U.S. Treasury Notes	39	12/19/18	4,914,000	(78,303)
2 Year U.S. Treasury Notes	19	12/31/18	4,003,953	(11,148)
5 Year U.S. Treasury Notes	23	12/31/18	2,586,961	2,374
Total				$(305,495)
Short position contracts:
Eurodollars	(14)	12/17/18	(3,406,900)	26,230
Eurodollars	(20)	06/17/19	(4,850,500)	49,467
Eurodollars	(48)	12/16/19	(11,623,200)	17,097
Eurodollars	(87)	12/14/20	(21,061,613)	40,994
10 Year U.S. Treasury Notes	(38)	12/19/18	(4,513,687)	52,749
20 Year U.S. Treasury Bonds	(104)	12/19/18	(14,612,000)	366,449
Total				$552,986
TOTAL FUTURES CONTRACTS				$247,491

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
6 Month Thai Reuters(a)	2.000%	Citibank NA	12/19/20	THB	115,830		$13,373	$9,622	$3,751
Mexico IB TIIE 28D(b)	8.010	Barclays Bank PLC	06/29/27	MXN	213,930	(d)	(151,329)	—	(151,329)
Columbia IBR Overnight IB(c)	4.750	Citibank NA	06/20/20	COP	14,328,350		3,205	16,056	(12,851)
3.250(a)	6M CLICP	Citibank NA	09/20/20	CLP	3,262,250		22,580	26,328	(3,748)
3.500(a)	6M CLICP	Citibank NA	09/20/20		1,312,125		(672)	(3,707)	3,035
3.750(a)	6M CLICP	Citibank NA	12/19/20		2,078,725	(d)	(2,082)	(2,051)	(31)
6M Thai Reuters(a)	1.750	Citibank NA	03/21/21	THB	103,000		(7,798)	2,225	(10,023)
	2.000	Citibank NA	06/20/23		80,000		(7,182)	4,733	(11,915)
5.110(c)	3M COP	CS International (London)	04/15/19		20,678,330		(43,576)	—	(43,576)
6.055(c)	Colombia IBR Overnight IB	CS International (London)	05/02/24	COP	3,635,890		(22,066)	—	(22,066)
Columbia IBR Overnight IB(c)	4.750	Deutsche Bank AG	06/20/20		3,920,825		877	7,960	(7,083)
5.190(c)	Colombia IBR Overnight IB	JPMorgan Securities, Inc.	04/22/19		10,159,090		(26,310)	—	(26,310)
6 Month Thai Reuters(a)	2.000	MS & Co. Int. PLC	12/19/20	THB	86,550		7,796	7,097	699
3.750(a)	6M CLICP	MS & Co. Int. PLC	12/19/20	CLP	2,725,550	(d)	(2,730)	(5,378)	2,648
Colombia IBR Overnight IB(c)	4.750	MS & Co. Int. PLC	06/20/20	COP	2,707,300		605	403	202
Columbia IBR Overnight IB(c)	4.750	MS & Co. Int. PLC	06/20/20		12,971,900		2,902	25,244	(22,342)
3.500(a)	6M CLICP	MS & Co. Int. PLC	09/20/20	CLP	1,246,500		(638)	(2,808)	2,170
Mexico IB TIIE 28D(b)	5.630	MS & Co. Int. PLC	06/17/21	MXN	135,000		(413,376)	—	(413,376)
Colombia IBR Overnight IB(c)	6.055	MS & Co. Int. PLC	05/02/24	COP	3,635,890		22,066	(3,956)	26,022
TOTAL							$(604,355)	$81,768	$(686,123)

(a)	Payments made semi-annually.
(b)	Payments made monthly.
(c)	Payments made quarterly.
(d)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M BID Avg(a)	6.900%	01/02/19	BRL	4,800		$3,850	$26	$3,824
8.050(a)	1M BID Avg	01/02/20		23,700		(41,679)	(241,130)	199,451
7.900(b)	1M BID Avg	01/02/20		35,925		19,363	(41,204)	60,567
1M BID Avg(a)	7.500	01/02/20		19,650		(16,482)	(23,357)	6,875
1M BID Avg(a)	8.800	01/02/20		83,875		143,877	127,604	16,273
7.330(c)	3M JIBAR	03/21/20	ZAR	10		1	(1)	2
6M BUBOR(d)	0.600(b)	09/19/20	HUF	1,501,135		(53,989)	(123,955)	69,966
6M BUBOR(d)	1.440(b)	09/19/20		1,461,720		35,160	(135,233)	170,393
6M WIBOR(d)	2.000(b)	09/19/20	PLN	144,990		19,558	(93,139)	112,697
3M WIBOR(c)	3.000	09/19/20	CNY	96,160		15,911	16,047	(136)
7.500(c)	3M JIBAR	09/19/20	ZAR	40,490		(677)	(1,277)	600
7.000(d)	6M MIBOR(b)	09/19/20	INR	1,723,020		153,929	19,847	134,082
8.050(b)	Mexico Interbank TIIE 28 Days	12/16/20	MXN	209,750	(e)	(31,228)	8,684	(39,912)

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)				Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M KWCDC(c)	2.000%	12/19/20		KRW	40,349,090		$10,512	$59,938	$(49,426)
3M LIBOR(c)	3.000	12/19/20		CNY	39,940		(5,233)	5,575	(10,808)
2.500(b)	6M PRIBOR	03/20/21		CZK	353,980	(e)	(27,511)	(26,504)	(1,007)
Mexico Interbank TIIE 28 Days(a)	8.000	12/15/21		MXN	524,625	(e)	107,970	(38,781)	146,751
1M BID Avg(a)	10.380	01/03/22		BRL	75		154	—	154
10.300(f)	1M BID Avg	01/03/22			80		(136)	(169)	33
Mexico IB TIIE 28D(a)	5.500	03/09/22		MXN	53,690		(210,040)	(41,570)	(168,470)
8.900(b)	1M BID Avg	01/02/23		BRL	13,150		81,989	(19,829)	101,818
Mexico Interbank TIIE 28 Days(a)	8.100	12/13/23		MXN	135,725	(e)	55,975	1,564	54,411
5.955(a)	Mexico IB TIIE 28D	11/20/24			54,290		296,443	17	296,426
5.660(a)	Mexico IB TIIE 28D	01/24/25			20,280		129,655	14	129,641
Mexico Interbank TIIE 28 Days(a)	8.200	12/10/25		MXN	154,700	(e)	71,451	4,397	67,054
7.500(a)	Mexico IB TIIE 28D	06/09/27			34,390		77,044	(41,666)	118,710
2.960(b)	6M WIBOR(d)	12/22/27		PLN	1,880		(10,189)	8	(10,197)
2.958(b)	6M WIBOR(d)	12/27/27			3,680		(19,462)	14	(19,476)
3M LIBOR(d)	3.000(d)	09/20/28	$		5,340	(e)	(36,539)	(19,575)	(16,964)
2.250(c)	3M KWCDC	09/20/28		KRW	6,538,590		(3,708)	(12,431)	8,723
8.300(a)	Mexico Interbank TIIE 28 Days	12/06/28		MXN	124,475	(e)	(27,663)	25,168	(52,831)
1.250(b)	6M EURO(d)	12/19/28		EUR	710	(e)	(17,191)	(14,687)	(2,504)
TOTAL							$721,115	$(605,605)	$1,326,720

(a)	Payments made monthly.
(b)	Payments made annually.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2018.
(f)	Payments made at termination date.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund (a)	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 4.250%, 10/28/18(a)	(1.000)%	0.105%	Barclays Bank PLC	03/20/19	3,170	$(14,480)	$(1,131)	$(13,349)
People’s Republic of China, 4.250%, 10/28/18(a)	(1.000)	0.105	BoA Securities LLC	06/20/19	1,160	(7,897)	(1,048)	(6,849)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.220	BoA Securities LLC	12/20/20	2,320	(40,102)	11,596	(51,698)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.275	BoA Securities LLC	06/20/21	70	(1,359)	447	(1,806)
Republic of Turkey, 11.875%, 01/15/2030(a)	(1.000)	3.714	BoA Securities LLC	12/20/23	470	55,923	56,486	(563)
People’s Republic of China, 4.250%, 10/28/18(a)	(1.000)	0.105	Citibank NA	03/20/19	22,180	(101,307)	(11,826)	(89,481)
People’s Republic of China, 4.250%, 10/28/18(a)	(1.000)	0.105	Citibank NA	06/20/19	44,310	(301,648)	(38,125)	(263,523)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund (a)	Credit Spread at September 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)%	0.220%	Citibank NA	12/20/20	3,400	$(58,769)	$19,795	$(78,564)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.275	Citibank NA	06/20/21	3,810	(74,005)	21,756	(95,761)
Republic of Turkey, 11.875%, 01/15/2030(a)	(1.000)	3.714	Deutsche Bank AG	12/20/23	480	57,060	57,087	(27)
People’s Republic of China, 4.250%, 10/28/18(a)	(1.000)	0.105	JPMorgan Securities, Inc.	06/20/19	1,630	(11,096)	(1,581)	(9,515)
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.275	JPMorgan Securities, Inc.	06/20/21	250	(4,856)	1,389	(6,245)
Republic of Turkey, 11.875%, 01/15/2030(a)	(1.000)	3.714	MS & Co. Int. PLC	12/20/23	460	54,684	54,528	156
People’s Republic of China, 7.500%, 10/28/27(a)	(1.000)	0.275	UBS AG (London)	06/20/21	280	(5,439)	671	(6,110)
TOTAL						$(453,291)	$170,044	$(623,335)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund (a)	Credit Spread at September 30, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
CDX.EM Index 30	(1.000)%	1.926%	12/20/23	$4,460	$187,787	$199,153	$(11,366)

(a)	Payments made quarterly
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
Titulos do Tesoreria(a)	1.000%	BoA Securities LLC	10/17/18	8,765,700	$14,793

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.
(a)	Payments made annually.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BoA Securities LLC	—Bank of America Securities LLC
CDX.EM Index 30	—CDX Emerging Markets Index 30
CS International (London)	—Credit Suisse International (London)
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 5.4%
Dominican Republic(a)(b) – 1.2%
Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
$200,000	6.750%	03/30/29	$205,700

Mongolia(b) – 0.4%
Energy Resources LLC (NR/NR)(c)
54,111	8.000	09/30/22	51,947
Mongolian Mining Corp. (NR/NR)(d)
45,135	0.000	12/31/99	23,019

			74,966

Peru – 3.8%
ABY Transmision Sur SA (BBB/NR)(a)
198,220	6.875	04/30/43	214,078
Corp. Lindley SA (BBB/NR)
290,000	6.750	11/23/21	308,538
150,000	4.625	04/12/23	151,691

			674,307

TOTAL CORPORATE OBLIGATIONS
(Cost $928,514)			$954,973

Shares	Description	Value
Common Stocks – 32.3%
Argentina – 0.3%
185	MercadoLibre, Inc.	$62,987

Brazil – 1.6%
18,000	B3 SA – Brasil Bolsa Balcao	104,295
10,500	BB Seguridade Participacoes SA	62,658
2,264	Pagseguro Digital Ltd. Class A(e)	62,645
11,200	Petrobras Distribuidora SA	54,079

		283,677

China – 10.0%
784	58.Com, Inc. ADR(e)	57,702
1,827	Alibaba Group Holding Ltd. ADR(e)	301,017
17,000	Anhui Conch Cement Co. Ltd. Class H	102,083
14,000	ANTA Sports Products Ltd.	66,834
102,000	China Petroleum & Chemical Corp. Class H	102,484
1,520	Ctrip.com International Ltd. ADR(e)	56,498
300	ENN Energy Holdings Ltd.	2,608
39,000	Geely Automobile Holdings Ltd.	77,667
16,300	Inner Mongolia Yili Industrial Group Co. Ltd.	60,898
1,710	Kweichow Moutai Co. Ltd. Class A	181,475
8,000	Minth Group Ltd.	32,913
805	New Oriental Education & Technology Group, Inc. ADR	59,578
24,500	Ping An Insurance Group Co. of China Ltd. Class H	248,190
10,400	Tencent Holdings Ltd.	424,641

		1,774,588

Shares	Description	Value
Common Stocks – (continued)
Colombia – 0.2%
424	Banco de Bogota SA	9,519
2,322	Grupo Aval Acciones y Valores SA ADR	18,019

		27,538

Czech Republic(a) – 0.4%
18,331	Moneta Money Bank AS	67,447

Egypt – 0.1%
3,626	Commercial International Bank Egypt SAE GDR	16,535

Germany – 0.3%
2,292	Infineon Technologies AG	52,156

Greece – 0.3%
3,968	JUMBO SA	58,970

Hong Kong – 3.5%
25,800	AIA Group Ltd.	230,056
43,500	China Merchants Bank Co. Ltd. Class H	175,896
5,500	Hong Kong Exchanges & Clearing Ltd.	157,160
61,000	Sino Biopharmaceutical Ltd.	56,738

		619,850

Indonesia – 0.7%
58,200	Bank Central Asia Tbk PT	94,270
34,500	Semen Indonesia Persero Tbk PT	22,966

		117,236

Malaysia – 0.6%
3,700	British American Tobacco Malaysia Bhd	28,359
43,350	Bursa Malaysia Bhd	81,889

		110,248

Mexico – 1.6%
43,700	Alsea SAB de CV	148,679
17,800	Grupo Financiero Banorte SAB de CV Class O	128,692

		277,371

Peru – 0.8%
29,489	BBVA Banco Continental SA	35,522
354	Credicorp Ltd.	78,970
892	Intercorp Financial Services, Inc.	35,680

		150,172

Philippines – 0.3%
9,530	Jollibee Foods Corp.	45,312

Poland(a)(e) – 0.6%
3,862	Dino Polska SA	104,281

Russia – 1.6%
2,293	Lukoil PJSC ADR	175,277
16,370	Moscow Exchange MICEX-RTS PJSC(e)	24,348
27,010	Sberbank of Russia PJSC	83,491

		283,116

South Africa – 1.9%
9,617	Absa Group Ltd.	103,144
2,195	Bid Corp. Ltd.	45,752

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Shares	Description	Value
Common Stocks – (continued)
South Africa – (continued)
17,269	Dis-Chem Pharmacies Ltd.(a)	38,882
16,136	FirstRand Ltd.	77,402
3,265	Santam Ltd.	75,890

		341,070

South Korea – 5.9%
2,140	Hankook Tire Co. Ltd.	96,609
319	LG Chem Ltd.	105,093
611	LG Electronics, Inc.	39,098
61	NAVER Corp.	39,373
207	NCSoft Corp.	82,587
2,734	Orange Life Insurance Ltd.(a)	84,056
937	Samsung Electro-Mechanics Co. Ltd.	117,358
9,381	Samsung Electronics Co. Ltd.	392,603
145	Samsung Fire & Marine Insurance Co. Ltd.	37,124
912	SK Hynix, Inc.	60,336

		1,054,237

Spain(a) – 0.2%
14,470	Prosegur Cash SA	31,719

Thailand – 0.6%
28,800	Airports of Thailand PCL	58,330
8,000	Kasikornbank PCL	53,646

		111,976

Turkey – 0.2%
13,367	Eregli Demir ve Celik Fabrikalari TAS	24,390
12,949	Sok Marketler Ticaret AS(e)	18,990

		43,380

United Arab Emirates – 0.4%
1,809	NMC Health PLC	79,967

United States – 0.2%
21,000	Nexteer Automotive Group Ltd.	33,251

TOTAL COMMON STOCKS
(Cost $6,714,468)		$5,747,084

Shares		Rate	Value
Preferred Stock – 0.7%
Brazil – 0.7%
	Banco Bradesco SA
BRL	17,370	3.470%	$123,311
	(Cost $205,634)

Units		Expiration Date	Value
Warrant(e) – 0.3%
Switzerland – 0.3%
Contemporary Amperex Technology Co. Ltd. (NR/NR)
4,800		07/31/19		$50,957
(Cost $50,832)

Shares			Description		Value
Exchange Traded Funds – 9.3%
	$491		iShares MSCI Emerging Markets ETF		21,074
	29,151		iShares MSCI India ETF		946,533
	18,511		iShares MSCI Taiwan Capped ETF		697,864

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $1,819,136)				$1,665,471

Shares	Distribution Rate	Value
Investment Companies(f) – 49.4%
Goldman Sachs Emerging Markets Debt Fund – Class R6
331,494	4.856%	$3,914,946
Goldman Sachs Financial Square Government Fund – Institutional Shares
781,720	2.060	781,720
Goldman Sachs Local Emerging Markets Debt Fund – Class R6
732,645	2.055	4,080,835

TOTAL INVESTMENT COMPANIES
(Cost $9,722,082)		$8,777,501

TOTAL INVESTMENTS – 97.4%
(Cost $19,440,666)		$17,319,297

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		457,143

NET ASSETS – 100.0%		$17,776,440

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $746,163, which represents approximately 4.2% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(d)	Pay-in-kind securities.
(e)	Security is currently in default and/or non-income producing.
(f)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
FTSE China A50 Index	5	10/30/18	$59,563	$2,257
MSCI Emerging Markets Index	17	12/21/18	892,245	21,350
5 Year U.S. Treasury Notes	6	12/31/18	674,859	(1,927)
10 Year U.S. Treasury Notes	1	12/19/18	118,781	(1,472)
20 Year U.S. Treasury Bonds	2	12/19/18	281,000	(7,185)
Total				$13,023
Short position contracts:
Ultra Long U.S. Treasury Bonds	(1)	12/19/18	(154,281)	4,701
Ultra 10 Year U.S. Treasury Notes	(2)	12/19/18	(252,000)	3,964
Total				$8,665
TOTAL FUTURES CONTRACTS				$21,688

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 96.9%
Collateralized Mortgage Obligations – 6.1%
Interest Only(a) – 1.2%
FHLMC REMIC Series 3852, Class SW(b) (-1x1M LIBOR + 6.000%)
$522,158	3.937%	05/15/41	$68,957
FHLMC REMIC Series 4273, Class PS(b) (-1x1M LIBOR + 6.100%)
268,129	4.037	11/15/43	32,208
FHLMC REMIC Series 4286, Class SN(b) (-1x1M LIBOR + 6.000%)
3,891,698	3.937	12/15/43	567,837
FHLMC REMIC Series 4314, Class SE(b) (-1x1M LIBOR + 6.050%)
368,949	3.987	03/15/44	53,426
FHLMC REMIC Series 4320, Class SD(b) (-1x1M LIBOR + 6.100%)
198,402	4.037	07/15/39	24,561
FHLMC REMIC Series 4456, Class IO
242,476	4.500	10/15/44	55,681
FHLMC REMIC Series 4583, Class ST(b) (-1x1M LIBOR + 6.000%)
1,608,565	3.937	05/15/46	257,228
FHLMC STRIPS Series 304, Class C45
306,049	3.000	12/15/27	25,206
FNMA REMIC Series 2007-36, Class SN(b) (-1x1M LIBOR + 6.770%)
470,348	4.705	04/25/37	72,150
FNMA REMIC Series 2008-17, Class SI(b) (-1x1M LIBOR + 6.300%)
607,757	4.235	03/25/38	80,266
FNMA REMIC Series 2011-124, Class SC(b) (-1x1M LIBOR + 6.550%)
369,324	4.485	12/25/41	57,913
FNMA REMIC Series 2012-88, Class SB(b) (-1x1M LIBOR + 6.670%)
442,046	4.605	07/25/42	70,270
FNMA REMIC Series 2013-121, Class SA(b) (-1x1M LIBOR + 6.100%)
404,066	4.035	12/25/43	50,678
FNMA REMIC Series 2014-87, Class MS(b) (-1x1M LIBOR + 6.250%)
119,212	4.185	01/25/45	15,357
FNMA REMIC Series 2015-28, Class PS(b) (-1x1M LIBOR + 5.600%)
1,443,770	3.535	08/25/44	185,651
GNMA REMIC Series 2010-1, Class SD(b) (-1x1M LIBOR + 5.790%)
17,309	3.713	01/20/40	2,192
GNMA REMIC Series 2010-101, Class S(b) (-1x1M LIBOR + 6.000%)
1,105,343	3.923	08/20/40	150,538
GNMA REMIC Series 2010-20, Class SE(b) (-1x1M LIBOR + 6.250%)
443,363	4.173	02/20/40	63,673
GNMA REMIC Series 2010-31, Class SA(b) (-1x1M LIBOR + 5.750%)
272,508	3.673	03/20/40	33,924

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M LIBOR + 5.940%)
43,070	3.863	07/20/40	6,066
GNMA REMIC Series 2010-98, Class QS(b) (-1x1M LIBOR + 6.600%)
124,249	4.523	01/20/40	12,404
GNMA REMIC Series 2011-17, Class SA(b) (-1x1M LIBOR + 6.100%)
163,479	4.023	09/20/40	18,097
GNMA REMIC Series 2011-61, Class CS(b) (-1x1M LIBOR + 6.680%)
17,633	4.603	12/20/35	209
GNMA REMIC Series 2013-113, Class SD(b) (-1x1M LIBOR + 6.700%)
199,462	4.637	08/16/43	30,090
GNMA REMIC Series 2013-124, Class CS(b) (-1x1M LIBOR + 6.050%)
1,601,945	3.973	08/20/43	234,782
GNMA REMIC Series 2013-134, Class DS(b) (-1x1M LIBOR + 6.100%)
101,598	4.023	09/20/43	13,761
GNMA REMIC Series 2013-152, Class SJ(b) (-1x1M LIBOR + 6.150%)
553,495	4.073	05/20/41	75,263
GNMA REMIC Series 2014-11, Class KI
261,566	4.500	12/20/42	37,012
GNMA REMIC Series 2014-117, Class SJ(b) (-1x1M LIBOR + 5.600%)
4,594,661	3.523	08/20/44	565,509
GNMA REMIC Series 2014-132, Class SL(b) (-1x1M LIBOR + 6.100%)
749,684	4.023	10/20/43	85,930
GNMA REMIC Series 2014-133, Class BS(b) (-1x1M LIBOR + 5.600%)
346,308	3.523	09/20/44	39,016
GNMA REMIC Series 2014-158, Class SA(b) (-1x1M LIBOR + 5.600%)
2,140,638	3.537	10/16/44	260,276
GNMA REMIC Series 2014-188, Class IB
1,285,163	4.000	12/20/44	220,934
GNMA REMIC Series 2014-41, Class SA(b) (-1x1M LIBOR + 6.100%)
116,107	4.023	03/20/44	16,510
GNMA REMIC Series 2015-110, Class MS(b) (-1x1M LIBOR + 5.710%)
1,451,708	3.633	08/20/45	170,148
GNMA REMIC Series 2015-111, Class IM
798,585	4.000	08/20/45	136,817
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M LIBOR + 6.200%)
447,068	4.123	08/20/45	61,784
GNMA REMIC Series 2015-112, Class SB(b) (-1x1M LIBOR + 5.740%)
430,136	3.663	08/20/45	50,955

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2015-119, Class SN(b) (-1x1M LIBOR + 6.250%)
$936,811	4.128%	08/20/45	$131,154
GNMA REMIC Series 2015-126, Class HS(b) (-1x1M LIBOR + 6.200%)
870,179	4.123	09/20/45	118,830
GNMA REMIC Series 2015-129, Class IC
492,486	4.500	09/16/45	102,977
GNMA REMIC Series 2015-168, Class SD(b) (-1x1M LIBOR + 6.200%)
233,848	4.123	11/20/45	34,126
GNMA REMIC Series 2015-57, Class AS(b) (-1x1M LIBOR + 5.600%)
2,604,801	3.523	04/20/45	303,651
GNMA REMIC Series 2015-64, Class SG(b) (-1x1M LIBOR + 5.600%)
1,225,661	3.523	05/20/45	164,293
GNMA REMIC Series 2015-72, Class JI
108,834	3.500	05/20/45	18,428
GNMA REMIC Series 2015-83, Class PI
181,225	3.500	06/20/45	31,387
GNMA REMIC Series 2015-90, Class PI
144,598	3.500	04/20/45	24,387
GNMA REMIC Series 2016-1, Class ST(b) (-1x1M LIBOR + 6.200%)
456,248	4.123	01/20/46	62,305
GNMA REMIC Series 2016-138, Class DI
278,378	4.000	10/20/46	52,081
GNMA REMIC Series 2016-27, Class IA
1,008,624	4.000	06/20/45	162,536
GNMA REMIC Series 2016-4, Class SM(b) (-1x1M LIBOR + 5.650%)
644,549	3.573	01/20/46	75,486
GNMA REMIC Series 2017-139, Class IM
1,852,739	4.500	09/20/47	351,569

			5,536,489

Regular Floater(b) – 2.8%
FHLMC REMIC Series 4103, Class BF (1M LIBOR + 0.350%)
725,192	2.413	12/15/38	726,198
FNMA REMIC Series 2010-118, Class YF (1M LIBOR + 0.500%)
4,556,040	2.565	10/25/40	4,593,872
FNMA REMIC Series 2011-63, Class FG (1M LIBOR + 0.450%)
117,388	2.515	07/25/41	118,101
FNMA REMIC Series 2017-96, Class FA (1M LIBOR + 0.400%)
2,607,856	2.465	12/25/57	2,621,341
GNMA REMIC Series 2017-182, Class FN (1M LIBOR + 0.300%)
5,293,679	2.458	12/16/47	5,298,490

			13,358,002

Sequential Fixed Rate – 1.7%
FHLMC REMIC Series 2042, Class N
53,071	6.500	03/15/28	57,067

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC REMIC Series 3748, Class D
469,643	4.000	11/15/39	477,259
FNMA REMIC Series 2000-16, Class ZG
147,173	8.500	06/25/30	170,710
FNMA REMIC Series 2005-59, Class KZ
859,214	5.500	07/25/35	922,818
FNMA REMIC Series 2011-52, Class GB
518,787	5.000	06/25/41	549,621
FNMA REMIC Series 2011-99, Class DB
566,936	5.000	10/25/41	598,825
FNMA REMIC Series 2012-111, Class B
82,635	7.000	10/25/42	92,374
FNMA REMIC Series 2012-153, Class B
317,087	7.000	07/25/42	355,804
FNMA REMIC Series 2017-87, Class EA
5,250,214	3.000	04/25/44	5,045,676

			8,270,154

Sequential Floating Rate(b) – 0.4%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
83,039	3.883	04/25/35	84,120
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
419,135	3.993	07/25/35	427,071
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
94,354	3.248	09/25/35	92,998
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
133,606	2.557	01/19/36	114,514
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
36,513	2.785	10/25/34	35,753
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX (6M USD LIBOR + 3.592%)
7,516	0.123	08/25/33	38
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX (6M USD LIBOR + 3.176%)
944	0.320	07/25/33	15
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
363,665	4.356	10/25/34	374,348
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
302,778	3.750	05/28/52	301,520
Station Place Securitization Trust Series 2015-2, Class A(c) (1M USD LIBOR + 0.550%)
600,000	2.617	07/15/19	600,000

			2,030,377

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$29,195,022

Commercial Mortgage-Backed Securities(b)(c) – 0.8%
Sequential Floating Rate – 0.8%
Bancorp Commercial Mortgage Trust Series 2018-CRE4, Class A (1M LIBOR + 0.900%)
1,000,000	3.070%	09/15/35	$999,944

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A (1M LIBOR + 0.830%)
$1,800,000	2.988%	06/15/35	$1,798,901
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4
1,259,708	4.869	02/15/44	1,302,348

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$4,101,193

Federal Agencies – 90.0%
Adjustable Rate FHLMC(b) – 0.0%
(1 year CMT + 2.107%)
11,114	3.337%	10/01/34	$11,701
(1 year CMT + 2.224%)
22,375	3.393	09/01/33	23,417
(1 year CMT + 2.250%)
42,104	4.086	04/01/33	43,846
(1 year CMT + 2.250%)
16,185	3.500	11/01/34	16,975
(1 year CMT + 2.250%)
15,678	3.931	02/01/35	16,406
(1 year CMT + 2.250%)
53,300	3.951	06/01/35	55,616

			167,961

Adjustable Rate FNMA(b) – 0.2%
(1 year CMT + 2.196%)
26,801	3.612	02/01/35	28,167
(1 year CMT + 2.204%)
4,759	4.124	07/01/33	4,973
(1 year CMT + 2.253%)
112,338	4.347	06/01/33	117,513
(1 year CMT + 2.292%)
1,453	4.050	04/01/34	1,518
(1 year CMT + 2.530%)
136,426	4.682	08/01/34	144,555
(12M USD LIBOR + 1.623%)
37,349	3.530	03/01/35	39,168
(12M USD LIBOR + 1.633%)
48,953	3.427	12/01/33	51,414
(12M USD LIBOR + 1.670%)
23,904	3.442	11/01/34	25,210
(12M USD LIBOR + 1.810%)
21,308	4.051	04/01/35	22,434
(12M USD LIBOR + 1.971%)
33,640	4.094	05/01/35	35,371
(6M USD LIBOR + 1.414%)
6,204	3.783	06/01/33	6,423
(6M USD LIBOR + 1.824%)
853	4.074	12/01/33	903
(COF + 1.250%)
1,253	2.145	07/01/22	1,256
(COF + 1.250%)
9,335	2.184	07/01/27	9,382
(COF + 1.250%)
10,032	2.184	11/01/27	10,082

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(COF + 1.250%)
5,097	2.184	01/01/31	5,131
(COF + 1.250%)
6,804	2.184	06/01/32	6,852
(COF + 1.250%)
6,926	2.145	08/01/32	6,974
(COF + 1.250%)
17,704	2.145	05/01/33	17,818
(COF + 1.250%)
98,886	2.135	08/01/33	99,506
(COF + 1.250%)
3,563	2.184	11/01/35	3,587
(COF + 1.250%)
23,920	2.184	12/01/37	24,049
(COF + 1.250%)
15,016	2.184	01/01/38	15,094
(COF + 1.250%)
13,740	2.184	11/01/40	13,831

			691,211

Adjustable Rate GNMA(b) – 0.2%
(1 year CMT + 1.500%)
11,856	3.625	06/20/23	11,967
(1 year CMT + 1.500%)
6,612	2.750	07/20/23	6,679
(1 year CMT + 1.500%)
6,166	2.750	08/20/23	6,230
(1 year CMT + 1.500%)
15,119	2.750	09/20/23	15,280
(1 year CMT + 1.500%)
5,051	3.375	03/20/24	5,105
(1 year CMT + 1.500%)
44,495	3.625	04/20/24	45,131
(1 year CMT + 1.500%)
5,305	3.625	05/20/24	5,413
(1 year CMT + 1.500%)
43,985	3.625	06/20/24	44,485
(1 year CMT + 1.500%)
28,116	2.750	07/20/24	28,469
(1 year CMT + 1.500%)
37,593	2.750	08/20/24	38,071
(1 year CMT + 1.500%)
11,460	2.750	09/20/24	11,608
(1 year CMT + 1.500%)
15,585	3.125	11/20/24	15,805
(1 year CMT + 1.500%)
16,092	3.125	12/20/24	16,321
(1 year CMT + 1.500%)
10,522	3.375	01/20/25	10,653
(1 year CMT + 1.500%)
5,869	3.375	02/20/25	5,943
(1 year CMT + 1.500%)
21,672	3.625	05/20/25	21,961
(1 year CMT + 1.500%)
17,601	2.750	07/20/25	17,859

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 year CMT + 1.500%)
$7,635	3.375%	02/20/26	$7,747
(1 year CMT + 1.500%)
435	2.750	07/20/26	442
(1 year CMT + 1.500%)
20,677	3.375%	01/20/27	21,011
(1 year CMT + 1.500%)
8,292	3.375	02/20/27	8,427
(1 year CMT + 1.500%)
62,551	3.625	04/20/27	63,614
(1 year CMT + 1.500%)
5,625	3.625	05/20/27	5,720
(1 year CMT + 1.500%)
8,561	3.625	06/20/27	8,711
(1 year CMT + 1.500%)
3,105	3.125	11/20/27	3,167
(1 year CMT + 1.500%)
9,846	3.125	12/20/27	10,042
(1 year CMT + 1.500%)
22,046	3.375	01/20/28	22,436
(1 year CMT + 1.500%)
7,852	3.375	02/20/28	7,992
(1 year CMT + 1.500%)
7,688	3.375	03/20/28	7,822
(1 year CMT + 1.500%)
34,427	2.750	07/20/29	35,164
(1 year CMT + 1.500%)
22,082	2.750	08/20/29	22,556
(1 year CMT + 1.500%)
4,102	2.750	09/20/29	4,188
(1 year CMT + 1.500%)
18,835	3.125	10/20/29	19,261
(1 year CMT + 1.500%)
24,139	3.125	11/20/29	24,688
(1 year CMT + 1.500%)
5,050	3.125	12/20/29	5,165
(1 year CMT + 1.500%)
7,659	3.375	01/20/30	7,821
(1 year CMT + 1.500%)
3,175	3.375	02/20/30	3,240
(1 year CMT + 1.500%)
20,319	3.375	03/20/30	20,753
(1 year CMT + 1.500%)
22,432	3.625	04/20/30	22,897
(1 year CMT + 1.500%)
58,322	3.625	05/20/30	59,560
(1 year CMT + 1.500%)
6,174	3.625	06/20/30	6,308
(1 year CMT + 1.500%)
55,860	2.750	07/20/30	57,128
(1 year CMT + 1.500%)
8,944	2.750	09/20/30	9,157
(1 year CMT + 1.500%)
18,082	3.125	10/20/30	18,515

			790,512

Mortgage-Backed Obligations – (continued)
FHLMC – 14.0%
189	5.000	10/01/18	189
195	5.000	11/01/18	195
448	5.000	12/01/18	449
43	5.000	01/01/19	43
48	5.000	02/01/19	48
12,518	5.500	04/01/20	12,625
130,298	4.500	08/01/23	134,546
27,683	7.000	04/01/31	29,551
359,188	7.000	09/01/31	399,999
168,974	7.000	04/01/32	190,541
302,356	7.000	05/01/32	340,663
10,001	4.500	07/01/33	10,365
308,824	4.500	08/01/33	320,217
623,780	4.500	09/01/33	646,623
59,594	4.500	10/01/33	61,781
76,335	5.000	10/01/33	81,043
9,726	5.500	12/01/33	10,562
111,175	5.500	04/01/35	120,236
3,827	5.000	07/01/35	4,069
2,495	4.500	08/01/35	2,587
11,319	4.500	09/01/35	11,734
5,032	4.500	10/01/35	5,206
89,319	5.000	12/01/35	94,843
46,652	5.500	01/01/36	50,579
187	5.500	02/01/36	203
2,081	5.000	02/01/37	2,214
24,889	6.000	08/01/37	27,312
23,340	6.000	09/01/37	25,618
10,360	6.000	10/01/37	11,367
71,651	6.000	11/01/37	78,638
73,389	6.000	12/01/37	80,541
35,443	4.500	01/01/38	36,755
2,593	5.500	01/01/38	2,810
74,749	6.000	01/01/38	81,857
21,275	6.000	02/01/38	23,351
4,767	6.000	03/01/38	5,237
22,932	6.000	04/01/38	25,182
11,119	6.000	05/01/38	12,217
1,454	4.500	06/01/38	1,501
20,954	6.000	06/01/38	23,019
15,601	6.000	07/01/38	17,142
10,586	6.000	08/01/38	11,632
58,114	4.500	09/01/38	60,611
75,275	6.000	09/01/38	82,644
17,828	6.000	10/01/38	19,587
1,732	6.000	11/01/38	1,903
868	6.000	12/01/38	954
289	4.500	01/01/39	299
57,538	6.000	01/01/39	63,191
32,827	4.500	02/01/39	34,147
7,359	6.000	02/01/39	8,084
309,283	7.000	02/01/39	348,729
12,561	4.500	03/01/39	13,084
4,696	6.000	03/01/39	5,158
2,880	4.500	04/01/39	3,000
2,694	6.000	04/01/39	2,960

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$100,130	4.500%	05/01/39	$104,300
231,143	5.000	05/01/39	245,461
274,088	4.500	06/01/39	285,501
3,503	4.500	07/01/39	3,649
458,413	5.000	07/01/39	486,670
6,590	4.500	08/01/39	6,865
13,510	4.500	09/01/39	14,073
3,622	4.500	10/01/39	3,772
2,392	4.500	11/01/39	2,491
9,363	4.500	12/01/39	9,753
9,659	4.500	01/01/40	10,061
6,999	4.500	04/01/40	7,295
29,709	6.000	04/01/40	32,626
10,827	4.500	05/01/40	11,285
58,653	6.000	05/01/40	64,354
22,746	4.000	06/01/40	23,206
14,544	4.500	06/01/40	15,159
11,881	4.500	07/01/40	12,384
2,063	4.500	08/01/40	2,150
20,745	5.000	08/01/40	22,051
25,712	5.000	10/01/40	27,281
219,100	4.000	02/01/41	223,300
61,751	4.500	02/01/41	64,316
10,603	4.500	03/01/41	11,041
26,374	4.500	04/01/41	27,466
24,196	4.500	05/01/41	25,198
48,628	4.500	06/01/41	50,641
3,059	5.000	06/01/41	3,245
124,113	4.500	08/01/41	129,250
125,066	4.500	09/01/41	130,360
82,751	4.000	10/01/41	84,451
14,519	4.000	11/01/41	14,799
7,715	4.500	12/01/41	8,034
831,833	4.000	03/01/42	846,854
95,335	4.500	03/01/42	99,281
50,717	3.000	05/01/42	48,945
463,871	3.500	06/01/42	460,113
1,049,898	4.500	06/01/42	1,094,027
136,081	3.000	08/01/42	131,280
163,738	3.500	08/01/42	162,216
53,547	3.000	10/01/42	51,637
346,218	3.500	10/01/42	343,000
723,876	3.000	11/01/42	698,582
239,303	3.500	11/01/42	237,079
1,252,304	3.000	12/01/42	1,208,620
2,228,566	3.000	01/01/43	2,150,772
205,962	3.000	02/01/43	198,584
3,022,686	3.500	08/01/43	2,995,476
1,305,310	4.000	08/01/43	1,330,907
789,095	4.000	01/01/44	804,059
822,475	3.500	02/01/44	814,828
635,135	3.500	06/01/44	630,818
15,803	4.000	11/01/44	16,113
84,699	3.500	02/01/45	84,018
140,638	3.500	03/01/45	139,507
809,909	3.500	06/01/45	802,126

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
24,815	3.500	08/01/45	24,500
35,546	3.500	09/01/45	35,095
645,750	3.500	10/01/45	639,141
68,979	3.500	11/01/45	68,104
5,240,744	3.500	03/01/46	5,185,099
790,178	3.500	05/01/46	780,612
1,033,753	3.500	06/01/46	1,020,089
373,231	3.500	07/01/46	368,297
545,848	3.500	08/01/46	539,921
62,415	3.500	10/01/46	61,590
72,529	3.500	12/01/46	71,570
15,668,480	3.000	05/01/47	15,038,681
984,570	4.500	07/01/47	1,025,952
563,096	3.500	12/01/47	556,541
4,376,621	3.000	01/01/48	4,189,802
9,417,931	4.500	08/01/48	9,786,989
6,473,844	4.500	09/01/48	6,689,180

			67,232,134

FNMA – 47.8%
42	5.500	02/01/19	42
302	5.500	04/01/19	302
20	5.500	05/01/19	20
874	5.500	07/01/19	876
3,688	5.500	08/01/19	3,717
1,921	5.500	09/01/19	1,938
3,544	5.500	10/01/19	3,576
1,235	5.500	11/01/19	1,249
1,168	5.500	12/01/19	1,177
4,089	5.500	02/01/20	4,125
762	4.500	03/01/20	771
2,370	5.500	01/01/21	2,410
6,606	7.000	09/01/21	6,769
27,673	7.000	06/01/22	28,610
11,102	7.000	07/01/22	11,409
971	4.500	04/01/23	1,003
313	7.000	01/01/29	313
1,550	7.000	09/01/29	1,577
3,852	7.000	08/01/31	4,104
317	7.000	03/01/32	351
872	7.000	04/01/32	918
2,186	7.000	06/01/32	2,206
308	7.000	07/01/32	309
35,845	6.000	01/01/33	39,629
1,721	6.000	02/01/33	1,882
537	5.500	07/01/33	580
13,769	5.000	08/01/33	14,566
4,496	5.500	09/01/33	4,868
13,404	5.500	02/01/34	14,524
3,878	5.500	03/01/34	4,204
6,812	5.000	04/01/34	7,232
6,655	5.500	04/01/34	7,209
26	5.500	06/01/34	28
25,105	5.500	07/01/34	27,227
4,330	5.500	08/01/34	4,694
14,158	5.500	10/01/34	15,364

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,652	5.500%	11/01/34	$2,881
104,794	5.500	12/01/34	113,804
111,823	6.000	04/01/35	122,449
8,565	5.500	05/01/35	9,251
3,466	5.500	06/01/35	3,757
4,495	5.000	07/01/35	4,757
5,024	5.500	07/01/35	5,451
3,869	5.500	08/01/35	4,189
6,267	5.500	09/01/35	6,792
179,451	5.000	10/01/35	190,773
2,030	5.500	10/01/35	2,199
65,528	6.000	10/01/35	72,032
1,818	5.500	12/01/35	1,974
1,711	6.000	12/01/35	1,881
290,895	5.000	01/01/36	309,248
83	5.500	02/01/36	90
9,085	5.500	04/01/36	9,843
2,056	6.000	04/01/36	2,251
277,726	4.500	07/01/36	289,107
17,282	5.500	07/01/36	18,715
29,932	4.500	12/01/36	31,139
2,496	5.500	02/01/37	2,709
10,234	5.500	04/01/37	11,096
53,387	6.000	04/01/37	58,283
112	5.500	06/01/37	122
1,875	5.500	07/01/37	2,038
291,361	5.500	08/01/37	315,505
76,070	6.500	10/01/37	84,482
39,547	6.000	11/01/37	43,444
173	5.500	12/01/37	188
314	5.500	02/01/38	344
3,342	5.500	03/01/38	3,632
33,243	5.000	04/01/38	35,256
15,146	5.500	04/01/38	16,459
3,926	5.500	05/01/38	4,266
966	5.500	06/01/38	1,050
694	5.500	07/01/38	754
1,651	5.500	08/01/38	1,795
1,523	5.500	09/01/38	1,655
37,371	6.000	09/01/38	41,141
11,850	5.500	12/01/38	12,817
484,955	5.000	01/01/39	514,376
81,449	6.000	01/01/39	89,476
195,251	6.500	01/01/39	217,810
273,347	4.500	02/01/39	284,553
4,976	5.500	02/01/39	5,408
6,068	4.500	03/01/39	6,338
189,293	7.000	03/01/39	211,666
7,826	4.500	05/01/39	8,173
5,933	5.500	06/01/39	6,448
6,150	4.500	07/01/39	6,423
5,233	4.000	08/01/39	5,339
12,888	4.500	09/01/39	13,416
18,971	4.500	10/01/39	19,749
5,213	5.500	11/01/39	5,665
44,523	4.500	02/01/40	46,500

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
7,349	4.500	03/01/40	7,650
104,610	4.500	04/01/40	108,970
36,804	4.500	06/01/40	38,427
340,510	5.000	06/01/40	361,918
25,705	5.000	07/01/40	27,321
7,380	4.500	09/01/40	7,705
7,195	4.500	12/01/40	7,495
115,461	4.500	01/01/41	120,265
31,288	4.500	04/01/41	32,570
55,049	4.500	06/01/41	57,291
42,358	4.500	07/01/41	44,094
184,127	4.500	08/01/41	191,612
201,031	4.500	09/01/41	209,278
173,075	3.500	10/01/41	171,973
168,711	4.500	10/01/41	175,519
48,920	3.500	11/01/41	48,609
134,133	4.500	11/01/41	139,545
79,939	4.500	12/01/41	83,195
162,474	3.500	01/01/42	161,439
80,261	4.500	01/01/42	83,509
16,457	3.500	02/01/42	16,329
752,301	4.000	03/01/42	765,852
19,165	4.500	03/01/42	19,927
135,207	4.000	04/01/42	137,642
27,664	4.500	04/01/42	28,765
14,235	3.500	05/01/42	14,124
60,822	3.500	06/01/42	60,377
145,670	3.500	07/01/42	144,286
156,703	3.500	08/01/42	155,216
103,408	3.000	09/01/42	99,708
187,855	3.500	09/01/42	186,174
274,373	3.500	10/01/42	272,339
28,535	3.500	11/01/42	28,264
634,457	4.500	11/01/42	661,645
616,329	3.000	12/01/42	594,357
125,424	3.500	12/01/42	124,508
133,623	3.000	01/01/43	129,051
14,454	3.500	01/01/43	14,316
51,922	3.000	02/01/43	50,146
700,546	3.500	02/01/43	694,613
1,263,870	3.000	03/01/43	1,220,623
1,608,599	3.500	03/01/43	1,595,000
1,401,415	3.000	04/01/43	1,353,494
1,816,731	3.500	04/01/43	1,800,047
604,684	2.500	05/01/43	565,294
1,702,897	3.000	05/01/43	1,645,158
313,492	3.500	05/01/43	310,632
58,080	3.000	06/01/43	56,111
1,053,488	3.500	06/01/43	1,043,988
518,833	3.000	07/01/43	501,241
8,924,830	3.500	07/01/43	8,843,428
2,066,124	3.500	08/01/43	2,047,165
59,086	3.500	09/01/43	58,562
863,161	3.500	01/01/44	854,967
64,302	3.500	08/01/44	63,553
126,969	3.500	09/01/44	125,921

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$161,585	3.500%	10/01/44		$160,455
25,288	3.500	12/01/44		25,032
64,030	5.000	12/01/44		67,356
41,493	3.500	01/01/45		41,151
637,523	4.000	02/01/45		646,961
182,811	3.500	03/01/45		181,187
524,743	4.000	03/01/45		532,840
123,518	3.500	04/01/45		121,929
255,700	4.000	04/01/45		259,645
2,556,583	4.500	04/01/45		2,674,925
1,124,635	3.500	05/01/45		1,116,420
293,094	4.500	05/01/45		306,844
3,370,405	4.500	06/01/45		3,497,980
173,818	3.500	07/01/45		171,581
29,119	3.500	11/01/45		28,744
784,397	4.000	11/01/45		794,449
539,447	3.500	01/01/46		532,505
942,987	3.500	03/01/46		934,973
496,276	4.000	03/01/46		502,425
134,993	3.500	04/01/46		133,881
942,988	3.500	05/01/46		931,680
340,180	4.000	06/01/46		344,268
909,713	4.500	06/01/46		940,878
816,659	3.000	07/01/46		782,448
929,002	4.000	07/01/46		940,165
474,682	3.000	08/01/46		454,796
998,612	4.000	08/01/46		1,010,612
1,549,875	3.000	09/01/46		1,484,946
487,610	3.000	10/01/46		467,183
561,622	4.000	10/01/46		568,371
2,371,765	3.000	11/01/46		2,272,277
8,242,858	3.000	12/01/46		7,897,543
3,431,449	3.000	01/01/47		3,287,697
7,101,738	3.000	02/01/47		6,804,228
2,377,157	4.500	02/01/47		2,464,042
511,039	3.000	03/01/47		489,630
1,714,510	3.000	04/01/47		1,642,685
46,035	3.500	05/01/47		45,328
520,262	4.000	06/01/47		528,127
4,923,095	3.000	07/01/47		4,715,437
2,401,239	4.500	07/01/47		2,494,033
3,458,959	4.500	11/01/47		3,591,962
1,214,902	4.000	12/01/47		1,234,786
2,997,782	4.000	01/01/48		3,046,847
7,452,273	4.000	02/01/48		7,567,219
5,449,530	4.000	03/01/48		5,531,754
1,960,082	4.000	05/01/48		1,989,101
993,322	4.500	05/01/48		1,036,819
3,934,644	4.000	06/01/48		3,999,043
3,492,278	4.500	06/01/48		3,613,621
3,917,887	3.000	07/01/48		3,753,757
14,841,264	4.000	07/01/48		15,070,855
984,387	5.000	07/01/48		1,035,101
1,464,345	4.500	08/01/48		1,533,958
984,118	5.000	08/01/48		1,034,819
999,079	4.500	09/01/48		1,043,140

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
1,000,000	5.000	10/01/48		1,051,101
4,646,124	4.000	08/01/51		4,696,034
961,074	3.500	11/01/51		946,684
5,387,136	4.000	05/01/56		5,383,694
1,643,211	3.500	06/01/56		1,612,956
5,875,674	4.000	07/01/56		5,966,388
6,661,787	3.500	08/01/56		6,540,261
5,269,365	3.500	10/01/56		5,172,244
3,003,401	3.500	01/01/57		2,928,371
4,406,183	4.000	02/01/57		4,472,595
11,000,000	3.500	TBA-15yr	(d)	11,055,859
1,000,000	5.000	TBA-30yr	(d)	1,049,688
20,000,000	4.500	TBA-30yr	(d)	20,631,250
19,000,000	3.000	TBA-30yr	(d)	18,179,141

				229,928,651

GNMA – 27.8%
9,526	5.500	07/15/20		9,641
5,503	6.000	04/15/26		5,946
197	6.500	01/15/32		216
1,045	6.500	02/15/32		1,147
407,577	5.500	04/15/33		440,521
5,434	5.000	11/15/33		5,749
1,041	6.500	08/15/34		1,142
1,334	6.500	02/15/36		1,494
3,268	6.500	03/15/36		3,660
3,293	6.500	04/15/36		3,651
12,881	6.500	05/15/36		14,427
7,389	6.500	06/15/36		8,279
45,214	6.500	07/15/36		50,337
39,955	6.500	08/15/36		44,420
75,624	6.500	09/15/36		84,500
32,352	6.500	10/15/36		36,255
43,860	6.500	11/15/36		48,672
22,161	6.500	12/15/36		24,774
10,568	6.500	01/15/37		11,862
1,758	6.500	03/15/37		1,972
5,559	6.500	04/15/37		6,244
2,824	6.500	05/15/37		3,101
2,739	6.500	08/15/37		3,071
12,081	6.500	09/15/37		13,527
12,512	6.500	10/15/37		14,402
7,144	6.500	11/15/37		7,944
3,250	6.500	05/15/38		3,663
2,253	6.500	11/15/38		2,538
2,937	6.500	02/15/39		3,290
103,537	4.500	12/20/39		108,201
407,663	5.000	01/20/40		433,958
27,631	4.500	02/20/40		28,875
452,752	4.500	05/15/40		472,277
77,163	4.500	05/20/40		80,638
326,015	5.000	07/15/40		344,666
171,570	3.500	09/15/42		171,588
9,928,795	4.000	10/20/43		10,163,053
401,568	3.500	02/15/45		400,324
106,256	4.000	05/20/45		108,564

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$84,096	4.000%	07/20/45		$85,923
3,950,551	4.000	08/20/45		4,036,352
2,290,737	4.500	08/20/45		2,379,950
159,701	4.000	10/20/45		163,170
591,302	4.500	10/20/45		614,331
482,266	4.000	01/20/46		492,590
1,828,819	4.500	03/20/46		1,905,186
86,242	4.500	06/20/46		89,708
35,050	4.500	07/20/46		36,448
31,823	4.500	08/20/46		33,152
490,347	4.000	01/20/47		500,383
1,614,711	4.000	03/20/47		1,646,249
172,344	4.500	03/20/47		178,894
3,704,500	4.500	04/20/47		3,837,196
3,698,908	4.500	05/20/47		3,838,340
4,977,679	4.500	05/20/48		5,154,814
19,930,750	4.500	06/20/48		20,640,003
35,904,894	4.500	07/20/48		37,159,716
998,050	4.500	08/20/48		1,032,709
2,000,000	3.000	TBA-30yr	(d)	1,936,719
28,000,000	4.500	TBA-30yr	(d)	28,934,063
3,000,000	4.000	TBA-30yr	(d)	3,050,156
3,000,000	3.500	TBA-30yr	(d)	2,982,188

				133,896,829

TOTAL FEDERAL AGENCIES				$432,707,298

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $472,611,693)				$466,003,513

Asset-Backed Securities(b) – 15.5%
Collateralized Loan Obligations(c) – 4.7%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A(1M USD LIBOR + 1.150%)
$1,300,000	3.213%	06/15/28		$1,303,255
Battalion CLO Ltd. Series 2018-12A, Class A1 (3M USD LIBOR + 1.070%)
800,000	3.400	05/17/31		797,798
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1R (3M USD LIBOR + 1.100%)
4,510,000	3.946	07/17/31		4,509,941
Cent CLO Ltd. Series 2014-22A, Class A1R (3M USD LIBOR + 1.410%)
1,750,000	3.773	11/07/26		1,751,148
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
1,400,000	3.598	07/15/26		1,400,155
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A (3M USD LIBOR + 1.390%)
1,450,000	3.750	07/25/27		1,449,983
Madison Park Funding XII Ltd. Series 2014-12A, Class AR (3M USD LIBOR + 1.260%)
1,550,000	3.619	07/20/26		1,550,295
Magnetite XVI Ltd. Series 2015-16A, Class AR (3M USD LIBOR + 0.800%)
1,500,000	3.155	01/18/28		1,495,550

Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(c) – (continued)
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
1,600,000	3.442	04/26/31		1,598,283
Ready Capital Mortgage Financing LLC Series 2018-FL2, Class A (1M USD LIBOR + 0.850%)
750,000	2.915	06/25/35		750,263
Sound Point CLO XVIII Ltd. Series 2017-4A, Class A2A (3M USD LIBOR + 1.400%)
850,000	3.729	01/21/31		841,757
Sound Point CLO XVIII Ltd. Series 2017-4A, Class B (3M USD LIBOR + 1.800%)
550,000	4.129	01/21/31		544,294
Thacher Park CLO Ltd. Series 2014-1A, Class AR (3M USD LIBOR + 1.160%)
2,450,000	3.519	10/20/26		2,450,828
York CLO 1 Ltd. Series 2014-1A, Class ARR(e) (-1x3M LIBOR + 1.120%)
2,100,000	0.000	10/22/29		2,100,000

				22,543,550

Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A (1M USD LIBOR + 0.280%)
44,558	2.343	02/15/34		42,564

Student Loan – 10.8%
Academic Loan Funding Trust Series 2013-1, Class A(c) (1M USD LIBOR + 0.800%)
3,988,312	2.865	12/26/44		3,975,639
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
386,783	2.765	12/26/35		386,080
ECMC Group Student Loan Trust Series 2017-1A, Class A(c) (1M USD LIBOR + 1.200%)
3,123,175	3.265	12/27/66		3,165,338
ECMC Group Student Loan Trust Series 2018-1A, Class A(c) (1M USD LIBOR + 0.750%)
4,647,297	2.815	02/27/68		4,647,996
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c) (1M USD LIBOR + 0.800%)
545,276	2.865	06/25/26		545,484
Goal Capital Funding Trust Series 2010-1, Class A(c) (3M USD LIBOR + 0.700%)
1,644,610	3.030	08/25/48		1,643,820
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
1,454,598	3.380	05/25/34		1,463,708
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,000,000	3.260	07/25/45		1,008,858
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A3 (1M USD LIBOR + 1.050%)
950,000	3.127	07/20/43		960,986
Navient Student Loan Trust Series 2016-5A, Class A(c) (1M USD LIBOR + 1.250%)
3,020,642	3.315	06/25/65		3,097,097

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(b) – (continued)
Student Loan – (continued)
Nelnet Student Loan Trust Series 2006-1, Class A6(c) (3M USD LIBOR + 0.450%)
$1,700,000	2.780%	08/23/36	$1,679,792
Nelnet Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
644,854	2.460	01/25/30	644,467
Nelnet Student Loan Trust Series 2006-2, Class A7(c) (3M Euribor + 0.580%)
2,450,000	2.940	01/26/37	2,414,306
North Carolina State Education Assistance Authority Series 2010-1, Class A1 (3M USD LIBOR + 0.900%)
585,909	3.260	07/25/41	584,653
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A3 (3M USD LIBOR + 0.950%)
700,000	3.258	10/01/37	705,082
Panhandle-Plains Higher Education Authority, Inc. Series 2011-2, Class A3 (3M USD LIBOR + 0.850%)
1,100,000	3.158	07/01/32	1,103,592
PHEAA Student Loan Trust Series 2011-1A, Class A1(c) (3M USD LIBOR + 1.100%)
2,079,641	3.435	06/25/38	2,112,733
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
4,610,145	2.655	08/25/40	4,597,120
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
1,098,815	3.215	09/25/65	1,115,130
PHEAA Student Loan Trust Series 2016-2A, Class A(c) (1M USD LIBOR + 0.950%)
1,228,368	3.015	11/25/65	1,244,306
SLM Student Loan Trust Series 2004-8A, Class A6(c) (3M USD LIBOR + 0.630%)
800,000	2.990	01/25/40	802,212
SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
5,150,265	2.500	10/25/28	5,137,488
SLM Student Loan Trust Series 2005-9, Class A7A (3M Euribor + 0.600%)
4,550,000	2.960	01/25/41	4,560,253
South Carolina Student Loan Corp. Series 2010-1, Class A3 (3M USD LIBOR + 1.050%)
1,850,000	3.410	10/27/36	1,886,733
Utah State Board of Regents Series 2016-1, Class A (1M USD LIBOR + 0.750%)
2,358,196	2.814	09/25/56	2,360,386

			51,843,259

TOTAL ASSET-BACKED SECURITIES (Cost $73,948,160)			$74,429,373

Municipal Debt Obligation(b)(f) – 0.2%
New Hampshire – 0.2%
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3 (3M USD LIBOR + 0.000%)
$1,150,000	3.210%	10/25/37	$1,160,356
(Cost $1,140,225)

U.S. Treasury Obligations – 2.4%
United States Treasury Bonds
$2,660,000	2.875	11/15/46	$2,501,890
1,240,000	2.750	11/15/47	1,135,523
800,000	3.000	08/15/48	770,056
United States Treasury Notes
2,490,000	2.125	09/30/24	2,372,921
1,220,000	2.750	06/30/25	1,200,738
3,400,000	3.000	09/30/25	3,396,553

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,763,462)			$11,377,681

Shares	Distribution Rate	Value
Investment Company(g) – 4.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,338,690	2.060%	$22,338,690
(Cost $22,338,690)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $581,802,230)		$575,309,613

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments(e) – 1.5%
Commercial Paper – 1.5%
AT&T, Inc.
$3,910,000	0.000%	10/05/18	$3,908,198
1,050,000	0.000	10/09/18	1,049,232
Mondelez International, Inc.
2,150,000	0.000	10/01/18	2,149,574

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,108,217)			$7,107,004

TOTAL INVESTMENTS – 121.1%
(Cost $588,910,447)			$582,416,617

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.1)%			(101,401,073)

NET ASSETS – 100.0%			$481,015,544

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on September 30, 2018.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

September 30, 2018 (Unaudited)

resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $60,050,944, which represents approximately 12.5% of the Fund’s net assets as of September 30, 2018. The liquidity determination is unaudited.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $87,819,064 which represents approximately 18.3% of the Fund’s net assets as of September 30, 2018.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(g)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTA	—Monthly Treasury Average
PI	—Private Investment
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2018, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.000%	TBA-30yr	10/11/18	$4,000,000	$(3,826,875)
FNMA	3.500	TBA-30yr	10/11/18	5,000,000	(4,920,312)
FNMA	4.000	TBA-30yr	10/11/18	10,000,000	(10,096,875)
FNMA	4.000	TBA-30yr	11/13/18	29,000,000	(29,242,423)
TOTAL (Proceeds Receivable: $48,364,453)					$(48,086,485)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	65	12/19/18	$8,190,000	$(103,299)
5 Year U.S. Treasury Notes	225	12/31/18	25,307,227	(100,407)
10 Year U.S. Treasury Notes	189	12/19/18	22,449,656	(233,111)
20 Year U.S. Treasury Bonds	90	12/19/18	12,645,000	(312,082)
Total				$(748,899)
Short position contracts:
Eurodollars	(19)	06/17/19	(4,607,975)	46,993
Eurodollars	(37)	12/16/19	(8,959,550)	13,179
Eurodollars	(76)	12/14/20	(18,398,650)	35,629
Ultra Long U.S. Treasury Bonds	(30)	12/19/18	(4,628,437)	111,417
2 Year U.S. Treasury Notes	(23)	12/31/18	(4,846,891)	11,963
Total				$219,181
TOTAL FUTURES CONTRACTS				$(529,718)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At September 30, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
2Y IRS	JPMorgan Securities, Inc.	$2.265	08/06/2020	11,800,000	$11,800,000	$26,302	$32,450	$(6,148)
2Y IRS	Citibank NA	2.250	04/14/2020	9,100,000	9,100,000	14,301	26,000	(11,699)
2Y IRS	Citibank NA	2.350	05/05/2020	10,900,000	10,900,000	21,348	26,651	(5,303)

				31,800,000	$31,800,000	$61,951	$85,101	$(23,150)
Puts
1Y IRS	JPMorgan Securities, Inc.	2.750	03/06/2019	3,600,000	3,600,000	10,560	60,000	(49,440)
Total Purchased option contracts				35,400,000	$35,400,000	$72,511	$145,101	$(72,590)

Written option contracts
Calls
2Y IRS	Citibank NA	2.318	04/14/2020	(2,000,000)	(2,000,000)	(12,611)	(26,000)	13,389
2Y IRS	Citibank NA	2.377	05/05/2020	(2,400,000)	(2,400,000)	(17,929)	(26,700)	8,771
2Y IRS	JPMorgan Securities, Inc.	2.38	08/06/2020	(2,600,000)	(2,600,000)	(23,745)	(32,500)	8,755

				(7,000,000)	$(7,000,000)	$(54,285)	$(85,200)	$30,915

Puts
1Y IRS	JPMorgan Securities, Inc.	2.79	03/06/2019	(1,600,000)	(1,600,000)	(11,317)	(60,000)	48,683
Total Written option contracts				(8,600,000)	$(8,600,000)	$(65,602)	$(145,200)	$79,598
TOTAL				26,800,000	$26,800,000	$6,909	$(99)	$7,008

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,195,894,737, $2,414,826,981 and $4,147,872,578, respectively)	$2,045,188,081	$2,392,171,598	$4,116,440,425
Investments of affiliated issuers, at value (cost $123,103,809, $17,184 and $225,967,419, respectively)	123,103,809	17,184	225,993,818
Cash	33,602,370	31,806,890	85,244,062
Foreign currencies, at value (cost $1,056,974, $17,589 and $46,790, respectively)	985,406	17,620	46,241
Unrealized gain on swap contracts	507,179	—	—
Unrealized gain on forward foreign currency exchange contracts	7,289,670	—	253,199
Variation margin on swaps contracts	—	11,988	470,814
Receivables:
Investments sold	70,357,405	4,444,914	24,948
Collateral on certain derivative contracts(a)	36,380,841	2,234,163	3,091,292
Interest and dividends	32,779,374	38,231,145	17,770,446
Fund shares sold	5,088,567	1,303,093	7,136,411
Upfront payments made on swap contracts	1,708,842	—	—
Reimbursement from investment adviser	75,150	21,382	—
Investments sold on an extended-settlement basis	—	11,303,576	134,710,302
Other assets	148,430	269,132	401,986
Total assets	2,357,215,124	2,481,832,685	4,591,583,944

Liabilities:
Reverse Repurchase Agreement, at value	—	7,585,500	—
Unrealized loss on swap contracts	6,771,651	—	—
Unrealized loss on forward foreign currency exchange contracts	5,343,045	—	—
Variation margin on futures contracts	295,842	222,754	43,730
Variation margin on swaps contracts	426,856	—	—
Unrealized loss on unfunded loan commitment	—	—	6,814
Payables:
Investments purchased on an extended — settlement basis	40,199,888	37,382,469	317,586,095
Investments purchased	31,923,404	2,348,071	6,453,502
Fund shares redeemed	13,300,608	7,483,799	9,247,415
Management fees	1,452,420	1,387,070	1,863,538
Upfront payments received on swap contracts	1,163,787	—	—
Distributions payable	867,860	434,654	321,712
Due to broker — upfront payment	441,325	—	—
Distribution and Service fees and Transfer Agency fees	126,224	132,707	109,378
Interest Payable Short Position	—	—	4,914
Accrued expenses	368,521	201,521	362,403
Total liabilities	102,681,431	57,178,545	335,999,501

Net Assets:
Paid-in capital	2,497,571,988	2,816,230,681	4,470,930,726
Undistributed (distributions in excess of) net investment income	(12,588,112)	2,910,574	568,351
Accumulated net realized loss	(69,874,031)	(374,076,756)	(186,519,999)
Net unrealized loss	(160,576,152)	(20,410,359)	(29,394,635)
NET ASSETS	$2,254,533,693	$2,424,654,140	$4,255,584,443
Net Assets:
Class A	$75,303,904	$176,807,334	$4,465,911
Class C	26,537,250	18,465,600	1,349,162
Institutional	1,466,532,799	411,783,713	186,701,844
Service	—	11,008,215	—
Investor	127,200,586	22,082,528	4,915,455
Class P	24,691,710	1,692,961,228	3,877,833,629
Class R	—	12,971,107	60,525
Class R6	534,267,444	78,574,415	180,257,917
Total Net Assets	$2,254,533,693	$2,424,654,140	$4,255,584,443
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,385,815	27,647,282	463,820
Class C	2,251,501	2,885,377	140,099
Institutional	124,204,835	64,228,715	19,371,560
Service	—	1,723,202	—
Investor	10,770,819	3,446,735	509,518
Class P	2,092,069	264,080,741	402,006,218
Class R	—	2,029,776	6,285
Class R6	45,253,505	12,238,735	18,692,630
Net asset value, offering and redemption price per share:(b)
Class A	$11.79	$6.40	$9.63
Class C	11.79	6.40	9.63
Institutional	11.81	6.41	9.64
Service	—	6.39	—
Investor	11.81	6.41	9.65
Class P	11.80	6.41	9.65
Class R	—	6.39	9.63
Class R6	11.81	6.42	9.64

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps
Emerging Markets Debt	$16,280,000	$5,952,532	$14,148,309
High Yield	—	1,206,586	1,027,577
High Yield Floating Rate	740,000	1,234,618	1,116,674

(b)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield and High Yield Floating Rate Funds is $12.35, $6.70 and $9.85, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

September 30, 2018 (Unaudited)

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $386,268,794, $267,809,283 and $9,718,584, respectively)	$382,129,835	$235,793,839	$8,541,796
Investments of affiliated issuers, at value (cost $4,342, $30,673,286 and $9,722,082, respectively)	4,342	30,673,286	8,777,501
Cash	3,944,160	4,270,951	262,584
Foreign currencies, at value (cost $15,890, $1,627,088 and $81,278, respectively)	13,364	1,639,724	78,726
Unrealized gain on swap contracts	—	53,476	—
Unrealized gain on forward foreign currency exchange contracts	18,004	2,579,834	—
Receivables:
Investments sold	465,612	7,851,663	2,530
Collateral on certain derivative contracts(a)	1,208,268	6,787,611	59,235
Interest and dividends	3,946,475	4,166,911	61,277
Fund shares sold	106,655	22,126	226
Reimbursement from investment adviser	28,833	37,958	46,444
Upfront payments made on swap contracts	—	323,423	—
Due from broker	—	—	42,629
Other assets	81,299	92,601	83,361
Total assets	391,946,847	294,293,403	17,956,309

Liabilities:
Unrealized loss on swap contracts	—	1,348,141	—
Unrealized loss on forward foreign currency exchange contracts	—	2,039,409	—
Variation margin on futures contracts	41,645	6,325	3,677
Variation margin on swaps contracts	1,808	32,558	—
Payables:
Investments purchased on an extended — settlement basis	—	4,899,524	—
Investments purchased	4,622,793	5,135,684	5,789
Fund shares redeemed	514,602	363,563	—
Management fees	106,020	179,343	6,315
Income distribution	74,045	17,940	—
Distribution and Service fees and Transfer Agency fees	12,538	13,521	886
Upfront payments received on swap contracts	—	71,611	—
Due to broker — upfront payment	—	63,749	—
Accrued expenses	101,622	250,556	163,202
Total liabilities	5,475,073	14,421,924	179,869

Net Assets:
Paid-in capital	393,513,090	494,182,968	20,058,990
Undistributed (distributions in excess of) net investment income	243,565	(10,987,665)	5,064
Accumulated net realized loss	(3,418,392)	(172,004,391)	(184,829)
Net unrealized loss	(3,866,489)	(31,319,433)	(2,102,785)
NET ASSETS	$386,471,774	$279,871,479	$17,776,440
Net Assets:
Class A	$8,541,186	$5,077,981	$818,332
Class C	—	5,017,644	115,150
Institutional	39,614,254	75,808,635	16,640,969
Separate Account Institutional	240,634,620	—	—
Investor	4,475,528	7,266,748	139,268
Class P	93,187,801	62,472,407	9,023
Class R	—	—	44,438
Class R6	18,385	124,228,064	9,260
Total Net Assets	$386,471,774	$279,871,479	$17,776,440
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	961,117	909,039	104,913
Class C	—	899,505	14,731
Institutional	4,455,749	13,616,779	2,127,473
Separate Account Institutional	27,059,945	—	—
Investor	503,347	1,304,099	17,822
Class P	10,486,589	11,215,611	1,153
Class R	—	—	5,681
Class R6	2,067	22,312,843	1,184
Net asset value, offering and redemption price per share:(b)
Class A	$8.89	$5.59	$7.80
Class C	—	5.58	7.82
Institutional	8.89	5.57	7.82
Separate Account Institutional	8.89	—	—
Investor	8.89	5.57	7.81
Class P	8.89	5.57	7.83
Class R	—	—	7.82
Class R6	8.89	5.57	7.82

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps
Investment Grade Credit	$—	$345,000	$863,268
Local Emerging Markets Debt	3,500,000	277,008	3,010,603
Total Emerging Markets Income	—	59,235	—

(b)	Maximum public offering price per share for Class A Shares of Investment Grade Credit, Local Emerging Markets Debt and Total Emerging Markets Income Funds is $9.24, $5.85 and $8.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement of Assets and Liabilities (continued)

September 30, 2018 (Unaudited)

U.S. Mortgages Fund
Assets:
Investments of unaffiliated issuers, at value (cost $566,571,757)	$560,077,927
Investments of affiliated issuers, at value (cost $22,338,690)	22,338,690
Purchased options (cost $145,101)	72,511
Cash	7,471,843
Variation margin on futures contracts	9,494
Receivables:
Investments sold on an extended-settlement basis	101,009,219
Investments sold	3,378,634
Interest and dividends	1,592,881
Collateral on certain derivative contracts(a)	1,070,000
Fund shares sold	372,530
Reimbursement from investment adviser	20,615
Other assets	91,896
Total assets	697,506,240

Liabilities:
Forward sale contracts, at value (proceeds received $48,364,453)	48,086,485
Written option contracts, at value (premium received $145,200)	65,602
Payables:
Investments purchased on an extended — settlement basis	163,189,546
Investments purchased	3,422,065
Fund shares redeemed	1,286,469
Management fees	131,203
Income distribution	88,086
Distribution and Service fees and Transfer Agency fees	36,450
Collateral on certain derivative contracts(b)	10,019
Accrued expenses	174,771
Total liabilities	216,490,696

Net Assets:
Paid-in capital	505,223,195
Distributions in excess of net investment income	(1,097,598)
Accumulated net realized loss	(16,371,481)
Net unrealized loss	(6,738,572)
NET ASSETS	$481,015,544
Net Assets:
Class A	$37,376,285
Institutional	31,491,598
Separate Account Institutional	239,170,667
Investor	159,085,049
Class P	8,328,611
Class R6	5,563,334
Total Net Assets	$481,015,544
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,710,988
Institutional	3,118,988
Separate Account Institutional	23,740,685
Investor	15,754,325
Class P	825,152
Class R6	550,785
Net asset value, offering and redemption price per share:(c)
Class A	$10.07
Institutional	10.10
Separate Account Institutional	10.07
Investor	10.10
Class P	10.09
Class R6	10.10

(a)	Segregated for initial margin and/or collateral on futures contracts and TBA transactions of $820,000 and $250,000, respectively.
(b)	Segregated for initial margin and/or collateral on swaps contracts and TBA transactions of $19 and $10,000, respectively.
(c)	Maximum public offering price per share for Class A Shares of U.S. Mortgages Fund is $10.46.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund
Investment income:
Interest (net of foreign withholding taxes of $20,348, $0 and $0, respectively)	$74,064,467	$81,399,057	$106,320,449
Dividends — affiliated issuers	498,521	198,961	2,264,570
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $4,432 and $0, respectively)	—	1,525,321	1,656,311
Total investment income	74,562,988	83,123,339	110,241,330

Expenses:
Management fees	9,493,787	9,122,760	11,439,541
Transfer Agency fees(a)	585,285	602,687	751,216
Distribution and Service fees(a)	264,087	402,988	15,577
Custody, accounting and administrative services	251,532	126,597	527,546
Printing and mailing costs	209,193	106,337	65,673
Professional fees	67,421	63,855	67,632
Registration fees	35,648	29,093	33,149
Prime Broker Fees	40,495	—	1,473
Trustee fees	10,810	11,348	12,362
Service Share fees — Service Plan	—	13,956	—
Service Share fees — Shareholder Administration Plan	—	13,956	—
Other	42,405	49,987	75,134
Total expenses	11,000,663	10,543,564	12,989,303
Less — expense reductions	(370,400)	(131,874)	(208,003)
Net expenses	10,630,263	10,411,690	12,781,300
NET INVESTMENT INCOME	63,932,725	72,711,649	97,460,030

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(26,850,761)	(8,662,759)	(15,355,033)
Investment — affiliated issuers	—	(7,498)	—
Futures contracts	3,958,278	(974,209)	(359,184)
Swap contracts	(7,756,215)	294,672	(113,692)
Forward foreign currency exchange contracts	(2,877,611)	—	2,220,000
Foreign currency transactions	(3,214,954)	94	(534,903)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(142,523,703)	29,427,223	(1,670,692)
Investments — affiliated issuers	—	8,220	18,941
Purchased options	(253,249)	(190,648)	—
Futures contracts	(9,108,487)	4,498,240	2,538,029
Unfunded loan commitment	—	—	(6,814)
Swap contracts	3,967,750	31,218	1,227,600
Forward foreign currency exchange contracts	3,275,356	—	476,407
Foreign currency translation	(367,092)	(128)	197,332
Net realized and unrealized gain (loss)	(181,750,688)	24,424,425	(11,362,009)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(117,817,963)	$97,136,074	$86,098,021

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Emerging Markets Debt Fund	$113,255	$150,832	$—	$58,893	$19,608	$357,941	$—	$95,244	$1,792	$—	$51,807
High Yield Fund	218,605	150,432	33,951	113,675	19,556	320,337	2,233	15,309	104,457	8,827	18,293
High Yield Floating Rate Fund	5,713	9,709	155	2,970	1,262	431,397	—	3,323	281,775	41	30,448

(b)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Six Months Ended September 30, 2018 (Unaudited)

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund
Investment income:
Interest (net of foreign withholding taxes of $0, $143,901 and $0, respectively)	$7,441,898	$11,729,439	$41,884
Dividends — affiliated issuers	11,970	179,471	255,998
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0 and $8,915, respectively)	—	—	88,072
Total investment income	7,453,868	11,908,910	385,954

Expenses:
Management fees	662,412	1,292,222	81,376
Transfer Agency fees(a)	71,103	68,129	4,606
Custody, accounting and administrative services	51,533	171,247	93,686
Professional fees	53,768	64,606	87,050
Printing and mailing costs	23,196	29,410	22,926
Registration fees	19,310	24,881	28,696
Distribution and Service fees(a)	11,027	37,950	1,833
Trustee fees	8,684	8,588	8,297
Prime Broker Fees	—	14,349	—
Other	8,783	13,235	6,583
Total expenses	909,816	1,724,617	335,053
Less — expense reductions	(158,670)	(213,131)	(281,377)
Net expenses	751,146	1,511,486	53,676
NET INVESTMENT INCOME	6,702,722	10,397,424	332,278

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,540,260)	(18,480,384)	(716,914)
Investment — affiliated issuers	—	—	(197,260)
Futures contracts	460,390	267,732	(190,894)
Swap contracts	26,811	(952,667)	8
Forward foreign currency exchange contracts	220,344	(10,347,330)	(115)
Foreign currency transactions	(19,466)	(1,532,585)	(6,478)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(3,999,461)	(39,825,238)	(588,114)
Investments — affiliated issuers	—	—	(1,161,438)
Purchased options	(22,764)	(28,455)	—
Futures contracts	(24,630)	444,436	32,672
Swap contracts	280,258	657,506	—
Forward foreign currency exchange contracts	19,168	408,308	7
Foreign currency translation	(2,699)	(9,046)	(3,113)
Net realized and unrealized gain (loss)	(5,602,309)	(69,397,723)	(2,831,639)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,100,413	$(59,000,299)	$(2,499,361)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Separate Account Institutional Shares	Investor	Class P(b)	Class R	Class R6
Investment Grade Credit Fund	$11,027	$—	$—	$5,734	$—	$19,128	$36,484	$2,908	$6,847	$—	$2
Local Emerging Markets Debt Fund	8,041	29,909	—	4,182	3,888	33,929	—	6,475	4,643	—	15,012
Total Emerging Markets Income Fund	1,115	602	116	580	78	3,826	—	88	2	30	2

(b)	Class P Shares commenced operations on April 20, 2018.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Six Months Ended September 30, 2018 (Unaudited)

U.S. Mortgages Fund
Investment income:
Interest	$6,552,047
Dividends — affiliated issuers	466,651
Total investment income	7,018,698

Expenses:
Management fees	828,363
Transfer Agency fees(a)	176,278
Custody, accounting and administrative services	120,384
Professional fees	53,769
Distribution and Service fees Class A Shares	53,383
Printing and mailing costs	47,317
Registration fees	27,204
Trustee fees	8,757
Other	9,114
Total expenses	1,324,569
Less — expense reductions	(129,317)
Net expenses	1,195,252
NET INVESTMENT INCOME	5,823,446

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,926,723)
Futures contracts	665,935
Swap contracts	(66,378)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,589,348)
Purchased options	(109,171)
Futures contracts	(1,250,081)
Written options	94,027
Swap contracts	100,075
Net realized and unrealized loss	(5,081,664)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$741,782

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Class A	Institutional	Separate Account Institutional Shares	Investor	Class P(b)	Class R6
U.S. Mortgages Fund	$27,759	$9,918	$35,421	$101,652	$713	$$815

(b)	Class P Shares commenced operations on April 20, 2018.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund				High Yield Fund
	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018		For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$63,932,725		$106,157,635		$72,711,649		$181,284,778
Net realized loss	(36,741,263)		(9,451,651)		(9,349,700)		(14,299,060)
Net change in unrealized gain (loss)	(145,009,425)		(15,384,656)		33,774,125		(99,403,790)
Net increase (decrease) in net assets resulting from operations	(117,817,963)		81,321,328		97,136,074		67,581,928

Distributions to shareholders:
From net investment income
Class A Shares	(2,157,304)		(4,308,701)		(4,529,592)		(10,241,773)
Class C Shares	(605,690)		(1,177,882)		(665,917)		(1,676,859)
Institutional Shares	(45,687,861)		(88,544,473)		(43,854,054)		(161,342,858)
Service Shares	—		—		(277,888)		(563,487)
Investor Shares	(3,674,925)		(5,693,368)		(639,461)		(1,604,817)
Class P Shares(a)	(308,377)		—		(19,156,160)		—
Class R Shares	—		—		(334,743)		(681,938)
Class R6 Shares(b)	(8,858,539)		(2,591,065)		(3,334,815)		(3,902,672)
Total distributions to shareholders	(61,292,696)		(102,315,489)		(72,792,630)		(180,014,404)

From share transactions:
Proceeds from sales of shares	747,370,593		1,530,129,611		1,844,321,347		713,721,586
Reinvestment of distributions	55,430,416		87,912,113		68,230,187		166,715,961
Cost of shares redeemed	(964,028,725	)(c)	(908,618,230	)(c)	(2,508,562,871	)(d)	(1,723,613,963	)(d)
Net increase (decrease) in net assets resulting from share transactions	(161,227,716)		709,423,494		(596,011,337)		(843,176,416)
TOTAL INCREASE (DECREASE)	(340,338,375)		688,429,333		(571,667,893)		(955,608,892)

Net assets:
Beginning of period	2,594,872,068		1,906,442,735		2,996,322,033		3,951,930,925
End of period	$2,254,533,693		$2,594,872,068		$2,424,654,140		$2,996,322,033
Undistributed (distributions in excess of) net investment income	$(12,588,112)		$(15,228,141)		$2,910,574		$2,991,555

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.
(c)	Net of $29,438 and $33,573, of redemption fees for Emerging Markets Debt Fund for the six months ended September 30, 2018 and the fiscal year ended March 31, 2018, respectively.
(d)	Net of $36,868 and $270,211 of redemption fees for the High Yield Fund for the six months ended September 30, 2018 and the fiscal year ended March 31, 2018, respectively.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund		Investment Grade Credit Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$97,460,030	$171,330,204	$6,702,722	$13,247,793
Net realized gain (loss)	(14,142,812)	(80,280,932)	(1,852,181)	3,556,879
Net change in unrealized gain (loss)	2,780,803	47,714,196	(3,750,128)	(5,922,920)
Net increase in net assets resulting from operations	86,098,021	138,763,468	1,100,413	10,881,752

Distributions to shareholders:
From net investment income
Class A Shares	(96,408)	(186,589)	(138,636)	(511,079)
Class C Shares	(33,494)	(76,898)	—	—
Institutional Shares	(48,447,744)	(166,701,916)	(1,653,232)	(5,107,958)
Separate Account Institutional Shares	—	—	(4,106,744)	(7,604,690)
Investor Shares	(114,180)	(146,731)	(75,997)	(142,427)
Class P Shares(a)	(43,389,834)	—	(810,974)	—
Class R Shares	(1,229)	(1,270)	—	—
Class R6 Shares(b)	(4,623,459)	(601,948)	(313)	(478)
Return of capital
Class A Shares	—	(2,391)	—	—
Class C Shares	—	(986)	—	—
Institutional Shares	—	(2,136,425)	—	—
Investor Shares	—	(1,880)	—	—
Class R Shares	—	(16)	—	—
Class R6 Shares(b)	—	(7,715)	—	—
Total distributions to shareholders	(96,706,348)	(169,864,765)	(6,785,896)	(13,366,632)

From share transactions:
Proceeds from sales of shares	4,157,507,702	1,402,104,424	132,428,665	111,286,655
Reinvestment of distributions	94,809,839	168,926,308	6,396,187	12,689,574
Cost of shares redeemed	(4,115,937,970)	(1,320,617,241)	(158,619,553)	(138,316,654)
Net increase (decrease) in net assets resulting from share transactions	136,379,571	250,413,491	(19,794,701)	(14,340,425)
TOTAL INCREASE (DECREASE)	125,771,244	219,312,194	(25,480,184)	(16,825,305)

Net assets:
Beginning of period	4,129,813,199	3,910,501,005	411,951,958	428,777,263
End of period	$4,255,584,443	$4,129,813,199	$386,471,774	$411,951,958
Undistributed (distributions in excess of) net investment income	$568,351	$(185,331)	$243,565	$326,739

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Local Emerging Markets Debt Fund				Total Emerging Markets Income Fund
	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018		For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$10,397,424		$17,108,065		$332,278	$990,513
Net realized gain (loss)	(31,045,234)		(18,872,717)		(1,111,653)	2,262,335
Net change in unrealized gain (loss)	(38,352,489)		41,711,591		(1,719,986)	(1,104,320)
Net increase (decrease) in net assets resulting from operations	(59,000,299)		39,946,939		(2,499,361)	2,148,528

Distributions to shareholders:
From net investment income
Class A Shares	(179,020)		—		(13,296)	(13,443)
Class C Shares	(143,146)		—		(1,354)	(2,742)
Institutional Shares	(5,009,686)		—		(309,373)	(554,838)
Investor Shares	(288,850)		—		(2,238)	(4,380)
Class P Shares(a)	(869,026)		—		(157)	—
Class R Shares	—		—		(635)	(611)
Class R6 Shares(b)	(2,873,057)		—		(161)	(48)
From net realized gains
Class A Shares	—		—		—	(8,669)
Class C Shares	—		—		—	(1,768)
Institutional Shares	—		—		—	(357,819)
Investor Shares	—		—		—	(2,824)
Class R Shares	—		—		—	(394)
Class R6 Shares(b)	—		—		—	(31)
Return of capital
Class A Shares	—		(460,020)		—	—
Class C Shares	—		(300,844)		—	—
Institutional Shares	—		(15,603,159)		—	—
Investor Shares	—		(401,902)		—	—
Class R6 Shares(b)	—		(399,831)		—	—
Total distributions to shareholders	(9,362,785)		(17,165,756)		(327,214)	(947,567)

From share transactions:
Proceeds from sales of shares	219,026,836		174,651,473		2,353,599	6,504,279
Reinvestment of distributions	9,107,943		16,826,351		285,317	822,445
Cost of shares redeemed	(207,638,401	)(c)	(241,718,437	) (c)	(6,815,239)	(5,800,872)
Net increase (decrease) in net assets resulting from share transactions	20,496,378		(50,240,613)		(4,176,323)	1,525,852
TOTAL INCREASE (DECREASE)	(47,866,706)		(27,459,430)		(7,002,898)	2,726,813

Net assets:
Beginning of period	327,738,185		355,197,615		24,779,338	22,052,525
End of period	$279,871,479		$327,738,185		$17,776,440	$24,779,338
Undistributed (distributions in excess of) net investment income (loss)	$(10,987,665)		$(12,022,304)		$5,064	$—

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.
(c)	Net of $4,548 and $3,655 of redemption fees for the Local Emerging Markets Debt Fund for the six months ended September 30, 2018 and the fiscal year ended March 31, 2018, respectively.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Mortgages Fund
	For the Six Months Ended September 30, 2018 (Unaudited)	For the Fiscal Year Ended March 31, 2018
From operations:
Net investment income	$5,823,446	$8,252,283
Net realized loss	(2,327,166)	(3,845,838)
Net change in unrealized loss	(2,754,498)	(3,878,968)
Net increase in net assets resulting from operations	741,782	527,477

Distributions to shareholders:
From net investment income
Class A Shares	(537,194)	(845,502)
Class C Shares	—	—
Institutional Shares	(712,848)	(1,725,183)
Separate Account Institutional Shares	(3,297,470)	(5,644,645)
Service Shares	—	—
Investor Shares	(2,180,902)	(3,547,313)
Class P Shares(a)	(69,053)	—
Class R6 Shares(b)	(78,406)	(100,047)
Return of capital
Class A Shares	—	(14,728)
Institutional Shares	—	(30,052)
Investor Shares	—	(61,794)
Separate Account Institutional Shares	—	(98,329)
Class R6 Shares(b)	—	(1,743)
Total distributions to shareholders	(6,875,873)	(12,069,336)

From share transactions:
Proceeds from sales of shares	106,392,254	190,110,099
Reinvestment of distributions	6,348,857	11,478,938
Cost of shares redeemed	(112,219,847)	(176,960,473)
Net increase in net assets resulting from share transactions	521,264	24,628,564
TOTAL INCREASE (DECREASE)	(5,612,827)	13,086,705

Net assets:
Beginning of period	486,628,371	473,541,666
End of period	$481,015,544	$486,628,371
Distributions in excess of net investment loss	$(1,097,598)	$(45,171)

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31,
		2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.67	$12.73	$12.25	$12.33	$12.40	$13.28
Net investment income(a)	0.30	0.56	0.60	0.61	0.52	0.55
Net realized and unrealized gain (loss)	(0.89)	(0.08)	0.46	(0.09)	(0.07)	(0.70)
Total from investment operations	(0.59)	0.48	1.06	0.52	0.45	(0.15)
Distributions to shareholders from net investment income	(0.29)	(0.54)	(0.58)	(0.60)	(0.52)	(0.50)
Distributions to shareholders from net realized gains	—	—	—	—	—	(0.20)
Distributions to shareholders from capital	—	—	—	—	—	(0.03)
Total distributions	(0.29)	(0.54)	(0.58)	(0.60)	(0.52)	(0.73)
Net asset value, end of period	$11.79	$12.67	$12.73	$12.25	$12.33	$12.40
Total return(b)	(4.70)%	3.75%	8.79%	4.43%	3.60%	(0.88)%
Net assets, end of period (in 000s)	$75,304	$105,098	$103,548	$109,830	$94,832	$100,723
Ratio of net expenses to average net assets	1.19% (c)	1.20%	1.23%	1.23%	1.24%	1.25%
Ratio of total expenses to average net assets	1.22% (c)	1.23%	1.24%	1.27%	1.25%	1.26%
Ratio of net investment income to average net assets	5.01% (c)	4.32%	4.73%	5.02%	4.17%	4.38%
Portfolio turnover rate(d)	41%	70%	89%	99%	113%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.67		$12.72	$12.24	$12.33	$12.39	$13.27
Net investment income(a)	0.26		0.46	0.50	0.51	0.43	0.46
Net realized and unrealized gain (loss)	(0.90)		(0.07)	0.47	(0.09)	(0.07)	(0.70)
Total from investment operations	(0.64)		0.39	0.97	0.42	0.36	(0.24)
Distributions to shareholders from net investment income	(0.24)		(0.44)	(0.49)	(0.51)	(0.42)	(0.41)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.20)
Distributions to shareholders from capital	—		—	—	—	—	(0.03)
Total distributions	(0.24)		(0.44)	(0.49)	(0.51)	(0.42)	(0.64)
Net asset value, end of period	$11.79		$12.67	$12.72	$12.24	$12.33	$12.39
Total return(b)	(5.05)%		3.07%	7.98%	3.57%	2.92%	(1.63)%
Net assets, end of period (in 000s)	$26,537		$34,848	$32,597	$27,645	$30,935	$32,020
Ratio of net expenses to average net assets	1.94	%(c)	1.95%	1.98%	1.98%	1.99%	2.00%
Ratio of total expenses to average net assets	1.97	%(c)	1.98%	1.99%	2.02%	2.00%	2.01%
Ratio of net investment income to average net assets	4.26	%(c)	3.60%	3.94%	4.26%	3.42%	3.65%
Portfolio turnover rate(d)	41%		70%	89%	99%	113%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.69		$12.74	$12.26	$12.35	$12.41	$13.29
Net investment income(a)	0.32		0.60	0.63	0.64	0.57	0.59
Net realized and unrealized gain (loss)	(0.89)		(0.07)	0.47	(0.08)	(0.07)	(0.69)
Total from investment operations	(0.57)		0.53	1.10	0.56	0.50	(0.10)
Distributions to shareholders from net investment income	(0.31)		(0.58)	(0.62)	(0.65)	(0.56)	(0.55)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.20)
Distributions to shareholders from capital	—		—	—	—	—	(0.03)
Total distributions	(0.31)		(0.58)	(0.62)	(0.65)	(0.56)	(0.78)
Net asset value, end of period	$11.81		$12.69	$12.74	$12.26	$12.35	$12.41
Total return(b)	(4.52)%		4.18%	9.15%	4.70%	4.04%	(0.54)%
Net assets, end of period (in 000s)	$1,466,533		$1,984,662	$1,656,148	$895,309	$1,566,532	$1,296,153
Ratio of net expenses to average net assets	0.85	%(c)	0.86%	0.89%	0.89%	0.90%	0.91%
Ratio of total expenses to average net assets	0.88	%(c)	0.89%	0.90%	0.93%	0.91%	0.92%
Ratio of net investment income to average net assets	5.34	%(c)	4.65%	4.95%	5.30%	4.52%	4.76%
Portfolio turnover rate(d)	41%		70%	89%	99%	113%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$12.69		$12.74	$12.26	$12.35	$12.41	$13.29
Net investment income(a)	0.32		0.58	0.61	0.64	0.56	0.58
Net realized and unrealized gain (loss)	(0.90)		(0.06)	0.48	(0.09)	(0.07)	(0.69)
Total from investment operations	(0.58)		0.52	1.09	0.55	0.49	(0.11)
Distributions to shareholders from net investment income	(0.30)		(0.57)	(0.61)	(0.64)	(0.55)	(0.54)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.20)
Distributions to shareholders from capital	—		—	—	—	—	(0.03)
Total distributions	(0.30)		(0.57)	(0.61)	(0.64)	(0.55)	(0.77)
Net asset value, end of period	$11.81		$12.69	$12.74	$12.26	$12.35	$12.41
Total return(b)	(4.57)%		4.09%	9.05%	4.60%	3.94%	(0.63)%
Net assets, end of period (in 000s)	$127,201		$175,664	$85,556	$16,927	$14,423	$16,552
Ratio of net expenses to average net assets	0.94	%(c)	0.95%	0.98%	0.98%	0.99%	1.00%
Ratio of total expenses to average net assets	0.97	%(c)	0.98%	0.99%	1.02%	1.00%	1.01%
Ratio of net investment income to average net assets	5.28	%(c)	4.51%	4.79%	5.26%	4.41%	4.65%
Portfolio turnover rate(d)	41%		70%	89%	99%	113%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Emerging Markets Debt Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)

Per Share Data
Net asset value, beginning of period	$12.59
Net investment income(b)	0.26
Net realized and unrealized loss	(0.78)
Total from investment operations	(0.52)
Distributions to shareholders from net investment income	(0.27)
Net asset value, end of period	$11.80
Total return(c)	(4.13)%
Net assets, end of period (in 000s)	$24,692
Ratio of net expenses to average net assets	0.84	%(d)
Ratio of total expenses to average net assets	0.89	%(d)
Ratio of net investment income to average net assets	5.02	%(d)
Portfolio turnover rate(e)	41%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31,2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$12.69		$12.74	$12.26	$12.18
Net investment income(b)	0.32		0.60	0.60	0.46
Net realized and unrealized gain (loss)	(0.89)		(0.07)	0.51	0.06
Total from investment operations	(0.57)		0.53	1.11	0.52
Distributions to shareholders from net investment income	(0.31)		(0.58)	(0.63)	(0.44)
Net asset value, end of period	$11.81		$12.69	$12.74	$12.26
Total return(c)	(4.52)%		4.20%	9.17%	4.41%
Net assets, end of period (in 000s)	$534,267		$294,599	$28,593	$458
Ratio of net expenses to average net assets	0.84	%(d)	0.84%	0.87%	0.87	%(d)
Ratio of total expenses to average net assets	0.87	%(d)	0.89%	0.88%	0.92	%(d)
Ratio of net investment income to average net assets	5.28	%(d)	4.67%	4.76%	5.84	%(d)
Portfolio turnover rate(e)	41%		70%	89%	99%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.34		$6.57	$6.02	$6.80	$7.23	$7.40
Net investment income(a)	0.16		0.33	0.34	0.35	0.37	0.43
Net realized and unrealized gain (loss)	0.07		(0.24)	0.55	(0.77)	(0.28)	0.09
Total from investment operations	0.23		0.09	0.89	(0.42)	0.09	0.52
Distributions to shareholders from net investment income	(0.17)		(0.32)	(0.34)	(0.34)	(0.38)	(0.43)
Distributions to shareholders from net realized gains	—		—	—	—	(0.14)	(0.26)
Distributions to shareholders from capital	—		—	—	(0.02)	— (b)	—
Total distributions	(0.17)		(0.32)	(0.34)	(0.36)	(0.52)	(0.69)
Net asset value, end of period	$6.40		$6.34	$6.57	$6.02	$6.80	$7.23
Total return(c)	3.44%		1.37%	15.06%	(6.33)%	1.21%	7.41%
Net assets, end of period (in 000s)	$176,807		$179,807	$232,572	$340,534	$483,328	$549,354
Ratio of net expenses to average net assets	1.05	%(d)	1.05%	1.07%	1.05%	1.06%	1.05%
Ratio of total expenses to average net assets	1.09	%(d)	1.08%	1.07%	1.06%	1.06%	1.05%
Ratio of net investment income to average net assets	5.17	%(d)	5.00%	5.34%	5.49%	5.30%	5.95%
Portfolio turnover rate(e)	27%		69%	93%	46%	55%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.34		$6.57	$6.03	$6.81	$7.24	$7.41
Net investment income(a)	0.14		0.28	0.29	0.30	0.32	0.38
Net realized and unrealized gain (loss)	0.06		(0.23)	0.54	(0.77)	(0.29)	0.08
Total from investment operations	0.20		0.05	0.83	(0.47)	0.03	0.46
Distributions to shareholders from net investment income	(0.14)		(0.28)	(0.29)	(0.30)	(0.32)	(0.37)
Distributions to shareholders from net realized gains	—		—	—	—	(0.14)	(0.26)
Distributions to shareholders from capital	—		—	—	(0.01)	— (b)	—
Total distributions	(0.14)		(0.28)	(0.29)	(0.31)	(0.46)	(0.63)
Net asset value, end of period	$6.40		$6.34	$6.57	$6.03	$6.81	$7.24
Total return(c)	3.21%		0.64%	14.02%	(7.01)%	0.46%	6.61%
Net assets, end of period (in 000s)	$18,466		$33,221	$46,396	$51,973	$71,577	$88,607
Ratio of net expenses to average net assets	1.80	%(d)	1.80%	1.82%	1.80%	1.81%	1.81%
Ratio of total expenses to average net assets	1.84	%(d)	1.83%	1.82%	1.81%	1.81%	1.81%
Ratio of net investment income to average net assets	4.42	%(d)	4.26%	4.59%	4.76%	4.54%	5.21%
Portfolio turnover rate(e)	27%		69%	93%	46%	55%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.35		$6.58	$6.04	$6.82	$7.25	$7.42
Net investment income(a)	0.17		0.35	0.36	0.38	0.40	0.46
Net realized and unrealized gain (loss)	0.06		(0.23)	0.54	(0.78)	(0.29)	0.08
Total from investment operations	0.23		0.12	0.90	(0.40)	0.11	0.54
Distributions to shareholders from net investment income	(0.17)		(0.35)	(0.36)	(0.36)	(0.40)	(0.45)
Distributions to shareholders from net realized gains	—		—	—	—	(0.14)	(0.26)
Distributions to shareholders from capital	—		—	—	(0.02)	— (b)	—
Total distributions	(0.17)		(0.35)	(0.36)	(0.38)	0.54	(0.71)
Net asset value, end of period	$6.41		$6.35	$6.58	$6.04	$6.82	$7.25
Total return(c)	3.75%		1.72%	15.24%	(5.98)%	1.56%	7.77%
Net assets, end of period (in 000s)	$411,784		$2,488,697	$3,410,302	$3,221,934	$4,975,618	$4,436,484
Ratio of net expenses to average net assets	0.74	%(d)	0.73%	0.73%	0.71%	0.72%	0.72%
Ratio of total expenses to average net assets	0.75	%(d)	0.74%	0.73%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	5.47	%(d)	5.32%	5.67%	5.84%	5.62%	6.30%
Portfolio turnover rate(e)	27%		69%	93%	46%	55%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Service Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.33		$6.56	$6.02	$6.79	$7.23	$7.40
Net investment income(a)	0.16		0.31	0.33	0.34	0.36	0.42
Net realized and unrealized gain (loss)	0.06		(0.23)	0.54	(0.76)	(0.30)	0.09
Total from investment operations	0.22		(0.08)	0.87	(0.42)	0.06	0.51
Distributions to shareholders from net investment income	(0.16)		(0.31)	(0.33)	(0.33)	(0.36)	(0.42)
Distributions to shareholders from net realized gains	—		—	—	—	(0.14)	(0.26)
Distributions to shareholders from capital	—		—	—	(0.02)	— (b)	—
Total distributions	(0.16)		(0.31)	(0.33)	(0.35)	(0.50)	(0.68)
Net asset value, end of period	$6.39		$6.33	$6.56	$6.02	$6.79	$7.23
Total return(c)	3.49%		1.20%	14.70%	(6.35)%	0.90%	7.24%
Net assets, end of period (in 000s)	$11,008		$11,172	$12,089	$14,710	$17,506	$17,066
Ratio of net expenses to average net assets	1.25	%(d)	1.23%	1.23%	1.21%	1.22%	1.22%
Ratio of total expenses to average net assets	1.25	%(d)	1.24%	1.23%	1.22%	1.22%	1.22%
Ratio of net investment income to average net assets	4.97	%(d)	4.81%	5.17%	5.35%	5.12%	5.79%
Portfolio turnover rate(e)	27%		69%	93%	46%	55%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.35		$6.58	$6.03	$6.81	$7.25	$7.41
Net investment income(a)	0.17		0.34	0.36	0.37	0.39	0.45
Net realized and unrealized gain (loss)	0.06		(0.23)	0.55	(0.78)	(0.30)	0.10
Total from investment operations	0.23		0.11	0.91	(0.41)	0.09	0.55
Distributions to shareholders from net investment income	(0.17)		(0.34)	(0.36)	(0.35)	(0.39)	(0.45)
Distributions to shareholders from net realized gains	—		—	—	—	(0.14)	(0.26)
Distributions to shareholders from capital	—		—	—	(0.02)	— (b)	—
Total distributions	(0.17)		(0.34)	(0.36)	(0.37)	(0.53)	(0.71)
Net asset value, end of period	$6.41		$6.35	$6.58	$6.03	$6.81	$7.25
Total return(c)	3.72%		1.65%	15.33%	(6.08)%	1.32%	7.68%
Net assets, end of period (in 000s)	$22,083		$25,259	$33,482	$9,302	$13,971	$15,142
Ratio of net expenses to average net assets	0.80	%(d)	0.80%	0.82%	0.80%	0.81%	0.81%
Ratio of total expenses to average net assets	0.84	%(d)	0.83%	0.82%	0.81%	0.81%	0.81%
Ratio of net investment income to average net assets	5.42	%(d)	5.25%	5.64%	5.76%	5.54%	6.22%
Portfolio turnover rate(e)	27%		69%	93%	46%	55%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs High Yield Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$6.42
Net investment income(b)	0.15
Net realized and unrealized loss	(0.01)
Total from investment operations	0.14
Distributions to shareholders from net investment income	(0.15)
Net asset value, end of period	$6.41
Total return(c)	2.27%
Net assets, end of period (in 000s)	$1,692,961
Ratio of net expenses to average net assets	0.74	%(d)
Ratio of total expenses to average net assets	0.75	%(d)
Ratio of net investment income to average net assets	5.49	%(d)
Portfolio turnover rate(e)	27%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.33		$6.56	$6.02	$6.80	$7.23	$7.40
Net investment income(a)	0.16		0.31	0.32	0.34	0.35	0.41
Net realized and unrealized gain (loss)	0.06		(0.23)	0.54	(0.78)	(0.28)	0.09
Total from investment operations	0.22		0.08	0.86	(0.44)	0.07	0.50
Distributions to shareholders from net investment income	(0.16)		(0.31)	(0.32)	(0.33)	(0.36)	(0.41)
Distributions to shareholders from net realized gains	—		—	—	—	(0.14)	(0.26)
Distributions to shareholders from capital	—		—	—	(0.01)	— (b)	—
Total distributions	(0.16)		(0.31)	(0.32)	(0.34)	(0.50)	(0.67)
Net asset value, end of period	$6.39		$6.33	$6.56	$6.02	$6.80	$7.23
Total return(c)	3.47%		1.13%	14.60%	(6.57)%	0.95%	7.14%
Net assets, end of period (in 000s)	$12,971		$14,068	$14,817	$15,296	$17,417	$18,075
Ratio of net expenses to average net assets	1.30	%(d)	1.30%	1.32%	1.30%	1.31%	1.31%
Ratio of total expenses to average net assets	1.34	%(d)	1.33%	1.32%	1.31%	1.31%	1.31%
Ratio of net investment income to average net assets	4.92	%(d)	4.74%	5.08%	5.26%	5.03%	5.70%
Portfolio turnover rate(e)	27%		69%	93%	46%	55%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$6.36		$6.59	$6.05	$6.65
Net investment income(b)	0.18		0.35	0.36	0.24
Net realized and unrealized gain (loss)	0.06		(0.23)	0.54	(0.59)
Total from investment operations	0.24		0.12	0.90	(0.35)
Distributions to shareholders from net investment income	(0.18)		(0.35)	(0.36)	(0.24)
Distributions to shareholders from capital	—		—	—	(0.01)
Total distributions	(0.18)		(0.35)	(0.36)	(0.25)
Net asset value, end of period	$6.42		$6.36	$6.59	$6.05
Total return(c)	3.75%		1.74%	15.25%	(5.29)%
Net assets, end of period (in 000s)	$78,574		$244,099	$202,273	$162,768
Ratio of net expenses to average net assets	0.73	%(d)	0.71%	0.71%	0.70	%(d)
Ratio of total expenses to average net assets	0.74	%(d)	0.71%	0.71%	0.71	%(d)
Ratio of net investment income to average net assets	5.49	%(d)	5.33%	5.69%	6.02	%(d)
Portfolio turnover rate(e)	27%		69%	93%	46%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.65		$9.72	$9.46	$9.92	$10.07	$10.11
Net investment income(a)	0.21		0.37	0.37	0.37	0.34	0.33
Net realized and unrealized gain (loss)	(0.03)		(0.07)	0.26	(0.46)	(0.14)	(0.02)
Total from investment operations	0.18		0.30	0.63	(0.09)	0.20	0.31
Distributions to shareholders from net investment income	(0.20)		(0.37)	(0.36)	(0.37)	(0.35)	(0.33)
Distributions to shareholders from net realized gains	—		—	—	—	— (b)	(0.02)
Distributions to shareholders from capital	—		— (b)	(0.01)	—	—	—
Total distributions	(0.20)		(0.37)	(0.37)	(0.37)	(0.35)	(0.35)
Net asset value, end of period	$9.63		$9.65	$9.72	$9.46	$9.92	$10.07
Total return(c)	1.92%		3.00%	6.87%	(0.89)%	2.01%	3.09%
Net assets, end of period (in 000s)	$4,466		$4,259	$7,030	$6,668	$6,193	$24,741
Ratio of net expenses to average net assets	0.95	%(d)	0.94%	0.95%	0.95%	0.94%	0.96%
Ratio of total expenses to average net assets	0.96	%(d)	0.96%	0.96%	0.96%	0.95%	0.97%
Ratio of net investment income to average net assets	4.26	%(d)	3.83%	3.83%	3.80%	3.38%	3.28%
Portfolio turnover rate(e)	31%		44%	55%	42%	55%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.65		$9.72	$9.46	$9.92	$10.08	$10.12
Net investment income(a)	0.17		0.30	0.30	0.30	0.27	0.26
Net realized and unrealized gain (loss)	(0.02)		(0.08)	0.26	(0.46)	(0.15)	(0.03)
Total from investment operations	0.15		0.22	0.56	(0.16)	0.12	0.23
Distributions to shareholders from net investment income	(0.17)		(0.29)	(0.29)	(0.30)	(0.28)	(0.25)
Distributions to shareholders from net realized gains	—		—	—	—	— (b)	(0.02)
Distributions to shareholders from capital	—		— (b)	(0.01)	—	—	—
Total distributions	(0.17)		(0.29)	(0.30)	(0.30)	(0.28)	(0.27)
Net asset value, end of period	$9.63		$9.65	$9.72	$9.46	$9.92	$10.08
Total return(c)	1.54%		2.23%	6.07%	(1.63)%	1.15%	2.33%
Net assets, end of period (in 000s)	$1,349		$2,443	$2,610	$1,760	$1,936	$2,465
Ratio of net expenses to average net assets	1.70	%(d)	1.69%	1.70%	1.70%	1.69%	1.72%
Ratio of total expenses to average net assets	1.71	%(d)	1.71%	1.71%	1.72%	1.70%	1.73%
Ratio of net investment income to average net assets	3.47	%(d)	3.06%	3.06%	3.09%	2.71%	2.58%
Portfolio turnover rate(e)	31%		44%	55%	42%	55%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.66		$9.73	$9.47	$9.93	$10.09	$10.13
Net investment income(a)	0.22		0.40	0.40	0.40	0.38	0.37
Net realized and unrealized gain (loss)	(0.02)		(0.07)	0.27	(0.46)	(0.16)	(0.03)
Total from investment operations	0.20		0.33	0.67	(0.06)	0.22	0.34
Distributions to shareholders from net investment income	(0.22)		(0.39)	(0.40)	(0.40)	(0.38)	(0.36)
Distributions to shareholders from net realized gains	—		—	—	—	— (b)	(0.02)
Distributions to shareholders from capital	—		(0.01)	(0.01)	—	—	—
Total distributions	(0.22)		(0.40)	(0.41)	(0.40)	(0.38)	(0.38)
Net asset value, end of period	$9.64		$9.66	$9.73	$9.47	$9.93	$10.09
Total return(c)	2.09%		3.45%	7.12%	(0.55)%	2.26%	3.45%
Net assets, end of period (in 000s)	$186,702		$3,906,449	$3,896,724	$3,217,752	$4,087,016	$4,171,873
Ratio of net expenses to average net assets	0.61	%(d)	0.60%	0.61%	0.61%	0.60%	0.63%
Ratio of total expenses to average net assets	0.62	%(d)	0.62%	0.62%	0.63%	0.61%	0.63%
Ratio of net investment income to average net assets	4.48	%(d)	4.16%	4.16%	4.17%	3.81%	3.65%
Portfolio turnover rate(e)	31%		44%	55%	42%	55%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.67		$9.73	$9.48	$9.94	$10.09	$10.13
Net investment income(a)	0.22		0.40	0.39	0.39	0.37	0.36
Net realized and unrealized gain (loss)	(0.02)		(0.07)	0.26	(0.45)	(0.14)	(0.03)
Total from investment operations	0.20		0.33	0.65	(0.06)	0.23	0.33
Distributions to shareholders from net investment income	(0.22)		(0.39)	(0.39)	(0.40)	(0.38)	(0.35)
Distributions to shareholders from net realized gains	—		—	—	—	— (b)	(0.02)
Distributions to shareholders from capital	—		— (b)	(0.01)	—	—	—
Total distributions	(0.22)		(0.39)	(0.40)	(0.40)	(0.38)	(0.37)
Net asset value, end of period	$9.65		$9.67	$9.73	$9.48	$9.94	$10.09
Total return(c)	2.05%		3.36%	7.02%	(0.64)%	2.27%	3.36%
Net assets, end of period (in 000s)	$4,915		$5,599	$4,125	$1,237	$811	$1,631
Ratio of net expenses to average net assets	0.70	%(d)	0.69%	0.70%	0.70%	0.70%	0.72%
Ratio of total expenses to average net assets	0.71	%(d)	0.70%	0.71%	0.72%	0.71%	0.73%
Ratio of net investment income to average net assets	4.50	%(d)	4.07%	4.00%	4.10%	3.72%	3.59%
Portfolio turnover rate(e)	31%		44%	55%	42%	55%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs High Yield Floating Rate Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$9.69
Net investment income(b)	0.20
Net realized and unrealized loss	(0.05)
Total from investment operations	0.15
Distributions to shareholders from net investment income	(0.19)
Net asset value, end of period	$9.65
Total return(c)	1.59%
Net assets, end of period (in 000s)	$3,877,834
Ratio of net expenses to average net assets	0.59	%(d)
Ratio of total expenses to average net assets	0.60	%(d)
Ratio of net investment income to average net assets	4.71	%(d)
Portfolio turnover rate(e)	31%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.65		$9.73	$9.46	$9.92	$10.08	$10.12
Net investment income(a)	0.19		0.34	0.35	0.35	0.32	0.31
Net realized and unrealized gain (loss)	(0.02)		(0.08)	0.27	(0.46)	(0.15)	(0.03)
Total from investment operations	0.17		0.26	0.62	(0.11)	0.17	0.28
Distributions to shareholders from net investment income	(0.19)		(0.34)	(0.34)	(0.35)	(0.33)	(0.30)
Distributions to shareholders from net realized gains	—		—	—	—	— (b)	(0.02)
Distributions to shareholders from capital	—		— (b)	(0.01)	—	—	—
Total distributions	(0.19)		(0.34)	(0.35)	(0.35)	(0.33)	(0.32)
Net asset value, end of period	$9.63		$9.65	$9.73	$9.46	$9.92	$10.08
Total return(c)	1.79%		2.74%	6.61%	(1.13)%	1.67%	2.83%
Net assets, end of period (in 000s)	$61		$79	$12	$11	$11	$11
Ratio of net expenses to average net assets	1.20	%(d)	1.19%	1.19%	1.19%	1.16%	1.21%
Ratio of total expenses to average net assets	1.21	%(d)	1.21%	1.20%	1.20%	1.17%	1.21%
Ratio of net investment income to average net assets	4.00	%(d)	3.54%	3.59%	3.60%	3.23%	3.08%
Portfolio turnover rate(e)	31%		44%	55%	42%	55%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Period Ended March 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$9.67		$9.69
Net investment income(b)	0.22		0.13
Net realized and unrealized loss	(0.03)		(0.02)
Total from investment operations	0.19		0.11
Distributions to shareholders from net investment income	(0.22)		(0.13)
Distributions to shareholders from capital	—		—	(c)
Total distributions	(0.22)		(0.13)
Net asset value, end of period	$9.64		$9.67
Total return(d)	1.99%		1.17%
Net assets, end of period (in 000s)	$180,258		$210,985
Ratio of net expenses to average net assets	0.60	%(e)	0.58	%(e)
Ratio of total expenses to average net assets	0.61	%(e)	0.59	%(e)
Ratio of net investment income to average net assets	4.59	%(e)	4.12	%(e)
Portfolio turnover rate(f)	31%		44%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.01		$9.06	$9.08	$9.47	$9.39	$9.71
Net investment income(a)	0.14		0.26	0.27	0.30	0.29	0.30
Net realized and unrealized gain (loss)	(0.12)		(0.05)	(0.02)	(0.36)	0.26	(0.18)
Total from investment operations	0.02		0.21	0.25	(0.06)	0.55	0.12
Distributions to shareholders from net investment income	(0.14)		(0.26)	(0.27)	(0.29)	(0.29)	(0.30)
Distributions to shareholders from net realized gains	—		—	—	(0.04)	(0.18)	(0.14)
Total distributions	(0.14)		(0.26)	(0.27)	(0.33)	(0.47)	(0.44)
Net asset value, end of period	$8.89		$9.01	$9.06	$9.08	$9.47	$9.39
Total return(b)	0.23%		2.34%	2.75%	(0.53)%	5.94%	1.41%
Net assets, end of period (in 000s)	$8,541		$10,198	$32,514	$28,037	$29,522	$24,839
Ratio of net expenses to average net assets	0.72	%(c)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of total expenses to average net assets	0.81	%(c)	0.84%	0.87%	0.86%	0.86%	0.85%
Ratio of net investment income to average net assets	3.10	%(c)	2.85%	2.93%	3.28%	3.07%	3.22%
Portfolio turnover rate(d)	41%		82%	63%	79%	84%	86%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.01		$9.06	$9.08	$9.48	$9.39	$9.71
Net investment income(a)	0.15		0.29	0.30	0.33	0.32	0.34
Net realized and unrealized gain (loss)	(0.11)		(0.04)	(0.02)	(0.37)	0.27	(0.18)
Total from investment operations	0.04		0.25	0.28	(0.04)	0.59	0.16
Distributions to shareholders from net investment income	(0.16)		(0.30)	(0.30)	(0.32)	(0.32)	(0.34)
Distributions to shareholders from net realized gains	—		—	—	(0.04)	(0.18)	(0.14)
Total distributions	(0.16)		(0.30)	(0.30)	(0.36)	(0.50)	(0.48)
Net asset value, end of period	$8.89		$9.01	$9.06	$9.08	$9.48	$9.39
Total return(b)	0.40%		2.69%	3.10%	(0.29)%	6.41%	1.76%
Net assets, end of period (in 000s)	$39,614		$163,229	$142,218	$156,202	$177,283	$165,755
Ratio of net expenses to average net assets	0.38	%(c)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of total expenses to average net assets	0.46	%(c)	0.48%	0.53%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets	3.43	%(c)	3.18%	3.28%	3.62%	3.41%	3.57%
Portfolio turnover rate(d)	41%		82%	63%	79%	84%	86%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Separate Account Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.02		$9.07	$9.09	$9.48	$9.39	$9.71
Net investment income(a)	0.15		0.29	0.30	0.33	0.32	0.33
Net realized and unrealized gain (loss)	(0.12)		(0.04)	(0.02)	(0.36)	0.27	(0.17)
Total from investment operations	0.03		0.25	0.28	(0.03)	0.59	0.16
Distributions to shareholders from net investment income	(0.16)		(0.30)	(0.30)	(0.32)	(0.32)	(0.34)
Distributions to shareholders from net realized gains	—		—	—	(0.04)	(0.18)	(0.14)
Total distributions	(0.16)		(0.30)	(0.30)	(0.36)	(0.50)	(0.48)
Net asset value, end of period	$8.89		$9.02	$9.07	$9.09	$9.48	$9.39
Total return(b)	0.30%		2.69%	3.10%	(0.18)%	6.41%	1.76%
Net assets, end of period (in 000s)	$240,635		$233,908	$249,971	$239,713	$259,668	$286,845
Ratio of net expenses to average net assets	0.37	%(c)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of total expenses to average net assets	0.46	%(c)	0.48%	0.53%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets	3.45	%(c)	3.19%	3.28%	3.62%	3.40%	3.56%
Portfolio turnover rate(d)	41%		82%	63%	79%	84%	86%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$9.02		$9.07	$9.09	$9.48	$9.39	$9.71
Net investment income(a)	0.15		0.28	0.29	0.32	0.31	0.32
Net realized and unrealized gain (loss)	(0.13)		(0.04)	(0.02)	(0.35)	0.27	(0.17)
Total from investment operations	0.02		0.24	0.27	(0.03)	0.58	0.15
Distributions to shareholders from net investment income	(0.15)		(0.29)	(0.29)	(0.32)	(0.31)	(0.33)
Distributions to shareholders from net realized gains	—		—	—	(0.04)	(0.18)	(0.14)
Total distributions	(0.15)		(0.29)	(0.29)	(0.36)	(0.49)	(0.47)
Net asset value, end of period	$8.89		$9.02	$9.07	$9.09	$9.48	$9.39
Total return(b)	0.25%		2.60%	3.01%	(0.27)%	6.32%	1.66%
Net assets, end of period (in 000s)	$4,476		$4,600	$4,062	$1,080	$1,075	$552
Ratio of net expenses to average net assets	0.47	%(c)	0.47%	0.47%	0.47%	0.47%	0.47%
Ratio of total expenses to average net assets	0.56	%(c)	0.57%	0.61%	0.61%	0.61%	0.60%
Ratio of net investment income to average net assets	3.35	%(c)	3.10%	3.18%	3.53%	3.31%	3.37%
Portfolio turnover rate(d)	41%		82%	63%	79%	84%	86%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Investment Grade Credit Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$8.93
Net investment income(b)	0.14
Net realized and unrealized loss	(0.04)
Total from investment operations	0.10
Distributions to shareholders from net investment income	(0.14)
Net asset value, end of period	$8.89
Total return(c)	1.10%
Net assets, end of period (in 000s)	$93,188
Ratio of net expenses to average net assets	0.37	%(d)
Ratio of total expenses to average net assets	0.47	%(d)
Ratio of net investment income to average net assets	3.49	%(d)
Portfolio turnover rate(e)	41%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

`	Goldman Sachs Investment Grade Credit Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$9.02		$9.07	$9.08	$9.13
Net investment income(b)	0.15		0.29	0.30	0.22
Net realized and unrealized loss	(0.12)		(0.04)	(0.01)	(0.02)
Total from investment operations	0.03		0.25	0.29	0.20
Distributions to shareholders from net investment income	(0.16)		(0.30)	(0.30)	(0.21)
Distributions to shareholders from net realized gains	—		—	—	(0.04)
Total distributions	(0.16)		(0.30)	(0.30)	(0.25)
Net asset value, end of period	$8.89		$9.02	$9.07	$9.08
Total return(c)	0.31%		2.70%	3.23%	2.28%
Net assets, end of period (in 000s)	$18		$17	$12	$10
Ratio of net expenses to average net assets	0.36	%(d)	0.37%	0.38%	0.38%
Ratio of total expenses to average net assets	0.45	%(d)	0.46%	0.51%	0.53%
Ratio of net investment income to average net assets	3.46	%(d)	3.20%	3.28%	3.61%
Portfolio turnover rate(e)	41%		82%	63%	79%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.89		$6.38	$6.36	$6.96	$8.43	$9.71
Net investment income(a)	0.19		0.36	0.33	0.34	0.37	0.40
Net realized and unrealized gain (loss)	(1.32)		0.52	0.04	(0.60)	(1.41)	(1.27)
Total from investment operations	(1.13)		0.88	0.37	(0.26)	(1.04)	(0.87)
Distributions to shareholders from net investment income	(0.17)		—	—	—	—	(0.03)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.13)
Distributions to shareholders from capital	—		(0.37)	(0.35)	(0.34)	(0.43)	(0.25)
Total distributions	(0.17)		(0.37)	(0.35)	(0.34)	(0.43)	(0.41)
Net asset value, end of period	$5.59		$6.89	$6.38	$6.36	$6.96	$8.43
Total return(b)	(16.58)%		13.93%	6.21%	(3.54)%	(12.92)%	(9.01)%
Net assets, end of period (in 000s)	$5,078		$8,880	$11,295	$140,623	$140,301	$96,925
Ratio of net expenses to average net assets	1.22	%(c)	1.22%	1.24%	1.25%	1.25%	1.25%
Ratio of total expenses to average net assets	1.38	%(c)	1.44%	1.48%	1.40%	1.36%	1.36%
Ratio of net investment income to average net assets	6.24	%(c)	5.47%	5.17%	5.31%	4.76%	4.55%
Portfolio turnover rate(d)	67%		112%	111%	100%	145%	146%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.88		$6.38	$6.37	$6.98	$8.44	$9.72
Net investment income(a)	0.16		0.32	0.27	0.29	0.33	0.34
Net realized and unrealized gain (loss)	(1.32)		0.50	0.04	(0.61)	(1.42)	(1.28)
Total from investment operations	(1.16)		0.82	0.31	(0.32)	(1.09)	(0.94)
Distributions to shareholders from net investment income	(0.14)		—	—	—	—	—
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.13)
Distributions to shareholders from capital	—		(0.32)	(0.30)	(0.29)	(0.37)	(0.21)
Total distributions	(0.14)		(0.32)	(0.30)	(0.29)	(0.37)	(0.34)
Net asset value, end of period	$5.58		$6.88	$6.38	$6.37	$6.98	$8.44
Total return(b)	(16.92)%		13.10%	5.08%	(4.38)%	(13.43)%	(9.68)%
Net assets, end of period (in 000s)	$5,018		$7,115	$6,202	$6,574	$9,734	$17,641
Ratio of net expenses to average net assets	1.96	%(c)	1.96%	1.98%	2.00%	2.01%	2.01%
Ratio of total expenses to average net assets	2.13	%(c)	2.18%	2.21%	2.15%	2.14%	2.12%
Ratio of net investment income to average net assets	5.44	%(c)	4.77%	4.27%	4.58%	4.04%	3.80%
Portfolio turnover rate(d)	67%		112%	111%	100%	145%	146%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.87		$6.37	$6.36	$6.97	$8.43	$9.71
Net investment income(a)	0.20		0.38	0.34	0.37	0.41	0.43
Net realized and unrealized gain (loss)	(1.33)		0.50	0.04	(0.62)	(1.41)	(1.27)
Total from investment operations	(1.13)		0.88	0.38	(0.25)	(1.00)	(0.84)
Distributions to shareholders from net investment income	(0.17)		—	—	—	—	(0.06)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.13)
Distributions to shareholders from capital	—		(0.38)	(0.37)	(0.36)	(0.46)	(0.25)
Total distributions	(0.17)		(0.38)	(0.37)	(0.36)	(0.46)	(0.44)
Net asset value, end of period	$5.57		$6.87	$6.37	$6.36	$6.97	$8.43
Total return(b)	(16.51)%		14.29%	6.20%	(3.35)%	(12.50)%	(8.70)%
Net assets, end of period (in 000s)	$75,809		$245,127	$332,212	$403,203	$1,234,553	$1,797,975
Ratio of net expenses to average net assets	0.91	%(c)	0.92%	0.91%	0.91%	0.92%	0.92%
Ratio of total expenses to average net assets	1.04	%(c)	1.10%	1.12%	1.06%	1.05%	1.02%
Ratio of net investment income to average net assets	6.55	%(c)	5.80%	5.35%	5.67%	5.11%	4.88%
Portfolio turnover rate(d)	67%		112%	111%	100%	145%	146%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$6.87		$6.37	$6.35	$6.96	$8.43	$9.71
Net investment income(a)	0.19		0.38	0.33	0.34	0.41	0.42
Net realized and unrealized gain (loss)	(1.32)		0.50	0.06	(0.59)	(1.43)	(1.27)
Total from investment operations	(1.13)		0.88	0.39	(0.25)	(1.02)	(0.85)
Distributions to shareholders from net investment income	(0.17)		—		—	—	(0.05)
Distributions to shareholders from net realized gains	—		—	—	—	—	(0.13)
Distributions to shareholders from capital	—		(0.38)	(0.37)	(0.36)	(0.45)	(0.25)
Total distributions	(0.17)		(0.38)	(0.37)	(0.36)	(0.45)	(0.43)
Net asset value, end of period	$5.57		$6.87	$6.37	$6.35	$6.96	$8.43
Total return(b)	(16.53)%		14.24%	6.30%	(3.45)%	(12.70)%	(8.78)%
Net assets, end of period (in 000s)	$7,267		$10,263	$5,489	$9,741	$3,386	$7,518
Ratio of net expenses to average net assets	0.96	%(c)	0.97%	0.98%	0.99%	1.01%	1.01%
Ratio of total expenses to average net assets	1.13	%(c)	1.16%	1.21%	1.14%	1.14%	1.11%
Ratio of net investment income to average net assets	6.43	%(c)	5.78%	5.28%	5.55%	5.06%	4.73%
Portfolio turnover rate(d)	67%		112%	111%	100%	145%	146%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)

Per Share Data
Net asset value, beginning of period	$6.75
Net investment income(b)	0.16
Net realized and unrealized loss	(1.19)
Total from investment operations	(1.03)
Distributions to shareholders from net investment income	(0.15)
Net asset value, end of period	$5.57
Total return(c)	(15.37)%
Net assets, end of period (in 000s)	$62,472
Ratio of net expenses to average net assets	0.90	%(d)
Ratio of total expenses to average net assets	1.06	%(d)
Ratio of net investment income to average net assets	6.24	%(d)
Portfolio turnover rate(e)	67%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Period Ended March 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$6.87		$6.48
Net investment income(b)	0.19		0.14
Net realized and unrealized gain (loss)	(1.32)		0.37
Total from investment operations	(1.13)		0.51
Distributions to shareholders from net investment income	(0.17)		—
Distributions to shareholders from capital	—		(0.12)
Total distributions	(0.17)		(0.12)
Net asset value, end of period	$5.57		$6.87
Total return(c)	(16.51)%		7.88%
Net assets, end of period (in 000s)	$124,228		$56,354
Ratio of net expenses to average net assets	0.90	%(d)	0.90	%(d)
Ratio of total expenses to average net assets	1.03	%(d)	0.87	%(d)
Ratio of net investment income to average net assets	6.37	%(d)	6.04	%(d)
Portfolio turnover rate(e)	67%		112%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2014(a)
			2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$8.92		$8.48	$8.24	$8.59	$9.45	$10.00
Net investment income(b)	0.12		0.32	0.40	0.36	0.37	0.31
Net realized and unrealized gain (loss)	(1.12)		0.45	0.23	(0.36)	(0.86)	(0.52)
Total from investment operations	(1.00)		0.77	0.63	—	(0.49)	(0.21)
Distributions to shareholders from net investment income	(0.12)		(0.21)	(0.22)	(0.01)	(0.34)	(0.23)
Distributions to shareholders from net realized gains	—		(0.12)	(0.10)	—	—	—
Distributions to shareholders from capital	—		—	(0.07)	(0.34)	(0.03)	(0.11)
Total distributions	(0.12)		(0.33)	(0.39)	(0.35)	(0.37)	(0.34)
Net asset value, end of period	$7.80		$8.92	$8.48	$8.24	$8.59	$9.45
Total return(c)	(11.22)%		9.29%	7.76%	0.15%	(5.43)%	(2.03)%
Net assets, end of period (in 000s)	$818		$1,006	$286	$512	$665	$99
Ratio of net expenses to average net assets	0.84	%(d)	1.00%	1.23%	1.23%	1.24%	1.27	%(d)
Ratio of total expenses to average net assets	3.64	%(d)	3.58%	2.47%	2.98%	3.45%	3.67	%(d)
Ratio of net investment income to average net assets	2.94	%(d)	3.63%	4.78%	4.40%	4.13%	3.97	%(d)
Portfolio turnover rate(e)	17%		199%	142%	98%	179%	140%

(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class C Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2014(a)
			2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$8.94		$8.50	$8.26	$8.61	$9.46	$10.00
Net investment income(b)	0.09		0.29	0.32	0.30	0.32	0.25
Net realized and unrealized gain (loss)	(1.12)		0.43	0.24	(0.36)	(0.87)	(0.51)
Total from investment operations	(1.03)		0.72	0.56	(0.06)	(0.55)	(0.26)
Distributions to shareholders from net investment income	(0.09)		(0.17)	(0.18)	(0.01)	(0.27)	(0.17)
Distributions to shareholders from net realized gains	—		(0.11)	(0.08)	—	—	—
Distributions to shareholders from capital	—		—	(0.06)	(0.28)	(0.03)	(0.11)
Total distributions	(0.09)		(0.28)	(0.32)	(0.29)	(0.30)	(0.28)
Net asset value, end of period	$7.82		$8.94	$8.50	$8.26	$8.61	$9.46
Total return(c)	(11.53)%		8.61%	6.95%	(0.70)%	(5.91)%	(2.52)%
Net assets, end of period (in 000s)	$115		$130	$151	$40	$62	$59
Ratio of net expenses to average net assets	1.59	%(d)	1.86%	1.98%	1.99%	1.99%	2.01	%(d)
Ratio of total expenses to average net assets	4.40	%(d)	4.27%	3.45%	3.79%	3.66%	5.31	%(d)
Ratio of net investment income to average net assets	2.18	%(d)	3.28%	3.85%	3.65%	3.37%	3.27	%(d)
Portfolio turnover rate(e)	17%		199%	142%	98%	179%	140%

(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2014(a)
			2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$8.94		$8.49	$8.27	$8.62	$9.46	$10.00
Net investment income(b)	0.14		0.37	0.43	0.40	0.42	0.32
Net realized and unrealized gain (loss)	(1.12)		0.44	0.21	(0.37)	(0.86)	(0.50)
Total from investment operations	(0.98)		0.81	0.64	0.03	(0.44)	(0.18)
Distributions to shareholders from net investment income	(0.14)		(0.22)	(0.23)	(0.01)	(0.37)	(0.25)
Distributions to shareholders from net realized gains	—		(0.14)	(0.11)	—	—	—
Distributions to shareholders from capital	—		—	(0.08)	(0.37)	(0.03)	(0.11)
Total distributions	(0.14)		(0.36)	(0.42)	(0.38)	(0.40)	(0.36)
Net asset value, end of period	$7.82		$8.94	$8.49	$8.27	$8.62	$9.46
Total return(c)	(11.14)%		9.87%	8.00%	0.39%	(4.87)%	(1.67)%
Net assets, end of period (in 000s)	$16,641		$23,446	$21,411	$38,990	$15,571	$24,119
Ratio of net expenses to average net assets	0.50	%(d)	0.76%	0.90%	0.89%	0.90%	0.93	%(d)
Ratio of total expenses to average net assets	3.27	%(d)	3.19%	2.06%	2.45%	2.57%	4.21	%(d)
Ratio of net investment income to average net assets	3.29	%(d)	4.26%	5.10%	4.89%	4.47%	4.17	%(d)
Portfolio turnover rate(e)	17%		199%	142%	98%	179%	140%

(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2014(a)
			2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$8.94		$8.48	$8.25	$8.60	$9.44	$10.00
Net investment income(b)	0.13		0.38	0.40	0.39	0.41	0.31
Net realized and unrealized gain (loss)	(1.13)		0.43	0.24	(0.37)	(0.86)	(0.52)
Total from investment operations	(1.00)		0.81	0.64	0.02	(0.45)	(0.21)
Distributions to shareholders from net investment income	(0.13)		(0.21)	(0.24)	(0.01)	(0.36)	(0.24)
Distributions to shareholders from net realized gains	—		(0.14)	(0.10)	—	—	—
Distributions to shareholders from capital	—		—	(0.07)	(0.36)	(0.03)	(0.11)
Total distributions	(0.13)		(0.35)	(0.41)	(0.37)	(0.39)	(0.35)
Net asset value, end of period	$7.81		$8.94	$8.48	$8.25	$8.60	$9.44
Total return(c)	(11.19)%		9.79%	8.04%	0.29%	(4.98)%	(1.98)%
Net assets, end of period (in 000s)	$139		$137	$180	$31	$23	$24
Ratio of net expenses to average net assets	0.59	%(d)	0.88%	0.98%	0.98%	1.00%	1.03	%(d)
Ratio of total expenses to average net assets	3.44	%(d)	3.24%	2.35%	2.63%	2.77%	4.19	%(d)
Ratio of net investment income to average net assets	3.16	%(d)	4.34%	4.81%	4.75%	4.37%	4.00	%(d)
Portfolio turnover rate(e)	17%		199%	142%	98%	179%	140%

(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$8.82
Net investment income(b)	0.11
Net realized and unrealized loss	(0.96)
Total from investment operations	(0.85)
Distributions to shareholders from net investment income	(0.14)
Net asset value, end of period	$7.83
Total return(c)	(9.71)%
Net assets, end of period (in 000s)	$9
Ratio of net expenses to average net assets	0.51	%(d)
Ratio of total expenses to average net assets	3.41	%(d)
Ratio of net investment income to average net assets	3.14	%(d)
Portfolio turnover rate(e)	17%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class R Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,				Period Ended March 31, 2014(a)
			2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$8.95		$8.50	$8.26	$8.62	$9.46	$10.00
Net investment income(b)	0.11		0.31	0.37	0.34	0.36	0.27
Net realized and unrealized gain (loss)	(1.13)		0.45	0.24	(0.37)	(0.85)	(0.49)
Total from investment operations	(1.02)		0.76	0.61	(0.03)	(0.49)	(0.22)
Distributions to shareholders from net investment income	(0.11)		(0.19)	(0.20)	(0.01)	(0.32)	(0.21)
Distributions to shareholders from net realized gains	—		(0.12)	(0.10)	—	—	—
Distributions to shareholders from capital	—		—	(0.07)	(0.32)	(0.03)	(0.11)
Total distributions	(0.11)		(0.31)	(0.37)	(0.33)	(0.35)	(0.32)
Net asset value, end of period	$7.82		$8.95	$8.50	$8.26	$8.62	$9.46
Total return(c)	(11.40)%		9.16%	7.50%	(0.20)%	(5.44)%	(2.14)%
Net assets, end of period (in 000s)	$44		$49	$25	$23	$23	$24
Ratio of net expenses to average net assets	1.10	%(d)	1.30%	1.48%	1.48%	1.49%	1.52	%(d)
Ratio of total expenses to average net assets	3.90	%(d)	3.82%	2.72%	3.18%	3.27%	5.22	%(d)
Ratio of net investment income to average net assets	2.67	%(d)	3.51%	4.47%	4.20%	3.87%	3.50	%(d)
Portfolio turnover rate(e)	17%		199%	142%	98%	179%	140%

(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Period Ended March 31, 2018(a)

Per Share Data
Net asset value, beginning of period	$8.95		$8.66
Net investment income(b)	0.14		0.08
Net realized and unrealized gain (loss)	(1.13)		0.28
Total from investment operations	(0.99)		0.36
Distributions to shareholders from net investment income	(0.14)		(0.04)
Distributions to shareholders from net realized gains	—		(0.03)
Total distributions	(0.14)		(0.07)
Net asset value, end of period	$7.82		$8.95
Total return(c)	(11.14)%		4.15%
Net assets, end of period (in 000s)	$9		$10
Ratio of net expenses to average net assets	0.49	%(d)	0.54	%(d)
Ratio of total expenses to average net assets	3.33	%(d)	3.90	%(d)
Ratio of net investment income to average net assets	3.28	%(d)	2.62	%(d)
Portfolio turnover rate(e)	17%		199%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Class A Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018		2017	2016		2015	2014
Per Share Data
Net asset value, beginning of period	$10.21		$10.45		$10.68	$10.74		$10.45	$10.60
Net investment income(a)	0.11		0.15		0.12	0.17		0.17	0.13
Net realized and unrealized gain (loss)	(0.12)		(0.16)		(0.11)	0.03		0.35	(0.06)
Total from investment operations	(0.01)		(0.01)		0.01	0.20		0.52	0.07
Distributions to shareholders from net investment income	(0.13)		(0.23)		(0.24)	(0.26)		(0.23)	(0.22)
Distributions to shareholders from capital	—		(0.00	)(b)	—	(0.00	)(b)	—	—
Total distributions	(0.13)		(0.23)		(0.24)	(0.26)		(0.23)	(0.22)
Net asset value, end of period	$10.07		$10.21		$10.45	$10.68		$10.74	$10.45
Total return(c)	(0.11)%		(0.10)%		0.10%	1.89%		5.01%	0.64%
Net assets, end of period (in 000s)	$37,376		$24,967		$47,235	$36,465		$31,690	$3,850
Ratio of net expenses to average net assets	0.78	%(d)	0.77%		0.77%	0.75%		0.71%	0.72%
Ratio of total expenses to average net assets	0.83	%(d)	0.87%		0.93%	0.96%		0.95%	0.96%
Ratio of net investment income to average net assets	2.10	%(d)	1.40%		1.10%	1.58%		1.60%	1.22%
Portfolio turnover rate(e)	730%		1,149%		863%	956%		1,367%	1,399%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.23		$10.47	$10.71	$10.77	$10.47	$10.62
Net investment income(a)	0.12		0.19	0.15	0.20	0.19	0.18
Net realized and unrealized gain (loss)	(0.10)		(0.16)	(0.11)	0.04	0.38	(0.08)
Total from investment operations	0.02		0.03	0.04	0.24	0.57	0.10
Distributions to shareholders from net investment income	(0.15)		(0.27)	(0.28)	(0.30)	(0.27)	(0.25)
Distributions to shareholders from capital	—		— (b)	—	— (b)	—	—
Total distributions	(0.15)		(0.27)	(0.28)	(0.30)	(0.27)	(0.25)
Net asset value, end of period	$10.10		$10.23	$10.47	$10.71	$10.77	$10.47
Total return(c)	0.16%		0.24%	0.35%	2.23%	5.46%	0.99%
Net assets, end of period (in 000s)	$31,492		$80,298	$63,035	$60,513	$45,891	$11,692
Ratio of net expenses to average net assets	0.44	%(d)	0.43%	0.43%	0.41%	0.37%	0.38%
Ratio of total expenses to average net assets	0.48	%(d)	0.52%	0.59%	0.62%	0.67%	0.63%
Ratio of net investment income to average net assets	2.42	%(d)	1.78%	1.45%	1.89%	1.82%	1.71%
Portfolio turnover rate(e)	730%		1,149%	863%	956%	1,367%	1,399%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Separate Account Institutional Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.21		$10.45	$10.69	$10.75	$10.45	$10.60
Net investment income(a)	0.12		0.18	0.15	0.20	0.20	0.16
Net realized and unrealized gain (loss)	(0.11)		(0.15)	(0.11)	0.04	0.37	(0.06)
Total from investment operations	0.01		0.03	0.04	0.24	0.57	0.10
Distributions to shareholders from net investment income	(0.15)		(0.27)	(0.28)	(0.30)	(0.27)	(0.25)
Distributions to shareholders from capital	—		— (b)	—	— (b)	—	—
Total distributions	(0.15)		(0.27)	(0.28)	(0.30)	(0.27)	(0.25)
Net asset value, end of period	$10.07		$10.21	$10.45	$10.69	$10.75	$10.45
Total return(c)	0.07%		0.24%	0.35%	2.23%	5.46%	0.98%
Net assets, end of period (in 000s)	$239,171		$221,303	$217,648	$210,773	$195,609	$211,306
Ratio of net expenses to average net assets	0.43	%(d)	0.43%	0.43%	0.41%	0.37%	0.38%
Ratio of total expenses to average net assets	0.48	%(d)	0.52%	0.59%	0.62%	0.63%	0.62%
Ratio of net investment income to average net assets	2.46	%(d)	1.77%	1.45%	1.91%	1.86%	1.58%
Portfolio turnover rate(e)	730%		1,149%	863%	956%	1,367%	1,399%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Investor Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,
			2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of period	$10.23		$10.47	$10.71	$10.77	$10.48	$10.63
Net investment income(a)	0.12		0.18	0.13	0.17	0.18	0.20
Net realized and unrealized gain (loss)	(0.11)		(0.16)	(0.10)	0.06	0.37	(0.11)
Total from investment operations	0.01		0.02	0.03	0.23	0.55	0.09
Distributions to shareholders from net investment income	(0.14)		(0.26)	(0.27)	(0.29)	(0.26)	(0.24)
Distributions to shareholders from capital	—		— (b)	—	— (b)	—	—
Total distributions	(0.14)		(0.26)	(0.27)	(0.29)	(0.26)	(0.24)
Net asset value, end of period	$10.10		$10.23	$10.47	$10.71	$10.77	$10.48
Total return(c)	0.12%		0.15%	0.25%	2.14%	5.26%	0.88%
Net assets, end of period (in 000s)	$159,085		$154,957	$143,018	$6,582	$1,768	$16
Ratio of net expenses to average net assets	0.53	%(d)	0.52%	0.50%	0.51%	0.46%	0.49%
Ratio of total expenses to average net assets	0.58	%(d)	0.61%	0.62%	0.71%	0.71%	0.73%
Ratio of net investment income to average net assets	2.36	%(d)	1.68%	1.26%	1.63%	1.68%	1.91%
Portfolio turnover rate(e)	730%		1,149%	863%	956%	1,367%	1,399%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs U.S. Mortgages Fund
	Class P Shares
	Period Ended September 30, 2018 (Unaudited)(a)
Per Share Data
Net asset value, beginning of period	$10.16
Net investment income(b)	0.11
Net realized and unrealized loss	(0.05)
Total from investment operations	0.06
Distributions to shareholders from net investment income	(0.13)
Net asset value, end of period	$10.09
Total return(c)	0.55%
Net assets, end of period (in 000s)	$8,329
Ratio of net expenses to average net assets	0.43	%(d)
Ratio of total expenses to average net assets	0.49	%(d)
Ratio of net investment income to average net assets	2.53	%(d)
Portfolio turnover rate(e)	730%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Class R6 Shares
	Six Months Ended September 30, 2018 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2016(a)
			2018	2017
Per Share Data
Net asset value, beginning of period	$10.23		$10.48	$10.71	$10.67
Net investment income(b)	0.13		0.19	0.19	0.13
Net realized and unrealized gain (loss)	(0.11)		(0.17)	(0.14)	0.11
Total from investment operations	0.02		0.02	0.05	0.24
Distributions to shareholders from net investment income	(0.15)		(0.27)	(0.28)	(0.20)
Distributions to shareholders from capital	—		— (c)	—	—	(c)
Total distributions	(0.15)		(0.27)	(0.28)	(0.20)
Net asset value, end of period	$10.10		$10.23	$10.48	$10.71
Total return(d)	0.17%		0.16%	0.46%	2.24%
Net assets, end of period (in 000s)	$5,563		$5,104	$2,606	$10
Ratio of net expenses to average net assets	0.43	%(e)	0.42%	0.41%	0.44	%(e)
Ratio of total expenses to average net assets	0.48	%(e)	0.51%	0.53%	0.64	%(e)
Ratio of net investment income to average net assets	2.46	%(e)	1.80%	1.79%	1.77	%(e)
Portfolio turnover rate(f)	730%		1,149%	863%	956%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Debt	A, C, Institutional, Investor, P* and R6	Non-diversified
High Yield	A, C, Institutional, Service, Investor, P*, R and R6	Diversified
High Yield Floating Rate, Total Emerging Markets Income	A, C, Institutional, Investor, P*, R and R6	Diversified
Local Emerging Markets Debt	A, C, Institutional, Investor , P* and R6	Non-diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, Investor, Separate Account Institutional, P* and R6	Diversified

*	Class P Shares commenced operations on April 20, 2018.

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, Total Emerging Markets Income and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall

170

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Emerging Markets Debt	Daily/Monthly	Annually
High Yield	Daily/Monthly	Annually
High Yield Floating Rate	Daily/Monthly	Annually
Investment Grade Credit	Daily/Monthly	Annually
Local Emerging Markets Debt	Daily/Monthly	Annually
Total Emerging Markets Income	Monthly/Monthly	Annually
U.S. Mortgages	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

171

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

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Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iv.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

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Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

v.  Mortgage Dollar Rolls —Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions

vi.  Structured Notes —The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vii.  Treasury Inflation Protected Securities —TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

viii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily

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using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

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B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of each Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2018:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$1,416,304,252	$—
Corporate Obligations	—	604,289,495	—
Structured Notes	—	12,162,884	—
Municipal Debt Obligations	—	12,431,450	—
Investment Company	123,103,809	—	—
Total	$123,103,809	$2,045,188,081	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$7,289,670	$—
Futures Contracts	1,532,936	—	—
Interest Rate Swap Contracts	—	1,870,432	—
Credit Default Swap Contracts	—	507,179	—
Total	$1,532,936	$9,667,281	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(5,343,045)	$—
Futures Contracts	(6,793,576)	—	—
Interest Rate Swap Contracts	—	(1,846,274)	—
Credit Default Swap Contracts	—	(6,815,994)	—
Total	$(6,793,576)	$(14,005,313)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$87,826,845	$6,378,750
Corporate Obligations	—	2,228,731,832	8,274
Common Stock and/or Other Equity Investments(a)
North America	7,002,496	37,422,059	—
Investment Company	17,184	—	—
Short-term Investments	—	24,801,342	—
Total	$7,019,680	$2,378,782,078	$6,387,024
Liabilities
Reverse Repurchase Agreements	$—	$(7,585,500)	$—
Total	$—	$(7,585,500)	$—

Derivative Type
Assets(b)
Futures Contracts	$2,818,119	$—	$—
Credit Default Swap Contracts	—	109,185	—
Total	$2,818,119	$109,185	$—
Liabilities(b)
Futures Contracts	$(682,311)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$3,686,762,214	$52,930,335
Corporate Obligations	—	188,297,258	—
Unfunded Loan Committment	—	1,810,156	—
Common Stock and/or Other Equity Investments(a)
North America	16,794,599	—	2,021
Exchange Traded Funds	151,836,482	—	—
Investment Company	202,279,736	—	—
Short-term Investments	—	43,531,598	—
Total	$370,910,817	$3,920,401,226	$52,932,356

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$253,199	$—
Futures Contracts	1,445,464	—	—
Interest Rate Swap Contracts	—	160,528	—
Total	$1,445,464	$413,727	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2018:

	Bank Loans	Common Stocks
Beginning Balance as of April 1, 2018	$25,129,120	$—
Realized gain (loss)	(739,270)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	655,578	(2,021)
Purchases	29,374,071	4,042
Sales	(25,302,678)	—
Amortization	180,358	—
Transfers into Level 3	23,633,156	—
Ending Balance as of September 30, 2018	$52,930,335	$2,021

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

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September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$350,377,738	$—
Foreign Debt Obligations	—	17,017,674	—
Municipal Debt Obligations	—	12,037,160	—
U.S. Treasury Obligations	2,697,263	—	—
Investment Company	4,342	—	—
Total	$2,701,605	$379,432,572	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$18,004	$—
Futures Contracts	505,563	—	—
Credit Default Swap Contracts	—	175,630	—
Total	$505,563	$193,634	$—
Liabilities(a)
Futures Contracts	$(423,380)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$190,976,234	$—
Corporate Obligations	—	6,724,680	—
Structured Notes	—	34,172,358	—
Municipal Debt Obligations	—	997,800	—
U.S. Treasury Obligations	536,516	—	—
Investment Company	30,673,286	—	—
Short-term Investments	—	2,386,251	—
Total	$31,209,802	$235,257,323	$—

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LOCAL EMERGING MARKETS DEBT (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$2,579,834	$—
Futures Contracts	555,360	—	—
Interest Rate Swap Contracts	—	1,736,978	—
Credit Default Swap Contracts	—	156	—
Total Return Swap Contracts	—	14,793	—
Total	$555,360	$4,331,761	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,039,409)	$—
Futures Contracts	(307,869)	—	—
Interest Rate Swap Contracts	—	(1,096,381)	—
Credit Default Swap Contracts	—	(634,857)	—
Total	$(307,869)	$(3,770,647)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

TOTAL EMERGING MARKETS INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$954,973	$—
Common Stock and/or Other Equity Investments(a)
Africa	38,882	318,723	—
Asia	542,886	3,370,528	—
Europe	234,247	406,822	—
North America	277,371	33,251	—
South America	524,374	123,311	—
Warrants	—	50,957	—
Exchange Traded Funds	1,665,471	—	—
Investment Companies	8,777,501	—	—
Total	$12,060,732	$5,258,565	$—

Derivative Type
Assets(b)
Futures Contracts	$32,272	$—	$—
Liabilities(b)
Futures Contracts	$(10,584)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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September 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$466,003,513	$—
Asset-Backed Securities	—	74,429,373	—
Municipal Debt Obligation	—	1,160,356	—
U.S. Treasury Obligations	11,377,681	—	—
Investment Company	22,338,690	—	—
Short-term Investments	—	7,107,004	—
Total	$33,716,371	$548,700,246	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(48,086,485)	$—

Derivative Type
Assets
Futures Contracts(a)	$219,181	$—	$—
Options Purchased	—	72,511	—
Total	$219,181	$72,511	$—
Liabilities
Futures Contracts(a)	$(748,899)	$—	$—
Options Written	—	(65,602)	—
Total	$(748,899)	$(65,602)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of September 30, 2018. These instruments were used as part of each Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of each Fund’s net exposure.

EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$3,403,368	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	$(8,639,850)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	507,179		Payable for unrealized loss on swap Contracts; Variation margin on swap contracts	(6,815,994)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	7,289,670		Payable for unrealized loss on forward foreign currency exchange contracts	(5,343,045)
Total		$11,200,217			$(20,798,889)

HIGH YIELD
Risk	Statement of Assets and Liabilities	Assets(a)		Statement of Assets and Liabilities	Liabilities(a)
Interest rate	Variation margin on futures contracts	$2,818,119		Variation margin on futures contracts	$(682,311)
Credit	Variation margin on swap contracts	109,185		—	—
Total		$2,927,304			$(682,311)

HIGH YIELD FLOATING RATE
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$1,605,992	(a)	—	$—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	253,199		—	—
Total		$1,859,191			$—

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $6,771,651 for the Emerging Markets Debt Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

INVESTMENT GRADE CREDIT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$505,563	(a)	Variation margin on futures contracts	$(423,380)	(a)
Credit	Variation margin on swap contracts	175,630	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	18,004		—	—
Total		$699,197			$(423,380)

LOCAL EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	$2,307,131	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts	$(1,404,250)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	156		Payable for unrealized loss on swap contracts; Variation margin on swap contracts	(634,857)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,579,834		Payable for unrealized loss on forward foreign currency exchange contracts	(2,039,409)
Total		$4,887,121			$(4,078,516)

TOTAL EMERGING MARKETS INCOME
Risk	Statement of Assets and Liabilities	Assets(a)		Statement of Assets and Liabilities	Liabilities(a)
Interest rate	Variation margin on futures contracts	$8,665		Variation margin on futures	$(10,584)
Equity	Variation margin on futures contracts	23,607		—	—
Total		$32,272			$(10,584)

U.S. MORTGAGES
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Purchased options, at value	$291,692	(a)	Variation margin on futures contracts; Written options, at value	$(814,501)	(a)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $1,348,141 for the Local Emerging Markets Debt Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

EMERGING MARKETS DEBT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts / Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$(746,972)	$(5,873,714)	5,098
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(3,050,965)	479,728	107
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(2,877,611)	3,275,356	259
Total		$(6,675,548)	$(2,118,630)	5,464

HIGH YIELD
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts and purchased options	$(974,209)	$4,307,592	3,892
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	294,672	31,218	1
Total		$(679,537)	$4,338,810	3,893

HIGH YIELD FLOATING RATE
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$(52,754)	$3,008,485	1,209
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(420,122)	757,144	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	2,220,000	476,407	4
Total		$1,747,124	$4,242,036	1,214

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2018.

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

INVESTMENT GRADE CREDIT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options, futures contracts and swap contracts	$404,361	$45,259	554
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	82,840	187,605	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	220,344	19,168	1
Total		$707,545	$252,032	556

LOCAL EMERGING MARKETS DEBT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/ Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$(252,586)	$810,652	535
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(432,349)	262,835	42
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on swap contracts and forward foreign currency exchange contracts	(10,347,330)	408,308	292
Total		$(11,032,265)	$1,481,795	869

TOTAL EMERGING MARKETS INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$5,679	$(1,453)	9
Currency	Net realized gain (loss) from forward foreign currency exchange contractsNet change in unrealized gain (loss) on forward foreign currency exchange contracts	(115)	7	1
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(196,565)	34,125	43
Total		$(191,001)	$32,679	53

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2018.

186

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

U.S. MORTGAGES
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on purchased options, futures contracts, swap contracts and written options	$599,557	$(1,165,150)	782

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

187

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2018:

Local Emerging Markets Debt
	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$(164,678)	$—	$(164,678)	$(164,678)	$—	$(164,678)
BoA Securities LLC	14,793	—	14,793	(60,916)	—	(60,916)	(46,123)	46,123	—
Citibank NA	6,786	—	6,786	(565,897)	—	(565,897)	(559,111)	559,111	—
CS International (London)	—	—	—	(65,642)	—	(65,642)	(65,642)	65,642	—
Deutsche Bank AG	—	—	—	(7,110)	—	(7,110)	(7,110)	—	(7,110)
JPMorgan Securities, Inc.	—	—	—	(42,070)	—	(42,070)	(42,070)	—	(42,070)
MS & Co. Int. PLC	31,897	2,579,834	2,611,731	(435,718)	(2,039,409)	(2,475,127)	136,604		136,604
UBS AG (London)	—	—	—	(6,110)	—	(6,110)	(6,110)	—	(6,110)
Total	$53,476	$2,579,834	$2,633,310	$(1,348,141)	$(2,039,409)	$(3,387,550)	$(754,240)	$670,876	$(83,364)

(1)	Gross amounts available for offset but not netted in the Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fees, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Debt Fund	0.80%	0.80%	0.72%	0.68%	0.67%	0.79%	0.78%
High Yield Fund	0.70	0.70	0.63	0.60	0.59	0.68	0.68
High Yield Floating Rate Fund	0.60	0.54	0.51	0.50	0.49	0.54	0.53
Investment Grade Credit Fund	0.34	0.31	0.29	0.28	0.28	0.34	0.34
Local Emerging Markets Debt Fund	0.80	0.80	0.72	0.68	0.67	0.80	0.79
Total Emerging Markets Income Fund	0.80	0.80	0.72	0.68	0.67	0.80	0.44
U.S. Mortgages Fund	0.34	0.31	0.29	0.28	0.28	0.34	0.32

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF and Class R6 Shares of the Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the six months ended September 30, 2018, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Emerging Markets Debt Fund	$42,725
High Yield Fund	18,499
High Yield Floating Rate Fund	207,987
Investment Grade Credit Fund	1,164
Local Emerging Markets Debt Fund	16,190
Total Emerging Markets Income Fund	36,580
U.S. Mortgages Fund	42,809

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Services Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

189

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Debt	$1,369	$1
High Yield	4,541	—
High Yield Floating Rate	153	—
Investment Grade Credit	156	—
Local Emerging Markets Debt	743	—
U.S. Mortgages	67	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares, and 0.03% of the average daily net assets of Class P and Class R6 Shares; 0.04% of the average daily net assets of Institutional and Service Shares, 0.03% of the average daily net assets with respect to the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares. Prior to April 20, 2018, such fee was 0.04% of the average daily net assets of the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares.

Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.04% of the average daily net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund and 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund through at least July 29, 2019. Prior to July 30, 2018, Goldman Sachs had agreed to waive a portion of the transfer agent fees equal to 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R shares of the High Yield Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, Total Emerging Markets Debt and U.S. Mortgages Funds are 0.024%, 0.024%, 0.104%, 0.004%, 0.074%, 0.024% and 0.074%, respectively. These Other Expense limitations will remain in place through at least July 29, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt	$42,725	$386	$327,289	$370,400
High Yield	18,499	48,972	64,403	131,874
High Yield Floating Rate	207,987	16	—	208,003
Investment Grade Credit	1,164	27	157,479	158,670
Local Emerging Markets Debt	16,190	4,505	192,436	213,131
Total Emerging Markets Income	36,580	2	244,795	281,377
U.S. Mortgages	42,809	252	86,256	129,317

G.  Line of Credit Facility — As of September 30, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2018, Goldman Sachs earned $72,633, $8,591, $6,323 and $10,772, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2018, the purchase, and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund Name	Purchases at Cost	Proceeds from sales	Net realized gain (loss)
High Yield Floating Rate	$17,275,961	$3,703,203	$(18,056)

As of September 30, 2018, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the Local Emerging Market Debts Fund:

Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Growth and Income Portfolio
7%	16%	7%

191

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the following Funds:

Fund	Class C	Institutional	Investor	Class P	Class R	Class R6
High Yield Floating Rate Fund	—%	—%	—%	—%	20%	—%
Investment Grade Credit Fund	—	—	—	—	—	59
Total Emerging Markets Income Fund	8	14	18	100	54	100

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs Access Treasury 0-1 Year ETF for the six months ended September 30, 2018:

Fund	Underlying Fund	Beginning Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/ (Loss)	Ending Value as of September 30, 2018	Shares as of September 30, 2018	Dividend Income
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$47,535,587	$482,510,849	$406,942,627	$—	$—	$123,103,809	123,103,809	$498,521
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	69,421,973	487,317,613	556,722,402	—	—	17,184	17,184	190,865
	Goldman Sachs Access High Yield Corporate Bond ETF	1,215,500	—	1,216,222	(7,498)	8,220	—	—	8,096
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	408,461,237	952,231,281	1,158,412,782	—	—	202,279,736	202,279,736	2,067,923
	Goldman Sachs Access Treasury 0-1 Year ETF	23,695,141	—	—	—	18,941	23,714,082	236,762	196,647
Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	11,237,208	34,794,965	46,027,831	—	—	4,342	4,342	11,970
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	21,553	240,125,723	209,473,990	—	—	30,673,286	30,673,286	179,471

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GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Beginning Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/ (Loss)	Ending Value as of September 30, 2018	Shares as of September 30, 2018	Dividend Income
Total Emerging Markets Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,064,313	$6,662,610	$6,945,203	$—	$—	$781,720	781,720	$10,658
	Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	5,468,834	534,755	1,750,430	(105,620)	(232,593)	3,914,946	331,494	111,551
	Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	5,840,529	540,099	1,279,307	(91,641)	(928,845)	$4,080,835	732,645	133,789
U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	16,257,764	243,928,545	237,847,619	—	—	22,338,690	22,338,690	466,651

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2018 were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt	$457,063,420	$457,210,664	$492,732,166	$602,929,610
High Yield	—	690,083,694	—	1,139,597,835
High Yield Floating Rate	—	1,503,910,435	—	1,270,649,576
Investment Grade Credit	18,485,487	152,875,683	15,812,116	140,124,014
Local Emerging Markets Debt	54,600,596	135,888,647	54,665,673	120,291,805
Total Emerging Markets Income	—	3,128,284	—	7,019,280
U.S. Mortgages	3,653,913,901	22,225,495	3,613,604,511	7,786,479

193

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The table below summarizes the reverse repurchase agreement activity for the six months ended September 30, 2018:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Emerging Markets Debt Fund	$1,580,000	(3.167)%	7
High Yield Fund	33,247,615	0.854	183
High Yield Floating Rate Fund	4,223,252	3.277	115

The following table sets forth the Funds’ different types of investments pledged as collateral and the remaining contractual maturities of the reverse repurchase agreements as of September 30, 2018:

HIGH YIELD
	Remaining Contractual Maturity of the Agreements As of September 30, 2018
	Overnight and Continuous	< 30 days	Between 30 and 90 days	> 90 days	Total
Reverse Repurchase Agreements Corporate Obligations	$—	$—	$—	$7,585,500	$7,585,500
Total Borrowings	$—	$—	$—	$7,585,500	$7,585,500
Gross amount of recognized liabilities for reverse repurchase agreements					$7,585,500

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2018, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	Total Emerging Markets Income	U.S. Mortgages
Capital loss carryforwards:
Perpetual Short-Term	$(1,131,756)	$(96,562,020)	$(40,896,180)	$(1,048,309)	$(102,625,380)	$—	$(3,910,244)
Perpetual Long-Term	(22,023,283)	(257,128,574)	(49,461,220)	—	(37,666,979)		(2,402,162)
Total capital loss carryforwards	$(23,155,039)	$(353,690,594)	$(90,357,400)	$(1,048,309)	$(140,292,359)	$—	$(6,312,406)
Timing differences (Qualified Late Year Loss Deferral/Distributions Payable/Post October Loss Deferral/Straddle Loss Deferral)	$(19,029,643)	$(11,312,138)	(79,466,493)	$(621,093)	$(7,422,480)	$—	$(7,029,691)

As of September 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	Total Emerging Markets Income	U.S. Mortgages
Tax Cost	$2,333,033,374	$2,415,541,624	$4,376,492,897	$386,439,193	$303,745,588	$19,453,220	$589,802,937
Gross unrealized gain	20,290,816	57,005,278	16,647,414	4,392,855	2,477,165	112,907	952,919
Gross unrealized loss	(185,032,300)	(80,358,120)	(50,706,068)	(8,697,871)	(39,755,628)	(2,246,830)	(8,339,239)
Net unrealized loss	$(164,741,484)	$(23,352,842)	$(34,058,654)	$(4,305,016)	$(37,278,463)	$(2,133,923)	$(7,386,320)

194

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of inflation protected securities, swap transactions, material modification of debt securities, and foreign currency transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

195

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are

196

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Effective October 1, 2018, the Total Emerging Markets Income Fund’s fiscal year end will be changed from March 31 to October 31.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

197

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,548,726	$18,670,229	5,293,973	$68,228,043
Reinvestment of distributions	165,000	1,976,365	316,034	4,075,790
Shares redeemed	(3,620,353)	(43,387,644)	(5,454,397)	(70,022,225)
	(1,906,627)	(22,741,050)	155,610	2,281,608
Class C Shares
Shares sold	172,192	2,081,733	773,678	9,951,120
Reinvestment of distributions	45,847	548,785	82,846	1,068,212
Shares redeemed	(717,470)	(8,619,547)	(668,207)	(8,595,415)
	(499,431)	(5,989,029)	188,317	2,423,917
Institutional Shares
Shares sold	28,403,341	341,994,718	81,323,944	1,048,108,685
Reinvestment of distributions	3,369,082	40,384,707	5,784,011	74,661,793
Shares redeemed	(63,970,491)	(762,553,401)	(60,686,630)	(774,922,409)
	(32,198,068)	(380,173,976)	26,421,325	347,848,069
Investor Shares
Shares sold	3,314,582	40,009,760	10,261,460	132,288,587
Reinvestment of distributions	306,062	3,673,156	441,014	5,689,440
Shares redeemed	(6,693,650)	(80,671,765)	(3,573,843)	(45,935,115)
	(3,073,006)	(36,988,849)	7,128,631	92,042,912
Class P Shares(a)
Shares sold	2,114,500	25,206,407	—	—
Reinvestment of distributions	26,096	308,377	—	—
Shares redeemed	(48,527)	(565,642)	—	—
	2,092,069	24,949,142	—	—
Class R6 Shares
Shares sold	27,079,989	319,407,746	21,500,845	271,553,176
Reinvestment of distributions	714,112	8,539,026	188,598	2,416,878
Shares redeemed	(5,760,116)	(68,230,726)	(714,276)	(9,143,066)
	22,033,985	259,716,046	20,975,167	264,826,988
NET INCREASE (DECREASE)	(13,551,078)	$(161,227,716)	54,869,050	$709,423,494

(a)	Class P Shares commenced operations on April 20, 2018.

198

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,477,001	$15,782,834	2,675,979	$17,524,930
Reinvestment of distributions	682,929	4,336,434	1,497,653	9,808,158
Shares redeemed	(3,887,382)	(24,715,173)	(11,210,562)	(73,509,585)
	(727,452)	(4,595,905)	(7,036,930)	(46,176,497)
Class C Shares
Shares sold	130,387	827,877	282,186	1,850,537
Reinvestment of distributions	93,393	593,616	226,003	1,480,739
Shares redeemed	(2,576,678)	(16,437,541)	(2,328,801)	(15,271,301)
	(2,352,898)	(15,016,048)	(1,820,612)	(11,940,025)
Institutional Shares
Shares sold	5,644,499	35,996,437	66,312,349	435,805,625
Reinvestment of distributions	6,227,754	39,576,496	22,686,914	148,904,007
Shares redeemed	(339,411,164)	(2,159,336,570)	(215,211,627)	(1,405,045,784)
	(327,538,911)	(2,083,763,637)	(126,212,364)	(820,336,152)
Service Shares
Shares sold	74,923	476,197	228,947	1,496,008
Reinvestment of distributions	42,763	271,462	83,562	546,124
Shares redeemed	(159,517)	(1,013,881)	(390,280)	(2,549,415)
	(41,831)	(266,222)	(77,771)	(507,283)
Investor Shares
Shares sold	245,508	1,563,978	726,160	4,764,955
Reinvestment of distributions	100,464	639,369	244,610	1,604,525
Shares redeemed	(878,027)	(5,592,676)	(2,080,987)	(13,614,120)
	(532,055)	(3,389,329)	(1,110,217)	(7,244,640)
Class P Shares(a)
Shares sold	279,120,152	1,775,278,860	—	—
Reinvestment of distributions	2,995,767	19,156,160	—	—
Shares redeemed	(18,035,178)	(115,191,251)	—	—
	264,080,741	1,679,243,769	—	—
Class R Shares
Shares sold	99,745	634,192	406,420	2,649,443
Reinvestment of distributions	52,690	334,433	102,842	672,303
Shares redeemed	(344,363)	(2,179,884)	(545,324)	(3,565,090)
	(191,928)	(1,211,259)	(36,062)	(243,344)
Class R6
Shares sold	2,159,931	13,760,972	38,770,261	249,630,088
Reinvestment of distributions	520,942	3,322,217	567,681	3,700,105
Shares redeemed	(28,820,759)	(184,095,895)	(31,632,552)	(210,058,668)
	(26,139,886)	(167,012,706)	7,705,390	43,271,525
NET DECREASE	(93,444,220)	$(596,011,337)	(128,588,566)	$(843,176,416)

(a)	Class P Shares commenced operations on April 20, 2018.

199

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Floating Rate Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	143,573	$1,382,613	78,473	$760,694
Reinvestment of distributions	9,651	92,786	17,859	173,314
Shares redeemed	(130,722)	(1,256,511)	(378,205)	(3,674,167)
	22,502	218,888	(281,873)	(2,740,159)
Class C Shares
Shares sold	13,846	133,513	80,278	778,208
Reinvestment of distributions	3,448	33,163	7,992	77,560
Shares redeemed	(130,289)	(1,254,115)	(103,662)	(1,005,412)
	(112,995)	(1,087,439)	(15,392)	(149,644)
Institutional Shares
Shares sold	12,953,028	126,442,400	120,311,176	1,168,954,054
Reinvestment of distributions	4,836,632	46,560,843	17,288,438	167,915,875
Shares redeemed	(402,775,594)	(3,867,654,263)	(133,721,496)	(1,296,664,216)
	(384,985,934)	(3,694,651,020)	3,878,118	40,205,713
Investor Shares
Shares sold	167,532	1,619,087	415,578	4,035,613
Reinvestment of distributions	11,838	114,056	15,298	148,610
Shares redeemed	(248,870)	(2,403,552)	(275,622)	(2,676,763)
	(69,500)	(670,409)	155,254	1,507,460
Class P Shares(a)
Shares sold	418,997,481	4,027,496,741	—	—
Reinvestment of distributions	4,504,495	43,389,834	—	—
Shares redeemed	(21,495,758)	(208,158,927)	—	—
	402,006,218	3,862,727,648	—	—
Class R Shares
Shares sold	29	290	6,931	66,954
Reinvestment of distributions	128	1,229	132	1,286
Shares redeemed	(2,006)	(19,383)	(151)	(1,466)
	(1,849)	(17,864)	6,912	66,774
Class R6 Shares(b)
Shares sold	41,442	433,058	23,478,461	227,508,901
Reinvestment of distributions	479,547	4,617,928	63,019	609,663
Shares redeemed	(3,654,590)	(35,191,219)	(1,715,249)	(16,595,217)
	(3,133,601)	(30,140,233)	21,826,231	211,523,347
NET INCREASE	13,724,841	$136,379,571	25,569,250	$250,413,491

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	75,975	$675,740	741,257	$6,841,303
Reinvestment of distributions	15,206	135,460	54,889	504,930
Shares redeemed	(261,729)	(2,332,669)	(3,253,087)	(30,060,983)
	(170,548)	(1,521,469)	(2,456,941)	(22,714,750)
Institutional Shares
Shares sold	786,716	7,003,490	6,071,093	56,099,961
Reinvestment of distributions	185,519	1,652,506	555,023	5,106,235
Shares redeemed	(14,623,717)	(129,989,439)	(4,208,105)	(38,677,889)
	(13,651,482)	(121,333,443)	2,418,011	22,528,307
Separate Account Institutional Shares
Shares sold	3,030,992	26,947,124	5,033,829	46,329,538
Reinvestment of distributions	417,562	3,720,917	753,808	6,935,534
Shares redeemed	(2,330,607)	(20,663,004)	(7,416,271)	(68,020,919)
	1,117,947	10,005,037	(1,628,634)	(14,755,847)
Investor Shares
Shares sold	40,807	363,866	217,088	2,010,744
Reinvestment of distributions	8,528	75,998	15,480	142,397
Shares redeemed	(56,152)	(499,660)	(170,385)	(1,556,854)
	(6,817)	(59,796)	62,183	596,287
Class P Shares(a)
Shares sold	10,972,714	97,437,351	—	—
Reinvestment of distributions	90,997	810,993	—	—
Shares redeemed	(577,122)	(5,134,771)	—	—
	10,486,589	93,113,573	—	—
Class R6 Shares
Shares sold	122	1,094	551	5,109
Reinvestment of distributions	35	313	52	478
Shares redeemed	(1)	(10)	(1)	(9)
	156	1,397	602	5,578
NET DECREASE	(2,224,155)	$(19,794,701)	(1,604,779)	$(14,340,425)

(a)	Class P Shares commenced operations on April 20, 2018.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	169,792	$1,092,926	722,318	$4,818,499
Reinvestment of distributions	29,061	174,191	67,770	448,064
Shares redeemed	(578,670)	(3,538,759)	(1,271,026)	(8,333,948)
	(379,817)	(2,271,642)	(480,938)	(3,067,385)
Class C Shares
Shares sold	73,300	443,539	223,972	1,488,137
Reinvestment of distributions	23,142	137,684	42,839	283,528
Shares redeemed	(231,142)	(1,359,983)	(205,314)	(1,355,374)
	(134,700)	(778,760)	61,497	416,291
Institutional Shares
Shares sold	8,255,685	51,173,290	15,372,819	102,033,316
Reinvestment of distributions	815,159	4,893,838	2,322,553	15,322,938
Shares redeemed	(31,128,716)	(182,759,947)	(34,190,873)	(224,314,254)
	(22,057,872)	(126,692,819)	(16,495,501)	(106,958,000)
Investor Shares
Shares sold	913,944	5,653,791	1,235,745	8,203,740
Reinvestment of distributions	48,728	288,837	59,598	395,174
Shares redeemed	(1,152,082)	(6,794,564)	(663,974)	(4,375,359)
	(189,410)	(851,936)	631,369	4,223,555
Class P Shares(a)
Shares sold	11,819,684	69,383,853	—	—
Reinvestment of distributions	154,252	869,026	—	—
Shares redeemed	(758,325)	(4,255,842)	—	—
	11,215,611	65,997,037	—	—
Class R6 Shares(b)
Shares sold	15,078,651	91,279,437	8,640,324	58,107,781
Reinvestment of distributions	471,631	2,744,367	54,983	376,647
Shares redeemed	(1,443,829)	(8,929,306)	(488,917)	(3,339,502)
	14,106,453	85,094,498	8,206,390	55,144,926
NET INCREASE (DECREASE)	2,560,265	$20,496,378	(8,077,183)	$(50,240,613)

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

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11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Total Emerging Markets Income Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,448	$77,329	159,203	$1,414,636
Reinvestment of distributions	1,635	13,296	2,543	22,111
Shares redeemed	(18,950)	(154,378)	(82,744)	(742,040)
	(7,867)	(63,753)	79,002	694,707
Class C Shares
Shares sold	130	1,000	570	5,000
Reinvestment of distributions	167	1,354	516	4,489
Shares redeemed	(153)	(1,243)	(4,256)	(37,113)
	144	1,111	(3,170)	(27,624)
Institutional Shares
Shares sold	268,895	2,245,670	572,939	5,020,776
Reinvestment of distributions	32,759	267,476	90,518	787,557
Shares redeemed	(795,412)	(6,658,720)	(563,509)	(4,930,456)
	(493,758)	(4,145,574)	99,948	877,877
Investor Shares
Shares sold	2,357	19,000	3,701	32,036
Reinvestment of distributions	275	2,238	829	7,204
Shares redeemed	(110)	(895)	(10,392)	(91,263)
	2,522	20,343	(5,862)	(52,023)
Class P Shares(a)
Shares sold	1,134	10,000	—	—
Reinvestment of distributions	19	157	—	—
	1,153	10,157	—	—
Class R Shares
Shares sold	72	600	2,496	21,831
Reinvestment of distributions	78	635	115	1,005
Shares redeemed	—	(3)	—	—
	150	1,232	2,611	22,836
Class R6 Shares(b)
Shares sold	—	—	1,155	10,000
Reinvestment of distributions	20	161	9	79
	20	161	1,164	10,079
NET INCREASE (DECREASE)	(497,636)	$(4,176,323)	173,693	$1,525,852

(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Class R6 Shares commenced operations on November 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2018 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Six Months Ended September 30, 2018 (Unaudited)		For the Fiscal Year Ended March 31, 2018

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,536,219	$25,773,246	1,876,182	$19,610,212
Reinvestment of distributions	39,288	398,305	82,381	858,491
Shares redeemed	(1,310,850)	(13,279,488)	(4,034,319)	(42,118,625)
	1,264,657	12,892,063	(2,075,756)	(21,649,922)
Institutional Shares
Shares sold	1,066,106	10,853,824	4,017,920	41,749,663
Reinvestment of distributions	63,618	646,874	162,512	1,691,821
Shares redeemed	(5,859,707)	(59,834,404)	(2,351,436)	(24,429,167)
	(4,729,983)	(48,333,706)	1,828,996	19,012,317
Separate Account Institutional Shares
Shares sold	2,922,247	29,553,142	4,605,750	47,861,233
Reinvestment of distributions	293,416	2,975,674	502,247	5,219,892
Shares redeemed	(1,154,970)	(11,690,798)	(4,261,527)	(44,061,209)
	2,060,693	20,838,018	846,470	9,019,916
Investor Shares
Shares sold	2,994,201	30,434,986	7,385,998	77,085,524
Reinvestment of distributions	214,556	2,180,547	346,367	3,606,944
Shares redeemed	(2,599,387)	(26,413,180)	(6,245,277)	(65,046,289)
	609,370	6,202,353	1,487,088	15,646,179
Class P Shares(a)
Shares sold	825,389	8,394,111	—	—
Reinvestment of distributions	6,808	69,052	—	—
Shares redeemed	(7,045)	(71,504)	—	—
	825,152	8,391,659	—	—
Class R6 Shares
Shares sold	135,928	1,382,945	365,292	3,803,467
Reinvestment of distributions	7,713	78,405	9,779	101,790
Shares redeemed	(91,530)	(930,473)	(125,140)	(1,305,183)
	52,111	530,877	249,931	2,600,074
NET INCREASE	82,000	$521,264	2,336,729	$24,628,564

(a)	Class P Shares commenced operations on April 20, 2018.

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Fund Expenses — Six Month Period Ended September 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018, which represents a period of 183 out of 365 days. The Class P Shares example is based on the period from April 20, 2018, which represents a period of 163 out of 365 days. The Class P Shares example for hypothetical expenses reflects projected activity for the period from April 1, 2018 through September 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund					High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*		Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*
Class A
Actual	$1,000.00	$953.00		$5.83		$1,000.00	$1,034.40		$5.35	$1,000.00	$1,019.20		$4.81
Hypothetical 5% return	1,000.00	1,021.46	+	6.02		1,000.00	1,021.46	+	5.32	1,000.00	1,021.46	+	4.81
Class C
Actual	1,000.00	949.50		9.48		1,000.00	1,032.10		9.17	1,000.00	1,015.40		8.59
Hypothetical 5% return	1,000.00	1,015.34	+	9.80		1,000.00	1,016.04	+	9.10	1,000.00	1,016.55	+	8.59
Institutional
Actual	1,000.00	954.80		4.17		1,000.00	1,037.50		3.78	1,000.00	1,020.90		3.09
Hypothetical 5% return	1,000.00	1,020.81	+	4.31		1,000.00	1,021.36	+	3.75	1,000.00	1,022.01	+	3.09
Service
Actual	—	—		—		1,000.00	1,034.90		6.38	—	—		—
Hypothetical 5% return	—	—		—		1,000.00	1018.80	+	6.33	—	—		—
Investor
Actual	1,000.00	954.30		4.61		1,000.00	1,037.20		4.09	1,000.00	1,020.50		3.55
Hypothetical 5% return	1,000.00	1,020.36	+	4.76		1,000.00	1,021.06	+	4.05	1,000.00	1,021.56	+	3.55
Class P
Actual	1,000.00	958.70	^	3.63	^	1,000.00	1,022.70	^	3.30	1,000.00	1,015.90	^	2.62	^
Hypothethical 5% return	1,000.00	1,020.86	+^	4.25	^	1,000.00	1,020.20	+^	3.74	1,000.00	1,020.20	+^	2.99	^
Class R
Actual	—	—		—		1,000.00	1,034.70		6.63	1,000.00	1,017.90		6.07
Hypothetical 5% return	—	—		—		1,000.00	1,023.21	+	6.58	1,000.00	1,023.21	+	6.07
Class R6
Actual	1,000.00	954.80		4.12		1,000.00	1,037.50		3.73	1,000.00	1,019.90		3.04
Hypothetical 5% return	1,000.00	1,020.86	+	4.26		1,000.00	1,021.41	+	3.70	1,000.00	1,022.06	+	3.04

^	Class P Shares commenced operations on April 20, 2018.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P^	Class R	Class R6
Emerging Markets Debt+	1.19%	1.94%	0.85%	—%	0.94%	0.84%	—%	0.84%
High Yield+	1.05	1.80	0.74	1.25	0.80	0.74	1.30	0.73
High Yield Floating Rate+	0.95	1.70	0.61	—	0.70	0.59	1.20	0.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Fund Expenses — Six Month Period Ended September 30, 2018 (Unaudited) (continued)

	Investment Grade Credit Fund					Local Emerging Markets Debt Fund					Total Emerging Markets Income Fund					U.S. Mortgages Fund
Share Class	Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*		Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*		Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Ending Account Value 9/30/18		Beginning Account Value 4/1/18	Ending Account Value 9/30/18		Expenses Paid for the 6 months ended 9/30/18*
Class A
Actual	$1,000.00	$1,002.30		$3.61		$1,000.00	$834.20		$5.61		$1,000.00	$887.80		$3.98		$1,000.00	$998.90		$3.91
Hypothetical 5% return	1,000.00	1,021.46	+	3.65		1,000.00	1,021.46	+	6.17		1,000.00	1,021.46	+	4.26		1,000.00	1,021.46	+	3.95
Class C
Actual	—	—		—		1,000.00	830.80		9.00		1,000.00	884.70		7.51		—	—		—
Hypothetical 5% return	—	—		—		1,000.00	1,015.24	+	9.90		1,000.00	1,017.10	+	8.04		—	—		—
Institutional
Actual	1,000.00	1,004.00		1.91		1,000.00	834.90		4.19		1,000.00	888.60		2.37		1,000.00	1,001.60		2.21
Hypothetical 5% return	1,000.00	1,023.16	+	1.93		1,000.00	1,020.51	+	4.61		1,000.00	1,022.56	+	2.54		1,000.00	1,022.86	+	2.23
Separate Account Institutional
Actual	1,000.00	1,003.00		1.86		—	—		—		—	—		—		1,000.00	1,000.70		2.16
Hypothetical 5% return	1,000.00	1,023.21	+	1.88		—	—		—		—	—		—		1,000.00	1,023.21	+	2.18
Investor
Actual	1,000.00	1,002.50		2.36		1,000.00	834.70		4.42		1,000.00	888.10		2.79		1,000.00	1,001.20		2.66
Hypothetical 5% return	1,000.00	1,022.71	+	2.38		1,000.00	1,020.26	+	4.86		1,000.00	1,022.11	+	2.99		1,000.00	1,022.41	+	2.69
Class P
Actual	1,000.00	1,011.00	^	1.64	^	1,000.00	846.30	^	3.66	^	1,000.00	902.90	^	2.14	^	1,000.00	1,005.50	^	1.90	^
Hypothethical 5% return	1,000.00	1,020.20	+^	1.87	^	1,000.00	1,020.20	+^	4.55	^	1,000.00	1,020.20	+^	2.58	^	1,000.00	1,020.20	+^	2.18	^
Class R
Actual	—	—		—		—	—		—		1,000.00	886.00		5.20		—	—		—
Hypothetical 5% return	—	—		—		—	—		—		1,000.00	1,023.21	+	5.57		—	—		—
Class R6
Actual	1,000.00	1,003.10		1.81		1,000.00	834.90		4.14		1,000.00	888.60		2.32		1,000.00	1,001.70		2.16
Hypothetical 5% return	1,000.00	1,023.26	+	1.83		1,000.00	1,020.56	+	4.56		1,000.00	1,022.61	+	2.48		1,000.00	1,022.91	+	2.18

^	Class P Shares commenced operations on April 20, 2018.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class P^	Class R	Class R6
Investment Grade Credit+	0.72%	—%	0.38%	0.37%	0.47%	0.37%	—%	0.36%
Local Emerging Markets Debt+	1.22	1.96	0.91	—	0.96	0.90	—	0.90
Total Emerging Markets Income+	0.84	1.59	0.50	—	0.59	0.51	0.59	0.49
U.S. Mortgages+	0.78	—	0.44	0.43	0.53	0.43	—	0.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Total Emerging Markets Income Fund (formerly, Goldman Sachs Dynamic Emerging Markets Debt Fund), and Goldman Sachs U.S. Mortgages Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-,

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Emerging Markets Debt Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2018. The Trustees noted that the High Yield Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the ten-year period, in the third quartile for the five-year period, and in the fourth quartile for the one- and three-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They observed that the High Yield Floating Rate Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2018. The Trustees also noted that the High Yield Floating Rate Fund had experienced certain portfolio management changes in 2017 and the first half of 2018. They observed that the Investment Grade Credit Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2018. The Trustees noted that the Local Emerging Markets Debt Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2018. The Trustees observed that the Total Emerging Markets Income Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2018. They observed that the Total Emerging Markets Income Fund had certain significant differences from the Fund’s peer group that caused the peer group to be an imperfect basis for comparison. They noted that in December 2017 the Fund had been repositioned from the Dynamic Emerging Markets Debt Fund, which involved changes to the Fund’s investment objective, investment strategy, benchmark, and portfolio management. The Trustees noted that the U.S. Mortgages Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2018. They also noted that the U.S. Mortgages Fund had experienced certain portfolio management changes in the first half of 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Investment Grade Credit, Local Emerging Markets Debt, Total Emerging Markets Income and U.S. Mortgages Funds, the Trustees noted that the management fee breakpoint schedules had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the High Yield Fund that would have the effect of decreasing expenses of Class A,

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging Markets Debt Fund	High Yield Fund	Local Emerging Markets Debt Fund	Total Emerging Markets Income Fund
First $2 billion	0.80%	0.70%	0.80%	0.80%
Next $3 billion	0.72	0.63	0.72	0.72
Next $3 billion	0.68	0.60	0.68	0.68
Over $8 billion	0.67	0.59	0.67	0.67

	High Yield Floating Rate Fund	Investment Grade Credit Fund	U.S. Mortgages Fund
First $1 billion	0.60%	0.34%	0.34%
Next $1 billion	0.54	0.31	0.31
Next $3 billion	0.51	0.29	0.29
Next $3 billion	0.50	0.28	0.28
Over $8 billion	0.49	0.28	0.28

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the High Yield and Local Emerging Markets Debt Funds’ Class A, Class C, Investor, Class R, and Class T Shares, as applicable. Upon reviewing these matters at the Annual

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Emerging Markets Debt, High Yield and High Yield Floating Rate Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

211

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[5]
∎	International Equity ESG Fund[6]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[6]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds.

© 2018 Goldman Sachs. All rights reserved. 148606-OTU-870940 SSFISAR-18/55.3K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 29, 2018

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	November 29, 2018